UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07332 and 811-08162

Name of Fund: BlackRock Funds III

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Treasury

BlackRock LifePath® Dynamic Retirement Fund

BlackRock LifePath® Dynamic 2025 Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2035 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic 2045 Fund

BlackRock LifePath® Dynamic 2050 Fund

BlackRock LifePath® Dynamic 2055 Fund

BlackRock LifePath® Dynamic 2060 Fund

BlackRock LifePath® Dynamic 2065 Fund

BlackRock LifePath® Index Retirement Fund

BlackRock LifePath® Index 2025 Fund

BlackRock LifePath® Index 2030 Fund

BlackRock LifePath® Index 2035 Fund

BlackRock LifePath® Index 2040 Fund

BlackRock LifePath® Index 2045 Fund

BlackRock LifePath® Index 2050 Fund

BlackRock LifePath® Index 2055 Fund

BlackRock LifePath® Index 2060 Fund

BlackRock LifePath® Index 2065 Fund

iShares MSCI Total International Index Fund

iShares Russell 1000 Large-Cap Index Fund

iShares S&P 500 Index Fund

iShares U.S. Aggregate Bond Index Fund

                         Master Investment Portfolio

Diversified Equity Master Portfolio (Formerly Active Stock Master Portfolio)

International Tilts Master Portfolio

Large Cap Index Master Portfolio

Money Market Master Portfolio

S&P 500 Index Master Portfolio

Total International ex U.S. Index Master Portfolio

Treasury Money Market Master Portfolio

U.S. Total Bond Index Master Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III and

             Master Investment Portfolio, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

2

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds III

•	BlackRock Cash Funds: Institutional
•	BlackRock Cash Funds: Treasury

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (888) 204-3956 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Money Market Overview  For the Six-Month Period Ended June 30, 2020

At the onset of 2020, the economy was in a good place and interest rate policy was appropriate according to the Fed, but this outlook quickly changed upon the imposition of dramatic measures by authorities around the world to stem the spread of the coronavirus pandemic. In response, the Fed quickly enacted a series of unprecedented measures to channel credit to businesses and households and smooth market functioning.

The Fed’s stimulus campaign began with an “emergency” 0.50% cut to the Federal Funds target rate on March 3, 2020. This action was followed up a few weeks later with a surprise 1% interest rate cut, bringing the range for the Federal Funds target rate to 0.00%-0.25%. This action included a commitment to keep rates low until the uncertainty has passed. Dusting off its crisis-era playbook, the Fed rebooted or rolled out various support facilities and continues to emphasize its support of credit and liquidity in order to stabilize markets.

The most impactful measure for money market funds, in our view, was the creation of the Money Market Liquidity Facility to purchases commercial paper and domestic and Yankee certificates of deposit from prime money market funds, and municipal debt and variable rate demand notes from municipal money market funds.

The facility was largely active and provided liquidity to money market funds by the end of the first quarter of 2020. In a nod to 2008, the Fed revived the following vehicles: the Commercial Paper Funding Facility to backstop the purchase of high-quality commercial paper from U.S. issuers; the Primary Dealer Credit Facility to provide low-cost funding against a broad range of collateral including commercial paper; and the Term Asset-Backed Securities Loan Facility to purchase asset-backed securities.

Other notable actions included the creation of new facilities to purchase investment-grade corporate debt through the Primary Market Corporate Credit Facility and Secondary Market Corporate Credit Facility. A $2 trillion fiscal aid package signed into law by President Trump along with a series of coordinated global fiscal and monetary actions complemented the Fed’s sweeping measures.

While no new policy initiatives were announced at the June 10, 2020 Federal Open Market Committee meeting, Chairman Powell acknowledged during the post-meeting press conference that two additional policy tools, so-called forward guidance and the targeting of interest rates along the yield curve, were both discussed. Minutes of the meeting released on July 1 revealed that “participants generally indicated support for outcome-based forward guidance.”

According to the Investment Company Institute (“ICI”), prime money market fund assets across the industry recouped over two-thirds of the outflows experienced during the first quarter of 2020, standing around $761 billion at the quarter’s end.

By contrast, over the second quarter, government money market fund assets industrywide declined more than $160 billion since peaking at over $3.9 trillion on May 13, 2020 per the ICI. According to Wrightson ICAP (a research firm that specializes in analysis of federal reserve operations and policy, economic data, and Treasury financing trends), net new Treasury bill supply was robust in the second quarter of 2020, totaling $2.4 trillion. Rates across the Treasury bill curve were up modestly as of June 30 relative to the end of the first quarter of 2020, as markets digested heavy Treasury bill supply.

The three-month London Interbank Offered Rate overnight indexed swap spread — a gauge of stress in the financial system — declined to 0.24% as of June 30, 2020 from 1.38% as on March 31, 2020. A sign, in our view, of normalizing over the quarter.

Usage of the Money Market Mutual Fund Liquidity Facility — which is intended to serve as a backstop source of liquidity for prime and municipal money market funds — steadily declined throughout the second quarter. As of July 1, 2020, usage stood at around $20.6 billion, which is down over $32 billion from the peak level seen on April 8, 2020.

In our view, some of the excess liquidity that was amassed in money market funds in March and April is slowly being deployed elsewhere, and we expect to see additional outflows from money market funds in advance of the July 15 federal income tax filing date.

Net new Treasury bill issuance, in our assessment, could be tempered in the near term given the ample cash balance of over $1.6 trillion in the Treasury General Account at the Fed as of July 1, 2020. Looking ahead, we believe a heavier-than-expected pace of disbursements from the Treasury General Account or passage of additional fiscal stimulus at the federal level could result in a resumption of more robust Treasury bill supply.

We expect credit spreads to remain range bound over the course of the third quarter of 2020. Going forward, we will be monitoring how successful economies are at restarting activity while controlling the coronavirus spread as well as the effectiveness of policy implementation.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of June 30, 2020

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
SL Agency	0.55%	0.55%

BlackRock Cash Funds: Treasury

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek current income consistent with liquidity and stability of principal.

	7-Day SEC Yield	7-Day Yield
Institutional	0.13%	0.13%
SL Agency	0.16	0.16

The 7-Day SEC Yields may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical (b)
BlackRock Cash Funds: Institutional	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
SL Agency	$1,000.00	$1,007.10	$0.45	$1,000.00	$1,024.42	$0.45	0.09%

BlackRock Cash Funds: Treasury
Institutional	$1,000.00	$1,003.60	$0.60	$1,000.00	$1,024.27	$0.60	0.12%
SL Agency	1,000.00	1,003.70	0.45	1,000.00	1,024.42	0.45	0.09

(a)

For each class of a Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because each Fund invests all of its assets in its corresponding Master Portfolio, the expense examples reflect the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

FUND INFORMATION / DISCLOSURE OF EXPENSES	5

Statements of Assets and Liabilities  (unaudited)

June 30, 2020

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Treasury

ASSETS
Investments at value — from the applicable Master Portfolio(a)	$56,837,571,138	$14,019,573,269

LIABILITIES
Bank overdraft	30,551	6,099
Payables:
Administration fees	1,192,512	712,019
Income dividend distributions	27,968,709	1,233,911
Other accrued expenses	4,785	4,794

Total liabilities	29,196,557	1,956,823

NET ASSETS	$56,808,374,581	$14,017,616,446

NET ASSETS CONSIST OF
Paid-in capital	$56,748,289,375	$14,013,854,811
Accumulated earnings	60,085,206	3,761,635

NET ASSETS	$56,808,374,581	$14,017,616,446

Institutional:
Net assets	$—	$2,523,501,755

Shares outstanding(b)	—	2,522,824,525

Net asset value	$—	$1.00

SL Agency:
Net assets	$56,808,374,581	$11,494,114,691

Shares outstanding(b)	56,734,164,059	11,491,030,288

Net asset value	$1.0013	$1.00

(a)	Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio”), respectively.
(b)	Unlimited number of shares authorized, no par value.

See notes to financial statements.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended June 30, 2020

	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Treasury

INVESTMENT INCOME
Net investment income allocated from the applicable Master Portfolio:
Interest — unaffiliated	$359,525,354	$50,038,277
Expenses	(27,450,241)	(6,836,796)
Fees waived	8,420,357	2,117,637

Total investment income	340,495,470	45,319,118

FUND EXPENSES
Administration — class specific	5,434,321	1,608,815
Professional	5,458	5,458
Miscellaneous	20,751	3,706

Total expenses	5,460,530	1,617,979
Less fees waived and/or reimbursed by the Administrator	(5,458)	(5,458)

Total expenses after fees waived and/or reimbursed	5,455,072	1,612,521

Net investment income	335,040,398	43,706,597

REALIZED AND UNREALIZED GAIN ALLOCATED FROM THE MASTER PORTFOLIOS
Net realized gain from investments	2,438,912	2,295,705
Net change in unrealized appreciation (depreciation) on Investments	39,849,853	—

Net realized and unrealized gain	42,288,765	2,295,705

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$377,329,163	$46,002,302

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statements of Changes in Net Assets

	BlackRock Cash Funds: Institutional		BlackRock Cash Funds: Treasury
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$335,040,398	$1,208,290,268	$43,706,597	$191,951,904
Net realized gain	2,438,912	658,671	2,295,705	1,024,511
Net change in unrealized appreciation (depreciation)	39,849,853	14,197,832	—	—

Net increase in net assets resulting from operations	377,329,163	1,223,146,771	46,002,302	192,976,415

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	—	—	(6,250,618)	(30,289,823)
SL Agency	(335,002,132)	(1,208,290,268)	(37,455,979)	(161,662,081)

Decrease in net assets resulting from distributions to shareholders	(335,002,132)	(1,208,290,268)	(43,706,597)	(191,951,904)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,408,228,623	7,104,807,686	1,581,920,956	5,850,717,969

NET ASSETS
Total increase in net assets	2,450,555,654	7,119,664,189	1,584,216,661	5,851,742,480
Beginning of period	54,357,818,927	47,238,154,738	12,433,399,785	6,581,657,305

End of period	$56,808,374,581	$54,357,818,927	$14,017,616,446	$12,433,399,785

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Institutional

	SL Agency
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017		2016	2015

Net asset value, beginning of period	$1.0004		$1.0001	$1.0001	$1.0002		$1.00	$1.00

Net investment income	0.0062		0.0238	0.0206	0.0121		0.0058	0.0019
Net realized and unrealized gain (loss)	0.0009		0.0003	0.0000 (a)	(0.0001)		0.0003	0.0000	(a)

Net increase from investment operations	0.0071		0.0241	0.0206	0.0120		0.0061	0.0019

Distributions(b)
From net investment income	(0.0062)		(0.0238)	(0.0206)	(0.0121)		(0.0058)	(0.0019)
From net realized gain	—		—	—	(0.0000	)(c)	(0.0001)	(0.0000	)(c)

Total distributions	(0.0062)		(0.0238)	(0.0206)	(0.0121)		(0.0059)	(0.0019)

Net asset value, end of period	$1.0013		$1.0004	$1.0001	$1.0001		$1.0002	$1.00

Total Return(d)
Based on net asset value	0.71	%(e)	2.43%	2.08%	1.21%		0.61%	0.19%

Ratios to Average Net Assets(f)(g)
Total expenses	0.09	%(h)	0.09%	0.09%	0.09%		0.09%	0.09%

Total expenses after fees waived and/or reimbursed	0.09	%(h)	0.09%	0.09%	0.09%		0.09%	0.09%

Net investment income	1.23	%(h)	2.36%	2.05%	1.23%		0.58%	0.19%

Supplemental Data
Net assets, end of period (000)	$56,808,375		$54,357,819	$47,238,155	$56,065,762		$41,189,027	$40,443,595

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived, the impact to the expense ratios were as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Expense ratios	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	9

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury

	Institutional

	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,					Period from 06/06/16(a) to 12/31/16		Period from 01/01/15 to 12/31/15(b)
			2019		2018	2017

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00		$1.00

Net investment income	0.0036		0.0210		0.0175	0.0079		0.0015		0.0000	(c)
Net realized gain	0.0000	(c)	0.0000	(c)	0.0000 (c)	0.0000	(c)	0.0001		0.0000	(c)

Net increase from investment operations	0.0036		0.0210		0.0175	0.0079		0.0016		0.0000

Distributions(d)
From net investment income	(0.0036)		(0.0210)		(0.0175)	(0.0079)		(0.0015)		(0.0000	)(e)
From net realized gain	—		(0.0000	)(e)	—	(0.0000	)(e)	(0.0001)		(0.0000	)(e)

Total distributions	(0.0036)		(0.0210)		(0.0175)	(0.0079)		(0.0016)		(0.0000)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00		$1.00

Total Return(f)
Based on net asset value	0.36	%(g)	2.12%		1.76%	0.79%		0.16	%(g)	0.00%

Ratios to Average Net Assets(h)(i)
Total expenses	0.12	%(j)	0.12%		0.12%	0.12%		0.12	%(j)	0.12%

Total expenses after fees waived and/or reimbursed	0.12	%(j)	0.12%		0.12%	0.12%		0.12	%(j)	0.11%

Net investment income	0.72	%(j)	2.06%		1.76%	0.93%		0.29	%(j)	0.01%

Supplemental Data
Net assets, end of period (000)	$2,523,502		$1,813,191		$1,182,627	$467,589		$80,257		$—	(b)

(a)	Recommencement of operations.
(b)	There were no Institutional shares outstanding as of the year ended December 31, 2015.
(c)	Amount is less than $0.00005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.00005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(i)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived, the impact to the expense ratios were as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 06/06/16 (a) to 12/31/16	Period from 01/01/15 to 12/31/15 (b)
		2019	2018	2017
Expense ratios	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%

(j)	Annualized.

See notes to financial statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Cash Funds: Treasury (continued)

	SL Agency

	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019		2018	2017		2016	2015

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00

Net investment income	0.0037		0.0213		0.0178	0.0082		0.0029	0.0003
Net realized gain	0.0000	(a)	0.0000	(a)	0.0000 (a)	0.0000	(a)	0.0001	0.0000	(a)

Net increase from investment operations	0.0037		0.0213		0.0178	0.0082		0.0030	0.0003

Distributions(b)
From net investment income	(0.0037)		(0.0213)		(0.0178)	(0.0082)		(0.0029)	(0.0003)
From net realized gain	—		(0.0000	)(c)	—	(0.0000	)(c)	(0.0001)	(0.0000	)(c)

Total distributions	(0.0037)		(0.0213)		(0.0178)	(0.0082)		(0.0030)	(0.0003)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00	$1.00

Total Return(d)
Based on net asset value	0.37	%(e)	2.15%		1.79%	0.82%		0.30%	0.03%

Ratios to Average Net Assets(f)(g)
Total expenses	0.09	%(h)	0.09%		0.09%	0.09%		0.09%	0.09%

Total expenses after fees waived and/or reimbursed	0.09	%(h)	0.09%		0.09%	0.09%		0.09%	0.09%

Net investment income	0.64	%(h)	2.10%		1.78%	0.85%		0.29%	0.03%

Supplemental Data
Net assets, end of period (000)	$11,494,115		$10,620,209		$5,399,030	$4,204,767		$3,570,576	$2,154,574

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived, the impact to the expense ratios were as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Expense ratios	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Cash Funds: Institutional	Institutional	Diversified
BlackRock Cash Funds: Treasury	Treasury	Diversified

Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). MIP is an affiliate of the Trust. Each Master Portfolio has the same investment objective and strategies as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of each Fund is directly affected by the performance of the Master Portfolios. At June 30, 2020, the percentage of each Master Portfolio owned by its corresponding Fund was 100% for Institutional and 93% for Treasury. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Institutional only offers SL Agency share class and is only available for certain eligible investors. Treasury offers multiple classes of shares. Institutional, Select, SL Agency, Capital, Premium and Trust Shares are sold without a sales charge and only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, and differ principally with respect to administration fees.

The Board of Trustees of the Trust and Board of Directors of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

Treasury operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Institutional began pricing and transacting its shares at a net asset value (“NAV”) per share calculated to four decimal places, reflecting market-based values of its portfolio holdings (i.e., at a “floating” NAV).

With respect to Institutional, the Board is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from Institutional for up to 10 business days during a 90 day period, in the event that Institutional’s weekly liquid assets fall below certain thresholds.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted for on a trade date basis. The Funds record their proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Funds accrue their own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that Institutional’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by Institutional for the benefit of Institutional’s remaining shareholders.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s policy is to value its financial instruments at fair value. Each Fund records its investment in the Master Portfolio at fair value based on the Funds’ proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of each Fund as follows:

	Institutional	Treasury
Capital	N/A	0.07	%(a)
Institutional	N/A	0.05
Premium	N/A	0.10	(a)
Select	N/A	0.15	(a)
SL Agency	0.02%	0.02
Trust	N/A	0.38	(a)

(a)	No shares outstanding as of June 30, 2020.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

For the six months ended June 30, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Treasury
Capital	N/A	$—	(a)
Institutional	N/A	434,637
Premium	N/A	—	(a)
Select	N/A	—	(a)
SL Agency	$5,434,321	1,174,178
Trust	N/A	—	(a)

	$5,434,321	$1,608,815

(a)	No shares outstanding as of June 30, 2020.

As of June 30, 2020, the only investors for the SL Agency Shares of Institutional are investment companies for which (i) BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), or an affiliate provides investment advisory or administration services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in SL Agency Shares of Institutional. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional and Treasury.

Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Shareholders of Capital, Institutional, Premium, Select, SL Agency and Trust Shares of the Funds do not pay any fees for distribution services.

Expense Waivers and Reimbursements: BAL contractually agreed to waive a portion of its administration fees for the Select Shares through April 30, 2021. After giving effect to such contractual expense waiver, the administration fees for the Select Shares will be 0.13%.

The fees and expenses of the Funds’ trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. BAL has contractually agreed to reimburse the Funds or provide an offsetting credit against the administration fees paid by the Funds in an amount equal to these independent expenses through April 30, 2021. For the six months ended June 30, 2020, the amounts waived and/or reimbursed were as follows:

Institutional	$5,458
Treasury	5,458

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock, Inc. (“BlackRock”) or its affiliates.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

5.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class of Institutional were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
Institutional	Shares	Amount	Shares	Amount
SL Agency
Shares sold	153,575,908,471	$153,682,689,362	235,025,468,617	$235,125,900,276
Shares issued in reinvestment of distributions	1,600	1,598	—	—
Shares redeemed	(151,176,433,444)	(151,274,462,337)	(227,923,910,156)	(228,021,092,590)

Net increase	2,399,476,627	$2,408,228,623	7,101,558,461	$7,104,807,686

Total Net Increase	2,399,476,627	$2,408,228,623	7,101,558,461	$7,104,807,686

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share for Treasury.

Transactions in capital shares for each class of Treasury were as follows:

Treasury	Six Months Ended 06/30/20	Year Ended 12/31/19
Institutional
Shares sold	4,004,175,774	9,317,651,619
Shares issued in reinvestment of distributions	2,890,596	14,519,118
Shares redeemed	(3,297,219,001)	(8,701,741,219)

Net increase	709,847,369	630,429,518

SL Agency
Shares sold	116,994,632,285	199,887,588,923
Shares issued in reinvestment of distributions	1,317,527	6,379,009
Shares redeemed	(116,123,876,225)	(194,673,679,481)

Net increase	872,073,587	5,220,288,451

Total Net Increase	1,581,920,956	5,850,717,969

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Master Portfolio Information  as of June 30, 2020

Portfolio Composition

Money Market Master Portfolio	Percent of Net Assets
Commercial Paper	34%
Certificates of Deposit	25
Repurchase Agreements	21
Time Deposits	8
U.S. Treasury Obligations	7
Municipal Bonds	5
Other Assets Less Liabilities	—	(a)

(a)	Represents less than 1%.

Treasury Money Market Master Portfolio	Percent of Net Assets
U.S. Treasury Obligations	78%
Repurchase Agreements	23
Liabilities in Excess of Other Assets	(1)

MASTER PORTFOLIO INFORMATION	15

Schedule of Investments (unaudited) June 30, 2020	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Certificates of Deposit — 24.2%

Domestic — 1.0%
Bank of America N.A., 0.46%, 07/06/21	USD 158,500	$158,499,975
Goldman Sachs Bank USA(a):
(SOFR + 0.40%), 0.48%, 11/05/20	50,000	50,050,098
(SOFR + 0.28%), 1.02%, 02/05/21	100,000	100,030,499
Wells Fargo Bank NA (1 mo. LIBOR US + 0.22%), 0.40%, 07/15/20(a)	284,500	284,494,469

Total Domestic — 1.0% (Cost — $593,000,000)		593,075,041

Euro — 1.7%
Credit Industriel et Commercial, London(b):
0.57%, 11/02/20	216,000	215,577,018
1.94%, 01/08/21	250,000	249,579,375
1.92%, 01/11/21	200,000	199,650,694
1.75%, 02/12/21	300,000	299,345,025

Total Euro — 1.7% (Cost — $957,791,858)		964,152,112

Yankee(c) — 21.5%
Bank of Montreal, Chicago:
0.11%, 07/01/20	500,000	500,000,280
0.11%, 07/02/20	500,000	500,000,555
(Fed Funds Rate + 0.35%), 0.43%, 08/05/20(a)	100,000	100,009,420
(3 mo. LIBOR US + 0.14%), 0.53%, 11/18/20(a)	75,000	75,039,912
(3 mo. LIBOR US + 0.13%), 1.50%, 01/04/21(a)	150,000	150,084,228
Bank of Nova Scotia/Houston(a):
(3 mo. LIBOR US + 0.10%), 0.55%, 02/08/21	350,000	350,105,406
(3 mo. LIBOR US + 0.09%), 1.94%, 02/16/21	150,000	150,037,756
Barclays Bank PLC, New York:
1.30%, 10/21/20	285,000	285,872,394
0.75%, 11/20/20	380,000	380,424,285
BNP Paribas SA, New York(a):
(3 mo. LIBOR US + 0.20%), 1.52%, 10/09/20	327,750	327,944,130
(3 mo. LIBOR US + 0.19%), 1.33%, 10/16/20	200,000	200,123,560
(SOFR + 0.25%), 1.84%, 02/05/21	100,000	99,920,681
Canadian Imperial Bank of Commerce, New York (1 mo. LIBOR US + 0.25%), 0.43%, 01/04/21(a)	100,000	100,097,380
Credit Industriel et Commercial, New York(a):
(3 mo. LIBOR US + 0.14%), 0.47%, 12/04/20	246,000	246,126,117
(3 mo. LIBOR US + 0.12%), 1.49%, 01/04/21	87,000	87,044,411
Credit Suisse AG, New York, 1.75%, 01/07/21	400,000	402,898,036
DNB Bank ASA, New York (3 mo. LIBOR US + 0.20%), 0.74%, 05/05/21(a)	260,500	260,763,384
HSBC Bank USA NA(a):
(3 mo. LIBOR US + 0.12%), 0.48%, 08/26/20	101,500	101,526,335
(3 mo. LIBOR US + 0.22%), 0.55%, 12/04/20	155,000	155,132,447
(3 mo. LIBOR US + 0.11%), 0.67%, 02/04/21	200,000	200,011,788
Lloyds Bank Corporate Markets PLC, New York, 1.65%, 10/05/20	280,000	281,019,855
Mizuho Bank Ltd., New York(a):
(3 mo. LIBOR US + 0.10%), 1.53%, 10/01/20	300,000	300,090,933
(3 mo. LIBOR US + 0.11%), 0.43%, 12/18/20	87,500	87,508,149
(3 mo. LIBOR US + 0.11%), 0.43%, 12/21/20	100,000	100,009,478
MUFG Bank Ltd., New York, 1.95%, 10/15/20	100,000	100,493,617
Nordea Bank AB, New York(a):
(1 mo. LIBOR US + 0.21%), 0.39%, 08/07/20	200,000	200,015,200
(3 mo. LIBOR US + 0.14%), 0.45%, 09/28/20	300,000	300,139,242
(3 mo. LIBOR US + 0.16%), 1.34%, 10/16/20	70,000	70,036,369
(3 mo. LIBOR US + 0.10%), 0.43%, 06/07/21	65,000	64,999,990
Norinchukin Bank, New York, 1.80%, 07/15/20	100,000	100,069,618
Royal Bank of Canada, New York:
1.30%, 01/07/21	187,000	188,070,607
(3 mo. LIBOR US + 0.45%), 1.49%, 04/23/21(a)	280,000	280,813,064

Security	Par (000)	Value

Yankee(c) (continued)
Skandinaviska Enskilda Banken AB, New York:
(1 mo. LIBOR US + 0.21%), 0.38%, 08/05/20(a)	USD 100,000	$100,007,200
1.68%, 09/02/20	60,000	60,162,827
(3 mo. LIBOR US + 0.15%), 1.60%, 10/02/20(a)	25,000	25,010,853
(3 mo. LIBOR US + 0.15%), 1.52%, 10/05/20(a)	200,000	200,089,652
(3 mo. LIBOR US + 0.11%), 1.48%, 01/04/21(a)	126,000	126,057,887
Standard Chartered Bank, New York:
1.26%, 08/24/20	288,000	288,435,125
1.20%, 09/01/20	300,000	300,486,117
(3 mo. LIBOR US + 0.01%), 0.36%, 09/01/20(a)	148,000	148,015,023
(3 mo. LIBOR US + 0.02%), 0.33%, 09/18/20(a)	195,000	195,029,546
(3 mo. LIBOR US + 0.02%), 0.33%, 09/21/20(a)	200,000	200,031,472
Sumitomo Mitsui Banking Corp., New York:
(3 mo. LIBOR US + 0.10%), 0.41%, 12/23/20(a)	250,000	249,999,985
0.82%, 02/12/21(d)	56,708	56,801,809
(3 mo. LIBOR US + 0.06%), 0.44%, 02/19/21(a)	242,000	241,908,180
Sumitomo Mitsui Trust Bank Ltd., New York(a):
(3 mo. LIBOR US + 0.17%), 1.16%, 07/27/20	151,400	151,427,313
(3 mo. LIBOR US + 0.08%), 0.42%, 12/03/20	95,000	94,999,990
(3 mo. LIBOR US + 0.11%), 0.42%, 12/23/20	316,000	315,999,981
Svenska Handelsbanken AB, New York(a):
(3 mo. LIBOR US + 0.15%), 1.60%, 10/02/20	200,000	200,086,826
(3 mo. LIBOR US + 0.11%), 0.43%, 06/16/21	114,000	113,999,990
Toronto-Dominion Bank, New York:
2.17%, 07/29/20	265,000	265,426,806
(Fed Funds Rate + 0.35%), 0.43%, 08/06/20(a)	50,000	50,004,849
(3 mo. LIBOR US + 0.19%), 0.47%, 09/28/20(a)	589,000	589,345,307
2.00%, 09/30/20	300,000	301,362,237
(3 mo. LIBOR US + 0.14%), 0.48%, 07/19/21(a)	59,000	58,999,979
UBS AG, Stamford:
1.90%, 03/30/21	245,000	247,491,006
2.00%, 03/30/21	400,000	404,368,504
1.38%, 04/16/21	257,800	259,494,022
Westpac Banking Corp., New York (3 mo. LIBOR US + 0.15%), 0.46%, 12/09/20(a)	200,000	200,114,686

Total Yankee — 21.5% (Cost — $12,170,222,967)		12,191,585,799

Total Certificates of Deposit — 24.2% (Cost — $13,721,014,825)		13,748,812,952

Commercial Paper — 33.9%
Antalis SA, 1.80%, 07/22/20(b)	40,000	39,995,771
Bank of Nova Scotia (3 mo. LIBOR US + 0.09%), 0.52%, 02/12/21(a)(e)	150,000	150,036,760
Bennington Stark Capital Co. LLC(b):
0.15%, 07/01/20	840,000	839,997,203
0.15%, 07/02/20	311,000	310,997,926
0.65%, 07/27/20	239,000	238,962,895
BNZ International Funding Ltd., 0.35%, 11/20/20(b)	85,000	84,909,512
BPCE(b):
1.96%, 07/31/20	197,000	196,977,776
1.05%, 12/01/20	100,000	99,901,183
2.04%, 12/23/20	256,250	255,950,587
Caisse d’Amortissement de la Dette Sociale, 0.48%, 06/15/21(b)	95,100	94,778,245
Canadian Imperial Bank of Commerce:
0.10%, 07/02/20(b)	950,000	949,995,193
0.11%, 07/07/20(b)	300,000	299,993,001
0.43%, 12/31/20(d)	100,000	100,098,041
0.42%, 06/28/21(d)	370,000	369,999,974
Chesham Finance Ltd., 0.13%, 07/07/20(b)	400,000	399,990,668

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Paper (continued)
Chevron Corp.(b):
2.79%, 09/14/20	USD 295,000	$294,884,162
2.53%, 09/28/20	290,000	289,855,000
Coca-Cola Co., 2.22%, 09/01/20(b)	250,000	249,934,375
Commonwealth Bank of Australia, 0.46%, 09/21/20(d)	248,000	248,111,518
Credit Industriel et Commercial, New York, 0.65%, 11/02/20(b)	85,000	84,878,993
Credit Suisse AG, New York, 1.51%, 09/21/20(b)	200,000	199,864,894
Crown Point Capital Co. LLC:
2.01%, 07/01/20(b)	400,000	399,998,668
0.56%, 08/28/20(d)	90,000	90,051,965
0.51%, 01/08/21(d)	490,000	490,061,995
DBS Bank Ltd., 0.40%, 04/01/21(b)	70,000	69,779,695
DNB Bank ASA, 0.40%, 06/25/21(d)	188,000	187,999,991
European Investment Bank, 1.16%, 09/01/20(b)	150,000	149,972,963
Exxon Mobil Corp.(b):
0.99%, 09/17/20	300,000	299,878,866
0.98%, 09/18/20	191,000	190,922,326
2.28%, 09/23/20	290,000	289,875,381
2.28%, 10/01/20	275,000	274,868,572
Glencove Funding LLC, 0.23%, 11/30/20(d)	265,000	265,000,000
HSBC Bank PLC(d):
0.57%, 09/21/20	142,000	142,074,039
0.58%, 10/06/20(e)	233,000	233,125,531
1.61%, 10/06/20	50,000	50,033,919
1.45%, 10/13/20	284,000	284,199,030
0.54%, 12/01/20	400,000	400,284,864
0.47%, 12/30/20	150,000	150,017,420
0.47%, 02/18/21	250,000	249,968,495
0.57%, 06/09/21	322,000	321,999,932
ING US Funding LLC(d):
0.48%, 09/23/20	441,000	441,223,538
1.38%, 10/09/20	196,000	196,005,270
1.31%, 10/19/20	274,000	274,124,295
Landesbank Baden-Wurttemberg, New York, 0.14%, 07/01/20(b)	1,450,000	1,449,996,099
Lloyds Bank PLC, 0.38%, 08/20/20(d)	185,000	184,999,972
Macquarie Bank Ltd.(d):
0.53%, 12/04/20	248,000	248,190,722
0.46%, 02/16/21	90,500	90,471,508
National Securities Clearing Corp., 2.25%, 02/24/21(b)	123,500	122,958,044
Natixis, New York(b):
1.95%, 07/27/20	240,000	239,980,740
2.00%, 12/15/20	200,000	199,742,400
NRW.Bank, 0.09%, 07/08/20(b)	500,000	499,986,665
Oversea-Chinese Banking Corp. Ltd., 0.23%, 08/06/20(d)	30,000	30,001,540
PFIZER, Inc., 0.30%, 10/06/20(b)	52,000	51,972,680
Shell International Finance BV(b):
2.63%, 10/05/20	200,000	199,822,166
2.63%, 10/07/20	281,500	281,244,539
Societe Generale SA, 0.42%, 03/19/21(d)	350,000	349,874,343
Sumitomo Mitsui Trust Bank Ltd., New York, 0.48%, 11/02/20(b)	100,000	99,896,528
Swedbank AB(b):
1.00%, 07/27/20	80,000	79,993,040
1.33%, 09/02/20	205,000	204,943,510
Toronto-Dominion Bank, 0.10%, 07/01/20(b)	750,000	749,998,125
Total Capital Canada Ltd., 2.53%, 10/01/20(b)	385,000	384,644,934

Security	Par (000)	Value

Commercial Paper (continued)
Toyota Motor Credit Corp.:
1.40%, 07/17/20(b)	USD 300,000	$299,982,576
1.40%, 07/20/20(b)	89,000	88,993,671
1.42%, 07/30/20(b)	150,000	149,983,751
1.42%, 07/31/20(b)	150,000	149,982,950
0.44%, 11/12/20(d)	178,000	178,046,992
Toyota Motor Finance Netherlands BV, 0.44%, 11/16/20(d)	176,000	176,058,960
UBS AG, London:
1.81%, 01/25/21(b)	238,300	237,664,990
0.84%, 01/28/21(d)	167,000	166,990,349
0.46%, 02/17/21(d)	150,000	149,990,498
1.33%, 03/02/21	150,000	149,635,200
0.30%, 06/23/21(d)	186,000	185,999,987
Westpac Banking Corp.(d):
0.51%, 11/25/20	400,000	400,239,720
0.33%, 05/28/21	40,000	39,999,997
Westpac Securities NZ Ltd.(d):
1.50%, 07/06/20	96,000	96,001,598
0.52%, 01/25/21	100,000	100,011,364

Total Commercial Paper — 33.9% (Cost — $19,264,234,804)		19,289,880,590

Corporate Bonds — 0.3%

Banks — 0.2%
Skandinaviska Enskilda Banken AB (3 mo. LIBOR US + 0.43%), 0.82%, 05/17/21(a)(e)	51,000	51,144,413
Westpac Banking Corp.(3 mo. LIBOR US + 0.34%), 1.33%, 01/25/21(a)	44,000	44,078,451

		95,222,864

Capital Markets — 0.1%
CPPIB Capital, Inc.(Secured Overnight Financing Rate + 0.32%), 0.40%, 12/10/20(a)(e)	92,750	92,714,486

Total Corporate Bonds — 0.3% (Cost — $187,918,627)		187,937,350

Municipal Bonds — 4.8%

Alaska — 0.2%
Alaska Housing Finance Corp., RB, VRDN, Series D, 0.12%, 12/01/41(f)	48,400	48,400,000
Alaska Housing Finance Corp., Refunding RB, VRDN, 0.12%, 12/01/40(f)	44,270	44,270,000

		92,670,000

California — 0.1%
State of California, GO, VRDN, Refunding (Sumitomo Mitsui Banking Corp. LOC), 0.10%, 05/01/40(f)	81,390	81,390,000

Delaware — 0.0%
Rib Floater Trust Various States, RB, Series 19-W, 0.58%, 08/15/22(e)(f)	17,095	17,095,000

Florida — 0.2%
City of Gainesville Florida Utilities System Revenue, Refunding RB, VRDN, Series A, 0.17%, 10/01/36(f)	56,985	56,985,000
Taxable Municipal Funding Trust, RB, VRDN, 0.28%, 04/01/58(e)(f)	28,825	28,825,000

		85,810,000

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maine — 0.1%
Maine State Housing Authority, Refunding RB, VRDN, 0.17%, 11/15/50(f)	USD 51,385	$51,385,000

Minnesota — 0.4%
Taxable Municipal Funding Trust, RB, VRDN, 0.58%, 11/26/20(e)(f)	231,955	231,955,000

New Hampshire — 0.0%
New Hampshire Business Finance Authority, RB, Draw Down-CJ FMB, Series A, 0.37%, 07/01/29(e)(f)	12,500	12,500,000

New Jersey — 0.4%
Taxable Municipal Funding Trust, Refunding RB, VRDN(e)(f):
0.28%, 09/01/27	17,300	17,300,000
Taxable, Series 2019-014, 0.58%, 09/01/27	216,350	216,350,000

		233,650,000

New York — 1.6%
Battery Park City Authority, Refunding RB, VRDN, 0.12%, 11/01/38(f)	98,300	98,300,000
Edward-Elmhurst Healthcare, Series 2018, VRDN, 0.20%, 01/01/48(f)	52,065	52,065,000
Jets Stadium Development LLC, VRDN,(e)(f):
0.33%, 04/01/47	39,555	39,555,000
0.33%, 04/01/47	34,400	34,400,000
Series A-4B, 0.33%, 04/01/47	2,500	2,500,000
Jets Stadium Finance Secured, VRDN, 0.33%, 04/01/47(e)(f)	120,495	120,495,000
Metropolitan Transportation Authority, Refunding RB, VRDN, Sub-Series G-2 (TD Bank NA LOC), 0.12%, 11/01/32(f)	56,540	56,540,000
Rib Floater Trust Various States, RB, VRDN, 0.58%, 07/01/22(e)(f)	17,035	17,035,000
Taxable Municipal Funding Trust, RB, VRDN(e)(f):
(AGM), 0.28%, 11/01/39	3,270	3,270,000
0.58%, 04/03/23	391,145	391,145,000
0.58%, 01/16/25	16,935	16,935,000
0.58%, 05/01/29	81,525	81,525,000
0.58%, 09/01/46	6,300	6,300,000
Taxable Municipal Funding Trust, Refunding RB, VRDN, Taxable, Series 2019-008, 0.58%, 05/01/22(e)(f)	7,140	7,140,000

		927,205,000

Pennsylvania — 0.2%
Sports & Exhibition Authority of Pittsburgh and Allegheny County, RB, Series A, VRDN, 0.12%, 11/01/38(f)	110,000	110,000,000

Texas — 1.3%
State of Texas, GO, VRDN(f):
0.21%, 06/01/44	61,040	61,040,000
0.21%, 06/01/45	56,380	56,380,000
0.17%, 12/01/46	119,450	119,450,000
0.12%, 12/01/50	213,400	213,400,000
Series B (Mizuho Bank Ltd. SBPA), 0.12%, 06/01/46	60,980	60,980,000
Veterans Bonds (Federal Home Loan Bank LIQ Agreement), 0.15%, 12/01/49	198,790	198,790,000

		710,040,000

Washington — 0.2%
Port of Seattle, Refunding RB, VRDN, 0.20%, 07/01/33(f)	115,000	115,000,000

Security	Par (000)	Value

West Virginia — 0.1%
Taxable Municipal Funding Trust, RB, VRDN, 0.28%, 06/01/47(e)(f)	USD 73,000	$73,000,000

Wisconsin — 0.0%
Taxable Municipal Funding Trust, RB, VRDN, 0.58%, 11/01/24(e)(f)	6,145	6,145,000

Total Municipal Bonds — 4.8% (Cost — $2,747,845,000)		2,747,845,000

Time Deposits — 8.5%
Banco Santander Central Hispan, 0.07%, 07/01/20	1,000,000	1,000,000,000
Credit Agricole CIB, New York, 0.08%, 07/01/20	481,900	481,900,000
Landesbank Hessen-Thueringen Girozentrale, 0.09%, 07/01/20	133,000	133,000,000
Mizuho Bank Ltd., New York, 0.09%, 07/01/20	1,236,000	1,236,000,000
Royal Bank of Canada, New York:
0.05%, 07/01/20	100,000	100,000,000
0.09%, 07/01/20	800,000	800,000,000
Skandinaviska Enskilda Banken AB, 0.08%, 07/01/20	277,000	277,000,000
Swedbank AB, New York, 0.08%, 07/01/20	800,000	800,000,000

Total Time Deposits — 8.5% (Cost — $4,827,900,000)		4,827,900,000

U.S. Government Sponsored Agency Obligations — 0.4%
Federal Home Loan Bank, 0.09%, 07/24/20(b)	199,000	198,984,743

Total U.S. Government Sponsored Agency Obligation — 0.4% (Cost — $ 198,988,049)		198,984,743

U.S. Treasury Obligations — 6.8%
U.S. Treasury Bills(b):
0.11%, 07/02/20	626,000	625,998,391
0.14%, 07/16/20	84,760	84,755,497
0.17%, 07/23/20	642,000	641,951,940
0.12%, 07/28/20	1,041,573	1,041,469,299
0.12%, 08/11/20	463,570	463,501,364
0.13%, 08/13/20	55,430	55,421,062
0.11%, 08/27/20	519,000	518,884,953
0.15%, 09/10/20	141,000	140,962,459
0.14%, 09/17/20	264,000	263,917,059

Total U.S. Treasury Obligations — 6.8% (Cost — $ 3,836,887,919)		3,836,862,024

Total Repurchase Agreements — 20.7% (Cost — $11,766,716,000)		11,766,716,000

Total Investments — 99.6% (Cost — $56,551,505,224)*		56,604,938,659

Other Assets Less Liabilities — 0.4%		232,632,479

Net Assets — 100.0%		$56,837,571,138

*	Cost for U.S. federal income tax purposes.
(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)	Rates are the current rate or a range of current rates as of period end.
(c)	Issuer is a U.S. branch of foreign domiciled bank.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Money Market Master Portfolio

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value
Barclays Capital, Inc.	0.20	%(a)	06/30/20	07/01/20	$324,000	$324,000	$324,001,800	Corporate Debt/Obligation, 2.02% to 8.00%, due 4/16/21 to 5/15/67	$308,501,718	$340,200,000
.	0.23	(a)	06/30/20	07/01/20	109,000	109,000	109,000,696	Corporate Debt/Obligation, 3.15% to 6.13%, due 5/15/25 to 4/01/60	102,078,927	114,450,000
	0.41	(a)	06/30/20	08/05/20	192,000	192,000	192,078,720	U.S. Government Sponsored Agency Obligation, 0.00% to 3.98%, due 1/25/23 to 1/25/48	5,398,215,157	211,418,857
.	0.43	(a)	06/30/20	07/01/20	137,000	137,000	137,001,636	Corporate Debt/Obligation, 1.50% to 13.50%, due 6/15/21 to 12/31/49	212,374,435	155,079,907
	0.53	(a)	06/30/20	10/03/20	135,000	135,000	135,188,813	Corporate Debt/Obligation, 1.51% to 6.88%, due 5/15/21 to 1/15/87	128,758,452	141,750,000
	0.58	(a)	06/30/20	10/03/20	143,000	143,000	143,218,869	Corporate Debt/Obligation, 0.00% to 5.00%, due 10/01/22 to 6/17/49	158,042,718	153,238,906

Total Barclays Capital, Inc.						$1,040,000				$1,116,137,670

BNP Paribas Securities Corp.	0.18	(a)	06/30/20	07/01/20	355,000	355,000	355,001,775	Corporate Debt/Obligation, 0.39% to 10.88%, due 3/09/21 to 1/25/66	336,520,741	372,750,266
	0.57	(a)	06/30/20	10/03/20	100,000	100,000	100,150,417	Corporate Debt/Obligation, 1.50% to 12.25%, due 3/23/21 to 10/10/79	121,014,601	113,233,482

Total BNP Paribas Securities Corp.						$455,000				$485,983,748

Citigroup Global Markets, Inc.	0.07		06/30/20	07/01/20	10,000	10,000	10,000,019	U.S. Treasury Obligation, 0.00% to 2.13%, due 7/02/20 to 9/30/21	10,200,747	10,200,002
	0.09		06/30/20	07/01/20	65,000	65,000	65,000,163	U.S. Treasury Obligation, 0.00% to 2.88%, due 7/28/20 to 8/15/25	60,589,400	66,300,049
	0.13	(a)	06/30/20	07/01/20	100,000	100,000	100,000,361	Corporate Debt/Obligation, 0.00% to 1.63%, due 7/07/20 to 12/15/22	93,698,000	102,711,636
	0.66	(a)	06/30/20	09/30/20	209,000	209,000	209,352,513	Corporate Debt/Obligation, 0.00% to 5.10%, due 10/29/20 to 4/01/77	212,259,962	219,450,000

Total Citigroup Global Markets, Inc.						$384,000				$398,661,687

Credit Agricole Corp.(b)	0.07		06/30/20	07/01/20	33,000	33,000	33,000,064	U.S. Treasury Obligation, 0.13% to 4.38%, due 4/15/22 to 2/15/38	25,304,604	33,660,001
Credit Suisse Securities (USA) LLC	0.61	(a)	06/30/20	08/04/20	100,000	100,000	100,059,306	Corporate Debt/Obligation, 0.78% to 9.75%, due 6/15/21 to 2/10/50	255,826,404	110,875,084
	0.85	(a)	06/30/20	10/03/20	526,000	526,000	527,179,847	Corporate Debt/Obligation, 0.00% to 10.93%, due 5/15/21 to 10/10/79	3,396,080,683	601,566,899

Total Credit Suisse Securities (USA) LLC						$626,000				$712,441,983

Deutsche Bank Securities, Inc.	0.08		06/30/20	07/01/20	500,000	500,000	500,001,111	U.S. Government Sponsored Agency Obligation, 0.00% to 7.00%, due 7/07/20 to 7/01/50	756,625,603	515,000,099

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value
Goldman Sachs & Co.	0.09%		06/30/20	07/01/20	$1,100,000	$1,100,000	$1,100,002,750	U.S. Government Sponsored Agency Obligation, 2.28% to 6.50%, due 12/20/21 to 5/15/60	$1,918,628,885	$1,122,000,051
HSBC Securities (USA), Inc.	0.20	(a)	06/30/20	07/01/20	33,000	33,000	33,000,183	Corporate Debt/Obligation, 3.00% to 4.70%, due 5/01/25 to 6/30/30	31,059,083	34,650,000
	0.28	(a)	06/30/20	07/01/20	89,500	89,500	89,500,696	Corporate Debt/Obligation, 1.25% to 5.48%, due 8/02/21 to 3/15/59	83,689,252	93,975,001

Total HSBC Securities (USA), Inc.						$122,500				$128,625,001

J.P. Morgan Securities LLC	0.07		06/30/20	07/01/20	4,000	4,000	4,000,008	U.S. Treasury Obligation, 0.00% to 2.63%, due 8/15/20 to 10/31/24	4,085,100	4,080,001
	0.09		06/30/20	07/01/20	175,000	175,000	175,000,438	U.S. Government Sponsored Agency Obligation, 2.00% to 5.00%, due 5/01/37 to 7/15/62	241,339,491	179,629,680
	0.16	(a)	06/30/20	07/07/20	249,000	249,000	249,007,747	U.S. Government Sponsored Agency Obligation, 0.00% to 6.61%, due 11/25/23 to 11/16/60	4,342,835,506	261,450,000
	0.18	(a)	06/30/20	07/01/20	285,000	285,000	285,001,425	Corporate Debt/Obligation, 0.00% to 5.95%, due 8/04/20 to 4/16/58	415,287,633	294,163,345
	0.20	(a)	06/30/20	07/01/20	115,000	115,000	115,000,639	U.S. Government Sponsored Agency Obligation, 0.00% to 6.32%, due 9/14/20 to 8/16/60	500,635,936	120,720,887
	0.26	(a)	06/30/20	07/01/20	90,000	90,000	90,000,650	Corporate Debt/Obligation, 0.00% to 4.85%, due 4/22/26 to 12/15/62	1,088,824,677	96,300,000
	0.38	(a)	06/30/20	07/07/20	735,000	735,000	735,054,308	Corporate Debt/Obligation, 0.00% to 9.88%, due 7/17/20 to 12/31/00	720,470,410	771,750,209
	0.43	(a)	06/30/20	07/07/20	400,000	400,000	400,033,444	Corporate Debt/Obligation, 0.00% to 8.88%, due 8/04/20 to 12/15/72	1,524,844,919	432,465,638
	0.43	(a)	06/30/20	07/01/20	90,000	90,000	90,001,075	Corporate Debt/Obligation, 0.00% to 7.63%, due 10/12/21 to 12/31/00	284,993,765	97,452,261
	0.60	(a)	06/30/20	09/29/20	175,000	175,000	175,265,417	Corporate Debt/Obligation, 0.32% to 9.13%, due 6/01/21 to 12/31/00	345,661,398	189,287,346
	0.65	(a)	06/30/20	09/28/20	205,000	205,000	205,333,125	Corporate Debt/Obligation, 0.12% to 8.63%, due 8/15/22 to 10/25/70	2,180,416,176	221,241,617

Total J.P. Morgan Securities LLC						$2,523,000				$2,668,540,984

Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.09		06/30/20	07/01/20	371,216	371,216	371,216,928	U.S. Government Sponsored Agency Obligation, 0.72% to 5.92%, due 7/25/29 to 7/25/50	3,018,204,267	391,985,560

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At Value
Merrill Lynch, Pierce, Fenner & Smith, Inc. (continued)	0.18	(a) %	06/30/20	07/01/20	$115,000	$115,000	$115,000,575	U.S. Government Sponsored Agency Obligation, 2.50%, due 6/01/50	$113,473,627	$118,450,000
	0.48	(a)	06/30/20	08/04/20	305,000	305,000	305,142,333	U.S. Government Sponsored Agency Obligation, 3.00% to 4.00%, due 10/01/49 to 4/01/50	302,522,735	314,150,000
	0.78	%(a)	06/30/20	09/03/20	240,000	240,000	240,338,000	U.S. Government Sponsored Agency Obligation, 1.08% to 9.43%, due 11/25/39 to 10/25/59	379,295,207	288,000,001

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.						$1,031,216				$1,112,585,561

Mizuho Securities USA, Inc.	0.23	(a)	06/30/20	07/01/20	45,000	45,000	45,000,288	Corporate Debt/Obligation, 3.11% to 5.25%, due 5/01/21 to 11/01/40	47,924,516	48,150,000
	0.38	(a)	06/30/20	07/01/20	30,000	30,000	30,000,317	Corporate Debt/Obligation, 3.00% to 5.25%, due 5/01/21 to 8/15/40	31,191,848	32,100,000
	0.73	(a)	06/30/20	08/04/20	67,000	67,000	67,047,551	U.S. Government Sponsored Agency Obligation, 3.00% to 4.50%, due 1/20/50 to 6/01/50	63,180,564	68,809,998
	0.86	(a)	06/30/20	09/29/20	40,000	40,000	40,086,956	Corporate Debt/Obligation, 2.32% to 5.81%, due 7/15/26 to 4/17/33	43,711,155	42,800,000

Total Mizuho Security USA, Inc.						$182,000				$191,859,998

TD Securities (USA) LLC	0.20	(a)	06/30/20	07/01/20	75,000	75,000	75,000,417	Corporate Debt/Obligation, 2.30% to 11.50%, due 4/02/21 to 4/01/45	73,924,582	78,757,211
Wells Fargo Securities LLC	0.09		06/30/20	07/01/20	2,775,000	2,775,000	2,775,006,938	U.S. Government Sponsored Agency Obligation, 0.23% to 7.00%, due 1/28/22 to 8/20/66	4,737,360,652	2,835,503,477
	0.18	(a)	06/30/20	07/01/20	100,000	100,000	100,000,500	Corporate Debt/Obligation, 0.00% to 6.15%, due 7/07/20 to 2/25/60	97,721,110	105,000,000
	0.20	(a)	06/30/20	07/01/20	530,000	530,000	530,002,944	Corporate Debt/Obligation, 0.89% to 7.63%, due 7/22/20 to 1/22/70	544,937,816	559,632,878
	0.53		06/03/20	09/01/20	90,000	90,000	90,119,250	Corporate Debt/Obligation, 0.00%, due 7/06/20	93,610,598	93,603,764
	0.57		05/26/20	08/19/20	50,000	50,000	50,067,292	Corporate Debt/Obligation, 0.00%, due 7/08/20	52,026,383	52,019,195
	1.65		04/09/20	07/01/20	100,000	100,000	100,380,417	Corporate Debt/Obligation, 1.14% to 5.16%, due 9/20/22 to 9/16/61	168,292,170	107,000,001
	1.80		04/06/20	07/01/20	50,000	50,000	50,215,000	Corporate Debt/Obligation, 2.21% to 5.96%, due 12/20/23 to 11/15/48	52,141,433	53,500,000

Total Wells Fargo Securities LLC						$3,695,000				$3,806,259,315

						$11,766,716				$12,370,513,309

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	Traded in a joint account.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	Money Market Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities	$—	$56,604,938,659	$—	$56,604,938,659

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

See notes to financial statements.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations — 77.8%
U.S. Treasury Bills(a):
0.11%, 07/02/20	USD	175,000	$174,999,475
0.10%, 07/07/20		400,000	399,993,166
0.12%, 07/09/20		159,365	159,360,750
0.12%, 07/14/20		452,000	451,980,831
0.14%, 07/16/20		388,445	388,423,094
0.12%, 07/21/20		1,542,355	1,542,250,520
0.16%, 07/23/20		36,970	36,966,436
0.14%, 07/28/20		1,100,000	1,099,889,730
0.13%, 07/30/20		477,350	477,299,237
0.11%, 08/04/20		464,470	464,424,089
0.23%, 08/06/20		563,695	563,565,788
0.22%, 08/13/20		161,160	161,118,188
1.51%, 08/20/20		38,455	38,376,445
0.13%, 08/25/20		207,260	207,218,836
1.47%, 08/27/20		78,120	77,942,505
0.97%, 09/03/20		472,500	471,704,163
0.15%, 09/08/20		666,160	665,969,747
1.79%, 09/10/20		25,295	25,208,196
0.24%, 09/17/20		82,235	82,193,271
0.16%, 09/24/20		50,000	49,981,701
0.09%, 10/01/20		100,000	99,976,744
0.14%, 10/06/20		144,570	144,515,465
0.29%, 10/15/20		80,360	80,291,996
0.15%, 10/22/20		160,965	160,887,856
0.15%, 10/29/20		43,410	43,388,100
0.18%, 11/10/20		63,290	63,248,686
0.16%, 11/12/20		171,525	171,426,040
0.19%, 11/17/20		150,000	149,889,958
0.19%, 11/24/20		161,230	161,109,829
0.16%, 11/27/20		28,320	28,301,246
0.15%, 12/01/20		17,080	17,068,204
0.18%, 03/25/21		138,990	138,805,930
0.16%, 05/20/21		112,230	112,068,888
U.S. Treasury Notes:
(3 mo.Treasury money market yield + 0.04%), 0.19%, 07/31/20(b)		250,395	250,378,959
2.63%, 08/15/20		26,735	26,816,772
2.13%, 08/31/20		15,645	15,657,870
2.63%, 08/31/20		695	696,145

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
1.38%, 09/15/20	USD	34,310	$34,338,207
2.75%, 09/30/20		56,000	56,154,746
(3 mo.Treasury money market yield + 0.05%), 0.20%, 10/31/20(b)		50,000	49,982,598
1.75%, 11/15/20		11,840	11,845,942
2.63%, 11/15/20		360,055	361,390,048
1.63%, 11/30/20		12,520	12,517,909
2.00%, 11/30/20		88,470	88,597,935
2.75%, 11/30/20		41,615	41,809,406
2.38%, 12/31/20		13,680	13,768,720
2.50%, 12/31/20		4,775	4,794,783
2.00%, 01/15/21		21,950	22,143,471
(3 mo.Treasury money market yield + 0.12%), 0.27%, 01/31/21(b)		301,250	301,184,475
(3 mo.Treasury money market yield + 0.14%), 0.29%, 04/30/21(b)		278,280	278,247,938
(3 mo.Treasury money market yield + 0.22%), 0.37%, 07/31/21(b)		495,000	494,919,529
(3 mo.Treasury money market yield + 0.30%), 0.45%, 10/31/21(b)		368,135	368,755,629
(3 mo.Treasury money market yield + 0.15%), 0.30%, 01/31/22(b)		108,995	108,984,331
(3 mo.Treasury money market yield + 0.11%), 0.26%, 04/30/22(b)		264,835	264,824,848

Total U.S. Treasury Obligations — 77.8% (Cost — $11,717,655,371)			11,717,655,371

Total Repurchase Agreements — 23.2% (Cost — $3,484,450,000)			3,484,450,000

Total Investments — 101.0% (Cost — $15,202,105,371)*			15,202,105,371

Liabilities in Excess of Other Assets — (1.0)%			(151,015,022)

Net Assets — 100.0%			$15,051,090,349

*	Cost for U.S. federal income tax purposes.
(a)	Rates are the current rate or a range of current rates as of period end.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At value
Bank of Nova Scotia	0.07%		06/30/20	07/01/20	$145,450	$145,450	$145,450,283	U.S. Treasury Obligation, 1.50% to 4.38%, due 9/30/21 to 2/15/38	$137,673,700	$148,359,295
Barclays Capital, Inc.	0.07		06/30/20	07/01/20	103,000	103,000	103,000,200	U.S. Treasury Obligation, 2.13% to 3.13%, due 12/31/22 to 2/15/43	97,397,600	105,060,065
BNP Paribas Securities Corp.	0.07		06/30/20	07/01/20	188,000	188,000	188,000,366	U.S. Treasury Obligation, 0.00% to 3.38%, due 3/25/21 to 11/15/49	184,181,868	191,760,049
Citigroup Global Markets, Inc.	0.07	(a)	06/30/20	07/01/20	166,000	166,000	166,000,323	U.S. Treasury Obligation, 0.00% to 2.13%, due 4/22/21 to 6/30/27	169,033,600	169,320,010
	0.07		06/30/20	07/01/20	265,000	265,000	265,000,515	U.S. Treasury Obligation, 0.00% to 2.13%, due 7/02/20 to 9/30/21	270,319,753	270,300,031

Total Citigroup Global Markets, Inc.						$431,000				$439,620,041

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	Treasury Money Market Master Portfolio

Repurchase Agreements (continued)

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received At value
Credit Agricole Corp.	0.07	%(a)	06/30/20	07/01/20	$567,000	$567,000	$567,001,103	U.S. Treasury Obligation, 0.13% to 4.38%, due 4/15/22 to 2/15/38	$ 434,779,096	$ 578,340,011
HSBC Securities (USA), Inc.	0.07	(b)	06/30/20	07/01/20	225,000	225,000	225,000,438	U.S. Treasury Obligation, 0.00% to 3.63%, due 8/31/20 to 8/15/48	216,456,255	229,500,000
J.P. Morgan Securities LLC	0.07		06/30/20	07/01/20	500,000	500,000	500,000,972	U.S. Treasury Obligation, 0.00%, due 10/15/20	510,366,600	510,000,149
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.07		06/30/20	07/01/20	443,000	443,000	443,000,861	U.S. Treasury Obligation, 0.00% to 2.63%, due 3/31/23 to 2/15/33	457,664,903	451,860,073
Mufg Securities Americas Inc.	0.07		06/30/20	07/01/20	25,000	25,000	25,000,049	U.S. Treasury Obligation, 2.75%, due 2/15/28	21,649,600	25,500,084
Natixis SA	0.07		06/30/20	07/01/20	150,000	150,000	150,000,292	U.S. Treasury Obligation, 0.13% to 5.38%, due 1/15/21 to 11/15/49	126,804,400	153,000,126
	0.07	(b)	06/30/20	07/01/20	290,000	290,000	290,000,564	U.S. Treasury Obligation, 0.13% to 3.88%, due 11/15/21 to 2/15/50	200,457,800	295,800,006

Total Natixis SA						$440,000				$ 448,800,132

SG Americas Securities LLC	0.07		06/30/20	07/01/20	200,000	200,000	200,000,389	U.S. Treasury Obligation, 0.00% to 4.38%, due 11/15/20 to 11/15/45	187,501,400	204,000,001
TD Securities (USA) LLC	0.07		06/30/20	07/01/20	190,000	190,000	190,000,369	U.S. Treasury Obligation, 1.50% to 3.13%, due 3/15/22 to 2/15/30	174,871,600	193,800,070
Wells Fargo Securities LLC	0.07		06/30/20	07/01/20	27,000	27,000	27,000,053	U.S. Treasury Obligation, 1.75% to 2.63%, due 6/15/21 to 7/31/21	26,886,000	27,540,058

Total						$3,484,450				$3,554,140,028

(a)	Traded in a joint account.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master Portfolio’s policy regarding valuation of investments and, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short Term Investments	$—	$15,202,105,371	$—	$15,202,105,371

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

See notes to financial statement.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

June 30, 2020

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

ASSETS
Investments at value — unaffiliated(a)	$44,838,222,659	$11,717,655,371
Repurchase agreements at value(b)	11,766,716,000	3,484,450,000
Cash	281,162,797	774,977
Receivables:
Investments sold	—	40,128,699
Interest — unaffiliated	36,564,646	3,738,358

Total assets	56,922,666,102	15,246,747,405

LIABILITIES
Payables:
Investments purchased	80,792,130	193,365,349
Investment advisory fees	4,059,758	2,211,525
Trustees’ fees	90,261	43,898
Other accrued expenses	152,815	36,284

Total liabilities	85,094,964	195,657,056

NET ASSETS	$56,837,571,138	$15,051,090,349

NET ASSETS CONSIST OF
Investors’ capital	$56,784,137,703	$15,051,090,349
Net unrealized appreciation (depreciation)	53,433,435	—

NET ASSETS	$56,837,571,138	$15,051,090,349

(a) Investments at cost — unaffiliated	$44,784,789,224	$11,717,655,371
(b) Repurchase agreements at cost	$11,766,716,000	$3,484,450,000

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Operations  (unaudited)

Six Months Ended June 30, 2020

	Money Market Master Portfolio	Treasury Money Market Master Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$359,525,354	$54,835,533

EXPENSES
Investment advisory	27,185,548	7,322,851
Independent Trustees	192,270	83,373
Professional	72,423	20,479

Total expenses	27,450,241	7,426,703
Less fees waived and/or reimbursed by the Manager	(8,420,357)	(2,300,707)

Total expenses after fees waived and/or reimbursed	19,029,884	5,125,996

Net investment income	340,495,470	49,709,537

REALIZED AND UNREALIZED GAIN
Net realized gain from investments	2,438,912	2,481,368
Net change in unrealized appreciation (depreciation) on investments	39,849,853	—

Net realized and unrealized gain	42,288,765	2,481,368

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$382,784,235	$52,190,905

See notes to financial statements.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	Money Market Master Portfolio		Treasury Money Market Master Portfolio
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$340,495,470	$1,218,511,997	$49,709,537	$229,491,046
Net realized gain	2,438,912	658,671	2,481,368	1,208,116
Net change in unrealized appreciation (depreciation)	39,849,853	14,197,832	—	—

Net increase in net assets resulting from operations	382,784,235	1,233,368,500	52,190,905	230,699,162

CAPITAL TRANSACTIONS
Proceeds from contributions	153,682,689,362	235,125,900,281	122,046,858,937	215,732,811,573
Value of withdrawals	(151,671,588,176)	(229,255,796,451)	(120,747,208,767)	(210,316,698,539)

Net increase in net assets derived from capital transactions	2,011,101,186	5,870,103,830	1,299,650,170	5,416,113,034

NET ASSETS
Total increase in net assets	2,393,885,421	7,103,472,330	1,351,841,075	5,646,812,196
Beginning of period	54,443,685,717	47,340,213,387	13,699,249,274	8,052,437,078

End of period	$56,837,571,138	$54,443,685,717	$15,051,090,349	$13,699,249,274

See notes to financial statements.

FINANCIAL STATEMENTS	27

Financial Highlights

	Money Market Master Portfolio
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Total Return
Total return	0.72	%(a)	2.45%	2.10%	1.23%	0.63%	0.21%

Ratios to Average Net Assets
Total expenses	0.10	%(b)	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived and/or reimbursed	0.07	%(b)	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	1.25	%(b)	2.38%	2.06%	1.25%	0.60%	0.21%

Supplemental Data
Net assets, end of period (000)	$56,837,571		$54,443,686	$47,340,213	$56,134,571	$41,223,924	$43,289,154

(a)	Aggregate total return.
(b)	Annualized.

See notes to financial statements.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

	Treasury Money Market Master Portfolio
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Total Return
Total return	0.38	%(a)	2.17%	1.81%	0.84%	0.32%	0.03%

Ratios to Average Net Assets
Total expenses	0.10	%(b)	0.10%	0.10%	0.10%	0.10%	0.10%

Total expenses after fees waived and/or reimbursed	0.07	%(b)	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	0.68	%(b)	2.12%	1.76%	0.87%	0.31%	0.04%

Supplemental Data
Net assets, end of period (000)	$15,051,090		$13,699,249	$8,052,437	$9,348,334	$6,067,065	$3,450,181

(a)	Aggregate total return.
(b)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to two series of MIP: Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and together, the “Master Portfolios”). Each Master Portfolio is classified as diversified.

Treasury Money Market Master Portfolio operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Master Portfolio is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Master Portfolio’s weekly liquid assets.

With respect to Money Market Master Portfolio, the Board of Trustees of MIP (the “Board”) is permitted to impose a liquidity fee of up to 2% on the value of shares redeemed or temporarily restrict redemptions from Money Market Master Portfolio for up to 10 business days during a 90 day period, in the event that such Money Market Master Portfolio’s weekly liquid assets fall below certain thresholds.

The Master Portfolios, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Liquidity Fees: Any liquidity fees imposed on the value of shares redeemed in the event that the Money Market Master Portfolio’s weekly liquid assets fall below certain thresholds are recorded as paid-in-capital. The liquidity fees are collected and retained by the Money Market Master Portfolio for the benefit of the Money Market Master Portfolio’s remaining shareholders.

Indemnifications: In the normal course of business, a Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. A Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies (Money Market Master Portfolio): The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of 5:00 p.m. (Eastern time) on each business day. U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Investment Valuation Policies (Treasury Money Market Master Portfolio): U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Master Portfolio seeks to maintain the NAV per share of its feeder funds at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Money Market Master Portfolio’s assets and liabilities:

•

Investments are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively. A fund, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement with the Manager, the Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio.

For such services, each Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.10% of the average daily value of each Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolios, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (unaudited) (continued)

BAL is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BAL (or an affiliate) is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolios.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.03% of the average daily value of each Master Portfolio’s net assets through April 30, 2021. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the amounts waived were as follows:

Money Market Master Portfolio	$8,155,664
Treasury Money Market Master Portfolio	2,196,855

The Manager has also voluntarily agreed to waive a portion of their respective management investments advisory fees to enable the feeders that invest in the Master Portfolios to maintain minimum levels of daily net investment income if applicable. The Manager may discontinue the waiver at any time. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager under this agreement.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolios’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BAL has contractually agreed to reimburse the Master Portfolios or provide an offsetting credit against the administration fees paid by the Master Portfolios in an amount equal to these independent expenses through April 30, 2021. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the amounts waived were as follows:

Money Market Master Portfolio	$264,693
Treasury Money Market Master Portfolio	103,852

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Master Portfolio’s investment policies and restrictions. Each Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2020, the Master Portfolios did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

6.	INCOME TAX INFORMATION

Treasury Money Market Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Treasury Money Market Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Treasury Money Market Master Portfolio as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

Money Market Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

7.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Master Portfolio’s ability to buy or sell bonds. As a result, a Master Portfolio may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Master Portfolio needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Master Portfolios invest in securities or other instruments and may enter into certain transactions, and such activities subject each Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio’s and its investments. Each Master Portfolio’s prospectus provides details of the risks to which each Master Portfolio is subject.

Each Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Master Portfolio to reinvest in lower yielding securities. Each Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from each Master Portfolio’s portfolio will decline if each Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Master portfolio’s current earnings rate.

Certain obligations held by the Money Market Master Portfolio have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Money Market Master Portfolio monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

Certain affiliates indirectly invest in the Master Portfolios through the SL Agency Shares of BlackRock Cash Funds. As of period end, these affiliated investors represent a significant portion of the net assets of Money Market Master Portfolio and Treasury Money Market Master Portfolio.

The price the Money Market Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Money Market Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Money Market Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Money Market Master Portfolio, and the Money Market Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Money Market Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a Master Portfolio’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

Concentration Risk: The Master Portfolios invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolios may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	33

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”), each a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. Each of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury (each, a “Portfolio” and collectively, the “Portfolios”), each a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the corresponding Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to each Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of each Portfolio and the interest holders of each Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolios and the Portfolios by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; accounting oversight; administrative and shareholder services; oversight of the Master Portfolio and Portfolio service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolios, the Portfolios and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolios and/or the Portfolios for services; (c) the Master Portfolios’ and/or the Portfolios’ operating expenses and how BlackRock allocates expenses to the Master Portfolios and the Portfolios; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Master Portfolio’s and Portfolio’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Master Fund’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolios and/or the Portfolios; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper classification or Morningstar category, regarding the fees and expenses of each Master Portfolio and Portfolio, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Portfolio as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Master Portfolios and the Portfolios; (g) a summary of aggregate amounts paid by each Master Portfolio and/or Portfolio to BlackRock; (h) sales and redemption data regarding each Portfolio’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Master Portfolios’ and the Portfolios’ operations.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Master Portfolio and Portfolio as compared to its pertinent Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Portfolios and the Portfolios; (d) each Portfolio’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Portfolios and the Portfolios; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of each Master Portfolio. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Portfolio. Throughout the year, the Board compared each Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Master Portfolio’s portfolio management team discussing the pertinent Master Portfolio’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Master Portfolio’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Master Portfolio and Portfolio. BlackRock and its affiliates provide the Master Portfolios and the Portfolios with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolios and the Portfolios by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolios and the Portfolios. In particular, BlackRock and its affiliates provide the Master Portfolios and the Portfolios with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for each Master Portfolio and Portfolio, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Master Portfolios and the Portfolios, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Portfolio’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolios, the Portfolios and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Master Portfolio and Portfolio, as applicable. The Board noted that each Portfolio’s investment results correspond directly to the investment results of the corresponding Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Portfolio’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Portfolio as compared to its Performance Peers and a weighted average benchmark of similar funds, as defined by BlackRock (the “Benchmark Weighted Average”). The Board and its Performance Oversight Committee regularly review, and meet with Master Portfolio management to discuss, the performance of each Master Portfolio and Portfolio, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one- and three-year periods reported, each of BlackRock Cash Funds: Institutional and BlackRock Cash Funds: Treasury outperformed its Benchmark Weighted Average. The Board noted that BlackRock believes that the Benchmark Weighted Average is an appropriate performance metric for each Portfolio, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolios and the Portfolios: The Board, including the Independent Board Members, reviewed each Master Portfolio’s contractual advisory fee rate compared with those of the corresponding Portfolio’s Expense Peers. The contractual advisory fee rate is shown before taking into account

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	35

Disclosure of Investment Advisory Agreement  (continued)

any reimbursements or fee waivers. The Board also compared each Portfolio’s total expense ratio, as well as each Master Portfolio’s actual advisory fee rate, to those of the pertinent Portfolio’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolios and the Portfolios. The Board reviewed BlackRock’s estimated profitability with respect to the Master Portfolios and the Portfolios, as applicable, and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolios and the Portfolios, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Money Market Master Portfolio’s contractual advisory fee rate ranked in the second quartile, and that the actual advisory fee rate and BlackRock Cash Funds: Institutional’s total expense ratio each ranked in the first quartile relative to BlackRock Cash Funds: Institutional’s Expense Peers.

The Board noted that Treasury Money Market Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and BlackRock Cash Funds: Treasury’s total expense ratio ranked in the second and first quartiles, respectively, relative to BlackRock Cash Funds: Treasury’s Expense Peers.

The Board also noted that BlackRock and the Board have contractually agreed to waive a portion of the advisory fees for each Master Portfolio. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Master Portfolio/Portfolio for certain other fees and expenses.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolios and the Portfolios increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation/implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Master Portfolios and the Portfolios benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolios and the Portfolios to more fully participate in these economies of scale. The Board considered each Master Portfolio’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Portfolios and the Portfolios, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolios and the Portfolios, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the pertinent Portfolio’s and/or Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Fund, on behalf of each Master Portfolio, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to each Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

State Street Bank and Trust Company

North Quincy, MA 02171

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	37

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (888) 204-3956.

Availability of Quarterly Schedule of Investments

The Funds/Master Portfolios file their complete schedule of portfolio holdings with the SEC each month on Forms N-MFP. The Funds’/Master Portfolios’ reports on Forms N-MFP are available on the SEC’s website at sec.gov. Each Fund/Master Portfolio makes portfolio holdings available to shareholders/interest holders on its website at blackrock.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master Portfolios voted proxies relating to securities held in the Funds’/Master Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 626-1960; and (2) on the SEC’s website at sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGM	Assured Guaranty Municipal Corp.

LIBOR	London Inter-bank Offered Rate

RB	Revenue Bonds

SOFR	Secured Overnight Financing Rate

VRDN	Variable Rate Demand Notes

Important Fund Information

The following applies to BlackRock Cash Funds: Institutional and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

The following applies to BlackRock Cash Funds: Treasury and its corresponding Master Portfolio: This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

GLOSSARY OF TERMS USED IN THIS REPORT / IMPORTANT FUND INFORMATION	39

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MMF3-6/20-SAR

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds III

•	BlackRock LifePath® Dynamic Retirement Fund
•	BlackRock LifePath® Dynamic 2030 Fund
•	BlackRock LifePath® Dynamic 2040 Fund
•	BlackRock LifePath® Dynamic 2050 Fund
•	BlackRock LifePath® Dynamic 2060 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	BlackRock LifePath® Dynamic Funds

Portfolio Management Commentary

How did each Fund perform?

The BlackRock LifePath® Dynamic Retirement Fund along with the BlackRock LifePath® Dynamic Funds with target dates of 2030, 2040, 2050 and 2060 are referred to as the “LifePath Dynamic Funds”.

For the six-month period ended June 30, 2020, the LifePath Dynamic Retirement Fund and the LifePath Dynamic Funds with target dates of 2030, 2040 and 2060 underperformed their respective custom benchmarks. For the LifePath Dynamic Fund with a target date of 2050, all share classes underperformed the custom benchmark, except for Class K Shares, which outperformed. The returns for the LifePath Dynamic Funds include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

In terms of macro themes, an underweight to U.S. duration in the first quarter of 2020 was a notable detractor as the U.S. Fed and other global central banks cut short-term rates and took a series of measures to minimize the economic shocks caused by the coronavirus pandemic. Within underlying actively managed strategies, BlackRock Advantage Emerging Markets Fund (an emerging markets equity strategy) and International Tilts Master Portfolio (an international developed markets equity strategy) detracted from the LifePath Dynamic Funds’ returns as they lagged their respective benchmarks.

Also with regard to macro themes, positioning in equities was the largest contributor to returns for the period. A tactical overweight to U.S. equities over mid- to late March added value as U.S. equities recovered following the coronavirus pandemic-induced sell-off earlier in the first quarter. The underlying BlackRock Tactical Opportunities Fund (a global tactical asset allocation strategy) also contributed to returns during the period.

Derivatives including financial futures, swaps, and foreign currency transactions were used by the LifePath Dynamic Funds as a means to manage and/or take outright views on equities, interest rates, credit risk and/or currencies.

The LifePath Dynamic Funds’ cash positions closed the period at above 5% of portfolio assets for the vintages 2030, 2040 and 2050. However, none of these LifePath Dynamic Funds’ cash positions had any material impact on their respective performance.

Describe recent portfolio activity.

Each LifePath Dynamic Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Dynamic Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon.

The LifePath Dynamic Funds entered the period with pro-cyclical positioning, though at relatively low active risk levels. The investment adviser believed that steady consumption and stronger-than-appreciated inflationary dynamics in the United States and Europe were likely to intersect with an increase in manufacturing activity after eight consecutive quarters of sequential slowing. Accordingly, the LifePath Dynamic Funds were positioned underweight in duration and overweight in equities as well as overweight in the euro versus the U.S. dollar. In February, with pricing for the investment adviser’s desired positions at slightly more attractive levels and with early survey data suggesting an initial upswing in manufacturing, exposure to cyclical assets was increased, adding to the LifePath Dynamic Funds’ directional overweight positions to global equities and to underweight positions in fixed income.

As the impact of coronavirus pandemic on markets became much more pronounced and economic data lagged, the investment adviser began to focus on the progression, severity and duration of the coronavirus impact, the efficacy of governmental responses with respect to both containment and financial relief, and the economic impact of containment, as well as market sentiment and flows. The investment adviser sought to look through the short-term economic damage from the coronavirus and identify opportunities where market pricing was misaligned with the medium-term macro outlook. Over mid-to-late March, the LifePath Dynamic Funds’ equity overweight was increased, partly because forced selling drove prices significantly lower, and partly due to the investment adviser’s confidence in the eventual passage of substantial monetary action and fiscal relief. The LifePath Dynamic Funds’ duration underweight was also reduced to flat after real rates rose significantly based on the Fed’s quantitative easing and the passage of fiscal relief. Toward the end of March, the magnitude of the LifePath Dynamic Funds’ directional equity overweight was moderately reduced, as pricing moved higher amid quarter-end rebalancing. The LifePath Dynamic Funds’ equity overweight was further reduced in April and May of 2020 as markets continued to recover.

In May, with U.S. growth and inflation weak and extreme monetary policy support set to persist, the investment adviser felt that the macro backdrop would be supportive of an overweight position in duration and introduced an overweight to U.S. duration at the 30-year point on the curve. An underweight to the U.S. dollar versus a developed-market basket of currencies including the Australian dollar, Japanese yen, euro and Canadian dollar was also initiated. Given material weakness in the U.S. labor market and inflation relative to other countries, the investment adviser believed that asset purchases by the Fed would exceed those executed by other developed central banks in terms of quantity and scope, which is likely to represent a headwind for the U.S. dollar. In June, an overweight to European peripheral assets was introduced (an overweight to Spanish and Italian equities, along with Italian 10-year bond futures) against an underweight to the United Kingdom, United States and Japanese equities. The European Union policy response has been more coherent than expected, with a centralized fiscal response designed to benefit the nations hardest hit by the coronavirus pandemic. The European Central Bank has continued to refine its monetary stimulus packages, maintaining a greater focus on providing support in impactful areas and loosening peripheral financial conditions, rather than reducing core sovereign yields. Encouraging signs regarding policy and a greater optimism for reopening in these economies leaves the investment adviser favoring European cyclical assets relative to their developed country peers.

While the coronavirus pandemic remains an important dimension of the investment landscape, the investment adviser feels that trends in growth, inflation and policy are currently more directly determining changes in asset prices. Against a backdrop of large output gaps, sequentially improving global growth and aggressive policy support, the LifePath Dynamic Funds’ overall positioning continues to reflect a modest overweight to equities. With the Fed’s balance sheet growth outpacing that of other central banks, the LifePath Dynamic Funds are underweight in the U.S. dollar and overweight in domestic fixed income. Encouraging policy signs leave the investment adviser

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Dynamic Funds

favoring European cyclical assets (equities, Italian bonds and the euro). At period end, the LifePath Dynamic Funds were positioned overweight in the Eurozone, Italian and Spanish equities, underweight in U.S., U.K. and Japanese equities, overweight in U.S. long duration and Italian 10-year bond futures, and underweight in the U.S. dollar versus a developed-market basket of currencies.

Describe portfolio positioning at period end.

At period end, each of the LifePath Dynamic Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Dynamic Fund will change over time according to a “glide path” as each LifePath Dynamic Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Dynamic Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Dynamic Fund, which may be a primary source of income after retirement. As each LifePath Dynamic Fund approaches its target date, its asset allocation will shift so that it invests a greater percentage of its assets in fixed-income funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Dynamic Fund, and determine whether any changes are required to enable each LifePath Dynamic Fund to achieve its investment objective. Because the BlackRock LifePath® Dynamic Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain its risk profile.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may adjust the allocation to equity and fixed-income in each LifePath Dynamic Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Dynamic Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the LifePath Dynamic Fund or achieve its investment objective.

FUND SUMMARY	5

Fund Summary as of June 30, 2020	BlackRock LifePath® Dynamic Retirement Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic Retirement Fund (“LifePath Dynamic Retirement Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic Retirement Fund will be broadly diversified across global asset classes.

On March 9, 2020, the Fund ceased to invest in LifePath® Dynamic Retirement Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
07/01/10 to 06/30/11	53.0%	9.1%	N/A	0.9%	10.9%	N/A	N/A	4.9%	19.1%	2.1%
07/01/11 to 06/30/12	52.9	9.0	N/A	0.5	11.7	19.8%	3.9%	0.4	1.6	0.2
07/01/12 to 06/30/13	52.9	9.1	2.8%	0.2	10.5	20.3	4.2	N/A	N/A	N/A
07/01/13 to 06/30/14	52.9	9.1	3.8	N/A	10.0	19.6	4.6	N/A	N/A	N/A
07/01/14 to 06/30/15	51.9	8.9	3.8	0.4	10.6	20.5	3.9	N/A	N/A	N/A
07/01/15 to 06/30/16	51.2	8.8	3.8	0.5	11.1	20.9	3.7	N/A	N/A	N/A
07/01/16 to 06/30/17	51.2	8.8	3.7	0.5	11.2	20.7	3.9	N/A	N/A	N/A
07/01/17 to 06/30/18	51.2	8.8	N/A	0.5	13.6	21.8	4.1	N/A	N/A	N/A
07/01/18 to 06/30/19	51.8	8.2	N/A	1.8	12.6	22.3	3.3	N/A	N/A	N/A
07/01/19 to 06/30/20	52.0	8.0	N/A	2.2	12.6	21.9	3.3	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.24%	4.98%	N/A	5.45%	N/A	6.13%	N/A
Investor A	0.07	4.67	(0.83)%	5.16	4.03%	5.87	5.30%
Investor C	(0.20)	3.95	2.95	4.35	4.35	5.05	5.05
Class K	0.36	5.22	N/A	5.65	N/A	6.44	N/A
Class R	0.13	4.53	N/A	4.96	N/A	5.62	N/A
LifePath Dynamic Retirement Fund Custom Benchmark(c)	1.04	6.17	N/A	5.29	N/A	6.23	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.82	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.52	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	6.30	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	5.11	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	13.97	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	10.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Dynamic Retirement Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment. LifePath Dynamic Retirement Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic Retirement Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic Retirement Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic Retirement Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic Retirement Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic Retirement Fund under a different investment strategy. LifePath Dynamic Retirement Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic Retirement Fund when it had a different target asset allocation.

(c)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic Retirement Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Dynamic Retirement Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	40%
Fixed Income Funds	57
Short-Term Securities	2
Other Assets Less Liabilities	1

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Diversified Equity Master Portfolio	22%
Core Alpha Bond Master Portfolio	18
iShares Core U.S. Aggregate Bond ETF	16
Master Total Return Portfolio	13
iShares TIPS Bond ETF	8
International Tilts Master Portfolio	5
BlackRock Tactical Opportunities Fund — Class K	5
BlackRock Advantage Emerging Markets Fund — Class K	4
iShares Developed Real Estate Index Fund — Class K	2
iShares MSCI EAFE Small-Cap ETF	2

FUND SUMMARY	7

Fund Summary as of June 30, 2020	BlackRock LifePath® Dynamic 2030 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2030 Fund (“LifePath Dynamic 2030 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2030 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, the Fund ceased to invest in LifePath® Dynamic 2030 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
07/01/10 to 06/30/11	22.6%	3.3%	N/A	5.9%	20.9%	N/A	N/A	6.2%	38.4%	2.7%
07/01/11 to 06/30/12	24.5	3.6	N/A	6.0	20.8	38.4%	2.9%	0.5	3.1	0.2
07/01/12 to 06/30/13	26.7	3.9	2.9%	5.8	19.6	38.2	2.9	N/A	N/A	N/A
07/01/13 to 06/30/14	28.5	4.2	3.8	5.7	19.2	35.6	3.0	N/A	N/A	N/A
07/01/14 to 06/30/15	24.5	3.7	3.9	6.9	21.1	37.3	2.6	N/A	N/A	N/A
07/01/15 to 06/30/16	22.8	3.5	3.9	7.6	22.0	37.7	2.5	N/A	N/A	N/A
07/01/16 to 06/30/17	24.1	3.7	3.9	7.7	21.7	36.4	2.5	N/A	N/A	N/A
07/01/17 to 06/30/18	26.7	4.2	N/A	7.6	22.7	36.3	2.5	N/A	N/A	N/A
07/01/18 to 06/30/19	26.8	5.5	N/A	4.3	24.6	36.0	2.8	N/A	N/A	N/A
07/01/19 to 06/30/20	29.7	6.2	N/A	3.0	24.1	34.5	2.5	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(3.86)%	2.59%	N/A	6.19%	N/A	8.12%	N/A
Investor A	(3.93)	2.38	(2.99)%	5.95	4.81%	7.86	7.28%
Investor C	(4.27)	1.57	0.62	5.09	5.09	7.03	7.03
Class K	(3.75)	2.76	N/A	6.43	N/A	8.44	N/A
Class R	(3.99)	2.14	N/A	5.72	N/A	7.61	N/A
LifePath Dynamic 2030 Fund Custom Benchmark(c)	(2.79)	3.96	N/A	6.03	N/A	8.24	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.82	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.52	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	6.30	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	5.11	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	13.97	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	10.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Dynamic 2030 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2030. LifePath Dynamic 2030 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2030 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2030 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2030 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2030 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2030 Fund under a different investment strategy. LifePath Dynamic 2030 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2030 Fund when it had a different glidepath and target asset allocation.

(c)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2030 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Dynamic 2030 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	62%
Fixed Income Funds	33
Short-Term Securities	3
Other Assets Less Liabilities	2

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Diversified Equity Master Portfolio	35%
Core Alpha Bond Master Portfolio	10
International Tilts Master Portfolio	10
iShares Core U.S. Aggregate Bond ETF	9
Master Total Return Portfolio	7
BlackRock Advantage Emerging Markets Fund — Class K	7
iShares TIPS Bond ETF	6
BlackRock Tactical Opportunities Fund — Class K	5
iShares Developed Real Estate Index Fund — Class K	3
iShares MSCI EAFE Small-Cap ETF	3

FUND SUMMARY	9

Fund Summary as of June 30, 2020	BlackRock LifePath® Dynamic 2040 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2040 Fund (“LifePath Dynamic 2040 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2040 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, the Fund ceased to invest in LifePath® Dynamic 2040 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
07/01/10 to 06/30/11	11.8%	1.2%	N/A	7.7%	24.5%	N/A	N/A	6.6%	45.3%	2.9%
07/01/11 to 06/30/12	13.9	1.5	N/A	8.1	24.2	45.4%	2.5%	0.6	3.6	0.2
07/01/12 to 06/30/13	16.4	1.7	2.9%	8.1	23.3	45.3	2.3	N/A	N/A	N/A
07/01/13 to 06/30/14	18.2	1.8	3.9	8.2	23.1	42.5	2.3	N/A	N/A	N/A
07/01/14 to 06/30/15	10.8	1.2	4.0	10.5	26.2	45.2	2.1	N/A	N/A	N/A
07/01/15 to 06/30/16	6.4	0.8	4.0	12.1	28.1	46.7	1.9	N/A	N/A	N/A
07/01/16 to 06/30/17	7.6	1.0	4.1	12.4	27.9	45.4	1.6	N/A	N/A	N/A
07/01/17 to 06/30/18	9.9	1.3	N/A	12.9	28.4	46.1	1.4	N/A	N/A	N/A
07/01/18 to 06/30/19	8.8	2.5	N/A	6.6	33.4	46.3	2.4	N/A	N/A	N/A
07/01/19 to 06/30/20	10.6	3.2	N/A	4.1	34.4	46.0	1.7	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.88)%	0.61%	N/A	6.38%	N/A	8.83%	N/A
Investor A	(7.00)	0.30	(4.96)%	6.10	4.96%	8.55	7.97%
Investor C	(7.38)	(0.44)	(1.37)	5.25	5.25	7.72	7.72
Class K	(6.79)	0.82	N/A	6.60	N/A	9.15	N/A
Class R	(7.12)	0.14	N/A	5.88	N/A	8.30	N/A
LifePath Dynamic 2040 Fund Custom Benchmark(c)	(5.88)	2.05	N/A	6.33	N/A	9.02	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.82	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.52	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	6.30	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	5.11	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	13.97	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	10.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Dynamic 2040 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2040. LifePath Dynamic 2040 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2040 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2040 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2040 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2040 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2040 Fund under a different investment strategy. LifePath Dynamic 2040 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2040 Fund when it had a different glidepath and target asset allocation.

(c)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2040 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Dynamic 2040 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	83%
Fixed Income Funds	13
Short-Term Securities	2
Other Assets Less Liabilities	2

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Diversified Equity Master Portfolio	47%
International Tilts Master Portfolio	14
BlackRock Advantage Emerging Markets Fund — Class K	9
BlackRock Tactical Opportunities Fund — Class K	5
iShares MSCI EAFE Small-Cap ETF	5
iShares Developed Real Estate Index Fund — Class K	4
Core Alpha Bond Master Portfolio	4
iShares TIPS Bond ETF	3
iShares Core U.S. Aggregate Bond ETF	3
Master Total Return Portfolio	3

FUND SUMMARY	11

Fund Summary as of June 30, 2020	BlackRock LifePath® Dynamic 2050 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2050 Fund (“LifePath Dynamic 2050 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2050 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, the Fund ceased to invest in LifePath® Dynamic 2050 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
07/01/10 to 06/30/11	1.7%	N/A	N/A	9.5%	27.7%	N/A	N/A	7.2%	50.8%	3.1%
07/01/11 to 06/30/12	4.1	N/A	N/A	10.1	27.2	51.4%	2.2%	0.6	4.1	0.3
07/01/12 to 06/30/13	9.3	N/A	3.9%	10.3	26.5	48.3	1.7	N/A	N/A	N/A
07/01/13 to 06/30/14	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
07/01/14 to 06/30/15	4.7	N/A	4.1	12.2	28.5	48.5	2.0	N/A	N/A	N/A
07/01/15 to 06/30/16	1.0	N/A	4.3	13.9	30.2	48.7	1.9	N/A	N/A	N/A
07/01/16 to 06/30/17	1.0	N/A	4.4	14.6	30.5	47.9	1.6	N/A	N/A	N/A
07/01/17 to 06/30/18	1.1	N/A	N/A	16.1	31.7	50.0	1.1	N/A	N/A	N/A
07/01/18 to 06/30/19	0.9	0.2%	N/A	7.6	38.1	50.8	2.4	N/A	N/A	N/A
07/01/19 to 06/30/20	1.2	0.4	N/A	4.8	40.1	52.2	1.3	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(7.32)%	0.55%	N/A	6.44%	N/A	9.39%	N/A
Investor A	(7.42)	0.33	(4.93)%	6.19	5.05%	9.12	8.54%
Investor C	(7.79)	(0.49)	(1.42)	5.34	5.34	8.28	8.28
Class K	(7.18)	0.83	N/A	6.69	N/A	9.71	N/A
Class R	(7.53)	0.14	N/A	5.97	N/A	8.88	N/A
LifePath Dynamic 2050 Fund Custom Benchmark(c)	(7.24)	1.18	N/A	6.40	N/A	9.56	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.82	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.52	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	6.30	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	5.11	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	13.97	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	10.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Dynamic 2050 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2050. LifePath Dynamic 2050 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2050 Fund when its assets could be allocated to underlying funds that invest primarily in commodities. LifePath Dynamic 2050 Fund’s returns between December 14, 2015 and November 7, 2016 are the returns of LifePath Dynamic 2050 Fund when it incorporated different allocations in its glidepath and had a different investment strategy. LifePath Dynamic 2050 Fund’s returns prior to December 14, 2015 are the returns of LifePath Dynamic 2050 Fund under a different investment strategy. LifePath Dynamic 2050 Fund’s returns prior to November 28, 2014 are the returns of LifePath Dynamic 2050 Fund when it had a different glidepath and target asset allocation.

(c)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2050 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Dynamic 2050 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	94%
Fixed Income Funds	2
Short-Term Securities	1
Other Assets Less Liabilities	3

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Diversified Equity Master Portfolio	52%
International Tilts Master Portfolio	16
BlackRock Advantage Emerging Markets Fund — Class K	11
BlackRock Tactical Opportunities Fund — Class K	5
iShares Developed Real Estate Index Fund — Class K	5
iShares MSCI EAFE Small-Cap ETF	5
Core Alpha Bond Master Portfolio	—	(a)
iShares TIPS Bond ETF	—	(a)
iShares Core U.S. Aggregate Bond ETF	—	(a)
Master Total Return Portfolio	—	(a)

(a)	Represents less than 1%.

FUND SUMMARY	13

Fund Summary as of June 30, 2020	BlackRock LifePath® Dynamic 2060 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2060 Fund (“LifePath Dynamic 2060 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2060 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, the Fund ceased to invest in LifePath® Dynamic 2060 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
07/01/17 to 06/30/18	1.0%	N/A	0.0%	16.2%	31.9%	49.8%	1.1%
07/01/18 to 06/30/19	0.9	0.1%	N/A	7.6	38.2	50.8	2.4
07/01/19 to 06/30/20	0.9	0.1	N/A	4.8	40.5	52.4	1.3

(a)	Commencement of operations. The LifePath Dynamic 2060 Fund commenced operations on May 31, 2017.

See “About Fund Performance” on page 16 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(7.60)%	0.20%	N/A	5.87%	N/A
Investor A	(7.74)	(0.05)	(5.29)%	5.61	3.78%
Investor C	(8.13)	(0.83)	(1.79)	4.75	4.75
Class K	(7.52)	0.45	N/A	6.09	N/A
Class R	(7.84)	(0.26)	N/A	5.39	N/A
LifePath Dynamic 2060 Fund Custom Benchmark(d)	(7.28)	1.17	N/A	6.10	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	5.14	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	4.58	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	(1.32)	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	1.04	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.59	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	3.08	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Dynamic 2060 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2060. LifePath Dynamic 2060 Fund’s returns prior to March 31, 2018 are the returns of LifePath Dynamic 2060 Fund when its assets could be allocated to underlying funds that invest primarily in commodities.

(c)	The LifePath Dynamic Fund commenced operations on May 31, 2017.
(d)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2060 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Dynamic 2060 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	99%
Fixed Income Funds	1
Short-Term Securities	6
Liabilities in Excess of Other Assets	(6)

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Diversified Equity Master Portfolio	53%
International Tilts Master Portfolio	16
BlackRock Advantage Emerging Markets Fund — Class K	11
BlackRock Tactical Opportunities Fund — Class K	5
iShares MSCI EAFE Small-Cap ETF	5
iShares Developed Real Estate Index Fund — Class K	5
iShares MSCI Canada ETF	3
iShares Russell 2000 ETF	2
Core Alpha Bond Master Portfolio	1
iShares Core U.S. Aggregate Bond ETF	—	(a)

(a)	Represents less than 1%.

FUND SUMMARY	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years. Except with respect to LifePath Dynamic 2060 Fund, Investor C Shares performance shown prior to the Investor C Shares inception date of May 3, 2010 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor C Shares fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on LifePath Dynamic Fund distributions or the redemption of LifePath Dynamic Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (“BFA” or the “Manager”) and BlackRock Advisors, LLC (“BAL” or the “Administrator”), LifePath Dynamic Fund’s Manager and Administrator respectively, has contractually agreed to waive and/or reimburse a portion of each LifePath Dynamic Fund’s expenses. Without such waivers and/or reimbursements, each LifePath Dynamic Fund’s performance would have been lower. With respect to each LifePath Dynamic Fund’s contractual waivers, the Manager and Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath Dynamic Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Dynamic Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Dynamic Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Dynamic Funds’ changing asset allocations over time. As of June 30, 2020, the following indexes are used to calculate the LifePath Dynamic Funds’ custom benchmarks: Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex-USA IMI Index, Russell 1000® Index and Russell 2000® Index, as applicable.

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex-USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of each LifePath Dynamic Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each LifePath Dynamic Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Dynamic Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a LifePath Dynamic Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these LifePath Dynamic Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
LifePath Dynamic Retirement Fund
Institutional	$1,000.00	$1,002.40	$2.79	$1,000.00	$1,022.08	$2.82	0.56%
Investor A	1,000.00	1,000.70	4.03	1,000.00	1,020.84	4.07	0.81
Investor C	1,000.00	998.00	7.85	1,000.00	1,017.01	7.92	1.58
Class K	1,000.00	1,003.60	1.64	1,000.00	1,023.22	1.66	0.33
Class R	1,000.00	1,001.30	5.03	1,000.00	1,019.84	5.07	1.01

LifePath Dynamic 2030 Fund
Institutional	$1,000.00	$961.40	$2.63	$1,000.00	$1,022.18	$2.72	0.54%
Investor A	1,000.00	960.70	3.85	1,000.00	1,020.93	3.97	0.79
Investor C	1,000.00	957.30	7.59	1,000.00	1,017.11	7.82	1.56
Class K	1,000.00	962.50	1.51	1,000.00	1,023.32	1.56	0.31
Class R	1,000.00	960.10	4.82	1,000.00	1,019.94	4.97	0.99

LifePath Dynamic 2040 Fund
Institutional	$1,000.00	$931.20	$2.54	$1,000.00	$1,022.23	$2.66	0.53%
Investor A	1,000.00	930.00	3.74	1,000.00	1,020.98	3.92	0.78
Investor C	1,000.00	926.20	7.42	1,000.00	1,017.16	7.77	1.55
Class K	1,000.00	932.10	1.44	1,000.00	1,023.37	1.51	0.30
Class R	1,000.00	928.80	4.70	1,000.00	1,019.99	4.92	0.98

LifePath Dynamic 2050 Fund
Institutional	$1,000.00	$926.80	$2.54	$1,000.00	$1,022.23	$2.66	0.53%
Investor A	1,000.00	925.80	3.73	1,000.00	1,020.98	3.92	0.78
Investor C	1,000.00	922.10	7.41	1,000.00	1,017.16	7.77	1.55
Class K	1,000.00	928.20	1.44	1,000.00	1,023.37	1.51	0.30
Class R	1,000.00	924.70	4.69	1,000.00	1,019.99	4.92	0.98

LifePath Dynamic 2060 Fund
Institutional	$1,000.00	$924.00	$2.49	$1,000.00	$1,022.28	$2.61	0.52%
Investor A	1,000.00	922.60	3.68	1,000.00	1,021.03	3.87	0.77
Investor C	1,000.00	918.70	7.39	1,000.00	1,017.16	7.77	1.55
Class K	1,000.00	924.80	1.39	1,000.00	1,023.42	1.46	0.29
Class R	1,000.00	921.60	4.63	1,000.00	1,020.04	4.87	0.97

(a)

For each class of the LifePath Dynamic Funds, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because each LifePath Dynamic Fund invested all of its assets in its respective LifePath Dynamic Master Portfolio prior to March 9, 2020, the expense examples reflect the net expenses of both the LifePath Dynamic Fund and the LifePath Dynamic Master Portfolio in which it invested for a portion of the period.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

DISCLOSURE OF EXPENSES	17

Derivative Financial Instruments

The LifePath Dynamic Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The LifePath Dynamic Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a LifePath Dynamic Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The LifePath Dynamic Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Dynamic Retirement Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 99.0%

Equity Funds — 40.2%
BlackRock Advantage Emerging Markets Fund — Class K	1,306,712	$12,714,311
BlackRock Tactical Opportunities Fund — Class K	1,256,932	17,408,510
Diversified Equity Master Portfolio	$76,908,585	76,908,585
International Tilts Master Portfolio	$17,702,867	17,702,867
iShares Developed Real Estate Index Fund — Class K	913,840	7,886,444
iShares MSCI EAFE Small-Cap ETF	120,685	6,471,130

		139,091,847

Fixed Income Funds — 56.8%
Core Alpha Bond Master Portfolio	$63,573,981	63,573,981
iShares Core U.S. Aggregate Bond ETF	461,043	54,499,893

Security	Shares/ Investment Value	Value

Fixed Income Funds (continued)
iShares iBoxx $ Investment Grade Corporate Bond ETF	39,215	$5,274,418
iShares TIPS Bond ETF	226,185	27,820,755
Master Total Return Portfolio	$45,382,572	45,382,572

		196,551,619

Short-Term Securities — 2.0%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	7,074,941	7,074,941

Total Affiliated Investment Companies — 99.0% (Cost — $325,704,128)		342,718,407

Other Assets Less Liabilities — 1.0%		3,599,554

Net Assets — 100.0%		$346,317,961

(a)	Annualized 7-day yield as of period end.

(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuers	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Advantage Emerging Markets Fund — Class K	1,182,456	(b)	267,750	(c)	(143,494	)(d)	1,306,712	$12,714,311	$—		$(158,421)	$(930,628)
BlackRock Cash Funds: Institutional, SL Agency Shares(e)	252,847	(b)	—		(252,847	)(f)	—	—	993	(g)	552	—
BlackRock Cash Funds: Treasury, SL Agency Shares	35,793,498	(b)	—		(28,718,557	)(f)	7,074,941	7,074,941	104,856		—	—
BlackRock Tactical Opportunities Fund — Class K	921,851	(b)	563,690	(c)	(228,609	)(d)	1,256,932	17,408,510	—		(121,569)	347,756
Core Alpha Bond Master Portfolio	$160,689,142	(b)	$—		$(97,115,161	)(f)	$63,573,981	63,573,981	1,884,293		4,819,096	(30,541,504)
Diversified Equity Master Portfolio	$90,865,442	(b)	$—		$(13,956,857	)(f)	$76,908,585	76,908,585	647,301		(2,595,490)	(26,352,152)
International Tilts Master Portfolio	$20,140,491	(b)	$—		$(2,437,624	)(f)	$17,702,867	17,702,867	214,748		(1,620,430)	(7,605,931)
iShares Core MSCI EAFE ETF(b)	—		80,515	(c)	(80,515)		—	—	56,354		(139,544)	—
iShares Core U.S. Aggregate Bond ETF	—		461,043		—		461,043	54,499,893	—		—	3,504
iShares Developed Real Estate Index Fund — Class K	828,024	(b)	214,048	(c)	(128,232	)(d)	913,840	7,886,444	69,002		(174,808)	(1,619,084)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		39,215		—		39,215	5,274,418	—		—	(314)
iShares MSCI EAFE Small-Cap ETF	83,346	(b)	37,339		—		120,685	6,471,130	45,417		—	(724,901)
iShares TIPS Bond ETF	281,657	(b)	24,348	(c)	(79,820	)(d)	226,185	27,820,755	138,573		298,701	1,226,294
Master Total Return Portfolio	$31,906,371	(b)	$13,476,201	(f)	$—		$45,382,572	45,382,572	511,676		797,659	(10,482,279)

								$342,718,407	$3,673,213		$1,105,746	$(76,679,239)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value held by the LifePath Dynamic Master Portfolio as of December 31, 2019.
(c)	Represents shares purchased by the Fund and the LifePath Dynamic Master Portfolio.
(d)	Represents shares sold by the Fund and the LifePath Dynamic Master Portfolio.
(e)	As of period end, the entity is no longer held by the Fund.
(f)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Dynamic Master Portfolio.
(g)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic Retirement Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	56	07/17/20	$4,536	$65,205
Euro BTP	34	09/08/20	5,496	89,312
S&P/TSE 60 Index	21	09/17/20	2,873	87,069
Euro Stoxx 50 Index	33	09/18/20	1,195	49,653
FTSE/MIB Index	43	09/18/20	4,659	156,279
MSCI EAFE Index	61	09/18/20	5,424	49,806
Russell 2000 E-Mini Index	168	09/18/20	12,076	704,298
10-Year U.S. Treasury Note	61	09/21/20	8,489	18,040
U.S. Ultra Treasury Bond	27	09/21/20	5,890	(38,043)

				1,181,619

Short Contracts
Topix Index	8	09/10/20	1,155	(10,496)
FTSE 100 Index	14	09/18/20	1,066	(25,052)
S&P 500 E-Mini Index	15	09/18/20	2,318	(75,547)

				(111,095)

				$1,070,524

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	5,276,088	USD	3,656,678	Morgan Stanley & Co. International PLC	09/16/20	$(14,703)
CAD	4,835,132	USD	3,589,948	Morgan Stanley & Co. International PLC	09/16/20	(27,873)
EUR	13,757,144	USD	15,673,555	Bank of America N.A.	09/16/20	(191,557)
JPY	378,073,670	USD	3,539,021	Morgan Stanley & Co. International PLC	09/16/20	(33,993)

						$(268,126)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instrument
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,112,310	$—	$107,352	$—	$1,219,662

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$111,095	$—	$38,043	$—	$149,138
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts				268,126			268,126

	$—	$—	$111,095	$268,126	$38,043	$—	$417,264

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic Retirement Fund

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts		Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(2,618,149	)(a)	$—		$(1,249,026	)(b)	$—	$(3,867,175)
Forward foreign currency exchange contracts	—	—	—		132,875		—		—	132,875

	$—	$—	$(2,618,149)		$132,875		$(1,249,026)		$—	$(3,734,300)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$361,536	(a)	$—		$(22,746	)(b)	$—	$338,790
Forward foreign currency exchange contracts	—	—	—		(572,890	)(c)	—		—	(572,890)

	$—	$—	$361,536		$(572,890)		$(22,746)		$—	$(234,100)

(a)	Includes $(103,521) and $(3,257,043) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $(855,404) and $(1,718,709) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(c)	Includes $(68,149) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$50,148,617
Average notional value of contracts — short	$2,269,397
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$5,035,421
Average amounts sold — in USD	$25,185,811

For more information about the Fund’s Investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$170,639	$127,235
Forward foreign currency exchange contracts	—	268,126

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$170,639	$395,361
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(170,639)	(127,235)

Total derivative assets and liabilities subject to an MNA	$—	$268,126

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Bank of America N.A.	$191,557	$—	$—	$—	$191,557
Morgan Stanley & Co. International PLC	76,569	—	—	—	76,569

	$268,126	$—	$—	$—	$268,126

(a)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic Retirement Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$132,075,461	$—	$—	$132,075,461
Short-Term Securities	7,074,941	—	—	7,074,941

Subtotal	$139,150,402	$—	$—	$139,150,402

Investments Valued at NAV(a)				203,568,005

Total Investments				$342,718,407

Derivative Financial Instruments(b)
Assets:
Equity contracts	$1,112,310	$—	$—	$1,112,310
Interest rate contracts	107,352	—	—	107,352
Liabilities:
Equity contracts	(111,095)	—	—	(111,095)
Foreign currency exchange contracts	—	(268,126)	—	(268,126)
Interest rate contracts	(38,043)	—	—	(38,043)

	$1,070,524	$(268,126)	$—	$802,398

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Dynamic 2030 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 98.2%

Equity Funds — 62.4%
BlackRock Advantage Emerging Markets Fund — Class K	2,162,454	$21,040,675
BlackRock Tactical Opportunities Fund — Class K	1,128,136	15,624,678
Diversified Equity Master Portfolio	$109,458,184	109,458,184
International Tilts Master Portfolio	$30,818,426	30,818,426
iShares Developed Real Estate Index Fund — Class K	1,125,452	9,712,647
iShares MSCI EAFE Small-Cap ETF	174,017	9,330,792

		195,985,402

Fixed Income Funds — 33.2%
Core Alpha Bond Master Portfolio	$31,984,671	31,984,671
iShares Core U.S. Aggregate Bond ETF	232,227	27,451,554
iShares iBoxx $ Investment Grade Corporate Bond ETF	22,329	3,003,251

Security	Shares/ Investment Value	Value

Fixed Income Funds (continued)
iShares TIPS Bond ETF	155,852	$19,169,796
Master Total Return Portfolio	$22,831,445	22,831,445

		104,440,717

Short-Term Securities — 2.6%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	8,113,002	8,113,002

Total Affiliated Investment Companies — 98.2% (Cost — $332,579,019)		308,539,121

Other Assets Less Liabilities — 1.8%		5,631,587

Net Assets — 100.0%		$314,170,708

(a)	Annualized 7-day yield as of period end.

(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Advantage Emerging Markets Fund — Class K	2,044,794	(b)	403,053	(c)	(285,393	)(d)	2,162,454	$21,040,675	$—		$(585,596)	$(1,897,782)
BlackRock Cash Funds: Institutional, SL Agency Shares(e)	1,083,754	(b)	—		(1,083,754	)(f)	—	—	997	(g)	905	—
BlackRock Cash Funds: Treasury, SL Agency Shares	25,813,659	(b)	—		(17,700,657	)(f)	8,113,002	8,113,002	74,560		—	—
BlackRock Tactical Opportunities Fund — Class K	788,141	(b)	559,568	(c)	(219,573	)(d)	1,128,136	15,624,678	—		(153,127)	294,065
Core Alpha Bond Master Portfolio	$72,562,515	(b)	$—		$(40,577,844	)(f)	$31,984,671	31,984,671	893,512		2,269,556	1,707,676
Diversified Equity Master Portfolio	$125,478,627	(b)	$—		$(16,020,443	)(f)	$109,458,184	109,458,184	908,957		(3,525,956)	(32,322,875)
International Tilts Master Portfolio	$37,353,587	(b)	$—		$(6,535,161	)(f)	$30,818,426	30,818,426	375,687		(2,857,840)	(12,116,798)
iShares Core MSCI EAFE ETF	—		165,103	(h)	(165,103)		—	—	99,708		(1,033,284)	—
iShares Core U.S. Aggregate Bond ETF	—		232,227		—		232,227	27,451,554	—		—	1,765
iShares Developed Real Estate Index Fund — Class K	990,451	(b)	200,157	(c)	(65,156	)(d)	1,125,452	9,712,647	79,950		(50,157)	(2,193,357)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		22,329		—		22,329	3,003,251	—		—	(179)
iShares MSCI EAFE Small-Cap ETF	144,419	(b)	46,109	(c)	(16,511)		174,017	9,330,792	82,775		(237,707)	(857,477)
iShares TIPS Bond ETF	184,763	(b)	23,166	(c)	(52,077	)(d)	155,852	19,169,796	92,165		104,197	927,705
Master Total Return Portfolio	$13,956,441	(b)	$8,875,004	(f)	$—		$22,831,445	22,831,445	252,668		398,978	(7,218,952)

								$308,539,121	$2,860,979		$(5,670,031)	$(53,676,209)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents shares/investment value held by the LifePath Dynamic Master Portfolio as of December 31, 2019.
(c)	Represents shares purchased by the Fund and the LifePath Dynamic Master Portfolio.
(d)	Represents shares sold by the Fund and the LifePath Dynamic Master Portfolio.
(e)	As of period end, the entity is no longer held by the Fund.
(f)	Represents net shares/investment value purchased(sold) by the Fund and the LifePath Dynamic Master Portfolio.
(g)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(h)	Represents shares purchased by the LifePath Dynamic Master Portfolio.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2030 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	50	07/17/20	$4,050	$55,788
Euro BTP	30	09/08/20	4,849	78,777
S&P/TSE 60 Index	37	09/17/20	5,061	153,407
Euro Stoxx 50 Index	29	09/18/20	1,050	42,729
FTSE/MIB Index	39	09/18/20	4,226	142,351
MSCI EAFE Index	105	09/18/20	9,337	85,605
Russell 2000 E-Mini Index	117	09/18/20	8,410	486,337
10-Year U.S. Treasury Note	29	09/21/20	4,036	6,652
U.S. Ultra Treasury Bond	24	09/21/20	5,236	(33,816)

				1,017,830

Short Contracts
Topix Index	7	09/10/20	1,010	(11,511)
FTSE 100 Index	13	09/18/20	990	(23,896)
S&P 500 E-Mini Index	13	09/18/20	2,009	(65,474)

				(100,881)

				$916,949

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	4,688,546	USD	3,249,473	Morgan Stanley & Co. International PLC	09/16/20	$(13,066)
CAD	4,296,694	USD	3,190,126	Morgan Stanley & Co. International PLC	09/16/20	(24,722)
EUR	12,225,156	USD	13,928,157	Bank of America N.A.	09/16/20	(170,226)
JPY	335,971,593	USD	3,144,917	Morgan Stanley & Co. International PLC	09/16/20	(30,207)

						$(238,221)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instrument
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$966,217	$—	$85,429	$—	$1,051,646

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$100,881	$—	$33,816	$—	$134,697
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	238,221	—	—	238,221

	$—	$—	$100,881	$238,221	$33,816	$—	$372,918

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2030 Fund

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts		Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(3,153,228	)(a)	$—		$(1,733,060	)(b)	$—	$(4,886,288)
Forward foreign currency exchange contracts	—	—	—		(3,050)		—		—	(3,050)

	$—	$—	$(3,153,228)		$(3,050)		$(1,733,060)		$—	$(4,889,338)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$216,653	(a)	$—		$(101,185	)(b)	$—	$ 115,468
Forward foreign currency exchange contracts	—	—	—		(558,862	)(c)	—		—	(558,862)

	$—	$—	$216,653		$(558,862)		$(101,185)		$—	$(443,394)

(a)	Includes $(379,429) and $(3,077,500) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $(1,079,393) and $(1,829,551) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(c)	Includes $(142,616) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$40,884,362
Average notional value of contracts — short	2,004,630
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	4,643,138
Average amounts sold — in USD	23,542,486

For more information about the Fund’s Investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$141,359	$118,360
Forward foreign currency exchange contracts	—	238,221

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$141,359	$356,581
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(141,359)	(118,360)

Total derivative assets and liabilities subject to an MNA	$—	$238,221

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Bank of America N.A.	$170,226	$—	$—	$—	$170,226
Morgan Stanley & Co. International PLC	67,995	—	—	—	67,995

	$238,221	$—	$—	$—	$238,221

(a)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2030 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$105,333,393	$—	$—	$105,333,393
Short-Term Securities	8,113,002	—	—	8,113,002

Subtotal	$113,446,395	$—	$—	$113,446,395

Investments Valued at NAV(a)				195,092,726

Total Investments				$308,539,121

Derivative Financial Instruments(b)
Assets:
Equity contracts	$966,217	$—	$—	$966,217
Interest rate contracts	85,429	—	—	85,429
Liabilities:
Equity contracts	(100,881)	—	—	(100,881)
Foreign currency exchange contracts	—	(238,221)	—	(238,221)
Interest rate contracts	(33,816)	—	—	(33,816)

	$916,949	$(238,221)	$—	$678,728

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Dynamic 2040 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 97.4%

Equity Funds — 82.7%
BlackRock Advantage Emerging Markets Fund — Class K	2,344,079	$22,807,889
BlackRock Tactical Opportunities Fund — Class K	956,392	13,246,032
Diversified Equity Master Portfolio	$124,245,294	124,245,294
International Tilts Master Portfolio	$37,071,073	37,071,073
iShares Developed Real Estate Index Fund — Class K	1,297,855	11,200,489
iShares MSCI EAFE Small-Cap ETF	226,904	12,166,592

		220,737,369

Fixed Income Funds — 12.6%
Core Alpha Bond Master Portfolio	$9,446,590	9,446,590
iShares Core U.S. Aggregate Bond ETF	68,556	8,104,005
iShares iBoxx USD Investment Grade Corporate Bond ETF	9,764	1,313,258

Security	Shares/ Investment Value	Value

Fixed Income Funds (continued)
iShares TIPS Bond ETF	66,728	$8,207,544
Master Total Return Portfolio	$6,726,544	6,726,544

		33,797,941

Short-Term Securities — 2.1%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	5,485,034	5,485,034

Total Affiliated Investment Companies — 97.4% (Cost — $ 259,563,902)		260,020,344

Other Assets Less Liabilities — 2.6%		6,974,121

Net Assets — 100.0%		$266,994,465

(a)	Annualized 7-day yield as of period end.

(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Advantage Emerging Markets Fund — Class K	2,388,194	(b)	1,445,683	(c)	(1,489,798	)(d)	2,344,079	$22,807,889	$—		$(2,720,656)	$(515,272)
BlackRock Cash Funds: Institutional, SL Agency Shares(e)	3,670,132	(b)	—		(3,670,132	)(f)	—	—	1,040	(g)	695	—
BlackRock Cash Funds: Treasury, SL Agency Shares	19,567,093	(b)	—		(14,082,059	)(f)	5,485,034	5,485,034	62,078		—	—
BlackRock Tactical Opportunities Fund — Class K	652,282	(b)	494,002	(c)	(189,892	)(d)	956,392	13,246,032	—		(125,302)	255,112
Core Alpha Bond Master Portfolio	$18,948,856	(b)	$—		$(9,502,266	)(f)	$9,446,590	9,446,590	248,412		625,404	1,313,856
Diversified Equity Master Portfolio	$136,236,751	(b)	$—		$(11,991,457	)(f)	$124,245,294	124,245,294	1,007,632		(3,795,693)	(26,622,914)
International Tilts Master Portfolio	$43,485,982	(b)	$—		$(6,414,909	)(f)	$37,071,073	37,071,073	439,581		(3,318,401)	(12,043,228)
iShares Core MSCI EAFE ETF	—		159,105	(h)	(159,105)		—	—	111,360		(512,258)	—
iShares Core U.S. Aggregate Bond ETF	—		68,556		—		68,556	8,104,005	—		—	521
iShares Developed Real Estate Index Fund — Class K	1,110,007	(b)	233,668	(c)	(45,820)		1,297,855	11,200,489	89,757		(153,500)	(2,543,429)
iShares iBoxx USD Investment Grade Corporate Bond ETF	—		9,764		—		9,764	1,313,258	—		—	(78)
iShares MSCI EAFE Small-Cap ETF	166,112	(b)	60,792	(c)	—		226,904	12,166,592	96,361		—	(1,467,986)
iShares TIPS Bond ETF	76,765	(b)	10,254	(c)	(20,291)		66,728	8,207,544	38,845		58,796	393,591
Master Total Return Portfolio	$3,560,921	(b)	$3,165,623	(f)	$—		$6,726,544	6,726,544	69,112		110,545	(1,911,824)

								$260,020,344	$2,164,178		$(9,830,370)	$(43,141,651)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value held by the LifePath Dynamic Master Portfolio as of December 31, 2019.
(c)	Represents shares purchased by the Fund and the LifePath Dynamic Master Portfolio.
(d)	Represents shares sold by the Fund and the LifePath Dynamic Master Portfolio.
(e)	As of period end, the entity is no longer held by the Fund.
(f)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Dynamic Master Portfolio.
(g)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(h)	Represents shares purchased by the LifePath Dynamic Master Portfolio.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2040 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	43	07/17/20	$3,483	$48,601
Euro BTP	25	09/08/20	4,041	65,614
S&P/TSE 60 Index	45	09/17/20	6,155	186,576
Euro Stoxx 50 Index	25	09/08/20	905	37,670
FTSE/MIB Index	33	09/18/20	3,576	118,607
MSCI EAFE Index	155	09/18/20	13,783	127,571
Russell 2000 E-Mini Index	71	09/18/20	5,103	293,494
10-Year U.S. Treasury Note	6	09/21/20	835	786
U.S. Ultra Treasury Bond	20	09/21/20	4,363	(28,180)

				850,739

Short Contracts
Topix Index	6	09/10/20	866	(10,303)
FTSE 100 Index	11	09/18/20	838	(20,315)
S&P 500 E-Mini Index	11	09/18/20	1,700	(55,401)

				(86,019)

				$764,720

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	3,949,091	USD	2,736,981	Morgan Stanley & Co. International PLC	09/16/20	$(11,005)
CAD	3,619,040	USD	2,686,994	Morgan Stanley & Co. International PLC	09/16/20	(20,823)
EUR	224,589	USD	255,875	Bank of America N.A.	09/16/20	(3,127)
EUR	10,072,474	USD	11,475,600	Bank of America N.A.	09/16/20	(140,252)
JPY	282,983,776	USD	2,648,916	Morgan Stanley & Co. International PLC	09/16/20	(25,443)

						$(200,650)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instrument
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$812,519	$—	$66,400	$—	$878,919

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$86,019	$—	$28,180	$—	$114,199
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts				200,650			200,650

	$—	$—	$86,019	$200,650	$28,180	$—	$314,849

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2040 Fund

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts		Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(3,211,304	)(a)	$—		$(1,823,043	)(b)	$—	$(5,034,347)
Forward foreign currency exchange contracts	—	—	—		(118,523)		—		—	(118,523)

	$—	$—	$(3,211,304)		$(118,523)		$(1,823,043)		$—	$(5,152,870)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$137,414	(a)	$—		$(127,532	)(b)	$—	$9,882
Forward foreign currency exchange contracts	—	—	—		(500,597	)(c)	—		—	(500,597)

	$—	$—	$137,414		$(500,597)		$(127,532)		$—	$(490,715)

(a)	Includes $(609,769) and $(2,719,206) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $(933,354) and $(1,803,932) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(c)	Includes $(198,179) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$36,205,182
Average notional value of contracts — short	1,701,777
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	3,991,579
Average amounts sold — in USD	20,880,458

For more information about the Fund’s Investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$109,460	$105,136
Forward foreign currency exchange contracts	—	200,650

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$109,460	$305,786
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(109,460)	(105,136)

Total derivative assets and liabilities subject to an MNA	$—	$200,650

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Bank of America N.A.	$143,379	$—	$—	$—	$143,379
Morgan Stanley & Co. International PLC	57,271	—	—	—	57,271

	$200,650	$—	$—	$—	$200,650

(a)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2040 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$77,045,809	$—	$—	$77,045,809
Short-Term Securities	5,485,034	—	—	5,485,034

Subtotal	$82,530,843	$—	$—	$82,530,843

Investments Valued at NAV(a)				177,489,501

Total Investments				$260,020,344

Derivative Financial Instruments(b)
Assets:
Equity contracts	$812,519	$—	$—	$812,519
Interest rate contracts	66,400	—	—	66,400
Liabilities:
Equity contracts	(86,019)	—	—	(86,019)
Foreign currency exchange contracts	—	(200,650)	—	(200,650)
Interest rate contracts	(28,180)	—	—	(28,180)

	$764,720	$(200,650)	$—	$564,070

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Dynamic 2050 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 96.8%

Equity Funds — 94.0%
BlackRock Advantage Emerging Markets Fund — Class K	1,319,907	$12,842,690
BlackRock Tactical Opportunities Fund — Class K	406,765	5,633,700
Diversified Equity Master Portfolio	$59,880,105	59,880,105
International Tilts Master Portfolio	$18,274,252	18,274,252
iShares Developed Real Estate Index Fund — Class K	622,752	5,374,345
iShares MSCI EAFE Small-Cap ETF	96,656	5,182,695

		107,187,787

Fixed Income Funds — 1.6%
Core Alpha Bond Master Portfolio	$464,031	464,031
iShares Core U.S. Aggregate Bond ETF	3,357	396,831
iShares iBoxx USD Investment Grade Corporate Bond ETF	1,780	239,410

Security	Shares/ Investment Value	Value

Fixed Income Funds (continued)
iShares TIPS Bond ETF	3,672	$451,656
Master Total Return Portfolio	$328,148	328,148

		1,880,076

Short-Term Securities — 1.2%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	1,330,802	1,330,802

Total Affiliated Investment Companies — 96.8% (Cost — $102,976,385)		110,398,665

Other Assets Less Liabilities — 3.2%		3,671,249

Net Assets — 100.0%		$114,069,914

(a)	Annualized 7-day yield as of period end.

(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Advantage Emerging Markets Fund — Class K	1,068,663	(b)	340,783	(c)	(89,539	)(d)	1,319,907	$12,842,690	$—		$(126,561)	$(1,163,702)
BlackRock Cash Funds: Institutional, SL Agency Shares(e)	2,902,014	(b)	—		(2,902,014	)(g)	—	—	572	(f)	381	—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,682,760	(b)	—		(9,351,958	)(g)	1,330,802	1,330,802	40,358		—	—
BlackRock Tactical Opportunities Fund — Class K	—		406,765		—		406,765	5,633,700	—		—	(7,907)
Core Alpha Bond Master Portfolio	$ 882,431	(b)	$—		$(418,400	)(g)	$ 464,031	464,031	9,851		24,497	(40,370)
Diversified Equity Master Portfolio	$59,597,236	(b)	$282,869	(g)	$—		$59,880,105	59,880,105	465,425		(1,807,926)	(10,132,563)
International Tilts Master Portfolio	$20,296,393	(b)	$—		$(2,022,141	)(g)	$18,274,252	18,274,252	210,102		(1,586,840)	(5,340,783)
iShares Core MSCI EAFE ETF	—		77,363	(h)	(77,363)		—	—	54,148		(343,968)	—
iShares Core U.S. Aggregate Bond ETF	—		3,357		—		3,357	396,831	—		—	26
iShares Developed Real Estate Index Fund — Class K	494,249	(b)	148,198	(i)	(19,695)		622,752	5,374,345	42,073		(65,500)	(1,140,441)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		1,780		—		1,780	239,410	—		—	(14)
iShares MSCI EAFE Small-Cap ETF	74,791	(b)	21,865	(i)	—		96,656	5,182,695	48,310		—	(519,576)
iShares TIPS Bond ETF	3,279	(b)	414		(21)		3,672	451,656	1,969		4	21,554
Master Total Return Portfolio	$ 10	(b)	$328,138	(g)	$—		$ 328,148	328,148	2		4	(70,384)

								$110,398,665	$872,810		$(3,905,909)	$(18,394,160)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents shares/investment value held by the LifePath Dynamic Master Portfolio as of December 31, 2019.
(c)	Represents shares purchased by the Fund and the LifePath Dynamic Master Portfolio.
(d)	Represents shares sold by the Fund and the LifePath Dynamic Master Portfolio.
(e)	As of period end, the entity is no longer held by the Fund.
(f)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Dynamic Master Portfolio.
(h)	Represents shares purchased by the LifePath Dynamic Master Portfolio.
(i)	Represents shares purchased by the Fund and the LifePath Dynamic Master Portfolio.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2050 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	13	07/17/20	$1,053	$11,874
Euro BTP	11	09/08/20	1,778	28,921
S&P/TSE 60 Index	22	09/17/20	3,009	91,215
FTSE/MIB Index	10	09/18/20	1,084	32,784
MSCI EAFE Index	71	09/18/20	6,313	58,351
Russell 2000 E-Mini Index	24	09/18/20	1,725	100,614
U.S. Ultra Treasury Bond	8	09/21/20	1,745	(11,272)

				312,487

Short Contracts
Topix Index	5	09/10/20	722	(8,633)
FTSE 100 Index	9	09/18/20	686	(16,985)
S&P 500 E-Mini Index	5	09/18/20	773	(25,182)

				(50,800)

				$261,687

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,650,264	USD	1,143,742	Morgan Stanley & Co. International PLC	09/16/20	$(4,599)
CAD	1,512,341	USD	1,122,870	Morgan Stanley & Co. International PLC	09/16/20	(8,718)
EUR	145,003	USD	165,202	Bank of America N.A.	09/16/20	(2,019)
EUR	4,157,980	USD	4,737,199	Bank of America N.A.	09/16/20	(57,897)
JPY	118,279,137	USD	1,107,182	Morgan Stanley & Co. International PLC	09/16/20	(10,645)

						$(83,878)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instrument
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$294,838	$—	$28,921	$—	$323,759

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$50,800	$—	$11,272	$—	$62,072
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	83,878	—	—	83,878

	$—	$—	$50,800	$83,878	$11,272	$—	$145,950

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2050 Fund

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts		Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,333,788	)(a)	$—		$70,662	(b)	$—	$(1,263,126)
Forward foreign currency exchange contracts	—	—	—		(44,878)		—		—	(44,878)

	$—	$—	$(1,333,788)		$(44,878)		$70,662		$—	$(1,308,004)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$36,278	(a)	$—		$18,703	(b)	$—	$54,981
Forward foreign currency exchange contracts	—	—	—		(214,773	)(c)	—		—	(214,773)

	$—	$—	$36,278		$(214,773)		$18,703		$—	$(159,792)

(a)	Includes $(196,497) and $(903,463) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $5,578 and $16,717 in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(c)	Includes $(74,141) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$13,432,472
Average notional value of contracts — short	2,503,239
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	1,482,395
Average amounts sold — in USD	8,729,350

For more information about the Fund’s Investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$47,712	$37,617
Forward foreign currency exchange contracts	—	83,878

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$47,712	$121,495
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(47,712)	(37,617)

Total derivative assets and liabilities subject to an MNA	$—	$83,878

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Bank of America N.A.	$59,916	$—	$—	$—	$59,916
Morgan Stanley & Co. International PLC	23,962	—	—	—	23,962

	$83,878	$—	$—	$—	$83,878

(a)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2050 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$30,121,327	$—	$—	$30,121,327
Short-Term Securities	1,330,802	—	—	1,330,802

Subtotal	$31,452,129	$—	$—	$31,452,129

Investments Valued at NAV(a)				78,946,536

Total Investments				$110,398,665

Derivative Financial Instruments(b)
Assets:
Equity contracts	$294,838	$—	$—	$294,838
Interest rate contracts	28,921	—	—	28,921
Liabilities:
Equity contracts	(50,800)	—	—	(50,800)
Foreign currency exchange contracts	—	(83,878)	—	(83,878)
Interest rate contracts	(11,272)	—	—	(11,272)

	$261,687	$(83,878)	$—	$177,809

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Dynamic 2060 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 106.4%

Equity Funds — 99.2%
BlackRock Advantage Emerging Markets Fund — Class K	81,288	$790,932
BlackRock Tactical Opportunities Fund — Class K	24,821	343,765
Diversified Equity Master Portfolio	$3,666,277	3,666,277
International Tilts Master Portfolio	$1,124,455	1,124,455
iShares Developed Real Estate Index Fund — Class K	37,983	327,792
iShares MSCI Canada ETF	7,243	187,449
iShares MSCI EAFE Small-Cap ETF	6,390	342,632
iShares Russell 2000 ETF(a)	772	110,535

		6,893,837

Fixed Income Funds — 1.3%
Core Alpha Bond Master Portfolio	$34,846	34,846
iShares Core U.S. Aggregate Bond ETF	164	19,386
iShares iBoxx $ Investment Grade Corporate Bond ETF	103	13,854
iShares TIPS Bond ETF	43	5,289
Master Total Return Portfolio	$15,887	15,887

		89,262

Security	Shares/ Investment Value	Value

Short-Term Securities — 5.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.55%(b)(c)	97,649	$97,776
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(b)	314,548	314,548

		412,324

Total Affiliated Investment Companies — 106.4% (Cost — $7,246,296)		7,395,423

Liabilities in Excess of Other Assets — (6.4)%		(443,238)

Net Assets — 100.0%		$6,952,185

(a)	All or a portion of this security is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	All or a portion of this security was purchased with the cash collateral from loaned securities.

(d)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Advantage Emerging Markets Fund — Class K	40,417	(b)	40,871	(c)	—		81,288	$790,932	$—		$(6,583)	$(28,134)
BlackRock Cash Funds: Institutional, SL Agency Shares	—		97,649	(d)	—		97,649	97,776	57	(e)	—	—
BlackRock Cash Funds: Treasury, SL Agency Shares	211,018	(b)	103,530	(d)	—		314,548	314,548	1,261		—	—
BlackRock Tactical Opportunities Fund — Class K	—		24,821		—		24,821	343,765	—		—	(480)
Core Alpha Bond Master Portfolio	$37,326	(b)	$—		$(2,480	)(d)	$34,846	34,846	656		1,886	2,739
Diversified Equity Master Portfolio	$2,237,253	(b)	$1,429,024	(d)	$—		$3,666,277	3,666,277	24,734		(103,987)	18,086
International Tilts Master Portfolio	$797,387	(b)	$327,068	(d)	$—		$1,124,455	1,124,455	11,037		(81,982)	(82,883)
iShares Core MSCI EAFE ETF	—		5,580	(c)	(5,580)		—	—	3,906		(5,849)	—
iShares Core U.S. Aggregate Bond ETF	—		164		—		164	19,386	—		—	1
iShares Developed Real Estate Index Fund — Class K	17,965	(b)	20,018	(c)	—		37,983	327,792	2,324		—	(103,395)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		103		—		103	13,854	—		—	1
iShares MSCI Canada ETF	3,747	(b)	3,496	(c)	—		7,243	187,449	1,771		—	(12,331)
iShares MSCI EAFE Small-Cap ETF	2,705	(b)	4,020	(c)	(335)		6,390	342,632	2,583		(6,831)	(14,931)
iShares Russell 2000 ETF	514	(b)	364	(c)	(106)		772	110,535	646		(5,470)	(15,215)
iShares TIPS Bond ETF	26	(b)	18		(1)		43	5,289	15		—	186
Master Total Return Portfolio	$10	(b)	$15,877	(d)	$—		$15,887	15,887	2		4	(581)

								$7,395,423	$48,992		$(208,812)	$(236,937)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value held by the LifePath Dynamic Master Portfolio as of December 31, 2019.
(c)	Represents shares purchased by the Fund and the LifePath Dynamic Master Portfolio.
(d)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Dynamic Master Portfolio.
(e)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2060 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro BTP	1	09/08/20	$162	$2,651
MSCI EAFE Index	4	09/18/20	356	3,244

				$5,895

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	98,029	USD	67,948	Morgan Stanley & Co. International PLC	09/16/20	$(281)
CAD	89,836	USD	66,701	Morgan Stanley & Co. International PLC	09/16/20	(518)
EUR	27,125	USD	30,904	Bank of America N.A.	09/16/20	(378)
EUR	228,482	USD	260,310	Bank of America N.A.	09/16/20	(3,181)
JPY	7,026,046	USD	65,768	Morgan Stanley & Co. International PLC	09/16/20	(632)

						$(4,990)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$3,244	$—	2,651	$—	$5,895

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$4,990	$—	$—	$4,990

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts		Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(35,764	)(a)	$—		$1,732	(b)	$—	$(34,032)
Forward foreign currency exchange contracts	—	—	—		7,420		—		—	7,420

	$—	$—	$(35,764)		$7,420		$1,732		$—	$(26,612)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,179	)(a)	$—		$2,651		$—	$472
Forward foreign currency exchange contracts	—	—	—		(7,572	)(b)	—		—	(7,572)

	$—	$—	$(2,179)		$(7,572)		$2,651		$—	$(7,100)

(a)	Includes $(8,223) and $(25,542) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $2,744 in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2060 Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$396,685
Average notional value of contracts — short	$64,243
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$68,454
Average amounts sold — in USD	$398,232

For more information about the Fund’s Investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$618	$1,058
Forward foreign currency exchange contracts	—	4,990

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$618	$6,048
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(618)	(1,058)

Total derivative assets and liabilities subject to an MNA	$—	$4,990

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Bank of America N.A.	$3,559	$—	$—	$—	$3,559
Morgan Stanley & Co. International PLC	1,431	—	—	—	1,431

	$4,990	$—	$—	$—	$4,990

(a)	Net amount represents the net amount payable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$2,141,634	$—	$—	$2,141,634
Short-Term Securities	412,324			412,324

Subtotal	$2,553,958	$—	$—	$2,553,958

Investments Valued at NAV(a)				4,841,465

Total Investments				$7,395,423

Derivative Financial Instruments(b)
Assets:
Equity contracts	$3,244	$—	$—	$3,244
Interest rate contracts	2,651	—	—	2,651
Liabilities:
Foreign currency exchange contracts	—	(4,990)	—	(4,990)

	$5,895	$(4,990)	$—	$905

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Statements of Assets and Liabilities  (unaudited)

June 30, 2020

	BlackRock LifePath Dynamic Retirement Fund	BlackRock LifePath Dynamic 2030 Fund	BlackRock LifePath Dynamic 2040 Fund	BlackRock LifePath Dynamic 2050 Fund	BlackRock LifePath Dynamic 2060 Fund

ASSETS
Investments at value — affiliated(a)(b)	$342,718,407	$308,539,121	$260,020,344	$110,398,665	$7,395,423
Cash pledged:
Cash pledged for futures contracts	4,472,000	4,573,000	4,420,000	1,822,000	62,000
Foreign currency at value(c)	6,244,670	8,610,304	8,927,448	5,177,828	3,846
Receivables:
Investments sold	75,444,292	36,087,984	12,860,172	302,896	27,879
Securities lending income — affiliated	—	—	—	—	57
Capital shares sold	256,803	248,212	271,487	87,851	3,876
Dividends — affiliated	2,067	1,330	694	390	33
From the Manager	196,806	190,393	170,690	71,001	4,342
Variation margin on futures contracts	170,639	141,359	109,460	47,712	618
Prepaid expenses	—	—	—	—	4,407

Total assets	429,505,684	358,391,703	286,780,295	117,908,343	7,502,481

LIABILITIES
Cash collateral on securities loaned at value	—	—	—	—	97,776
Payables:
Investments purchased	79,666,313	41,483,925	16,976,077	2,870,176	270,702
Administration fees	500,321	436,872	367,886	148,640	5,354
Capital gains distributions	59,881	95,720	106,140	36,064	10,325
Capital shares redeemed	2,461,316	1,776,523	1,968,097	630,907	142,265
Income dividend distributions	24,728	19,264	16,969	5,457	8,648
Trustees and Officer’s fees	2,976	2,543	2,320	1,684	1,355
Professional fees	30,305	8,664	8,553	8,007	7,630
Service and distribution fees	46,522	40,903	34,002	15,999	193
Variation margin on futures contracts	127,235	118,360	105,136	37,617	1,058
Unrealized depreciation on forward foreign currency exchange contracts	268,126	238,221	200,650	83,878	4,990

Total liabilities	83,187,723	44,220,995	19,785,830	3,838,429	550,296

NET ASSETS	$346,317,961	$314,170,708	$266,994,465	$114,069,914	$6,952,185

NET ASSETS CONSISTS OF
Paid-in capital	$246,226,093	$306,811,041	$228,708,874	$103,628,392	$6,904,763
Accumulated earnings (loss)	100,091,868	7,359,667	38,285,591	10,441,522	47,422

NET ASSETS	$346,317,961	$314,170,708	$266,994,465	$114,069,914	$6,952,185

See notes to financial statements.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2020

	BlackRock LifePath Dynamic Retirement Fund	BlackRock LifePath Dynamic 2030 Fund	BlackRock LifePath Dynamic 2040 Fund	BlackRock LifePath Dynamic 2050 Fund	BlackRock LifePath Dynamic 2060 Fund

NET ASSET VALUE

Institutional
Net assets	$55,436,411	$54,073,941	$52,761,404	$13,571,192	$473,113

Shares outstanding(d)	5,086,594	4,203,436	3,359,518	732,249	45,195

Net asset value	$10.90	$12.86	$15.71	$18.53	$10.47

Investor A
Net assets	$197,326,141	$174,548,477	$144,745,600	$66,680,114	$465,789

Shares outstanding(d)	20,917,849	14,240,127	10,298,975	3,611,845	44,531

Net asset value	$9.43	$12.26	$14.05	$18.46	$10.46

Investor C
Net assets	$2,352,462	$3,389,759	$2,624,250	$1,388,137	$30,666

Shares outstanding(d)	219,131	269,707	170,387	76,294	2,933

Net asset value	$10.74	$12.57	$15.40	$18.19	$10.45

Class K
Net assets	$85,770,294	$78,809,766	$63,777,960	$30,054,690	$5,918,343

Shares outstanding(d)	7,903,590	6,140,515	4,036,485	1,615,868	564,844

Net asset value	$10.85	$12.83	$15.80	$18.60	$10.48

Class R
Net assets	$5,432,653	$3,348,765	$3,085,251	$2,375,781	$64,274

Shares outstanding(d)	504,163	263,942	198,755	129,265	6,144

Net asset value	$10.78	$12.69	$15.52	$18.38	$10.46

(a) Investments at cost — affiliated	$325,704,128	$332,579,019	$259,563,902	$102,976,385	$7,246,296
(b) Securities loaned at value	$—	$—	$—	$—	$97,219
(c) Foreign currency at cost	$6,168,510	$8,468,287	$8,760,457	$5,108,098	$3,849
(d) Unlimited number of shares authorized, no par value

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Operations  (unaudited)

Six Months Ended June 30, 2020

	BlackRock LifePath Dynamic Retirement Fund	BlackRock LifePath Dynamic 2030 Fund	BlackRock LifePath Dynamic 2040 Fund	BlackRock LifePath Dynamic 2050 Fund	BlackRock LifePath Dynamic 2060 Fund

INVESTMENT INCOME
Dividends — affiliated	$240,735	$258,648	$241,905	$108,593	$9,096
Dividend — unaffiliated	748	1,334	281	828	5
Net investment income allocated from the applicable affiliated Underlying Master Portfolio:
Dividends — affiliated	691,130	1,016,088	1,133,137	535,730	29,995
Interest — affiliated	1,747,817	858,419	272,369	26,805	1,602
Securities lending income — affiliated — net	—	—	—	—	57
Expenses	(195,454)	(164,977)	(145,270)	(64,734)	(3,940)
Fees waived	31,245	35,277	35,244	17,570	1,305
Net investment income allocated from the applicable affiliated LifePath Dynamic Master Portfolio:
Dividends — affiliated	414,919	507,773	532,967	245,984	10,723
Interest — affiliated	846,033	439,070	169,122	33,157	1,495
Dividend — unaffiliated	4,725	6,711	7,112	2,536	46
Securities lending — affiliated — net	993	997	1,040	572	—
Expenses	(410,266)	(378,369)	(332,348)	(138,320)	(10,463)
Fees waived	274,377	259,278	231,552	98,230	8,700

Total investment income	3,647,002	2,840,249	2,147,111	866,951	48,621

FUND EXPENSES
Administration — class specific	477,835	421,070	357,208	143,570	3,394
Investment advisory fees	381,005	331,760	276,690	115,281	6,516
Service and distribution — class specific	292,943	255,624	210,079	96,129	1,132
Professional	5,371	6,513	6,451	6,266	6,188
Trustees and Officer	3,556	3,855	3,776	3,543	3,381
Miscellaneous	2,643	2,143	2,143	400	57

Total expenses	1,163,353	1,020,965	856,347	365,189	20,668
Less fess waived and/or reimbursed by the Administrator/Manager	(257,783)	(250,489)	(224,939)	(98,304)	(14,823)

Total expenses after fees waived and/or reimbursed	905,570	770,476	631,408	266,885	5,845

Net investment income	2,741,432	2,069,773	1,515,703	600,066	42,776

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(2,908,250)	(3,427,466)	(3,491,224)	(1,072,207)	(25,809)
Forward foreign currency exchange contracts	132,875	(3,050)	(118,523)	(44,878)	7,420
Foreign currency transactions	28,850	16,932	16,484	(3,606)	1,549
Investments — affiliated	(388,882)	(1,990,368)	(3,142,651)	(544,091)	(24,732)
Investments — unaffiliated	241	721	1,053	361	7
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	(1,418,884)	(6,287,757)	(8,653,420)	(4,288,390)	(221,214)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Dynamic Master Portfolio	1,973,684	1,168,832	440,536	739,735	28,911

	(2,580,366)	(10,522,156)	(14,947,745)	(5,213,076)	(233,868)

Net change in unrealized appreciation (depreciation) on:
Forward foreign currency exchange contracts	(504,741)	(416,246)	(302,418)	(140,632)	(10,316)
Foreign currency translations	12,006	86,213	119,872	67,865	(13)
Futures contracts	5,314,542	5,022,519	4,533,020	941,727	26,014
Investments — affiliated	(3,858,817)	(5,881,953)	(5,150,755)	(277,546)	62,519
Investments — unaffiliated	—	—	—	—	—
Net change in unrealized appreciation/depreciation on investments, futures contracts and foreign currency contracts allocated from the applicable affiliated Underlying Master Portfolio	49,421,749	19,699,548	20,629,058	5,694,053	255,269
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Dynamic Master Portfolio	(51,785,068)	(25,641,211)	(28,277,489)	(10,755,186)	(418,087)

	(1,400,329)	(7,131,130)	(8,448,712)	(4,469,719)	(84,614)

Net realized and unrealized loss	(3,980,695)	(17,653,286)	(23,396,457)	(9,682,795)	(318,482)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,239,263)	$(15,583,513)	$(21,880,754)	$(9,082,729)	$(275,706)

See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock LifePath Dynamic Retirement Fund		BlackRock LifePath Dynamic 2030 Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,741,432	$4,023,095	$2,069,773	$6,719,030
Net realized gain (loss)	(2,580,366)	7,324,884	(10,522,156)	23,238,353
Net change in unrealized appreciation (depreciation)	(1,400,329)	12,174,336	(7,131,130)	35,508,869

Net increase (decrease) in net assets resulting from operations	(1,239,263)	23,522,315	(15,583,513)	65,466,252

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(814,466)	(1,832,284)	(1,056,456)	(4,440,293)
Investor A	(3,257,585)	(4,663,112)	(3,472,980)	(13,286,373)
Investor C	(29,559)	(53,190)	(55,456)	(196,209)
Class K	(1,366,673)	(1,145,772)	(1,621,354)	(3,252,332)
Class R	(71,884)	(87,526)	(62,567)	(251,450)

Decrease in net assets resulting from distributions to shareholders	(5,540,167)	(7,781,884)	(6,268,813)	(21,426,657)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(54,958,861)	284,854,744	(14,167,195)	(461,025)

NET ASSETS
Total increase (decrease) in net assets	(61,738,291)	300,595,175	(36,019,521)	43,578,570
Beginning of period	408,056,252	107,461,077	350,190,229	306,611,659

End of period	$346,317,961	$408,056,252	$314,170,708	$350,190,229

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Dynamic 2040 Fund		BlackRock LifePath Dynamic 2050 Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,515,703	$5,273,997	$600,066	$1,918,080
Net realized gain (loss)	(14,947,745)	22,572,490	(5,213,076)	8,239,144
Net change in unrealized appreciation (depreciation)	(8,448,712)	33,542,118	(4,469,719)	13,666,366

Net increase (decrease) in net assets resulting from operations	(21,880,754)	61,388,605	(9,082,729)	23,823,590

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,047,010)	(3,800,345)	(255,845)	(968,990)
Investor A	(3,117,555)	(12,069,597)	(1,207,305)	(4,381,579)
Investor C	(43,978)	(178,940)	(21,466)	(89,702)
Class K	(1,318,771)	(2,914,363)	(595,281)	(867,152)
Class R	(56,664)	(233,267)	(42,706)	(139,113)

Decrease in net assets resulting from distributions to shareholders	(5,583,978)	(19,196,512)	(2,122,603)	(6,446,536)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	5,580,249	(2,960,737)	11,703,650	7,213,616

NET ASSETS
Total increase (decrease) in net assets	(21,884,483)	39,231,356	498,318	24,590,670
Beginning of period	288,878,948	249,647,592	113,571,596	88,980,926

End of period	$266,994,465	$288,878,948	$114,069,914	$113,571,596

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Dynamic 2060 Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$42,776	$64,623
Net realized gain (loss)	(233,868)	153,586
Net change in unrealized appreciation (depreciation)	(84,614)	449,266

Net increase (decrease) in net assets resulting from operations	(275,706)	667,475

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(4,989)	(5,909)
Investor A	(4,735)	(8,512)
Investor C	(200)	(653)
Class K	(70,077)	(91,308)
Class R	(1,906)	(3,748)

Decrease in net assets resulting from distributions to shareholders	(81,907)	(110,130)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	3,081,399	1,671,724

NET ASSETS
Total increase in net assets	2,723,786	2,229,069
Beginning of period	4,228,399	1,999,330

End of period	$6,952,185	$4,228,399

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic Retirement Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$11.04		$9.69	$11.00	$10.78	$10.33		$11.07

Net investment income(a)	0.09		0.28	0.25	0.19	0.18		0.16
Net realized and unrealized gain (loss)	(0.07)		1.35	(0.64)	1.05	0.43		(0.33)

Net increase (decrease) from investment operations	0.02		1.63	(0.39)	1.24	0.61		(0.17)

Distributions(b)
From net investment income	(0.08)		(0.19)	(0.27)	(0.15)	(0.16)		(0.20)
From net realized gain	(0.08)		(0.09)	(0.65)	(0.87)	(0.00	)(c)	(0.36)
From return of capital	—		—	—	—	—		(0.01)

Total distributions	(0.16)		(0.28)	(0.92)	(1.02)	(0.16)		(0.57)

Net asset value, end of period	$10.90		$11.04	$9.69	$11.00	$10.78		$10.33

Total Return(d)
Based on net asset value	0.24	%(e)	16.91%	(3.68)%	11.68%	5.91%		(1.52)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.70	%(h)	0.57%	0.58%	0.57%	0.58%		0.75%

Total expenses after fees waived and/or reimbursed	0.56	%(h)	0.55%	0.57%	0.56%	0.58%		0.70%

Net investment income	1.60	%(h)	2.61%	2.26%	1.66%	1.66%		1.48%

Supplemental Data
Net assets, end of period (000)	$55,436		$99,249	$25,343	$38,119	$60,166		$141,034

Portfolio turnover rate(i)	37%		35%	38%	6%	37%		21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.17%	0.39%	0.37%	0.38%	0.34%	0.30%
Investments in underlying funds	0.08%	0.08%	0.09%	0.12%	0.10%	0.09%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic Retirement Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$9.58		$8.45	$9.72	$9.64	$9.25		$9.99

Net investment income(a)	0.06		0.23	0.20	0.14	0.14		0.12
Net realized and unrealized gain (loss)	(0.06)		1.16	(0.57)	0.94	0.39		(0.30)

Net increase (decrease) from investment operations	—		1.39	(0.37)	1.08	0.53		(0.18)

Distributions(b)
From net investment income	(0.07)		(0.17)	(0.25)	(0.13)	(0.14)		(0.19)
From net realized gain	(0.08)		(0.09)	(0.65)	(0.87)	(0.00	)(c)	(0.36)
From return of capital	—		—	—	—	—		(0.01)

Total distributions	(0.15)		(0.26)	(0.90)	(1.00)	(0.14)		(0.56)

Net asset value, end of period	$9.43		$9.58	$8.45	$9.72	$9.64		$9.25

Total Return(d)
Based on net asset value	0.07	%(e)	16.56%	(3.93)%	11.40%	5.78%		(1.89)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.95	%(h)	0.82%	0.83%	0.82%	0.84%		1.00%

Total expenses after fees waived and/or reimbursed	0.81	%(h)	0.80%	0.82%	0.82%	0.83%		0.95%

Net investment income	1.37	%(h)	2.43%	2.05%	1.46%	1.49%		1.25%

Supplemental Data
Net assets, end of period (000)	$197,326		$234,757	$65,509	$81,900	$81,929		$102,207

Portfolio turnover rate(i)	37%		35%	38%	6%	37%		21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.17%	0.39%	0.37%	0.38%	0.34%	0.30%
Investments in underlying funds	0.08%	0.08%	0.09%	0.12%	0.10%	0.09%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic Retirement Fund (continued)

	Investor C
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$10.87		$9.57	$10.87	$10.67	$10.22		$10.97

Net investment income(a)	0.03		0.18	0.13	0.07	0.07		0.06
Net realized and unrealized gain (loss)	(0.05)		1.30	(0.63)	1.03	0.44		(0.34)

Net increase (decrease) from investment operations	(0.02)		1.48	(0.50)	1.10	0.51		(0.28)

Distributions(b)
From net investment income	(0.03)		(0.09)	(0.15)	(0.04)	(0.06)		(0.10)
From net realized gain	(0.08)		(0.09)	(0.65)	(0.86)	(0.00	)(c)	(0.36)
From return of capital	—		—	—	—	—		(0.01)

Total distributions	(0.11)		(0.18)	(0.80)	(0.90)	(0.06)		(0.47)

Net asset value, end of period	$10.74		$10.87	$9.57	$10.87	$10.67		$10.22

Total Return(d)
Based on net asset value	(0.20	)%(e)	15.54%	(4.67)%	10.47%	4.97%		(2.56)%

Ratios to Average Net Assets(f)(g)
Total expenses	1.72	%(h)	1.62%	1.63%	1.62%	1.63%		1.76%

Total expenses after fees waived and/or reimbursed	1.58	%(h)	1.60%	1.62%	1.62%	1.63%		1.70%

Net investment income	0.57	%(h)	1.66%	1.20%	0.65%	0.66%		0.56%

Supplemental Data
Net assets, end of period (000)	$2,352		$3,846	$672	$1,034	$1,068		$1,573

Portfolio turnover rate(i)	37%		35%	38%	6%	37%		21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.17%	0.39%	0.37%	0.38%	0.34%	0.30%
Investments in underlying funds	0.08%	0.08%	0.09%	0.12%	0.10%	0.09%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic Retirement Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$10.99		$9.65	$10.96	$10.75	$10.30		$11.05

Net investment income(a)	0.10		0.32	0.27	0.22	0.21		0.21
Net realized and unrealized gain (loss)	(0.07)		1.32	(0.64)	1.03	0.43		(0.35)

Net increase (decrease) from investment operations	0.03		1.64	(0.37)	1.25	0.64		(0.14)

Distributions(b)
From net investment income	(0.09)		(0.21)	(0.29)	(0.17)	(0.19)		(0.24)
From net realized gain	(0.08)		(0.09)	(0.65)	(0.87)	(0.00	)(c)	(0.36)
From return of capital	—		—	—	—	—		(0.01)

Total distributions	(0.17)		(0.30)	(0.94)	(1.04)	(0.19)		(0.61)

Net asset value, end of period	$10.85		$10.99	$9.65	$10.96	$10.75		$10.30

Total Return(d)
Based on net asset value	0.36	%(e)	17.07%	(3.47)%	11.87%	6.20%		(1.28)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.48	%(h)	0.37%	0.38%	0.37%	0.39%		0.42%

Total expenses after fees waived and/or reimbursed	0.33	%(h)	0.35%	0.37%	0.36%	0.38%		0.42%

Net investment income	1.87	%(h)	2.99%	2.54%	1.93%	2.02%		1.96%

Supplemental Data
Net assets, end of period (000)	$85,770		$64,913	$14,901	$15,965	$11,571		$8,577

Portfolio turnover rate(i)	37%		35%	38%	6%	37%		21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.17%	0.39%	0.37%	0.38%	0.34%	0.30%
Investments in underlying funds	0.08%	0.08%	0.09%	0.12%	0.10%	0.09%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic Retirement Fund (continued)

	Class R
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$10.91		$9.60	$10.91	$10.71	$10.26		$11.01

Net investment income(a)	0.06		0.23	0.20	0.14	0.15		0.10
Net realized and unrealized gain (loss)	(0.05)		1.32	(0.64)	1.03	0.42		(0.33)

Net increase (decrease) from investment operations	0.01		1.55	(0.44)	1.17	0.57		(0.23)

Distributions(b)
From net investment income	(0.06)		(0.15)	(0.22)	(0.10)	(0.12)		(0.15)
From net realized gain	(0.08)		(0.09)	(0.65)	(0.87)	(0.00	)(c)	(0.36)
From return of capital	—		—	—	—	—		(0.01)

Total distributions	(0.14)		(0.24)	(0.87)	(0.97)	(0.12)		(0.52)

Net asset value, end of period	$10.78		$10.91	$9.60	$10.91	$10.71		$10.26

Total Return(d)
Based on net asset value	0.13	%(e)	16.24%	(4.11)%	11.11%	5.59%		(2.10)%

Ratios to Average Net Assets(f)(g)
Total expenses	1.16	%(h)	1.02%	1.03%	1.02%	1.04%		1.25%

Total expenses after fees waived and/or reimbursed	1.01	%(h)	1.00%	1.02%	1.02%	1.04%		1.19%

Net investment income	1.19	%(h)	2.19%	1.87%	1.27%	1.40%		0.99%

Supplemental Data
Net assets, end of period (000)	$5,433		$5,291	$1,036	$1,167	$928		$656

Portfolio turnover rate(i)	37%		35%	38%	6%	37%		21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.17%	0.39%	0.37%	0.38%	0.34%	0.30%
Investments in underlying funds	0.08%	0.08%	0.09%	0.12%	0.10%	0.09%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2030 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.65		$11.90	$14.26	$13.79	$13.20	$14.71

Net investment income(a)	0.09		0.29	0.29	0.24	0.23	0.22
Net realized and unrealized gain (loss)	(0.62)		2.32	(1.04)	2.13	0.72	(0.51)

Net increase (decrease) from investment operations	(0.53)		2.61	(0.75)	2.37	0.95	(0.29)

Distributions(b)
From net investment income	(0.09)		(0.30)	(0.31)	(0.25)	(0.25)	(0.25)
From net realized gain	(0.17)		(0.56)	(1.30)	(1.65)	(0.11)	(0.96)
From return of capital	—		—	—	—	—	(0.01)

Total distributions	(0.26)		(0.86)	(1.61)	(1.90)	(0.36)	(1.22)

Net asset value, end of period	$12.86		$13.65	$11.90	$14.26	$13.79	$13.20

Total Return(c)
Based on net asset value	(3.86	)%(d)	22.07%	(5.48)%	17.67%	7.24%	(2.05)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.69	%(g)	0.56%	0.56%	0.55%	0.56%	0.70%

Total expenses after fees waived and/or reimbursed	0.54	%(g)	0.55%	0.56%	0.55%	0.56%	0.70%

Net investment income	1.41	%(g)	2.18%	2.01%	1.64%	1.73%	1.46%

Supplemental Data
Net assets, end of period (000)	$54,074		$73,530	$59,749	$90,086	$141,217	$222,491

Portfolio turnover rate(h)	30%		32%	29%	21%	61%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.19%	0.41%	0.39%	0.39%	0.37%	0.37%
Investments in underlying funds	0.11%	0.10%	0.11%	0.14%	0.12%	0.14%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2030 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.02		$11.39	$13.72	$13.33	$12.78	$14.28

Net investment income(a)	0.07		0.24	0.25	0.20	0.20	0.18
Net realized and unrealized gain (loss)	(0.59)		2.22	(1.00)	2.06	0.68	(0.49)

Net increase (decrease) from investment operations	(0.52)		2.46	(0.75)	2.26	0.88	(0.31)

Distributions(b)
From net investment income	(0.07)		(0.27)	(0.28)	(0.22)	(0.22)	(0.22)
From net realized gain	(0.17)		(0.56)	(1.30)	(1.65)	(0.11)	(0.96)
From return of capital	—		—	—	—	—	(0.01)

Total distributions	(0.24)		(0.83)	(1.58)	(1.87)	(0.33)	(1.19)

Net asset value, end of period	$12.26		$13.02	$11.39	$13.72	$13.33	$12.78

Total Return(c)
Based on net asset value	(3.93	)%(d)	21.72%	(5.69)%	17.43%	6.93%	(2.25)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.94	%(g)	0.81%	0.81%	0.80%	0.81%	0.95%

Total expenses after fees waived and/or reimbursed	0.79	%(g)	0.80%	0.81%	0.80%	0.81%	0.95%

Net investment income	1.16	%(g)	1.89%	1.80%	1.44%	1.53%	1.28%

Supplemental Data
Net assets, end of period (000)	$174,548		$212,100	$212,050	$265,932	$271,354	$298,579

Portfolio turnover rate(h)	30%		32%	29%	21%	61%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.19%	0.41%	0.39%	0.39%	0.37%	0.37%
Investments in underlying funds	0.11%	0.10%	0.11%	0.14%	0.12%	0.14%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2030 Fund (continued)

	Investor C
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.34		$11.65	$14.01	$13.58	$13.01	$14.52

Net investment income(a)	0.02		0.14	0.15	0.10	0.10	0.08
Net realized and unrealized gain (loss)	(0.59)		2.27	(1.04)	2.08	0.69	(0.51)

Net increase (decrease) from investment operations	(0.57)		2.41	(0.89)	2.18	0.79	(0.43)

Distributions(b)
From net investment income	(0.03)		(0.16)	(0.17)	(0.10)	(0.11)	(0.11)
From net realized gain	(0.17)		(0.56)	(1.30)	(1.65)	(0.11)	(0.96)
From return of capital	—		—	—	—	—	(0.01)

Total distributions	(0.20)		(0.72)	(1.47)	(1.75)	(0.22)	(1.08)

Net asset value, end of period	$12.57		$13.34	$11.65	$14.01	$13.58	$13.01

Total Return(c)
Based on net asset value	(4.27	)%(d)	20.76%	(6.53)%	16.48%	6.12%	(3.01)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.72	%(g)	1.61%	1.61%	1.60%	1.61%	1.71%

Total expenses after fees waived and/or reimbursed	1.56	%(g)	1.60%	1.61%	1.60%	1.61%	1.71%

Net investment income	0.40	%(g)	1.08%	1.05%	0.67%	0.74%	0.56%

Supplemental Data
Net assets, end of period (000)	$3,390		$3,746	$4,117	$3,888	$3,217	$3,173

Portfolio turnover rate(h)	30%		32%	29%	21%	61%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.19%	0.41%	0.39%	0.39%	0.37%	0.37%
Investments in underlying funds	0.11%	0.10%	0.11%	0.14%	0.12%	0.14%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2030 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.62		$11.88	$14.24	$13.77	$13.19	$14.70

Net investment income(a)	0.10		0.34	0.32	0.28	0.28	0.29
Net realized and unrealized gain (loss)	(0.62)		2.29	(1.04)	2.12	0.69	(0.52)

Net increase (decrease) from investment operations	(0.52)		2.63	(0.72)	2.40	0.97	(0.23)

Distributions(b)
From net investment income	(0.10)		(0.33)	(0.34)	(0.28)	(0.28)	(0.31)
From net realized gain	(0.17)		(0.56)	(1.30)	(1.65)	(0.11)	(0.96)
From return of capital	—		—	—	—	—	(0.01)

Total distributions	(0.27)		(0.89)	(1.64)	(1.93)	(0.39)	(1.28)

Net asset value, end of period	$12.83		$13.62	$11.88	$14.24	$13.77	$13.19

Total Return(c)
Based on net asset value	(3.75	)%(d)	22.27%	(5.28)%	17.96%	7.42%	(1.66)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.47	%(g)	0.36%	0.36%	0.35%	0.36%	0.37%

Total expenses after fees waived and/or reimbursed	0.31	%(g)	0.36%	0.36%	0.35%	0.36%	0.37%

Net investment income	1.66	%(g)	2.52%	2.27%	1.91%	2.04%	2.01%

Supplemental Data
Net assets, end of period (000)	$78,810		$56,168	$28,121	$33,881	$29,419	$16,171

Portfolio turnover rate(h)	30%		32%	29%	21%	61%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.19%	0.41%	0.39%	0.39%	0.37%	0.37%
Investments in underlying funds	0.11%	0.10%	0.11%	0.14%	0.12%	0.14%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2030 Fund (continued)

	Class R
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$13.46		$11.76	$14.12	$13.67	$13.09	$14.60

Net investment income(a)	0.06		0.24	0.24	0.18	0.17	0.15
Net realized and unrealized gain (loss)	(0.60)		2.27	(1.05)	2.10	0.71	(0.50)

Net increase (decrease) from investment operations	(0.54)		2.51	(0.81)	2.28	0.88	(0.35)

Distributions(b)
From net investment income	(0.06)		(0.25)	(0.25)	(0.18)	(0.19)	(0.19)
From net realized gain	(0.17)		(0.56)	(1.30)	(1.65)	(0.11)	(0.96)
From return of capital	—		—	—	—	—	(0.01)

Total distributions	(0.23)		(0.81)	(1.55)	(1.83)	(0.30)	(1.16)

Net asset value, end of period	$12.69		$13.46	$11.76	$14.12	$13.67	$13.09

Total Return(c)
Based on net asset value	(3.99	)%(d)	21.44%	(5.92)%	17.16%	6.74%	(2.50)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.14	%(g)	1.01%	1.01%	1.00%	1.01%	1.20%

Total expenses after fees waived and/or reimbursed	0.99	%(g)	1.01%	1.01%	0.99%	1.01%	1.20%

Net investment income	0.96	%(g)	1.78%	1.70%	1.21%	1.30%	1.07%

Supplemental Data
Net assets, end of period (000)	$3,349		$4,646	$2,575	$2,169	$2,751	$3,178

Portfolio turnover rate(h)	30%		32%	29%	21%	61%	21%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.19%	0.41%	0.39%	0.39%	0.37%	0.37%
Investments in underlying funds	0.11%	0.10%	0.11%	0.14%	0.12%	0.14%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2040 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$17.22		$14.62	$18.04	$17.15	$16.24	$18.37

Net investment income(a)	0.10		0.35	0.34	0.29	0.29	0.27
Net realized and unrealized gain (loss)	(1.29)		3.39	(1.65)	3.27	1.00	(0.67)

Net increase (decrease) from investment operations	(1.19)		3.74	(1.31)	3.56	1.29	(0.40)

Distributions(b)
From net investment income	(0.09)		(0.37)	(0.33)	(0.36)	(0.32)	(0.30)
From net realized gain	(0.23)		(0.77)	(1.78)	(2.31)	(0.06)	(1.43)

Total distributions	(0.32)		(1.14)	(2.11)	(2.67)	(0.38)	(1.73)

Net asset value, end of period	$15.71		$17.22	$14.62	$18.04	$17.15	$16.24

Total Return(c)
Based on net asset value	(6.88	)%(d)	25.72%	(7.49)%	21.44%	7.97%	(2.29)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.70	%(g)	0.55%	0.55%	0.54%	0.54%	0.67%

Total expenses after fees waived and/or reimbursed	0.53	%(g)	0.55%	0.55%	0.54%	0.54%	0.67%

Net investment income	1.25	%(g)	2.10%	1.87%	1.57%	1.74%	1.46%

Supplemental Data
Net assets, end of period (000)	$52,761		$60,508	$48,056	$67,358	$121,623	$186,357

Portfolio turnover rate(h)	25%		35%	39%	30%	77%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.20%	0.42%	0.40%	0.41%	0.38%	0.38%
Investments in underlying funds	0.13%	0.12%	0.13%	0.16%	0.14%	0.17%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2040 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.44		$13.22	$16.53	$15.91	$15.10	$17.22

Net investment income(a)	0.07		0.27	0.27	0.24	0.24	0.23
Net realized and unrealized gain (loss)	(1.16)		3.06	(1.50)	3.01	0.92	(0.65)

Net increase (decrease) from investment operations	(1.09)		3.33	(1.23)	3.25	1.16	(0.42)

Distributions(b)
From net investment income	(0.07)		(0.34)	(0.30)	(0.32)	(0.29)	(0.27)
From net realized gain	(0.23)		(0.77)	(1.78)	(2.31)	(0.06)	(1.43)

Total distributions	(0.30)		(1.11)	(2.08)	(2.63)	(0.35)	(1.70)

Net asset value, end of period	$14.05		$15.44	$13.22	$16.53	$15.91	$15.10

Total Return(c)
Based on net asset value	(7.00	)%(d)	25.29%	(7.70)%	21.17%	7.69%	(2.57)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.94	%(g)	0.80%	0.80%	0.79%	0.79%	0.93%

Total expenses after fees waived and/or reimbursed	0.78	%(g)	0.80%	0.80%	0.79%	0.79%	0.92%

Net investment income	0.99	%(g)	1.81%	1.66%	1.41%	1.55%	1.31%

Supplemental Data
Net assets, end of period (000)	$144,746		$173,103	$168,678	$204,321	$201,118	$221,048

Portfolio turnover rate(h)	25%		35%	39%	30%	77%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.20%	0.42%	0.40%	0.41%	0.38%	0.38%
Investments in underlying funds	0.13%	0.12%	0.13%	0.16%	0.14%	0.17%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2040 Fund (continued)

	Investor C
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$16.89		$14.37	$17.77	$16.93	$16.05	$18.19

Net investment income(a)	0.02		0.17	0.15	0.11	0.13	0.11
Net realized and unrealized gain (loss)	(1.27)		3.32	(1.62)	3.21	0.96	(0.69)

Net increase (decrease) from investment operations	(1.25)		3.49	(1.47)	3.32	1.09	(0.58)

Distributions(b)
From net investment income	(0.01)		(0.20)	(0.15)	(0.17)	(0.15)	(0.13)
From net realized gain	(0.23)		(0.77)	(1.78)	(2.31)	(0.06)	(1.43)

Total distributions	(0.24)		(0.97)	(1.93)	(2.48)	(0.21)	(1.56)

Net asset value, end of period	$15.40		$16.89	$14.37	$17.77	$16.93	$16.05

Total Return(c)
Based on net asset value	(7.38	)%(d)	24.35%	(8.47)%	20.21%	6.82%	(3.28)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.72	%(g)	1.60%	1.60%	1.59%	1.60%	1.68%

Total expenses after fees waived and/or reimbursed	1.55	%(g)	1.60%	1.60%	1.59%	1.59%	1.68%

Net investment income	0.22	%(g)	1.05%	0.86%	0.62%	0.78%	0.61%

Supplemental Data
Net assets, end of period (000)	$2,624		$3,276	$2,541	$3,017	$2,567	$2,492

Portfolio turnover rate(h)	25%		35%	39%	30%	77%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.20%	0.42%	0.40%	0.41%	0.38%	0.38%
Investments in underlying funds	0.13%	0.12%	0.13%	0.16%	0.14%	0.17%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2040 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$17.32		$14.70	$18.13	$17.23	$16.32	$18.47

Net investment income(a)	0.12		0.41	0.38	0.35	0.34	0.40
Net realized and unrealized gain (loss)	(1.31)		3.38	(1.66)	3.26	0.99	(0.75)

Net increase (decrease) from investment operations	(1.19)		3.79	(1.28)	3.61	1.33	(0.35)

Distributions(b)
From net investment income	(0.10)		(0.40)	(0.37)	(0.40)	(0.36)	(0.37)
From net realized gain	(0.23)		(0.77)	(1.78)	(2.31)	(0.06)	(1.43)

Total distributions	(0.33)		(1.17)	(2.15)	(2.71)	(0.42)	(1.80)

Net asset value, end of period	$15.80		$17.32	$14.70	$18.13	$17.23	$16.32

Total Return(c)
Based on net asset value	(6.79	)%(d)	25.96%	(7.31)%	21.66%	8.19%	(1.98)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.47	%(g)	0.35%	0.35%	0.34%	0.34%	0.36%

Total expenses after fees waived and/or reimbursed	0.30	%(g)	0.35%	0.35%	0.34%	0.34%	0.35%

Net investment income	1.48	%(g)	2.42%	2.09%	1.87%	2.07%	2.21%

Supplemental Data
Net assets, end of period (000)	$63,778		$47,987	$28,294	$40,407	$33,644	$14,470

Portfolio turnover rate(h)	25%		35%	39%	30%	77%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.20%	0.42%	0.40%	0.41%	0.38%	0.38%
Investments in underlying funds	0.13%	0.12%	0.13%	0.16%	0.14%	0.17%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2040 Fund (continued)

	Class R
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$17.02		$14.48	$17.89	$17.04	$16.15	$18.29

Net investment income(a)	0.06		0.28	0.25	0.22	0.23	0.21
Net realized and unrealized gain (loss)	(1.28)		3.34	(1.63)	3.22	0.98	(0.69)

Net increase (decrease) from investment operations	(1.22)		3.62	(1.38)	3.44	1.21	(0.48)

Distributions(b)
From net investment income	(0.05)		(0.31)	(0.25)	(0.28)	(0.26)	(0.23)
From net realized gain	(0.23)		(0.77)	(1.78)	(2.31)	(0.06)	(1.43)

Total distributions	(0.28)		(1.08)	(2.03)	(2.59)	(0.32)	(1.66)

Net asset value, end of period	$15.52		$17.02	$14.48	$17.89	$17.04	$16.15

Total Return(c)
Based on net asset value	(7.12	)%(d)	25.10%	(7.92)%	20.86%	7.50%	(2.75)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.14	%(g)	1.01%	1.00%	0.99%	1.00%	1.17%

Total expenses after fees waived and/or reimbursed	0.98	%(g)	1.00%	1.00%	0.99%	0.99%	1.17%

Net investment income	0.78	%(g)	1.70%	1.41%	1.22%	1.40%	1.13%

Supplemental Data
Net assets, end of period (000)	$3,085		$4,005	$2,078	$3,132	$2,190	$1,389

Portfolio turnover rate(h)	25%		35%	39%	30%	77%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.20%	0.42%	0.40%	0.41%	0.38%	0.38%
Investments in underlying funds	0.13%	0.12%	0.13%	0.16%	0.14%	0.17%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2050 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$20.39		$17.13	$21.54	$18.58	$17.53	$19.59

Net investment income(a)	0.11		0.41	0.36	0.33	0.31	0.28
Net realized and unrealized gain (loss)	(1.61)		4.09	(2.07)	3.89	1.12	(0.74)

Net increase (decrease) from investment operations	(1.50)		4.50	(1.71)	4.22	1.43	(0.46)

Distributions(b)
From net investment income	(0.10)		(0.42)	(0.42)	(0.40)	(0.38)	(0.30)
From net realized gain	(0.26)		(0.82)	(2.28)	(0.86)	—	(1.30)

Total distributions	(0.36)		(1.24)	(2.70)	(1.26)	(0.38)	(1.60)

Net asset value, end of period	$18.53		$20.39	$17.13	$21.54	$18.58	$17.53

Total Return(c)
Based on net asset value	(7.32	)%(d)	26.38%	(8.27)%	22.85%	8.19%	(2.46)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.71	%(g)	0.56%	0.56%	0.54%	0.55%	0.66%

Total expenses after fees waived and/or reimbursed	0.53	%(g)	0.55%	0.55%	0.53%	0.54%	0.65%

Net investment income	1.22	%(g)	2.07%	1.68%	1.59%	1.71%	1.42%

Supplemental Data
Net assets, end of period (000)	$13,571		$16,870	$11,376	$18,804	$31,857	$40,444

Portfolio turnover rate(h)	14%		42%	43%	35%	70%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.21%	0.45%	0.42%	0.42%	0.40%	0.40%
Investments in underlying funds	0.12%	0.12%	0.12%	0.16%	0.15%	0.19%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2050 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$20.31		$17.06	$21.47	$18.54	$17.49	$19.56

Net investment income(a)	0.09		0.34	0.31	0.29	0.27	0.27
Net realized and unrealized gain (loss)	(1.60)		4.10	(2.07)	3.86	1.11	(0.77)

Net increase (decrease) from investment operations	(1.51)		4.44	(1.76)	4.15	1.38	(0.50)

Distributions(b)
From net investment income	(0.08)		(0.37)	(0.37)	(0.36)	(0.33)	(0.27)
From net realized gain	(0.26)		(0.82)	(2.28)	(0.86)	—	(1.30)

Total distributions	(0.34)		(1.19)	(2.65)	(1.22)	(0.33)	(1.57)

Net asset value, end of period	$18.46		$20.31	$17.06	$21.47	$18.54	$17.49

Total Return(c)
Based on net asset value	(7.42	)%(d)	26.11%	(8.51)%	22.48%	7.95%	(2.65)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.96	%(g)	0.81%	0.81%	0.79%	0.80%	0.92%

Total expenses after fees waived and/or reimbursed	0.78	%(g)	0.80%	0.80%	0.78%	0.79%	0.91%

Net investment income	0.96	%(g)	1.76%	1.47%	1.43%	1.51%	1.38%

Supplemental Data
Net assets, end of period (000)	$66,680		$75,986	$70,181	$82,949	$69,168	$70,473

Portfolio turnover rate(h)	14%		42%	43%	35%	70%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.21%	0.45%	0.42%	0.42%	0.40%	0.40%
Investments in underlying funds	0.12%	0.12%	0.12%	0.16%	0.15%	0.19%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2050 Fund (continued)

	Investor C
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$20.02		$16.86	$21.26	$18.38	$17.35	$19.43

Net investment income(a)	0.02		0.20	0.14	0.14	0.13	0.13
Net realized and unrealized gain (loss)	(1.58)		4.02	(2.05)	3.81	1.09	(0.77)

Net increase (decrease) from investment operations	(1.56)		4.22	(1.91)	3.95	1.22	(0.64)

Distributions(b)
From net investment income	(0.01)		(0.24)	(0.21)	(0.21)	(0.19)	(0.14)
From net realized gain	(0.26)		(0.82)	(2.28)	(0.86)	—	(1.30)

Total distributions	(0.27)		(1.06)	(2.49)	(1.07)	(0.19)	(1.44)

Net asset value, end of period	$18.19		$20.02	$16.86	$21.26	$18.38	$17.35

Total Return(c)
Based on net asset value	(7.79	)%(d)	25.10%	(9.25)%	21.53%	7.08%	(3.41)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.73	%(g)	1.61%	1.61%	1.59%	1.60%	1.68%

Total expenses after fees waived and/or reimbursed	1.55	%(g)	1.60%	1.60%	1.58%	1.59%	1.67%

Net investment income	0.19	%(g)	1.01%	0.68%	0.66%	0.72%	0.66%

Supplemental Data
Net assets, end of period (000)	$1,388		$1,774	$1,299	$1,211	$744	$717

Portfolio turnover rate(h)	14%		42%	43%	35%	70%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.21%	0.45%	0.42%	0.42%	0.40%	0.40%
Investments in underlying funds	0.12%	0.12%	0.12%	0.16%	0.15%	0.19%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2050 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$20.46		$17.18	$21.59	$18.63	$17.58	$19.66

Net investment income(a)	0.13		0.50	0.37	0.39	0.36	0.39
Net realized and unrealized gain (loss)	(1.61)		4.06	(2.05)	3.88	1.11	(0.78)

Net increase (decrease) from investment operations	(1.48)		4.56	(1.68)	4.27	1.47	(0.39)

Distributions(b)
From net investment income	(0.12)		(0.46)	(0.45)	(0.45)	(0.42)	(0.39)
From net realized gain	(0.26)		(0.82)	(2.28)	(0.86)	—	(1.30)

Total distributions	(0.38)		(1.28)	(2.73)	(1.31)	(0.42)	(1.69)

Net asset value, end of period	$18.60		$20.46	$17.18	$21.59	$18.63	$17.58

Total Return(c)
Based on net asset value	(7.18	)%(d)	26.67%	(8.11)%	23.07%	8.43%	(2.10)%

Ratios to Average Net Assets(e),(f)
Total expenses	0.49	%(g)	0.36%	0.36%	0.34%	0.34%	0.34%

Total expenses after fees waived and/or reimbursed	0.30	%(g)	0.35%	0.35%	0.33%	0.33%	0.33%

Net investment income	1.46	%(g)	2.54%	1.69%	1.89%	2.00%	2.01%

Supplemental Data
Net assets, end of period (000)	$30,055		$16,383	$4,504	$17,057	$13,388	$1,647

Portfolio turnover rate(h)	14%		42%	43%	35%	70%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.21%	0.45%	0.42%	0.42%	0.40%	0.40%
Investments in underlying funds	0.12%	0.12%	0.12%	0.16%	0.15%	0.19%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2050 Fund (continued)

	Class R
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$20.23		$17.00	$21.42	$18.50	$17.45	$19.53

Net investment income(a)	0.07		0.31	0.27	0.25	0.23	0.23
Net realized and unrealized gain (loss)	(1.60)		4.08	(2.08)	3.85	1.11	(0.78)

Net increase (decrease) from investment operations	(1.53)		4.39	(1.81)	4.10	1.34	(0.55)

Distributions(b)
From net investment income	(0.06)		(0.34)	(0.33)	(0.32)	(0.29)	(0.23)
From net realized gain	(0.26)		(0.82)	(2.28)	(0.86)	—	(1.30)

Total distributions	(0.32)		(1.16)	(2.61)	(1.18)	(0.29)	(1.53)

Net asset value, end of period	$18.38		$20.23	$17.00	$21.42	$18.50	$17.45

Total Return(c)
Based on net asset value	(7.53	)%(d)	25.92%	(8.74)%	22.24%	7.75%	(2.92)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.16	%(g)	1.01%	1.01%	0.99%	1.00%	1.17%

Total expenses after fees waived and/or reimbursed	0.98	%(g)	1.00%	1.00%	0.98%	0.99%	1.16%

Net investment income	0.77	%(g)	1.57%	1.29%	1.22%	1.31%	1.20%

Supplemental Data
Net assets, end of period (000)	$2,376		$2,558	$1,620	$1,548	$1,324	$1,550

Portfolio turnover rate(h)	14%		42%	43%	35%	70%	36%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.21%	0.45%	0.42%	0.42%	0.40%	0.40%
Investments in underlying funds	0.12%	0.12%	0.12%	0.16%	0.15%	0.19%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2060 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,			Period from 05/31/17 (a) to 12/31/17
			2019		2018

Net asset value, beginning of period	$11.47		$9.34		$11.02	$10.00

Net investment income(b)	0.07		0.26		0.19	0.13
Net realized and unrealized gain (loss)	(0.95)		2.20		(1.13)	1.04

Net increase (decrease) from investment operations	(0.88)		2.46		(0.94)	1.17

Distributions(c)
From net investment income	(0.07)		(0.21)		(0.24)	(0.15)
From net realized gain	(0.05)		(0.12)		(0.50)	—

Total distributions	(0.12)		(0.33)		(0.74)	(0.15)

Net asset value, end of period	$10.47		$11.47		$9.34	$11.02

Total Return(d)
Based on net asset value	(7.60	)%(e)	26.47	%(f)	(8.64)%	11.71	%(e)

Ratios to Average Net Assets(g)(h)
Total expenses	1.08	%(i)	0.92%		1.10%	1.03	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.52	%(i)	0.54%		0.55%	0.56	%(i)

Net investment income	1.42	%(i)	2.39%		1.73%	2.07	%(i)

Supplemental Data
Net assets, end of period (000)	$473		$237		$19	$27

Portfolio turnover rate(k)	10%		44%		58%	35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.36%.
(g)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(h)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,		Period from 05/31/17 (a) to 12/31/17
		2019	2018
Allocated fees waived	0.36%	1.37%	1.50%	1.88%
Investments in underlying funds	0.11%	0.13%	0.14%	0.23%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.37%.
(k)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2060 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,			Period from 05/31/17 (a) to 12/31/17
			2019		2018

Net asset value, beginning of period	$11.46		$9.33		$11.02	$10.00

Net investment income(b)	0.06		0.23		0.17	0.11
Net realized and unrealized gain (loss)	(0.95)		2.21		(1.13)	1.04

Net increase (decrease) from investment operations	(0.89)		2.44		(0.96)	1.15

Distributions
From net investment income(c)	(0.06)		(0.19)		(0.23)	(0.13)
From net realized gain	(0.05)		(0.12)		(0.50)

Total distributions	(0.11)		(0.31)		(0.73)	(0.13)

Net asset value, end of period	$10.46		$11.46		$9.33	$11.02

Total Return(d)
Based on net asset value	(7.74	)%(e)	26.20	%(f)	(8.90)%	11.56	%(e)

Ratios to Average Net Assets(g)(h)
Total expenses	1.29	%(i)	1.17%		1.36%	1.29	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.77	%(i)	0.79%		0.80%	0.82	%(i)

Net investment income	1.12	%(i)	2.11%		1.61%	1.76	%(i)

Supplemental Data
Net assets, end of period (000)	$466		$390		$75	$28

Portfolio turnover rate(k)	10%		44%		58%	35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.09%.
(g)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(h)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,		Period from 05/31/17 (a) to 12/31/17
		2019	2018
Allocated fees waived	0.36%	1.37%	1.50%	1.88%
Investments in underlying funds	0.11%	0.13%	0.14%	0.23%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.62%.
(k)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2060 Fund (continued)

	Investor C
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,			Period from 05/31/17 (a) to 12/31/17
			2019		2018

Net asset value, beginning of period	$11.45		$9.34		$11.02	$10.00

Net investment income(b)	0.02		0.11		0.08	0.06
Net realized and unrealized gain (loss)	(0.95)		2.23		(1.13)	1.05

Net increase (decrease) from investment operations	(0.93)		2.34		(1.05)	1.11

Distributions(c)
From net investment income	(0.02)		(0.11)		(0.13)	(0.09)
From net realized gain	(0.05)		(0.12)		(0.50)	—

Total distributions	(0.07)		(0.23)		(0.63)	(0.09)

Net asset value, end of period	$10.45		$11.45		$9.34	$11.02

Total Return(d)
Based on net asset value	(8.13	)%(e)	25.09	%(f)	(9.60)%	11.07	%(e)

Ratios to Average Net Assets(g)(h)
Total expenses	2.05	%(i)	2.03%		2.16%	2.08	%(i)(j)

Total expenses after fees waived and/or reimbursed	1.55	%(i)	1.61%		1.60%	1.61	%(i)

Net investment income	0.33	%(i)	1.07%		0.71%	0.94	%(i)

Supplemental Data
Net assets, end of period (000)	$31		$33		$25	$28

Portfolio turnover rate(k)	10%		44%		58%	35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(h)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,		Period from 05/31/17 (a) to 12/31/17
		2019	2018
Allocated fees waived	0.36%	1.37%	1.50%	1.88%
Investments in underlying funds	0.11%	0.13%	0.14%	0.23%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 2.41%.
(k)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2060 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,			Period from 05/31/17 (a) to 12/31/17
			2019		2018

Net asset value, beginning of period	$11.48		$9.34		$11.02	$10.00

Net investment income(b)	0.08		0.26		0.22	0.13
Net realized and unrealized gain (loss)	(0.95)		2.23		(1.13)	1.05

Net increase (decrease) from investment operations	(0.87)		2.49		(0.91)	1.18

Distributions(c)
From net investment income	(0.08)		(0.23)		(0.27)	(0.16)
From net realized gain	(0.05)		(0.12)		(0.50)	—

Total distributions	(0.13)		(0.35)		(0.77)	(0.16)

Net asset value, end of period	$10.48		$11.48		$9.34	$11.02

Total Return(d)
Based on net asset value	(7.52	)%(e)	26.74	%(f)	(8.45)%	11.82	%(e)

Ratios to Average Net Assets(g)(h)
Total expenses	0.82	%(i)	0.77%		0.90%	0.82	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.29	%(i)	0.36%		0.35%	0.35	%(i)

Net investment income	1.61	%(i)	2.40%		1.96%	2.11	%(i)

Supplemental Data
Net assets, end of period (000)	$5,918		$3,384		$1,862	$2,116

Portfolio turnover rate(k)	10%		44%		58%	35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 26.64%.
(g)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(h)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,		Period from 05/31/17 (a) to 12/31/17
		2019	2018
Allocated fees waived	0.36%	1.37%	1.50%	1.88%
Investments in underlying funds	0.11%	0.13%	0.14%	0.23%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.15%.
(k)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2060 Fund (continued)

	Class R
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,			Period from 05/31/17 (a) to 12/31/17
			2019		2018

Net asset value, beginning of period	$11.46		$9.34		$11.02	$10.00

Net investment income(b)	0.05		0.40		0.15	0.10
Net realized and unrealized gain (loss)	(0.95)		2.02		(1.13)	1.04

Net increase (decrease) from investment operations	(0.90)		2.42		(0.98)	1.14

Distributions(c)
From net investment income	(0.05)		(0.18)		(0.20)	(0.12)
From net realized gain	(0.05)		(0.12)		(0.50)	—

Total distributions	(0.10)		(0.30)		(0.70)	(0.12)

Net asset value, end of period	$10.46		$11.46		$9.34	$11.02

Total Return(d)
Based on net asset value	(7.84	)%(e)	25.92	%(f)	(9.05)%	11.40	%(e)

Ratios to Average Net Assets(g)(h)
Total expenses	1.49	%(i)	1.37%		1.55%	1.49	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.97	%(i)	0.99%		1.00%	1.01	%(i)

Net investment income	0.91	%(i)	3.67%		1.30%	1.55	%(i)

Supplemental Data
Net assets, end of period (000)	$64		$185		$19	$22

Portfolio turnover rate(k)	10%		44%		58%	35%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 25.81%.
(g)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(h)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,		Period from 05/31/17 (a) to 12/31/17
		2019	2018
Allocated fees waived	0.36%	1.37%	1.50%	1.88%
Investments in underlying funds	0.11%	0.13%	0.14%	0.23%

(i)	Annualized.
(j)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.82%.
(k)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock LifePath® Dynamic Retirement Fund	LifePath Dynamic Retirement Fund	Diversified
BlackRock LifePath® Dynamic 2030 Fund	LifePath Dynamic 2030 Fund	Diversified
BlackRock LifePath® Dynamic 2040 Fund	LifePath Dynamic 2040 Fund	Diversified
BlackRock LifePath® Dynamic 2050 Fund	LifePath Dynamic 2050 Fund	Diversified
BlackRock LifePath® Dynamic 2060 Fund	LifePath Dynamic 2060 Fund	Diversified

As of period end, the investment of LifePath Dynamic Retirement Fund, LifePath Dynamic 2030 Fund, LifePath Dynamic 2040 Fund, LifePath Dynamic 2050 Fund and LifePath Dynamic 2060 Fund in the Diversified Equity Master Portfolio represented 22.2%, 34.8%, 46.5%, 52.5% and 52.7%, respectively, of net assets. The investment of LifePath Dynamic Retirement Fund, LifePath Dynamic 2030 Fund, LifePath Dynamic 2040 Fund, LifePath Dynamic 2050 Fund and LifePath Dynamic 2060 Fund in the CoreAlpha Bond Master Portfolio represented 18.4%, 10.2%, 3.5%, 0.4% and 0.5%, respectively, of net assets. As such, financial statements of the Diversified Equity Master Portfolio and CoreAlpha Bond Master Portfolio, including the Schedules of Investments, should be read in conjunction with each respective Fund’s financial statements. Diversified Equity Master Portfolio’s and CoreAlpha Bond Master Portfolio’s financial statements are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at sec.gov.

The Funds will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates, which are affiliates of the Funds. The Funds may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a Fund’s investment in each of Diversified Equity Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio reflects that Fund’s proportionate interest in the net assets of that master portfolio. As of period end, the Funds held interests in Underlying Master Portfolios as follows:

Fund Name	Diversified Equity Master Portfolio	CoreAlpha Bond Master Portfolio		International Tilts Master Portfolio	Master Total Return Portfolio
LifePath Dynamic Retirement Fund	13.2%	3.4%		10.4%	0.2%
LifePath Dynamic 2030 Fund	18.8	1.7		18.1	0.1
LifePath Dynamic 2040 Fund	21.3	0.5		21.8	—	(a)
LifePath Dynamic 2050 Fund	10.3	—	(a)	10.7	—	(a)
LifePath Dynamic 2060 Fund	0.6	—	(a)	0.7	—	(a)

(a)	Amount is less than 0.1%.

Prior to March 9, 2020, each Fund was a “feeder” fund (each a “Feeder Fund” and collectively the “Feeder Funds”) that invested all of its assets in a corresponding “master” portfolio of Master Investment Portfolio (“MIP”). Each Feeder Fund sought to achieve its investment objective by investing all of its assets in a corresponding master portfolio: LifePath® Dynamic Retirement Master Portfolio, LifePath® Dynamic 2030 Master Portfolio, LifePath® Dynamic 2040 Master Portfolio, LifePath® Dynamic 2050 Master Portfolio and LifePath® Dynamic 2060 Master Portfolio (each a “LifePath Dynamic Master Portfolio” and together the “LifePath Dynamic Master Portfolios”), which had the same objective and strategies as the applicable Feeder Fund. The value of each Feeder Fund’s investment in its corresponding LifePath Dynamic Master Portfolio reflected the Feeder Fund’s proportionate interest in the net assets of the LifePath Dynamic Master Portfolio. The performance of the Feeder Funds was directly affected by the performance of the LifePath Dynamic Master Portfolios. As of March 9, 2020, the percentage of each LifePath Dynamic Master Portfolio owned by the corresponding Feeder Fund was 100%.

For the period January 1, 2020 to March 6, 2020, each LifePath Dynamic Master Portfolio allocated net investment income, net realized gain (loss) and net change in unrealized appreciation (depreciation) to their respective Feeder Fund the following amounts:

Fund Name	Net investment income	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)
LifePath Dynamic Retirement Fund	$1,130,781	$1,973,684	$(51,785,068)
LifePath Dynamic 2030 Fund	835,460	1,168,832	(25,641,211)
LifePath Dynamic 2040 Fund	609,445	440,536	(28,277,489)
LifePath Dynamic 2050 Fund	242,159	739,735	(10,755,186)
LifePath Dynamic 2060 Fund	10,501	28,911	(418,087)

On March 9, 2020, each Feeder Fund ceased to invest in its corresponding LifePath Dynamic Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund. The change into a stand-alone structure did not result to a change in net assets of the Feeder Fund and did not create a taxable event for the Feeder Fund.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (unaudited) (continued)

Each Feeder Fund received net assets, which included net unrealized appreciation (depreciation), in exchange for its ownership in its respective LifePath Dynamic Master Portfolio, which included net unrealized appreciation (depreciation). The cost basis for the investments received from each respective LifePath Dynamic Master Portfolio was carried forward to align ongoing reporting of the LifePath Dynamic Master Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The amounts were as follows:

Fund Name	LifePath Dynamic Master Portfolio Net Assets	LifePath Dynamic Master Portfolio Net Unrealized Appreciation (Depreciation)	Feeder Fund Net Unrealized Appreciation (Depreciation)
LifePath Dynamic Retirement Fund	$374,414,832	$84,414,899	$160,486,738
LifePath Dynamic 2030 Fund	327,813,390	9,362,962	38,707,715
LifePath Dynamic 2040 Fund	272,384,951	17,699,923	72,188,385
LifePath Dynamic 2050 Fund	112,061,984	14,291,964	15,035,874
LifePath Dynamic 2060 Fund	5,516,244	(190,178)	(189,758)

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of Trustees of the Trust (the “Board”) approved the reorganization of the BlackRock LifePath® Dynamic 2020 Fund (the “Target Fund” or “LifePath Dynamic 2020 Fund”) into LifePath Dynamic Retirement Fund. As a result, LifePath Dynamic Retirement Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of LifePath Dynamic Retirement Fund.

Each shareholder of the Target Fund received shares of LifePath Dynamic Retirement Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on November 15, 2019, less the costs of the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of shares of LifePath Dynamic Retirement Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	LifePath Dynamic Retirement Fund’s Share Class	Shares of the LifePath Dynamic Retirement Fund
Institutional	2,487,549	1.36476524	Institutional	3,394,920
Investor A	12,752,524	1.42279915	Investor A	18,144,280
Investor C	226,655	1.36270095	Investor C	308,863
Class K	2,538,644	1.36311365	Class K	3,460,460
Class R	205,044	1.36914646	Class R	280,735

The Target Fund’s net assets and composition of net assets on November 15, 2019, the valuation date of the reorganization were as follows:

Target Fund
Net assets	$255,264,099
Paid-in-capital	180,125,770
Accumulated earnings	75,138,329

For financial reporting purposes, assets received and shares issued by LifePath Dynamic Retirement Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of LifePath Dynamic Retirement Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The net assets of LifePath Dynamic Retirement Fund before the reorganization were $147,849,209. The aggregate net assets of LifePath Dynamic Retirement Fund immediately after the reorganization amounted to $403,113,308. The Target Fund’s fair value and cost of investments and derivative financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments
LifePath Dynamic 2020 Fund	$255,395,569

The purpose of these transactions was to combine two funds managed by the Manager with substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on November 18, 2019.

Assuming the reorganization had been completed on January 1, 2019, the beginning of the fiscal reporting period of LifePath Dynamic Retirement Fund, the pro forma results of operations for the year ended December 31, 2019, were as follows:

•	Net investment income: $ 7,845,164

•	Net realized and change in unrealized gain on investments: $72,886,892

•	Net increase in net assets resulting from operations: $80,732,056

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in LifePath Dynamic Retirement Fund’s Statements of Operations since November 18, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Prior to March 9, 2020, the Feeder Funds, for financial reporting purposes, contributions to and withdrawals from each LifePath Dynamic Master Portfolio were accounted for on a trade date basis. Each Feeder Fund recorded its proportionate share of its respective LifePath Dynamic Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses were adjusted utilizing partnership tax allocation rules. In addition, the Feeder Funds accrued their own expenses. Income, expenses and realized and unrealized gains and losses were allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments. Prior to March 9, 2020, each Feeder Fund recorded its investment in its corresponding LifePath Dynamic Master Portfolio at fair value based on each Feeder Fund’s proportionate interest in the net assets of its corresponding LifePath Dynamic Master Portfolio.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	The Funds record their proportionate investment in the Underlying Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
LifePath Dynamic 2060 Fund
TD Prime Services LLC	$97,219	$(97,219)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (unaudited) (continued)

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Prior to March 9, 2020, MIP, on behalf of the LifePath Dynamic Master Portfolios, entered into an Investment Advisory Agreement with the Manager, the LifePath Dynamic Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager was responsible for the management of each LifePath Dynamic Master Portfolio’s portfolio and provided the personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Dynamic Master Portfolio.

For such services, each LifePath Dynamic Master Portfolio paid the Manager a monthly fee at an annual rate equal to 0.35% of the average daily value of each LifePath Dynamic Master Portfolio’s net assets.

With respect to each LifePath Dynamic Master Portfolio, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager paid each Sub-Adviser for services it provided for that portion of each LifePath Dynamic Master Portfolio for which it acted as sub-adviser, a monthly fee that was equal to a percentage of the investment advisory fees paid by each LifePath Dynamic Master Portfolio to the Manager.

On March 9, 2020, each Fund entered into an Investment Advisory Agreement with the Manager, the terms of which are substantially the same as the Investment Advisory Agreement between Manager and the LifePath Dynamic Master Portfolios, including the investment advisory fee rate. The Manager in turn, entered into new sub-advisory

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

agreements with each of the Sub-Advisers, with respect to each Fund, the terms of which are substantially the same as the sub-advisory agreements between the Manager and the Sub-Advisers with respect to each LifePath Dynamic Master Portfolio.

For its services to each Fund, the Manager is entitled to receive an annual investment advisory fee of 0.35% of such Fund’s average daily net assets. Prior to March 9, 2020, the Manager had contractually agreed to waive 0.30% of its investment advisory fees at the LifePath Dynamic Master Portfolio level through April 30, 2020.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C	Class R
Service Fees	0.25%	0.25%	0.25%
Distribution Fees	—	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total
LifePath Dynamic Retirement Fund	$262,782	$16,828	$13,333	$292,943
LifePath Dynamic 2030 Fund	229,003	17,167	9,454	255,624
LifePath Dynamic 2040 Fund	187,620	14,067	8,392	210,079
LifePath Dynamic 2050 Fund	82,939	7,038	6,152	96,129
LifePath Dynamic 2060 Fund	523	148	461	1,132

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. Effective March 9, 2020, BAL is entitled to receive for these administrative services an annual fee of 0.30% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor C Shares, 0.05% of the average daily net assets of Class K Shares and 0.25% of the average daily net assets of Class R Shares. Prior to March 9, 2020, BAL was entitled to receive an annual fee of 0.35% based on the average daily net assets of each Fund’s Institutional and Investor A Shares, 0.40% of the average daily net assets of Investor C Shares, 0.15% of the average daily net assets of Class K Shares and 0.30% of the average daily net assets of Class R Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

For the six months ended June 30, 2020, the Funds paid the following to the Administrator in return for these services, which are included in administration – class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
LifePath Dynamic Retirement Fund	$91,335	$336,277	$5,752	$37,309	$7,162	$477,835
LifePath Dynamic 2030 Fund	84,109	293,460	5,822	32,563	5,116	421,070
LifePath Dynamic 2040 Fund	80,792	240,579	4,792	26,484	4,561	357,208
LifePath Dynamic 2050 Fund	20,077	106,261	2,396	11,515	3,321	143,570
LifePath Dynamic 2060 Fund	485	665	50	1,946	248	3,394

Other Fees: For the six months ended June 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	LifePath Dynamic Retirement Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Investor A	$658	$457	$553	$233	$8

For the six months ended June 30, 2020, affiliates received CDSCs as follows:

	LifePath Dynamic Retirement Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Investor C	$—	$—	$56	$488	$—

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (unaudited) (continued)

Expense Waivers and Reimbursements: Effective March 9, 2020, with respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to BFA indirectly through its investment in affiliated money market funds managed by the Manager or its affiliates through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. Prior to March 9, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended June 30, 2020, the Funds waived the following amounts:

Fund Name	Fees Waived and/or Reimbursed By the Manager
LifePath Dynamic Retirement Fund	$4,493
LifePath Dynamic 2030 Fund	2,581
LifePath Dynamic 2040 Fund	1,699
LifePath Dynamic 2050 Fund	1,251
LifePath Dynamic 2060 Fund	59

Effective March 9, 2020, The Manager and Administrator have contractually agreed to reimburse each Fund for acquired fund fees and expenses up to a maximum amount equal to the combined investment advisory fee and administration fee of each share class through April 30, 2021. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended June 30, 2020, the Funds waived the following amounts:

Fund Name	Fees Waived and/or Reimbursed By the Manager
LifePath Dynamic Retirement Fund	$244,363
LifePath Dynamic 2030 Fund	237,540
LifePath Dynamic 2040 Fund	213,013
LifePath Dynamic 2050 Fund	87,244
LifePath Dynamic 2060 Fund	5,195

The fees and expenses of the Trust’s Independent Trustees, counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. Effective March 9, 2020, the Administrator has contractually agreed to reimburse the Funds or provide an offsetting credit against the administration fees paid by the Funds in an amount equal to these independent expenses through April 30, 2030. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended June 30, 2020, the Funds waived the following amounts:

Fund Name	Amounts Waived
LifePath Dynamic Retirement Fund	$8,927
LifePath Dynamic 2030 Fund	10,368
LifePath Dynamic 2040 Fund	10,227
LifePath Dynamic 2050 Fund	9,809
LifePath Dynamic 2060 Fund	9,569

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2020, each Fund paid BTC the following amounts for securities lending agent services:

	LifePath Dynamic Retirement Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Amount	$218	$219	$229	$126	$10

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Each Fund may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	LifePath Dynamic Retirement Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Purchases(a)	$126,469,259	$90,924,989	$64,196,242	$27,659,420	$3,709,531
Sales(a)	169,957,899	104,095,054	62,012,685	13,897,578	553,272

(a)	Includes purchases and sales of investments from the LifePath Dynamic Master Portfolio for the period January 1, 2020 to March 6, 2020, as follows:

	LifePath Dynamic Retirement Master Portfolio	LifePath Dynamic 2030 Master Portfolio	LifePath Dynamic 2040 Master Portfolio	LifePath Dynamic 2050 Master Portfolio	LifePath Dynamic 2060 Master Portfolio
Purchases	$27,232,179	$32,242,198	$26,428,356	$14,518,202	$1,820,524
Sales	51,634,641	29,036,850	13,589,903	4,122,866	37,728

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019 except for LifePath Dynamic 2060 Fund, which remains open for the period ended December 31, 2017 and each of the two years ended December 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	LifePath Dynamic Retirement Fund	LifePath Dynamic 2030 Fund	LifePath Dynamic 2040 Fund	LifePath Dynamic 2050 Fund	LifePath Dynamic 2060 Fund
Tax cost	$314,553,456	$337,000,927	$241,553,472	$110,021,452	$7,263,761

Gross unrealized appreciation	$42,020,703	$10,511,354	$35,395,883	$10,158,036	$281,063
Gross unrealized depreciation	(13,053,354)	(38,294,432)	(16,364,941)	(9,603,014)	(148,496)

Net unrealized appreciation (depreciation)	$28,967,349	$(27,783,078)	$19,030,942	$555,022	$132,567

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (unaudited) (continued)

9. BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Dynamic Retirement Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	640,718	$6,870,604	3,863,406	$41,070,163
Shares issued in reinvestment of distributions	76,602	813,946	167,180	1,831,558
Shares issued in reorganization	—	—	3,394,920	37,345,777
Shares redeemed	(4,624,649)	(50,662,490)	(1,046,012)	(10,953,828)

Net increase (decrease)	(3,907,329)	$(42,977,940)	6,379,494	$69,293,670

Investor A
Shares sold and automatic conversion of shares	581,020	$5,413,974	987,245	$9,095,344
Shares issued in reinvestment of distributions	354,378	3,257,578	480,070	4,663,053
Shares issued in reorganization	—	—	18,144,280	173,602,186
Shares redeemed	(4,533,374)	(41,701,732)	(2,848,090)	(26,762,487)

Net decrease (decrease)	(3,597,976)	$(33,030,180)	16,763,505	$160,598,096

Investor C
Shares sold	31,352	$327,426	14,242	$150,018
Shares issued in reinvestment of distributions	2,801	29,558	4,903	53,190
Shares issued in reorganization	—	—	308,863	3,346,906
Shares redeemed and automatic conversion of shares	(168,906)	(1,747,342)	(44,329)	(474,374)

Net increase (decrease)	(134,753)	$(1,390,358)	283,679	$3,075,740

Class K
Shares sold	3,409,128	$36,892,456	1,693,814	$18,113,468
Shares issued in reinvestment of distributions	129,451	1,366,673	104,860	1,145,771
Shares issued in reorganization	—	—	3,460,460	37,915,971
Shares redeemed	(1,542,669)	(16,062,632)	(895,505)	(9,335,172)

Net increase	1,995,910	$22,196,497	4,363,629	$47,840,038

Class R
Shares sold	106,379	$1,134,420	234,424	$2,490,823
Shares issued in reinvestment of distributions	6,831	71,894	8,070	87,526
Shares issued in reorganization	—	—	280,735	3,053,259
Shares redeemed	(93,813)	(963,194)	(146,362)	(1,584,408)

Net increase	19,397	$243,120	376,867	$4,047,200

Total Net Increase (Decrease)	(5,624,751)	$(54,958,861)	28,167,174	$284,854,744

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Dynamic 2030 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	877,454	$11,225,158	1,142,794	$14,866,930
Shares issued in reinvestment of distributions	83,825	1,055,679	319,164	4,437,150
Shares redeemed	(2,146,224)	(28,434,615)	(1,092,964)	(14,418,701)

Net increase (decrease)	(1,184,945)	$(16,153,778)	368,994	$4,885,379

Investor A
Shares sold and automatic conversion of shares	512,318	$6,122,838	1,485,272	$18,789,169
Shares issued in reinvestment of distributions	289,173	3,472,896	1,011,486	13,286,087
Shares redeemed	(2,857,259)	(34,009,149)	(4,821,546)	(61,812,220)

Net decrease	(2,055,768)	$(24,413,415)	(2,324,788)	$(29,736,964)

Investor C
Shares sold	28,749	$359,324	85,912	$1,117,954
Shares issued in reinvestment of distributions	4,427	55,182	14,678	195,494
Shares redeemed and automatic conversion of shares	(44,250)	(551,501)	(173,128)	(2,232,664)

Net decrease	(11,074)	$(136,995)	(72,538)	$(919,216)

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Dynamic 2030 Fund	Shares	Amount	Shares	Amount

Class K
Shares sold	2,693,736	$35,780,562	2,347,274	$31,269,292
Shares issued in reinvestment of distributions	129,278	1,621,355	239,426	3,252,332
Shares redeemed	(807,903)	(9,840,299)	(828,822)	(10,903,875)

Net increase	2,015,111	$27,561,618	1,757,878	$23,617,749

Class R
Shares sold	38,187	$481,870	311,393	$4,143,690
Shares issued in reinvestment of distributions	5,025	62,549	18,720	251,388
Shares redeemed	(124,433)	(1,569,044)	(203,907)	(2,703,051)

Net increase (decrease)	(81,221)	$(1,024,625)	126,206	$1,692,027

Total Net Decrease	(1,317,897)	$(14,167,195)	(144,248)	$(461,025)

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Dynamic 2040 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	503,559	$7,803,618	586,053	$9,610,563
Shares issued in reinvestment of distributions	67,985	1,046,943	221,734	3,800,103
Shares redeemed	(726,743)	(11,855,754)	(579,744)	(9,404,448)

Net increase (decrease)	(155,199)	$(3,005,193)	228,043	$4,006,218

Investor A
Shares sold and automatic conversion of shares	596,295	$8,375,910	946,617	$14,240,480
Shares issued in reinvestment of distributions	225,850	3,117,503	784,498	12,069,407
Shares redeemed	(1,731,721)	(23,876,325)	(3,286,059)	(49,628,617)

Net decrease	(909,576)	$(12,382,912)	(1,554,944)	$(23,318,730)

Investor C
Shares sold	19,203	$285,899	45,702	$695,462
Shares issued in reinvestment of distributions	2,851	43,892	7,369	178,593
Shares redeemed and automatic conversion of shares	(45,661)	(704,107)	(35,941)	(583,383)

Net increase (decrease)	(23,607)	$(374,316)	17,130	$290,672

Class K
Shares sold	1,682,982	$28,228,958	1,265,420	$21,335,365
Shares issued in reinvestment of distributions	85,310	1,318,771	168,918	2,914,364
Shares redeemed	(502,947)	(7,734,131)	(587,810)	(9,775,123)

Net increase	1,265,345	$21,813,598	846,528	$14,474,606

Class R
Shares sold	38,505	$559,389	245,587	$4,035,332
Shares issued in reinvestment of distributions	3,697	56,525	8,406	232,497
Shares redeemed	(78,764)	(1,086,842)	(162,180)	(2,681,332)

Net increase (decrease)	(36,562)	$(470,928)	91,813	$1,586,497

Total Net Increase (Decrease)	140,401	$5,580,249	(371,430)	$(2,960,737)

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Dynamic 2050 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	157,944	$2,861,252	255,731	$4,925,072
Shares issued in reinvestment of distributions	14,130	255,657	47,746	968,338
Shares redeemed	(267,102)	(5,244,279)	(140,480)	(2,701,199)

Net increase (decrease)	(95,028)	$(2,127,370)	162,997	$3,192,211

Investor A
Shares sold and automatic conversion of shares	293,056	$5,263,980	579,158	$11,247,472
Shares issued in reinvestment of distributions	66,831	1,207,305	216,845	4,381,579
Shares redeemed	(488,732)	(8,871,071)	(1,169,044)	(23,085,853)

Net decrease	(128,845)	$(2,399,786)	(373,041)	$(7,456,802)

Investor C
Shares sold	11,603	$209,629	28,365	$546,659
Shares issued in reinvestment of distributions	1,183	21,467	4,490	89,702
Shares redeemed and automatic conversion of shares	(25,108)	(483,426)	(21,314)	(408,361)

Net increase (decrease)	(12,322)	$(252,330)	11,541	$228,000

Class K
Shares sold	1,002,482	$19,806,306	587,117	$11,539,516
Shares issued in reinvestment of distributions	32,869	595,281	42,498	867,152
Shares redeemed	(220,103)	(4,026,520)	(91,192)	(1,785,230)

Net increase	815,248	$16,375,067	538,423	$10,621,438

Class R
Shares sold	38,690	$730,089	125,657	$2,481,279
Shares issued in reinvestment of distributions	2,370	42,706	6,906	139,113
Shares redeemed	(38,285)	(664,726)	(101,357)	(1,991,623)

Net increase	2,775	$108,069	31,206	$628,769

Total Net Increase	581,828	$11,703,650	371,126	$7,213,616

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Dynamic 2060 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	31,666	$294,148	30,550	$331,568
Shares issued in reinvestment of distributions	469	4,746	463	5,243
Shares redeemed	(7,567)	(82,309)	(12,433)	(134,847)

Net increase	24,568	$216,585	18,580	$201,964

Investor A
Shares sold and automatic conversion of shares	15,098	$152,533	25,986	$278,403
Shares issued in reinvestment of distributions	450	4,519	695	7,898
Shares redeemed	(5,039)	(52,021)	(695)	(7,596)

Net increase	10,509	$105,031	25,986	$278,705

Investor C
Shares sold	58	$560	215	$2,327
Shares issued in reinvestment of distributions	7	63	17	193
Shares redeemed and automatic conversion of shares	(1)	(7)	(1)	(15)

Net increase	64	$616	231	$2,505

Class K
Shares sold	285,578	$3,020,640	98,722	$1,063,779
Shares issued in reinvestment of distributions	4,479	45,108	2,151	24,617
Shares redeemed	(19,968)	(201,144)	(5,436)	(59,386)

Net increase	270,089	$2,864,604	95,437	$1,029,010

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Dynamic 2060 Fund	Shares	Amount	Shares	Amount

Class R
Shares sold	4,986	$51,525	15,961	$180,750
Shares issued in reinvestment of distributions	169	1,710	276	3,157
Shares redeemed	(15,148)	(158,672)	(2,111)	(24,367)

Net increase (decrease)	(9,993)	$(105,437)	14,126	$159,540

Total Net Increase	295,237	$3,081,399	154,360	$1,671,724

As of June 30, 2020, shares of the Funds owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

LifePath Dynamic 2060 Fund
Institutional	2,000
Investor A	2,000
Investor C	2,000
Class K	192,000
Class R	2,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees of BlackRock Funds III (the “Trust”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock LifePath Dynamic Retirement Fund (“LifePath Dynamic Retirement Fund”), BlackRock LifePath Dynamic 2030 Fund (“LifePath Dynamic 2030 Fund”), BlackRock LifePath Dynamic 2040 Fund (“LifePath Dynamic 2040 Fund”), BlackRock LifePath Dynamic 2050 Fund (“LifePath Dynamic 2050 Fund”), and BlackRock LifePath Dynamic 2060 Fund (“LifePath Dynamic 2060 Fund”) (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	83

Disclosure of Investment Advisory Agreement  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of each Fund’s portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, LifePath Dynamic Retirement Fund ranked in the first quartile against its Performance Peers.

The Board noted that for each of the one-year and since-inception periods reported, LifePath Dynamic 2060 Fund ranked in the first quartile against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, each of LifePath Dynamic 2030 Fund, LifePath Dynamic 2040 Fund and LifePath Dynamic 2050 Fund, ranked in the first, first and second quartiles, respectively, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the varying fee structures for fund of funds can limit the value of advisory fee comparisons.

The Board also noted that the LifePath Dynamic 2060 Fund’s contractual advisory fee rate ranked second out of three funds, and that the actual advisory fee rate and total expense ratio ranked first out of three funds and in the third quartile, respectively, relative to the Fund’s Expense Peers. Additionally, the Board noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Fund for certain other fees and expenses.

The Board also noted that the LifePath Dynamic Retirement Fund’s contractual advisory fee rate ranked second out of three funds, and that the actual advisory fee rate and total expense ratio ranked second out of three funds and in the fourth quartile, respectively, relative to the Fund’s Expense Peers. Additionally, the Board noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Fund for certain other fees and expenses.

The Board also noted that LifePath Dynamic 2030 Fund’s, LifePath Dynamic 2040 Fund’s and LifePath Dynamic 2050 Fund’s contractual advisory fee rate ranked third out of four funds, and that the actual advisory fee rate and total expense ratio each ranked third out of four funds and in the third quartile, respectively, relative to the Fund’s Expense Peers. Additionally, the Board noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Fund for certain other fees and expenses.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement was fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	85

Disclosure of Investment Advisory Agreement  (continued)

At an in-person meeting on November 13, 2019 (the “November Meeting”), the Board of Trustees of BlackRock Funds III (the “Trust”), with respect to of BlackRock LifePath Dynamic Retirement Fund, BlackRock LifePath Dynamic 2030 Fund, BlackRock LifePath Dynamic 2040 Fund, BlackRock LifePath Dynamic 2050 Fund and BlackRock LifePath Dynamic 2060 Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, and the Board of Trustees of Master Investment Portfolio (the “Master Portfolio”), with respect to LifePath Dynamic Retirement Master Portfolio, LifePath Dynamic 2030 Master Portfolio, LifePath Dynamic 2040 Master Portfolio, LifePath Dynamic 2050 Master Portfolio, and LifePath Dynamic 2060 Master Portfolio (each, a “Master Fund” and collectively, the “Master Funds”), each a series of the Master Portfolio, approved the conversion of each Fund from a feeder fund that invests its assets into the corresponding Master Fund into a stand-alone fund that makes direct investments. In connection with the conversion, the Board of Directors of the Master Portfolio also approved the termination of each Master Fund.

At the November Meeting, the Board of Directors of the Trust considered the initial approval of the proposed investment advisory agreement between BlackRock Advisors, LLC (the “Manager”) and the Trust, on behalf of each Fund (the “Agreement”). The Board of the Trust was informed that the Agreement was substantively the same as the investment advisory agreement in place at that time between the Manager and the Master Portfolio with respect to each Master Fund (the “Existing Agreement”).

On the date of the November Meeting, the Board of the Trust consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board of the Trust is required to consider the initial approval of the Agreement.

The Board of the Master Portfolio met in person on April 17, 2019 (the “April Meeting”) and on May 14-15, 2019 (the “May Meeting”) to consider the approval of the Existing Agreement on behalf of each Master Fund. Because each Fund was a “feeder” fund that invested all of its investable assets in the corresponding Master Fund, the Board of the Trust also considered the approval of the Existing Agreement with respect to each Master Fund. At the May Meeting, the Board of the Master Portfolio, including the independent board members, approved the continuation of the Existing Agreement with respect to each Master Fund for a one-year term ending June 30, 2020. The Board of the Trust, including the Independent Board Members, also considered the continuation of the Existing Agreement with respect to each Master Fund and found the Existing Agreement to be satisfactory.

The materials reviewed and the factors considered by the Board of the Trust at the November Meeting in connection with approval of the proposed Agreement were substantially the same as the materials reviewed and the factors the Board of the Trust considered at the April Meeting and the May Meeting with respect to consideration of the approval of the Existing Agreement. A discussion of the basis for the Board of the Master Portfolio’s approval and the Board of the Trust’s consideration of the Existing Agreement at the May Meeting is included in the semi-annual shareholder report of each Fund for the period ended June 30, 2019.

Following discussion, at the November Meeting the Board of the Trust, including the Independent Board Members, approved the Agreement between the Manager and the Trust with respect to each Fund for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Trust, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board of the Trust did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Sub-Advisers

BlackRock International Limited

Edinburgh EH3 8BL, United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	87

Additional Information

General Information

Householding

The LifePath Dynamic Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Dynamic Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Dynamic Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The LifePath Dynamic Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Dynamic Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Dynamic Funds voted proxies relating to securities held in the LifePath Dynamic Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviations

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard and Poor’s

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	89

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the LifePath Dynamic Funds unless preceded or accompanied by the LifePath Dynamic Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LifePath-6/20-SAR

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds III

•	BlackRock LifePath® Dynamic 2025 Fund
•	BlackRock LifePath® Dynamic 2035 Fund
•	BlackRock LifePath® Dynamic 2045 Fund
•	BlackRock LifePath® Dynamic 2055 Fund
•	BlackRock LifePath® Dynamic 2065 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	BlackRock LifePath® Dynamic Funds

Portfolio Management Commentary

How did each Fund perform?

The BlackRock LifePath® Dynamic Funds with target dates of 2025, 2035, 2045, 2055 and 2065 are referred to as the “LifePath Dynamic Funds”.

For the six-month period ended June 30, 2020, the LifePath Dynamic Funds with target dates of 2025, 2035, 2045 and 2065 underperformed their respective custom benchmarks. For the LifePath Dynamic Fund with a target date of 2055, all share classes outperformed its respective custom benchmark, except for Investor C Shares, which underperformed. The returns for the LifePath Dynamic Funds include fund expenses. The custom benchmarks have no expenses associated with performance.

What factors influenced performance?

In terms of macro themes, an underweight to U.S. duration in the first quarter of 2020 was a notable detractor as the U.S. Fed and other global central banks cut short-term rates and took a series of measures to minimize the economic shocks caused by the coronavirus pandemic. Within underlying actively managed strategies, BlackRock Advantage Emerging Markets Fund (an emerging markets equity strategy) and International Tilts Master Portfolio (an international developed markets equity strategy) detracted from the LifePath Dynamic Funds’ returns as they lagged their respective benchmarks.

Also with regard to macro themes, positioning in equities was the largest contributor to returns for the period. A tactical overweight to U.S. equities over mid- to late March added value as U.S. equities recovered following the coronavirus pandemic-induced sell-off earlier in the first quarter. The underlying BlackRock Tactical Opportunities Fund (a global tactical asset allocation strategy) also contributed to returns during the period.

Derivatives including financial futures, swaps, and foreign currency transactions were used by the LifePath Dynamic Funds as a means to manage and/or take outright views on equities, interest rates, credit risk and/or currencies. During the period, the use of derivatives, as opposed to physical securities, on the LifePath Dynamic Funds with target dates of 2025, 2035 and 2045 had a negative impact on their respective performance.

The LifePath Dynamic Funds’ cash positions closed the period at above 5% of portfolio assets for all vintages except for 2065. However, none of the LifePath Dynamic Funds’ cash positions had any material impact on their respective performance.

Describe recent portfolio activity.

Each LifePath Dynamic Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Dynamic Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon.

The LifePath Dynamic Funds entered the period with pro-cyclical positioning, though at relatively low active risk levels. The investment adviser believed that steady consumption and stronger-than-appreciated inflationary dynamics in the United States and Europe were likely to intersect with an increase in manufacturing activity after eight consecutive quarters of sequential slowing. Accordingly, the LifePath Dynamic Funds were positioned underweight in duration and overweight in equities as well as overweight in the euro versus the U.S. dollar. In February, with pricing for the investment adviser’s desired positions at slightly more attractive levels and with early survey data suggesting an initial upswing in manufacturing, exposure to cyclical assets was increased, adding to the LifePath Dynamic Funds’ directional overweight positions to global equities and to underweight positions in fixed income.

As the impact of coronavirus pandemic on markets became much more pronounced and economic data lagged, the investment adviser began to focus on the progression, severity and duration of the coronavirus impact, the efficacy of governmental responses with respect to both containment and financial relief, and the economic impact of containment, as well as market sentiment and flows. The investment adviser sought to look through the short-term economic damage from the coronavirus and identify opportunities where market pricing was misaligned with the medium-term macro outlook. Over mid-to-late March, the LifePath Dynamic Funds’ equity overweight was increased, partly because forced selling drove prices significantly lower, and partly due to the investment adviser’s confidence in the eventual passage of substantial monetary action and fiscal relief. The LifePath Dynamic Funds’ duration underweight was also reduced to flat after real rates rose significantly based on the Fed’s quantitative easing and the passage of fiscal relief. Toward the end of March, the magnitude of the LifePath Dynamic Funds’ directional equity overweight was moderately reduced, as pricing moved higher amid quarter-end rebalancing. The LifePath Dynamic Funds’ equity overweight was further reduced in April and May of 2020 as markets continued to recover.

In May, with U.S. growth and inflation weak and extreme monetary policy support set to persist, the investment adviser felt that the macro backdrop would be supportive of an overweight position in duration and introduced an overweight to U.S. duration at the 30-year point on the curve. An underweight to the U.S. dollar versus a developed-market basket of currencies including the Australian dollar, Japanese yen, euro and Canadian dollar was also initiated. Given material weakness in the U.S. labor market and inflation relative to other countries, the investment adviser believed that asset purchases by the Fed would exceed those executed by other developed central banks in terms of quantity and scope, which is likely to represent a headwind for the U.S. dollar. In June, an overweight to European peripheral assets was introduced (an overweight to Spanish and Italian equities, along with Italian 10-year bond futures) against an underweight to the United Kingdom, United States and Japanese equities. The European Union policy response has been more coherent than expected, with a centralized fiscal response designed to benefit the nations hardest hit by the coronavirus pandemic. The European Central Bank has continued to refine its monetary stimulus packages, maintaining a greater focus on providing support in impactful areas and loosening peripheral financial conditions, rather than reducing core sovereign yields. Encouraging signs regarding policy and a greater optimism for reopening in these economies leaves the investment adviser favoring European cyclical assets relative to their developed country peers.

While the coronavirus pandemic remains an important dimension of the investment landscape, the investment adviser feels that trends in growth, inflation and policy are currently more directly determining changes in asset prices. Against a backdrop of large output gaps, sequentially improving global growth and aggressive policy support, the LifePath Dynamic Funds’ overall positioning continues to reflect a modest overweight to equities. With the Fed’s balance sheet growth outpacing that of other central banks, the LifePath Dynamic Funds are underweight in the U.S. dollar and overweight in domestic fixed income. Encouraging policy signs leave the investment adviser favoring European cyclical assets (equities, Italian bonds and the euro). At period end, the LifePath Dynamic Funds were positioned overweight in the Eurozone, Italian

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Dynamic Funds

and Spanish equities, underweight in U.S., U.K. and Japanese equities, overweight in U.S. long duration and Italian 10-year bond futures, and underweight in the U.S. dollar versus a developed-market basket of currencies.

Describe portfolio positioning at period end.

At period end, each of the LifePath Dynamic Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath Dynamic Fund will change over time according to a “glide path” as each LifePath Dynamic Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath Dynamic Fund’s asset mix becomes more conservative — prior to retirement — as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath Dynamic Fund, which may be a primary source of income after retirement. As each LifePath Dynamic Fund approaches its target date, its asset allocation will shift so that it invests a greater percentage of its assets in fixed-income funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath Dynamic Fund, and determine whether any changes are required to enable each LifePath Dynamic Fund to achieve its investment objective.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may adjust the allocation to equity and fixed-income in each LifePath Dynamic Fund, based on an assessment of the current market conditions and the potential contribution of each asset class to the expected risk and return characteristics of each LifePath Dynamic Fund. In general, the adjustments will be limited to +/- 10% relative to the target allocations. BFA may determine, in light of market conditions or other factors, that a greater variation is warranted to protect the LifePath Dynamic Fund or achieve its investment objective.

FUND SUMMARY	5

Fund Summary as of June 30, 2020	BlackRock LifePath® Dynamic 2025 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2025 Fund (“LifePath Dynamic 2025 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2025 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, the Fund ceased to invest in LifePath® Dynamic 2025 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
07/01/10 to 06/30/11	28.9%	4.5%	N/A	4.9%	18.8%	N/A	N/A	5.9%	34.4%	2.6%
07/01/11 to 06/30/12	30.8	4.8	N/A	4.8	18.7	34.3%	3.1%	0.5	2.8	0.2
07/01/12 to 06/30/13	32.9	5.1	2.9%	4.5	17.4	34.0	3.2	N/A	N/A	N/A
07/01/13 to 06/30/14	34.6	5.4	3.8	4.3	16.9	31.6	3.4	N/A	N/A	N/A
07/01/14 to 06/30/15	32.5	5.1	3.8	5.0	18.1	32.5	3.0	N/A	N/A	N/A
07/01/15 to 06/30/16	31.8	5.1	3.8	5.3	18.7	32.4	2.9	N/A	N/A	N/A
07/01/16 to 06/30/17	33.1	5.4	3.8	5.1	18.4	31.2	3.0	N/A	N/A	N/A
07/01/17 to 06/30/18	35.9	5.8	N/A	4.7	19.5	30.9	3.2	N/A	N/A	N/A
07/01/18 to 06/30/19	37.4	6.7	N/A	3.1	19.6	30.2	3.0	N/A	N/A	N/A
07/01/19 to 06/30/20	40.6	7.3	N/A	2.4	18.5	28.3	2.9	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)(c)
		1 Year		5 Years		10 Years
	6-Month Total Returns	No Load	With Load	No Load	With Load	No Load	With Load
Institutional	(1.82)%	3.71%	N/A	5.94%	N/A	7.72%	N/A
Investor A	(2.01)	3.35	(2.07)%	5.68	4.55%	7.45	6.87%
Investor C	(2.32)	2.61	1.63	4.86	4.86	6.63	6.63
Class K	(1.76)	3.86	N/A	6.19	N/A	7.95	N/A
Class R	(2.05)	3.18	N/A	5.47	N/A	7.21	N/A
LifePath Dynamic 2025 Fund Custom Benchmark(d)	(1.03)	5.00	N/A	5.84	N/A	7.77	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.82	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.52	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	6.30	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	5.11	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	13.97	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	10.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2025 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2025.

(c)

Effective November 7, 2016, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

(d)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2025 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Dynamic 2025 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	51%
Fixed Income Funds	45
Short-Term Securities	4

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Diversified Equity Master Portfolio	29%
Core Alpha Bond Master Portfolio	14
iShares Core U.S. Aggregate Bond ETF	12
Master Total Return Portfolio	10
International Tilts Master Portfolio	8
iShares TIPS Bond ETF	7
BlackRock Advantage Emerging Markets Fund — Class K	5
BlackRock Tactical Opportunities Fund — Class K	5
iShares Developed Real Estate Index Fund — Class K	3
iShares MSCI EAFE Small-Cap ETF	2

FUND SUMMARY	7

Fund Summary as of June 30, 2020	BlackRock LifePath® Dynamic 2035 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2035 Fund (“LifePath Dynamic 2035 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2035 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, the Fund ceased to invest in LifePath® Dynamic 2035 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
07/01/10 to 06/30/11	17.0%	2.2%	N/A	6.9%	22.7%	N/A	N/A	6.4%	42.0%	2.8%
07/01/11 to 06/30/12	18.9	2.5	N/A	7.1	22.6	42.1%	2.7%	0.5	3.4	0.2
07/01/12 to 06/30/13	21.3	2.8	2.9%	7.0	21.5	41.9	2.6	N/A	N/A	N/A
07/01/13 to 06/30/14	23.0	3.0	3.9	7.0	21.3	39.2	2.6	N/A	N/A	N/A
07/01/14 to 06/30/15	17.2	2.3	3.9	8.7	23.8	41.8	2.3	N/A	N/A	N/A
07/01/15 to 06/30/16	14.0	2.1	3.9	9.9	25.2	42.8	2.1	N/A	N/A	N/A
07/01/16 to 06/30/17	15.4	2.3	4.0	10.1	24.9	41.3	2.0	N/A	N/A	N/A
07/01/17 to 06/30/18	17.9	2.6	N/A	10.4	25.7	41.5	1.9	N/A	N/A	N/A
07/01/18 to 06/30/19	17.2	4.0	N/A	5.5	29.2	41.5	2.6	N/A	N/A	N/A
07/01/19 to 06/30/20	19.5	4.9	N/A	3.6	29.5	40.5	2.0	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)(c)
		1 Year		5 Years		10 Years
	6-Month Total Returns	No Load	With Load	No Load	With Load	No Load	With Load
Institutional	(4.97)%	1.98%	N/A	6.36%	N/A	8.63%	N/A
Investor A	(5.08)	1.68	(3.66)%	6.11	4.97%	8.37	7.78%
Investor C	(5.42)	0.90	(0.06)	5.28	5.28	7.53	7.53
Class K	(4.83)	2.22	N/A	6.59	N/A	8.99	N/A
Class R	(5.21)	1.51	N/A	5.88	N/A	8.12	N/A
LifePath Dynamic 2035 Fund Custom Benchmark(d)	(4.39)	2.98	N/A	6.21	N/A	8.64	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.82	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.52	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	6.30	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	5.11	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	13.97	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	10.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2035 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2035.

(c)

Effective November 7, 2016, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

(d)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2035 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Dynamic 2035 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	74%
Fixed Income Funds	22
Short-Term Securities	4

TEN LARGEST HOLDINGS

Security Holdings	Percent of Net Assets
Diversified Equity Master Portfolio	41%
International Tilts Master Portfolio	12
BlackRock Advantage Emerging Markets Fund — Class K	8
Core Alpha Bond Master Portfolio	7
iShares Core U.S. Aggregate Bond ETF	6
BlackRock Tactical Opportunities Fund — Class K	5
Master Total Return Portfolio	5
iShares TIPS Bond ETF	5
iShares MSCI EAFE Small-Cap ETF	4
iShares Developed Real Estate Index Fund — Class K	4

FUND SUMMARY	9

Fund Summary as of June 30, 2020	BlackRock LifePath® Dynamic 2045 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2045 Fund (“LifePath Dynamic 2045 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2045 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, the Fund ceased to invest in LifePath® Dynamic 2045 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
07/01/10 to 06/30/11	7.3%	N/A	N/A	8.5%	26.0%	N/A	N/A	6.8%	48.4%	3.0%
07/01/11 to 06/30/12	9.5	N/A	N/A	9.1	25.8	48.6%	2.3%	0.6	3.9	0.2
07/01/12 to 06/30/13	12.4	N/A	3.0%	9.1	24.9	48.5	2.1	N/A	N/A	N/A
07/01/13 to 06/30/14	14.5	N/A	3.9	9.3	24.9	45.4	2.0	N/A	N/A	N/A
07/01/14 to 06/30/15	7.2	N/A	4.1	11.6	27.7	47.3	2.1	N/A	N/A	N/A
07/01/15 to 06/30/16	2.0	0.2%	4.3	13.5	29.8	48.3	1.9	N/A	N/A	N/A
07/01/16 to 06/30/17	2.6	0.3	4.3	14.1	29.9	47.2	1.6	N/A	N/A	N/A
07/01/17 to 06/30/18	3.8	0.4	N/A	15.1	30.7	48.8	1.2	N/A	N/A	N/A
07/01/18 to 06/30/19	3.2	1.0	N/A	7.4	36.6	49.5	2.3	N/A	N/A	N/A
07/01/19 to 06/30/20	4.2	1.6	N/A	4.5	38.2	50.1	1.4	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)(c)
		1 Year		5 Years		10 Years
	6-Month Total Returns	No Load	With Load	No Load	With Load	No Load	With Load
Institutional	(7.41)%	0.21%	N/A	6.37%	N/A	9.25%	N/A
Investor A	(7.50)	(0.01)	(5.26)%	6.11	4.97%	8.99	8.40%
Investor C	(7.89)	(0.81)	(1.75)	5.28	5.28	8.14	8.14
Class K	(7.30)	0.48	N/A	6.62	N/A	9.57	N/A
Class R	(7.63)	(0.25)	N/A	5.88	N/A	8.74	N/A
LifePath Dynamic 2045 Fund Custom Benchmark(d)	(6.83)	1.45	N/A	6.39	N/A	9.30	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.82	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.52	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	6.30	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	5.11	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	13.97	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	10.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2045 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2045.

(c)

Effective November 7, 2016, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Fund changed its glide path and target asset allocation to target higher levels of equity exposure for LifePath Dynamic Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

(d)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2045 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Dynamic 2045 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	92%
Fixed Income Funds	5
Short-Term Securities	4
Liabilities in Excess of Other Assets	(1)

TEN LARGEST HOLDINGS

Security Holdings	Percent of Net Assets
Diversified Equity Master Portfolio	51%
International Tilts Master Portfolio	16
BlackRock Advantage Emerging Markets Fund — Class K	11
BlackRock Tactical Opportunities Fund — Class K	5
iShares MSCI EAFE Small-Cap ETF	5
iShares Developed Real Estate Index Fund — Class K	5
iShares TIPS Bond ETF	1
Core Alpha Bond Master Portfolio	1
iShares Core U.S. Aggregate Bond ETF	1
Master Total Return Portfolio	1

FUND SUMMARY	11

Fund Summary as of June 30, 2020	BlackRock LifePath® Dynamic 2055 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2055 Fund (“LifePath Dynamic 2055 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2055 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, the Fund ceased to invest in LifePath® Dynamic 2055 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	Bloomberg Commodity Index (a)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index	S&P MidCap 400® Index	S&P 500® Index	S&P SmallCap 600® Index
07/01/10 to 06/30/11	1.0%	N/A	N/A	9.2%	28.4%	N/A	N/A	8.3%	49.5%	3.6%
07/01/11 to 06/30/12	1.0	N/A	N/A	10.6	29.0	50.1%	4.2%	0.7	4.1	0.3
07/01/12 to 06/30/13	2.0	N/A	3.1%	11.3	27.9	53.8	1.9	N/A	N/A	N/A
07/01/13 to 06/30/14	4.1	N/A	4.0	11.8	28.1	50.3	1.7	N/A	N/A	N/A
07/01/14 to 06/30/15	2.6	N/A	4.1	12.8	29.2	49.3	2.0	N/A	N/A	N/A
07/01/15 to 06/30/16	1.0	N/A	4.2	13.9	30.2	48.8	1.9	N/A	N/A	N/A
07/01/16 to 06/30/17	1.0	N/A	4.4	14.6	30.5	47.9	1.6	N/A	N/A	N/A
07/01/17 to 06/30/18	1.0	N/A	N/A	16.2	31.9	49.8	1.1	N/A	N/A	N/A
07/01/18 to 06/30/19	0.9	0.1	N/A	7.6	38.2	50.8	2.4	N/A	N/A	N/A
07/01/19 to 06/30/20	0.8	0.2	N/A	4.8	40.5	52.4	1.3	N/A	N/A	N/A

(a)	Prior to July 1, 2014, the Bloomberg Commodity Index was known as the Dow Jones-UBS Commodity Index.

See “About Fund Performance” on page 16 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)(c)
		1 Year		5 Years		10 Years
	6-Month Total Returns	No Load	With Load	No Load	With Load	No Load	With Load
Institutional	(6.99)%	0.99%	N/A	6.44%	N/A	9.62%	N/A
Investor A	(7.15)	0.72	(4.57)%	6.17	5.03%	9.33	8.74%
Investor C	(7.47)	(0.04)	(0.99)	5.35	5.35	8.50	8.50
Class K	(6.92)	1.25	N/A	6.68	N/A	9.95	N/A
Class R	(7.22)	0.55	N/A	5.95	N/A	9.08	N/A
LifePath Dynamic 2055 Fund Custom Benchmark(d)	(7.28)	1.17	N/A	6.39	N/A	9.68	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.82	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.52	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	6.30	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	5.11	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	13.97	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	10.50	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2055 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2055.

(c)

Effective November 7, 2016, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, LifePath Dynamic Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation.

(d)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2055 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Dynamic 2055 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	95%
Fixed Income Funds	1
Short-Term Securities	2
Other Assets Less Liabilities	2

TEN LARGEST HOLDINGS

Security Holdings	Percent of Net Assets
Diversified Equity Master Portfolio	53%
International Tilts Master Portfolio	16
BlackRock Advantage Emerging Markets Fund — Class K	11
BlackRock Tactical Opportunities Fund — Class K	5
iShares Developed Real Estate Index Fund — Class K	5
iShares MSCI EAFE Small-Cap ETF	5
Core Alpha Bond Master Portfolio	1
iShares Core U.S. Aggregate Bond ETF	—	(a)
Master Total Return Portfolio	—	(a)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	(a)

(a)	Represents less than 1%.

FUND SUMMARY	13

Fund Summary as of June 30, 2020	BlackRock LifePath® Dynamic 2065 Fund

Investment Objective

The investment objective of BlackRock LifePath® Dynamic 2065 Fund (“LifePath Dynamic 2065 Fund” or the “LifePath Dynamic Fund”) is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, LifePath Dynamic 2065 Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 9, 2020, the Fund ceased to invest in LifePath® Dynamic 2065 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Dynamic Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
10/30/19 to 06/30/20	1.0%	N/A	4.8%	40.5%	52.4%	1.3%

(a)	Commencement of operations. The LifePath Dynamic Fund 2065 commenced operations on October 30, 2019.

See “About Fund Performance” on page 16 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Total Returns (a)(b)
		Since Inception (c)
	6-Month Total Returns	No Load	With Load
Institutional	(8.07)%	(3.15)%	N/A
Investor A	(8.19)	(3.31)	(8.38)%
Investor C	(8.46)	(3.72)	(4.68)
Class K	(8.05)	(3.00)	N/A
Class R	(8.19)	(3.34)	N/A
LifePath Dynamic 2065 Fund Custom Benchmark(d)	(7.28)	(2.01)	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	6.57	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	7.15	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(21.74)	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(6.30)	N/A
Russell 1000® Index	(2.81)	3.43	N/A
Russell 2000® Index	(12.98)	(7.39)	N/A

(a)

Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distributions and service fees. See “About Fund Performance” on page 16 for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Dynamic 2065 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2065.

(c)	The LifePath Dynamic Fund commenced operations on October 30, 2019.
(d)

The LifePath Dynamic Fund compares its performance to that of a customized weighted index (the “LifePath Dynamic 2065 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Dynamic Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Dynamic 2065 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	100%
Fixed Income Funds	1
Short-Term Securities	3
Liabilities in Excess of Other Assets	(4)

TEN LARGEST HOLDINGS

Security Holdings	Percent of Net Assets
Diversified Equity Master Portfolio	53%
International Tilts Master Portfolio	16
BlackRock Advantage Emerging Markets Fund — Class K	11
iShares MSCI EAFE Small-Cap ETF	6
BlackRock Tactical Opportunities Fund — Class K	5
iShares Developed Real Estate Index Fund — Class K	5
iShares MSCI Canada ETF	3
iShares Russell 2000 ETF	2
Core Alpha Bond Master Portfolio	1
iShares Core U.S. Aggregate Bond ETF	—	(a)

(a)	Represents less than 1%.

FUND SUMMARY	15

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on LifePath Dynamic Fund distributions or the redemption of LifePath Dynamic Fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (“BFA” or the “Manager”) and BlackRock Advisors, LLC (“BAL” or the “Administrator”), LifePath Dynamic Fund’s Manager and Administrator respectively, has contractually agreed to waive and/or reimburse a portion of each LifePath Dynamic Fund’s expenses. Without such waivers and/or reimbursements, each LifePath Dynamic Fund’s performance would have been lower. With respect to each LifePath Dynamic Fund’s contractual waivers, the Manager and Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath Dynamic Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Dynamic Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Dynamic Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Dynamic Funds’ changing asset allocations over time. As of June 30, 2020, the following indexes are used to calculate the LifePath Dynamic Funds’ custom benchmarks: Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex-USA IMI Index, Russell 1000® Index and Russell 2000® Index, as applicable.

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is an unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe and Asia. The MSCI ACWI ex-USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of each LifePath® Dynamic Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each LifePath Dynamic Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Dynamic Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a LifePath Dynamic Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these LifePath Dynamic Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
LifePath® Dynamic 2025 Fund
Institutional	$1,000.00	$981.80	$2.71	$1,000.00	$1,022.13	$2.77	0.55%
Investor A	1,000.00	979.90	3.89	1,000.00	1,020.93	3.97	0.79
Investor C	1,000.00	976.80	7.67	1,000.00	1,017.11	7.82	1.56
Class K	1,000.00	982.40	1.53	1,000.00	1,023.32	1.56	0.31
Class R	1,000.00	979.50	4.87	1,000.00	1,019.94	4.97	0.99
LifePath® Dynamic 2035 Fund
Institutional	$1,000.00	$950.30	$2.57	$1,000.00	$1,022.23	$2.66	0.53%
Investor A	1,000.00	949.20	3.78	1,000.00	1,020.98	3.92	0.78
Investor C	1,000.00	945.80	7.50	1,000.00	1,017.16	7.77	1.55
Class K	1,000.00	951.70	1.46	1,000.00	1,023.37	1.51	0.30
Class R	1,000.00	947.90	4.75	1,000.00	1,019.99	4.92	0.98
LifePath® Dynamic 2045 Fund
Institutional	$1,000.00	$925.90	$2.54	$1,000.00	$1,022.23	$2.66	0.53%
Investor A	1,000.00	925.00	3.73	1,000.00	1,020.98	3.92	0.78
Investor C	1,000.00	921.10	7.40	1,000.00	1,017.16	7.77	1.55
Class K	1,000.00	927.00	1.44	1,000.00	1,023.37	1.51	0.30
Class R	1,000.00	923.70	4.69	1,000.00	1,019.99	4.92	0.98
LifePath® Dynamic 2055 Fund
Institutional	$1,000.00	$930.10	$2.50	$1,000.00	$1,022.28	$2.61	0.52%
Investor A	1,000.00	928.50	3.69	1,000.00	1,021.03	3.87	0.77
Investor C	1,000.00	925.30	7.37	1,000.00	1,017.21	7.72	1.54
Class K	1,000.00	930.80	1.39	1,000.00	1,023.42	1.46	0.29
Class R	1,000.00	927.80	4.65	1,000.00	1,020.04	4.87	0.97
LifePath® Dynamic 2065 Fund
Institutional	$1,000.00	$919.30	$2.53	$1,000.00	$1,022.23	$2.66	0.53%
Investor A	1,000.00	918.10	3.72	1,000.00	1,020.98	3.92	0.78
Investor C	1,000.00	915.40	7.38	1,000.00	1,017.16	7.77	1.55
Class K	1,000.00	919.50	1.43	1,000.00	1,023.37	1.51	0.30
Class R	1,000.00	918.10	4.67	1,000.00	1,019.99	4.92	0.98

(a)

For each class of the LifePath Dynamic Funds, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because each LifePath Dynamic Fund invested all of its assets in its respective LifePath Dynamic Master Portfolio prior to March 9, 2020, the expense examples reflect the net expenses of both the LifePath Dynamic Fund and the LifePath Dynamic Master Portfolio in which it invested for a portion of the period.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

DISCLOSURE OF EXPENSES	17

Derivative Financial Instruments

The LifePath Dynamic Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The LifePath Dynamic Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a LifePath Dynamic Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The LifePath Dynamic Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Dynamic 2025 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 99.9%

Equity Funds — 51.1%
BlackRock Advantage Emerging Markets Fund — Class K	459,152	$4,467,545
BlackRock Tactical Opportunities Fund — Class K	311,010	4,307,494
Diversified Equity Master Portfolio	$24,617,761	24,617,761
International Tilts Master Portfolio	$6,563,214	6,563,214
iShares Developed Real Estate Index Fund — Class K	247,961	2,139,904
iShares MSCI EAFE Small-Cap ETF	29,544	1,584,149

		43,680,067

Fixed Income Funds — 45.0%
Core Alpha Bond Master Portfolio	$12,114,488	12,114,488
iShares Core U.S. Aggregate Bond ETF	88,001	10,402,598
iShares iBoxx $ Investment Grade Corporate Bond ETF	7,841	1,054,615
iShares TIPS Bond ETF	50,951	6,266,973
Master Total Return Portfolio	$8,645,895	8,645,895

		38,484,569

Security	Shares	Value

Short-Term Securities — 3.8%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	3,193,880	$3,193,880

Total Affiliated Investment Companies — 99.9% (Cost — $81,076,126)		85,358,516

Other Assets Less Liabilities — 0.1%		106,772

Net Assets — 100.0%		$85,465,288

(a)	Annualized 7-day yield as of period end.
(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuers	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Advantage Emerging Markets Fund — Class K	324,716	(b)	184,586	(c)	(50,150)		459,152	$4,467,545	$—		$(92,442)	$(366,722)
BlackRock Cash Funds: Institutional, SL Agency Shares(d)	972,906	(b)	—		(972,906	)(e)	—	—	389	(f)	105	—
BlackRock Cash Funds: Treasury, SL Agency Shares	7,339,296	(b)	—		(4,145,416	)(g)	3,193,880	3,193,880	24,522		—	—
BlackRock Tactical Opportunities Fund — Class K	161,827	(b)	187,691	(c)	(38,508	)(h)	311,010	4,307,494	—		(33,754)	80,431
Core Alpha Bond Master Portfolio	$20,975,583	(b)	$—		$(8,861,095	)(g)	$12,114,488	12,114,488	327,616		830,614	2,180,658
Diversified Equity Master Portfolio	$21,308,306	(b)	$—		$3,309,455	(g)	$24,617,761	24,617,761	197,878		(783,707)	(688,366)
International Tilts Master Portfolio	$5,807,694	(b)	$—		$755,520	(g)	$6,563,214	6,563,214	75,646		(567,688)	(1,093,843)
iShares Core MSCI EAFE ETF(d)	—		28,167	(i)	(28,167)		—	—	19,715		(125,235)	—
iShares Core U.S. Aggregate Bond ETF	—		88,001		—		88,001	10,402,598	—		—	669
iShares Developed Real Estate Index Fund — Class K	157,568	(b)	90,393	(c)	—		247,961	2,139,904	17,178		—	(427,178)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		7,841		—		7,841	1,054,615	—		—	(62)
iShares MSCI EAFE Small-Cap ETF	22,178	(b)	8,122	(i)	(756	)(j)	29,544	1,584,149	16,099		(402)	(243,994)
iShares TIPS Bond ETF	44,433	(b)	17,523	(c)	(11,005	)(h)	50,951	6,266,973	29,293		13,302	302,246
Master Total Return Portfolio	$3,944,897	(b)	$—		$4,700,998	(g)	$8,645,895	8,645,895	91,252		146,658	(561,147)

								$85,358,516	$799,588		$(612,549)	$(817,308)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value held by the LifePath Dynamic Master Portfolio as of December 31, 2019.
(c)	Represents shares purchased by the Fund and the LifePath Dynamic Master Portfolio.
(d)	As of period end, the entity is no longer held by the Fund.
(e)	Represents net shares/investment value purchased (sold) by the LifePath Dynamic Master Portfolio.
(f)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Dynamic Master Portfolio.
(h)	Represents shares sold by the Fund and the LifePath Dynamic Master Portfolio.
(i)	Represents shares purchased by the LifePath Dynamic Master Portfolio.
(j)	Represents shares sold by the LifePath Dynamic Master Portfolio.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2025 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	14	07/17/20	$1,134	$18,217
Euro BTP	8	09/08/20	1,293	20,958
S&P/TSE 60 Index	8	09/17/20	1,094	33,169
Euro Stoxx 50 Index	8	09/18/20	290	11,730
FTSE/MIB Index	11	09/18/20	1,192	41,034
MSCI EAFE Index	24	09/18/20	2,134	19,684
Russell 2000 E-Mini Index	37	09/18/20	2,660	155,113
10-Year U.S. Treasury Note	11	09/21/20	1,531	2,372
U.S. Ultra Treasury Bond	6	09/21/20	1,309	(8,454)

				$293,823

Short Contracts
Topix Index	2	09/10/20	289	(4,175)
FTSE 100 Index	3	09/18/20	229	(5,536)
S&P 500 E-Mini Index	4	09/18/20	618	(20,146)

				(29,857)

				$263,966

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,272,545	USD	881,958	Morgan Stanley & Co. International PLC	09/16/20	$(3,546)
CAD	1,166,190	USD	865,863	Morgan Stanley & Co. International PLC	09/16/20	(6,723)
EUR	3,318,099	USD	3,780,320	Bank of America N.A.	09/16/20	(46,202)
JPY	91,187,967	USD	853,588	Morgan Stanley & Co. International PLC	09/16/20	(8,207)

						$(64,678)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$278,947	$—	$23,330	$—	$302,277

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$29,857	$—	$8,454	$—	$38,311
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	64,678	—	—	64,678

	$—	$—	$29,857	$64,678	$8,454	$—	$102,989

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2025 Fund

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts		Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(668,520	)(a)	$—		$(393,000	)(b)	$—	$(1,061,520)
Forward foreign currency exchange contracts	—	—	—		19,421				—	19,421

	$—	$—	$(668,520)		$19,421		$(393,000)		$—	$(1,042,099)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$129,124	(a)	$—		$(8,492	)(b)	$—	$120,632
Forward foreign currency exchange contracts	—	—	—		(122,798	)(c)	—		—	(122,798)

	$—	$—	$129,124		$(122,798)		$(8,492)		$—	$(2,166)

(a)	Includes $(71,133) and $(1,171,311) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $(265,114) and $(36,586) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(c)	Includes $(17,570) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,594,823
Average notional value of contracts — short	$567,620
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,143,316
Average amounts sold — in USD	$6,008,411

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$40,082	$39,412
Forward foreign currency exchange contracts	—	64,678

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$40,082	$104,090
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(40,082)	(39,412)

Total derivative assets and liabilities subject to an MNA	$—	$64,678

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Bank of America N.A.	$46,202	$—	$—	$—	$46,202
Morgan Stanley & Co. International PLC	18,476	—	—	—	18,476

	$64,678	$—	$—	$—	$64,678

(a)	Net amount represents the net amount payable from the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2025 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$30,223,278	$—	$—	$30,223,278
Short-Term Securities	3,193,880	—	—	3,193,880

Subtotal	$33,417,158	$—	$—	$33,417,158

Investments Valued at NAV(a)				51,941,358

Total Investments				$85,358,516

Derivative Financial Instruments(b)
Assets:
Equity contracts	$278,947	$—	$—	$278,947
Interest rate contracts	23,330	—	—	23,330
Liabilities:
Equity contracts	(29,857)	—	—	(29,857)
Foreign currency exchange contracts	—	(64,678)	—	(64,678)
Interest rate contracts	(8,454)	—	—	(8,454)

	$263,966	$(64,678)	$—	$199,288

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Dynamic 2035 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 100.2%

Equity Funds — 73.7%
BlackRock Advantage Emerging Markets Fund — Class K	733,330	$7,135,301
BlackRock Tactical Opportunities Fund — Class K	307,073	4,252,956
Diversified Equity Master Portfolio	$35,087,411	35,087,411
International Tilts Master Portfolio	$10,209,489	10,209,489
iShares Developed Real Estate Index Fund — Class K	358,424	3,093,196
iShares MSCI EAFE Small-Cap ETF	63,309	3,394,628

		63,172,981

Fixed Income Funds — 22.5%
Core Alpha Bond Master Portfolio	$5,698,748	5,698,748
iShares Core U.S. Aggregate Bond ETF	41,417	4,895,904
iShares iBoxx $ Investment Grade Corporate Bond ETF	4,478	602,291
iShares TIPS Bond ETF	32,442	3,990,366
Master Total Return Portfolio	$4,063,390	4,063,390

		19,250,699

Security	Shares	Value

Short-Term Securities — 4.0%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	3,450,984	$3,450,984

Total Affiliated Investment Companies — 100.2% (Cost — $81,542,201)		85,874,664

Liabilities in Excess of Other Assets — (0.2)%		(192,411)

Net Assets — 100.0%		$85,682,253

(a)	Annualized 7-day yield as of period end.
(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuers	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Advantage Emerging Markets Fund — Class K	495,913	(b)	268,352	(c)	(30,935)		733,330	$7,135,301	$—		$(66,957)	$(634,430)
BlackRock Cash Funds: Institutional, SL Agency Shares(d)	2,150,636	(b)	—		(2,150,636	)(e)	—	—	281	(f)	434	—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,296,905	(b)	—		(2,845,921	)(g)	3,450,984	3,450,984	19,408		—	—
BlackRock Tactical Opportunities Fund — Class K	157,464	(b)	190,155	(c)	(40,546)		307,073	4,252,956	—		(42,476)	78,722
Core Alpha Bond Master Portfolio	$9,219,168	(b)	$—		$(3,520,420	)(g)	$5,698,748	5,698,748	146,212		365,636	1,344,954
Diversified Equity Master Portfolio	$29,282,918	(b)	$5,804,493	(g)	$—		$35,087,411	35,087,411	271,138		(1,053,786)	(46,883)
International Tilts Master Portfolio	$9,205,092	(b)	$1,004,397	(g)	$—		$10,209,489	10,209,489	115,386		(867,386)	(1,506,892)
iShares Core MSCI EAFE ETF(d)	—		41,681	(h)	(41,681)		—	—	29,173		(185,320)	—
iShares Core U.S. Aggregate Bond ETF	—		41,417		—		41,417	4,895,904	—		—	315
iShares Developed Real Estate Index Fund—Class K	226,151	(b)	132,273	(c)	—		358,424	3,093,196	24,284		—	(639,941)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		4,478		—		4,478	602,291	—		—	(36)
iShares MSCI EAFE Small-Cap ETF	33,451	(b)	29,858	(c)	—		63,309	3,394,628	27,599		—	(291,946)
iShares TIPS Bond ETF	28,542	(b)	10,670	(c)	(6,770	)(i)	32,442	3,990,366	18,359		19,512	189,731
Master Total Return Portfolio	$1,698,948	(b)	$2,364,442	(g)	$—		$4,063,390	4,063,390	40,181		65,501	(226,051)

								$85,874,664	$692,021		$(1,764,842)	$(1,732,457)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value held by the LifePath Dynamic Master Portfolio as of December 31, 2019.
(c)	Represents shares purchased by the Fund and the LifePath Dynamic Master Portfolio.
(d)	As of period end, the entity is no longer held by the Fund.
(e)	Represents net shares/investment value purchased (sold) by the LifePath Dynamic Master Portfolio.
(f)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Dynamic Master Portfolio.
(h)	Represents shares purchased by the LifePath Dynamic Master Portfolio.
(i)	Represents shares sold by the Fund and the LifePath Dynamic Master Portfolio.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2035 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	14	07/17/20	$1,134	$17,487
Euro BTP	8	09/08/20	1,293	21,036
S&P/TSE 60 Index	12	09/17/20	1,641	49,754
Euro Stoxx 50 Index	8	09/18/20	290	11,724
FTSE/MIB Index	11	09/18/20	1,192	39,264
MSCI EAFE Index	34	09/18/20	3,023	27,832
Russell 2000 E-Mini Index	27	09/18/20	1,941	113,191
10-Year U.S. Treasury Note	5	09/21/20	696	1,555
U.S. Ultra Treasury Bond	6	09/21/20	1,309	(8,454)

				$273,389

Short Contracts
Topix Index	2	09/10/20	289	(2,832)
FTSE 100 Index	3	09/18/20	229	(5,621)
S&P 500 E-Mini Index	4	09/18/20	618	(20,146)

				(28,599)

				$244,790

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,241,394	USD	860,368	Morgan Stanley & Co. International PLC	09/16/20	$(3,460)
CAD	1,137,643	USD	844,668	Morgan Stanley & Co. International PLC	09/16/20	(6,558)
EUR	3,236,876	USD	3,687,783	Bank of America N.A.	09/16/20	(45,071)
JPY	88,955,778	USD	832,685	Morgan Stanley & Co. International PLC	09/16/20	(7,998)

						$(63,087)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$259,252	$—	$22,591	$—	$281,843

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$28,599	$—	$8,454	$—	$37,053
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	63,087	—	—	63,087

	$—	$—	$28,599	$63,087	$8,454	$—	$100,140

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2035 Fund

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts		Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(845,635	)(a)	$—		$(508,693	)(b)	$—	$(1,354,328)
Forward foreign currency exchange contracts	—	—	—		(6,214)				—	(6,214)

	$—	$—	$(845,635)		$(6,214)		$(508,693)		$—	$(1,360,542)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$102,500	(a)	$—		$(20,389	)(b)	$—	$82,111
Forward foreign currency exchange contracts	—	—	—		(130,488	)(c)			—	(130,488)

	$—	$—	$102,500		$(130,488)		$(20,389)		$—	$(48,377)

(a)	Includes $(116,665) and $(1,192,622) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $(278,174) and $(100,009) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(c)	Includes $(34,486) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$10,506,889
Average notional value of contracts — short	$567,620
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,151,016
Average amounts sold — in USD	$6,158,970

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$36,064	$33,926
Forward foreign currency exchange contracts	—	63,087

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$36,064	$97,013
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(36,064)	(33,926)

Total derivative assets and liabilities subject to an MNA	$—	$63,087

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Bank of America N.A.	$45,071	$—	$—	$—	$45,071
Morgan Stanley & Co. International PLC	18,016	—	—	—	18,016

	$63,087	$—	$—	$—	$63,087

(a)	Net amount represents the net amount payable from the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2035 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$27,364,642	$—	$—	$27,364,642
Short-Term Securities	3,450,984	—	—	3,450,984

Subtotal	$30,815,626	$—	$—	$30,815,626

Investments Valued at NAV(a)				55,059,038

Total Investments				$85,874,664

Derivative Financial Instruments(b)
Assets:
Equity contracts	$259,252	$—	$—	$259,252
Interest rate contracts	22,591	—	—	22,591
Liabilities:
Equity contracts	(28,599)	—	—	(28,599)
Foreign currency exchange contracts	—	(63,087)	—	(63,087)
Interest rate contracts	(8,454)	—	—	(8,454)

	$244,790	$(63,087)	$—	$181,703

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Dynamic 2045 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 100.6%

Equity Funds — 91.9%
BlackRock Advantage Emerging Markets Fund — Class K	659,990	$6,421,706
BlackRock Tactical Opportunities Fund — Class K	216,358	2,996,553
Diversified Equity Master Portfolio	$30,466,854	30,466,854
International Tilts Master Portfolio	$9,288,142	9,288,142
iShares Developed Real Estate Index Fund — Class K	312,683	2,698,453
iShares MSCI EAFE Small-Cap ETF	51,487	2,760,733

		54,632,441

Fixed Income Funds — 5.3%
Core Alpha Bond Master Portfolio	$824,745	824,745
iShares Core U.S. Aggregate Bond ETF	5,969	705,596
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,488	200,136
iShares TIPS Bond ETF	7,041	866,043
Master Total Return Portfolio	$588,621	588,621

		3,185,141

Security	Shares	Value

Short-Term Securities — 3.4%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	2,028,778	$2,028,778

Total Affiliated Investment Companies — 100.6% (Cost — $56,833,341)		59,846,360

Liabilities in Excess of Other Assets — (0.6)%		(384,575)

Net Assets — 100.0%		$59,461,785

(a)	Annualized 7-day yield as of period end.
(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuers	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Advantage Emerging Markets Fund — Class K	453,125	(b)	255,251	(c)	(48,386	)(d)	659,990	$6,421,706	$—		$(136,363)	$(532,690)
BlackRock Cash Funds: Institutional, SL Agency Shares(e)	138,315	(b)	—		(138,315	)(f)	—	—	323	(g)	200	—
BlackRock Cash Funds: Treasury, SL Agency Shares	5,240,686	(b)	—		(3,211,908	)(f)	2,028,778	2,028,778	20,988		—	—
BlackRock Tactical Opportunities Fund — Class K	37,764	(b)	188,237	(c)	(9,643	)(d)	216,358	2,996,553	—		(9,267)	13,931
Core Alpha Bond Master Portfolio	$1,237,147	(b)	$—		$(412,402	)(f)	$824,745	824,745	19,256		48,613	208,742
Diversified Equity Master Portfolio	$25,529,263	(b)	$4,937,591	(f)	$—		$30,466,854	30,466,854	231,418		(903,505)	245,120
International Tilts Master Portfolio	$8,495,927	(b)	$792,215	(f)	$—		$9,288,142	9,288,142	103,926		(783,500)	(1,103,533)
iShares Core MSCI EAFE ETF	—		39,861	(i)	(39,861)		—	—	26,475		(190,999)	—
iShares Core U.S. Aggregate Bond ETF	—		5,969		—		5,969	705,596	—		—	45
iShares Developed Real Estate Index Fund — Class K	199,993	(b)	120,904	(c)	(8,214)		312,683	2,698,453	20,834		(27,360)	(551,017)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		1,488		—		1,488	200,136	—		—	(12)
iShares MSCI EAFE Small-Cap ETF	29,904	(b)	21,583	(c)	—		51,487	2,760,733	23,584		—	(312,034)
iShares TIPS Bond ETF	6,170	(b)	2,302	(c)	(1,431)		7,041	866,043	3,850		743	40,807
Master Total Return Portfolio	$19,004	(b)	$569,617	(f)	$—		$588,621	588,621	4,758		7,825	(75,207)

								$59,846,360	$455,412		$(1,993,613)	$(2,065,848)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value held by the LifePath Dynamic Master Portfolio as of December 31, 2019.
(c)	Represents shares purchased by the Fund and the LifePath Dynamic Master Portfolio.
(d)	Represents shares sold by the Fund and the LifePath Dynamic Master Portfolio.
(e)	As of period end, the entity is no longer held by the Fund.
(f)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Dynamic Master Portfolio.
(g)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(h)	Represents shares purchased by the LifePath Dynamic Master Portfolio.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2045 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	10	07/17/20	$810	$11,677
Euro BTP	6	09/08/20	970	15,791
S&P/TSE 60 Index	11	09/17/20	1,505	45,607
Euro Stoxx 50 Index	5	09/18/20	181	8,085
FTSE/MIB Index	7	09/18/20	758	29,409
MSCI EAFE Index	36	09/18/20	3,201	29,599
Russell 2000 E-Mini Index	14	09/18/20	1,006	58,691
U.S. Ultra Treasury Bond	4	09/21/20	873	(5,636)

				$193,223

Short Contracts
Topix Index	2	09/10/20	289	(4,314)
FTSE 100 Index	3	09/18/20	229	(5,243)
S&P 500 E-Mini Index	3	09/18/20	464	(15,109)

				(24,666)

				$168,557

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	858,240	USD	594,817	Morgan Stanley & Co. International PLC	09/16/20	$(2,392)
CAD	786,512	USD	583,963	Morgan Stanley & Co. International PLC	09/16/20	(4,534)
EUR	39,071	USD	44,514	Bank of America N.A.	09/16/20	(544)
EUR	2,198,749	USD	2,505,041	Bank of America N.A.	09/16/20	(30,616)
JPY	61,499,755	USD	575,679	Morgan Stanley & Co. International PLC	09/16/20	(5,529)

						$(43,615)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$183,068	$—	$15,791	$—	$198,859

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$24,666	$—	$5,636	$—	$30,302
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	43,615	—	—	43,615

	$—	$—	$24,666	$43,615	$5,636	$—	$73,917

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2045 Fund

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts		Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(715,268	)(a)	$—		$(192,053	)(b)	$—	$(907,321)
Forward foreign currency exchange contracts	—	—	—		(25,343)				—	(25,343)

	$—	$—	$(715,268)		$(25,343)		$(192,053)		$—	$(932,664)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$57,492	(a)	$—		$(21,508	)(b)	$—	$35,984
Forward foreign currency exchange contracts	—	—	—		(96,776	)(c)			—	(96,776)

	$—	$—	$57,492		$(96,776)		$(21,508)		$—	$(60,792)

(a)	Includes $(153,565) and $(645,351) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $(122,289) and $(92,535) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(c)	Includes $(34,904) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,820,829
Average notional value of contracts — short	$1,004,305
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$837,843
Average amounts sold — in USD	$4,476,866

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$24,639	$23,864
Forward foreign currency exchange contracts	—	43,615

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$24,639	$67,479
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(24,639)	(23,864)

Total derivative assets and liabilities subject to an MNA	$—	$43,615

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Bank of America N.A.	$31,160	$—	$—	$—	$31,160
Morgan Stanley & Co. International PLC	12,455	—	—	—	12,455

	$43,615	$—	$—	$—	$43,615

(a)	Net amount represents the net amount payable from the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2045 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$16,649,219	$—	$—	$16,649,219
Short-Term Securities	2,028,778	$—	$—	2,028,778

Subtotal	$18,677,997	$—	$—	$18,677,997

Investments Valued at NAV(a)				41,168,363

Total Investments				$59,846,360

Derivative Financial Instruments(b)
Assets:
Equity contracts	$183,068	$—	$—	$183,068
Interest rate contracts	15,791	—	—	15,791
Liabilities:
Equity contracts	(24,666)	—	—	(24,666)
Foreign currency exchange contracts	—	(43,615)	—	(43,615)
Interest rate contracts	(5,636)	—	—	(5,636)

	$168,557	$(43,615)	$—	$124,942

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Dynamic 2055 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(b) — 97.7%

Equity Funds — 95.0%
BlackRock Advantage Emerging Markets Fund — Class K	420,398	$4,090,470
BlackRock Tactical Opportunities Fund — Class K	131,089	1,815,580
Diversified Equity Master Portfolio	$19,369,987	19,369,987
International Tilts Master Portfolio	$5,935,541	5,935,541
iShares Developed Real Estate Index Fund — Class K	200,462	1,729,987
iShares MSCI EAFE Small-Cap ETF	31,126	1,668,976

		34,610,541

Fixed Income Funds — 1.3%
Core Alpha Bond Master Portfolio	$184,315	184,315
iShares Core U.S. Aggregate Bond ETF	773	91,376
iShares iBoxx $ Investment Grade Corporate Bond ETF	546	73,437
iShares TIPS Bond ETF	487	59,901
Master Total Return Portfolio	$76,463	76,463

		485,492

Security	Shares	Value

Short-Term Securities — 1.4%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	509,959	$509,959

Total Affiliated Investment Companies — 97.7% (Cost — $33,647,677)		35,605,992

Other Assets Less Liabilities — 2.3%		820,897

Net Assets — 100.0%		$36,426,889

(a)	Annualized 7-day yield as of period end.
(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Advantage Emerging Markets Fund — Class K	260,340	(b)	206,646	(c)	(46,588)		420,398	$4,090,470	$—		$(139,334)	$(215,332)
BlackRock Cash Funds: Institutional, SL Agency Shares(d)	6,266	(b)	—		(6,266	)(e)	—	—	126	(f)	99	—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,710,144	(b)	—		(2,200,185	)(g)	509,959	509,959	29,502		—	—
BlackRock Tactical Opportunities Fund — Class K	—		131,089		—		131,089	1,815,580	—		—	(2,531)
Core Alpha Bond Master Portfolio	$241,841	(b)	$—		$(57,526	)(g)	184,315	184,315	2,808		6,739	35,826
Diversified Equity Master Portfolio	$14,405,876	(b)	$4,964,111	(g)	$—		19,369,987	19,369,987	140,767		(573,929)	315,861
International Tilts Master Portfolio	$4,957,218	(b)	$978,323	(g)	$—		5,935,541	5,935,541	63,502		(480,058)	(445,629)
iShares Core MSCI EAFE ETF(d)	—		31,268	(c)	(31,268)		—	—	16,664		(30,024)	—
iShares Core U.S. Aggregate Bond ETF	—		773		—		773	91,376	—		—	6
iShares Developed Real Estate Index Fund — Class K	114,152	(b)	89,727	(c)	(3,417)		200,462	1,729,987	12,801		(11,377)	(320,207)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		546		—		546	73,437	—		—	(5)
iShares MSCI EAFE Small-Cap ETF	16,909	(b)	14,217	(c)	—		31,126	1,668,976	14,587		—	(165,460)
iShares TIPS Bond ETF	331	(b)	162	(c)	(6)		487	59,901	281		26	2,995
Master Total Return Portfolio	$10	(b)	$76,453	(h)	$—		76,463	76,463	490		1,031	(7,481)

								$35,605,992	$281,528		$(1,226,827)	$(801,957)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value held by the LifePath Dynamic Master Portfolio as of December 31, 2019.
(c)	Represents shares purchased by the Fund and the LifePath Dynamic Master Portfolio.
(d)	As of period end, the entity is no longer held by the Fund.
(e)	Represents net shares/investment value purchased (sold) by the LifePath Dynamic Master Portfolio.
(f)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Dynamic Master Portfolio.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2055 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
IBEX 35 Index	4	07/17/20	$325	$2,700
Euro BTP	3	09/08/20	485	7,907
S&P/TSE 60 Index	7	09/17/20	957	29,023
FTSE/MIB Index	3	09/18/20	325	8,994
MSCI EAFE Index	23	09/18/20	2,045	18,909
Russell 2000 E-Mini Index	8	09/18/20	575	33,538
U.S. Ultra Treasury Bond	3	09/21/20	654	(4,227)

				96,844

Short Contracts
Topix Index	2	09/10/20	289	(4,175)
FTSE 100 Index	3	09/18/20	229	(5,444)
S&P 500 E-Mini Index	2	09/18/20	309	(10,073)

				(19,692)

				$77,152

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	520,647	USD	360,843	Morgan Stanley & Co. International PLC	09/16/20	$(1,451)
CAD	477,134	USD	354,258	Morgan Stanley & Co. International PLC	09/16/20	(2,751)
EUR	30,135	USD	34,333	Bank of America N.A.	09/16/20	(420)
EUR	1,327,428	USD	1,512,343	Bank of America N.A.	09/16/20	(18,483)
JPY	37,316,292	USD	349,305	Morgan Stanley & Co. International PLC	09/16/20	(3,355)

						$(26,460)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instrument
Futures contracts
Net unrealized appreciation(a)	$—	$—	$93,164	$—	$7,907	$—	$101,071

Liabilities — Derivative Financial Instrument
Futures contracts
Net unrealized depreciation on futures contracts(a)	$—	$—	$19,692	$—	$4,227	$—	$23,919
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	26,460	—	—	26,460

	$—	$—	$19,692	$26,460	$4,227	$—	$50,379

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2055 Fund

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(372,347	)(a)	$—		$14,974	$—	$(357,373)
Forward foreign currency exchange contracts	—	—	—		(1,538)		—	—	(1,538)

	$—	$—	$(372,347)		$(1,538)		$14,974	$—	$(358,911)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$22,458	(a)	$—		$3,680	$—	$26,138
Forward foreign currency exchange contracts	—	—			(58,409	)(b)	—	—	(58,409)

	$—	$—	$22,458		$(58,409)		$3,680	$—	$(32,271)

(a)	Includes $(60,194) and $(266,311) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $(13,137) in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,098,648
Average notional value of contracts — sold	$862,807
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$421,916
Average amounts sold — in USD	$2,593,978

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$15,227	$13,181
Forward foreign currency exchange contracts	—	26,460

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$15,227	$39,641
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(15,227)	(13,181)

Total derivative assets and liabilities subject to an MNA	$—	$26,460

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)
Bank of America N.A.	$18,903	$—	$—	$—	$18,903
Morgan Stanley & Co. International PLC	7,557	—	—	—	7,557

	$26,460	$—	$—	$—	$26,460

(a)	Net amount represents the net amount payable from the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2055 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$9,529,727	$—	$—	$9,529,727
Short-Term Securities	509,959	—	—	509,959

Subtotal	$10,039,686	$—	$—	$10,039,686

Investments Valued at NAV(a)				25,566,306

Total Investments				$35,605,992

Derivative Financial Instruments(b)
Assets:
Equity contracts	$93,164	$—	$—	$93,164
Interest rate contracts	7,907	—	—	7,907
Liabilities:
Equity contracts	(19,692)	—	—	(19,692)
Foreign currency exchange contracts	—	(26,460)	—	(26,460)
Interest rate contracts	(4,227)	—	—	(4,227)

	$77,152	$(26,460)	$—	$50,692

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Dynamic 2065 Fund (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value

Affiliated Investment Companies(d) — 104.2%

Equity Funds — 100.3%
BlackRock Advantage Emerging Markets Fund — Class K	45,957	$447,163
BlackRock Tactical Opportunities Fund — Class K	13,958	193,320
Diversified Equity Master Portfolio	$2,060,996	2,060,996
International Tilts Master Portfolio	$632,444	632,444
iShares Developed Real Estate Index Fund — Class K	21,693	187,208
iShares MSCI Canada ETF	4,073	105,409
iShares MSCI EAFE Small-Cap ETF	4,184	224,346
iShares Russell 2000 ETF(a)	437	62,570

		3,913,456

Fixed Income Funds — 1.3%
Core Alpha Bond Master Portfolio	$19,600	19,600
iShares Core U.S. Aggregate Bond ETF	99	11,703
iShares iBoxx $ Investment Grade Corporate Bond ETF	61	8,204
Master Total Return Portfolio	$9,696	9,696

		49,203

Security	Shares	Value

Short-Term Securities — 2.6%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.55%(b)(c)	60,400	$60,478
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(b)	42,387	42,387

		102,865

Total Affiliated Investment Companies — 104.2% (Cost — $4,161,355)		4,065,524

Liabilities in Excess of Other Assets — (4.2)%		(164,104)

Net Assets — 100.0%		$3,901,420

(a)	All or a portion of this security is on loan.
(b)	Annualized 7-day yield as of period end.
(c)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(d)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Advantage Emerging Markets Fund — Class K	39,679	(b)	12,104	(c)	(5,826)		45,957	$447,163	$—		$(11,379)	$(33,235)
BlackRock Cash Funds: Institutional, SL Agency Shares	231,843	(b)	—		(171,443	)(d)	60,400	60,478	131	(e)	19	—
BlackRock Cash Funds: Treasury, SL Agency Shares	153,506	(b)	—		(111,119	)(d)	42,387	42,387	533		—	—
BlackRock Tactical Opportunities Fund — Class K	—		13,958		—		13,958	193,320	—		—	(275)
Core Alpha Bond Master Portfolio	$35,338	(b)	$—		$(15,738	)(d)	$19,600	19,600	419		1,262	2,119
Diversified Equity Master Portfolio	$2,195,914	(b)	$—		$(134,918	)(d)	$2,060,996	2,060,996	16,182		(61,790)	(49,727)
International Tilts Master Portfolio	$782,737	(b)	$—		$(150,293	)(d)	$632,444	632,444	7,629		(57,664)	(115,579)
iShares Core MSCI EAFE ETF(f)	—		4,703	(g)	(4,703	)(h)	—	—	2,188		(20,801)	—
iShares Core U.S. Aggregate Bond ETF	—		99		—		99	11,703	—		—	1
iShares Developed Real Estate Index Fund — Class K	18,113	(b)	4,099	(h)	(519)		21,693	187,208	1,346		(1,796)	(40,172)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—		61		—		61	8,204	—		—	(1)
iShares MSCI Canada ETF	3,688	(b)	385		—		4,073	105,409	1,029		—	(14,570)
iShares MSCI EAFE Small-Cap ETF	2,687	(b)	1,497		—		4,184	224,346	1,722		—	(18,370)
iShares Russell 2000 ETF	512	(b)	17		(92)		437	62,570	411		(1,604)	(10,305)
iShares TIPS Bond ETF(f)	35	(b)	—		(35)		—	—	8		180	(30)
Master Total Return Portfolio	$152	(b)	$9,544	(f)	$—		$9,696	9,696	38		62	187

								$4,065,524	$31,636		$(153,511)	$(279,957)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/investment value held by the LifePath Dynamic Master Portfolio as of December 31, 2019.
(c)	Represents shares purchased by the Fund and the LifePath Dynamic Master Portfolio.
(d)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Dynamic Master Portfolio.
(e)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	As of period end, the entity is no longer held by the Fund.
(g)	Represents shares purchased by the Fund and the LifePath Dynamic Master Portfolio.
(h)	Represents shares sold by the Fund and the LifePath Dynamic Master Portfolio.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2065 Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	3	09/18/20	$267	$2,470

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	50,374	EUR	44,213	Morgan Stanley & Co. International PLC	09/16/20	$633

AUD	56,870	USD	39,419	Morgan Stanley & Co. International PLC	09/16/20	(254)
CAD	52,117	USD	38,695	Morgan Stanley & Co. International PLC	09/16/20	(424)
EUR	192,500	USD	219,310	Bank of America N.A.	09/16/20	(2,741)
JPY	4,076,057	USD	38,155	Morgan Stanley & Co. International PLC	09/16/20	(336)

						$(3,755)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,470	$—	$—	$—	$2,470
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	633	—	—	633

	$—	$—	$2,470	$633	$—		$3,103

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$—	$—	$—
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	3,755	—	—	3,755

	$—	$—	$—	$3,755	$—	$—	$3,755

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts		Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(5,395	)(a)	$—		$—	$—	$(5,395)
Forward foreign currency exchange contracts	—	—	—		1,738			—	1,738

	$—	$—	$(5,395)		$1,738		$—	$—	$(3,657)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,953	)(a)	$—		$—	$—	$(2,953)
Forward foreign currency exchange contracts	—	—	—		(5,528	)(b)	—	—	(5,528)

	$—	$—	$(2,953)		$(5,528)		$—	$—	$(8,481)

(a)	Includes $(8,224) and $(2,925) in realized gain/loss and unrealized appreciation (depreciation), respectively, allocated from LifePath Dynamic Master Portfolio through March 6, 2020.
(b)	Includes $794 in unrealized appreciation (depreciation) allocated from LifePath Dynamic Master Portfolio through March 6, 2020.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2065 Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$232,418
Average notional value of contracts — short	$64,243
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$79,304
Average amounts sold — in USD	$277,742

For more information about the Fund investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$2,783	$—
Forward foreign currency exchange contracts	633	3,755

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,416	$3,755
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,783)	—

Total derivative assets and liabilities subject to an MNA	$633	$3,755

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC	$633	$(633)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$2,741	$—	$—	$—	$2,741
Morgan Stanley & Co. International PLC	1,014	(633)	—	—	381

	$ 3,755	$ (633)	$ —	$ —	$ 3,122

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Dynamic 2065 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$1,239,923	$—	$—	$1,239,923
Short-Term Securities	102,865	—	—	102,865

Subtotal	$1,342,788	$—	$—	$1,342,788

Investments Valued at NAV(a)				2,722,736

Total Investments				$4,065,524

Derivative Financial Instruments(b)
Assets:
Equity contracts	$2,470	$—	$—	$2,470
Foreign currency exchange contracts	—	633	—	633
Liabilities:
Foreign currency exchange contracts	—	(3,755)	—	(3,755)

	$2,470	$(3,122)	$—	$(652)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

June 30, 2020

	BlackRock LifePath Dynamic 2025 Fund	BlackRock LifePath Dynamic 2035 Fund	BlackRock LifePath Dynamic 2045 Fund	BlackRock LifePath Dynamic 2055 Fund	BlackRock LifePath Dynamic 2065 Fund

ASSETS
Investments at value — affiliated(a)(b)	$85,358,516	$85,874,664	$59,846,360	$35,605,992	$4,065,524
Cash	5,000	—	—	—	—
Cash pledged for futures contracts	1,233,000	1,327,000	1,027,000	615,000	30,000
Foreign currency at value(c)	1,876,718	2,523,083	1,775,252	1,649,741	—
Receivables:
Investments sold	13,167,024	5,763,992	694,807	103,417	22,291
Securities lending income — affiliated	—	—	22	25	127
Capital shares sold	77,246	91,559	83,010	68,952	—
Dividends — affiliated	659	345	273	169	11
Receivable from advisor	5,928	5,895	5,870	5,841	—
From the Manager	49,006	52,092	37,095	22,308	2,580
Variation margin on futures contracts	40,082	36,064	24,639	15,227	2,783
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—	633
Prepaid expenses	—	—	—	—	3,224

Total assets	101,813,179	95,674,694	63,494,328	38,086,672	4,127,173

LIABILITIES
Cash collateral on securities loaned at value	—	—	—	—	60,480
Payables:
Investments purchased	15,224,073	8,923,068	2,713,713	1,037,723	131,209
Administration fees	102,748	102,425	69,852	44,556	3,165
Capital gains distributions	30,445	43,546	43,421	22,253	—
Capital shares redeemed	855,851	794,797	1,114,761	497,129	—
Income dividend distributions	13,111	13,376	8,453	5,023	12,563
Trustees’ and Officer’s fees	1,523	1,519	1,430	1,358	2,923
Professional fees	7,809	7,770	7,709	7,680	11,122
Service and distribution fees	8,241	8,927	5,725	4,420	536
Variation margin on futures contracts	39,412	33,926	23,864	13,181	—
Unrealized depreciation on forward foreign currency exchange contracts	64,678	63,087	43,615	26,460	3,755

Total liabilities	16,347,891	9,992,441	4,032,543	1,659,783	225,753

NET ASSETS	$85,465,288	$85,682,253	$59,461,785	$36,426,889	$3,901,420

NET ASSETS CONSIST OF
Paid-in capital	$82,946,655	$84,726,778	$59,586,927	$36,159,847	$4,080,785
Accumulated earnings (loss)	2,518,633	955,475	(125,142)	267,042	(179,365)

NET ASSETS	$85,465,288	$85,682,253	$59,461,785	$36,426,889	$3,901,420

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2020

	BlackRock LifePath Dynamic 2025 Fund	BlackRock LifePath Dynamic 2035 Fund	BlackRock LifePath Dynamic 2045 Fund	BlackRock LifePath Dynamic 2055 Fund	BlackRock LifePath Dynamic 2065 Fund

NET ASSET VALUE

Institutional
Net assets	$10,057,055	$8,064,629	$5,437,328	$4,145,077	$382,191

Shares outstanding(d)	774,412	600,768	390,017	284,777	40,000

Net asset value	$12.99	$13.42	$13.94	$14.56	$9.55

Investor A
Net assets	$19,588,283	$24,576,006	$15,587,214	$12,692,737	$407,210

Shares outstanding(d)	1,522,759	1,839,367	1,120,594	876,439	42,620

Net asset value	$12.86	$13.36	$13.91	$14.48	$9.55

Investor C
Net assets	$2,694,105	$2,914,722	$1,376,964	$1,129,387	$382,239

Shares outstanding(d)	210,820	220,694	100,598	79,226	40,000

Net asset value	$12.78	$13.21	$13.69	$14.26	$9.56

Class K
Net assets	$49,770,797	$47,265,999	$34,970,584	$16,856,564	$2,347,572

Shares outstanding(d)	3,871,941	3,473,293	2,480,792	1,142,325	245,697

Net asset value	$12.85	$13.61	$14.10	$14.76	$9.55

Class R
Net assets	$3,355,048	$2,860,897	$2,089,695	$1,603,124	$382,208

Shares outstanding(d)	261,238	214,304	150,674	110,974	40,000

Net asset value	$12.84	$13.35	$13.87	$14.45	$9.56

(a) Investments at cost — affiliated	$81,076,126	$81,542,201	$56,833,341	$33,647,677	$4,161,355
(b) Securities loaned at value	$—	$—	$—	$—	$60,136
(c) Foreign currency at cost	$1,848,300	$2,479,205	$1,733,576	$1,626,165	$—
(d) Unlimited number of shares authorized, no par value.
See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended June 30, 2020

	BlackRock LifePath Dynamic 2025 Fund	BlackRock LifePath Dynamic 2035 Fund	BlackRock LifePath Dynamic 2045 Fund	BlackRock LifePath Dynamic 2055 Fund	BlackRock LifePath Dynamic 2065 Fund

INVESTMENT INCOME
Dividends — affiliated	$61,481	$72,925	$54,874	$33,020	$6,739
Interest — unaffiliated	250	364	284	131	—
Net investment income allocated from the applicable affiliated Underlying Master Portfolio:
Dividends — affiliated	220,717	309,544	267,393	166,300	17,205
Interest — affiliated	311,252	147,887	27,887	8,613	1,003
Securities lending income — affiliated — net	—	—	—	—	48
Expenses	(43,675)	(45,110)	(33,322)	(20,940)	(2,215)
Fees waived	9,024	11,195	9,061	6,334	576
Net investment income allocated from the applicable affiliated LifePath Dynamic Master Portfolio:
Dividends — affiliated	115,448	141,301	123,180	87,369	8,130
Interest — affiliated	148,214	75,974	21,828	9,232	1,216
Interest — unaffiliated	1,240	1,571	1,260	605	13
Securities lending — affiliated — net	389	281	323	126	83
Expenses	(98,554)	(97,723)	(72,324)	(41,621)	(11,793)
Fees waived	68,098	68,783	52,017	31,357	10,287

Total investment income	793,884	686,992	452,461	280,526	31,292

FUND EXPENSES
Investment Advisory fee	90,045	86,589	59,967	35,887	3,946
Administration — class specific	76,651	79,244	53,826	35,336	3,365
Service and distribution — class specific	51,673	54,620	35,055	25,516	3,267
Professional	6,229	6,196	6,192	6,193	6,015
Trustees and Officer	3,518	3,518	3,464	3,410	3,315
Miscellaneous	400	171	171	57	155

Total expenses	228,516	230,338	158,675	106,399	20,063
Less fees waived and/or reimbursed by the Administrator/Manager	(71,239)	(74,672)	(55,832)	(37,056)	(12,551)

Total expenses after fees waived and/or reimbursed	157,277	155,666	102,843	69,343	7,512

Net investment income	636,607	531,326	349,618	211,183	23,780

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(725,273)	(959,489)	(631,467)	(297,179)	2,829
Forward foreign currency exchange contracts	19,421	(6,214)	(25,343)	(1,538)	1,738
Foreign currency transactions	5,007	5,333	2,848	25,492	(8)
Investments — affiliated	(247,731)	(286,419)	(363,249)	(180,710)	(35,405)
Investments — unaffiliated	51	164	162	61	—
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	(1,036,369)	(2,135,062)	(2,094,686)	(1,293,782)	(152,082)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Dynamic Master Portfolio	338,490	263,820	191,716	186,694	25,753

	(1,646,404)	(3,117,867)	(2,920,019)	(1,560,962)	(157,175)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	1,328,529	1,374,742	773,870	292,449	(28)
Forward foreign currency exchange contracts	(105,228)	(96,002)	(61,872)	(45,272)	(6,322)
Foreign currency translations	13,788	29,951	31,723	(2,801)	—
Investments — affiliated	32,797	(15,410)	(89,586)	33,363	(81,041)
Investments — unaffiliated	—	—	—	—	—
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	1,947,765	3,797,560	3,467,563	2,326,024	294,313
Net change in unrealized appreciation (depreciation) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Dynamic Master Portfolio	(3,994,296)	(6,832,900)	(6,209,437)	(3,471,681)	(415,940)

	(776,645)	(1,742,059)	(2,087,739)	(867,918)	(209,018)

Net realized and unrealized loss	(2,423,049)	(4,859,926)	(5,007,758)	(2,428,880)	(366,193)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,786,442)	$(4,328,600)	$(4,658,140)	$(2,217,697)	$(342,413)

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets

	BlackRock LifePath Dynamic 2025 Fund		BlackRock LifePath Dynamic 2035 Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$636,607	$1,250,569	$531,326	$1,077,372
Net realized gain (loss)	(1,646,404)	3,266,564	(3,117,867)	3,684,815
Net change in unrealized appreciation (depreciation)	(776,645)	5,432,682	(1,742,059)	6,518,973

Net increase (decrease) in net assets resulting from operations	(1,786,442)	9,949,815	(4,328,600)	11,281,160

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(132,512)	(137,717)	(121,231)	(193,339)
Investor A	(243,472)	(1,256,631)	(336,531)	(1,468,527)
Investor C	(25,764)	(135,798)	(29,655)	(131,352)
Class K	(729,469)	(1,545,875)	(718,599)	(1,218,744)
Class R	(42,485)	(264,445)	(38,549)	(257,255)

Decrease in net assets resulting from distributions to shareholders	(1,173,702)	(3,340,466)	(1,244,565)	(3,269,217)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	19,296,785	18,562,231	22,162,392	18,501,665

NET ASSETS
Total increase in net assets	16,336,641	25,171,580	16,589,227	26,513,608
Beginning of period	69,128,647	43,957,067	69,093,026	42,579,418

End of period	$85,465,288	$69,128,647	$85,682,253	$69,093,026

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Dynamic 2045 Fund		BlackRock LifePath Dynamic 2055 Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$349,618	$749,396	$211,183	$426,132
Net realized gain (loss)	(2,920,019)	2,917,559	(1,560,962)	1,582,032
Net change in unrealized appreciation (depreciation)	(2,087,739)	5,336,792	(867,918)	2,993,610

Net increase (decrease) in net assets resulting from operations	(4,658,140)	9,003,747	(2,217,697)	5,001,774

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(87,953)	(225,986)	(60,496)	(155,902)
Investor A	(237,239)	(933,152)	(178,236)	(622,770)
Investor C	(16,674)	(71,164)	(13,208)	(46,497)
Class K	(585,314)	(902,351)	(257,676)	(298,269)
Class R	(40,685)	(190,658)	(22,054)	(92,006)

Decrease in net assets resulting from distributions to shareholders	(967,865)	(2,323,311)	(531,670)	(1,215,444)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	14,848,231	13,648,807	11,826,599	6,591,286

NET ASSETS
Total increase in net assets	9,222,226	20,329,243	9,077,232	10,377,616
Beginning of period	50,239,559	29,910,316	27,349,657	16,972,041

End of period	$59,461,785	$50,239,559	$36,426,889	$27,349,657

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Dynamic 2065 Fund
	Six Months Ended 06/30/20 (unaudited)	Period from 10/30/19 (a) to 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$23,780	$29,092
Net realized loss	(157,175)	(5,094)
Net change in unrealized appreciation (depreciation)	(209,018)	191,955

Net increase (decrease) in net assets resulting from operations	(342,413)	215,953

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(2,704)	(2,636)
Investor A	(2,361)	(2,462)
Investor C	(877)	(1,906)
Class K	(19,086)	(16,652)
Class R	(1,898)	(2,323)

Decrease in net assets resulting from distributions to shareholders	(26,926)	(25,979)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	80,785	4,000,000

NET ASSETS
Total increase (decrease) in net assets	(288,554)	4,189,974
Beginning of period	4,189,974	—

End of period	$3,901,420	$4,189,974

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2025 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$13.42		$11.81	$13.52	$12.66	$12.05		$12.80

Net investment income(a)	0.09		0.30	0.25	0.22	0.21		0.19
Net realized and unrealized gain (loss)	(0.34)		1.99	(0.87)	1.71	0.61		(0.44)

Net increase (decrease) from investment operations	(0.25)		2.29	(0.62)	1.93	0.82		(0.25)

Distributions(b)
From net investment income	(0.09)		(0.27)	(0.24)	(0.21)	(0.21)		(0.21)
From net realized gain	(0.09)		(0.41)	(0.85)	(0.86)	(0.00	)(c)	(0.28)
From return of capital	—		—	—	—	—		(0.01)

Total distributions	(0.18)		(0.68)	(1.09)	(1.07)	(0.21)		(0.50)

Net asset value, end of period	$12.99		$13.42	$11.81	$13.52	$12.66		$12.05

Total Return(d)
Based on net asset value	(1.82	)%(e)	19.46%	(4.66)%	15.45%	6.88%		(1.92)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.74	%(h)	0.57%	0.57%	0.56%	0.58%		0.74%

Total expenses after fees waived and/or reimbursed	0.55	%(h)	0.55%	0.55%	0.54%	0.57%		0.71%

Net investment income	1.59	%(h)	2.32%	1.87%	1.66%	1.74%		1.51%

Supplemental Data
Net assets, end of period (000)	$10,057		$2,908	$1,519	$19,134	$26,146		$27,821

Portfolio turnover rate(i)	34%		35%	38%	32%	54%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.19%	0.43%	0.41%	0.41%	0.40%	0.40%
Investments in underlying funds	0.09%	0.10%	0.10%	0.14%	0.11%	0.13%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2025 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$13.29		$11.70	$13.50	$12.64	$12.04		$12.78

Net investment income(a)	0.07		0.26	0.26	0.20	0.18		0.16
Net realized and unrealized gain (loss)	(0.34)		1.98	(0.91)	1.70	0.60		(0.43)

Net increase (decrease) from investment operations	(0.27)		2.24	(0.65)	1.90	0.78		(0.27)

Distributions(b)
From net investment income	(0.07)		(0.24)	(0.30)	(0.18)	(0.18)		(0.18)
From net realized gain	(0.09)		(0.41)	(0.85)	(0.86)	(0.00	)(c)	(0.28)
From return of capital	—		—	—	—	—		(0.01)

Total distributions	(0.16)		(0.65)	(1.15)	(1.04)	(0.18)		(0.47)

Net asset value, end of period	$12.86		$13.29	$11.70	$13.50	$12.64		$12.04

Total Return(d)
Based on net asset value	(2.01	)%(e)	19.16%	(4.87)%	15.21%	6.54%		(2.17)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.96	%(h)	0.82%	0.83%	0.81%	0.83%		0.99%

Total expenses after fees waived and/or reimbursed	0.79	%(h)	0.80%	0.81%	0.79%	0.82%		0.96%

Net investment income	1.23	%(h)	1.97%	1.94%	1.45%	1.50%		1.26%

Supplemental Data
Net assets, end of period (000)	$19,588		$23,298	$25,940	$31,393	$28,135		$30,373

Portfolio turnover rate(i)	34%		35%	38%	32%	54%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.19%	0.43%	0.41%	0.41%	0.40%	0.40%
Investments in underlying funds	0.09%	0.10%	0.10%	0.14%	0.11%	0.13%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2025 Fund (continued)

	Investor C
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$13.20		$11.63	$13.44	$12.58	$11.99		$12.72

Net investment income(a)	0.02		0.16	0.16	0.09	0.08		0.06
Net realized and unrealized gain (loss)	(0.33)		1.96	(0.92)	1.70	0.59		(0.42)

Net increase (decrease) from investment operations	(0.31)		2.12	(0.76)	1.79	0.67		(0.36)

Distributions(b)
From net investment income	(0.02)		(0.14)	(0.20)	(0.07)	(0.08)		(0.09)
From net realized gain	(0.09)		(0.41)	(0.85)	(0.86)	(0.00	)(c)	(0.27)
From return of capital	—		—	—	—	—		(0.01)

Total distributions	(0.11)		(0.55)	(1.05)	(0.93)	(0.08)		(0.37)

Net asset value, end of period	$12.78		$13.20	$11.63	$13.44	$12.58		$11.99

Total Return(d)
Based on net asset value	(2.32	)%(e)	18.25%	(5.70)%	14.39%	5.61%		(2.86)%

Ratios to Average Net Assets(f)(g)
Total expenses	1.73	%(h)	1.62%	1.63%	1.61%	1.63%		1.75%

Total expenses after fees waived and/or reimbursed	1.56	%(h)	1.60%	1.61%	1.59%	1.62%		1.72%

Net investment income	0.47	%(h)	1.25%	1.17%	0.66%	0.69%		0.51%

Supplemental Data
Net assets, end of period (000)	$2,694		$3,416	$2,434	$2,583	$2,339		$2,900

Portfolio turnover rate(i)	34%		35%	38%	32%	54%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.19%	0.43%	0.41%	0.41%	0.40%	0.40%
Investments in underlying funds	0.09%	0.10%	0.10%	0.14%	0.11%	0.13%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2025 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$13.28		$11.69	$13.49	$12.63	$12.03		$12.78

Net investment income(a)	0.12		0.34	0.33	0.27	0.25		0.25
Net realized and unrealized gain (loss)	(0.36)		1.96	(0.91)	1.69	0.59		(0.45)

Net increase (decrease) from investment operations	(0.24)		2.30	(0.58)	1.96	0.84		(0.20)

Distributions(b)
From net investment income	(0.10)		(0.30)	(0.37)	(0.24)	(0.24)		(0.26)
From net realized gain	(0.09)		(0.41)	(0.85)	(0.86)	(0.00	)(c)	(0.28)
From return of capital	—		—	—	—	—		(0.01)

Total distributions	(0.19)		(0.71)	(1.22)	(1.10)	(0.24)		(0.55)

Net asset value, end of period	$12.85		$13.28	$11.69	$13.49	$12.63		$12.03

Total Return(d)
Based on net asset value	(1.76	)%(e)	19.72%	(4.43)%	15.75%	7.02%		(1.64)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.48	%(h)	0.37%	0.38%	0.36%	0.38%		0.41%

Total expenses after fees waived and/or reimbursed	0.31	%(h)	0.35%	0.36%	0.34%	0.37%		0.38%

Net investment income	1.73	%(h)	2.62%	2.44%	2.01%	2.02%		2.00%

Supplemental Data
Net assets, end of period (000)	$49,771		$34,027	$9,062	$7,919	$2,902		$1,278

Portfolio turnover rate(i)	34%		35%	38%	32%	54%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.19%	0.43%	0.41%	0.41%	0.40%	0.40%
Investments in underlying funds	0.09%	0.10%	0.10%	0.14%	0.11%	0.13%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2025 Fund (continued)

	Class R
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$13.26		$11.68	$13.49	$12.63	$12.04		$12.79

Net investment income(a)	0.06		0.24	0.24	0.17	0.16		0.13
Net realized and unrealized gain (loss)	(0.33)		1.97	(0.92)	1.71	0.59		(0.43)

Net increase (decrease) from investment operations	(0.27)		2.21	(0.68)	1.88	0.75		(0.30)

Distributions(b)
From net investment income	(0.06)		(0.22)	(0.28)	(0.16)	(0.16)		(0.17)
From net realized gain	(0.09)		(0.41)	(0.85)	(0.86)	(0.00	)(c)	(0.27)
From return of capital	—		—	—	—	—		(0.01)

Total distributions	(0.15)		(0.63)	(1.13)	(1.02)	(0.16)		(0.45)

Net asset value, end of period	$12.84		$13.26	$11.68	$13.49	$12.63		$12.04

Total Return(d)
Based on net asset value	(2.05	)%(e)	18.91%	(5.10)%	15.02%	6.28%		(2.36)%

Ratios to Average Net Assets(f)(g)
Total expenses	1.15	%(h)	1.02%	1.03%	1.01%	1.03%		1.24%

Total expenses after fees waived and/or reimbursed	0.99	%(h)	1.00%	1.01%	0.99%	1.02%		1.21%

Net investment income	1.01	%(h)	1.82%	1.77%	1.27%	1.32%		1.06%

Supplemental Data
Net assets, end of period (000)	$3,355		$5,479	$5,003	$4,308	$2,967		$2,690

Portfolio turnover rate(i)	34%		35%	38%	32%	54%		51%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.19%	0.43%	0.41%	0.41%	0.40%	0.40%
Investments in underlying funds	0.09%	0.10%	0.10%	0.14%	0.11%	0.13%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2035 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.34		$12.21	$14.48	$13.28	$12.58	$13.43

Net investment income(a)	0.08		0.30	0.25	0.22	0.23	0.21
Net realized and unrealized gain (loss)	(0.80)		2.58	(1.15)	2.34	0.72	(0.49)

Net increase (decrease) from investment operations	(0.72)		2.88	(0.90)	2.56	0.95	(0.28)

Distributions(b)
From net investment income	(0.08)		(0.30)	(0.27)	(0.26)	(0.25)	(0.22)
From net realized gain	(0.12)		(0.45)	(1.10)	(1.10)	—	(0.35)
From return of capital	—		—	—	—	—	(0.00	)(c)

Total distributions	(0.20)		(0.75)	(1.37)	(1.36)	(0.25)	(0.57)

Net asset value, end of period	$13.42		$14.34	$12.21	$14.48	$13.28	$12.58

Total Return(d)
Based on net asset value	(4.97	)%(e)	23.66%	(6.42)%	19.51%	7.61%	(2.15)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.74	%(h)	0.57%	0.57%	0.56%	0.57%	0.72%

Total expenses after fees waived and/or reimbursed	0.53	%(h)	0.55%	0.55%	0.53%	0.55%	0.68%

Net investment income	1.39	%(h)	2.20%	1.71%	1.54%	1.77%	1.54%

Supplemental Data
Net assets, end of period (000)	$8,065		$4,004	$2,231	$10,965	$19,650	$22,071

Portfolio turnover rate(i)	21%		42%	40%	35%	76%	44%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.05) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.20%	0.45%	0.43%	0.44%	0.41%	0.43%
Investments in underlying funds	0.12%	0.12%	0.12%	0.16%	0.13%	0.16%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2035 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.27		$12.15	$14.46	$13.26	$12.56	$13.41

Net investment income(a)	0.06		0.25	0.25	0.20	0.19	0.17
Net realized and unrealized gain (loss)	(0.79)		2.58	(1.19)	2.33	0.73	(0.48)

Net increase (decrease) from investment operations	(0.73)		2.83	(0.94)	2.53	0.92	(0.31)

Distributions(b)
From net investment income	(0.06)		(0.26)	(0.27)	(0.23)	(0.22)	(0.19)
From net realized gain	(0.12)		(0.45)	(1.10)	(1.10)	—	(0.35)
From return of capital	—		—	—	—	—	(0.00	)(c)

Total distributions	(0.18)		(0.71)	(1.37)	(1.33)	(0.22)	(0.54)

Net asset value, end of period	$13.36		$14.27	$12.15	$14.46	$13.26	$12.56

Total Return(d)
Based on net asset value	(5.08	)%(e)	23.37%	(6.69)%	19.29%	7.37%	(2.40)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.96	%(h)	0.82%	0.82%	0.81%	0.82%	0.97%

Total expenses after fees waived and/or reimbursed	0.78	%(h)	0.80%	0.80%	0.79%	0.80%	0.93%

Net investment income	1.06	%(h)	1.85%	1.75%	1.38%	1.52%	1.30%

Supplemental Data
Net assets, end of period (000)	$24,576		$28,656	$27,982	$32,083	$29,768	$30,359

Portfolio turnover rate(i)	21%		42%	40%	35%	76%	44%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.20%	0.45%	0.43%	0.44%	0.41%	0.43%
Investments in underlying funds	0.12%	0.12%	0.12%	0.16%	0.13%	0.16%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2035 Fund (continued)

	Investor C
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.11		$12.02	$14.33	$13.15	$12.47	$13.32

Net investment income(a)	0.01		0.14	0.14	0.08	0.09	0.07
Net realized and unrealized gain (loss)	(0.78)		2.56	(1.19)	2.32	0.71	(0.48)

Net increase (decrease) from investment operations	(0.77)		2.70	(1.05)	2.40	0.80	(0.41)

Distributions(b)
From net investment income	(0.01)		(0.16)	(0.16)	(0.12)	(0.12)	(0.09)
From net realized gain	(0.12)		(0.45)	(1.10)	(1.10)	—	(0.35)
From return of capital	—		—	—	—	—	(0.00	)(c)

Total distributions	(0.13)		(0.61)	(1.26)	(1.22)	(0.12)	(0.44)

Net asset value, end of period	$13.21		$14.11	$12.02	$14.33	$13.15	$12.47

Total Return(d)
Based on net asset value	(5.42	)%(e)	22.43%	(7.47)%	18.41%	6.42%	(3.13)%

Ratios to Average Net Assets(f)(g)
Total expenses	1.73	%(h)	1.62%	1.62%	1.61%	1.62%	1.72%

Total expenses after fees waived and/or reimbursed	1.55	%(h)	1.60%	1.60%	1.59%	1.60%	1.69%

Net investment income	0.30	%(h)	1.07%	0.99%	0.60%	0.74%	0.55%

Supplemental Data
Net assets, end of period (000)	$2,915		$3,173	$2,609	$2,436	$2,112	$2,007

Portfolio turnover rate(i)	21%		42%	40%	35%	76%	44%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.20%	0.45%	0.43%	0.44%	0.41%	0.43%
Investments in underlying funds	0.12%	0.12%	0.12%	0.16%	0.13%	0.16%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2035 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.53		$12.36	$14.68	$13.45	$12.74	$13.60

Net investment income(a)	0.12		0.37	0.33	0.28	0.27	0.30
Net realized and unrealized gain (loss)	(0.83)		2.58	(1.22)	2.34	0.72	(0.54)

Net increase (decrease) from investment operations	(0.71)		2.95	(0.89)	2.62	0.99	(0.24)

Distributions(b)
From net investment income	(0.09)		(0.33)	(0.33)	(0.29)	(0.28)	(0.27)
From net realized gain	(0.12)		(0.45)	(1.10)	(1.10)	—	(0.35)
From return of capital	—		—	—	—	—	(0.00	)(c)

Total distributions	(0.21)		(0.78)	(1.43)	(1.39)	(0.28)	(0.62)

Net asset value, end of period	$13.61		$14.53	$12.36	$14.68	$13.45	$12.74

Total Return(d)
Based on net asset value	(4.83	)%(e)	23.92%	(6.23)%	19.76%	7.82%	(1.83)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.48	%(h)	0.36%	0.37%	0.36%	0.36%	0.39%

Total expenses after fees waived and/or reimbursed	0.30	%(h)	0.35%	0.35%	0.33%	0.35%	0.35%

Net investment income	1.56	%(h)	2.63%	2.25%	1.92%	2.07%	2.30%

Supplemental Data
Net assets, end of period (000)	$47,266		$27,720	$6,627	$5,882	$2,702	$757

Portfolio turnover rate(i)	21%		42%	40%	35%	76%	44%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.20%	0.45%	0.43%	0.44%	0.41%	0.43%
Investments in underlying funds	0.12%	0.12%	0.12%	0.16%	0.13%	0.16%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2035 Fund (continued)

	Class R
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.26		$12.15	$14.46	$13.26	$12.58	$13.44

Net investment income(a)	0.05		0.24	0.22	0.17	0.18	0.14
Net realized and unrealized gain (loss)	(0.80)		2.57	(1.19)	2.33	0.71	(0.49)

Net increase (decrease) from investment operations	(0.75)		2.81	(0.97)	2.50	0.89	(0.35)

Distributions(b)
From net investment income	(0.04)		(0.25)	(0.24)	(0.20)	(0.21)	(0.16)
From net realized gain	(0.12)		(0.45)	(1.10)	(1.10)	—	(0.35)
From return of capital	—		—	—	—	—	(0.00	)(c)

Total distributions	(0.16)		(0.70)	(1.34)	(1.30)	(0.21)	(0.51)

Net asset value, end of period	$13.35		$14.26	$12.15	$14.46	$13.26	$12.58

Total Return(d)
Based on net asset value	(5.21	)%(e)	23.15%	(6.87)%	19.08%	7.10%	(2.65)%

Ratios to Average Net Assets(f)(g)
Total expenses	1.14	%(h)	1.02%	1.02%	1.01%	1.02%	1.21%

Total expenses after fees waived and/or reimbursed	0.98	%(h)	1.00%	1.00%	0.99%	1.00%	1.18%

Net investment income	0.84	%(h)	1.71%	1.55%	1.19%	1.41%	1.09%

Supplemental Data
Net assets, end of period (000)	$2,861		$5,541	$3,131	$3,782	$3,078	$867

Portfolio turnover rate(i)	21%		42%	40%	35%	76%	44%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.20%	0.45%	0.43%	0.44%	0.41%	0.43%
Investments in underlying funds	0.12%	0.12%	0.12%	0.16%	0.13%	0.16%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2045 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.31		$12.75	$15.41	$13.88	$13.10	$14.05

Net investment income(a)	0.07		0.31	0.26	0.23	0.23	0.21
Net realized and unrealized gain (loss)	(1.21)		3.04	(1.47)	2.83	0.83	(0.54)

Net increase (decrease) from investment operations	(1.14)		3.35	(1.21)	3.06	1.06	(0.33)

Distributions(b)
From net investment income	(0.08)		(0.31)	(0.29)	(0.29)	(0.28)	(0.21)
From net realized gain	(0.15)		(0.48)	(1.16)	(1.24)	—	(0.41)

Total distributions	(0.23)		(0.79)	(1.45)	(1.53)	(0.28)	(0.62)

Net asset value, end of period	$13.94		$15.31	$12.75	$15.41	$13.88	$13.10

Total Return(c)
Based on net asset value	(7.41	)%(d)	26.38%	(8.18)%	22.29%	8.14%	(2.37)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.74	%(g)	0.58%	0.58%	0.56%	0.56%	0.71%

Total expenses after fees waived and/or reimbursed	0.53	%(g)	0.56%	0.55%	0.53%	0.53%	0.66%

Net investment income	1.25	%(g)	2.13%	1.68%	1.54%	1.76%	1.53%

Supplemental Data
Net assets, end of period (000)	$5,437		$4,656	$2,967	$8,267	$14,864	$15,105

Portfolio turnover rate(h)	13%		49%	47%	46%	75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.22%	0.49%	0.46%	0.47%	0.44%	0.48%
Investments in underlying funds	0.12%	0.12%	0.12%	0.17%	0.15%	0.18%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2045 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.27		$12.72	$15.40	$13.87	$13.09	$14.04

Net investment income(a)	0.06		0.26	0.24	0.21	0.20	0.18
Net realized and unrealized gain (loss)	(1.21)		3.05	(1.50)	2.82	0.83	(0.54)

Net increase (decrease) from investment operations	(1.15)		3.31	(1.26)	3.03	1.03	(0.36)

Distributions(b)
From net investment income	(0.06)		(0.28)	(0.26)	(0.26)	(0.25)	(0.18)
From net realized gain	(0.15)		(0.48)	(1.16)	(1.24)	—	(0.41)

Total distributions	(0.21)		(0.76)	(1.42)	(1.50)	(0.25)	(0.59)

Net asset value, end of period	$13.91		$15.27	$12.72	$15.40	$13.87	$13.09

Total Return(c)
Based on net asset value	(7.50	)%(d)	26.05%	(8.44)%	22.05%	7.90%	(2.61)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.97	%(g)	0.84%	0.83%	0.82%	0.81%	0.96%

Total expenses after fees waived and/or reimbursed	0.78	%(g)	0.81%	0.80%	0.78%	0.78%	0.91%

Net investment income	0.97	%(g)	1.82%	1.56%	1.38%	1.52%	1.28%

Supplemental Data
Net assets, end of period (000)	$15,587		$18,811	$17,742	$20,152	$17,206	$16,744

Portfolio turnover rate(h)	13%		49%	47%	46%	75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.22%	0.49%	0.46%	0.47%	0.44%	0.48%
Investments in underlying funds	0.12%	0.12%	0.12%	0.17%	0.15%	0.18%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2045 Fund (continued)

	Investor C
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.04		$12.54	$15.20	$13.71	$12.94	$13.90

Net investment income(a)	0.00	(b)	0.15	0.12	0.08	0.09	0.07
Net realized and unrealized gain (loss)	(1.19)		2.99	(1.47)	2.79	0.82	(0.54)

Net increase (decrease) from investment operations	(1.19)		3.14	(1.35)	2.87	0.91	(0.47)

Distributions(c)
From net investment income	(0.01)		(0.16)	(0.15)	(0.14)	(0.14)	(0.08)
From net realized gain	(0.15)		(0.48)	(1.16)	(1.24)	—	(0.41)

Total distributions	(0.16)		(0.64)	(1.31)	(1.38)	(0.14)	(0.49)

Net asset value, end of period	$13.69		$15.04	$12.54	$15.20	$13.71	$12.94

Total Return(d)
Based on net asset value	(7.89	)%(e)	25.07%	(9.13)%	21.10%	7.04%	(3.43)%

Ratios to Average Net Assets(f)(g)
Total expenses	1.74	%(h)	1.64%	1.63%	1.62%	1.61%	1.72%

Total expenses after fees waived and/or reimbursed	1.55	%(h)	1.61%	1.60%	1.58%	1.58%	1.67%

Net investment income	0.20	%(h)	1.04%	0.78%	0.56%	0.70%	0.53%

Supplemental Data
Net assets, end of period (000)	$1,377		$1,732	$1,535	$1,375	$1,247	$1,420

Portfolio turnover rate(i)	13%		49%	47%	46%	75%	50%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.22%	0.49%	0.46%	0.47%	0.44%	0.48%
Investments in underlying funds	0.12%	0.12%	0.12%	0.17%	0.15%	0.18%

(h)	Annualized.
(i)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2045 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.48		$12.88	$15.57	$14.01	$13.22	$14.18

Net investment income(a)	0.12		0.39	0.32	0.29	0.27	0.40
Net realized and unrealized gain (loss)	(1.26)		3.03	(1.52)	2.84	0.83	(0.68)

Net increase (decrease) from investment operations	(1.14)		3.42	(1.20)	3.13	1.10	(0.28)

Distributions(b)
From net investment income	(0.09)		(0.34)	(0.33)	(0.33)	(0.31)	(0.27)
From net realized gain	(0.15)		(0.48)	(1.16)	(1.24)	—	(0.41)

Total distributions	(0.24)		(0.82)	(1.49)	(1.57)	(0.31)	(0.68)

Net asset value, end of period	$14.10		$15.48	$12.88	$15.57	$14.01	$13.22

Total Return(c)
Based on net asset value	(7.30	)%(d)	26.67%	(7.99)%	22.58%	8.38%	(2.04)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.50	%(g)	0.37%	0.38%	0.37%	0.36%	0.40%

Total expenses after fees waived and/or reimbursed	0.30	%(g)	0.34%	0.35%	0.33%	0.33%	0.34%

Net investment income	1.47	%(g)	2.60%	2.04%	1.90%	2.02%	3.08%

Supplemental Data
Net assets, end of period (000)	$34,971		$20,936	$4,471	$3,385	$1,271	$524

Portfolio turnover rate(h)	13%		49%	47%	46%	75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.22%	0.49%	0.46%	0.47%	0.44%	0.48%
Investments in underlying funds	0.12%	0.12%	0.12%	0.17%	0.15%	0.18%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2045 Fund (continued)

	Class R
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.23		$12.69	$15.37	$13.85	$13.09	$14.04

Net investment income(a)	0.05		0.24	0.21	0.19	0.19	0.15
Net realized and unrealized gain (loss)	(1.22)		3.03	(1.49)	2.80	0.80	(0.53)

Net increase (decrease) from investment operations	(1.17)		3.27	(1.28)	2.99	0.99	(0.38)

Distributions(b)
From net investment income	(0.04)		(0.25)	(0.24)	(0.23)	(0.23)	(0.16)
From net realized gain	(0.15)		(0.48)	(1.16)	(1.24)	—	(0.41)

Total distributions	(0.19)		(0.73)	(1.40)	(1.47)	(0.23)	(0.57)

Net asset value, end of period	$13.87		$15.23	$12.69	$15.37	$13.85	$13.09

Total Return(c)
Based on net asset value	(7.63	)%(d)	25.83%	(8.63)%	21.81%	7.64%	(2.80)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.16	%(g)	1.04%	1.03%	1.02%	1.01%	1.21%

Total expenses after fees waived and/or reimbursed	0.98	%(g)	1.01%	1.00%	0.98%	0.99%	1.15%

Net investment income	0.75	%(g)	1.65%	1.38%	1.24%	1.39%	1.09%

Supplemental Data
Net assets, end of period (000)	$2,090		$4,104	$3,196	$3,039	$1,780	$693

Portfolio turnover rate(h)	13%		49%	47%	46%	75%	50%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.22%	0.49%	0.46%	0.47%	0.44%	0.48%
Investments in underlying funds	0.12%	0.12%	0.12%	0.17%	0.15%	0.18%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2055 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.90		$13.19	$15.86	$14.28	$13.46	$14.33

Net investment income(a)	0.08		0.32	0.26	0.24	0.24	0.22
Net realized and unrealized gain (loss)	(1.20)		3.16	(1.56)	2.93	0.86	(0.57)

Net increase (decrease) from investment operations	(1.12)		3.48	(1.30)	3.17	1.10	(0.35)

Distributions(b)
From net investment income	(0.09)		(0.31)	(0.29)	(0.29)	(0.28)	(0.21)
From net realized gain	(0.13)		(0.46)	(1.08)	(1.30)	—	(0.31)

Total distributions	(0.22)		(0.77)	(1.37)	(1.59)	(0.28)	(0.52)

Net asset value, end of period	$14.56		$15.90	$13.19	$15.86	$14.28	$13.46

Total Return(c)
Based on net asset value	(6.99	)%(d)	26.48%	(8.43)%	22.57%	8.20%	(2.52)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.76	%(g)	0.59%	0.61%	0.59%	0.59%	0.79%

Total expenses after fees waived and/or reimbursed	0.52	%(g)	0.54%	0.55%	0.52%	0.54%	0.66%

Net investment income	1.36	%(g)	2.14%	1.65%	1.54%	1.73%	1.53%

Supplemental Data
Net assets, end of period (000)	$4,145		$3,461	$1,748	$4,863	$8,626	$7,381

Portfolio turnover rate(h)	12%		54%	57%	59%	80%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.23%	0.54%	0.51%	0.54%	0.52%	0.62%
Investments in underlying funds	0.12%	0.13%	0.12%	0.17%	0.15%	0.18%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2055 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.82		$13.13	$15.81	$14.25	$13.44	$14.30

Net investment income(a)	0.07		0.27	0.24	0.22	0.20	0.19
Net realized and unrealized gain (loss)	(1.21)		3.15	(1.57)	2.90	0.85	(0.56)

Net increase (decrease) from investment operations	(1.14)		3.42	(1.33)	3.12	1.05	(0.37)

Distributions(b)
From net investment income	(0.07)		(0.27)	(0.27)	(0.26)	(0.24)	(0.18)
From net realized gain	(0.13)		(0.46)	(1.08)	(1.30)	—	(0.31)

Total distributions	(0.20)		(0.73)	(1.35)	(1.56)	(0.24)	(0.49)

Net asset value, end of period	$14.48		$15.82	$13.13	$15.81	$14.25	$13.44

Total Return(c)
Based on net asset value	(7.15	)%(d)	26.12%	(8.63)%	22.24%	7.90%	(2.67)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.99	%(g)	0.85%	0.86%	0.85%	0.84%	1.04%

Total expenses after fees waived and/or reimbursed	0.77	%(g)	0.80%	0.80%	0.78%	0.79%	0.91%

Net investment income	1.11	%(g)	1.81%	1.53%	1.39%	1.49%	1.30%

Supplemental Data
Net assets, end of period (000)	$12,693		$13,347	$11,583	$11,416	$9,317	$7,561

Portfolio turnover rate(h)	12%		54%	57%	59%	80%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.23%	0.54%	0.51%	0.54%	0.52%	0.62%
Investments in underlying funds	0.12%	0.13%	0.12%	0.17%	0.15%	0.18%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2055 Fund (continued)

	Investor C
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.58		$12.95	$15.62	$14.11	$13.31	$14.18

Net investment income(a)	0.01		0.16	0.12	0.10	0.09	0.08
Net realized and unrealized gain (loss)	(1.18)		3.10	(1.56)	2.86	0.85	(0.56)

Net increase (decrease) from investment operations	(1.17)		3.26	(1.44)	2.96	0.94	(0.48)

Distributions(b)
From net investment income	(0.02)		(0.17)	(0.15)	(0.15)	(0.14)	(0.08)
From net realized gain	(0.13)		(0.46)	(1.08)	(1.30)	—	(0.31)

Total distributions	(0.15)		(0.63)	(1.23)	(1.45)	(0.14)	(0.39)

Net asset value, end of period	$14.26		$15.58	$12.95	$15.62	$14.11	$13.31

Total Return(c)
Based on net asset value	(7.47	)%(d)	25.17%	(9.36)%	21.24%	7.05%	(3.48)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.77	%(g)	1.65%	1.66%	1.65%	1.65%	1.80%

Total expenses after fees waived and/or reimbursed	1.54	%(g)	1.60%	1.60%	1.58%	1.59%	1.67%

Net investment income	0.34	%(g)	1.08%	0.75%	0.62%	0.70%	0.54%

Supplemental Data
Net assets, end of period (000)	$1,129		$1,212	$862	$729	$499	$543

Portfolio turnover rate(h)	12%		54%	57%	59%	80%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.23%	0.54%	0.51%	0.54%	0.52%	0.62%
Investments in underlying funds	0.12%	0.13%	0.12%	0.17%	0.15%	0.18%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2055 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$16.12		$13.36	$16.06	$14.45	$13.62	$14.49

Net investment income(a)	0.13		0.40	0.32	0.30	0.28	0.28
Net realized and unrealized gain (loss)	(1.26)		3.16	(1.60)	2.94	0.86	(0.58)

Net increase (decrease) from investment operations	(1.13)		3.56	(1.28)	3.24	1.14	(0.30)

Distributions(b)
From net investment income	(0.10)		(0.34)	(0.34)	(0.33)	(0.31)	(0.26)
From net realized gain	(0.13)		(0.46)	(1.08)	(1.30)	—	(0.31)

Total distributions	(0.23)		(0.80)	(1.42)	(1.63)	(0.31)	(0.57)

Net asset value, end of period	$14.76		$16.12	$13.36	$16.06	$14.45	$13.62

Total Return(c)
Based on net asset value	(6.92	)%(d)	26.75%	(8.21)%	22.79%	8.42%	(2.15)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.53	%(g)	0.39%	0.41%	0.40%	0.37%	0.46%

Total expenses after fees waived and/or reimbursed	0.29	%(g)	0.34%	0.35%	0.33%	0.33%	0.32%

Net investment income	1.58	%(g)	2.58%	1.99%	1.88%	2.01%	1.97%

Supplemental Data
Net assets, end of period (000)	$16,857		$7,240	$1,920	$1,426	$425	$52

Portfolio turnover rate(h)	12%		54%	57%	59%	80%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.23%	0.54%	0.51%	0.54%	0.52%	0.62%
Investments in underlying funds	0.12%	0.13%	0.12%	0.17%	0.15%	0.18%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2055 Fund (continued)

	Class R
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$15.78		$13.11	$15.80	$14.25	$13.44	$14.32

Net investment income(a)	0.06		0.24	0.21	0.19	0.18	0.15
Net realized and unrealized gain (loss)	(1.21)		3.15	(1.58)	2.89	0.85	(0.57)

Net increase (decrease) from investment operations	(1.15)		3.39	(1.37)	3.08	1.03	(0.42)

Distributions(b)
From net investment income	(0.05)		(0.26)	(0.24)	(0.23)	(0.22)	(0.15)
From net realized gain	(0.13)		(0.46)	(1.08)	(1.30)	—	(0.31)

Total distributions	(0.18)		(0.72)	(1.32)	(1.53)	(0.22)	(0.46)

Net asset value, end of period	$14.45		$15.78	$13.11	$15.80	$14.25	$13.44

Total Return(c)
Based on net asset value	(7.22	)%(d)	25.89%	(8.87)%	21.95%	7.74%	(3.00)%

Ratios to Average Net Assets(e)(f)
Total expenses	1.19	%(g)	1.04%	1.06%	1.05%	1.04%	1.29%

Total expenses after fees waived and/or reimbursed	0.97	%(g)	1.00%	1.00%	0.98%	0.99%	1.15%

Net investment income	0.91	%(g)	1.59%	1.34%	1.20%	1.30%	1.07%

Supplemental Data
Net assets, end of period (000)	$1,603		$2,088	$859	$768	$483	$292

Portfolio turnover rate(h)	12%		54%	57%	59%	80%	49%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.23%	0.54%	0.51%	0.54%	0.52%	0.62%
Investments in underlying funds	0.12%	0.13%	0.12%	0.17%	0.15%	0.18%

(g)	Annualized.
(h)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2065 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Period from 10/30/19 (a) to 12/31/19

Net asset value, beginning of period	$10.47		$10.00

Net investment income(b)	0.06		0.07
Net realized and unrealized gain (loss)	(0.91)		0.47

Net increase (decrease) from investment operations	(0.85)		0.54

Distributions from net investment income(c)	(0.07)		(0.07)

Net asset value, end of period	$9.55		$10.47

Total Return(d)
Based on net asset value	(8.07	)%(e)	5.36	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.20	%(h)	0.83	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.53	%(h)	0.56	%(h)

Net investment income	1.29	%(h)	4.23	%(h)

Supplemental Data
Net assets, end of period (000)	$382		$419

Portfolio turnover rate(j)	33%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Period from 10/30/19 (a) to 12/31/19
Allocated fees waived	0.58%	2.93%
Investments in underlying funds	0.13%	0.13%

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.14%.
(j)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2065 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Period from 10/30/19 (a) to 12/31/19

Net asset value, beginning of period	$10.47		$10.00

Net investment income(b)	0.05		0.07
Net realized and unrealized gain (loss)	(0.91)		0.46

Net increase (decrease) from investment operations	(0.86)		0.53

Distributions from net investment income(c)	(0.06)		(0.06)

Net asset value, end of period	$9.55		$10.47

Total Return(d)
Based on net asset value	(8.19	)%(e)	5.32	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.45	%(h)	1.08	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.78	%(h)	0.81	%(h)

Net investment income	1.05	%(h)	3.98	%(h)

Supplemental Data
Net assets, end of period (000)	$407		$419

Portfolio turnover rate(j)	33%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Period from 10/30/19 (a) to 12/31/19
Allocated fees waived	0.58%	2.93%
Investments in underlying funds	0.13%	0.13%

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.39%.
(j)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2065 Fund (continued)

	Investor C
	Six Months Ended 06/30/20 (unaudited)		Period from 10/30/19 (a) to 12/31/19

Net asset value, beginning of period	$10.47		$10.00

Net investment income(b)	0.01		0.05
Net realized and unrealized gain (loss)	(0.90)		0.47

Net increase (decrease) from investment operations	(0.89)		0.52

Distributions from net investment income(c)	(0.02)		(0.05)

Net asset value, end of period	$9.56		$10.47

Total Return(d)
Based on net asset value	(8.46	)%(e)	(5.18	)%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	2.22	%(h)	1.88	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.55	%(h)	1.61	%(h)

Net investment income	0.27	%(h)	3.13	%(h)

Supplemental Data
Net assets, end of period (000)	$382		$419

Portfolio turnover rate(j)	33%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Period from 10/30/19 (a) to 12/31/19
Allocated fees waived	0.58%	2.93%
Investments in underlying funds	0.13%	0.13%

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 3.19%.
(j)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2065 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Period from 10/30/19 (a) to 12/31/19

Net asset value, beginning of period	$10.48		$10.00

Net investment income(b)	0.07		0.08
Net realized and unrealized gain (loss)	(0.92)		0.47

Net increase (decrease) from investment operations	(0.85)		0.55

Distributions from net investment income(c)	(0.08)		(0.07)

Net asset value, end of period	$9.55		$10.48

Total Return(d)
Based on net asset value	(8.05	)%(e)	5.49	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.97	%(h)	0.63	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.30	%(h)	0.36	%(h)

Net investment income	1.52	%(h)	4.43	%(h)

Supplemental Data
Net assets, end of period (000)	$2,348		$2,514

Portfolio turnover rate(j)	33%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Period from 10/30/19 (a) to 12/31/19
Allocated fees waived	0.58%	2.93%
Investments in underlying funds	0.13%	0.13%

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 1.94%.
(j)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Dynamic 2065 Fund (continued)

	Class R
	Six Months Ended 06/30/20 (unaudited)		Period from 10/30/19 (a) to 12/31/19

Net asset value, beginning of period	$10.47		$10.00

Net investment income(b)	0.04		0.07
Net realized and unrealized gain (loss)	(0.90)		0.46

Net increase (decrease) from investment operations	(0.86)		0.53

Distributions from net investment income(c)	(0.05)		(0.06)

Net asset value, end of period	$9.56		$10.47

Total Return(d)
Based on net asset value	(8.19	)%(e)	5.28	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.65	%(h)	1.28	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.98	%(h)	1.01	%(h)

Net investment income	0.84	%(h)	3.78	%(h)

Supplemental Data
Net assets, end of period (000)	$382		$419

Portfolio turnover rate(j)	33%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income prior to March 9, 2020.
(g)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Period from 10/30/19 (a) to 12/31/19
Allocated fees waived	0.58%	2.93%
Investments in underlying funds	0.13%	0.13%

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of expense ratios. If this expense was annualized, the total expenses would have been 2.59%.
(j)

Prior to March 9, 2020, portfolio turnover rate includes transactions from LifePath Dynamic Master Portfolio or is the portfolio turnover rate of the LifePath Dynamic Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock LifePath® Dynamic 2025 Fund	LifePath Dynamic 2025 Fund	Diversified
BlackRock LifePath® Dynamic 2035 Fund	LifePath Dynamic 2035 Fund	Diversified
BlackRock LifePath® Dynamic 2045 Fund	LifePath Dynamic 2045 Fund	Diversified
BlackRock LifePath® Dynamic 2055 Fund	LifePath Dynamic 2055 Fund	Diversified
BlackRock LifePath® Dynamic 2065 Fund	LifePath Dynamic 2065 Fund	Diversified

As of period end, the investment of LifePath Dynamic 2025 Fund, LifePath Dynamic 2035 Fund, LifePath Dynamic 2045 Fund, LifePath Dynamic 2055 Fund and LifePath Dynamic 2065 Fund in the Diversified Equity Master Portfolio represented 28.8%, 41.0%, 51.2%, 53.2% and 52.8%, respectively, of net assets. The investment of LifePath Dynamic 2025 Fund, LifePath Dynamic 2035 Fund, LifePath Dynamic 2045 Fund, LifePath Dynamic 2055 Fund and LifePath Dynamic 2065 Fund in the CoreAlpha Bond Master Portfolio represented 14.2%, 6.7%, 1.4%, 0.5% and 0.5%, respectively, of net assets. As such, financial statements of the Diversified Equity Master Portfolio and CoreAlpha Bond Master Portfolio, including the Schedules of Investments, should be read in conjunction with each respective Fund’s financial statements. Diversified Equity Master Portfolio’s and CoreAlpha Bond Master Portfolio’s financial statements are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at sec.gov.

The Funds will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates, which are affiliates of the Funds. The Funds may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a Fund’s investment in each of Diversified Equity Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio and Master Total Return Portfolio reflects that Fund’s proportionate interest in the net assets of that master portfolio. As of period end, the Funds held interests in Underlying Master Portfolios as follows:

Fund Name	Diversified Equity Master Portfolio	CoreAlpha Bond Master Portfolio		International Tilts Master Portfolio	Master Total Return Portfolio
LifePath Dynamic 2025 Fund	4.2%	0.6%		3.9%	0.1%
LifePath Dynamic 2035 Fund	6.0	0.3		6.0	—	(a)
LifePath Dynamic 2045 Fund	5.2	—	(a)	5.5	—	(a)
LifePath Dynamic 2055 Fund	3.3	—	(a)	3.5	—	(a)
LifePath Dynamic 2065 Fund	0.4	—	(a)	0.4	—	(a)

(a)	Amount is less than 0.1%.

Prior to March 9, 2020, each Fund was a “feeder” fund (each a “Feeder Fund” and collectively the “Feeder Funds”) that invested all of its assets in a corresponding “master” portfolio of Master Investment Portfolio (“MIP”), each of which had the same objective and strategies as the applicable Feeder Fund. Each Feeder Fund sought to achieve its investment objective by investing all of its assets in a corresponding master portfolio: LifePath® Dynamic 2025 Master Portfolio, LifePath® Dynamic 2035 Master Portfolio, LifePath® Dynamic 2045 Master Portfolio, LifePath® Dynamic 2055 Master Portfolio and LifePath® Dynamic 2065 Master Portfolio (each a “LifePath Dynamic Master Portfolio” and together the “LifePath Dynamic Master Portfolios”), which had the same objective and strategies as the applicable Feeder Fund. The value of each Feeder Fund’s investment in its corresponding LifePath Dynamic Master Portfolio reflected the Feeder Fund’s proportionate interest in the net assets of the LifePath Dynamic Master Portfolio. The performance of the Feeder Funds was directly affected by the performance of the LifePath Dynamic Master Portfolios. As of March 9, 2020, the percentage of each LifePath Dynamic Master Portfolio owned by the corresponding Feeder Fund was 100%.

For the period January 1, 2020 to March 6, 2020, each LifePath Dynamic Master Portfolio allocated net investment income, net realized gain (loss) and net change in unrealized appreciation (depreciation) to their respective Feeder Fund in the following amounts:

Fund Name	Net Investment Income	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
LifePath Dynamic 2025 Fund	$234,835	$338,490	$(3,994,296)
LifePath Dynamic 2035 Fund	190,187	263,820	(6,832,900)
LifePath Dynamic 2045 Fund	126,284	191,716	(6,209,437)
LifePath Dynamic 2055 Fund	87,068	186,694	(3,471,681)
LifePath Dynamic 2065 Fund	7,936	25,753	(415,940)

On March 9, 2020, each Feeder Fund ceased to invest in its corresponding LifePath Dynamic Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund. The change into a stand-alone structure did not result to a change in net assets of the Fund and did not create a taxable event for the Fund.

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Each Feeder Fund received net assets, which included net unrealized appreciation(depreciation), in exchange for its ownership in its respective LifePath Dynamic Master Portfolio, which included net unrealized appreciation(depreciation). The cost basis for the investments received from each respective LifePath Dynamic Master Portfolio was carried forward to align ongoing reporting of the LifePath Dynamic Master Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The amounts were as follows:

Fund Name	LifePath Dynamic Master Portfolio Net Assets	LifePath Dynamic Master Portfolio Net Unrealized Appreciation (Depreciation)	Feeder Fund Net Unrealized Appreciation (Depreciation)
LifePath Dynamic 2025 Fund	$85,145,285	$1,308,615	$1,287,339
LifePath Dynamic 2035 Fund	81,286,280	(535,815)	(537,100)
LifePath Dynamic 2045 Fund	57,417,908	(942,753)	(944,078)
LifePath Dynamic 2055 Fund	32,933,418	(627,666)	(595,884)
LifePath Dynamic 2065 Fund	3,584,101	(223,985)	(223,985)

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Prior to March 9, 2020, the Feeder Funds, for financial reporting purposes, contributions to and withdrawals from each LifePath Dynamic Master Portfolio were accounted for on a trade date basis. Each Feeder Fund recorded its proportionate share of its respective LifePath Dynamic Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses were adjusted utilizing partnership tax allocation rules. In addition, the Feeder Funds accrued their own expenses. Income, expenses and realized and unrealized gains and losses were allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (unaudited) (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments. Prior to March 9, 2020, each Feeder Fund recorded its investment in its corresponding LifePath Dynamic Master Portfolio at fair value based on each Feeder Fund’s proportionate interest in the net assets of its corresponding LifePath Dynamic Master Portfolio.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	The Funds record their proportionate investment in the Underlying Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
LifePath Dynamic 2065 Fund
TD Prime Services LLC	$60,136	$(60,136)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amounts reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Prior to March 9, 2020, MIP, on behalf of the LifePath Dynamic Master Portfolios, entered into an Investment Advisory Agreement with the Manager, the LifePath Dynamic Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager was responsible for the management of each LifePath Dynamic Master Portfolio’s portfolio and provided the personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Dynamic Master Portfolio.

For such services, each LifePath Dynamic Master Portfolio paid the Manager a monthly fee at an annual rate equal to 0.35% of the average daily value of each LifePath Dynamic Master Portfolio’s net assets.

With respect to each LifePath Dynamic Master Portfolio, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager paid each Sub-Advisor for services it provided for that portion of each LifePath Dynamic Master Portfolio for which it acted as sub-adviser, a monthly fee that was equal to a percentage of the investment advisory fees paid by each LifePath Dynamic Master Portfolio to the Manager.

On March 9, 2020, each Fund entered into an Investment Advisory Agreement with the Manager, the terms of which are substantially the same as the Investment Advisory Agreement between Manager and the LifePath Dynamic Master Portfolios, including the investment advisory fee rate. The Manager in turn, entered into new sub-advisory agreements with each of the Sub-Advisers with respect to each Fund, the terms of which are substantially the same as the sub-advisory agreements between the Manager and the Sub-Advisers with respect to each LifePath Dynamic Master Portfolio.

For its services to each Fund, the Manager is entitled to receive an annual management fee of 0.35% of such Fund’s average daily net assets. Prior to March 9, 2020, the Manager had contractually agreed to waive 0.30% of its investment advisory fees at the LifePath Dynamic Master Portfolio level through April 30, 2020.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C	Class R
Service Fees	0.25%	0.25%	0.25%
Distribution Fees	—	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total
LifePath Dynamic 2025 Fund	$25,076	$15,517	$11,080	$51,673
LifePath Dynamic 2035 Fund	31,226	14,262	9,132	54,620
LifePath Dynamic 2045 Fund	19,962	6,986	8,107	35,055
LifePath Dynamic 2055 Fund	15,206	5,675	4,635	25,516
LifePath Dynamic 2065 Fund	474	1,862	931	3,267

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. Effective March 9, 2020, BAL is entitled to receive for these administrative services an annual fee of 0.30% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor C Shares, 0.05% of the average daily net assets of Class K Shares and 0.25% of the average daily net assets of Class R Shares. Prior to March 9, 2020, BAL was entitled to receive an annual fee of 0.35% based on the average daily net assets of each Fund’s Institutional and Investor A Shares, 0.40% of the average daily net assets of Investor C Shares, 0.15% of the average daily net assets of Class K Shares and 0.30% of the average daily net assets of Class R Shares.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

For the six months ended June 30, 2020, the Funds paid the following to the Administrator in return for these services, which are included in administration – class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total
LifePath Dynamic 2025 Fund	$11,400	$32,150	$5,273	$21,823	$6,005	$76,651
LifePath Dynamic 2035 Fund	10,707	40,005	4,846	18,706	4,980	79,244
LifePath Dynamic 2045 Fund	7,847	25,604	2,392	13,568	4,415	53,826
LifePath Dynamic 2055 Fund	5,620	19,432	1,922	5,854	2,508	35,336
LifePath Dynamic 2065 Fund	597	606	634	1,024	504	3,365

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (unaudited) (continued)

Other Fees: For the six months ended June 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund	LifePath Dynamic 2065 Fund
Investor A	$382	$564	$903	$223	$1

For the six months ended June 30, 2020, affiliates received CDSCs as follows:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund
Investor C	$262	$387	$4	$133

Expense Waivers and Reimbursements: Effective March 9, 2020, with respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to BFA indirectly through its investment in affiliated money market funds managed by the Manager or its affiliates through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. Prior to March 9, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended June 30, 2020, the Funds waived the following amounts:

Fees Waived and/or Reimbursed By the Manager
LifePath Dynamic 2025 Fund	$1,177
LifePath Dynamic 2035 Fund	704
LifePath Dynamic 2045 Fund	559
LifePath Dynamic 2055 Fund	428
LifePath Dynamic 2065 Fund	16

Effective March 9, 2020, The Manager and Administrator have contractually agreed to reimburse each Fund for acquired fund fees and expenses up to a maximum amount equal to the combined investment advisory fee and administration fee of each share class through April 30, 2021. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended June 30, 2020, the Funds waived the following amounts:

Fees Waived and/or Reimbursed By the Manager
LifePath Dynamic 2025 Fund	$60,315
LifePath Dynamic 2035 Fund	64,254
LifePath Dynamic 2045 Fund	45,617
LifePath Dynamic 2055 Fund	27,025
LifePath Dynamic 2065 Fund	3,204

The fees and expenses of the Trust’s Independent Trustees, counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. Effective March 9, 2020, the Administrator has contractually agreed to reimburse the Funds or provide an offsetting credit against the administration fees paid by the Funds in an amount equal to these independent expenses through April 30, 2030. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended June 30, 2020, the Funds waived the following amounts:

Amounts Waived
LifePath Dynamic 2025 Fund	$9,747
LifePath Dynamic 2035 Fund	9,714
LifePath Dynamic 2045 Fund	9,656
LifePath Dynamic 2055 Fund	9,603
LifePath Dynamic 2065 Fund	9,331

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90-day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2020, each Fund paid BTC the following amounts in total for securities lending agent services:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund	LifePath Dynamic 2065 Fund
Amount	$85	$62	$66	$22	$26

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Each Fund may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were as follows:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund	LifePath Dynamic 2065 Fund
Purchases(a)	$43,050,528	$36,194,599	$22,501,899	$15,665,639	$1,557,205
Sales(a)	26,186,902	15,664,063	6,720,054	3,497,307	1,242,957

(a)	Includes purchases and sales of investments from the LifePath Dynamic Master Portfolio for the period January 1, 2020 to March 6, 2020, as follows:

	LifePath Dynamic 2025 Master Portfolio	LifePath Dynamic 2035 Master Portfolio	LifePath Dynamic 2045 Master Portfolio	LifePath Dynamic 2055 Master Portfolio	LifePath Dynamic 2065 Master Portfolio
Purchases	$21,993,704	$19,810,048	$14,199,310	$8,974,444	$942,152
Sales	5,949,045	1,981,145	797,446	409,658	663,988

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. Except for LifePath Dynamic 2065 Fund, the statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statute of limitations on LifePath Dynamic 2065 Fund’s U.S. federal tax returns generally remains open for the period ended December 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	LifePath Dynamic 2025 Fund	LifePath Dynamic 2035 Fund	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund	LifePath Dynamic 2065 Fund
Tax cost	$80,663,342	$81,575,200	$57,097,606	$33,741,164	$4,150,697

Gross unrealized appreciation	$6,838,480	$6,971,514	$4,946,111	$2,755,045	$94,243
Gross unrealized depreciation	(1,944,018)	(2,490,347)	(2,072,415)	(839,525)	(180,068)

Net unrealized appreciation (depreciation)	$4,894,462	$4,481,167	$2,873,696	$1,915,520	$(85,825)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Dynamic 2025 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	706,560	$9,154,643	145,686	$1,886,939
Shares issued in reinvestment of distributions	10,453	132,512	10,305	137,716
Shares redeemed	(159,219)	(1,930,312)	(68,009)	(887,130)

Net increase	557,794	$7,356,843	87,982	$1,137,525

Investor A
Shares sold and automatic conversion of shares	215,643	$2,704,089	450,949	$5,854,201
Shares issued in reinvestment of distributions	19,374	243,473	94,968	1,256,631
Shares redeemed	(465,172)	(5,805,370)	(1,010,908)	(13,197,354)

Net decrease	(230,155)	$(2,857,808)	(464,991)	$(6,086,522)

Investor C
Shares sold	34,146	$427,871	78,990	$1,027,278
Shares issued in reinvestment of distributions	2,036	25,764	10,304	135,798
Shares redeemed and automatic conversion of shares	(84,082)	(1,063,308)	(39,874)	(514,450)

Net increase (decrease)	(47,900)	$(609,673)	49,420	$648,626

Class K
Shares sold	2,098,204	$27,578,011	2,102,462	$27,097,520
Shares issued in reinvestment of distributions	58,402	729,469	116,758	1,545,874
Shares redeemed	(846,623)	(10,933,548)	(432,577)	(5,624,969)

Net increase	1,309,983	$17,373,932	1,786,643	$23,018,425

Class R
Shares sold	60,132	$698,389	363,664	$4,788,863
Shares issued in reinvestment of distributions	3,354	41,857	19,801	261,740
Shares redeemed	(215,279)	(2,706,755)	(398,789)	(5,206,426)

Net decrease	(151,793)	$(1,966,509)	(15,324)	$(155,823)

Total Net Increase	1,437,929	$19,296,785	1,443,730	$18,562,231

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Dynamic 2035 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	431,087	$5,674,670	152,746	$2,104,437
Shares issued in reinvestment of distributions	9,300	121,231	13,570	193,338
Shares redeemed	(118,846)	(1,544,654)	(69,828)	(967,536)

Net increase	321,541	$4,251,247	96,488	$1,330,239

Investor A
Shares sold and automatic conversion of shares	150,664	$1,921,907	445,966	$6,179,054
Shares issued in reinvestment of distributions	25,711	336,502	103,630	1,468,415
Shares redeemed	(345,172)	(4,449,926)	(844,234)	(11,720,338)

Net decrease	(168,797)	$(2,191,517)	(294,638)	$(4,072,869)

Investor C
Shares sold	26,438	$347,844	62,286	$841,570
Shares issued in reinvestment of distributions	2,238	29,558	9,307	130,917
Shares redeemed and automatic conversion of shares	(32,884)	(434,794)	(63,644)	(872,735)

Net increase (decrease)	(4,208)	$(57,392)	7,949	$99,752

Class K
Shares sold	1,992,592	$27,952,019	1,464,322	$20,534,910
Shares issued in reinvestment of distributions	54,218	718,598	84,177	1,218,744
Shares redeemed	(481,228)	(6,162,169)	(176,844)	(2,480,509)

Net increase	1,565,582	$22,508,448	1,371,655	$19,273,145

Class R
Shares sold	38,479	$502,882	387,779	$5,403,856
Shares issued in reinvestment of distributions	2,940	38,544	17,770	251,907
Shares redeemed	(215,797)	(2,889,820)	(274,592)	(3,784,365)

Net increase (decrease)	(174,378)	$(2,348,394)	130,957	$1,871,398

Total Net Increase	1,539,740	$22,162,392	1,312,411	$18,501,665

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Dynamic 2045 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	131,867	$1,821,259	126,649	$1,801,837
Shares issued in reinvestment of distributions	6,487	87,953	14,884	225,986
Shares redeemed	(52,450)	(706,337)	(70,053)	(1,017,500)

Net increase	85,904	$1,202,875	71,480	$1,010,323

Investor A
Shares sold and automatic conversion of shares	100,731	$1,343,489	255,882	$3,710,591
Shares issued in reinvestment of distributions	17,432	237,239	61,642	933,153
Shares redeemed	(229,115)	(3,160,616)	(480,543)	(7,046,358)

Net decrease	(110,952)	$(1,579,888)	(163,019)	$(2,402,614)

Investor C
Shares sold	17,729	$237,131	43,427	$623,790
Shares issued in reinvestment of distributions	1,218	16,669	4,748	71,162
Shares redeemed and automatic conversion of shares	(33,567)	(473,373)	(55,389)	(795,393)

Net decrease	(14,620)	$(219,573)	(7,214)	$(100,441)

Class K
Shares sold	1,302,986	$19,499,627	1,066,982	$15,664,635
Shares issued in reinvestment of distributions	42,650	584,830	58,405	900,712
Shares redeemed	(217,440)	(3,066,446)	(119,834)	(1,760,033)

Net increase	1,128,196	$17,018,011	1,005,553	$14,805,314

Class R
Shares sold	38,485	$522,630	172,411	$2,543,252
Shares issued in reinvestment of distributions	2,983	40,685	12,607	190,657
Shares redeemed	(160,310)	(2,136,509)	(167,375)	(2,397,684)

Net increase (decrease)	(118,842)	$(1,573,194)	17,643	$336,225

Total Net Increase (Decrease)	969,686	$14,848,231	924,443	$13,648,807

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Dynamic 2055 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	100,763	$1,434,722	109,862	$1,655,918
Shares issued in reinvestment of distributions	4,304	60,497	9,887	155,902
Shares redeemed	(37,950)	(525,559)	(34,573)	(519,889)

Net increase	67,117	$969,660	85,176	$1,291,931

Investor A
Shares sold and automatic conversion of shares	161,167	$2,183,711	267,843	$4,016,695
Shares issued in reinvestment of distributions	12,707	178,237	39,725	622,770
Shares redeemed	(141,041)	(2,037,376)	(346,288)	(5,263,361)

Net increase (decrease)	32,833	$324,572	(38,720)	$(623,896)

Investor C
Shares sold	22,845	$321,074	29,384	$437,909
Shares issued in reinvestment of distributions	938	13,201	2,994	46,497
Shares redeemed and automatic conversion of shares	(22,372)	(319,950)	(21,106)	(315,539)

Net increase	1,411	$14,325	11,272	$168,867

Class K
Shares sold	794,079	$12,251,590	348,229	$5,361,096
Shares issued in reinvestment of distributions	18,070	257,208	18,491	296,673
Shares redeemed	(119,072)	(1,703,686)	(61,171)	(932,877)

Net increase	693,077	$10,805,112	305,549	$4,724,892

Class R
Shares sold	29,414	$412,159	166,958	$2,553,228
Shares issued in reinvestment of distributions	1,551	21,684	5,785	90,577
Shares redeemed	(52,343)	(720,913)	(105,917)	(1,614,313)

Net increase (decrease)	(21,378)	$(287,070)	66,826	$1,029,492

Total Net Increase	773,060	$11,826,599	430,103	$6,591,286

	Six Months Ended 06/30/20		Period from 10/30/19 (a) to 12/31/19
LifePath Dynamic 2065 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	—	$—	40,001	$400,010
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	(1)	(10)

Net increase	—	$—	40,000	$400,000

Investor A
Shares sold and automatic conversion of shares	2,611	$23,452	40,001	$400,010
Shares issued in reinvestment of distributions	9	83	—	—
Shares redeemed	—	—	(1)	(10)

Net increase (decrease)	2,620	$23,535	40,000	$400,000

Investor C
Shares sold	—	$—	40,001	$400,010
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	—	—	(1)	(10)

Net increase	—	$—	40,000	$400,000

Class K
Shares sold	8,013	$81,230	240,001	$2,400,010
Shares issued in reinvestment of distributions	45	394	0.00	0.00
Shares redeemed	(2,361)	(24,374)	(1)	(10)

Net increase	5,697	$57,250	240,000	$2,400,000

Class R
Shares sold	—	$—	40,001	$400,010
Shares issued in reinvestment of distributions	—	—	0.00	0.00
Shares redeemed	—	—	(1)	(10)

Net increase	—	$—	40,000	$400,000

Total Net Increase	8,317	$80,785	400,000	$4,000,000

(a)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2020, shares of the Funds owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	LifePath Dynamic 2045 Fund	LifePath Dynamic 2055 Fund
Class K	2,003	2,001
Class R	—	2,000

As of June 30, 2020, shares of the Funds owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

LifePath Dynamic 2065 Fund
Institutional	40,000
Investor A	40,000
Investor C	40,000
Class K	240,000
Class R	40,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees of BlackRock Funds III (the “Trust”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock LifePath Dynamic 2025 Fund (“LifePath Dynamic 2025 Fund”), BlackRock LifePath Dynamic 2035 Fund (“LifePath Dynamic 2035 Fund”), BlackRock LifePath Dynamic 2045 Fund (“LifePath Dynamic 2045 Fund”), BlackRock LifePath Dynamic 2055 Fund (“LifePath Dynamic 2055 Fund”) (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	83

Disclosure of Investment Advisory Agreement  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of each Fund’s portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, each of LifePath Dynamic 2035 Fund, LifePath Dynamic 2045 Fund and LifePath Dynamic 2055 Fund ranked in the first, first and second quartiles, respectively, against its Performance Peers.

The Board noted that for the one-, three- and five-year periods reported, LifePath Dynamic 2025 Fund ranked in the second, first, and second quartiles, respectively, against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the varying fee structures for fund of funds can limit the value of advisory fee comparisons.

The Board also noted that LifePath Dynamic 2045 Fund’s and LifePath Dynamic 2055 Fund’s contractual advisory fee rate ranked third out of four funds, and that the actual advisory fee rate and total expense ratio each ranked first out of four funds and in the third quartile, respectively, relative to the Fund’s Expense Peers. Additionally, the Board noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Fund for certain other fees and expenses.

The Board also noted that LifePath Dynamic 2025 Fund’s and LifePath Dynamic 2035 Fund’s contractual advisory fee rate ranked third out of four funds, and that the actual advisory fee rate and total expense ratio each ranked third out of four funds and in the third quartile, respectively, relative to the Fund’s Expense Peers. Additionally, the Board noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Fund for certain other fees and expenses.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement was fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	85

Disclosure of Investment Advisory Agreement  (continued)

At an in-person meeting on November 13, 2019 (the “November Meeting”), the Board of Trustees of BlackRock Funds III (the “Trust”), with respect to of BlackRock LifePath Dynamic 2025 Fund, BlackRock LifePath Dynamic 2035 Fund, BlackRock LifePath Dynamic 2045 Fund, BlackRock LifePath Dynamic 2055 Fund and BlackRock LifePath Dynamic 2065 Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, and the Board of Trustees of Master Investment Portfolio (the “Master Portfolio”), with respect to LifePath Dynamic 2025 Master Portfolio, LifePath Dynamic 2035 Master Portfolio, LifePath Dynamic 2045 Master Portfolio, LifePath Dynamic 2055 Master Portfolio and LifePath Dynamic 2065 Master Portfolio (each, a “Master Fund” and collectively, the “Master Funds”), each a series of the Master Portfolio, approved the conversion of each Fund from a feeder fund that invests its assets into the corresponding Master Fund into a stand-alone fund that makes direct investments. In connection with the conversion, the Board of Directors of the Master Portfolio also approved the termination of each Master Fund.

At the November Meeting, the Board of Directors of the Trust considered the initial approval of the proposed investment advisory agreement between BlackRock Advisors, LLC (the “Manager”) and the Trust, on behalf of each Fund (the “Agreement”). The Board of the Trust was informed that the Agreement was substantively the same as the investment advisory agreement in place at that time between the Manager and the Master Portfolio with respect to each Master Fund (the “Existing Agreement”).

On the date of the November Meeting, the Board of the Trust consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board of the Trust is required to consider the initial approval of the Agreement.

The Board of the Master Portfolio met in person on April 17, 2019 (the “April Meeting”) and on May 14-15, 2019 (the “May Meeting”) to consider the approval of the Existing Agreement on behalf of each Master Fund. Because each Fund was a “feeder” fund that invested all of its investable assets in the corresponding Master Fund, the Board of the Trust also considered the approval of the Existing Agreement with respect to each Master Fund. At the May Meeting, the Board of the Master Portfolio, including the independent board members, approved the continuation of the Existing Agreement with respect to each Master Fund for a one-year term ending June 30, 2020. The Board of the Trust, including the Independent Board Members, also considered the continuation of the Existing Agreement with respect to each Master Fund and found the Existing Agreement to be satisfactory.

The materials reviewed and the factors considered by the Board of the Trust at the November Meeting in connection with approval of the proposed Agreement were substantially the same as the materials reviewed and the factors the Board of the Trust considered at the April Meeting and the May Meeting with respect to consideration of the approval of the Existing Agreement. A discussion of the basis for the Board of the Master Portfolio’s approval and the Board of the Trust’s consideration of the Existing Agreement at the May Meeting is included in the semi-annual shareholder report of each Fund for the period ended June 30, 2019.

Following discussion, at the November Meeting the Board of the Trust, including the Independent Board Members, approved the Agreement between the Manager and the Trust with respect to each Fund for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Trust, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board of the Trust did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Sub-Advisers

BlackRock International Limited

Edinburgh EH3 8BL,

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	87

Additional Information

General Information

Householding

The LifePath Dynamic Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Dynamic Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Dynamic Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The LifePath Dynamic Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Dynamic Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Dynamic Funds voted proxies relating to securities held in the LifePath Dynamic Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

JPY	Japanese Yen

USD	U.S. Dollar

Portfolio Abbreviations

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard and Poor’s

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	89

Want to know more?

blackrock.com    |    800-441-7762.

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the LifePath Dynamic Funds unless preceded or accompanied by the LifePath Dynamic Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPincre-6/20-SAR

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds III

•	BlackRock LifePath® Index Retirement Fund
•	BlackRock LifePath® Index 2025 Fund
•	BlackRock LifePath® Index 2030 Fund
•	BlackRock LifePath® Index 2035 Fund
•	BlackRock LifePath® Index 2040 Fund
•	BlackRock LifePath® Index 2045 Fund
•	BlackRock LifePath® Index 2050 Fund
•	BlackRock LifePath® Index 2055 Fund
•	BlackRock LifePath® Index 2060 Fund
•	BlackRock LifePath® Index 2065 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	BlackRock LifePath® Index Funds

Portfolio Management Commentary

How did each Fund perform?

The Blackrock LifePath® Index Retirement Fund along with the Blackrock LifePath® Index Funds with Target dates of 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and 2065 are referred to as the “LifePath® Index Funds”.

For the six-month period ended June 30, 2020, all of the LifePath® Index Funds’ shares outperformed their respective custom benchmarks across the vintages Retirement, 2025, 2030, 2035 and 2065. For the LifePath® Index Funds with vintages of 2040, 2045, 2050, 2055 and 2060, each LifePath® Index Fund’s Institutional and Class K Shares outperformed their respective custom benchmarks, while each LifePath® Index Fund’s Investor A and Investor P Shares performed in line with the return of their LifePath® Index Fund’s respective custom benchmarks.

What factors influenced performance?

Positive mistracking in the underlying iShares Developed Real Estate Index Fund contributed to relative performance for the LifePath® Index Funds, particularly in the farther-dated funds with larger allocations to equities and equity-like assets. The underlying U.S. Total Bond Index Master Portfolio also added to relative performance, particularly in the shorter-dated vintages with larger allocations to fixed income assets.

Negative mistracking in the underlying iShares Core MSCI Total International Stock ETF represented the main detractor from the LifePath® Index Funds’ performance relative to their custom benchmarks. In addition, the underlying Large Cap Index Master Portfolio exhibited slightly negative mistracking. There was also some negative impact attributed to unit value rounding, misweightings and transaction costs.

Describe recent portfolio activity.

Each LifePath® Index Fund has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath® Index Fund is systematically adjusted to reflect the shareholders’ remaining investment time horizon. During the period, the LifePath® Index Funds were rebalanced in accordance with their updated strategic allocations. Daily cash flows were allocated to the underlying funds and instruments as appropriate.

Describe portfolio positioning at period end.

At period end, each of the LifePath® Index Funds was invested according to its respective strategic allocation benchmark within tolerance limits.

Glide Path Evolution

Under normal circumstances, the asset allocation of each LifePath® Index Fund will change over time according to a predetermined “glide path” as each LifePath® Index Fund approaches its respective target date. The glide path represents the shifting of asset classes over time. Each LifePath® Index Fund’s asset allocations become more conservative prior to retirement as time elapses. This reflects the need for reduced investment risks as retirement approaches and the need for lower volatility of each LifePath® Index Fund, which may be a primary source of income after retirement. As each LifePath® Index Fund approaches its target date, its asset allocation will shift so that each LifePath® Index Fund invests a greater percentage of its assets in fixed-income index funds. The asset allocation targets are established by the portfolio managers. The investment team, including the portfolio managers, meets regularly to assess market conditions, review the asset allocation targets of each LifePath® Index Fund, and determine whether any changes are required to enable each LifePath® Index Fund to achieve its investment objective. Because the BlackRock LifePath® Index Retirement Fund is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain its risk profile.

Although the asset allocation targets listed for the glide path are general, long-term targets, BlackRock Fund Advisors (“BFA” or the “Manager”) may periodically adjust the proportion of equity index funds and fixed-income index funds in each LifePath® Index Fund, based on an assessment of the current market conditions, the potential contribution of each asset class to the expected risk and return characteristics of each LifePath® Index Fund, reallocations of each LifePath® Index Fund’s composition to reflect intra-year movement along the glide path and other factors. In general, such adjustments will be limited; however, BFA may determine that a greater degree of variation is warranted to protect a LifePath® Index Fund or achieve its investment objective.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock LifePath® Index Retirement Fund

Investment Objective

BlackRock LifePath® Index Retirement Fund’s (“LifePath Index Retirement Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes.

On March 2, 2020, the Fund ceased to invest in LifePath Index Retirement Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
07/01/11 to 06/30/12	52.9%	9.1%	N/A	10.9%	23.2%	3.9%
07/01/12 to 06/30/13	52.9	9.1	0.4%	11.8	21.6	4.2
07/01/13 to 06/30/14	52.9	9.1	0.2	12.0	21.3	4.5
07/01/14 to 06/30/15	51.8	8.9	0.5	12.7	22.1	4.0
07/01/15 to 06/30/16	51.2	8.8	0.5	13.2	22.4	3.9
07/01/16 to 06/30/17	51.3	8.8	0.5	13.3	22.1	4.0
07/01/17 to 06/30/18	51.2	8.8	0.5	13.6	21.8	4.1
07/01/18 to 06/30/19	51.8	8.2	1.8	12.6	22.3	3.3
07/01/19 to 06/30/20	52.0	8.0	2.2	12.6	21.9	3.3

(a)	The LifePath Index Fund commenced operations on May 31, 2011.

See “About Fund Performance” on page 25 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.36%	6.44%	N/A	5.50%	N/A	5.55%	N/A
Investor A	1.16	6.13	N/A	5.21	N/A	5.28	N/A
Class K	1.39	6.50	N/A	5.53	N/A	5.58	N/A
Investor P	1.24	6.13	0.56%	5.24	4.11%	5.29	4.67%
LifePath Index Retirement Fund Custom Benchmark(d)	1.04	6.18	N/A	5.58	N/A	5.66	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.75	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.12	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	3.40	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	2.43	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	11.80	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	7.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 25 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index Retirement Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

(c)	The LifePath Index Fund commenced operations on May 31, 2011.
(d)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index Retirement Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Index Retirement Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	40%
Fixed Income Funds	60

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
U.S. Total Bond Index Master Portfolio	52%
Large Cap Index Master Portfolio	22
iShares Core MSCI Total International Stock ETF	13
iShares TIPS Bond ETF	8
Master Small Cap Index Series	3
iShares Developed Real Estate Index Fund — Class K	2

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock LifePath® Index 2025 Fund

Investment Objective

BlackRock LifePath® Index 2025 Fund’s (“LifePath Index 2025 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 2, 2020, the Fund ceased to invest in LifePath Index 2025 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
07/01/11 to 06/30/12	30.9%	4.8%	N/A	20.3%	40.5%	3.5%
07/01/12 to 06/30/13	32.9	5.1	4.8%	18.4	35.6	3.2
07/01/13 to 06/30/14	34.8	5.4	4.7	18.2	33.5	3.4
07/01/14 to 06/30/15	32.6	5.1	5.4	19.4	34.4	3.1
07/01/15 to 06/30/16	31.8	5.1	5.8	19.9	34.4	3.0
07/01/16 to 06/30/17	33.1	5.4	5.7	19.7	33.1	3.0
07/01/17 to 06/30/18	35.9	5.8	4.7	19.5	30.9	3.2
07/01/18 to 06/30/19	37.4	6.7	3.1	19.5	30.2	3.1
07/01/19 to 06/30/20	40.6	7.3	2.4	18.5	28.3	2.9

(a)	The LifePath Index Fund commenced operations on May 31, 2011.

See “About Fund Performance” on page 25 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.79)%	5.17%	N/A	6.08%	N/A	6.39%	N/A
Investor A	(0.91)	4.91	N/A	5.81	N/A	6.13	N/A
Class K	(0.76)	5.29	N/A	6.15	N/A	6.44	N/A
Investor P	(0.89)	4.96	(0.55)%	5.83	4.70%	6.13	5.51%
LifePath Index 2025 Fund Custom Benchmark(d)	(1.03)	4.99	N/A	6.13	N/A	6.49	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.75	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.12	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	3.40	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	2.43	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	11.80	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	7.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 25 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2025 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2025.

(c)	The LifePath Index Fund commenced operations on May 31, 2011.
(d)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2025 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	7

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Index 2025 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	52%
Fixed Income Funds	48

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
U.S. Total Bond Index Master Portfolio	40%
Large Cap Index Master Portfolio	29
iShares Core MSCI Total International Stock ETF	19
iShares TIPS Bond ETF	7
Master Small Cap Index Series	3
iShares Developed Real Estate Index Fund — Class K	2

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock LifePath® Index 2030 Fund

Investment Objective

BlackRock LifePath® Index 2030 Fund’s (“LifePath Index 2030 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 2, 2020, the Fund ceased to invest in LifePath Index 2030 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
07/01/11 to 06/30/12	24.7%	3.6%	N/A	22.9%	45.4%	3.4%
07/01/12 to 06/30/13	26.6	4.0	6.2%	20.4	39.9	2.9
07/01/13 to 06/30/14	28.6	4.2	6.2	20.3	37.7	3.0
07/01/14 to 06/30/15	24.6	3.7	7.5	22.1	39.4	2.7
07/01/15 to 06/30/16	22.7	3.5	8.3	23.0	39.9	2.6
07/01/16 to 06/30/17	24.1	3.8	8.3	22.8	38.5	2.5
07/01/17 to 06/30/18	26.7	4.2	7.6	22.7	36.3	2.5
07/01/18 to 06/30/19	26.8	5.5	4.3	24.6	36.0	2.8
07/01/19 to 06/30/20	29.7	6.2	3.0	24.1	34.5	2.5

(a)	The LifePath Index Fund commenced operations on May 31, 2011.

See “About Fund Performance” on page 25 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(2.52)%	4.17%	N/A	6.30%	N/A	6.71%	N/A
Investor A	(2.71)	3.83	N/A	6.04	N/A	6.44	N/A
Class K	(2.50)	4.23	N/A	6.36	N/A	6.74	N/A
Investor P	(2.72)	3.83	(1.62)%	6.03	4.90%	6.44	5.81%
LifePath Index 2030 Fund Custom Benchmark(d)	(2.79)	3.94	N/A	6.33	N/A	6.79	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.75	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.12	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	3.40	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	2.43	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	11.80	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	7.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 25 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2030 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2030.

(c)	The LifePath Index Fund commenced operations on May 31, 2011.
(d)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2030 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	9

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Index 2030 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	64%
Fixed Income Funds	36

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Large Cap Index Master Portfolio	35%
U.S. Total Bond Index Master Portfolio	29
iShares Core MSCI Total International Stock ETF	24
iShares TIPS Bond ETF	6
iShares Developed Real Estate Index Fund — Class K	3
Master Small Cap Index Series	3

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock LifePath® Index 2035 Fund

Investment Objective

BlackRock LifePath® Index 2035 Fund’s (“LifePath Index 2035 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 2, 2020, the Fund ceased to invest in LifePath Index 2035 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
07/01/11 to 06/30/12	19.1%	2.5%	N/A	25.3%	49.8%	3.3%
07/01/12 to 06/30/13	21.1	2.8	7.4%	22.2	43.8	2.7
07/01/13 to 06/30/14	23.1	3.0	7.6	22.2	41.4	2.7
07/01/14 to 06/30/15	17.3	2.3	9.3	24.6	44.1	2.4
07/01/15 to 06/30/16	14.0	2.0	10.6	26.0	45.2	2.2
07/01/16 to 06/30/17	15.4	2.3	10.9	25.7	43.7	2.0
07/01/17 to 06/30/18	17.9	2.6	10.4	25.7	41.5	1.9
07/01/18 to 06/30/19	17.2	4.0	5.5	29.2	41.5	2.6
07/01/19 to 06/30/20	19.5	4.9	3.6	29.5	40.5	2.0

(a)	The LifePath Index Fund commenced operations on May 31, 2011.

See “About Fund Performance” on page 25 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(4.18)%	3.18%	N/A	6.51%	N/A	6.97%	N/A
Investor A	(4.31)	2.86	N/A	6.25	N/A	6.69	N/A
Class K	(4.10)	3.23	N/A	6.57	N/A	7.01	N/A
Investor P	(4.30)	2.91	(2.50)%	6.25	5.11%	6.71	6.08%
LifePath Index 2035 Fund Custom Benchmark(d)	(4.39)	2.96	N/A	6.51	N/A	7.05	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.75	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.12	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	3.40	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	2.43	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	11.80	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	7.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 25 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2035 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2035.

(c)	The LifePath Index Fund commenced operations on May 31, 2011.
(d)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2035 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	11

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Index 2035 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	76%
Fixed Income Funds	24

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Large Cap Index Master Portfolio	41%
iShares Core MSCI Total International Stock ETF	29
U.S. Total Bond Index Master Portfolio	19
iShares TIPS Bond ETF	5
iShares Developed Real Estate Index Fund — Class K	4
Master Small Cap Index Series	2

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock LifePath® Index 2040 Fund

Investment Objective

BlackRock LifePath® Index 2040 Fund’s (“LifePath Index 2040 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 2, 2020, the Fund ceased to invest in LifePath Index 2040 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
07/01/11 to 06/30/12	14.1%	1.4%	N/A	27.4%	53.8%	3.3%
07/01/12 to 06/30/13	16.1	1.6	8.6%	23.9	47.4	2.4
07/01/13 to 06/30/14	18.2	1.9	8.8	23.9	44.8	2.4
07/01/14 to 06/30/15	10.9	1.2	11.1	26.8	47.8	2.2
07/01/15 to 06/30/16	6.2	0.8	13.0	28.6	49.4	2.0
07/01/16 to 06/30/17	7.6	1.0	13.2	28.4	48.2	1.6
07/01/17 to 06/30/18	10.0	1.3	12.9	28.4	46.0	1.4
07/01/18 to 06/30/19	8.8	2.5	6.6	33.4	46.3	2.4
07/01/19 to 06/30/20	10.6	3.2	4.1	34.4	46.0	1.7

(a)	The LifePath Index Fund commenced operations on May 31, 2011.

See “About Fund Performance” on page 25 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(5.72)%	2.15%	N/A	6.66%	N/A	7.20%	N/A
Investor A	(5.85)	1.83	N/A	6.39	N/A	6.92	N/A
Class K	(5.69)	2.20	N/A	6.71	N/A	7.24	N/A
Investor P	(5.85)	1.89	(3.46)%	6.39	5.25%	6.93	6.30%
LifePath Index 2040 Fund Custom Benchmark(d)	(5.88)	2.03	N/A	6.65	N/A	7.27	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.75	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.12	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	3.40	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	2.43	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	11.80	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	7.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 25 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2040 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2040.

(c)	The LifePath Index Fund commenced operations on May 31, 2011.
(d)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2040 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	13

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Index 2040 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	86%
Fixed Income Funds	14

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Large Cap Index Master Portfolio	47%
iShares Core MSCI Total International Stock ETF	34
U.S. Total Bond Index Master Portfolio	10
iShares Developed Real Estate Index Fund - Class K	4
iShares TIPS Bond ETF	3
Master Small Cap Index Series	2

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock LifePath® Index 2045 Fund

Investment Objective

BlackRock LifePath® Index 2045 Fund’s (“LifePath Index 2045 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 2, 2020, the Fund ceased to invest in LifePath Index 2045 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
07/01/11 to 06/30/12	9.8%	N/A	N/A	29.5%	57.5%	3.2%
07/01/12 to 06/30/13	12.1	N/A	9.6%	25.4	50.7	2.2
07/01/13 to 06/30/14	14.5	N/A	9.9	25.5	48.0	2.1
07/01/14 to 06/30/15	7.3	0.1%	12.4	28.2	49.9	2.1
07/01/15 to 06/30/16	2.1	0.2	14.4	30.1	51.3	1.9
07/01/16 to 06/30/17	2.6	0.3	15.0	30.4	50.1	1.6
07/01/17 to 06/30/18	3.8	0.4	15.2	30.7	48.7	1.2
07/01/18 to 06/30/19	3.2	1.0	7.4	36.6	49.5	2.3
07/01/19 to 06/30/20	4.2	1.6	4.5	38.2	50.1	1.4

(a)	The LifePath Index Fund commenced operations on May 31, 2011.

See “About Fund Performance” on page 25 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.65)%	1.54%	N/A	6.77%	N/A	7.35%	N/A
Investor A	(6.78)	1.29	N/A	6.49	N/A	7.09	N/A
Class K	(6.68)	1.52	N/A	6.81	N/A	7.41	N/A
Investor P	(6.83)	1.20	(4.11)%	6.49	5.34%	7.08	6.45%
LifePath Index 2045 Fund Custom Benchmark(d)	(6.83)	1.43	N/A	6.72	N/A	7.44	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.75	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.12	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	3.40	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	2.43	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	11.80	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	7.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 25 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2045 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2045.

(c)	The LifePath Index Fund commenced operations on May 31, 2011.
(d)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2045 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	15

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Index 2045 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	94%
Fixed Income Funds	6

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Large Cap Index Master Portfolio	50%
iShares Core MSCI Total International Stock ETF	38
iShares Developed Real Estate Index Fund — Class K	5
U.S. Total Bond Index Master Portfolio	4
Master Small Cap Index Series	2
iShares TIPS Bond ETF	1

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock LifePath® Index 2050 Fund

Investment Objective

BlackRock LifePath® Index 2050 Fund’s (“LifePath Index 2050 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 2, 2020, the Fund ceased to invest in LifePath Index 2050 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. TIPS Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
07/01/11 to 06/30/12	4.4%	N/A	N/A	31.5%	60.8%	3.3%
07/01/12 to 06/30/13	6.8	N/A	10.6%	26.9	53.7	2.0
07/01/13 to 06/30/14	9.2	N/A	11.0	27.0	51.0	1.8
07/01/14 to 06/30/15	4.8	N/A	13.0	29.0	51.1	2.1
07/01/15 to 06/30/16	1.0	N/A	14.8	30.6	51.5	2.0
07/01/16 to 06/30/17	1.0	N/A	15.6	31.1	50.7	1.6
07/01/17 to 06/30/18	1.1	N/A	16.1	31.7	50.0	1.1
07/01/18 to 06/30/19	0.9	0.2%	7.6	38.1	50.8	2.4
07/01/19 to 06/30/20	1.2	0.4	4.8	40.1	52.2	1.3

(a)	The LifePath Index Fund commenced operations on May 31, 2011.

See “About Fund Performance” on page 25 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(7.12)%	1.18%	N/A	6.75%	N/A	7.47%	N/A
Investor A	(7.20)	0.93	N/A	6.49	N/A	7.21	N/A
Class K	(7.10)	1.23	N/A	6.80	N/A	7.52	N/A
Investor P	(7.27)	0.92	(4.38)%	6.49	5.34%	7.21	6.58%
LifePath Index 2050 Fund Custom Benchmark(d)	(7.24)	1.16	N/A	6.73	N/A	7.56	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.75	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.12	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	3.40	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	2.43	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	11.80	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	7.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 25 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2050 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2050.

(c)	The LifePath Index Fund commenced operations on May 31, 2011.
(d)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2050 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	17

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Index 2050 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	98%
Fixed Income Funds	2

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Large Cap Index Master Portfolio	52%
iShares Core MSCI Total International Stock ETF	40
iShares Developed Real Estate Index Fund — Class K	5
Master Small Cap Index Series	2
U.S. Total Bond Index Master Portfolio	1

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock LifePath® Index 2055 Fund

Investment Objective

BlackRock LifePath® Index 2055 Fund’s (“LifePath Index 2055 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 2, 2020, the Fund ceased to invest in LifePath Index 2055 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. TIPS Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
07/01/11 to 06/30/12	1.0%	N/A	N/A	33.9%	58.7%	6.4%
07/01/12 to 06/30/13	1.6	N/A	11.9%	28.3	56.2	2.0
07/01/13 to 06/30/14	4.0	N/A	12.5	28.5	53.2	1.8
07/01/14 to 06/30/15	2.7	N/A	13.5	29.6	52.2	2.0
07/01/15 to 06/30/16	1.0	N/A	14.8	30.6	51.6	2.0
07/01/16 to 06/30/17	1.0	N/A	15.6	31.1	50.7	1.6
07/01/17 to 06/30/18	1.0	N/A	16.2	31.9	49.7	1.2
07/01/18 to 06/30/19	0.9	0.1%	7.6	38.2	50.8	2.4
07/01/19 to 06/30/20	0.8	0.2	4.8	40.5	52.4	1.3

(a)	The LifePath Index Fund commenced operations on May 31, 2011.

See “About Fund Performance” on page 25 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(7.13)%	1.16%	N/A	6.77%	N/A	7.60%	N/A
Investor A	(7.27)	0.92	N/A	6.51	N/A	7.33	N/A
Class K	(7.16)	1.22	N/A	6.82	N/A	7.65	N/A
Investor P	(7.26)	0.95	(4.35)%	6.50	5.36%	7.33	6.70%
LifePath Index 2055 Fund Custom Benchmark(d)	(7.28)	1.14	N/A	6.73	N/A	7.65	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.30	N/A	3.75	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	3.75	N/A	3.12	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.27	N/A	3.40	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	2.30	N/A	2.43	N/A
Russell 1000® Index	(2.81)	7.48	N/A	10.47	N/A	11.80	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	4.29	N/A	7.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 25 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2055 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2055.

(c)	The LifePath Index Fund commenced operations on May 31, 2011.
(d)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2055 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	19

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Index 2055 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	99%
Fixed Income Funds	1

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Large Cap Index Master Portfolio	52%
iShares Core MSCI Total International Stock ETF	40
iShares Developed Real Estate Index Fund — Class K	5
Master Small Cap Index Series	1
U.S. Total Bond Index Master Portfolio	1

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock LifePath® Index 2060 Fund

Investment Objective

BlackRock LifePath® Index 2060 Fund’s (“LifePath Index 2060 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 2, 2020, the Fund ceased to invest in LifePath Index 2060 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. TIPS Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
07/01/16 to 06/30/17	1.0%	N/A	15.6%	31.1%	50.7%	1.6%
07/01/17 to 06/30/18	1.0	N/A	16.2	31.9	49.7	1.2
07/01/18 to 06/30/19	0.9	0.1%	7.6	38.2	50.8	2.4
07/01/19 to 06/30/20	0.9	0.1	4.8	40.5	52.4	1.3

(a)	The LifePath Index Fund commenced operations on February 29, 2016.

See “About Fund Performance” on page 25 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(7.12)%	1.16%	N/A	10.16%	N/A
Investor A	(7.25)	0.92	N/A	9.88	N/A
Class K	(7.17)	1.20	N/A	10.21	N/A
Investor P	(7.31)	0.94	(4.36)%	9.90	8.55%
LifePath Index 2060 Fund Custom Benchmark(d)	(7.28)	1.14	N/A	10.08	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	8.74	N/A	4.32	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	8.28	N/A	4.15	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(16.25)	N/A	1.82	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(4.74)	N/A	6.84	N/A
Russell 1000® Index	(2.81)	7.48	N/A	13.83	N/A
Russell 2000® Index	(12.98)	(6.63)	N/A	9.51	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 25 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

LifePath Index 2060 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2060.

(c)	The LifePath Index Fund commenced operations on February 29, 2016.
(d)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2060 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	21

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Index 2060 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	99%
Fixed Income Funds	1

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Large Cap Index Master Portfolio	52%
iShares Core MSCI Total International Stock ETF	40
iShares Developed Real Estate Index Fund — Class K	5
Master Small Cap Index Series	1
U.S. Total Bond Index Master Portfolio	1

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020	BlackRock LifePath® Index 2065 Fund

Investment Objective

BlackRock LifePath® Index 2065 Fund’s (“LifePath Index 2065 Fund” or the “LifePath Index Fund”) investment objective is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the LifePath Index Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

On March 2, 2020, the Fund ceased to invest in LifePath Index 2065 Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund.

The LifePath Index Fund’s custom benchmark consists of the following:

Period (a)	Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. TIPS Index (Series-L)	FTSE EPRA Nareit Developed Index	MSCI ACWI ex-USA IMI Index	Russell 1000® Index	Russell 2000® Index
10/31/19 to 06/30/20	1.0%	N/A	4.8%	40.5%	52.4%	1.3%

(a)	The LifePath Index Fund commenced operations on October 30, 2019.

See “About Fund Performance” on page 25 for descriptions of the indexes.

Performance Summary for the Period Ended June 30, 2020

		Total Returns (a)(b)
		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sale charge
Institutional	(6.73)%	(1.40)%	N/A
Investor A	(6.85)	(1.57)	N/A
Class K	(6.72)	(1.38)	N/A
Investor P	(6.80)	(1.52)	(6.65)%
LifePath Index 2065 Fund Custom Benchmark(d)	(7.28)	(2.01)	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	6.14	6.57	N/A
Bloomberg Barclays U.S. TIPS Index (Series-L)	6.01	7.15	N/A
FTSE EPRA Nareit Developed Index	(21.33)	(21.74)	N/A
MSCI ACWI ex-USA IMI Index	(11.24)	(6.30)	N/A
Russell 1000® Index	(2.81)	3.43	N/A
Russell 2000® Index	(12.98)	(7.39)	N/A

(a)

Assuming maximum sales charges, if any. Aggregate total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 25 for a detailed description of share classes, including any related sales charges and fees.

(b)

LifePath Index 2065 Fund normally invests its assets in underlying funds according to an asset allocation strategy designed for investors planning to retire or begin withdrawing assets around the year 2065.

(c)	The LifePath Index Fund commenced operations on October 30, 2019.
(d)

The LifePath Index Fund compares its performance to that of a customized weighted index (the “LifePath Index 2065 Fund Custom Benchmark”) comprised of the indexes indicated above, which reflects the investment adviser’s changes to the benchmark’s weightings over time. The investment adviser adjusts the weightings of these indexes periodically based upon its evaluation and adjustment of the LifePath Index Fund’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	23

Fund Summary as of June 30, 2020 (continued)	BlackRock LifePath® Index 2065 Fund

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Equity Funds	98%
Fixed Income Funds	1
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

TEN LARGEST HOLDINGS

Holdings	Percent of Net Assets
Large Cap Index Master Portfolio	52%
iShares Core MSCI Total International Stock ETF	40
iShares Developed Real Estate Index Fund - Class K	5
Master Small Cap Index Series	2
U.S. Total Bond Index Master Portfolio	1

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the LifePath Index Funds’ distributor to offer such shares. Except with respect to LifePath Index 2065 Fund, Investor P Shares performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors (“BFA” or the “Manager”) and BlackRock Advisors, LLC (“BAL” or the “Administrator”), LifePath Index Fund’s Manager and Administrator respectively, has contractually agreed to waive and/or reimburse a portion of each LifePath Index Fund’s expenses. Without such waivers and/or reimbursements, each LifePath Index Fund’s performance would have been lower. With respect to each LifePath Index Fund’s contractual waivers, the Manager and Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The LifePath Index Funds’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Index Fund’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Index Funds’ custom benchmarks are adjusted quarterly to reflect the LifePath Index Fund’s changing asset allocations over time. As of June 30, 2020, the following indexes are used to calculate the LifePath Index Funds’ custom benchmarks: Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index (Series-L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex-USA IMI Index, Russell 1000® Index and Russell 2000® Index.

The Bloomberg Barclays U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity. The Bloomberg Barclays U.S. TIPS Index (Series-L) is a market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury. The FTSE EPRA Nareit Developed Index is a global market capitalization weighted index composed of listed real estate securities from developed market countries in North America, Europe, and Asia. The MSCI ACWI ex-USA IMI Index is a free float-adjusted market capitalization weighted index that measures the equity market performance of the developed (excluding the U.S.) and emerging investable market universe. The Russell 1000® Index is an index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The Russell 1000® Index represents approximately 92% of the total market capitalization of the Russell 3000® Index. The Russell 2000® Index is an unmanaged index that is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that Index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Disclosure of Expenses

Shareholders of each LifePath Index Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) are intended to assist shareholders both in calculating expenses based on an investment in each LifePath Index Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their LifePath Index Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each LifePath Index Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these LifePath Index Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE	25

Disclosure of Expenses  (continued)

Expense Examples

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio

LifePath Index Retirement Fund
Institutional	$1,000.00	$1,013.60	$0.55	$1,000.00	$1,024.32	$0.55	0.11%
Investor A	1,000.00	1,011.60	1.80	1,000.00	1,023.07	1.81	0.36
Class K	1,000.00	1,013.90	0.30	1,000.00	1,024.56	0.30	0.06
Investor P	1,000.00	1,012.40	1.80	1,000.00	1,023.07	1.81	0.36

LifePath Index 2025 Fund
Institutional	$1,000.00	$992.10	$0.54	$1,000.00	$1,024.32	$0.55	0.11%
Investor A	1,000.00	990.90	1.78	1,000.00	1,023.07	1.81	0.36
Class K	1,000.00	992.40	0.30	1,000.00	1,024.56	0.30	0.06
Investor P	1,000.00	991.10	1.78	1,000.00	1,023.07	1.81	0.36

LifePath Index 2030 Fund
Institutional	$1,000.00	$974.80	$0.49	$1,000.00	$1,024.37	$0.50	0.10%
Investor A	1,000.00	972.90	1.72	1,000.00	1,023.12	1.76	0.35
Class K	1,000.00	975.00	0.25	1,000.00	1,024.61	0.25	0.05
Investor P	1,000.00	972.80	1.72	1,000.00	1,023.12	1.76	0.35

LifePath Index 2035 Fund
Institutional	$1,000.00	$958.20	$0.49	$1,000.00	$1,024.37	$0.50	0.10%
Investor A	1,000.00	956.90	1.70	1,000.00	1,023.12	1.76	0.35
Class K	1,000.00	959.00	0.24	1,000.00	1,024.61	0.25	0.05
Investor P	1,000.00	957.00	1.70	1,000.00	1,023.12	1.76	0.35

LifePath Index 2040 Fund
Institutional	$1,000.00	$942.80	$0.48	$1,000.00	$1,024.37	$0.50	0.10%
Investor A	1,000.00	941.50	1.69	1,000.00	1,023.12	1.76	0.35
Class K	1,000.00	943.10	0.24	1,000.00	1,024.61	0.25	0.05
Investor P	1,000.00	941.50	1.69	1,000.00	1,023.12	1.76	0.35

LifePath Index 2045 Fund
Institutional	$1,000.00	$933.50	$0.48	$1,000.00	$1,024.37	$0.50	0.10%
Investor A	1,000.00	932.20	1.68	1,000.00	1,023.12	1.76	0.35
Class K	1,000.00	933.20	0.24	1,000.00	1,024.61	0.25	0.05
Investor P	1,000.00	931.70	1.68	1,000.00	1,023.12	1.76	0.35

LifePath Index 2050 Fund
Institutional	$1,000.00	$928.80	$0.48	$1,000.00	$1,024.37	$0.50	0.10%
Investor A	1,000.00	928.00	1.68	1,000.00	1,023.12	1.76	0.35
Class K	1,000.00	929.00	0.24	1,000.00	1,024.61	0.25	0.05
Investor P	1,000.00	927.30	1.68	1,000.00	1,023.12	1.76	0.35

LifePath Index 2055 Fund
Institutional	$1,000.00	$928.70	$0.43	$1,000.00	$1,024.42	$0.45	0.09%
Investor A	1,000.00	927.30	1.63	1,000.00	1,023.17	1.71	0.34
Class K	1,000.00	928.40	0.19	1,000.00	1,024.66	0.20	0.04
Investor P	1,000.00	927.40	1.63	1,000.00	1,023.17	1.71	0.34

LifePath Index 2060 Fund
Institutional	$1,000.00	$928.80	$0.43	$1,000.00	$1,024.42	$0.45	0.09%
Investor A	1,000.00	927.50	1.63	1,000.00	1,023.17	1.71	0.34
Class K	1,000.00	928.30	0.19	1,000.00	1,024.66	0.20	0.04
Investor P	1,000.00	926.90	1.92	1,000.00	1,022.87	2.01	0.40

LifePath Index 2065 Fund
Institutional	$1,000.00	$932.70	$0.34	$1,000.00	$1,024.51	$0.35	0.07%
Investor A	1,000.00	931.50	1.63	1,000.00	1,023.17	1.71	0.34
Class K	1,000.00	932.80	0.14	1,000.00	1,024.71	0.15	0.03
Investor P	1,000.00	932.00	1.59	1,000.00	1,023.22	1.66	0.33

(a)

For each class of a LifePath Index Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because each LifePath Index Fund invested all of its assets in its respective LifePath Index Master Portfolio prior to March 2, 2020, the expense example reflects the net expenses of both the LifePath Index Fund and the LifePath Index Master Portfolio in which it invested for a portion of the period.

(b)	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 25 for further information on how expenses were calculated.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Index Retirement Fund (Percentages shown are based on Net Assets)

Security	Shares/Investment Value	Value

Affiliated Investment Companies(b) — 99.8%

Equity Funds — 40.4%
iShares Core MSCI Total International Stock ETF	18,321,343	$998,879,620
iShares Developed Real Estate Index Fund — Class K	20,460,833	176,576,988
Large Cap Index Master Portfolio	$1,734,311,387	1,734,311,387
Master Small Cap Index Series	$267,891,100	267,891,100

		3,177,659,095

Fixed Income Funds — 59.4%
iShares TIPS Bond ETF	5,044,839	620,515,197
U.S. Total Bond Index Master Portfolio	$4,055,593,457	4,055,593,457

		4,676,108,654

Security	Shares	Value

Short-Term Securities — 0.0%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	14,885	$14,885

Total Affiliated Investment Companies — 99.8% (Cost — $6,997,778,725)		7,853,782,634

Other Assets Less Liabilities — 0.2%		13,643,832

Net Assets — 100.0%		$7,867,426,466

(a)	Annualized 7-day yield as of period end.

(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	—		—		—		—	$—	$17,385	(c)	$528	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	13,511,588	(d)	—		(13,496,703	)(e)	14,885	14,885	47,027		—	—
iShares Core MSCI Total International Stock ETF	15,808,802	(d)	3,766,376	(f)	(1,253,835	)(g)	18,321,343	998,879,620	10,020,379		(8,650,928)	(92,876,806)
iShares Developed Real Estate Index Fund — Class K	15,414,657	(d)	5,369,442	(f)	(323,266	)(g)	20,460,833	176,576,988	1,361,920		(973,023)	(33,405,973)
iShares TIPS Bond ETF	5,337,745	(d)	247,775	(f)	(540,681	)(g)	5,044,839	620,515,197	2,994,933		1,004,527	31,074,144
Large Cap Index Master Portfolio	$1,737,789,980	(d)	$—		$(3,478,593	)(e)	$1,734,311,387	1,734,311,387	16,616,494		(27,325,134)	(107,605,027)
Master Small Cap Index Series	$265,071,806	(d)	$2,819,294	(e)	$—		$267,891,100	267,891,100	1,238,598		2,774,035	(58,461,825)
U.S. Total Bond Index Master Portfolio	$4,063,455,945	(d)	$—		$(7,862,488	)(e)	$4,055,593,457	4,055,593,457	52,013,237		26,786,721	274,673,352

								$7,853,782,634	$84,309,973		$(6,383,274)	$13,397,865

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by Fund.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares/investment value held by the LifePath Index Master Portfolio as of December 31, 2019.
(e)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Index Master Portfolio
(f)	Represents shares purchased by the Fund and the LifePath Index Master Portfolio
(g)	Represents shares sold by the Fund and the LifePath Index Master Portfolio.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Index Retirement Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$1,795,971,805	$—	$—	$1,795,971,805
Short-Term Securities	14,885	—	—	14,885

Subtotal	$1,795,986,690	$—	$—	$1,795,986,690

Investments Valued at NAV(a)				6,057,795,944

Total Investments				$7,853,782,634

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Index 2025 Fund (Percentages shown are based on Net Assets)

Security	Shares/Investment Value	Value

Affiliated Investment Companies(b) — 100.0%

Equity Funds — 52.4%
iShares Core MSCI Total International Stock ETF	16,755,674	$913,519,347
iShares Developed Real Estate Index Fund — Class K	13,365,744	115,346,374
Large Cap Index Master Portfolio	$1,397,017,510	1,397,017,510
Master Small Cap Index Series	$149,193,805	149,193,805

		2,575,077,036

Fixed Income Funds — 47.4%
iShares TIPS Bond ETF	2,856,403	351,337,569
U.S. Total Bond Index Master Portfolio	$1,978,909,760	1,978,909,760

		2,330,247,329

Security	Shares	Value

Short-Term Securities — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	9,507,365	$9,507,365

Total Affiliated Investment Companies — 100.0% (Cost — $4,432,580,961)		4,914,831,730

Liabilities in Excess of Other Assets — (0.0)%		(1,392,550)

Net Assets — 100.0%		$4,913,439,180

(a)	Annualized 7-day yield as of period end.

(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	16,280,625	(c)	—		(16,280,625	)(d)	—	$—	$7,045	(e)	$3,371	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	17,412,435	(c)	—		(7,905,070	)(f)	9,507,365	9,507,365	52,537		—	—
iShares Core MSCI Total International Stock ETF	14,073,602	(c)	3,623,729	(g)	(941,657)		16,755,674	913,519,347	9,229,512		(9,153,208)	(90,633,285)
iShares Developed Real Estate Index Fund — Class K	10,216,687	(c)	3,328,119	(g)	(179,062	)(h)	13,365,744	115,346,374	924,146		(274,544)	(22,972,628)
iShares TIPS Bond ETF	2,753,755	(c)	427,559	(g)	(324,911	)(h)	2,856,403	351,337,569	1,606,576		273,373	17,116,173
Large Cap Index Master Portfolio	$1,325,331,185	(c)	$71,686,325	(f)	$—		$1,397,017,510	1,397,017,510	13,113,210		(21,714,345)	(67,534,753)
Master Small Cap Index Series	$139,303,151	(c)	$9,890,654	(f)	$—		$149,193,805	149,193,805	676,523		1,601,948	(30,042,315)
U.S. Total Bond Index Master Portfolio	$1,735,817,461	(c)	$243,092,299	(f)	$—		$1,978,909,760	1,978,909,760	23,518,519		12,095,052	131,402,689

								$4,914,831,730	$49,128,068		$(17,168,353)	$(62,664,119)

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.
(c)	Represents shares/investment value held by the LifePath Index Master Portfolio as of December 31, 2019.
(d)	Represents net shares/investment value purchased (sold) by the LifePath Index Master Portfolio.
(e)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Index Master Portfolio.
(g)	Represents shares purchased by the Fund and the LifePath Index Master Portfolio.
(h)	Represents shares sold by the Fund and the LifePath Index Master Portfolio

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Index 2025 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$1,380,203,290	$—	$—	$1,380,203,290
Short-Term Securities	9,507,365	—	—	9,507,365

Subtotal	$1,389,710,655	$—	$—	$1,389,710,655

Investments Valued at NAV(a)				3,525,121,075

Total Investments				$4,914,831,730

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Index 2030 Fund (Percentages shown are based on Net Assets)

Security	Shares/Investment Value	Value

Affiliated Investment Companies(b) — 100.0%

Equity Funds — 64.3%
iShares Core MSCI Total International Stock ETF	34,946,562	$1,905,286,560
iShares Developed Real Estate Index Fund — Class K	27,402,300	236,481,855
Large Cap Index Master Portfolio	$2,746,497,808	2,746,497,808
Master Small Cap Index Series	$208,084,818	208,084,818

		5,096,351,041

Fixed Income Funds — 35.5%
iShares TIPS Bond ETF	3,927,541	483,087,543
U.S. Total Bond Index Master Portfolio	$2,328,931,898	2,328,931,898

		2,812,019,441

Security	Shares	Value

Short-Term Securities — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	15,526,949	$15,526,949

Total Affiliated Investment Companies — 100.0% (Cost — $7,164,891,181)		7,923,897,431

Liabilities in Excess of Other Assets — (0.0)%		(1,208,367)

Net Assets — 100.0%		$7,922,689,064

(a)	Annualized 7-day yield as of period end.

(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuers	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	44,319,895	(c)	—		(44,319,895	)(d)	—	$—	$4,759	(e)	$26	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	23,229,450	(c)	—		(7,702,501	)(f)	15,526,949	15,526,949	73,987		—	—
iShares Core MSCI Total International Stock ETF	31,562,193	(c)	4,786,160	(g)	(1,401,791)		34,946,562	1,905,286,560	19,260,611		(11,512,691)	(216,255,588)
iShares Developed Real Estate Index Fund — Class K	21,819,496	(c)	5,636,495	(g)	(53,691)		27,402,300	236,481,855	1,803,768		(202,140)	(50,122,574)
iShares TIPS Bond ETF	4,056,402	(c)	411,947	(g)	(540,808)		3,927,541	483,087,543	2,249,938		848,668	23,669,071
Large Cap Index Master Portfolio	$2,782,798,842	(c)	$—		$(36,301,034	)(f)	$2,746,497,808	2,746,497,808	26,352,148		(42,859,927)	(125,325,874)
Master Small Cap Index Series	$215,331,988	(c)	$—		$(7,247,170	)(f)	$208,084,818	208,084,818	1,015,336		2,068,585	(52,581,372)
U.S. Total Bond Index Master Portfolio	$2,122,135,033	(c)	$206,796,865	(f)	$—		$2,328,931,898	2,328,931,898	27,843,936		14,273,973	169,832,456

								$7,923,897,431	$78,604,483		$(37,383,506)	$(250,783,881)

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.
(c)	Represents shares/investment value held by the LifePath Index Master Portfolio as of December 31, 2019.
(d)	Represents net shares/investment value purchased (sold) by the LifePath Index Master Portfolio.
(e)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Index Master Portfolio.
(g)	Represents shares purchased by the Fund and the LifePath Index Master Portfolio

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Index 2030 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$2,624,855,958	$—	$—	$2,624,855,958
Short-Term Securities	15,526,949	—	—	15,526,949

Subtotal	$2,640,382,907	$—	$—	$2,640,382,907

Investments Valued at NAV(a)				5,283,514,524

Total Investments				$7,923,897,431

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Index 2035 Fund (Percentages shown are based on Net Assets)

Security	Shares/Investment Value	Value

Affiliated Investment Companies(b) — 99.9%

Equity Funds — 75.7%
iShares Core MSCI Total International Stock ETF	23,480,067	$1,280,133,253
iShares Developed Real Estate Index Fund — Class K	18,147,012	156,608,704
Large Cap Index Master Portfolio	$1,774,191,522	1,774,191,522
Master Small Cap Index Series	$98,220,485	98,220,485

		3,309,153,964

Fixed Income Funds — 24.0%
iShares TIPS Bond ETF	1,698,308	208,891,884
U.S. Total Bond Index Master Portfolio	$838,809,331	838,809,331

		1,047,701,215

Security	Shares	Value

Short-Term Securities — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	6,765,590	$6,765,590

Total Affiliated Investment Companies — 99.9% (Cost — $3,939,751,286)		4,363,620,769

Other Assets Less Liabilities — 0.1%		4,861,545

Net Assets — 100.0%		$4,368,482,314

(a)	Annualized 7-day yield as of period end.

(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	21,576,681	(c)	—		(21,576,681	)(d)	—	$—	$9,038	(e)	$3,816	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	11,982,921	(c)	—		(5,217,331	)(f)	6,765,590	6,765,590	51,220		—	—
iShares Core MSCI Total International Stock ETF	19,972,829	(c)	4,188,721	(g)	(681,483)		23,480,067	1,280,133,253	12,801,270		(6,589,169)	(139,309,309)
iShares Developed Real Estate Index Fund — Class K	13,541,220	(c)	4,762,230	(g)	(156,438)		18,147,012	156,608,704	1,204,253		(374,203)	(31,094,758)
iShares TIPS Bond ETF	1,633,849	(c)	293,981	(g)	(229,522)		1,698,308	208,891,884	936,390		202,048	10,041,664
Large Cap Index Master Portfolio	$1,691,016,615	(c)	$83,174,907	(f)	$—		$1,774,191,522	1,774,191,522	16,509,011		(27,052,624)	(45,108,775)
Master Small Cap Index Series	$100,199,137	(c)	$—		$(1,978,652	)(f)	$98,220,485	98,220,485	482,397		962,132	(22,933,272)
U.S. Total Bond Index Master Portfolio	$703,226,470	(c)	$135,582,861	(f)	$—		$838,809,331	838,809,331	9,654,676		4,955,730	61,405,465

								$4,363,620,769	$41,648,255		$(27,892,270)	$(166,998,985)

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.
(c)	Represents shares/investment value held by the LifePath Index Master Portfolio as of December 31, 2019.
(d)	Represents net shares/investment value purchased (sold) by the LifePath Index Master Portfolio.
(e)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Index Master Portfolio.
(g)	Represents shares purchased by the Fund and the LifePath Index Master Portfolio.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Index 2035 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$1,645,633,841	$—	$—	$1,645,633,841
Short-Term Securities	6,765,590	—	—	6,765,590

Subtotal	$1,652,399,431	$—	$—	$1,652,399,431

Investments Valued at NAV(a)				2,711,221,338

Total Investments				$4,363,620,769

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Index 2040 Fund (Percentages shown are based on Net Assets)

Security	Shares/Investment Value	Value

Affiliated Investment Companies(b) — 99.7%

Equity Funds — 86.2%
iShares Core MSCI Total International Stock ETF	38,763,125	$2,113,365,575
iShares Developed Real Estate Index Fund — Class K	29,593,673	255,393,402
Large Cap Index Master Portfolio	$2,858,232,902	2,858,232,902
Master Small Cap Index Series	$113,388,145	113,388,145

		5,340,380,024

Fixed Income Funds — 13.3%
iShares TIPS Bond ETF	1,554,385	191,189,355
U.S. Total Bond Index Master Portfolio	$630,974,451	630,974,451

		822,163,806

Security	Shares	Value

Short-Term Securities — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	11,914,752	$11,914,752

Total Affiliated Investment Companies — 99.7% (Cost — $5,625,653,279 )		6,174,458,582

Other Assets Less Liabilities — 0.3%		20,464,895

Net Assets — 100.0%		$6,194,923,477

(a)	Annualized 7-day yield as of period end.

(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	—	(c)	—		—		—	$—	$9,709	(d)	$2,087	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	18,155,509	(c)	—		(6,240,757	)(e)	11,914,752	11,914,752	60,008		—	—
iShares Core MSCI Total International Stock ETF	35,066,941	(c)	4,634,532	(f)	(938,348)		38,763,125	2,113,365,575	21,062,683		(7,789,606)	(251,613,476)
iShares Developed Real Estate Index Fund — Class K	23,378,698	(c)	6,214,975	(f)	—		29,593,673	255,393,402	1,890,177		—	(54,641,680)
iShares TIPS Bond ETF	1,608,347	(c)	198,738	(f)	(252,700)		1,554,385	191,189,355	874,625		313,009	9,375,058
Large Cap Index Master Portfolio	$2,885,481,089	(c)	$—		$(27,248,187	)(e)	$2,858,232,902	2,858,232,902	26,998,710		(43,616,832)	(88,827,526)
Master Small Cap Index Series	$135,100,281	(c)	$—		$(21,712,136	)(e)	$113,388,145	113,388,145	610,372		1,058,784	(28,273,605)
U.S. Total Bond Index Master Portfolio	$521,851,101	(c)	$109,123,350	(e)	$—		$630,974,451	630,974,451	$7,098,270		3,627,889	40,936,251

								$6,174,458,582	$58,604,554		$(46,404,669)	$(373,044,978)

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the LifePath Index Master Portfolio.
(c)	Represents net shares/investment value held by the LifePath Index Master Portfolio as of December 31, 2019.
(d)

All of a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Index Master Portfolio.
(f)	Represents shares purchased by the Fund and the LifePath Index Master Portfolio.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Index 2040 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments
Assets
Affiliated Investment Companies	$2,559,948,332	$—	$—	$2,559,948,332
Short-Term Securities	11,914,752	—	—	11,914,752

Subtotal	$2,571,863,084	$—	$—	$2,571,863,084

Investments Valued at NAV(a)				3,602,595,498

Total Investments				$6,174,458,582

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Index 2045 Fund (Percentages shown are based on Net Assets)

Security	Shares/Investment Value	Value

Affiliated Investment Companies(b) — 99.7%

Equity Funds — 94.2%
iShares Core MSCI Total International Stock ETF	21,906,599	$1,194,347,778
iShares Developed Real Estate Index Fund — Class K	16,592,448	143,192,830
Large Cap Index Master Portfolio	$1,589,296,379	1,589,296,379
Master Small Cap Index Series	$48,984,349	48,984,349

		2,975,821,336

Fixed Income Funds — 5.3%
iShares TIPS Bond ETF	379,293	46,653,039
U.S. Total Bond Index Master Portfolio	$119,769,194	119,769,194

		166,422,233

Security	Shares	Value

Short-Term Securities — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	7,463,121	$7,463,121

Total Affiliated Investment Companies — 99.7% (Cost — $2,892,075,635)		3,149,706,690

Other Assets Less Liabilities — 0.3%		10,279,626

Net Assets — 100.0%		$3,159,986,316

(a)	Annualized 7-day yield as of period end.

(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	—		34,010,627	(b)	(34,010,627	)(c)	—	$—	$3,132	(d)	$2,531	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	12,785,343	(e)	—		(5,322,222	)(f)	7,463,121	7,463,121	39,467		—	—
iShares Core MSCI Total International Stock ETF	18,405,622	(e)	3,937,437	(g)	(436,460)		21,906,599	1,194,347,778	11,832,326		(4,616,643)	(130,737,291)
iShares Developed Real Estate Index Fund — Class K	12,244,120	(e)	4,348,328	(g)	—		16,592,448	143,192,830	1,060,010		—	(28,983,623)
iShares TIPS Bond ETF	356,972	(e)	43,421	(g)	(21,100)		379,293	46,653,039	218,611		(11,145)	2,358,139
Large Cap Index Master Portfolio	$1,493,424,773	(e)	$95,871,606	(f)	$—		$1,589,296,379	1,589,296,379	14,497,290		(23,689,948)	(33,632,602)
Master Small Cap Index Series	$59,573,564	(e)	$—		$(10,589,215	)(f)	$48,984,349	48,984,349	275,031		453,138	(11,225,573)
U.S. Total Bond Index Master Portfolio	$88,557,698	(e)	$31,211,496	(f)	$—		$119,769,194	119,769,194	1,280,301		653,999	6,089,921

								$3,149,706,690	$29,206,168		$(27,208,068)	$(196,131,029)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents shares purchased by the LifePath Index Master Portfolio.
(c)	Represents shares sold by the LifePath Index Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Represents net shares/investment value held by the LifePath Index Master Portfolio as of December 31, 2019.
(f)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Index Master Portfolio.
(g)	Represents shares purchased by the Fund and the LifePath Index Master Portfolio.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Index 2045 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$1,384,193,647	$—	$—	$1,384,193,647
Short-Term Securities	7,463,121	—	—	7,463,121

Subtotal	$1,391,656,768	$—	$—	$1,391,656,768

Investments Valued at NAV(a)				1,758,049,922

Total Investments				$3,149,706,690

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Index 2050 Fund (Percentages shown are based on Net Assets)

Security	Shares/Investment Value	Value

Affiliated Investment Companies(b) — 99.8%

Equity Funds — 98.1%
iShares Core MSCI Total International Stock ETF	23,704,075	$1,292,346,169
iShares Developed Real Estate Index Fund — Class K	17,864,942	154,174,448
Large Cap Index Master Portfolio	$1,709,895,622	1,709,895,622
Master Small Cap Index Series	$46,045,952	46,045,952

		3,202,462,191

Fixed Income Funds — 1.4%
iShares TIPS Bond ETF	109,381	13,453,863
U.S. Total Bond Index Master Portfolio	$33,480,483	33,480,483

		46,934,346

Security	Shares	Value

Short-Term Securities — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	8,117,341	$8,117,341

Total Affiliated Investment Companies — 99.8% (Cost — $2,599,863,655)		3,257,513,878

Other Assets Less Liabilities — 0.2%		7,667,403

Net Assets — 100.0%		$3,265,181,281

(a)	Annualized 7-day yield as of period end.

(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	43,440	(c)	—		(43,440	)(d)	—	$—	$4,139	(e)	$912	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	10,519,363	(c)	—		(2,402,022	)(f)	8,117,341	8,117,341	39,550		—	—
iShares Core MSCI Total International Stock ETF	20,144,706	(c)	4,043,330	(g)	(483,961)		23,704,075	1,292,346,169	12,812,364		(5,033,682)	(141,660,337)
iShares Developed Real Estate Index Fund — Class K	13,362,044	(c)	4,502,898	(g)	—		17,864,942	154,174,448	1,148,903		—	(31,449,765)
iShares TIPS Bond ETF	98,379	(c)	11,002	(g)	—		109,381	13,453,863	61,824		—	670,733
Large Cap Index Master Portfolio	$1,610,527,305	(c)	$99,368,317	(f)	$—		$1,709,895,622	1,709,895,622	15,504,686		(25,302,515)	344,562,940
Master Small Cap Index Series	$60,417,493	(c)	$—		$(14,371,541	)(f)	$46,045,952	46,045,952	274,040		397,814	(666,201)
U.S. Total Bond Index Master Portfolio	$29,761,016	(c)	$3,719,467	(f)	$—		$33,480,483	33,480,483	426,422		220,486	11,084,500

								$3,257,513,878	$30,271,928		$(29,716,985)	$182,541,870

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.
(c)	Represents shares/investment value held by the LifePath Index Master Portfolio as of December 31, 2019.
(d)	Represents net shares purchased (sold) by the LifePath Index Master Portfolio.
(e)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Index Master Portfolio.
(g)	Represents shares purchased by the Fund and the LifePath Index Master Portfolio.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Index 2050 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$1,459,974,480	$—	$—	$1,459,974,480
Short-term securities	8,117,341	—	—	8,117,341

Subtotal	$1,468,091,821	$—	$—	$1,468,091,821

Investments Valued at NAV (a)				1,789,422,057

Total Investments	$1,468,091,821	$—	$—	$3,257,513,878

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Index 2055 Fund (Percentages shown are based on Net Assets)

Security	Shares/Investment Value	Value

Affiliated Investment Companies(b) — 99.8%

Equity Funds — 98.5%
iShares Core MSCI Total International Stock ETF	12,269,424	$668,928,996
iShares Developed Real Estate Index Fund — Class K	9,269,926	79,999,458
Large Cap Index Master Portfolio	$878,966,672	878,966,672
Master Small Cap Index Series	$24,322,684	24,322,684

		1,652,217,810

Fixed Income Funds — 1.0%
iShares TIPS Bond ETF	24,222	2,979,306
U.S. Total Bond Index Master Portfolio	$13,922,386	13,922,386

		16,901,692

Security	Shares	Value

Short-Term Securities — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	5,042,444	$5,042,444

Total Affiliated Investment Companies — 99.8% (Cost — $1,558,040,490)		1,674,161,946

Other Assets Less Liabilities — 0.2%		3,080,835

Net Assets — 100.0%		$1,677,242,781

(a)	Annualized 7-day yield as of period end.

(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	—		35,867,227		(35,867,227)		—	$—	$7,413	(c)	$2,066	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	6,740,780	(d)	—		(1,698,336	)(e)	5,042,444	5,042,444	22,770		—	—
iShares Core MSCI Total International Stock ETF	9,782,091	(d)	2,717,347	(f)	(230,014)		12,269,424	668,928,996	6,595,375		(2,183,276)	(68,504,521)
iShares Developed Real Estate Index Fund — Class K	6,459,044	(d)	2,810,882	(f)	—		9,269,926	79,999,458	580,090		—	(15,284,595)
iShares TIPS Bond ETF	23,081	(d)	3,441	(f)	(2,300)		24,222	2,979,306	13,995		4,628	149,728
Large Cap Index Master Portfolio	$778,003,891	(d)	$100,962,781	(e)	$—		$878,966,672	878,966,672	7,748,130		(12,807,472)	(14,574,826)
Master Small Cap Index Series	$30,254,393	(d)	$—		$(5,931,709	)(e)	$24,322,684	24,322,684	142,752		211,685	(6,088,860)
U.S. Total Bond Index Master Portfolio	$12,709,718	(d)	$1,212,668	(e)	$—		$13,922,386	13,922,386	171,478		88,540	1,672,496

								$1,674,161,946	$15,282,003		$(14,683,829)	$(102,630,578)

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents shares/investment value held by the LifePath Index Master Portfolio as of December 31, 2019.
(e)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Index Master Portfolio.
(f)	Represents shares purchased by the Fund and the LifePath Index Master Portfolio.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock LifePath® Index 2055 Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$751,907,760	$—	$—	$751,907,760
Short-Term Securities	5,042,444			5,042,444

Subtotal	$756,950,204	$—	$—	$756,950,204

Investments Valued at NAV(a)				917,211,742

Total Investments				$1,674,161,946

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Index 2060 Fund (Percentages shown are based on Net Assets)

Security	Shares/Investment Value	Value

Affiliated Investment Companies(b) — 99.9%

Equity Funds — 98.5%
iShares Core MSCI Total International Stock ETF	3,905,359	$212,920,173
iShares Developed Real Estate Index Fund — Class K	2,926,501	25,255,700
Large Cap Index Master Portfolio	$279,497,440	279,497,440
Master Small Cap Index Series	$7,790,541	7,790,541

		525,463,854

Fixed Income Funds — 1.0%
iShares TIPS Bond ETF	4,157	511,311
U.S. Total Bond Index Master Portfolio	$4,859,105	4,859,105

		5,370,416

Security	Shares	Value

Short-Term Securities — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	1,918,819	$1,918,819

Total Affiliated Investment Companies — 99.9% (Cost — $511,890,431)		532,753,089

Other Assets Less Liabilities — 0.1%		752,141

Net Assets — 100.0%		$533,505,230

(a)	Annualized 7-day yield as of period end.

(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Treasury, SL Agency Shares	3,011,432	(b)	—		(1,092,613	)(c)	1,918,819	$1,918,819	$8,697	$—	$—
iShares Core MSCI Total International Stock ETF	2,657,796	(b)	1,315,700	(d)	(68,137)		3,905,359	212,920,173	2,078,610	(642,305)	(17,824,316)
iShares Developed Real Estate Index Fund — Class K	1,790,976	(b)	1,135,525	(d)	—		2,926,501	25,255,700	172,388	—	(4,437,402)
iShares TIPS Bond ETF	3,326	(b)	831	(d)	—		4,157	511,311	2,290	—	24,449
Large Cap Index Master Portfolio	$212,867,819	(b)	$66,629,621	(c)	$—		$279,497,440	279,497,440	2,308,208	(3,932,334)	(1,129,868)
Master Small Cap Index Series	$8,336,954	(b)	$—		$(546,413	)(c)	$7,790,541	7,790,541	40,576	74,172	(2,251,167)
U.S. Total Bond Index Master Portfolio	$3,797,256	(b)	$1,061,849	(c)	$—		$4,859,105	4,859,105	57,174	29,580	511,909

								$532,753,089	$4,667,943	$(4,470,887)	$(25,106,395)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents shares/investment value held by the LifePath Index Master Portfolio as of December 31, 2019.
(c)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Index Master Portfolio.
(d)	Represents shares purchased by the Fund and the LifePath Index Master Portfolio.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$238,687,184	$—	$—	$238,687,184
Short-Term Securities	1,918,819	—	—	1,918,819

Subtotal	$240,606,003	$—	$—	$240,606,003

Investments Valued at NAV(a)				292,147,086

Total Investments				$532,753,089

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) June 30, 2020	BlackRock LifePath® Index 2065 Fund (Percentages shown are based on Net Assets)

Security	Shares/Investment Value	Value

Affiliated Investment Companies(b) — 100.7%

Equity Funds — 98.2%
iShares Core MSCI Total International Stock ETF	61,903	$3,374,951
iShares Developed Real Estate Index Fund — Class K	46,796	403,846
Large Cap Index Master Portfolio	$4,418,215	4,418,215
Master Small Cap Index Series	$132,372	132,372

		8,329,384

Fixed Income Fund — 1.0%
U.S. Total Bond Index Master Portfolio	$85,009	85,009

Security	Shares	Value

Short-Term Securities — 1.5%
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(a)	122,757	$122,757

Total Affiliated Investment Companies — 100.7% (Cost — $8,092,187)		8,537,150

Liabilities in Excess of Other Assets — (0.7)%		(58,185)

Net Assets — 100.0%		$8,478,965

(a)	Annualized 7-day yield as of period end.

(b)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares/ Investment Value Held at 12/31/19		Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares(b)	—		935,424	(c)	(935,424	)(c)	—	$—	$60	(d)	$—	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	94,009	(e)	28,748	(f)	—		122,757	122,757	140		—	—
iShares Core MSCI Total International Stock ETF	13,406	(e)	58,628	(g)	(10,131	)(g)	61,903	3,374,951	32,483		(81,822)	125,885
iShares Developed Real Estate Index Fund —Class K	9,022	(e)	43,765	(g)	(5,991	)(g)	46,796	403,846	1,611		(17,614)	1,654
Large Cap Index Master Portfolio	$1,073,900	(e)	$3,344,315	(f)	$—		$4,418,215	4,418,215	21,594		(44,010)	249,842
Master Small Cap Index Series	$42,271	(e)	$90,101	(f)	$—		$132,372	132,372	389		2,052	(4,310)
U.S. Total Bond Index Master Portfolio	$21,234	(e)	$63,775	(f)	$—		$85,009	85,009	556		270	(1,220)

								$8,537,150	$56,833		$(141,124)	$371,851

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.
(c)	Represents shares purchased (sold) by the LifePath Index Master Portfolio.
(d)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Represents shares/investment value held by the LifePath Index Master Portfolio as of December 31, 2019.
(f)	Represents net shares/investment value purchased (sold) by the Fund and the LifePath Index Master Portfolio.
(g)	Represents shares purchased (sold) by the Fund and the LifePath Index Master Portfolio.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$3,778,797	$—	$—	$3,778,797
Short-Term Securities	122,757	—	—	122,757

Subtotal	$3,901,554	$—	$—	$3,901,554

Investments Valued at NAV(a)				4,635,596

Total Investments				$8,537,150

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

June 30, 2020

	BlackRock LifePath Index Retirement Fund	BlackRock LifePath Index 2025 Fund	BlackRock LifePath Index 2030 Fund	BlackRock LifePath Index 2035 Fund	BlackRock LifePath Index 2040 Fund

ASSETS
Investments at value — affiliated(a)	$7,853,782,634	$4,914,831,730	$7,923,897,431	$4,363,620,769	$6,174,458,582
Receivables:
Investments sold	50,229,553	51,656,906	94,166,310	52,509,421	72,344,886
Securities lending income — affiliated	14,935	—	—	—	—
Capital shares sold	8,794,027	6,582,230	12,192,732	6,285,374	8,191,772
Dividends — affiliated	—	—	603	—	821
Interest — affiliated	1,348	1,839	2,574	1,409	1,939
Receivable from advisor	57,302	20,013	47,956	16,227	47,579
From the Manager	1,120,230	703,270	1,154,875	641,820	903,158
Other assets	65,191	15,735	—	1,899	—

Total assets	7,914,065,220	4,973,811,723	8,031,462,481	4,423,076,919	6,255,948,737

LIABILITIES
Bank overdraft	5,434	3,049	401,340	3,850	5,095
Payables:
Investments purchased	33,994,845	51,553,515	97,701,740	46,879,098	50,923,067
Administration fees	2,082,451	1,078,037	1,985,893	943,438	1,531,858
Capital gains distributions	124,662	84,555	95,232	103,900	84,729
Capital shares redeemed	8,078,609	5,949,892	6,258,811	5,105,748	6,648,290
Income dividend distributions	1,747,309	1,627,516	1,738,426	1,489,598	1,326,921
Trustee’s and Officer’s fees	9,151	12,232	20,465	11,237	10,694
Other accrued expenses	—	—	103,351	881	157,740
Professional fees	43,635	24,403	36,532	25,496	23,828
Service fees	552,658	39,344	431,627	31,359	313,038

Total liabilities	46,638,754	60,372,543	108,773,417	54,594,605	61,025,260

NET ASSETS	$7,867,426,466	$4,913,439,180	$7,922,689,064	$4,368,482,314	$6,194,923,477

NET ASSETS CONSIST OF
Paid-in capital	$6,989,173,283	$4,445,494,619	$7,188,164,991	$3,982,297,328	$5,693,369,846
Accumulated earnings	878,253,183	467,944,561	734,524,073	386,184,986	501,553,631

NET ASSETS	$7,867,426,466	$4,913,439,180	$7,922,689,064	$4,368,482,314	$6,194,923,477

Institutional
Net assets	$505,420,473	$197,013,356	$542,430,860	$146,857,771	$548,620,561

Shares outstanding(b)	38,648,279	14,092,411	38,205,661	10,101,234	37,243,242

Net asset value	$13.08	$13.98	$14.20	$14.54	$14.73

Investor A
Net assets	$244,704,950	$148,532,997	$223,528,935	$140,805,757	$148,236,694

Shares outstanding(b)	18,736,252	10,638,405	15,750,204	9,710,056	10,082,246

Net asset value	$13.06	$13.96	$14.19	$14.50	$14.70

Class K
Net assets	$4,672,196,177	$4,519,692,827	$5,276,405,014	$4,064,292,889	$4,121,168,860

Shares outstanding(b)	357,466,237	323,164,136	371,969,022	279,800,385	279,796,676

Net asset value	$13.07	$13.99	$14.19	$14.53	$14.73

Investor P
Net assets	$2,445,104,866	$48,200,000	$1,880,324,255	$16,525,897	$1,376,897,362

Shares outstanding(b)	187,373,136	3,458,549	132,584,069	1,141,467	93,726,718

Net asset value	$13.05	$13.94	$14.18	$14.48	$14.69

(a) Investments at cost — affiliated	$6,997,778,725	$4,432,580,961	$7,164,891,181	$3,939,751,286	$5,625,653,279

(b)	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Assets and Liabilities  (unaudited) (continued)

June 30, 2020

	BlackRock LifePath Index 2045 Fund	BlackRock LifePath Index 2050 Fund	BlackRock LifePath Index 2055 Fund	BlackRock LifePath Index 2060 Fund	BlackRock LifePath Index 2065 Fund

ASSETS
Investments at value — affiliated(a)	$3,149,706,690	$3,257,513,878	$1,674,161,946	$532,753,089	$8,537,150
Receivables:
Investments sold	34,114,301	39,793,201	16,598,212	4,530,060	27,102
Securities lending income — affiliated	—	—	—	—	36
Capital shares sold	5,551,639	5,041,358	3,804,313	1,736,738	83,440
Dividends — affiliated	—	126	—	—	—
Interest — affiliated	1,128	1,075	699	286	19
Receivable from advisor	15,816	19,522	12,311	10,433	5,854
From the Manager	457,598	467,296	238,480	75,740	1,310
Other assets	—	—	—	—	8,569

Total assets	3,189,847,172	3,302,836,456	1,694,815,961	539,106,346	8,663,480

LIABILITIES
Bank overdraft	1,377,531	109,761	205,849	—	40,438
Payables:
Investments purchased	23,686,669	33,187,506	15,420,523	4,915,224	97,363
Administration fees	674,005	744,314	355,367	108,569	1,430
Capital gains distributions	77,114	55,134	28,516	—	—
Capital shares redeemed	2,926,748	2,544,595	1,016,786	326,377	3,006
Income dividend distributions	1,052,248	812,463	480,262	184,481	6,013
Trustee’s and Officer’s fees	8,345	5,568	4,644	—	3,069
Other accrued expenses	—	64,271	21,713	34,878	–
Professional fees	25,980	24,560	26,610	29,035	33,154
Service fees	21,980	107,003	12,910	2,552	42
Other liabilities	10,236	—	—	—	—

Total liabilities	29,860,856	37,655,175	17,573,180	5,601,116	184,515

NET ASSETS	$3,159,986,316	$3,265,181,281	$1,677,242,781	$533,505,230	$8,478,965

NET ASSETS CONSIST OF
Paid-in capital	$2,930,610,991	$3,041,829,802	$1,582,426,689	$521,575,780	$8,174,652
Accumulated earnings	229,375,325	223,351,479	94,816,092	11,929,450	304,313

NET ASSETS	$3,159,986,316	$3,265,181,281	$1,677,242,781	$533,505,230	$8,478,965

Institutional
Net assets	$111,779,142	$110,634,357	$73,182,614	$16,782,631	$659,061

Shares outstanding(b)	7,441,980	7,267,670	4,700,403	1,210,712	67,923

Net asset value	$15.02	$15.22	$15.57	$13.86	$9.70

Investor A
Net assets	$105,246,827	$90,657,117	$62,751,623	$10,130,738	$71,987

Shares outstanding(b)	7,022,460	5,970,087	4,039,870	732,492	7,418

Net asset value	$14.99	$15.19	$15.53	$13.83	$9.70

Class K
Net assets	$2,937,258,178	$2,631,722,005	$1,538,981,400	$503,503,232	$7,585,777

Shares outstanding(b)	195,390,743	172,883,957	98,825,316	36,314,814	781,667

Net asset value	$15.03	$15.22	$15.57	$13.86	$9.70

Investor P
Net assets	$5,702,169	$432,167,802	$2,327,144	$3,088,629	$162,140

Shares outstanding(b)	381,057	28,482,353	149,940	223,428	16,719

Net asset value	$14.96	$15.17	$15.52	$13.82	$9.70

(a) Investments at cost — affiliated	$2,892,075,635	$2,599,863,655	$1,558,040,490	$511,890,431	$8,092,187

(b)	No par value, unlimited number of shares authorized.

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended June 30, 2020

	BlackRock LifePath Index Retirement Fund	BlackRock LifePath Index 2025 Fund	BlackRock LifePath Index 2030 Fund	BlackRock LifePath Index 2035 Fund	BlackRock LifePath Index 2040 Fund

INVESTMENT INCOME
Dividends — affiliated	$17,433,283	$13,505,306	$26,858,963	$16,695,693	$27,153,836
Net investment income allocated from the applicable affiliated Underlying Master Portfolio:
Interest — affiliated	35,236,260	16,354,133	19,455,162	7,011,742	5,537,037
Dividends — affiliated	7,530,788	6,687,014	13,196,254	8,834,039	13,815,663
Securities lending income — affiliated — net	16	—	15	—	—
Expenses	(718,990)	(405,625)	(546,333)	(311,630)	(393,373)
Fees waived	41,903	29,483	(19,839)	26,976	13,507
Net investment income allocated from the applicable affiliated LifePath Index Master Portfolio:
Dividends — affiliated	6,895,140	5,125,758	10,192,051	6,159,096	10,071,830
Interest — affiliated	18,219,349	8,009,152	9,750,478	3,364,195	2,590,399
Securities lending — affiliated — net	17,369	7,044	4,743	9,037	9,710
Foreign taxes withheld	(1,668)	—	—	—	—
Expenses	(1,087,178)	(637,986)	(1,018,192)	(543,905)	(774,722)
Fees waived	227,415	150,333	214,799	196,622	274,188

Total investment income	83,793,687	48,824,612	78,088,101	41,441,865	58,298,075

FUND EXPENSES
Service and distribution — class specific	3,328,948	231,354	2,586,272	190,996	1,866,197
Investment advisory	1,647,836	988,173	1,622,638	872,860	1,255,089
Administration — class specific	1,529,978	669,825	1,408,844	580,280	1,082,279
Transfer agent — class specific	771,305	45,743	321,069	43,032	272,643
Registration	81,994	56,058	80,116	50,765	73,461
Trustees and Officer	45,607	9,494	42,790	8,787	48,916
Professional	18,039	18,863	13,213	17,960	20,933
Printing	8,609	8,742	16,731	8,539	14,539
Accounting services	2,365	1,567	1,567	1,567	1,567
Miscellaneous	3,439	3,723	3,928	4,155	4,220

Total expenses	7,438,120	2,033,542	6,097,168	1,778,941	4,639,844
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(2,047,728)	(1,260,983)	(2,091,268)	(1,148,364)	(1,674,037)
Fees waived and/or reimbursed by the Manager	(2,830)	(3,145)	(4,380)	(2,869)	(3,550)
Transfer agent fees waived and/or reimbursed — class specific	(500,604)	(14,944)	(92,922)	(17,407)	(91,039)

Total expenses after fees waived and/or reimbursed	4,886,958	754,470	3,908,598	610,301	2,871,218

Net investment income	78,906,729	48,070,142	74,179,503	40,831,564	55,426,857

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(8,565,275)	(9,123,299)	(10,866,157)	(6,761,321)	(7,476,597)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	(3,957,917)	(10,528,735)	(29,169,616)	(21,770,276)	(38,867,449)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Index Master Portfolio for the period January 1, 2020 to February 28, 2020	6,139,918	2,483,681	2,652,267	639,327	(60,623)

	(6,383,274)	(17,168,353)	(37,383,506)	(27,892,270)	(46,404,669)

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	—	—	(67)	—	(45)
Investments — affiliated	(3,830,029)	(6,043,955)	(37,596,728)	(23,589,350)	(58,808,524)
Net change in unrealized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	158,086,644	111,732,584	193,939,893	120,508,372	178,945,676
Net change in unrealized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Index Master Portfolio for the period January 1, 2020 to February 28, 2020	(140,903,232)	(168,350,873)	(402,319,820)	(276,383,032)	(486,310,728)

Net change in unrealized appreciation/depreciation on investments	13,353,383	(62,662,244)	(245,976,722)	(179,464,010)	(366,173,621)

Net realized and unrealized gain (loss)	6,970,109	(79,830,597)	(283,360,228)	(207,356,280)	(412,578,290)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$85,876,838	$(31,760,455)	$(209,180,725)	$(166,524,716)	$(357,151,433)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Operations  (unaudited) (continued)

Six Months Ended June 30, 2020

	BlackRock LifePath Index 2045 Fund	BlackRock LifePath Index 2050 Fund	BlackRock LifePath Index 2055 Fund	BlackRock LifePath Index 2060 Fund	BlackRock LifePath Index 2065 Fund

INVESTMENT INCOME
Dividends — affiliated	$14,535,927	$12,873,373	$7,192,538	$2,255,291	$34,195
Net investment income allocated from the applicable affiliated Underlying Master Portfolio:
Interest — affiliated	1,258,351	1,834,857	312,148	99,992	1,090
Dividends — affiliated	7,906,767	10,005,357	5,058,042	1,545,929	17,313
Expenses	(186,448)	(192,464)	(95,111)	(29,303)	(335)
Fees waived	4,532	7,218	1,830	613	9
Net investment income allocated from the applicable affiliated LifePath Index Master Portfolio:
Dividends — affiliated	5,243,647	5,564,703	2,727,001	771,668	4,361
Interest — affiliated	531,083	267,803	123,595	36,587	211
Securities lending — affiliated — net	3,132	4,139	7,413	—	60
Expenses	(381,857)	(376,704)	(199,438)	(64,371)	(11,122)
Fees waived	140,887	127,263	102,992	37,194	10,894

Total investment income	29,056,021	30,115,545	15,231,010	4,653,600	56,676

FUND EXPENSES
Service and distribution — class specific	133,861	638,814	82,493	13,764	179
Investment advisory	624,213	646,894	323,554	97,176	981
Administration — class specific	413,230	489,987	218,902	64,624	793
Transfer agent — class specific	37,965	100,881	35,382	14,900	61
Registration	43,881	48,666	34,786	52,208	—
Trustees and Officer	7,415	9,755	5,560	4,309	5,227
Professional	16,909	17,448	15,990	16,154	8,163
Printing	6,461	7,710	4,120	2,341	11,446
Accounting services	1,567	1,567	28	19,693	28
Organization and offering	—	—	—	—	28,143
Miscellaneous	3,029	2,284	1,931	1,752	1,653

Total expenses	1,288,531	1,964,006	722,746	286,921	56,674
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(831,688)	(860,587)	(451,630)	(215,726)	(56,194)
Fees waived and/or reimbursed by the Manager	(2,270)	(2,423)	(1,408)	(577)	(26)
Transfer agent fees waived and/or reimbursed — class specific	(18,850)	(45,263)	(23,027)	(13,070)	(47)

Total expenses after fees waived and/or reimbursed	435,723	1,055,733	246,681	57,548	407

Net investment income	28,620,298	29,059,812	14,984,329	4,596,052	56,269

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(4,631,703)	(5,033,680)	(2,178,649)	(642,306)	(96,291)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	(22,219,358)	(24,186,762)	(12,254,149)	(3,752,728)	(41,131)
Net realized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Index Master Portfolio for the period January 1, 2020 to February 28, 2020	(357,007)	(496,543)	(251,031)	(75,853)	(3,702)

	(27,208,068)	(29,716,985)	(14,683,829)	(4,470,887)	(141,124)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(22,442,173)	(29,769,087)	(12,808,588)	(1,821,273)	243,074
Net change in unrealized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated Underlying Master Portfolio	95,042,091	103,919,133	54,855,685	18,673,358	376,322
Net change in unrealized gain (loss) from investments, futures contracts, forward foreign currency exchange contracts and foreign currency transactions allocated from the applicable affiliated LifePath Index Master Portfolio for the period January 1, 2020 to February 28, 2020	(268,727,182)	(291,076,727)	(144,672,110)	(41,959,796)	(244,503)

Net change in unrealized appreciation/depreciation on investments	(196,127,264)	(216,926,681)	(102,625,013)	(25,107,711)	374,893

Net realized and unrealized gain (loss)	(223,335,332)	(246,643,666)	(117,308,842)	(29,578,598)	233,769

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(194,715,034)	$(217,583,854)	$(102,324,513)	$(24,982,546)	$290,038

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock LifePath Index Retirement Fund		BlackRock LifePath Index 2025 Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$78,906,729	$91,169,313	$48,070,142	$100,575,951
Net realized gain (loss)	(6,383,274)	13,951,325	(17,168,353)	20,258,035
Net change in unrealized appreciation (depreciation)	13,353,383	352,596,303	(62,662,244)	510,145,924

Net increase (decrease) in net assets resulting from operations	85,876,838	457,716,941	(31,760,455)	630,979,910

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(5,468,918)	(6,591,739)	(1,951,956)	(4,309,186)
Investor A	(2,393,427)	(3,622,782)	(1,328,644)	(4,248,493)
Class K	(50,988,754)	(57,978,286)	(45,722,510)	(114,171,579)
Investor P	(23,720,968)	(32,521,554)	(423,508)	(661,107)

Decrease in net assets resulting from distributions to shareholders	(82,572,067)	(100,714,361)	(49,426,618)	(123,390,365)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	15,123,012	5,191,689,998	479,358,146	1,003,685,105

NET ASSETS
Total increase in net assets	18,427,783	5,548,692,578	398,171,073	1,511,274,650
Beginning of period	7,848,998,683	2,300,306,105	4,515,268,107	3,003,993,457

End of period	$7,867,426,466	$7,848,998,683	$4,913,439,180	$4,515,268,107

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Index 2030 Fund		BlackRock LifePath Index 2035 Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$74,179,503	$175,074,003	$40,831,564	$91,578,846
Net realized gain (loss)	(37,383,506)	44,140,504	(27,892,270)	24,407,154
Net change in unrealized appreciation (depreciation)	(245,976,722)	1,043,117,751	(179,464,010)	558,734,138

Net increase (decrease) in net assets resulting from operations	(209,180,725)	1,262,332,258	(166,524,716)	674,720,138

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(5,367,031)	(16,070,249)	(1,409,239)	(4,231,753)
Investor A	(1,992,091)	(10,110,562)	(1,219,141)	(4,706,896)
Class K	(52,775,399)	(147,751,384)	(39,691,013)	(115,482,080)
Investor P	(16,493,713)	(59,340,951)	(139,590)	(270,832)

Decrease in net assets resulting from distributions to shareholders	(76,628,234)	(233,273,146)	(42,458,983)	(124,691,561)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	407,855,031	1,041,772,501	499,720,595	935,493,593

NET ASSETS
Total increase in net assets	122,046,072	2,070,831,613	290,736,896	1,485,522,170
Beginning of period	7,800,642,992	5,729,811,379	4,077,745,418	2,592,223,248

End of period	$7,922,689,064	$7,800,642,992	$4,368,482,314	$4,077,745,418

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Index 2040 Fund		BlackRock LifePath Index 2045 Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$55,426,857	$140,056,389	$28,620,298	$65,843,520
Net realized gain (loss)	(46,404,669)	42,088,478	(27,208,068)	19,696,430
Net change in unrealized appreciation (depreciation)	(366,173,621)	967,219,018	(196,127,264)	448,039,345

Net increase (decrease) in net assets resulting from operations	(357,151,433)	1,149,363,885	(194,715,034)	533,579,295

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(5,186,122)	(18,461,540)	(1,045,347)	(3,408,416)
Investor A	(1,251,314)	(7,249,676)	(879,532)	(3,471,521)
Class K	(39,607,444)	(121,455,537)	(27,870,782)	(83,920,186)
Investor P	(11,520,622)	(46,395,443)	(44,775)	(82,419)

Decrease in net assets resulting from distributions to shareholders	(57,565,502)	(193,562,196)	(29,840,436)	(90,882,542)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	443,918,171	824,786,114	423,705,586	736,577,068

NET ASSETS
Total increase in net assets	29,201,236	1,780,587,803	199,150,116	1,179,273,821
Beginning of period	6,165,722,241	4,385,134,438	2,960,836,200	1,781,562,379

End of period	$6,194,923,477	$6,165,722,241	$3,159,986,316	$2,960,836,200

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Index 2050 Fund		BlackRock LifePath Index 2055 Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$29,059,812	$69,076,900	$14,984,329	$32,778,688
Net realized gain (loss)	(29,716,985)	22,244,047	(14,683,829)	5,381,048
Net change in unrealized appreciation (depreciation)	(216,926,681)	491,517,970	(102,625,013)	225,544,668

Net increase (decrease) in net assets resulting from operations	(217,583,854)	582,838,917	(102,324,513)	263,704,404

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,017,655)	(3,246,036)	(669,816)	(2,263,835)
Investor A	(756,510)	(3,979,316)	(529,185)	(1,993,606)
Class K	(24,893,872)	(72,989,299)	(14,247,187)	(36,123,446)
Investor P	(3,564,018)	(14,301,744)	(18,774)	(38,961)

Decrease in net assets resulting from distributions to shareholders	(30,232,055)	(94,516,395)	(15,464,962)	(40,419,848)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	401,675,748	657,315,796	293,443,741	458,558,455

NET ASSETS
Total increase in net assets	153,859,839	1,145,638,318	175,654,266	681,843,011
Beginning of period	3,111,321,442	1,965,683,124	1,501,588,515	819,745,504

End of period	$3,265,181,281	$3,111,321,442	$1,677,242,781	$1,501,588,515

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BlackRock LifePath Index 2060 Fund		BlackRock LifePath Index 2065 Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Six Months Ended 06/30/20 (unaudited)	Period from 10/30/19 (a) to 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,596,052	$7,978,579	$56,269	$18,643
Net realized gain (loss)	(4,470,887)	455,441	(141,124)	(3,914)
Net change in unrealized appreciation (depreciation)	(25,107,711)	52,117,026	374,893	73,112

Net increase (decrease) in net assets resulting from operations	(24,982,546)	60,551,046	290,038	87,841

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(138,038)	(198,331)	(429)	(440)
Investor A	(74,415)	(221,351)	(4,344)	(457)
Class K	(4,300,254)	(8,001,965)	(49,548)	(16,869)
Investor P	(22,360)	(33,958)	(1,044)	(435)

Decrease in net assets resulting from distributions to shareholders	(4,535,067)	(8,455,605)	(55,365)	(18,201)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	152,381,194	201,024,175	6,147,075	2,027,577

NET ASSETS
Total increase in net assets	122,863,581	253,119,616	6,381,748	2,097,217
Beginning of period	410,641,649	157,522,033	2,097,217	—

End of period	$533,505,230	$410,641,649	$8,478,965	$2,097,217

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock LifePath Index Retirement Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019		2018		2017	2016	2015

Net asset value, beginning of period	$13.05		$11.55		$12.26		$11.33	$10.97	$11.33

Net investment income(a)	0.13		0.37		0.30		0.25	0.23	0.21
Net realized and unrealized gain (loss)	0.05		1.44		(0.73)		0.96	0.41	(0.25)

Net increase (decrease) from investment operations	0.18		1.81		(0.43)		1.21	0.64	(0.04)

Distributions(b)
From net investment income	(0.14)		(0.30)		(0.27)		(0.25)	(0.22)	(0.21)
From net realized gain	(0.01)		(0.01)		(0.01)		(0.03)	(0.06)	(0.11)

Total distributions	(0.15)		(0.31)		(0.28)		(0.28)	(0.28)	(0.32)

Net asset value, end of period	$13.08		$13.05		$11.55		$12.26	$11.33	$10.97

Total Return(c)
Based on net asset value	1.36	%(d)	15.84%		(3.55)%		10.69%	5.86%	(0.36)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.20	%(g)	0.17	%(h)	0.18	%(i)	0.17%	0.19%	0.21%

Total expenses after fees waived and/or reimbursed	0.11	%(g)	0.12	%(h)	0.12	%(i)	0.13%	0.13%	0.14%

Net investment income	2.11	%(g)	2.92%		2.51%		2.10%	2.02%	1.79%

Supplemental Data
Net assets, end of period (000)	$505,420		$532,913		$145,418		$72,929	$71,606	$68,492

Portfolio turnover rate(j)	11%		13%		25%		10%	13%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.02%	0.01%	0.02%	0.02%	0.02%
Investments in underlying funds	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%

(g)	Annualized.
(h)	Includes reorganization cost. Without this cost, total expenses and total expenses after fees waived and/or reimbursed would have been 0.17% and 0.12%, respectively.
(i)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.17% and 0.12%, respectively.

(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index Retirement Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019		2018		2017	2016	2015

Net asset value, beginning of period	$13.04		$11.54		$12.25		$11.32	$10.97	$11.33

Net investment income(a)	0.12		0.34		0.27		0.22	0.20	0.17
Net realized and unrealized gain (loss)	0.03		1.45		(0.73)		0.96	0.40	(0.24)

Net increase (decrease) from investment operations	0.15		1.79		(0.46)		1.18	0.60	(0.07)

Distributions(b)
From net investment income	(0.12)		(0.28)		(0.24)		(0.22)	(0.19)	(0.18)
From net realized gain	(0.01)		(0.01)		(0.01)		(0.03)	(0.06)	(0.11)

Total distributions	(0.13)		(0.29)		(0.25)		(0.25)	(0.25)	(0.29)

Net asset value, end of period	$13.06		$13.04		$11.54		$12.25	$11.32	$10.97

Total Return(c)
Based on net asset value	1.16	%(d)	15.60%		(3.80)%		10.43%	5.51%	(0.61)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.44	%(g)	0.47	%(h)	0.44	%(i)	0.42%	0.44%	0.46%

Total expenses after fees waived and/or reimbursed	0.36	%(g)	0.37	%(h)	0.38	%(i)	0.38%	0.38%	0.39%

Net investment income	1.86	%(g)	2.67%		2.24%		1.84%	1.75%	1.54%

Supplemental Data
Net assets, end of period (000)	$244,705		$306,254		$82,454		$89,720	$72,286	$61,886

Portfolio turnover rate(j)	11%		13%		25%		10%	13%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.02%	0.01%	0.02%	0.02%	0.02%
Investments in underlying funds	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%

(g)	Annualized.
(h)	Includes reorganization cost. Without this cost, total expenses and total expenses after fees waived and/or reimbursed would have been 0.47% and 0.37%, respectively.
(i)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed have been 0.43% and 0.38%, respectively.

(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index Retirement Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019		2018		2017	2016	2015

Net asset value, beginning of period	$13.04		$11.54		$12.25		$11.32	$10.97	$11.33

Net investment income(a)	0.14		0.38		0.31		0.26	0.23	0.20
Net realized and unrealized gain (loss)	0.04		1.44		(0.73)		0.95	0.40	(0.23)

Net increase (decrease) from investment operations	0.18		1.82		(0.42)		1.21	0.63	(0.03)

Distributions(b)
From net investment income	(0.14)		(0.31)		(0.28)		(0.25)	(0.22)	(0.22)
From net realized gain	(0.01)		(0.01)		(0.01)		(0.03)	(0.06)	(0.11)

Total distributions	(0.15)		(0.32)		(0.29)		(0.28)	(0.28)	(0.33)

Net asset value, end of period	$13.07		$13.04		$11.54		$12.25	$11.32	$10.97

Total Return(c)
Based on net asset value	1.39	%(d)	15.90%		(3.51)%		10.75%	5.82%	(0.31)%

Ratios to Average Net Assets(e)(f)
Total expenses	0.12	%(g)	0.11	%(h)	0.13	%(i)	0.12%	0.14%	0.15%

Total expenses after fees waived and/or reimbursed	0.06	%(g)	0.07	%(h)	0.08	%(i)	0.08%	0.08%	0.09%

Net investment income	2.17	%(g)	2.96%		2.54%		2.13%	2.05%	1.84%

Supplemental Data
Net assets, end of period (000)	$4,672,196		$4,462,412		$1,160,344		$1,072,195	$666,364	$369,359

Portfolio turnover rate(j)	11%		13%		25%		10%	13%	25%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.02%	0.01%	0.02%	0.02%	0.02%
Investments in underlying funds	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%

(g)	Annualized.
(h)	Includes reorganization cost. Without this cost, total expenses and total expenses after fees waived and/or reimbursed would have been 0.11% and 0.07%, respectively.
(i)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.12% and 0.08%, respectively.

(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index Retirement Fund (continued)

	Investor P
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31, 2019		Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$13.02		$13.02		$12.23

Net investment income(b)	0.12		0.34		0.12
Net realized and unrealized gain (loss)	0.04		1.43		(0.67)

Net increase (decrease) from investment operations	0.16		1.77		(0.55)

Distributions(c)
From net investment income	(0.12)		(0.27)		(0.14)
From net realized gain	(0.01)		(0.01)		(0.01)

Total distributions	(0.13)		(0.28)		(0.15)

Net asset value, end of period	$13.05		$13.02		$11.53

Total Return(d)
Based on net asset value	1.24	%(e)	15.52%		(4.56	)%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.44	%(i)	0.42	%(h)	0.41	%(i)(j)(k)

Total expenses after fees waived and/or reimbursed	0.36	%(i)	0.37	%(h)	0.36	%(i)(j)(k)

Net investment income	1.86	%(i)	2.67%		2.47	%(i)

Supplemental Data
Net assets, end of period (000)	$2,445,105		$2,547,420		$912,090

Portfolio turnover rate(l)	11%		13%		25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31, 2019	Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.01%	0.02%	0.01%
Investments in underlying funds	0.03%	0.03%	0.03%

(h)	Includes reorganization cost. Without this cost, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.37%, respectively.
(i)	Annualized.
(j)

Reorganization, offering, and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.42% and 0.37%, respectively.

(k)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.39% and 0.36%, respectively.

(l)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2025 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$14.24		$12.35	$13.31	$11.90	$11.39		$11.74

Net investment income(a)	0.14		0.37	0.32	0.29	0.25		0.24
Net realized and unrealized gain (loss)	(0.26)		1.94	(0.95)	1.41	0.53		(0.29)

Net increase (decrease) from investment operations	(0.12)		2.31	(0.63)	1.70	0.78		(0.05)

Distributions(b)
From net investment income	(0.14)		(0.36)	(0.30)	(0.28)	(0.24)		(0.23)
From net realized gain	—		(0.06)	(0.03)	(0.01)	(0.03)		(0.07)
From return of capital	—		—	—	—	(0.00	)(c)	(0.00	)(c)

Total distributions	(0.14)		(0.42)	(0.33)	(0.29)	(0.27)		(0.30)

Net asset value, end of period	$13.98		$14.24	$12.35	$13.31	$11.90		$11.39

Total Return(d)
Based on net asset value	(0.79	)%(e)	18.84%	(4.83)%	14.38%	6.82%		(0.42)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.16	%(h)	0.16%	0.16%	0.17%	0.18%		0.20%

Total expenses after fees waived and/or reimbursed	0.11	%(h)	0.11%	0.12%	0.13%	0.13%		0.14%

Net investment income	2.06	%(h)	2.69%	2.41%	2.26%	2.16%		2.00%

Supplemental Data
Net assets, end of period (000)	$197,013		$189,202	$104,908	$102,921	$76,593		$73,993

Portfolio turnover rate(i)	10%		11%	11%	8%	16%		12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016
Allocated fees waived	0.01%	0.02%	0.01%	0.01%	0.01%
Investments in underlying funds	0.03%	0.04%	0.04%	0.04%	0.06%

(h)	Annualized.
(i)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2025 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$14.22		$12.33	$13.29	$11.89	$11.38		$11.73

Net investment income(a)	0.12		0.32	0.28	0.25	0.22		0.20
Net realized and unrealized gain (loss)	(0.26)		1.96	(0.94)	1.40	0.53		(0.28)

Net increase (decrease) from investment operations	(0.14)		2.28	(0.66)	1.65	0.75		(0.08)

Distributions(b)
From net investment income	(0.12)		(0.33)	(0.27)	(0.24)	(0.21)		(0.20)
From net realized gain	—		(0.06)	(0.03)	(0.01)	(0.03)		(0.07)
From return of capital	—		—	—	—	(0.00	)(c)	(0.00	)(c)

Total distributions	(0.12)		(0.39)	(0.30)	(0.25)	(0.24)		(0.27)

Net asset value, end of period	$13.96		$14.22	$12.33	$13.29	$11.89		$11.38

Total Return(d)
Based on net asset value	(0.91	)%(e)	18.59%	(5.08)%	14.03%	6.57%		(0.67)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.41	%(h)	0.42%	0.41%	0.41%	0.43%		0.45%

Total expenses after fees waived and/or reimbursed	0.36	%(h)	0.36%	0.37%	0.38%	0.38%		0.39%

Net investment income	1.80	%(h)	2.37%	2.10%	1.98%	1.90%		1.75%

Supplemental Data
Net assets, end of period (000)	$148,533		$157,606	$119,566	$157,207	$133,514		$104,993

Portfolio turnover rate(i)	10%		11%	11%	8%	16%		12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016
Allocated fees waived	0.01%	0.02%	0.01%	0.01%	0.01%
Investments in underlying funds	0.03%	0.04%	0.04%	0.04%	0.06%

(h)	Annualized.
(i)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2025 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$14.25		$12.35	$13.31	$11.90	$11.39		$11.75

Net investment income(a)	0.14		0.36	0.33	0.30	0.26		0.24
Net realized and unrealized gain (loss)	(0.26)		1.97	(0.95)	1.40	0.52		(0.29)

Net increase (decrease) from investment operations	(0.12)		2.33	(0.62)	1.70	0.78		(0.05)

Distributions(b)
From net investment income	(0.14)		(0.37)	(0.31)	(0.28)	(0.24)		(0.24)
From net realized gain	—		(0.06)	(0.03)	(0.01)	(0.03)		(0.07)
From return of capital	—		—	—	—	(0.00	)(c)	(0.00	)(c)

Total distributions	(0.14)		(0.43)	(0.34)	(0.29)	(0.27)		(0.31)

Net asset value, end of period	$13.99		$14.25	$12.35	$13.31	$11.90		$11.39

Total Return(d)
Based on net asset value	(0.76	)%(e)	18.98%	(4.78)%	14.43%	6.87%		(0.45)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.11	%(h)	0.10%	0.11%	0.11%	0.13%		0.14%

Total expenses after fees waived and/or reimbursed	0.06	%(h)	0.06%	0.07%	0.07%	0.08%		0.09%

Net investment income	2.11	%(h)	2.68%	2.47%	2.34%	2.19%		2.06%

Supplemental Data
Net assets, end of period (000)	$4,519,693		$4,134,270	$2,777,710	$2,240,495	$1,225,637		$597,527

Portfolio turnover rate(i)	10%		11%	11%	8%	16%		12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2020	Year Ended December 31,
		2019	2018	2017	2016
Allocated fees waived	0.01%	0.02%	0.01%	0.01%	0.01%
Investments in underlying funds	0.03%	0.04%	0.04%	0.04%	0.06%

(h)	Annualized.
(i)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2025 Fund (continued)

	Investor P
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31, 2019	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$14.20		$12.32	$13.38

Net investment income(b)	0.13		0.35	0.17
Net realized and unrealized gain (loss)	(0.27)		1.93	(1.04)

Net increase (decrease) from investment operations	(0.14)		2.28	(0.87)

Distributions(c)
From net investment income	(0.12)		(0.34)	(0.16)
From net realized gain	—		(0.06)	(0.03)

Total distributions	(0.12)		(0.40)	(0.19)

Net asset value, end of period	$13.94		$14.20	$12.32

Total Return(d)
Based on net asset value	(0.89	)%(e)	18.60%	(6.57	)%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.41	%(h)	0.41%	0.40	%(h)

Total expenses after fees waived and/or reimbursed	0.36	%(h)	0.36%	0.35	%(h)

Net investment income	1.86	%(h)	2.59%	3.53	%(h)

Supplemental Data
Net assets, end of period (000)	$48,200		$34,190	$1,810

Portfolio turnover rate(i)	10%		11%	11%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31, 2019	Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.01%	0.02%	0.01%
Investments in underlying funds	0.03%	0.04%	0.04%

(h)	Annualized.
(i)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2030 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$14.72		$12.57	$13.62		$11.99	$11.45		$11.86

Net investment income(a)	0.14		0.37	0.38		0.31	0.26		0.25
Net realized and unrealized gain (loss)	(0.52)		2.25	(1.13)		1.63	0.56		(0.31)

Net increase (decrease) from investment operations	(0.38)		2.62	(0.75)		1.94	0.82		(0.06)

Distributions(b)
From net investment income	(0.14)		(0.38)	(0.29)		(0.29)	(0.25)		(0.25)
From net realized gain	—		(0.09)	(0.01)		(0.02)	(0.03)		(0.10)
From return of capital	—		—	—		—	(0.00	)(c)	—

Total distributions	(0.14)		(0.47)	(0.30)		(0.31)	(0.28)		(0.35)

Net asset value, end of period	$14.20		$14.72	$12.57		$13.62	$11.99		$11.45

Total Return(d)
Based on net asset value	(2.52	)%(e)	21.00%	(5.60)%		16.29%	7.23%		(0.55)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.17	%(i)	0.17%	0.16	%(h)	0.16%	0.19%		0.20%

Total expenses after fees waived and/or reimbursed	0.10	%(i)	0.11%	0.11	%(h)	0.12%	0.13%		0.14%

Net investment income	1.99	%(i)	2.66%	2.82%		2.36%	2.22%		2.08%

Supplemental Data
Net assets, end of period (000)	$542,431		$561,902	$393,584		$137,120	$99,722		$88,246

Portfolio turnover rate(j)	9%		14%	15%		7%	19%		12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31
		2019	2018	2017	2016
Allocated fees waived	0.01%	0.02%	0.01%	0.02%	0.01%
Investments in underlying funds	0.04%	0.04%	0.04%	0.05%	0.07%

(h)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.15% and 0.11%, respectively.

(i)	Annualized.
(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2030 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$14.72		$12.56	$13.62		$11.99	$11.45		$11.85

Net investment income(a)	0.12		0.33	0.30		0.27	0.22		0.22
Net realized and unrealized gain (loss)	(0.53)		2.26	(1.09)		1.64	0.57		(0.30)

Net increase (decrease) from investment operations	(0.41)		2.59	(0.79)		1.91	0.79		(0.08)

Distributions(b)
From net investment income	(0.12)		(0.34)	(0.26)		(0.26)	(0.22)		(0.22)
From net realized gain	—		(0.09)	(0.01)		(0.02)	(0.03)		(0.10)
From return of capital	—		—	—		—	(0.00	)(c)	—

Total distributions	(0.12)		(0.43)	(0.27)		(0.28)	(0.25)		(0.32)

Net asset value, end of period	$14.19		$14.72	$12.56		$13.62	$11.99		$11.45

Total Return(d)
Based on net asset value	(2.71	)%(e)	20.81%	(5.92)%		16.01%	6.98%		(0.80)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.43	%(i)	0.47%	0.41	%(h)	0.41%	0.43%		0.45%

Total expenses after fees waived and/or reimbursed	0.35	%(i)	0.36%	0.36	%(h)	0.37%	0.38%		0.39%

Net investment income	1.72	%(i)	2.36%	2.23%		2.10%	1.90%		1.84%

Supplemental Data
Net assets, end of period (000)	$223,529		$343,033	$283,011		$284,679	$209,757		$117,745

Portfolio turnover rate(j)	9%		14%	15%		7%	19%		12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31
		2019	2018	2017	2016
Allocated fees waived	0.01%	0.02%	0.01%	0.02%	0.01%
Investments in underlying funds	0.04%	0.04%	0.04%	0.05%	0.07%

(h)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.36%, respectively.

(i)	Annualized.
(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2030 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$14.71		$12.56	$13.61		$11.98	$11.44		$11.85

Net investment income(a)	0.14		0.38	0.34		0.31	0.27		0.26
Net realized and unrealized gain (loss)	(0.52)		2.25	(1.08)		1.64	0.55		(0.32)

Net increase (decrease) from investment operations	(0.38)		2.63	(0.74)		1.95	0.82		(0.06)

Distributions(b)
From net investment income	(0.14)		(0.39)	(0.30)		(0.30)	(0.25)		(0.25)
From net realized gain	—		(0.09)	(0.01)		(0.02)	(0.03)		(0.10)
From return of capital	—		—	—		—	(0.00	)(c)	—

Total distributions	(0.14)		(0.48)	(0.31)		(0.32)	(0.28)		(0.35)

Net asset value, end of period	$14.19		$14.71	$12.56		$13.61	$11.98		$11.44

Total Return(d)
Based on net asset value	(2.50	)%(e)	21.08%	(5.56)%		16.36%	7.29%		(0.50)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.11	%(i)	0.10%	0.11	%(h)	0.10%	0.13%		0.14%

Total expenses after fees waived and/or reimbursed	0.05	%(i)	0.06%	0.06	%(h)	0.07%	0.08%		0.09%

Net investment income	2.06	%(i)	2.70%	2.55%		2.40%	2.27%		2.15%

Supplemental Data
Net assets, end of period (000)	$5,276,405		$4,892,278	$3,250,556		$2,709,075	$1,601,355		$870,661

Portfolio turnover rate(j)	9%		14%	15%		7%	19%		12%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31
		2019	2018	2017	2016
Allocated fees waived	0.01%	0.02%	0.01%	0.02%	0.01%
Investments in underlying funds	0.04%	0.04%	0.04%	0.05%	0.07%

(h)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.06%, respectively.

(i)	Annualized.
(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2030 Fund (continued)

	Investor P
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31, 2019	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$14.71		$12.56	$13.77

Net investment income(b)	0.12		0.33	0.21
Net realized and unrealized gain (loss)	(0.53)		2.25	(1.27)

Net increase (decrease) from investment operations	(0.41)		2.58	(1.06)

Distributions(c)
From net investment income	(0.12)		(0.34)	(0.15)
From net realized gain	—		(0.09)	(0.00	)(d)

Total distributions	(0.12)		(0.43)	(0.15)

Net asset value, end of period	$14.18		$14.71	$12.56

Total Return(e)
Based on net asset value	(2.72	)%(f)	20.72%	(7.73	)%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.41	%(i)	0.41%	0.39	%(i)

Total expenses after fees waived and/or reimbursed	0.35	%(i)	0.36%	0.35	%(i)

Net investment income	1.74	%(i)	2.35%	3.95	%(i)

Supplemental Data
Net assets, end of period (000)	$1,880,324		$2,003,430	$1,802,660

Portfolio turnover rate(j)	9%		14%	15%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(h)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31, 2019	Period from 08/06/18 to 12/31/18 (a)
Allocated fees waived	0.01%	0.02%	0.01%
Investments in underlying funds	0.04%	0.04%	0.04%

(i)	Annualized.
(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2035 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$15.33		$12.88	$14.08		$12.19	$11.58		$11.98

Net investment income(a)	0.14		0.40	0.34		0.33	0.27		0.26
Net realized and unrealized gain (loss)	(0.78)		2.55	(1.23)		1.88	0.61		(0.32)

Net increase (decrease) from investment operations	(0.64)		2.95	(0.89)		2.21	0.88		(0.06)

Distributions(b)
From net investment income	(0.14)		(0.39)	(0.31)		(0.31)	(0.25)		(0.26)
From net realized gain	(0.01)		(0.11)	(0.00	)(c)	(0.01)	(0.02)		(0.08)
From return of capital	—		—	—		—	(0.00	)(c)	—

Total distributions	(0.15)		(0.50)	(0.31)		(0.32)	(0.27)		(0.34)

Net asset value, end of period	$14.54		$15.33	$12.88		$14.08	$12.19		$11.58

Total Return(d)
Based on net asset value	(4.18	)%(e)	23.08%	(6.40)%		18.22%	7.69%		(0.53)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.16	%(h)	0.15%	0.16%		0.16%	0.18%		0.20%

Total expenses after fees waived and/or reimbursed	0.10	%(h)	0.10%	0.11%		0.11%	0.12%		0.13%

Net investment income	1.97	%(h)	2.73%	2.41%		2.47%	2.30%		2.19%

Supplemental Data
Net assets, end of period (000)	$146,858		$148,827	$94,316		$97,302	$61,939		$57,253

Portfolio turnover rate(i)	7%		13%	10%		6%	22%		10%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2020	Year Ended December 31
		2019	2018	2017	2016
Allocated fees waived	0.01%	0.02%	0.02%	0.02%	0.02%
Investments in underlying funds	0.04%	0.05%	0.05%	0.05%	0.08%

(h)	Annualized.
(i)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2035 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$15.29		$12.85	$14.04		$12.16	$11.56		$11.96

Net investment income(a)	0.12		0.35	0.29		0.29	0.24		0.23
Net realized and unrealized gain (loss)	(0.78)		2.56	(1.21)		1.88	0.60		(0.32)

Net increase (decrease) from investment operations	(0.66)		2.91	(0.92)		2.17	0.84		(0.09)

Distributions(b)
From net investment income	(0.12)		(0.36)	(0.27)		(0.28)	(0.22)		(0.23)
From net realized gain	(0.01)		(0.11)	(0.00	)(c)	(0.01)	(0.02)		(0.08)
From return of capital	—		—	—		—	(0.00	)(c)	—

Total distributions	(0.13)		(0.47)	(0.27)		(0.29)	(0.24)		(0.31)

Net asset value, end of period	$14.50		$15.29	$12.85		$14.04	$12.16		$11.56

Total Return(d)
Based on net asset value	(4.31	)%(e)	22.77%	(6.59)%		17.89%	7.36%		(0.78)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.41	%(h)	0.41%	0.41%		0.41%	0.42%		0.45%

Total expenses after fees waived and/or reimbursed	0.35	%(h)	0.35%	0.36%		0.36%	0.37%		0.38%

Net investment income	1.69	%(h)	2.45%	2.08%		2.17%	2.05%		1.95%

Supplemental Data
Net assets, end of period (000)	$140,806		$158,773	$103,712		$158,712	$124,021		$94,830

Portfolio turnover rate(i)	7%		13%	10%		6%	22%		10%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2020	Year Ended December 31,
		2019	2018	2017	2016
Allocated fees waived	0.01%	0.02%	0.02%	0.02%	0.02%
Investments in underlying funds	0.04%	0.05%	0.05%	0.05%	0.08%

(h)	Annualized.
(i)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2035 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$15.31		$12.87	$14.07		$12.18	$11.57		$11.98

Net investment income(a)	0.14		0.40	0.35		0.34	0.28		0.27
Net realized and unrealized gain (loss)	(0.77)		2.55	(1.23)		1.88	0.61		(0.33)

Net increase (decrease) from investment operations	(0.63)		2.95	(0.88)		2.22	0.89		(0.06)

Distributions(b)
From net investment income	(0.14)		(0.40)	(0.32)		(0.32)	(0.26)		(0.27)
From net realized gain	(0.01)		(0.11)	(0.00	)(c)	(0.01)	(0.02)		(0.08)
From return of capital	—		—	—		—	(0.00	)(c)	—

Total distributions	(0.15)		(0.51)	(0.32)		(0.33)	(0.28)		(0.35)

Net asset value, end of period	$14.53		$15.31	$12.87		$14.07	$12.18		$11.57

Total Return(d)
Based on net asset value	(4.10	)%(e)	23.08%	(6.36)%		18.29%	7.74%		(0.56)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.11	%(h)	0.09%	0.10%		0.10%	0.12%		0.14%

Total expenses after fees waived and/or reimbursed	0.05	%(h)	0.05%	0.06%		0.06%	0.07%		0.08%

Net investment income	2.03	%(h)	2.74%	2.51%		2.52%	2.33%		2.26%

Supplemental Data
Net assets, end of period (000)	$4,064,293		$3,758,092	$2,393,634		$1,860,697	$983,867		$457,472

Portfolio turnover rate(i)	7%		13%	10%		6%	22%		10%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31
		2019	2018	2017	2016
Allocated fees waived	0.01%	0.02%	0.02%	0.02%	0.02%
Investments in underlying funds	0.04%	0.05%	0.05%	0.05%	0.08%

(h)	Annualized.
(i)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2035 Fund (continued)

	Investor P
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31, 2019	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$15.27		$12.84	$14.26

Net investment income(b)	0.13		0.42	0.17
Net realized and unrealized gain (loss)	(0.79)		2.49	(1.43)

Net increase (decrease) from investment operations	(0.66)		2.91	(1.26)

Distributions(c)
From net investment income	(0.12)		(0.37)	(0.16)
From net realized gain	(0.01)		(0.11)	(0.00	)(d)

Total distributions	(0.13)		(0.48)	(0.16)

Net asset value, end of period	$14.48		$15.27	$12.84

Total Return(e)
Based on net asset value	(4.30	)%(f)	22.79%	(8.87	)%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.41	%(i)	0.43%	0.38	%(i)

Total expenses after fees waived and/or reimbursed	0.35	%(i)	0.35%	0.34	%(i)

Net investment income	1.80	%(i)	2.85%	3.22	%(i)

Supplemental Data
Net assets, end of period (000)	$16,526		$12,054	$561

Portfolio turnover rate(j)	7%		13%	10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(h)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31, 2019	Period from 08/06/18 to 12/31/18 (a)
Allocated fees waived	0.01%	0.02%	0.02%
Investments in underlying funds	0.04%	0.05%	0.05%

(i)	Annualized.
(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2040 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017		2016		2015

Net asset value, beginning of period	$15.78		$13.07	$14.39		$12.29		$11.65		$12.11

Net investment income(a)	0.13		0.40	0.47		0.35		0.28		0.28
Net realized and unrealized gain (loss)	(1.04)		2.84	(1.48)		2.08		0.65		(0.36)

Net increase (decrease) from investment operations	(0.91)		3.24	(1.01)		2.43		0.93		(0.08)

Distributions(b)
From net investment income	(0.13)		(0.42)	(0.30)		(0.33)		(0.26)		(0.27)
From net realized gain	(0.01)		(0.11)	(0.01)		(0.00	)(c)	(0.03)		(0.11)
From return of capital	—		—	—		—		(0.00	)(c)	—

Total distributions	(0.14)		(0.53)	(0.31)		(0.33)		(0.29)		(0.38)

Net asset value, end of period	$14.73		$15.78	$13.07		$14.39		$12.29		$11.65

Total Return(d)
Based on net asset value	(5.72	)%(e)	24.95%	(7.12)%		19.89%		8.05%		(0.69)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.16	%(h)	0.17%	0.15	%(i)	0.15%		0.18%		0.20%

Total expenses after fees waived and/or reimbursed	0.10	%(h)	0.10%	0.10	%(i)	0.11%		0.12%		0.13%

Net investment income	1.92	%(h)	2.67%	3.29%		2.56%		2.36%		2.26%

Supplemental Data
Net assets, end of period (000)	$548,621		$577,303	$446,192		$107,509		$68,324		$66,512

Portfolio turnover rate(j)	5%		14%	12%		6%		26%		11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2020	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.03%	0.03%	0.03%	0.02%	0.02%
Investments in underlying funds	0.04%	0.05%	0.05%	0.06%	0.09%	0.07%

(h)	Annualized.
(i)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.14% and 0.10%, respectively.

(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2040 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017		2016		2015

Net asset value, beginning of period	$15.75		$13.05	$14.36		$12.27		$11.64		$12.09

Net investment income(a)	0.12		0.36	0.32		0.31		0.24		0.25
Net realized and unrealized gain (loss)	(1.04)		2.83	(1.35)		2.07		0.66		(0.35)

Net increase (decrease) from investment operations	(0.92)		3.19	(1.03)		2.38		0.90		(0.10)

Distributions(b)
From net investment income	(0.12)		(0.38)	(0.27)		(0.29)		(0.24)		(0.24)
From net realized gain	(0.01)		(0.11)	(0.01)		(0.00	)(c)	(0.03)		(0.11)
From return of capital	—		—	—		—		(0.00	)(c)	—

Total distributions	(0.13)		(0.49)	(0.28)		(0.29)		(0.27)		(0.35)

Net asset value, end of period	$14.70		$15.75	$13.05		$14.36		$12.27		$11.64

Total Return(d)
Based on net asset value	(5.85	)%(e)	24.62%	(7.30)%		19.56%		7.72%		(0.94)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.43	%(h)	0.45%	0.40	%(i)	0.40%		0.43%		0.45%

Total expenses after fees waived and/or reimbursed	0.35	%(h)	0.35%	0.35	%(i)	0.36%		0.37%		0.38%

Net investment income	1.64	%(h)	2.45%	2.21%		2.29%		2.02%		2.02%

Supplemental Data
Net assets, end of period (000)	$148,237		$240,112	$174,340		$204,873		$134,897		$69,660

Portfolio turnover rate(j)	5%		14%	12%		6%		26%		11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2020	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.03%	0.03%	0.03%	0.02%	0.02%
Investments in underlying funds	0.04%	0.05%	0.05%	0.06%	0.09%	0.07%

(h)	Annualized.
(i)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.39% and 0.35%, respectively.

(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2040 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017		2016		2015

Net asset value, beginning of period	$15.78		$13.07	$14.39		$12.29		$11.65		$12.10

Net investment income(a)	0.14		0.41	0.37		0.35		0.28		0.28
Net realized and unrealized gain (loss)	(1.04)		2.84	(1.37)		2.08		0.66		(0.34)

Net increase (decrease) from investment operations	(0.90)		3.25	(1.00)		2.43		0.94		(0.06)

Distributions(b)
From net investment income	(0.14)		(0.43)	(0.31)		(0.33)		(0.27)		(0.28)
From net realized gain	(0.01)		(0.11)	(0.01)		(0.00	)(c)	(0.03)		(0.11)
From return of capital	—		—	—		—		(0.00	)(c)	—

Total distributions	(0.15)		(0.54)	(0.32)		(0.33)		(0.30)		(0.39)

Net asset value, end of period	$14.73		$15.78	$13.07		$14.39		$12.29		$11.65

Total Return(d)
Based on net asset value	(5.69	)%(e)	25.01%	(7.08)%		19.95%		8.10%		(0.56)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.11	%(h)	0.09%	0.10	%(i)	0.10%		0.12%		0.14%

Total expenses after fees waived and/or reimbursed	0.05	%(h)	0.05%	0.05	%(i)	0.06%		0.07%		0.08%

Net investment income	1.99	%(h)	2.77%	2.57%		2.60%		2.39%		2.33%

Supplemental Data
Net assets, end of period (000)	$4,121,169		$3,849,265	$2,478,916		$2,021,824		$1,151,477		$615,122

Portfolio turnover rate(j)	5%		14%	12%		6%		26%		11%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/2020	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.03%	0.03%	0.03%	0.02%	0.02%
Investments in underlying funds	0.04%	0.05%	0.05%	0.06%	0.09%	0.07%

(h)	Annualized.
(i)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.09% and 0.05%, respectively.

(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2040 Fund (continued)

	Investor P
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31, 2019	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$15.74		$13.04	$14.64

Net investment income(b)	0.12		0.35	0.28
Net realized and unrealized gain (loss)	(1.04)		2.84	(1.72)

Net increase (decrease) from investment operations	(0.92)		3.19	(1.44)

Distributions(c)
From net investment income	(0.12)		(0.38)	(0.15)
From net realized gain	(0.01)		(0.11)	(0.01)

Total distributions	(0.13)		(0.49)	(0.16)

Net asset value, end of period	$14.69		$15.74	$13.04

Total Return(d)
Based on net asset value	(5.85	)%(e)	24.63%	(9.89	)%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.41	%(h)	0.41%	0.38	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.35	%(h)	0.35%	0.34	%(h)(i)

Net investment income	1.65	%(h)	2.39%	4.99	%(h)

Supplemental Data
Net assets, end of period (000)	$1,376,897		$1,499,042	$1,285,686

Portfolio turnover rate(j)	5%		14%	12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charge and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31, 2019	Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.01%	0.03%	0.03%
Investments in underlying funds	0.04%	0.05%	0.05%

(h)	Annualized.
(i)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.37% and 0.34%, respectively.

(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2045 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$16.25		$13.33	$14.75	$12.48	$11.80		$12.25

Net investment income(a)	0.14		0.42	0.36	0.36	0.29		0.29
Net realized and unrealized gain (loss)	(1.22)		3.04	(1.45)	2.25	0.68		(0.37)

Net increase (decrease) from investment operations	(1.08)		3.46	(1.09)	2.61	0.97		(0.08)

Distributions(b)
From net investment income	(0.14)		(0.43)	(0.32)	(0.34)	(0.27)		(0.28)
From net realized gain	(0.01)		(0.11)	(0.01)	—	(0.02)		(0.09)
From return of capital	—		—	—	—	(0.00	)(c)	—

Total distributions	(0.15)		(0.54)	(0.33)	(0.34)	(0.29)		(0.37)

Net asset value, end of period	$15.02		$16.25	$13.33	$14.75	$12.48		$11.80

Total Return(d)
Based on net asset value	(6.65	)%(e)	26.14%	(7.56)%	21.03%	8.23%		(0.70)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.16	%(h)	0.15%	0.15%	0.15%	0.18%		0.21%

Total expenses after fees waived and/or reimbursed	0.10	%(h)	0.10%	0.10%	0.10%	0.11%		0.12%

Net investment income	1.92	%(h)	2.78%	2.43%	2.63%	2.39%		2.32%

Supplemental Data
Net assets, end of period (000)	$111,779		$116,727	$70,629	$74,092	$45,760		$45,228

Portfolio turnover rate(i)	4%		12%	8%	6%	26%		10%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.03%	0.03%	0.03%	0.04%	0.03%
Investments in underlying funds	0.04%	0.05%	0.06%	0.06%	0.10%	0.08%

(h)	Annualized.
(i)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2045 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$16.22		$13.30	$14.73	$12.46	$11.78		$12.23

Net investment income(a)	0.12		0.39	0.31	0.32	0.26		0.26
Net realized and unrealized gain (loss)	(1.22)		3.03	(1.45)	2.25	0.68		(0.37)

Net increase (decrease) from investment operations	(1.10)		3.42	(1.14)	2.57	0.94		(0.11)

Distributions(b)
From net investment income	(0.12)		(0.39)	(0.28)	(0.30)	(0.24)		(0.25)
From net realized gain	(0.01)		(0.11)	(0.01)	—	(0.02)		(0.09)
From return of capital	—		—	—	—	(0.00	)(c)	—

Total distributions	(0.13)		(0.50)	(0.29)	(0.30)	(0.26)		(0.34)

Net asset value, end of period	$14.99		$16.22	$13.30	$14.73	$12.46		$11.78

Total Return(d)
Based on net asset value	(6.78	)%(e)	25.91%	(7.87)%	20.77%	8.00%		(0.94)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.41	%(h)	0.41%	0.40%	0.40%	0.42%		0.46%

Total expenses after fees waived and/or reimbursed	0.35	%(h)	0.35%	0.35%	0.35%	0.36%		0.37%

Net investment income	1.63	%(h)	2.56%	2.12%	2.32%	2.15%		2.09%

Supplemental Data
Net assets, end of period (000)	$105,247		$120,718	$65,642	$83,711	$61,642		$43,155

Portfolio turnover rate(i)	4%		12%	8%	6%	26%		10%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.03%	0.03%	0.03%	0.04%	0.03%
Investments in underlying funds	0.04%	0.05%	0.06%	0.06%	0.10%	0.08%

(h)	Annualized.
(i)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2045 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$16.27		$13.34	$14.76	$12.49	$11.81		$12.26

Net investment income(a)	0.15		0.42	0.37	0.38	0.29		0.29
Net realized and unrealized gain (loss)	(1.24)		3.06	(1.46)	2.23	0.68		(0.37)

Net increase (decrease) from investment operations	(1.09)		3.48	(1.09)	2.61	0.97		(0.08)

Distributions(b)
From net investment income	(0.14)		(0.44)	(0.32)	(0.34)	(0.27)		(0.28)
From net realized gain	(0.01)		(0.11)	(0.01)	—	(0.02)		(0.09)
From return of capital	—		—	—	—	(0.00	)(c)	—

Total distributions	(0.15)		(0.55)	(0.33)	(0.34)	(0.29)		(0.37)

Net asset value, end of period	$15.03		$16.27	$13.34	$14.76	$12.49		$11.81

Total Return(d)
Based on net asset value	(6.68	)%(e)	26.25%	(7.50)%	21.07%	8.28%		(0.64)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.11	%(h)	0.09%	0.10%	0.09%	0.13%		0.15%

Total expenses after fees waived and/or reimbursed	0.05	%(h)	0.05%	0.05%	0.05%	0.06%		0.07%

Net investment income	1.99	%(h)	2.80%	2.55%	2.72%	2.44%		2.39%

Supplemental Data
Net assets, end of period (000)	$2,937,258		$2,720,014	$1,645,042	$1,228,130	$584,168		$252,843

Portfolio turnover rate(i)	4%		12%	8%	6%	26%		10%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.03%	0.03%	0.03%	0.04%	0.03%
Investments in underlying funds	0.04%	0.05%	0.06%	0.06%	0.10%	0.08%

(h)	Annualized.
(i)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2045 Fund (continued)

	Investor P
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$16.20		$13.29	$15.05

Net investment income(b)	0.14		0.44	0.16
Net realized and unrealized gain (loss)	(1.25)		2.98	(1.75)

Net increase (decrease) from investment operations	(1.11)		3.42	(1.59)

Distributions(c)
From net investment income	(0.12)		(0.40)	(0.16)
From net realized gain	(0.01)		(0.11)	(0.01)

Total distributions	(0.13)		(0.51)	(0.17)

Net asset value, end of period	$14.96		$16.20	$13.29

Total Return(d)
Based on net asset value	(6.83	)%(e)	25.91%	(10.64	)%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.42	%(h)	0.49%	0.37	%(h)

Total expenses after fees waived and/or reimbursed	0.35	%(h)	0.35%	0.32	%(h)

Net investment income	1.93	%(h)	2.87%	2.71	%(h)

Supplemental Data
Net assets, end of period (000)	$5,702		$3,376	$249

Portfolio turnover rate(i)	4%		12%	8%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.01%	0.03%	0.03%
Investments in underlying funds	0.04%	0.05%	0.06%

(h)	Annualized.
(i)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2050 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$16.55		$13.51	$14.99		$12.65	$11.95		$12.41

Net investment income(a)	0.14		0.43	0.37		0.37	0.29		0.29
Net realized and unrealized gain (loss)	(1.32)		3.15	(1.53)		2.32	0.70		(0.38)

Net increase (decrease) from investment operations	(1.18)		3.58	(1.16)		2.69	0.99		(0.09)

Distributions(b)
From net investment income	(0.14)		(0.44)	(0.31)		(0.35)	(0.27)		(0.28)
From net realized gain	(0.01)		(0.10)	(0.01)		—	(0.02)		(0.09)
From return of capital	—		—	—		—	(0.00	)(c)	—

Total distributions	(0.15)		(0.54)	(0.32)		(0.35)	(0.29)		(0.37)

Net asset value, end of period	$15.22		$16.55	$13.51		$14.99	$12.65		$11.95

Total Return(d)
Based on net asset value	(7.12	)%(e)	26.71%	(7.87)%		21.38%	8.36%		(0.72)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.16	%(h)	0.15%	0.16	%(i)	0.15%	0.19%		0.22%

Total expenses after fees waived and/or reimbursed	0.10	%(h)	0.10%	0.10	%(i)	0.10%	0.11%		0.12%

Net investment income	1.94	%(h)	2.78%	2.45%		2.68%	2.40%		2.32%

Supplemental Data
Net assets, end of period (000)	$110,634		$111,105	$68,949		$70,450	$40,196		$38,476

Portfolio turnover rate(j)	3%		12%	11%		5%	28%		14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.03%	0.03%	0.03%	0.04%	0.03%
Investments in underlying funds	0.04%	0.05%	0.06%	0.06%	0.10%	0.09%

(h)	Annualized.
(i)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.15% and 0.10%, respectively.

(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2050 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$16.51		$13.48	$14.96		$12.62	$11.93		$12.39

Net investment income(a)	0.12		0.39	0.33		0.33	0.25		0.26
Net realized and unrealized gain (loss)	(1.31)		3.14	(1.52)		2.32	0.71		(0.38)

Net increase (decrease) from investment operations	(1.19)		3.53	(1.19)		2.65	0.96		(0.12)

Distributions(b)
From net investment income	(0.12)		(0.40)	(0.28)		(0.31)	(0.25)		(0.25)
From net realized gain	(0.01)		(0.10)	(0.01)		—	(0.02)		(0.09)
From return of capital	—		—	—		—	(0.00	)(c)	—

Total distributions	(0.13)		(0.50)	(0.29)		(0.31)	(0.27)		(0.34)

Net asset value, end of period	$15.19		$16.51	$13.48		$14.96	$12.62		$11.93

Total Return(d)
Based on net asset value	(7.20	)%(e)	26.40%	(8.11)%		21.14%	8.04%		(0.96)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.42	%(h)	0.44%	0.42	%(i)	0.40%	0.43%		0.46%

Total expenses after fees waived and/or reimbursed	0.35	%(h)	0.35%	0.35	%(i)	0.35%	0.36%		0.37%

Net investment income	1.62	%(h)	2.53%	2.18%		2.40%	2.07%		2.09%

Supplemental Data
Net assets, end of period (000)	$90,657		$138,397	$82,677		$95,477	$60,051		$27,413

Portfolio turnover rate(j)	3%		12%	11%		5%	28%		14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.03%	0.03%	0.03%	0.04%	0.03%
Investments in underlying funds	0.04%	0.05%	0.06%	0.06%	0.10%	0.09%

(h)	Annualized.
(i)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.41% and 0.35%, respectively.

(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2050 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016		2015

Net asset value, beginning of period	$16.55		$13.51	$14.99		$12.65	$11.95		$12.41

Net investment income(a)	0.15		0.43	0.38		0.39	0.30		0.30
Net realized and unrealized gain (loss)	(1.33)		3.16	(1.53)		2.30	0.70		(0.38)

Net increase (decrease) from investment operations	(1.18)		3.59	(1.15)		2.69	1.00		(0.08)

Distributions(b)
From net investment income	(0.14)		(0.45)	(0.32)		(0.35)	(0.28)		(0.29)
From net realized gain	(0.01)		(0.10)	(0.01)		—	(0.02)		(0.09)
From return of capital	—		—	—		—	(0.00	)(c)	—

Total distributions	(0.15)		(0.55)	(0.33)		(0.35)	(0.30)		(0.38)

Net asset value, end of period	$15.22		$16.55	$13.51		$14.99	$12.65		$11.95

Total Return(d)
Based on net asset value	(7.10	)%(e)	26.77%	(7.82)%		21.43%	8.41%		(0.67)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.11	%(h)	0.09%	0.11	%(i)	0.10%	0.13%		0.16%

Total expenses after fees waived and/or reimbursed	0.05	%(h)	0.05%	0.05	%(i)	0.05%	0.06%		0.07%

Net investment income	2.00	%(h)	2.81%	2.57%		2.73%	2.45%		2.39%

Supplemental Data
Net assets, end of period (000)	$2,631,722		$2,388,475	$1,420,616		$1,086,096	$549,541		$271,178

Portfolio turnover rate(j)	3%		12%	11%		5%	28%		14%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.03%	0.03%	0.03%	0.04%	0.03%
Investments in underlying funds	0.04%	0.05%	0.06%	0.06%	0.10%	0.09%

(h)	Annualized.
(i)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.10% and 0.05%, respectively.

(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

80	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2050 Fund (continued)

	Investor P
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$16.50		$13.47	$15.30

Net investment income(b)	0.12		0.37	0.34
Net realized and unrealized gain (loss)	(1.32)		3.16	(2.00)

Net increase (decrease) from investment operations	(1.20)		3.53	(1.66)

Distributions(c)
From net investment income	(0.12)		(0.40)	(0.16)
From net realized gain	(0.01)		(0.10)	(0.01)

Total distributions	(0.13)		(0.50)	(0.17)

Net asset value, end of period	$15.17		$16.50	$13.47

Total Return(d)
Based on net asset value	(7.27	)%(e)	26.40%	(10.93	)%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.41	%(h)	0.42%	0.39	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.35	%(h)	0.35%	0.34	%(h)(i)(j)

Net investment income	1.64	%(h)	2.41%	5.73	%(h)

Supplemental Data
Net assets, end of period (000)	$432,168		$473,345	$393,442

Portfolio turnover rate(k)	3%		12%	11%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.01%	0.03%	0.03%
Investments in underlying funds	0.04%	0.05%	0.06%

(h)	Annualized.
(i)

Reorganization, offering, and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.40% and 0.34%, respectively.

(j)

Includes reorganization, offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.34%, respectively.

(k)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2055 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$16.93		$13.77	$15.27	$12.88	$12.17		$12.60

Net investment income(a)	0.15		0.42	0.38	0.39	0.30		0.30
Net realized and unrealized gain (loss)	(1.36)		3.24	(1.56)	2.35	0.71		(0.38)

Net increase (decrease) from investment operations	(1.21)		3.66	(1.18)	2.74	1.01		(0.08)

Distributions(b)
From net investment income	(0.14)		(0.44)	(0.32)	(0.35)	(0.28)		(0.28)
From net realized gain	(0.01)		(0.06)	—	—	(0.02)		(0.07)
From return of capital	—		—	—	—	(0.00	)(c)	—

Total distributions	(0.15)		(0.50)	(0.32)	(0.35)	(0.30)		(0.35)

Net asset value, end of period	$15.57		$16.93	$13.77	$15.27	$12.88		$12.17

Total Return(d)
Based on net asset value	(7.13	)%(e)	26.75%	(7.83)%	21.38%	8.32%		(0.64)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.16	%(h)	0.16%	0.17%	0.16%	0.23%		0.30%

Total expenses after fees waived and/or reimbursed	0.09	%(h)	0.09%	0.09%	0.09%	0.10%		0.11%

Net investment income	1.93	%(h)	2.70%	2.49%	2.73%	2.45%		2.39%

Supplemental Data
Net assets, end of period (000)	$73,183		$76,250	$60,993	$52,487	$26,561		$19,214

Portfolio turnover rate(i)	3%		12%	8%	5%	33%		17%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.04%	0.04%	0.04%	0.06%	0.05%
Investments in underlying funds	0.04%	0.05%	0.06%	0.07%	0.11%	0.09%

(h)	Annualized.
(i)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

82	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2055 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$16.89		$13.74	$15.24	$12.86	$12.15		$12.58

Net investment income(a)	0.12		0.40	0.34	0.34	0.27		0.27
Net realized and unrealized gain (loss)	(1.35)		3.22	(1.55)	2.35	0.71		(0.38)

Net increase (decrease) from investment operations	(1.23)		3.62	(1.21)	2.69	0.98		(0.11)

Distributions(b)
From net investment income	(0.12)		(0.41)	(0.29)	(0.31)	(0.25)		(0.25)
From net realized gain	(0.01)		(0.06)	—	—	(0.02)		(0.07)
From return of capital	—		—	—	—	(0.00	)(c)	—

Total distributions	(0.13)		(0.47)	(0.29)	(0.31)	(0.27)		(0.32)

Net asset value, end of period	$15.53		$16.89	$13.74	$15.24	$12.86		$12.15

Total Return(d)
Based on net asset value	(7.27	)%(e)	26.46%	(8.08)%	21.05%	8.10%		(0.88)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.41	%(h)	0.43%	0.43%	0.41%	0.46%		0.53%

Total expenses after fees waived and/or reimbursed	0.34	%(h)	0.34%	0.34%	0.34%	0.34%		0.36%

Net investment income	1.60	%(h)	2.57%	2.23%	2.41%	2.19%		2.13%

Supplemental Data
Net assets, end of period (000)	$62,752		$78,919	$41,909	$41,580	$27,026		$13,140

Portfolio turnover rate(i)	3%		12%	8%	5%	33%		17%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.04%	0.04%	0.04%	0.06%	0.05%
Investments in underlying funds	0.04%	0.05%	0.06%	0.07%	0.11%	0.09%

(h)	Annualized.
(i)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2055 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016		2015

Net asset value, beginning of period	$16.94		$13.77	$15.27	$12.88	$12.17		$12.60

Net investment income(a)	0.15		0.45	0.40	0.41	0.31		0.31
Net realized and unrealized gain (loss)	(1.37)		3.23	(1.57)	2.33	0.70		(0.38)

Net increase (decrease) from investment operations	(1.22)		3.68	(1.17)	2.74	1.01		(0.07)

Distributions(b)
From net investment income	(0.14)		(0.45)	(0.33)	(0.35)	(0.28)		(0.29)
From net realized gain	(0.01)		(0.06)	—	—	(0.02)		(0.07)
From return of capital	—		—	—	—	(0.00	)(c)	—

Total distributions	(0.15)		(0.51)	(0.33)	(0.35)	(0.30)		(0.36)

Net asset value, end of period	$15.57		$16.94	$13.77	$15.27	$12.88		$12.17

Total Return(d)
Based on net asset value	(7.16	)%(e)	26.89%	(7.79)%	21.43%	8.37%		(0.60)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.11	%(h)	0.09%	0.11%	0.10%	0.18%		0.24%

Total expenses after fees waived and/or reimbursed	0.04	%(h)	0.04%	0.04%	0.04%	0.04%		0.06%

Net investment income	2.02	%(h)	2.86%	2.60%	2.79%	2.50%		2.43%

Supplemental Data
Net assets, end of period (000)	$1,538,981		$1,344,554	$716,634	$484,002	$197,394		$74,656

Portfolio turnover rate(i)	3%		12%	8%	5%	33%		17%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived .	0.01%	0.04%	0.04%	0.04%	0.06%	0.05%
Investments in underlying funds	0.04%	0.05%	0.06%	0.07%	0.11%	0.09%

(h)	Annualized.
(i)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

84	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2055 Fund (continued)

	Investor P
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$16.88		$13.73	$15.60

Net investment income(b)	0.13		0.47	0.16
Net realized and unrealized gain (loss)	(1.36)		3.15	(1.87)

Net increase (decrease) from investment operations	(1.23)		3.62	(1.71)

Distributions(c)
From net investment income	(0.12)		(0.41)	(0.16)
From net realized gain	(0.01)		(0.06)	—

Total distributions	(0.13)		(0.47)	(0.16)

Net asset value, end of period	$15.52		$16.88	$13.73

Total Return(d)
Based on net asset value	(7.26	)%(e)	26.54%	(11.00	)%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	0.44	%(h)	0.59%	0.37	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.34	%(h)	0.34%	0.32	%(h)(i)

Net investment income	1.75	%(h)	2.99%	2.63	%(h)

Supplemental Data
Net assets, end of period (000)	$2,327		$1,866	$209

Portfolio turnover rate(j)	3%		12%	8%

(a)	Commencement of operations.
(b)	Based on average Common Shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19	Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.01%	0.04%	0.04%
Investments in underlying funds	0.04%	0.05%	0.06%

(h)	Annualized.
(i)

Offering and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.38% and 0.32%, respectively.

(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2060 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,				Period from 02/29/16 (a) to 12/31/16
			2019	2018		2017

Net asset value, beginning of period	$15.06		$12.19	$13.50		$11.36	$10.00

Net investment income(b)	0.14		0.44	0.36		0.39	0.33
Net realized and unrealized gain (loss)	(1.22)		2.80	(1.40)		2.03	1.21

Net increase (decrease) from investment operations	(1.08)		3.24	(1.04)		2.42	1.54

Distributions(c)
From net investment income	(0.12)		(0.37)	(0.27)		(0.28)	(0.18)
From net realized gain	—		—	—		—	(0.00	)(d)
From return of capital	—		—	—		—	(0.00	)(d)

Total distributions	(0.12)		(0.37)	(0.27)		(0.28)	(0.18)

Net asset value, end of period	$13.86		$15.06	$12.19		$13.50	$11.36

Total Return(e)
Based on net asset value	(7.12	)%(f)	26.78%	(7.82)%		21.38%	15.50	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.21	%(i)	0.29%	0.37	%(k)	0.54%	9.54	%(i)(j)

Total expenses after fees waived and/or reimbursed	0.09	%(i)	0.09%	0.09	%(k)	0.09%	0.11	%(i)

Net investment income	2.11	%(i)	3.11%	2.68%		3.05%	3.56	%(i)

Supplemental Data
Net assets, end of period (000)	$16,783		$11,132	$2,773		$1,021	$118

Portfolio turnover rate(l)	3%		11%	13%		1%	71%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(h)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
		2019	2018	2017
Allocated fees waived	0.02%	0.05%	0.08%	0.11%	2.41%
Investments in underlying funds	0.04%	0.05%	0.06%	0.07%	0.12%

(i)	Annualized.
(j)	Audit, Offering and Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 11.15%
(k)

Includes offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.34% and 0.09%, respectively.

(l)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

86	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2060 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,				Period from 02/29/16 (a) to 12/31/16
			2019	2018		2017

Net asset value, beginning of period	$15.03		$12.17	$13.48		$11.35	$10.00

Net investment income(b)	0.12		0.37	0.31		0.36	0.26
Net realized and unrealized gain (loss)	(1.21)		2.83	(1.38)		2.02	1.26

Net increase (decrease) from investment operations	(1.09)		3.20	(1.07)		2.38	1.52

Distributions(c)
From net investment income	(0.11)		(0.34)	(0.24)		(0.25)	(0.17)
From net realized gain	—		—	—		—	(0.00	)(d)
From return of capital	—		—	—		—	(0.00	)(d)

Total distributions	(0.11)		(0.34)	(0.24)		(0.25)	(0.17)

Net asset value, end of period	$13.83		$15.03	$12.17		$13.48	$11.35

Total Return(e)
Based on net asset value	(7.25	)%(f)	26.46%	(8.04)%		21.06%	15.24	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.46	%(i)	0.57%	0.61	%(j)	0.74%	6.36	%(i)(k)

Total expenses after fees waived and/or reimbursed	0.34	%(i)	0.34%	0.34	%(j)	0.34%	0.34	%(i)

Net investment income	1.75	%(i)	2.66%	2.29%		2.85%	2.85	%(i)

Supplemental Data
Net assets, end of period (000)	$10,131		$11,358	$4,371		$2,950	$386

Portfolio turnover rate(l)	3%		11%	13%		1%	71%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(h)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
		2019	2018	2017
Allocated fees waived	0.02%	0.05%	0.08%	0.11%	1.68%
Investments in underlying funds.	0.04%	0.05%	0.06%	0.07%	0.12%

(i)	Annualized.
(j)

Includes offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.58% and 0.34%, respectively.

(k)	Audit, Offering and Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 7.39%.
(l)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2060 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,				Period from 02/29/16 (a) to 12/31/16
			2019	2018		2017

Net asset value, beginning of period	$15.07		$12.19	$13.51		$11.36	$10.00

Net investment income(b)	0.14		0.42	0.36		0.41	0.25
Net realized and unrealized gain (loss)	(1.23)		2.84	(1.40)		2.02	1.30

Net increase (decrease) from investment operations	(1.09)		3.26	(1.04)		2.43	1.55

Distributions(c)
From net investment income	(0.12)		(0.38)	(0.28)		(0.28)	(0.19)
From net realized gain	—		—	—		—	(0.00	)(d)
From return of capital	—		—	—		—	(0.00	)(d)

Total distributions	(0.12)		(0.38)	(0.28)		(0.28)	(0.19)

Net asset value, end of period	$13.86		$15.07	$12.19		$13.51	$11.36

Total Return(e)
Based on net asset value	(7.17	)%(f)	26.92%	(7.84)%		21.51%	15.54	%(f)

Ratios to Average Net Assets(g)(h)
Total expenses	0.14	%(j)	0.15%	0.24	%(i)	0.48%	5.07	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.04	%(j)	0.04%	0.04	%(i)	0.04%	0.04	%(j)

Net investment income	2.07	%(j)	2.98%	2.71%		3.20%	2.72	%(j)

Supplemental Data
Net assets, end of period (000)	$503,503		$386,113	$150,118		$70,579	$10,233

Portfolio turnover rate(l)	3%		11%	13%		1%	71%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(h)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,			Period from 02/29/16 (a) to 12/31/16
		2019	2018	2017
Allocated fees waived	0.02%	0.05%	0.08%	0.11%	1.47%
Investments in underlying funds.	0.04%	0.05%	0.06%	0.07%	0.12%

(i)

Includes offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.21% and 0.04%, respectively.

(j)	Annualized.
(k)	Audit, Offering and Organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 5.94%.
(l)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

88	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2060 Fund (continued)

	Investor P
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/2019	Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$15.03		$12.17	$13.81

Net investment income(b)	0.12		0.42	0.15
Net realized and unrealized gain (loss)	(1.22)		2.79	(1.65)

Net increase (decrease) from investment operations	(1.10)		3.21	(1.50)

Distributions from net investment income	(0.11)		(0.35)	(0.14)

Net asset value, end of period	$13.82		$15.03	$12.17

Total Return(c)
Based on net asset value	(7.31	)%(d)	26.51%	(10.92	)%(d)

Ratios to Average Net Assets(e)(f)
Total expenses	0.56	%(g)	0.65%	0.47	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.40	%(g)	0.34%	0.33	%(g)(h)(i)

Net investment income	2.17	%(g)	2.97%	2.86	%(g)(h)(i)

Supplemental Data
Net assets, end of period (000)	$3,089		$2,039	$259

Portfolio turnover rate(j)	3%		11%	13%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(f)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/2019	Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.02%	0.06%	0.08%
Investments in underlying funds	0.04%	0.06%	0.06%

(g)	Annualized.
(h)

Offering costs, board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.49% and 0.33%, respectively.

(i)

Includes offering, and board realignment and consolidation costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.46% and 0.33%, respectively.

(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	89

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2065 Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Period from 10/30/19 (a) to 12/31/19

Net asset value, beginning of period	$10.48		$10.00

Net investment income(b)	0.12		0.11
Net realized and unrealized gain (loss)	(0.83)		0.46

Net increase (decrease) from investment operations	(0.71)		0.57

Distributions from net investment income(c)	(0.07)		(0.09)

Net asset value, end of period	$9.70		$10.48

Total Return(d)
Based on net asset value	(6.73	)%(e)	5.71	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	1.23	%(h)	13.00	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.07	%(h)	0.11	%(h)

Net investment income	2.54	%(h)	6.26	%(h)

Supplemental Data
Net assets, end of period (000)	$659		$52

Portfolio turnover rate(j)	47%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Period from 10/30/19 (a) to 12/31/19
Allocated fees waived	0.51%	6.58%
Investments in underlying funds	0.04%	0.11%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 44.41%.
(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

90	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2065 Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Period from 10/30/19 (a) to 12/31/19

Net asset value, beginning of period	$10.48		$10.00

Net investment income(b)	0.09		0.11
Net realized and unrealized gain (loss)	(0.81)		0.46

Net increase (decrease) from investment operations	(0.72)		0.57

Distributions from net investment income(c)	(0.06)		(0.09)

Net asset value, end of period	$9.70		$10.48

Total Return(d)
Based on net asset value	(6.85	)%(e)	5.67	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	4.56	%(h)	13.24	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.34	%(h)	0.36	%(h)

Net investment income	2.00	%(h)	6.03	%(h)

Supplemental Data
Net assets, end of period (000)	$72		$53

Portfolio turnover rate(j)	47%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Period from 10/30/19 (a) to 12/31/19
Allocated fees waived	0.51%	6.58%
Investments in underlying funds	0.04%	0.11%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 44.60%.
(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	91

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2065 Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Period from 10/30/19 (a) to 10/31/19

Net asset value, beginning of period	$10.48		$10.00

Net investment income(b)	0.12		0.12
Net realized and unrealized gain (loss)	(0.83)		0.45

Net increase (decrease) from investment operations	(0.71)		0.57

Distributions from net investment income(c)	(0.07)		(0.09)

Net asset value, end of period	$9.70		$10.48

Total Return(d)
Based on net asset value	(6.72	)%(e)	5.72	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	2.79	%(h)	11.12	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.03	%(h)	0.06	%(h)

Net investment income	2.69	%(h)	7.08	%(h)

Supplemental Data
Net assets, end of period (000)	$7,586		$1,940

Portfolio turnover rate(j)	47%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Period from 10/30/19 (a) to 12/31/19
Allocated fees waived	0.51%	6.58%
Investments in underlying funds	0.04%	0.11%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 35.79%.
(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

92	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock LifePath Index 2065 Fund (continued)

	Investor P
	Six Months Ended 06/30/20 (unaudited)		Period from 10/30/19 (a) to 12/31/19

Net asset value, beginning of period	$10.48		$10.00

Net investment income(b)	0.10		0.11
Net realized and unrealized gain (loss)	(0.81)		0.46

Net increase (decrease) from investment operations	(0.71)		0.57

Distributions from net investment income(c)	(0.07)		(0.09)

Net asset value, end of period	$9.70		$10.48

Total Return(d)
Based on net asset value	(6.80	)%(e)	5.67	%(e)

Ratios to Average Net Assets(f)(g)
Total expenses	3.19	%(h)	13.25	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.34	%(h)	0.36	%(h)

Net investment income	2.21	%(h)	6.01	%(h)

Supplemental Data
Net assets, end of period (000)	$162		$52

Portfolio turnover rate(j)	47%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated net expenses and/or net investment income prior to March 2, 2020.
(g)

Includes the LifePath Index Fund’s share of its corresponding LifePath Index Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Period from 10/30/19 (a) to 12/31/19
Allocated fees waived	0.51%	6.58%
Investments in underlying funds	0.04%	0.11%

(h)	Annualized.
(i)	Audit, offering and organization costs were not annualized in the calculation of expense ratios. If these expenses were annualized, the total expenses would have been 44.67%.
(j)

Prior to March 2, 2020, portfolio turnover rate includes transactions from LifePath Index Master Portfolio or is the portfolio turnover rate of the LifePath Index Master Portfolio. Includes the purchases and sales of the underlying funds and Underlying Master Portfolios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	93

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following series of the Trust are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock LifePath® Index Retirement Fund	LifePath Index Retirement Fund	Diversified
BlackRock LifePath® Index 2025 Fund	LifePath Index 2025 Fund	Diversified
BlackRock LifePath® Index 2030 Fund	LifePath Index 2030 Fund	Diversified
BlackRock LifePath® Index 2035 Fund	LifePath Index 2035 Fund	Diversified
BlackRock LifePath® Index 2040 Fund	LifePath Index 2040 Fund	Diversified
BlackRock LifePath® Index 2045 Fund	LifePath Index 2045 Fund	Diversified
BlackRock LifePath® Index 2050 Fund	LifePath Index 2050 Fund	Diversified
BlackRock LifePath® Index 2055 Fund	LifePath Index 2055 Fund	Diversified
BlackRock LifePath® Index 2060 Fund	LifePath Index 2060 Fund	Diversified
BlackRock LifePath® Index 2065 Fund	LifePath Index 2065 Fund	Diversified

As of period end, the investment of LifePath Index Retirement Fund, LifePath Index 2025 Fund, LifePath Index 2030 Fund, LifePath Index 2035 Fund, LifePath Index 2040 Fund, LifePath Index 2045 Fund, LifePath Index 2050 Fund, LifePath Index 2055 Fund, LifePath Index 2060 Fund and LifePath Index 2065 Fund in Large Cap Index Master Portfolio represented 22.0%, 28.4%, 34.7%, 40.6%, 46.1%, 50.3%, 52.4%, 52.4%, 52.4% and 52.1%, respectively, of net assets. The investment of LifePath Index Retirement Fund, LifePath Index 2025 Fund, LifePath Index 2030 Fund, LifePath Index 2035 Fund, LifePath Index 2040 Fund, LifePath Index 2045 Fund, LifePath Index 2050 Fund, LifePath Index 2055 Fund, LifePath Index 2060 Fund and LifePath Index 2065 Fund in U.S. Total Bond Index Master Portfolio represented 51.5%, 40.3%, 29.4%, 19.2%, 10.2%, 3.8%, 1.0%, 0.8%, 0.9% and 1.0%, respectively, of net assets. As such, financial statements of Large Cap Index Master Portfolio and U.S. Total Bond Index Master Portfolio, including the Schedules of Investments, should be read in conjunction with each respective Fund’s financial statements. Large Cap Index Master Portfolio’s and U.S. Total Bond Index Master Portfolio’s financial statements are available, without charge, on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at sec.gov.

The Funds will generally invest in other registered investment companies (each, an “Underlying Fund” and collectively, the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates, which are affiliates of the Funds. The Funds may also invest in other master portfolios (“Underlying Master Portfolios”) that are managed by subsidiaries of BlackRock.

The value of a Fund’s investment in each of Large Cap Index Master Portfolio, Master Small Cap Index Series and U.S. Total Bond Index Master Portfolio reflects that Fund’s proportionate interest in the net assets of that master portfolio. As of period end, the Funds held interests in Underlying Master Portfolios as follows:

Fund Name	Large Cap Index Master Portfolio		Master Small Cap Index Series		U.S. Total Bond Index Master Portfolio
LifePath Index Retirement Fund	11.2%		8.8%		32.8%
LifePath Index 2025 Fund	9.0		4.9		16.0
LifePath Index 2030 Fund	17.7		6.8		18.8
LifePath Index 2035 Fund	11.4		3.2		6.8
LifePath Index 2040 Fund	18.4		3.7		5.1
LifePath Index 2045 Fund	10.3		1.6		1.0
LifePath Index 2050 Fund	11.0		1.5		0.3
LifePath Index 2055 Fund	5.7		0.8		0.1
LifePath Index 2060 Fund	1.8		0.3		—	(a)
LifePath Index 2065 Fund	—	(a)	—	(a)	—	(a)

(a)	Amount is less than 0.1%.

Prior to March 2, 2020, each Fund was a “feeder” fund (each a “Feeder Fund” and collectively the “Feeder Funds”) that invested all of its assets in a corresponding “master” portfolio of Master Investment Portfolio (“MIP”). Each Feeder Fund sought to achieve its investment objective by investing all of its assets in a corresponding Master Portfolio: LifePath® Index Retirement master portfolio, LifePath® Index 2025 Master Portfolio, LifePath® Index 2030 Master Portfolio, LifePath® Index 2035 Master Portfolio, LifePath® Index 2040 Master Portfolio, LifePath® Index 2045 Master Portfolio, LifePath® Index 2050 Master Portfolio, LifePath® Index 2055 Master Portfolio, LifePath® Index 2060 Master Portfolio and LifePath® Index 2065 Master Portfolio (each, a “LifePath Index Master Portfolio” and together, the “LifePath Index Master Portfolios”), which had the same objective and strategies as the applicable Feeder Fund. The value of each Feeder Fund’s investment in its corresponding LifePath Index Master Portfolio reflected the Feeder Fund’s proportionate interest in the net assets of the LifePath Index Master Portfolio. The performance of the Feeder Funds was directly affected by the performance of the LifePath Index Master Portfolios. As of March 2, 2020, the percentage of each LifePath Index Master Portfolio owned by the corresponding Feeder Fund was 100%.

94	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the period January 1, 2020 to February 28, 2020, each LifePath Index Master Portfolio allocated net investment income, net realized gain (loss) and net change in unrealized appreciation (depreciation) to their respective Feeder Fund in the following amounts:

Fund Name	Net Investment Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
LifePath Index Retirement Fund	$24,270,427	$6,139,918	$(140,903,232)
LifePath Index 2025 Fund	12,654,301	2,483,681	(168,349,000)
LifePath Index 2030 Fund	19,143,879	2,652,267	16,601,843
LifePath Index 2035 Fund	9,185,045	639,327	(276,377,438)
LifePath Index 2040 Fund	12,171,405	(60,623)	(486,310,728)
LifePath Index 2045 Fund	5,536,892	(357,007)	(268,727,182)
LifePath Index 2050 Fund	5,587,204	(496,543)	(289,024,170)
LifePath Index 2055 Fund	2,761,563	(251,031)	(144,672,110)
LifePath Index 2060 Fund	781,078	(75,853)	(41,959,796)
LifePath Index 2065 Fund	4,404	(3,702)	(244,503)

On March 2, 2020, each Feeder Fund ceased to invest in its corresponding LifePath Index Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund. The change into a stand-alone structure did not result to a change in net assets of the Fund and did not create a taxable event for the Fund.

Each Feeder Fund received net assets, which included net unrealized appreciation(depreciation), in exchange for its ownership in its respective LifePath Index Master Portfolio which included net unrealized appreciation(depreciation). The cost basis for the investments received from each respective LifePath Index Master Portfolio was carried forward to align ongoing reporting of the LifePath Index Master Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The amounts were as follows:

Fund Name	LifePath Index Master Portfolio Net Assets	LifePath Index Master Portfolio Appreciation (Depreciation)	Feeder Fund Appreciation (Depreciation)
LifePath Index Retirement Fund	$7,768,121,550	$701,880,442	$701,924,962
LifePath Index 2025 Fund	4,570,148,141	376,564,015	376,562,682
LifePath Index 2030 Fund	7,619,703,714	607,470,299	602,663,833
LifePath Index 2035 Fund	4,038,555,769	314,485,436	314,480,935
LifePath Index 2040 Fund	5,891,098,544	435,539,555	428,669,403
LifePath Index 2045 Fund	2,891,449,209	185,034,902	185,032,534
LifePath Index 2050 Fund	2,994,377,161	184,031,592	181,980,683
LifePath Index 2055 Fund	1,479,380,757	74,079,891	74,075,994
LifePath Index 2060 Fund	428,002,368	4,006,951	4,009,570
LifePath Index 2065 Fund	2,444,960	(171,390)	(171,390)

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Funds’ distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Prior Year Reorganization: The Board of Trustees of the Trust (the “Board”) approved the reorganization of BlackRock LifePath® Index 2020 Fund (the “Target Fund” or “LifePath Index 2020 Fund”) into the LifePath Index Retirement Fund. As a result, the LifePath Index Retirement Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the LifePath Index Retirement Fund.

Each shareholder of the Target Fund received shares of LifePath Index Retirement Fund in an amount equal to the aggregate net asset value (“NAV”) of such shareholder’s Target Fund shares, as determined at the close of business on November 18, 2019, less the costs of the Target Fund’s reorganization.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (unaudited) (continued)

The reorganization was accomplished by a tax-free exchange of shares of the LifePath Index Retirement Fund in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	LifePath Index Retirement Fund’s Share Class	Shares of the LifePath Index Retirement Fund
Institutional	26,942,429	1.02588801	Institutional	27,639,915
Investor A	14,520,233	1.02558282	Investor A	14,891,702
Class K	179,822,190	1.02628034	Class K	184,547,978
Investor P	122,228,795	1.02502346	Investor P	125,287,382

The Target Fund’s net assets and composition of net assets on November 15, 2019, the valuation date of the reorganization were as follows:

Target Fund
Net assets	$4,549,202,345
Paid-in-capital	4,027,750,180
Accumulated earnings	521,452,165

For financial reporting purposes, assets received and shares issued by the LifePath Index Retirement Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the LifePath Index Retirement Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the LifePath Index Retirement Fund before the reorganization were $3,191,903,085. The aggregate net assets of the LifePath Index Retirement Fund immediately after the reorganization amounted to $7,741,105,430. The Target Fund’s fair value prior to the reorganization were as follows:

Target Fund	Fair Value of Investments
LifePath® Index 2020 Fund	$4,549,563,254

The purpose of these transactions was to combine two funds managed by the Manager with substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on November 18, 2019.

Assuming the reorganization had been completed on January 1, 2019, the beginning of the fiscal reporting period of LifePath Index Retirement Fund, the pro forma results of operations for the six months ended June 30, 2020, are as follows:

•	Net investment income: $182,805,060

•	Net realized and change in unrealized gain on investments: $281,951,966

•	Net increase in net assets resulting from operations: $464,757,026

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the LifePath Index Retirement Fund’s Statement of Operations since November 18, 2019.

Reorganization costs incurred by the LifePath Index Retirement Fund in connection with the reorganization were expensed by the LifePath Index Retirement Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Prior to March 2, 2020, the Feeder Funds, for financial reporting purposes, contributions to and withdrawals from each LifePath Index Master Portfolio were accounted for on a trade date basis. Each Feeder Fund recorded its proportionate share of its respective LifePath Index Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses were adjusted utilizing partnership tax allocation rules. In addition, the Feeder Funds accrued their own expenses. Income, expenses and realized and unrealized gains and losses were allocated daily to each class based on its relative net assets.

96	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Each Fund records daily its proportionate share of the Underlying Master Portfolios’ income, expenses and realized and unrealized gains and losses.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments. Prior to March 2, 2020, each Feeder Fund recorded its investment in its corresponding LifePath Index Master Portfolio at fair value based on each Feeder Fund’s proportionate interest in the net assets of its corresponding LifePath Index Master Portfolio.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the ETF is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	The Funds record their proportionate investment in the Underlying Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Underlying Master Portfolios.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (unaudited) (continued)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2020, certain investments of the Funds were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the LifePath Index Master Portfolios, entered into an Investment Advisory Agreement with BFA, the LifePath Index Master Portfolios’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager was responsible for the management of each LifePath Index Master Portfolio’s portfolio and provided the personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Index Master Portfolio.

For such services, each LifePath Index Master Portfolio paid the Manager a monthly fee at an annual rate equal to 0.05% of the average daily value of each LifePath Index Master Portfolio’s net assets.

On March 2, 2020, each Fund entered into a investment advisory agreement with BFA, the terms of which are substantially the same as the investment advisory agreement between the Manager and the LifePath Index Master Portfolio, including the investment advisory fee rate.

Service Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at the annual rate of 0.25% based upon the average daily net assets of the each Fund’s Investor A and Investor P Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing services to the Funds. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

98	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2020, the following table shows the class specific service fees borne directly by each share class of each Fund:

Service Fees	Investor A	Investor P	Total
LifePath Index Retirement Fund	$308,192	$3,020,756	$3,328,948
LifePath Index 2025 Fund	180,482	50,872	231,354
LifePath Index 2030 Fund	279,567	2,306,705	2,586,272
LifePath Index 2035 Fund	173,763	17,233	190,996
LifePath Index 2040 Fund	183,881	1,682,316	1,866,197
LifePath Index 2045 Fund	128,924	4,937	133,861
LifePath Index 2050 Fund	112,220	526,594	638,814
LifePath Index 2055 Fund	79,968	2,525	82,493
LifePath Index 2060 Fund	10,782	2,982	13,764
LifePath Index 2065 Fund	70	109	179

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide general administrative services (other than investment advice and related portfolio activities). Effective March 2, 2020, BAL has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. BAL may delegate certain of its administration duties to sub-administrators. Effective March 2, 2020, BAL is entitled to receive for these administrative services an annual fee of 0.09% based on the average daily net assets of each Fund’s Institutional, Investor A and Investor P Shares and 0.04% of the average daily net assets of Class K Shares. Prior to March 2, 2020, the Funds paid BAL a monthly fee at an annual rate of 0.03% of the average daily net assets of each Fund.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Funds and, accordingly, have a favorable impact on their performance. BAL may delegate certain of its administration duties to sub-administrators.

For the six months ended June 30, 2020, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Investor A	Class K	Investor P	Total
LifePath Index Retirement Fund	$148,131	$72,498	$592,832	$716,517	$1,529,978
LifePath Index 2025 Fund	54,787	42,687	559,364	12,987	669,825
LifePath Index 2030 Fund	154,106	64,661	651,410	538,667	1,408,844
LifePath Index 2035 Fund	40,336	40,111	495,470	4,363	580,280
LifePath Index 2040 Fund	152,777	42,097	499,774	387,631	1,082,279
LifePath Index 2045 Fund	30,415	29,514	352,046	1,255	413,230
LifePath Index 2050 Fund	29,651	25,452	314,207	120,677	489,987
LifePath Index 2055 Fund	19,753	17,902	180,633	614	218,902
LifePath Index 2060 Fund	4,012	2,601	57,251	760	64,624
LifePath Index 2065 Fund	136	17	608	32	793

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2020, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2020, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K	Investor P	Total
LifePath Index Retirement Fund	$940	$8,897	$1,516	$1,934	$13,287
LifePath Index 2025 Fund	66	292	1,330	21	1,709
LifePath Index 2030 Fund	1,056	7,313	1,573	1,881	11,823
LifePath Index 2035 Fund	66	309	1,289	15	1,679
LifePath Index 2040 Fund	1,188	3,641	1,271	1,605	7,705
LifePath Index 2045 Fund	59	365	955	15	1,394
LifePath Index 2050 Fund	66	1,355	896	603	2,920
LifePath Index 2055 Fund	66	417	632	15	1,130
LifePath Index 2060 Fund	174	33	323	21	551
LifePath Index 2065 Fund	—	—	—	—	—

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Class K	Investor P	Total
LifePath Index Retirement Fund	$123,080	$58,229	$18,867	$571,129	$771,305
LifePath Index 2025 Fund	16,627	12,746	13,011	3,359	45,743
LifePath Index 2030 Fund	59,306	45,279	15,197	201,287	321,069
LifePath Index 2035 Fund	13,422	13,677	14,478	1,455	43,032

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements  (unaudited) (continued)

	Institutional	Investor A	Class K	Investor P	Total
LifePath Index 2040 Fund	$67,223	$28,743	$15,673	$161,004	$272,643
LifePath Index 2045 Fund	10,960	10,924	15,466	615	37,965
LifePath Index 2050 Fund	10,950	14,988	17,445	57,498	100,881
LifePath Index 2055 Fund	8,900	9,049	16,924	509	35,382
LifePath Index 2060 Fund	2,203	1,837	10,202	658	14,900
LifePath Index 2065 Fund	15	15	16	15	61

Other Fees: For the six months ended June 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor P Shares as follows:

	LifePath Index Retirement Fund	LifePath Index 2025 Fund	LifePath Index 2030 Fund	LifePath Index 2035 Fund	LifePath Index 2040 Fund
Investor P	$68,957	$20,839	$63,639	$8,648	$73,187

	LifePath Index 2045 Fund	LifePath Index 2050 Fund	LifePath Index 2055 Fund	LifePath Index 2060 Fund	LifePath Index 2065 Fund
Investor P	$2,670	$31,881	$938	$1,722	$124

For the six months ended June 30, 2020, affiliates received CDSCs as follows:

	LifePath Index Retirement Fund	LifePath Index 2025 Fund	LifePath Index 2030 Fund	LifePath Index 2040 Fund
Investor P	$2,897	$10	$59	$1

Expense Limitations, Waivers, Reimbursements, and Recoupments: Effective March 2, 2020, with respect to each Fund, the Manager has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Funds. Prior to March 2, 2020, this waiver was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the amounts waived were as follows:

Fees Waived and/or Reimbursed By the Manager
LifePath Index Retirement Fund	$2,830
LifePath Index 2025 Fund	3,145
LifePath Index 2030 Fund	4,380
LifePath Index 2035 Fund	2,869
LifePath Index 2040 Fund	3,550
LifePath Index 2045 Fund	2,270
LifePath Index 2050 Fund	2,423
LifePath Index 2055 Fund	1,408
LifePath Index 2060 Fund	577
LifePath Index 2065 Fund	26

Effective March 2, 2020, the Manager and Administrator have contractually agreed to reimburse each Fund for acquired fund fees and expenses up to a maximum amount equal to the combined investment advisory fee and administration fee of each share class through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Funds. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended June 30, 2020, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Fees Waived and/or Reimbursed By the Administrator/Manager
LifePath Index Retirement Fund	$1,503,660
LifePath Index 2025 Fund	936,604
LifePath Index 2030 Fund	1,547,012
LifePath Index 2035 Fund	852,328
LifePath Index 2040 Fund	1,205,787
LifePath Index 2045 Fund	603,405
LifePath Index 2050 Fund	617,077
LifePath Index 2055 Fund	312,884
LifePath Index 2060 Fund	97,810
LifePath Index 2065 Fund	1,476

100	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The fees and expenses of the Funds’ Independent Trustees, counsel to the Independent Trustees and the Funds’ independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. Effective March 2, 2020, each of BAL and BFA has contractually agreed to reimburse the Funds or provide an offsetting credit for such Independent Expenses through April 30, 2030. These amounts are included in fees waived and/or reimbursed by the Administrator/Manager in the Statements of Operations. For the six months ended June 30, 2020, the Funds waived the following amounts:

Amounts Waived
LifePath Index Retirement Fund	$59,279
LifePath Index 2025 Fund	21,047
LifePath Index 2030 Fund	48,293
LifePath Index 2035 Fund	19,491
LifePath Index 2040 Fund	62,395
LifePath Index 2045 Fund	17,302
LifePath Index 2050 Fund	20,282
LifePath Index 2055 Fund	14,711
LifePath Index 2060 Fund	13,466
LifePath Index 2065 Fund	8,185

Prior to March 2, 2020, with respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets were as follows:

	Contractual Caps through April 30, 2021 (a)					Contractual Caps through March 1, 2020 (a)
	LifePath Index Retirement Fund	LifePath Index 2030 Fund	LifePath Index 2040 Fund	LifePath Index 2050 Fund	LifePath Index 2060 Fund	LifePath Index Retirement Fund	LifePath Index 2030 Fund	LifePath Index 2040 Fund	LifePath Index 2050 Fund	LifePath Index 2060 Fund
Institutional	0.09%	0.09%	0.08%	0.08%	0.07%	1.09%	1.09%	1.08%	1.10%	1.10%
Investor A	0.34	0.34	0.33	0.33	0.32	1.34	1.34	1.33	1.35	1.35
Class K	0.04	0.04	0.03	0.03	0.02	1.04	1.04	1.03	1.05	1.05
Investor P	0.34	0.34	0.33	0.33	0.32	1.34	1.34	1.33	1.35	1.35

	Contractual Caps through April 30, 2021 (a)					Contractual Caps through March 1, 2020 (a)
	LifePath Index 2025 Fund	LifePath Index 2035 Fund	LifePath Index 2045 Fund	LifePath Index 2055 Fund	LifePath Index 2065 Fund	LifePath Index 2025 Fund	LifePath Index 2035 Fund	LifePath Index 2045 Fund	LifePath Index 2055 Fund	LifePath Index 2065 Fund
Institutional	0.09%	0.08%	0.08%	0.07%	0.09%	1.09%	1.08%	1.10%	1.10%	1.09%
Investor A	0.34	0.33	0.33	0.32	0.34	1.34	1.33	1.35	1.35	1.34
Class K	0.04	0.03	0.03	0.02	0.04	1.04	1.03	1.05	1.05	1.04
Investor P	0.34	0.33	0.33	0.32	0.34	1.34	1.33	1.35	1.35	1.34

(a)	Effective March 2, 2020, the Board approved the termination of these contractual expense limitations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Adminstrator/Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations.

For the six months ended June 30, 2020, the amounts included in fees waived and/or reimbursed by the Adminstrator/Manager were as follows:

Amounts Waived
LifePath Index Retirement Fund	$484,789
LifePath Index 2025 Fund	303,332
LifePath Index 2030 Fund	495,963
LifePath Index 2035 Fund	276,545
LifePath Index 2040 Fund	405,855
LifePath Index 2045 Fund	210,981
LifePath Index 2050 Fund	223,228
LifePath Index 2055 Fund	124,035
LifePath Index 2060 Fund	104,450
LifePath Index 2065 Fund	46,533

For the six months ended June 30, 2020, transfer agent fees waived and/or reimbursed — class specific were as follows:

	Institutional	Investor A	Class K	Investor P	Total
LifePath Index Retirement Fund	$80,052	$36,800	$18,868	$364,884	$500,604
LifePath Index 2025 Fund	1,176	350	13,012	406	14,944
LifePath Index 2030 Fund	13,579	25,159	15,197	38,987	92,922
LifePath Index 2035 Fund	1,302	1,193	14,479	433	17,407
LifePath Index 2040 Fund	20,352	15,277	15,673	39,737	91,039
LifePath Index 2045 Fund	1,536	1,523	15,466	325	18,850
LifePath Index 2050 Fund	2,005	6,644	17,444	19,170	45,263
LifePath Index 2055 Fund	2,763	2,994	16,924	346	23,027
LifePath Index 2060 Fund	1,260	1,124	10,202	484	13,070
LifePath Index 2065 Fund	11	11	14	11	47

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements  (unaudited) (continued)

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective March 2, 2020 for LifePath Index 2060 Fund and LifePath Index 2065 Fund, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on March 2, 2020:

LifePath Index 2060 Fund
Fund Level	$514,881
Institutional	10,860
Investor A	15,377
Class K	100,332
Investor P	2,722
LifePath Index 2065 Fund
Fund Level	79,534
Institutional	17
Investor A	16
Class K	23
Investor P	17

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2020, each Fund paid BTC the following amounts for securities lending agent services:

Amounts
LifePath Index Retirement Fund	$3,815
LifePath Index 2025 Fund	1,547
LifePath Index 2030 Fund	1,045
LifePath Index 2035 Fund	1,984
LifePath Index 2040 Fund	2,131
LifePath Index 2045 Fund	688
LifePath Index 2050 Fund	909
LifePath Index 2055 Fund	1,627
LifePath Index 2060 Fund	—
LifePath Index 2065 Fund	9

102	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2020, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

Other Transactions: Each Fund may invest its positive cash balances in certain money market funds managed by the Manager or an affiliate. The income earned on these temporary cash investments is shown as income-affiliated in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
LifePath Index 2025 Fund	$—	$10,955,239	$(2,200,948)
LifePath Index 2045 Fund	3,883,307	—	—
LifePath Index 2050 Fund	3,991,183	—	—
LifePath Index 2055 Fund	2,518,098	—	—
LifePath Index 2060 Fund	563,931	—	—

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments excluding short-term securities, were as follows:

	LifePath Index Retirement Fund	LifePath Index 2025 Fund	LifePath Index 2030 Fund	LifePath Index 2035 Fund	LifePath Index 2040 Fund
Purchases(a)	$863,897,776	$894,799,023	$995,820,031	$736,697,445	$692,536,338
Sales(a)	923,253,180	451,734,421	645,692,053	269,018,737	309,369,572

	LifePath Index 2045 Fund	LifePath Index 2050 Fund	LifePath Index 2055 Fund	LifePath Index 2060 Fund	LifePath Index 2065 Fund
Purchases(a)	$503,432,807	$478,748,875	$326,332,980	$161,325,801	$8,355,727
Sales(a)	110,810,550	104,745,652	48,045,983	12,885,463	2,263,938

(a)	Includes purchases and sales of investments from the LifePath Index Master Portfolio for the period January 1, 2020 to February 28, 2020, as follows:

	LifePath Index Retirement Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio	LifePath Index 2040 Master Portfolio
Purchases	$74,734,979	$244,126,318	$229,887,805	$243,917,043	$220,415,477
Sales	34,958,451	33,628,963	25,698,873	13,675,040	23,392,106

	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio	LifePath Index 2060 Master Portfolio	LifePath Index 2065 Master Portfolio
Purchases	$206,315,392	$182,253,871	$123,883,048	$61,049,083	$1,804,938
Sales	13,988,589	13,713,298	5,365,000	2,179,439	1,101,654

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019 except for LifePath Index 2060 Fund, which remains open for the period

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements  (unaudited) (continued)

ended December 31, 2016 and each of the three years ended December 31, 2019 and LifePath Index 2065 Fund, which remains open for the period ended December 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of December 31, 2019, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

LifePath Index 2060 Fund	LifePath Index 2065 Fund
$2,590,063	$1,802

As of June 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	LifePath Index Retirement Fund	LifePath Index 2025 Fund	LifePath Index 2030 Fund	LifePath Index 2035 Fund	LifePath Index 2040 Fund
Tax cost	$6,973,185,317	$4,432,800,911	$7,160,705,995	$3,939,209,820	$5,635,919,676

Gross unrealized appreciation	$916,747,561	$512,539,349	$921,122,611	$525,437,668	$732,782,015
Gross unrealized depreciation	(36,150,244)	(30,508,530)	(157,931,175)	(101,026,719)	(194,243,109)

Net unrealized appreciation (depreciation)	$880,597,317	$482,030,819	$763,191,436	$424,410,949	$538,538,906

	LifePath Index 2045 Fund	LifePath Index 2050 Fund	LifePath Index 2055 Fund	LifePath Index 2060 Fund	LifePath Index 2065 Fund
Tax cost	$2,894,252,102	$2,606,053,570	$1,565,060,531	$513,844,502	$8,097,353

Gross unrealized appreciation	$336,182,302	$732,441,987	$153,199,474	$33,614,688	$450,004
Gross unrealized depreciation	(80,727,714)	(80,981,679)	(44,098,059)	(14,706,101)	(10,207)

Net unrealized appreciation (depreciation)	$255,454,588	$651,460,308	$109,101,415	$18,908,587	$439,797

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

104	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Index Retirement Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,364,543	$30,132,694	4,905,764	$62,262,954
Shares issued in reinvestment of distributions	433,641	5,468,918	513,150	6,591,337
Shares issued in reorganization	—	—	27,639,915	357,244,026
Shares redeemed	(4,980,175)	(62,371,408)	(4,822,605)	(60,496,765)

Net increase (decrease)	(2,181,991)	$(26,769,796)	28,236,224	$365,601,552

Investor A
Shares sold	1,847,344	$23,657,335	4,564,803	$57,839,346
Shares issued in reinvestment of distributions	189,589	2,387,446	281,351	3,610,000
Shares issued in reorganization	—	—	14,891,702	192,208,015
Shares redeemed	(6,793,910)	(87,260,334)	(3,392,383)	(42,835,432)

Net increase (decrease)	(4,756,977)	$(61,215,553)	16,345,473	$210,821,929

Class K
Shares sold	58,769,528	$752,728,640	86,341,268	$1,094,046,524
Shares issued in reinvestment of distributions	4,042,875	50,974,603	4,517,341	57,935,745
Shares issued in reorganization	—	—	184,547,978	2,384,059,929
Shares redeemed	(47,428,691)	(597,835,767)	(33,878,510)	(427,109,047)

Net increase	15,383,712	$205,867,476	241,528,077	$3,108,933,151

Investor P
Shares sold	4,699,701	$59,714,555	3,607,587	$45,490,004
Shares issued in reinvestment of distributions	1,883,746	23,716,860	2,542,411	32,515,330
Shares issued in reorganization	—	—	125,287,382	1,615,690,375
Shares redeemed	(14,797,075)	(186,190,530)	(14,988,562)	(187,362,343)

Net increase (decrease)	(8,213,628)	$(102,759,115)	116,448,818	$1,506,333,366

Total Net Increase	231,116	$15,123,012	402,558,592	$5,191,689,998

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Index 2025 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,076,675	$28,281,492	8,671,908	$118,306,056
Shares issued in reinvestment of distributions	145,319	1,951,956	308,993	4,309,186
Shares redeemed	(1,415,760)	(19,137,036)	(4,192,327)	(55,991,978)

Net increase	806,234	$11,096,412	4,788,574	$66,623,264

Investor A
Shares sold	1,596,917	$21,779,869	4,402,937	$59,574,100
Shares issued in reinvestment of distributions	99,027	1,328,523	306,470	4,248,493
Shares redeemed	(2,138,858)	(28,777,448)	(3,322,780)	(45,459,031)

Net increase (decrease)	(442,914)	$(5,669,056)	1,386,627	$18,363,562

Class K
Shares sold	61,520,508	$847,246,662	92,247,193	$1,249,686,541
Shares issued in reinvestment of distributions	3,401,869	45,709,451	8,207,331	114,044,149
Shares redeemed	(31,969,855)	(433,428,935)	(35,156,325)	(475,785,645)

Net increase	32,952,522	$459,527,178	65,298,199	$887,945,045

Investor P
Shares sold	1,316,146	$17,948,753	2,360,250	$32,081,289
Shares issued in reinvestment of distributions	31,413	421,603	46,892	655,178
Shares redeemed	(297,111)	(3,966,744)	(145,937)	(1,983,233)

Net increase	1,050,448	$14,403,612	2,261,205	$30,753,234

Total Net Increase	34,366,290	$479,358,146	73,734,605	$1,003,685,105

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Index 2030 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,395,831	$46,797,360	12,286,887	$172,309,139
Shares issued in reinvestment of distributions	394,997	5,367,032	1,116,959	16,070,239
Shares redeemed	(3,746,019)	(51,307,539)	(6,556,867)	(89,999,831)

Net increase	44,809	$856,853	6,846,979	$98,379,547

Investor A
Shares sold	2,109,394	$29,268,545	5,545,925	$77,172,744
Shares issued in reinvestment of distributions	146,392	1,989,451	703,278	10,099,959
Shares redeemed	(9,808,519)	(141,037,553)	(5,471,152)	(76,586,975)

Net increase (decrease)	(7,552,733)	$(109,779,557)	778,051	$10,685,728

Class K
Shares sold	64,004,279	$899,062,626	100,048,389	$1,391,816,762
Shares issued in reinvestment of distributions	3,884,582	52,772,704	10,285,729	147,707,101
Shares redeemed	(28,467,726)	(385,730,505)	(36,638,871)	(507,064,310)

Net increase	39,421,135	$566,104,825	73,695,247	$1,032,459,553

Investor P
Shares sold	3,583,024	$49,678,435	6,400,755	$89,352,544
Shares issued in reinvestment of distributions	1,212,611	16,491,902	4,135,772	59,334,598
Shares redeemed	(8,419,927)	(115,497,427)	(17,903,626)	(248,439,469)

Net increase (decrease)	(3,624,292)	$(49,327,090)	(7,367,099)	$(99,752,327)

Total Net Increase	28,288,919	$407,855,031	73,953,178	$1,041,772,501

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Index 2035 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,823,030	$26,149,369	5,638,310	$81,445,287
Shares issued in reinvestment of distributions	101,341	1,409,238	283,106	4,231,753
Shares redeemed	(1,533,005)	(21,624,284)	(3,535,268)	(50,303,945)

Net increase	391,366	$5,934,323	2,386,148	$35,373,095

Investor A
Shares sold	1,409,298	$19,996,386	4,685,276	$67,068,400
Shares issued in reinvestment of distributions	87,820	1,219,369	316,370	4,706,667
Shares redeemed	(2,172,652)	(30,201,130)	(2,687,655)	(39,067,868)

Net increase (decrease)	(675,534)	$(8,985,375)	2,313,991	$32,707,199

Class K
Shares sold	52,374,717	$750,546,430	76,574,620	$1,098,990,051
Shares issued in reinvestment of distributions	2,856,068	39,690,402	7,746,108	115,409,385
Shares redeemed	(20,834,557)	(292,506,494)	(24,944,651)	(357,738,221)

Net increase	34,396,228	$497,730,338	59,376,077	$856,661,215

Investor P
Shares sold	414,168	$5,938,097	793,365	$11,414,227
Shares issued in reinvestment of distributions	9,904	137,809	17,583	264,146
Shares redeemed	(72,173)	(1,034,597)	(65,069)	(926,289)

Net increase	351,899	$5,041,309	745,879	$10,752,084

Total Net Increase	34,463,959	$499,720,595	64,822,095	$935,493,593

106	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Index 2040 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,200,222	$45,402,892	7,869,162	$116,162,801
Shares issued in reinvestment of distributions	368,701	5,186,064	1,205,226	18,461,539
Shares redeemed	(2,905,389)	(41,249,120)	(6,623,487)	(97,093,441)

Net increase	663,534	$9,339,836	2,450,901	$37,530,899

Investor A
Shares sold	1,556,649	$22,222,012	3,933,402	$63,168,276
Shares issued in reinvestment of distributions	88,793	1,249,815	847,924	7,246,146
Shares redeemed	(6,807,032)	(104,479,696)	(2,896,325)	(42,662,793)

Net increase (decrease)	(5,161,590)	$(81,007,869)	1,885,001	$27,751,629

Class K
Shares sold	51,294,617	$755,969,821	72,855,160	$1,066,849,549
Shares issued in reinvestment of distributions	2,815,659	39,607,219	7,543,745	121,403,043
Shares redeemed	(18,241,408)	(257,890,095)	(26,101,264)	(381,597,209)

Net increase	35,868,868	$537,686,945	54,297,641	$806,655,383

Investor P
Shares sold	3,170,475	$45,192,624	5,339,456	$78,560,818
Shares issued in reinvestment of distributions	817,753	11,518,934	3,036,381	46,388,729
Shares redeemed	(5,505,530)	(78,812,299)	(11,727,881)	(172,101,344)

Net decrease	(1,517,302)	$(22,100,741)	(3,352,044)	$(47,151,797)

Total Net Increase	29,853,510	$443,918,171	55,281,499	$824,786,114

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Index 2045 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,352,437	$19,930,196	4,134,440	$62,675,783
Shares issued in reinvestment of distributions	72,827	1,045,347	198,083	3,126,280
Shares redeemed	(1,164,414)	(17,335,881)	(2,451,852)	(36,690,669)

Net increase	260,850	$3,639,662	1,880,671	$29,111,394

Investor A
Shares sold	1,120,650	$16,478,080	3,481,014	$55,742,213
Shares issued in reinvestment of distributions	61,196	879,532	466,810	3,753,639
Shares redeemed	(1,602,299)	(22,950,835)	(1,440,103)	(21,858,169)

Net increase (decrease)	(420,453)	$(5,593,223)	2,507,721	$37,637,683

Class K
Shares sold	38,135,888	$567,832,546	53,873,707	$811,182,666
Shares issued in reinvestment of distributions	1,939,954	27,864,701	5,090,520	83,895,290
Shares redeemed	(11,883,622)	(172,476,691)	(15,125,320)	(228,116,394)

Net increase	28,192,220	$423,220,556	43,838,907	$666,961,562

Investor P
Shares sold	192,988	$2,733,169	274,521	$4,154,025
Shares issued in reinvestment of distributions	2,966	43,070	4,768	75,631
Shares redeemed	(23,316)	(337,648)	(89,626)	(1,363,227)

Net increase	172,638	$2,438,591	189,663	$2,866,429

Total Net Increase	28,205,255	$423,705,586	48,416,962	$736,577,068

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Index 2050 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,908,891	$28,050,619	4,330,085	$66,648,432
Shares issued in reinvestment of distributions	69,859	1,017,656	193,605	3,110,797
Shares redeemed	(1,423,299)	(21,885,534)	(2,915,933)	(44,484,704)

Net increase	555,451	$7,182,741	1,607,757	$25,274,525

Investor A
Shares sold	1,123,972	$16,641,870	3,135,666	$50,818,895
Shares issued in reinvestment of distributions	51,952	756,292	435,815	3,961,737
Shares redeemed	(3,587,583)	(56,244,325)	(1,323,680)	(20,382,687)

Net increase (decrease)	(2,411,659)	$(38,846,163)	2,247,801	$34,397,945

Class K
Shares sold	36,540,369	$554,031,465	49,981,430	$764,140,308
Shares issued in reinvestment of distributions	1,711,606	24,893,709	4,369,899	73,138,948
Shares redeemed	(9,666,519)	(142,169,576)	(15,228,350)	(232,305,398)

Net increase	28,585,456	$436,755,598	39,122,979	$604,973,858

Investor P
Shares sold	1,369,047	$20,037,302	2,474,823	$37,927,935
Shares issued in reinvestment of distributions	244,478	3,562,373	894,935	14,295,142
Shares redeemed	(1,821,283)	(27,016,103)	(3,897,691)	(59,553,609)

Net decrease	(207,758)	$(3,416,428)	(527,933)	$(7,330,532)

Total Net Increase	26,521,490	$401,675,748	42,450,604	$657,315,796

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Index 2055 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,189,712	$18,301,354	3,390,696	$53,061,446
Shares issued in reinvestment of distributions	45,013	669,816	134,518	2,263,835
Shares redeemed	(1,037,697)	(16,312,398)	(3,452,650)	(53,704,844)

Net increase	197,028	$2,658,772	72,564	$1,620,437

Investor A
Shares sold	1,024,716	$15,366,238	2,474,834	$38,772,796
Shares issued in reinvestment of distributions	35,671	529,177	121,480	1,993,577
Shares redeemed	(1,692,550)	(24,047,673)	(975,049)	(15,544,849)

Net increase (decrease)	(632,163)	$(8,152,258)	1,621,265	$25,221,524

Class K
Shares sold	24,433,565	$373,989,749	33,196,411	$520,913,388
Shares issued in reinvestment of distributions	956,906	14,247,183	2,210,087	36,083,191
Shares redeemed	(5,959,300)	(89,903,196)	(8,065,519)	(126,795,533)

Net increase	19,431,171	$298,333,736	27,340,979	$430,201,046

Investor P
Shares sold	41,080	$630,297	94,831	$1,507,303
Shares issued in reinvestment of distributions	1,147	17,127	1,995	32,915
Shares redeemed	(2,812)	(43,933)	(1,530)	(24,770)

Net increase	39,415	$603,491	95,296	$1,515,448

Total Net Increase	19,035,451	$293,443,741	29,130,104	$458,558,455

108	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 06/30/20		Year Ended 12/31/19
LifePath Index 2060 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	708,957	$9,534,930	769,062	$10,701,713
Shares issued in reinvestment of distributions	10,376	138,038	13,578	198,331
Shares redeemed	(247,549)	(3,460,271)	(271,175)	(3,774,832)

Net increase	471,784	$6,212,697	511,465	$7,125,212

Investor A
Shares sold	301,805	$4,080,863	552,935	$7,707,090
Shares issued in reinvestment of distributions	5,590	74,415	15,283	221,349
Shares redeemed	(330,422)	(4,816,055)	(171,832)	(2,426,776)

Net increase (decrease)	(23,027)	$(660,777)	396,386	$5,501,663

Class K
Shares sold	13,280,484	$180,658,064	16,256,353	$227,305,816
Shares issued in reinvestment of distributions	324,114	4,300,204	551,181	8,000,911
Shares redeemed	(2,915,234)	(39,238,681)	(3,493,925)	(48,511,972)

Net increase	10,689,364	$145,719,587	13,313,609	$186,794,755

Investor P
Shares sold	93,823	$1,190,431	125,007	$1,749,678
Shares issued in reinvestment of distributions	1,559	20,819	1,979	28,925
Shares redeemed	(7,688)	(101,563)	(12,575)	(176,058)

Net increase	87,694	$1,109,687	114,411	$1,602,545

Total Net Increase	11,225,815	$152,381,194	14,335,871	$201,024,175

	Six Months Ended 06/30/20		Period from 10/30/19 (a) 12/31/19
LifePath Index 2065 Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	65,112	$547,581	5,001	$50,010
Shares issued in reinvestment of distributions	421	3,987	—	—
Shares redeemed	(2,610)	(23,093)	(1)	(10)

Net increase	62,923	$528,475	5,000	$50,000

Investor A
Shares sold	2,371	$22,256	5,035	$50,360
Shares issued in reinvestment of distributions	13	128	—	3
Shares redeemed	—	(3)	(1)	(10)

Net increase	2,384	$22,381	5,034	$50,353

Class K
Shares sold	796,472	$7,349,234	184,319	$1,869,688
Shares issued in reinvestment of distributions	4,555	43,368	861	9,028
Shares redeemed	(204,396)	(1,898,119)	(144)	(1,492)

Net increase	596,631	$5,494,483	185,036	$1,877,224

Investor P
Shares sold	16,920	$146,857	5,001	$50,010
Shares issued in reinvestment of distributions	76	719
Shares redeemed	(5,277)	(45,840)	(1)	(10)

Net increase	11,719	$101,736	5,000	$50,000

Total Net Increase	673,657	$6,147,075	200,070	$2,027,577

(a)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2020, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

	Institutional	Investor A	Class K	Investor P	Total
LifePath Index Retirement Fund	—	—	—	32,483	32,483
LifePath Index 2025 Fund	—	—	—	14,948	14,948
LifePath Index 2030 Fund	—	—	—	14,524	14,524
LifePath Index 2035 Fund	—	—	—	14,025	14,025
LifePath Index 2040 Fund	—	—	—	13,661	13,661
LifePath Index 2045 Fund	—	—	—	13,289	13,289
LifePath Index 2050 Fund	—	—	—	13,072	13,072
LifePath Index 2055 Fund	—	—	—	12,821	12,821
LifePath Index 2060 Fund	—	—	—	14,482	14,482
LifePath Index 2065 Fund	5,000	5,000	85,000	5,000	100,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

110	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees of BlackRock Funds III (the “Trust”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock LifePath Index Retirement Fund (“LifePath Index Retirement Fund”), BlackRock LifePath Index 2025 Fund (“LifePath Index 2025 Fund”), BlackRock LifePath Index 2030 Fund (“LifePath Index 2030 Fund”), BlackRock LifePath Index 2035 Fund (“LifePath Index 2035 Fund”), BlackRock LifePath Index 2040 Fund (“LifePath Index 2040 Fund”), BlackRock LifePath Index 2045 Fund (“LifePath Index 2045 Fund”), BlackRock LifePath Index 2050 Fund (“LifePath Index 2050 Fund”), BlackRock LifePath Index 2055 Fund (“LifePath Index 2055 Fund”) and BlackRock LifePath Index 2060 Fund (“LifePath Index 2060 Fund”) (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	111

Disclosure of Investment Advisory Agreement  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of each Fund’s portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, each Fund’s net performance of each of LifePath Index Retirement Fund, LifePath Index 2025 Fund, LifePath Index 2030 Fund, LifePath Index 2035 Fund, LifePath Index 2040 Fund, LifePath Index 2045 Fund, LifePath Index 2050 Fund and LifePath Index 2055 Fund was within tolerance of its benchmark. The Board noted that for the one-year, three-year and since-inception periods reported, LifePath Index 2060 Fund’s net performance was within tolerance of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for each Fund, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

112	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the varying fee structures for fund of funds can limit the value of management fee comparisons. The Board also noted that each Fund’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. Additionally, the Board noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate each Fund for certain other fees and expenses.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement was fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	113

Disclosure of Investment Advisory Agreement  (continued)

At an in-person meeting on November 13, 2019 (the “November Meeting”), the Board of Trustees of BlackRock Funds III (the “Trust”), with respect to of BlackRock LifePath Index Retirement Fund, BlackRock LifePath Index 2025 Fund, BlackRock LifePath Index 2030 Fund, BlackRock LifePath Index 2035 Fund, BlackRock LifePath Index 2040 Fund, BlackRock LifePath Index 2045 Fund, BlackRock LifePath Index 2050 Fund, BlackRock LifePath Index 2055 Fund, BlackRock LifePath Index 2060 Fund and BlackRock LifePath Index 2065 Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, and the Board of Trustees of Master Investment Portfolio (the “Master Portfolio”), with respect to LifePath Index Retirement Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio, LifePath Index 2055 Master Portfolio, LifePath Index 2060 Master Portfolio and LifePath Index 2065 Master Portfolio (each, a “Master Fund” and collectively, the “Master Funds”), each a series of the Master Portfolio, approved the conversion of each Fund from a feeder fund that invests its assets into the corresponding Master Fund into a stand-alone fund that makes direct investments. In connection with the conversion, the Board of Directors of the Master Portfolio also approved the termination of each Master Fund.

At the November Meeting, the Board of Directors of the Trust considered the initial approval of the proposed investment advisory agreement between BlackRock Advisors, LLC (the “Manager”) and the Trust, on behalf of each Fund (the “Agreement”). The Board of the Trust was informed that the Agreement was substantively the same as the investment advisory agreement in place at that time between the Manager and the Master Portfolio with respect to each Master Fund (the “Existing Agreement”). On the date of the November Meeting, the Board of the Trust consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board of the Trust is required to consider the initial approval of the Agreement.

The Board of the Master Portfolio met in person on April 17, 2019 (the “April Meeting”) and on May 14-15, 2019 (the “May Meeting”) to consider the approval of the Existing Agreement on behalf of each Master Fund. Because each Fund was a “feeder” fund that invested all of its investable assets in the corresponding Master Fund, the Board of the Trust also considered the approval of the Existing Agreement with respect to each Master Fund. At the May Meeting, the Board of the Master Portfolio, including the independent board members, approved the continuation of the Existing Agreement with respect to each Master Fund for a one-year term ending June 30, 2020. The Board of the Trust, including the Independent Board Members, also considered the continuation of the Existing Agreement with respect to each Master Fund and found the Existing Agreement to be satisfactory.

The materials reviewed and the factors considered by the Board of the Trust at the November Meeting in connection with approval of the proposed Agreement were substantially the same as the materials reviewed and the factors the Board of the Trust considered at the April Meeting and the May Meeting with respect to consideration of the approval of the Existing Agreement. A discussion of the basis for the Board of the Master Portfolio’s approval and the Board of the Trust’s consideration of the Existing Agreement at the May Meeting is included in the semi-annual shareholder report of each Fund for the period ended June 30, 2019.

Following discussion, at the November Meeting the Board of the Trust, including the Independent Board Members, approved the Agreement between the Manager and the Trust with respect to each Fund for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Trust, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board of the Trust did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

114	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	115

Additional Information

General Information

Householding

The LifePath Index Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the LifePath Index Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The LifePath Index Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The LifePath Index Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the LifePath Index Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the LifePath Index Funds voted proxies relating to securities held in the LifePath Index Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

116	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	117

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the LifePath Index Funds unless preceded or accompanied by the LifePath Index Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LPindex-6/20-SAR

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds III

•	iShares MSCI Total International Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	iShares MSCI Total International Index Fund

Investment Objective

iShares MSCI Total International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI All Country World Index ex USA Index (the “MSCI ACWI ex USA Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund’s Institutional Shares returned (10.58)%, Investor A Shares returned (10.61)% and Class K Shares returned (10.54)%. The benchmark MSCI ACWI ex USA Index returned (11.00)% for the same period.

The Fund invests all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

Developed markets declined significantly in the first quarter of 2020 as all eleven of the Global Industry Classification Standard (“GICS”) sectors tumbled in the quarter. Health care outperformed in the asset class while traditional defensive sectors such as consumer staples and utilities fared better than other sectors. Energy was the worst-performing sector in the first three months of 2020.

In the Asia-Pacific region, Japan outperformed relatively in the first quarter of 2020 while the country is likely to see a technical recession after a contraction in its fourth quarter of 2019 gross domestic product growth due to a sales tax hike and as the coronavirus pandemic hit Japan’s tourism and trade in the first quarter of 2020. Both Singapore and Australia suffered from record drawdowns on coronavirus fears during the quarter.

On continental Europe, Italy and Spain were among the worst performers in the first quarter of 2020 as the coronavirus outbreak in Italy intensified in late February and virus-related measures started to disrupt economic activities in the broader region with both France and Germany also weighing on the eurozone equity market. The globally integrated European economy is particularly vulnerable to global supply chain disruptions, posing downside risks to growth. Macro data across the region already showed a significant negative impact, as export orders sharply declined and the Eurozone March 2020 final manufacturing Purchasing Managers’ Index came in at 44.5 versus the 44.6 estimated, its lowest since July 2012.

In the United Kingdom, business sentiment improved in the first two months of 2020, before the spread of coronavirus started to rattle its economy, pushing U.K. equities down in March 2020.

Developed markets advanced in the second quarter of 2020, amid strong fiscal and monetary stimulus, combined with the reopening of economies.

The European Central Bank (“ECB”) continued its quantitative easing with a novel and flexible Pandemic Emergency Purchase Programme that allows the ECB to buy government debt out of proportion to euro area country shareholdings in the bank. Meanwhile, the targeted long-term refinancing operation provided a record boost to the ECB balance.

On continental Europe, Germany outperformed in the second quarter of 2020 with stronger government support while Italy, Switzerland and Spain lagged. Shares in the United Kingdom underperformed the region, with lower quarterly gains.

In the Asia-Pacific region, Australia led strong gains after suffering from record drawdowns on coronavirus fears in the previous quarter. Hong Kong and Singapore posted positive returns but underperformed in the region.

From a sector perspective, all GICS sectors rallied in the second quarter of 2020. Information technology and materials outperformed in the asset class while traditional defensive sectors such as consumer staples and real estate fell behind in the rally. Energy remained the worst-performing sector.

Describe recent portfolio activity.

During the six-month period, as changes were made to the composition of the MSCI ACWI ex USA Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	iShares MSCI Total International Index Fund

Performance Summary for the Period Ended June 30, 2020

	6-Month Total Returns	Average Annual Total Returns (a)(b)
		1 Year	5 Years	Since Inception (c)
Institutional	(10.58)%	(4.57)%	2.28%	2.15%
Investor A	(10.61)	(4.71)	2.02	1.89
Class K	(10.54)	(4.49)	2.31	2.43
MSCI ACWI ex USA Index (d)	(11.00)	(4.80)	2.26	2.53

(a)	See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the MSCI ACWI ex USA Index, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the MSCI ACWI ex USA Index.

(c)	The Fund commenced operations on June 30, 2011.
(d)	The index is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$894.20	$0.75	$1,000.00	$1,024.07	$0.81	0.16%
Investor A	1,000.00	893.90	1.93	1,000.00	1,022.82	2.06	0.41
Class K	1,000.00	894.60	0.52	1,000.00	1,024.32	0.55	0.11

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

iShares MSCI Total International Index Fund

ASSETS
Investments at value — Master Portfolio	$973,194,002
Receivables:
Capital shares sold	3,918,681
Withdrawals from the Master	202,432
Prepaid expenses	51,040

Total assets	977,366,155

LIABILITIES
Payables:
Administration fees	3,574
Capital shares redeemed	4,121,113
Income dividend distributions	3,014,116
Officer’s fees	167
Other accrued expenses	45,069
Professional fees	29,082
Service fees	67,968

Total liabilities	7,281,089

NET ASSETS	$970,085,066

NET ASSETS CONSIST OF
Paid-in capital	$964,582,378
Accumulated earnings	5,502,688

NET ASSETS	$970,085,066

Institutional — Based on net assets of $129,137,477 and 15,673,648 shares outstanding, unlimited shares authorized, no par value	$8.24

Investor A — Based on net assets of $331,787,207 and 40,386,204 shares outstanding, unlimited shares authorized, no par value	$8.22

Class K — Based on net assets of $509,160,382 and 59,923,205 shares outstanding, unlimited shares authorized, no par value	$8.50

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

iShares MSCI Total International Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master portfolio:
Dividends — affiliated	$31,202
Dividends — unaffiliated	14,521,442
Securities lending income — affiliated — net	164,948
Foreign taxes withheld	(1,933,228)
Expenses	(404,104)
Fees waived	2,537

Total investment income	12,382,797

FUND EXPENSES
Service and distribution — class specific	385,777
Transfer agent — class specific	134,150
Administration	47,285
Registration	44,074
Professional	28,867
Printing	10,210
Accounting services	1,705
Officer	180
Miscellaneous	5,413

Total expenses	657,661
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(35,074)
Transfer agent fees waived and/or reimbursed — class specific	(13,301)

Total expenses after fees waived and/or reimbursed	609,286

Net investment income	11,773,511

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Futures contracts	1,278,617
Foreign currency transactions	(34,799)
Investments — affiliated	3,015
Investments — unaffiliated (including $328 foreign capital gain tax)	(25,148,418)

(23,901,585)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(57,700)
Foreign currency translations	(38,077)
Investments — affiliated	13,910
Investments — unaffiliated (including $84,652 foreign capital gain tax)	(85,994,658)

(86,076,525)

Net realized and unrealized loss	(109,978,110)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(98,204,599)

See notes to financial statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares MSCI Total International Index Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,773,511	$27,232,380
Net realized loss	(23,901,585)	(5,581,639)
Net change in unrealized appreciation (depreciation)	(86,076,525)	149,223,173

Net increase (decrease) in net assets resulting from operations	(98,204,599)	170,873,914

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,656,715)	(7,053,977)
Investor A	(3,892,372)	(8,998,745)
Class K .	(6,823,964)	(12,934,902)

Decrease in net assets resulting from distributions to Common shareholders	(12,373,051)	(28,987,624)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(14,065,772)	221,905,970

NET ASSETS
Total increase (decrease) in net assets	(124,643,422)	363,792,260
Beginning of period	1,094,728,488	730,936,228

End of period	$970,085,066	$1,094,728,488

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund

	Institutional
	Six Months Ended 06/30/20 (Unaudited)		Year Ended December 31,
			2019		2018		2017		2016	2015

Net asset value, beginning of period	$9.35		$7.97		$9.54		$7.70		$7.65	$8.43

Net investment income(a)	0.09		0.27		0.26		0.24		0.21	0.21
Net realized and unrealized gain (loss)	(1.09)		1.40		(1.56)		1.86		0.12	(0.69)

Net increase (decrease) from investment operations	(1.00)		1.67		(1.30)		2.10		0.33	(0.48)

Distributions(b)
From net investment income	(0.11)		(0.29)		(0.25)		(0.26)		(0.21)	(0.17)
From net realized gain	—		—		—		(0.00	)(c)	(0.07)	(0.13)
From return of capital	—		—		(0.02)		—		—	—

Total distributions	(0.11)		(0.29)		(0.27)		(0.26)		(0.28)	(0.30)

Net asset value, end of period	$8.24		$9.35		$7.97		$9.54		$7.70	$7.65

Total Return(d)
Based on net asset value	(10.58	)%(e)	21.18%		(13.94)%		27.57%		4.31%	(5.89)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.17	%(h)	0.16	%(i)	0.17	%(i)	0.16%		0.19%	0.45%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.16	%(h)	0.16%		0.16%		0.16%		0.16%	0.17%

Net investment income	2.17	%(h)	3.08%		2.83%		2.69%		2.74%	2.49%

Supplemental Data
Net assets, end of period (000)	$129,138		$264,845		$159,351		$73,405		$76,001	$40,716

Portfolio turnover rate of the Master Portfolio	17%		5%		40%		57%		15%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (Unaudited)		Year Ended December 31,
			2019		2018		2017		2016	2015

Net asset value, beginning of period	$9.32		$7.95		$9.52		$7.68		$7.63	$8.41

Net investment income(a)	0.09		0.25		0.23		0.22		0.19	0.13
Net realized and unrealized gain (loss)	(1.09)		1.39		(1.56)		1.86		0.12	(0.62)

Net increase (decrease) from investment operations	(1.00)		1.64		(1.33)		2.08		0.31	(0.49)

Distributions(b)
From net investment income	(0.10)		(0.27)		(0.22)		(0.24)		(0.19)	(0.16)
From net realized gain	—		—		—		(0.00	)(c)	(0.07)	(0.13)
From return of capital	—		—		(0.02)		—		—	—

Total distributions	(0.10)		(0.27)		(0.24)		(0.24)		(0.26)	(0.29)

Net asset value, end of period	$8.22		$9.32		$7.95		$9.52		$7.68	$7.63

Total Return(d)
Based on net asset value	(10.61	)%(e)	20.80%		(14.19)%		27.32%		4.07%	(6.05)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.42	%(h)	0.41	%(i)	0.42	%(i)	0.41%		0.46%	0.43%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.41	%(h)	0.41%		0.41%		0.41%		0.41%	0.38%

Net investment income	2.34	%(h)	2.84%		2.55%		2.47%		2.48%	1.63%

Supplemental Data
Net assets, end of period (000)	$331,787		$341,385		$272,066		$288,431		$247,732	$144,177

Portfolio turnover rate of the Master Portfolio	17%		5%		40%		57%		15%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Total International Index Fund (continued)

	Class K
	Six Months Ended 06/30/20 (Unaudited)		Year Ended December 31,
			2019	2018		2017		2016	2015

Net asset value, beginning of period	$9.64		$8.21	$9.82		$7.92		$7.86	$8.65

Net investment income(a)	0.11		0.28	0.27		0.25		0.21	0.23
Net realized and unrealized gain (loss)	(1.14)		1.44	(1.61)		1.91		0.13	(0.71)

Net increase (decrease) from investment operations	(1.03)		1.72	(1.34)		2.16		0.34	(0.48)

Distributions(b)
From net investment income	(0.11)		(0.29)	(0.25)		(0.26)		(0.21)	(0.18)
From net realized gain	—		—	—		(0.00	)(c)	(0.07)	(0.13)
From return of capital	—		—	(0.02)		—		—	—

Total distributions	(0.11)		(0.29)	(0.27)		(0.26)		(0.28)	(0.31)

Net asset value, end of period	$8.50		$9.64	$8.21		$9.82		$7.92	$7.86

Total Return(d)
Based on net asset value	(10.54	)%(e)	21.22%	(13.91)%		27.62%		4.37%	(5.83)%

Ratios to Average Net Assets(f)(g)
Total expenses	0.12	%(h)	0.11%	0.12	%(i)	0.11%		0.14%	0.46%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.11	%(h)	0.11%	0.11%		0.11%		0.11%	0.13%

Net investment income	2.69	%(h)	3.15%	2.85%		2.75%		2.68%	2.71%

Supplemental Data
Net assets, end of period (000)	$509,160		$488,498	$299,520		$263,532		$103,498	$7,297

Portfolio turnover rate of the Master Portfolio	17%		5%	40%		57%		15%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares MSCI Total International Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At June 30, 2020, the percentage of the Master Portfolio owned by the Fund was 99.9%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A Shares bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, Inc (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates of 0.25% based upon the average daily net assets of Investor A Shares.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing services to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended June 30, 2020, the class specific service fees borne directly by Investor A Shares was $385,777.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2020, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K	Total
$189	$1,106	$620	$1,915

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Total
$41,958	$82,662	$9,530	$134,150

Expense Limitations, Waivers, and Reimbursements: With respect to the Fund, the Administrator/Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Class K
0.16%	0.41%	0.11%

The Administrator/Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the Administrator/Manager waived and/or reimbursed $35,074, which is included in fees waived and/ or reimbursed by the Administrator/Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements are as follows:

Institutional	Investor A	Class K	Total
$3,184	$3,553	$6,564	$13,301

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officers in the Master Portfolio’s Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2019, the Fund had non-expiring capital loss carryforwards available to offset future realized capital gains of $13,184,931.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,288,925	$25,466,027	13,301,414	$116,421,815
Shares issued in reinvestment of distributions	217,901	1,656,715	795,852	7,052,234
Shares redeemed	(16,161,136)	(146,484,216)	(5,760,973)	(50,944,221)

Net increase (decrease)	(12,654,310)	$(119,361,474)	8,336,293	$72,529,828

Investor A
Shares sold	8,678,236	$63,097,963	18,188,679	$160,062,788
Shares issued in reinvestment of distributions	513,260	3,891,212	1,018,406	8,995,577
Shares redeemed	(5,422,953)	(44,574,536)	(16,812,998)	(147,579,863)

Net increase	3,768,543	$22,414,639	2,394,087	$21,478,502

Class K
Shares sold	24,847,077	$210,225,179	28,436,533	$256,695,981
Shares issued in reinvestment of distributions	871,115	6,806,013	1,415,561	12,927,470
Shares redeemed	(16,475,889)	(134,150,129)	(15,654,910)	(141,725,811)

Net increase	9,242,303	$82,881,063	14,197,184	$127,897,640

Total Net Increase (Decrease)	356,536	$(14,065,772)	24,927,564	$221,905,970

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	15

Master Portfolio Information as of June 30, 2020	Total International ex U.S. Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Alibaba Group Holding Ltd. — ADR	2%
Tencent Holdings Ltd.	2
Nestle SA, Registered Shares	2
Taiwan Semiconductor Manufacturing Co. Ltd.	1
Roche Holding AG	1
Samsung Electronics Co. Ltd.	1
Novartis AG, Registered Shares	1
ASML Holding NV	1
SAP SE	1
AstraZeneca PLC	1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	16%
China	12
United Kingdom	8
France	7
Switzerland	7
Canada	6
Germany	6
Australia	5
Taiwan	3
South Korea	3
Netherlands	3
India	2
United States	2
Hong Kong	2
Sweden	2
Brazil	2
Spain	2
Denmark	2
Italy	1
South Africa	1
Other(a)	9
Liabilities in Excess of Other Assets	(1)

(a)

Others include Austria, Belgium, Chile, Colombia, Finland, Hungary, Indonesia, Ireland, Israel, Luxembourg, Macau, Malaysia, Mexico, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Qatar, Russia, Saudi Arabia, Singapore, Thailand, Turkey, United Arab Emirates.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.3%

Argentina — 0.0%
Globant SA(a)	1,394	$208,891
Telecom Argentina SA — ADR(b)	6,259	56,018
YPF SA, ADR(b)	7,500	43,125

		308,034

Australia — 5.0%
Afterpay Ltd.(a)	10,522	454,421
AGL Energy Ltd.	29,297	346,588
AMP Ltd.(a)	204,862	265,076
Ampol Ltd.	14,063	286,553
AngloGold Ashanti Ltd.	19,921	586,120
APA Group(c)	54,780	423,577
Aristocrat Leisure Ltd.(a)	27,117	485,570
ASX Ltd.	9,515	565,556
Aurizon Holdings Ltd.	84,172	286,427
AusNet Services	88,260	101,973
Australia & New Zealand Banking Group Ltd.(a)	128,640	1,669,123
BHP Group Ltd.	138,241	3,441,909
BHP Group PLC	99,525	2,036,587
BlueScope Steel Ltd.	28,378	233,774
Brambles Ltd.	68,252	517,513
CIMIC Group Ltd.(a)	6,446	108,322
Coca-Cola Amatil Ltd.	30,254	182,234
Cochlear Ltd.(a)	3,207	421,044
Coles Group Ltd.	64,098	761,956
Commonwealth Bank of Australia	84,388	4,075,461
Computershare Ltd.	21,967	203,403
Crown Resorts Ltd.	17,839	120,172
CSL Ltd.	21,748	4,325,438
Dexus	50,184	322,097
Evolution Mining Ltd.	73,581	292,300
Fortescue Metals Group Ltd.	78,883	766,875
Glencore PLC(a)	473,257	1,008,134
Goodman Group	79,872	824,137
GPT Group	116,521	338,507
Insurance Australia Group Ltd.	122,445	491,416
Lendlease Group(c)	34,964	302,202
Macquarie Group Ltd.	15,782	1,309,782
Magellan Financial Group Ltd.	5,653	230,843
Medibank Pvt Ltd.	113,882	236,106
Mirvac Group	177,414	268,002
National Australia Bank Ltd.	152,698	1,935,045
Newcrest Mining Ltd.	38,674	857,560
Northern Star Resources Ltd.	34,694	327,199
Oil Search Ltd.	113,047	250,530
Orica Ltd.	17,936	207,423
Origin Energy Ltd.	90,631	368,800
Qantas Airways Ltd.(a)	30,338	80,392
QBE Insurance Group Ltd.	63,379	391,119
Ramsay Health Care Ltd.	8,965	414,025
REA Group Ltd.(b)	2,994	225,608
Rio Tinto Ltd.	17,037	1,166,585
Rio Tinto PLC	54,240	3,052,440
Santos Ltd.	76,966	286,050
Scentre Group(a)	238,120	361,500
SEEK Ltd.	14,013	214,383
Sonic Healthcare Ltd.	23,586	498,061
South32 Ltd.	233,710	330,869
Stockland	120,177	278,666
Suncorp Group Ltd.	58,287	374,546
Sydney Airport(a)(c)	57,722	227,805
Tabcorp Holdings Ltd.	86,499	204,021
Telstra Corp. Ltd.	212,153	460,506

Security	Shares	Value

Australia (continued)
TPG Telecom Ltd.(a)	14,159	$86,963
Transurban Group(c)	128,164	1,256,868
Treasury Wine Estates Ltd.	30,139	219,288
TUAS Ltd.(a)	7,079	3,298
Vicinity Centres	223,827	224,343
Washington H Soul Pattinson & Co. Ltd.	6,150	83,534
Wesfarmers Ltd.	54,185	1,684,730
Westpac Banking Corp.(a)	169,892	2,129,321
WiseTech Global Ltd.(b)	7,407	100,202
Woodside Petroleum Ltd.	43,066	650,842
Woolworths Group Ltd.	59,851	1,542,765

		48,784,485

Austria — 0.1%
ANDRITZ AG(b)	2,807	102,346
Erste Group Bank AG(a)	15,004	354,360
OMV AG	7,068	238,502
Raiffeisen Bank International AG	9,388	167,794
Verbund AG	2,859	128,404
voestalpine AG	5,074	109,575

		1,100,981

Belgium — 0.6%
Ageas SA	9,417	333,736
Anheuser-Busch InBev SA	35,271	1,738,733
Colruyt SA	2,435	133,826
Elia Group SA	1,275	138,709
Galapagos NV(a)	2,147	423,770
Groupe Bruxelles Lambert SA	4,304	360,503
KBC Group NV(a)	12,495	717,853
Proximus SADP	7,301	148,773
Sofina SA	520	137,308
Solvay SA	3,386	271,645
Telenet Group Holding NV	1,636	67,408
UCB SA	6,475	751,400
Umicore SA(a)	9,298	438,903

		5,662,567

Brazil — 1.2%
Ambev SA	242,318	630,069
Atacadao SA	19,425	70,547
B2W Cia Digital(a)	9,039	177,934
B3 SA — Brasil Bolsa Balcao	103,511	1,048,605
Banco Bradesco SA	62,310	217,245
Banco BTG Pactual SA	8,514	119,770
Banco do Brasil SA	40,649	240,317
Banco Santander Brasil SA	13,412	69,106
BB Seguridade Participacoes SA	29,783	149,350
BR Malls Participacoes SA	45,055	83,514
BRF SA(a)	28,171	110,133
CCR SA	52,990	141,291
Centrais Eletricas Brasileiras SA(a)	17,279	98,499
Cia Brasileira de Distribuicao	7,649	99,838
Cia de Saneamento Basico do Estado de Sao Paulo	21,664	229,862
Cia Siderurgica Nacional SA	38,838	76,275
Cielo SA	56,040	47,609
Cogna Educacao	73,599	89,460
Cosan SA	9,178	119,693
Energisa SA	7,713	69,498
Engie Brasil Energia SA	6,487	50,208
Equatorial Energia SA	36,500	155,850
Hapvida Participacoes e Investimentos SA(d)	11,869	135,690
Hypera SA	19,300	118,183
IRB Brasil Resseguros S/A	30,111	60,908
Klabin SA	26,128	97,678
Localiza Rent a Car SA	30,475	229,259

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Brazil (continued)
Lojas Renner SA	38,017	$292,218
Magazine Luiza SA	37,947	499,973
Multiplan Empreendimentos Imobiliarios SA	14,550	54,849
Natura & Co. Holding SA	28,677	210,407
Natura & Co. Holding SA(a)	1,508	11,017
Notre Dame Intermedica Participacoes SA	25,117	314,118
Petrobras Distribuidora SA(a)	32,398	128,386
Petroleo Brasileiro SA(a)	191,944	788,516
Porto Seguro SA	4,400	40,795
Raia Drogasil SA	9,656	196,419
Rumo SA(a)	53,100	219,602
Sul America SA	17,856	147,987
Suzano SA(a)	21,634	146,359
TIM Participacoes SA	41,040	107,164
Ultrapar Participacoes SA	46,397	156,815
Vale SA	173,555	1,784,667
WEG SA	38,068	354,282
Wheaton Precious Metals Corp.	22,151	974,246

		11,164,211

Canada — 6.3%
Agnico Eagle Mines Ltd.	11,641	745,398
Air Canada(a)	5,891	73,551
Algonquin Power & Utilities Corp.	24,406	315,502
Alimentation Couche-Tard, Inc., Class B	42,608	1,336,051
AltaGas Ltd.	16,709	192,616
Atco Ltd., Class I	3,829	113,578
B2Gold Corp.	46,276	263,149
Bank of Montreal	30,880	1,643,628
Bank of Nova Scotia(b)	58,492	2,420,507
Barrick Gold Corp.	84,528	2,274,461
BCE, Inc.	5,162	215,286
BlackBerry Ltd.(a)	22,058	107,560
Brookfield Asset Management, Inc., Class A	64,804	2,132,766
CAE, Inc.(a)	11,941	193,681
Cameco Corp.	18,780	192,559
Canadian Apartment Properties REIT	4,555	163,028
Canadian Imperial Bank of Commerce	21,926	1,465,502
Canadian National Railway Co.	34,234	3,028,761
Canadian Natural Resources Ltd.	58,420	1,013,399
Canadian Pacific Railway Ltd.	6,513	1,656,651
Canadian Tire Corp. Ltd., Class A	3,022	261,865
Canadian Utilities Ltd., Class A	5,686	141,564
Canopy Growth Corp.(a)(b)	12,661	205,079
CCL Industries, Inc., Class B	6,846	221,275
Cenovus Energy, Inc.(a)	48,424	226,497
CGI, Inc.(a)	11,239	708,067
CI Financial Corp.	11,467	145,871
Constellation Software, Inc.	912	1,029,755
Cronos Group, Inc.(a)(b)	7,439	44,822
Dollarama, Inc.	13,168	438,028
Emera, Inc.	12,252	482,102
Empire Co. Ltd., Class A	7,280	174,332
Enbridge, Inc.	94,962	2,887,472
Fairfax Financial Holdings Ltd.	1,310	404,724
First Capital Real Estate Investment Trust	4,826	49,341
Fortis, Inc.	20,748	789,054
Franco-Nevada Corp.	8,949	1,250,131
George Weston Ltd.	4,143	303,492
Gildan Activewear, Inc.(a)	9,332	144,558
Great-West Lifeco, Inc.	13,282	232,846
Hydro One Ltd.(d)	14,809	278,487
iA Financial Corp. Inc.	7,123	238,518
IGM Financial, Inc.	4,062	98,708
Imperial Oil Ltd.(b)	11,421	183,732

Security	Shares	Value

Canada (continued)
Intact Financial Corp.	7,394	$703,726
Inter Pipeline Ltd.	18,400	171,314
Keyera Corp.	8,699	132,446
Kinross Gold Corp.(a)	56,854	410,407
Kirkland Lake Gold Ltd.	12,917	531,865
Loblaw Cos. Ltd.	8,981	437,341
Magna International, Inc.	13,967	622,013
Manulife Financial Corp.	94,021	1,279,145
Metro, Inc.	11,515	474,985
National Bank of Canada	16,086	728,941
Nutrien Ltd.(b)	27,400	880,368
Onex Corp.	4,171	188,426
Open Text Corp.	14,277	606,268
Pan American Silver Corp.	10,536	319,976
Parkland Corp.	7,050	175,056
Pembina Pipeline Corp.	25,186	629,650
Power Corp. of Canada	25,028	440,239
Quebecor, Inc., Class B	11,082	238,113
Restaurant Brands International, Inc.	14,066	765,569
RioCan Real Estate Investment Trust	9,233	104,463
Ritchie Bros Auctioneers, Inc.	5,096	207,466
Rogers Communications, Inc., Class B	15,844	636,631
Royal Bank of Canada	67,399	4,572,865
Saputo, Inc.	10,865	259,060
Shaw Communications, Inc., Class B	21,778	355,160
Shopify, Inc., Class A(a)	4,995	4,745,434
SmartCentres Real Estate Investment Trust	4,313	66,430
Sun Life Financial, Inc.	29,205	1,073,245
Suncor Energy, Inc.	72,323	1,219,412
TC Energy Corp.	45,274	1,934,216
Teck Resources Ltd., Class B	21,176	221,805
TELUS Corp.	20,836	349,466
Thomson Reuters Corp.	8,086	549,391
TMX Group Ltd.	2,646	261,618
Toronto-Dominion Bank	87,199	3,891,711
WSP Global, Inc.	5,749	352,579
Yamana Gold, Inc.	42,756	232,424

		61,257,178

Chile — 0.2%
Aguas Andinas SA, Class A	76,400	25,876
Antofagasta PLC	18,127	209,808
Banco de Chile	1,960,832	173,071
Banco de Credito e Inversiones SA	2,187	74,287
Banco Santander Chile	3,205,454	131,122
Cencosud SA	124,577	193,878
Cia Cervecerias Unidas SA	4,404	31,714
Colbun SA	466,420	74,386
Empresa Nacional de Telecomunicaciones SA	2,032	13,111
Empresas CMPC SA	65,894	130,922
Empresas COPEC SA	18,259	122,482
Enel Americas SA	1,752,619	264,579
Enersis Chile SA	1,792,039	133,956
Lundin Mining Corp.	21,717	116,455
SACI Falabella	52,829	167,221

		1,862,868

China — 11.9%
3SBio, Inc.(a)(d)	95,500	121,552
51job, Inc. — ADR(a)(b)	1,550	111,275
58.com, Inc. — ADR(a)(b)	4,858	262,041
A-Living Services Co. Ltd., Class H(d)	30,250	153,736
AAC Technologies Holdings, Inc.(a)(b)	45,000	277,911
Addsino Co. Ltd.	44,700	86,911
AECC Aviation Power Co. Ltd., Class A	24,600	82,110

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Agile Group Holdings Ltd.	76,000	$90,086
Agricultural Bank of China Ltd., Class A	289,800	138,799
Agricultural Bank of China Ltd., Class H	1,322,000	535,072
Aier Eye Hospital Group Co. Ltd., Class A	24,336	149,878
Air China Ltd., Class A	111,198	104,639
Air China Ltd., Class H	62,000	37,274
Airtac International Group	8,000	141,321
AK Medical Holdings Ltd.(d)	30,000	95,632
Alibaba Group Holding Ltd. — ADR(a)	89,928	19,397,470
Alibaba Health Information Technology Ltd.(a)	176,000	517,560
Aluminum Corp. of China Ltd., Class H(a)	164,000	30,932
Anhui Conch Cement Co. Ltd., Class A	17,700	133,202
Anhui Conch Cement Co. Ltd., Class H	59,500	403,181
Anhui Gujing Distillery Co. Ltd.	8,500	91,559
ANTA Sports Products Ltd.	55,000	489,339
Autohome, Inc. — ADR(b)	2,459	185,654
AviChina Industry & Technology Co. Ltd., Class H	116,000	52,915
BAIC Motor Corp. Ltd., Class H(d)	114,000	49,890
Baidu, Inc. — ADR(a)	13,114	1,572,237
Bank of Beijing Co. Ltd., Class A	100,100	69,507
Bank of China Ltd., Class A	111,600	55,030
Bank of China Ltd., Class H	3,752,000	1,389,865
Bank of Communications Co. Ltd., Class A	130,900	95,120
Bank of Communications Co. Ltd., Class H	468,700	290,205
Bank of Hangzhou Co. Ltd., Class A	70,800	89,632
Bank of Jiangsu Co. Ltd., Class A	79,800	64,151
Bank of Nanjing Co. Ltd., Class A	57,500	59,778
Bank of Ningbo Co. Ltd., Class A	25,600	95,443
Bank of Shanghai Co. Ltd., Class A	76,510	90,060
Baoshan Iron & Steel Co. Ltd., Class A	317,098	205,381
Baozun, Inc., ADR(a)(b)	2,062	79,284
BBMG Corp., Class A	45,700	19,882
BeiGene Ltd., ADR(a)	2,006	377,930
Beijing Capital International Airport Co. Ltd., Class H	100,000	62,584
Beijing Enterprises Holdings Ltd.	21,000	70,519
Beijing Enterprises Water Group Ltd.(a)	232,000	91,041
Best, Inc., ADR(a)	697	2,983
Bilibili, Inc. — ADR(a)(b)	5,086	235,584
BOC Hong Kong Holdings Ltd.	187,500	600,355
BOE Technology Group Co. Ltd., Class A	158,600	105,518
Bosideng International Holdings Ltd.	258,000	80,331
Brilliance China Automotive Holdings Ltd.	148,000	133,953
Budweiser Brewing Co. APAC Ltd.(d)	72,800	213,117
BYD Co. Ltd., Class A	5,900	60,385
Byd Co. Ltd., Class H	27,500	214,398
BYD Electronic International Co. Ltd.	28,000	64,686
CGN Power Co. Ltd., Class H(d)	546,000	113,203
Changchun High & New Technology Industry Group, Inc., Class A	2,200	135,448
China Aoyuan Group Ltd.	76,000	92,888
China Cinda Asset Management Co. Ltd., Class H	360,000	71,013
China CITIC Bank Corp. Ltd., Class H	448,000	196,317
China Communications Construction Co. Ltd., Class H	239,000	135,556
China Communications Services Corp. Ltd., Class H	138,000	86,482
China Conch Venture Holdings Ltd.	67,500	286,496
China Construction Bank Corp., Class A	83,600	74,781
China Construction Bank Corp., Class H	4,525,000	3,680,556
China East Education Holdings Ltd.(d)	9,500	17,269
China Eastern Airlines Corp. Ltd., Class H	176,000	63,368
China Education Group Holdings Ltd.	58,000	93,534
China Everbright Bank Co. Ltd., Class A	215,300	109,251
China Everbright Bank Co. Ltd., Class H	67,000	25,299
China Everbright International Ltd.	146,629	77,797
China Everbright Ltd.	52,000	75,757

Security	Shares	Value

China (continued)
China Evergrande Group	103,000	$268,021
China Feihe Ltd.(d)	50,000	100,755
China Fortune Land Development Co. Ltd., Class A	35,000	113,683
China Galaxy Securities Co. Ltd., Class H	132,500	72,132
China Gas Holdings Ltd.	125,000	387,233
China Hongqiao Group Ltd.	133,000	59,222
China Huarong Asset Management Co. Ltd., Class H(d)	320,000	32,407
China Huishan Dairy Holdings Co. Ltd.(a)(e)	109,840	—
China International Capital Corp. Ltd., Class H(a)(d)	59,200	117,130
China International Travel Service Corp. Ltd., Class A	7,700	168,838
China Jinmao Holdings Group Ltd.	192,000	136,639
China Lesso Group Holdings Ltd.	39,000	51,191
China Life Insurance Co. Ltd., Class A	22,200	85,895
China Life Insurance Co. Ltd., Class H	347,000	700,164
China Literature Ltd.(a)(d)	9,400	63,740
China Longyuan Power Group Corp. Ltd., Class H	126,000	71,040
China Medical System Holdings Ltd.	61,000	72,139
China Mengniu Dairy Co. Ltd.(a)	137,000	525,337
China Merchants Bank Co. Ltd., Class A	65,200	312,296
China Merchants Bank Co. Ltd., Class H	185,078	857,678
China Merchants Port Holdings Co. Ltd.	65,720	77,953
China Merchants Securities Co. Ltd., Class A(a)	46,000	143,271
China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	32,997	77,040
China Minsheng Banking Corp. Ltd., Class A	159,000	127,772
China Minsheng Banking Corp. Ltd., Class H(a)	332,680	229,004
China Mobile Ltd.	297,500	2,008,736
China Molybdenum Co. Ltd., Class H	213,000	70,324
China National Building Material Co. Ltd., Class H	218,000	233,827
China National Nuclear Power Co. Ltd., Class A	102,500	59,468
China Oilfield Services Ltd., Class H	64,000	58,323
China Overseas Land & Investment Ltd.	188,000	574,046
China Overseas Property Holdings, Ltd.	85,000	90,615
China Pacific Insurance Group Co. Ltd., Class A	15,500	60,049
China Pacific Insurance Group Co. Ltd., Class H	128,800	346,174
China Petroleum & Chemical Corp., Class A	90,900	50,461
China Petroleum & Chemical Corp., Class H	1,212,400	507,097
China Power International Development Ltd.	483,000	88,893
China Railway Construction Corp. Ltd., Class A	81,100	96,519
China Railway Construction Corp. Ltd., Class H	67,000	53,071
China Railway Group Ltd., Class H	230,000	118,723
China Resources Beer Holdings Co. Ltd.	80,000	446,560
China Resources Cement Holdings Ltd.	122,000	150,465
China Resources Gas Group Ltd.	48,000	234,855
China Resources Land Ltd.	153,111	585,220
China Resources Pharmaceutical Group Ltd.(d)	69,500	40,259
China Resources Power Holdings Co. Ltd.	118,000	139,192
China Shenhua Energy Co. Ltd., Class A	31,800	64,841
China Shenhua Energy Co. Ltd., Class H	140,000	217,276
China Shipbuilding Industry Co. Ltd., Class A(a)	99,699	56,619
China Southern Airlines Co. Ltd., Class H(a)	120,000	53,662
China State Construction Engineering Corp. Ltd., Class A	105,700	71,569
China State Construction International Holdings Ltd.	70,000	41,125
China Taiping Insurance Holdings Co. Ltd.	72,672	117,393
China Telecom Corp. Ltd., Class H	612,000	171,909
China Tower Corp. Ltd., Class H(d)	1,886,000	335,153
China Traditional Chinese Medicine Holdings Co. Ltd.	178,000	86,109
China Unicom Hong Kong Ltd.	288,000	156,700
China United Network Communications Ltd., Class A	118,200	81,304
China Vanke Co. Ltd., Class A	21,601	80,253
China Vanke Co. Ltd., Class H	81,800	261,077
China Yangtze Power Co. Ltd., Class A	90,600	243,388
China Yuhua Education Corp., Ltd.(d)	92,000	75,976
Chongqing Rural Commercial Bank Co. Ltd., Class H	122,000	48,248

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Chongqing Zhifei Biological Products Co. Ltd., Class A	8,700	$123,048
CIFI Holdings Group Co. Ltd.	170,000	133,919
CITIC Ltd.	315,000	297,450
CITIC Securities Co. Ltd., Class A	32,100	109,908
CITIC Securities Co. Ltd., Class H	103,000	196,470
CNOOC Ltd.	791,000	887,761
Contemporary Amperex Technology Co. Ltd., Class A	5,500	137,149
COSCO SHIPPING Energy Transportation Co. Ltd.	78,900	72,758
COSCO SHIPPING Energy Transportation Co. Ltd., Class H	28,000	12,541
COSCO SHIPPING Holdings Co. Ltd., Class A(a)	40,598	20,009
COSCO SHIPPING Ports Ltd.	134,000	72,280
Country Garden Holdings Co. Ltd.	341,270	423,277
Country Garden Services Holdings Co. Ltd.	67,000	312,780
CRRC Corp. Ltd., Class A	99,799	78,909
CRRC Corp. Ltd., Class H	222,350	94,397
CSC Financial Co. Ltd., Class A	800	4,478
CSPC Pharmaceutical Group Ltd.	264,000	499,986
Dali Foods Group Co. Ltd.(d)	175,500	106,961
Daqin Railway Co. Ltd., Class A	125,000	124,674
Dongfeng Motor Group Co. Ltd., Class H	138,000	83,227
East Money Information Co. Ltd., Class A	19,080	54,795
ENN Energy Holdings Ltd.	34,200	386,476
Fangda Carbon New Material Co. Ltd., Class A(a)	119,420	106,891
Far East Horizon Ltd.	141,000	120,369
Focus Media Information Technology Co. Ltd., Class A	124,100	98,274
Foshan Haitian Flavouring & Food Co. Ltd., Class A	7,560	133,227
Fosun International Ltd.	131,500	168,533
Foxconn Industrial Internet Co. Ltd.	48,100	103,737
Fuyao Glass Industry Group Co. Ltd., Class A	31,200	92,484
GD Power Development Co. Ltd., Class A	234,500	61,534
GDS Holdings Ltd. — ADR(a)	4,184	333,297
Geely Automobile Holdings Ltd.	290,000	460,738
Genscript Biotech Corp.(a)	36,000	74,451
GF Securities Co. Ltd., Class H	93,600	100,808
Gigadevice Semiconductor Beijing, Inc., Class A	700	23,494
GOME Retail Holdings Ltd.(a)(b)	627,000	105,099
Great Wall Motor Co. Ltd., Class H	157,500	99,126
Gree Electric Appliances, Inc. of Zhuhai, Class A	11,300	90,801
Greenland Holdings Corp. Ltd., Class A	23,999	21,053
Greentown Service Group Co. Ltd.	94,000	111,419
Guangdong Investment Ltd.	164,000	282,882
Guangzhou Automobile Group Co. Ltd., Class H	134,400	97,920
Guangzhou R&F Properties Co. Ltd., Class H	34,400	40,482
Guotai Junan Securities Co. Ltd., Class A	55,544	136,088
Haidilao International Holding Ltd.(b)(d)	39,000	165,748
Haier Electronics Group Co. Ltd.	48,000	146,136
Haier Smart Home Co. Ltd., Class A	41,800	105,035
Haitian International Holdings Ltd.	51,000	103,857
Haitong Securities Co. Ltd., Class A(a)	45,000	80,385
Haitong Securities Co. Ltd., Class H(a)	144,400	117,317
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	34,899	150,861
Hansoh Pharmaceutical Group Co. Ltd.(a)(d)	36,000	170,259
Henan Shuanghui Investment & Development Co. Ltd., Class A	14,800	96,844
Hengan International Group Co. Ltd.	39,000	306,977
Hithink RoyalFlush Information Network Co. Ltd., Class A	4,600	87,211
Hua Hong Semiconductor Ltd.(a)(b)(d)	21,000	73,619
Huaneng Power International, Inc., Class H	192,000	72,417
Huatai Securities Co. Ltd., Class A	31,600	84,351
Huatai Securities Co. Ltd., Class H(d)	68,800	110,135
Huaxia Bank Co. Ltd., Class A	132,899	115,312
Huayu Automotive Systems Co. Ltd., Class A	8,300	24,594
Huazhu Group Ltd., ADR(b)	6,229	218,326
HUYA, Inc., ADR(a)(b)	787	14,693

Security	Shares	Value

China (continued)
Iflytek Co. Ltd., Class A	19,900	$106,035
Industrial & Commercial Bank of China Ltd., Class A	231,800	163,550
Industrial & Commercial Bank of China Ltd., Class H	2,739,000	1,655,911
Industrial Bank Co. Ltd., Class A	73,700	165,068
Inner Mongolia BaoTou Steel Union Co. Ltd., Class A(a)	1,341,200	205,376
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	19,400	85,703
Inner Mongolia Yitai Coal Co. Ltd., Class B	105,600	68,724
Innovent Biologics, Inc.(a)(d)	41,500	308,872
iQIYI, Inc., ADR(a)	11,889	275,706
JD.com, Inc. — ADR(a)	40,517	2,438,313
Jiangsu Expressway Co. Ltd., Class H	26,000	30,558
Jiangsu Hengrui Medicine Co. Ltd., Class A	17,760	232,219
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	5,200	77,651
Jiangxi Copper Co. Ltd., Class H	30,000	30,567
Jiangxi Zhengbang Technology Co. Ltd.	28,700	71,234
JOYY, Inc., ADR(a)	2,689	238,111
Kaisa Group Holdings Ltd.(a)	221,000	84,143
Kingboard Holdings Ltd.	35,000	91,357
Kingdee International Software Group Co. Ltd.(b)	100,000	233,988
Kingsoft Corp. Ltd.	49,000	229,518
Koolearn Technology Holding Ltd.(a)(d)	1,500	6,054
Kunlun Energy Co. Ltd.	134,000	87,760
Kweichow Moutai Co. Ltd., Class A	3,716	772,069
KWG Group Holdings Ltd.(a)	74,000	125,730
Lee & Man Paper Manufacturing Ltd.	120,000	65,224
Lenovo Group Ltd.(b)	322,000	179,657
Li Ning Co. Ltd.	98,500	315,440
Lingyi iTech Guangdong Co., Class A(a)	7,000	10,605
Logan Group Co. Ltd.	72,000	128,636
Longfor Group Holdings Ltd.(d)	91,500	437,995
LONGi Green Energy Technology Co. Ltd., Class A	21,300	123,270
Luxshare Precision Industry Co. Ltd., Class A	31,329	229,171
Luye Pharma Group Ltd.(d)	111,000	68,247
Luzhou Laojiao Co. Ltd., Class A	3,600	46,605
Mango Excellent Media Co. Ltd.(a)	11,800	109,307
Meituan Dianping, Class B(a)	169,300	3,783,238
Metallurgical Corp. of China Ltd., Class A	330,500	117,869
Momo, Inc., ADR	7,937	138,739
Muyuan Foodstuff Co. Ltd., Class A	11,390	132,557
Nanjing Securities Co. Ltd., Class A	33,000	66,827
NARI Technology Co. Ltd., Class A	35,700	102,928
NAURA Technology Group Co. Ltd., Class A	500	12,126
NetEase, Inc. — ADR	3,785	1,625,203
New China Life Insurance Co. Ltd., Class H	43,200	145,684
New Hope Liuhe Co. Ltd., Class A	12,700	53,784
New Oriental Education & Technology Group, Inc. — ADR(a)	6,612	861,081
NIO, Inc., ADR(a)(b)	43,412	335,141
Noah Holdings Ltd., ADR(a)(b)	1,707	43,477
People’s Insurance Co. Group of China Ltd., Class H	381,000	111,728
PetroChina Co. Ltd., Class H	818,000	273,532
PICC Property & Casualty Co. Ltd., Class H	320,298	266,189
Pinduoduo, Inc., ADR(a)	12,338	1,059,094
Ping An Bank Co. Ltd., Class A	47,100	85,601
Ping An Healthcare and Technology Co. Ltd.(a)(b)(d)	16,800	257,570
Ping An Insurance Group Co. of China Ltd., Class A	35,100	355,421
Ping An Insurance Group Co. of China Ltd., Class H	270,500	2,696,611
Poly Developments and Holdings Group Co. Ltd., Class A	43,000	90,195
Postal Savings Bank of China Co. Ltd., Class H(d)	453,000	261,028
Prosus NV(a)	23,140	2,151,056
SAIC Motor Corp. Ltd., Class A	30,300	73,152
Sanan Optoelectronics Co. Ltd., Class A	26,600	94,560
Sangfor Technologies, Inc., Class A	200	5,852
Sany Heavy Industry Co. Ltd., Class A	32,700	87,264
Seazen Group Ltd.(a)	108,000	93,780

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
Semiconductor Manufacturing International Corp.(a)	177,100	$621,258
S/F Holding Co. Ltd., Class A	15,900	123,228
Shaanxi Coal Industry Co. Ltd., Class A	97,600	99,997
Shandong Gold Mining Co. Ltd., Class A	20,860	109,674
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	132,000	294,736
Shanghai Electric Group Co. Ltd., Class H(a)	104,000	29,659
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A	10,562	50,507
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	21,500	72,080
Shanghai Industrial Holdings Ltd.	15,000	23,169
Shanghai International Airport Co. Ltd., Class A	11,200	114,414
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class B	60,800	47,250
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	62,000	104,199
Shanghai Pudong Development Bank Co. Ltd., Class A	94,987	142,451
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	2,000	41,109
Shengyi Technology Co. Ltd., Class A	17,700	73,853
Shenwan Hongyuan Group Co. Ltd., Class A	127,900	91,666
Shenzhen Expressway Co., Ltd., Class H	24,000	24,388
Shenzhen Goodix Technology Co. Ltd., Class A	2,100	66,607
Shenzhen International Holdings Ltd.	40,500	64,830
Shenzhen Kangtai Biological Products Co. Ltd., Class A(a)	4,700	107,829
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2,400	103,772
Shenzhou International Group Holdings Ltd.	35,000	425,502
Shimao Property Holdings Ltd.	51,000	218,039
Silergy Corp.	4,000	262,033
SINA Corp.(a)	2,721	97,711
Sino-Ocean Group Holding Ltd.	137,000	32,971
Sinopec Engineering Group Co. Ltd., Class H	105,500	45,299
Sinopec Shanghai Petrochemical Co. Ltd., Class H	123,000	29,617
Sinopharm Group Co. Ltd., Class H	50,000	128,548
Sinotruk Hong Kong Ltd.	49,500	129,183
SOHO China Ltd.(a)	195,000	68,888
Sun Art Retail Group Ltd.	110,000	188,718
Sunac China Holdings Ltd.	130,000	550,158
Suning.com Co. Ltd., Class A	59,200	73,701
Sunny Optical Technology Group Co. Ltd.	35,300	568,135
TAL Education Group — ADR(a)	18,954	1,296,075
Tencent Holdings Ltd.	272,100	17,435,588
Tencent Music Entertainment Group, ADR(a)(b)	17,081	229,910
Tingyi Cayman Islands Holding Corp.	88,000	137,083
Tongcheng-Elong Holdings Ltd.(a)(b)	52,400	95,154
Topsports International Holdings Ltd.(d)	81,000	104,212
TravelSky Technology Ltd.,Class H	59,000	104,461
Trip.com Group Ltd., ADR(a)(b)	24,360	631,411
Tsingtao Brewery Co. Ltd., Class H	26,000	194,042
Uni-President China Holdings Ltd.	82,000	82,025
Unisplendour Corp. Ltd., Class A	14,400	88,118
Vipshop Holdings Ltd. — ADR(a)	24,568	489,149
Wanhua Chemical Group Co. Ltd., Class A	14,700	104,324
Want Want China Holdings Ltd.(b)	192,000	145,845
Weibo Corp. — ADR(a)(b)	2,003	67,301
Weichai Power Co. Ltd., Class H	96,800	182,384
Wens Foodstuffs Group Co. Ltd., Class A	20,160	62,396
Will Semiconductor Ltd., Class A	4,100	118,052
Wingtech Technology Co. Ltd., Class A(a)	4,238	76,054
Wuchan Zhongda Group Co. Ltd., Class A	25,699	15,376
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	14,800	98,299
Wuliangye Yibin Co. Ltd., Class A	14,500	352,477
WuXi AppTec Co. Ltd., Class A	10,780	147,319
WuXi AppTec Co. Ltd., Class H(d)	11,368	148,462
Wuxi Biologics Cayman, Inc.(a)(d)	40,500	743,402
Xiaomi Corp., Class B(a)(d)	530,600	881,725
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	69,600	59,887

Security	Shares	Value

China (continued)
Xinyi Solar Holdings Ltd.	164,000	$157,708
Yangzijiang Shipbuilding Holdings Ltd.	94,000	63,280
Yanzhou Coal Mining Co. Ltd., Class H	108,000	81,338
Yihai International Holding Ltd.(a)	23,000	237,016
Yonghui Superstores Co. Ltd., Class A	27,898	37,106
Yonyou Network Technology Co. Ltd., Class A	7,800	48,885
Yum China Holdings, Inc.(a)	16,777	806,470
Yunnan Baiyao Group Co. Ltd., Class A	8,900	118,454
Zai Lab Ltd., ADR(a)	2,005	164,671
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	1,599	38,638
Zhaojin Mining Industry Co. Ltd., Class H	69,000	81,953
Zhejiang Chint Electrics Co. Ltd., Class A	25,000	93,500
Zhejiang Expressway Co. Ltd., Class H	54,000	38,349
Zhenro Properties Group Ltd.	57,000	35,750
ZhongAn Online P&C Insurance Co. Ltd., Class H(a)(d)	23,500	117,220
Zhongsheng Group Holdings Ltd.	30,000	167,782
Zhuzhou CRRC Times Electric Co. Ltd., Class H	28,400	72,829
Zijin Mining Group Co. Ltd., Class A	158,200	99,829
Zijin Mining Group Co. Ltd., Class H	218,000	102,989
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(a)	130,800	101,271
ZTE Corp., Class H	14,400	44,445
ZTO Express Cayman, Inc., — ADR(b)	18,811	690,552

		115,525,415

Colombia — 0.0%
Bancolombia SA	7,812	49,890
Ecopetrol SA	242,372	133,827
Grupo de Inversiones Suramericana SA	15,087	74,833
Interconexion Electrica SA	24,518	122,655

		381,205

Czech Republic — 0.0%
CEZ AS	5,115	109,524
Komercni Banka AS(a)	3,800	88,642
Moneta Money Bank AS(a)(d)	25,594	57,967

		256,133

Denmark — 1.5%
Ambu A/S	7,759	245,280
AP Moeller — Maersk A/S, Class B	351	411,374
AP Moeller — Maersk A/S, Class A	134	146,523
Carlsberg A/S, Class B	5,307	703,751
Chr Hansen Holding A/S	4,958	511,395
Coloplast A/S, Class B	5,794	903,099
Danske Bank A/S(a)	33,905	453,257
Demant A/S(a)	6,675	176,895
DSV Panalpina AS	10,187	1,251,319
Genmab A/S, ADR(a)	3,029	1,021,358
GN Store Nord A/S	5,785	309,673
H Lundbeck A/S	4,294	162,246
Novo Nordisk A/S, Class B	83,154	5,417,295
Novozymes A/S, Class B	9,520	551,930
Orsted A/S(d)	9,405	1,085,350
Pandora A/S	4,563	249,206
Tryg A/S	6,991	203,119
Vestas Wind Systems A/S	9,893	1,013,071

		14,816,141

Egypt — 0.0%
Commercial International Bank Egypt SAE	50,357	201,496

Finland — 0.8%
Elisa OYJ	6,381	388,293
Fortum OYJ	21,500	410,179
Kone OYJ, Class B	16,423	1,132,684
Metso OYJ	5,754	189,097

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Neste OYJ	20,856	$819,141
Nokia OYJ(a)	266,357	1,163,944
Nordea Bank Abp	157,897	1,095,064
Orion OYJ, Class B	5,829	282,674
Sampo OYJ, Class A	20,978	723,107
Stora Enso OYJ, Class R	24,213	289,813
UPM-Kymmene OYJ	26,372	763,857
Wartsila OYJ Abp(b)	20,628	171,111

		7,428,964

France — 6.9%
Accor SA(a)	10,412	284,160
Aeroports de Paris(a)	1,364	140,820
Air Liquide SA	22,772	3,292,528
Airbus SE(a)	28,349	2,031,313
Alstom SA(a)	8,623	401,839
Amundi SA(a)(d)	2,625	206,360
Arkema SA	2,951	283,662
Atos SE(a)	5,385	461,673
AXA SA	95,463	2,008,820
BioMerieux	1,981	272,059
BNP Paribas SA(a)	54,718	2,186,203
Bollore SA	36,855	116,291
Bouygues SA(a)	12,024	411,876
Bureau Veritas SA(a)	14,829	314,515
Capgemini SE	7,964	919,057
Carrefour SA	28,356	439,746
Casino Guichard-Perrachon SA(a)	2,868	106,254
Cie de Saint-Gobain(a)	23,874	861,396
Cie Generale des Etablissements Michelin SCA	8,626	899,114
CNP Assurances(a)	7,565	87,742
Covivio	2,326	168,713
Credit Agricole SA(a)	52,326	496,871
Danone SA	28,494	1,977,858
Dassault Aviation SA(a)	127	116,522
Dassault Systemes SE	6,318	1,096,760
Edenred	11,567	507,307
Eiffage SA(a)	3,691	338,341
Electricite de France SA(a)	34,200	317,960
Engie SA(a)	86,466	1,072,345
EssilorLuxottica SA(a)	13,240	1,702,774
Eurazeo SE(a)	2,062	105,958
Faurecia SE(a)	3,630	142,618
Gecina SA	2,235	276,038
Getlink SE(a)	24,371	352,422
Hermes International	1,490	1,251,015
ICADE	1,426	99,575
Iliad SA	771	150,507
Ingenico Group SA(a)	2,934	471,418
Ipsen SA	1,966	166,779
JCDecaux SA(a)	649	12,124
Kering SA	3,689	2,016,846
Klepierre SA	10,557	211,022
L’Oreal SA	11,971	3,863,596
La Francaise des Jeux SAEM(d)	3,884	120,047
Legrand SA	12,821	974,171
LVMH Moet Hennessy Louis Vuitton SE	13,233	5,842,303
Natixis SA(a)	41,329	109,007
Orange SA	93,450	1,117,471
Orpea(a)	2,713	313,360
Pernod Ricard SA	10,000	1,574,663
Peugeot SA(a)	27,622	452,976
Publicis Groupe SA	10,028	325,760
Remy Cointreau SA	958	130,696
Renault SA(a)	9,369	239,787

Security	Shares	Value

France (continued)
Safran SA(a)	15,435	$1,552,626
Sanofi	53,998	5,506,962
Sartorius Stedim Biotech	1,419	359,769
Schneider Electric SE	27,012	3,004,723
SCOR SE(a)	8,239	227,547
SEB SA	1,060	175,832
Societe Generale SA(a)	39,306	657,184
Sodexo SA	4,102	278,148
Suez	13,031	153,161
Teleperformance	2,820	718,203
Thales SA(a)	5,662	458,256
TOTAL SA(b)	117,411	4,527,181
UbiSoft Entertainment SA(a)	4,631	383,495
Unibail-Rodamco-Westfield(a)(b)	7,405	417,396
Valeo SA	9,922	261,696
Veolia Environnement SA	24,035	542,738
Vinci SA	24,572	2,278,395
Vivendi SA	37,731	974,957
Wendel SA	1,358	129,604
Worldline SA(a)(d)	7,116	620,440

		67,069,351

Germany — 5.6%
adidas AG(a)	9,057	2,387,892
Allianz SE, Registered Shares	19,806	4,047,203
Aroundtown SA(a)	57,340	328,662
BASF SE	45,008	2,528,067
Bayer AG, Registered Shares	47,004	3,484,100
Bayerische Motoren Werke AG	15,445	986,018
Beiersdorf AG	4,344	493,974
Brenntag AG	6,771	358,999
Carl Zeiss Meditec AG, Bearer Shares	2,297	223,664
Commerzbank AG(a)	42,982	191,565
Continental AG	5,218	512,988
Covestro AG(d)	8,522	324,588
Daimler AG, Registered Shares	39,637	1,612,586
Delivery Hero SE(a)(d)	5,824	598,516
Deutsche Bank AG, Registered Shares(a)	98,957	944,059
Deutsche Boerse AG	9,081	1,643,449
Deutsche Lufthansa AG, Registered Shares(a)(b)	6,979	70,017
Deutsche Post AG, Registered Shares	46,874	1,721,206
Deutsche Telekom AG, Registered Shares	160,482	2,692,765
Deutsche Wohnen SE, Bearer Shares	15,676	704,410
E.ON SE	107,607	1,214,633
Evonik Industries AG	10,596	269,880
Fraport AG Frankfurt Airport Services Worldwide(a)	1,267	55,501
Fresenius Medical Care AG & Co. KGaA	10,031	862,965
Fresenius SE & Co. KGaA	19,390	963,738
GEA Group AG	8,213	260,666
Hannover Rueck SE	2,781	480,623
HeidelbergCement AG	6,401	342,656
Henkel AG & Co. KGaA	5,360	448,419
Hochtief AG	1,191	105,974
Infineon Technologies AG	59,359	1,390,911
KION Group AG	3,141	193,391
Knorr-Bremse AG	2,374	240,927
LANXESS AG	3,663	193,705
LEG Immobilien AG	3,699	469,165
Merck KGaA	6,324	736,416
METRO AG	5,734	54,417
MTU Aero Engines AG	2,456	427,591
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares(b)	7,023	1,828,753
Nemetschek SE	2,777	190,814
Puma SE(a)	4,318	334,796
RWE AG	26,663	933,393

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany (continued)
SAP SE	50,112	$7,005,126
Scout24 AG(d)	4,955	383,357
Siemens AG, Registered Shares	36,953	4,358,129
Siemens Healthineers AG(d)	6,578	316,192
Symrise AG	6,068	709,025
TeamViewer AG(a)(d)	6,140	335,257
Telefonica Deutschland Holding AG	32,566	96,043
Thyssenkrupp AG(a)	21,457	153,080
Uniper SE	9,623	310,526
United Internet AG, Registered Shares	4,660	197,990
Volkswagen AG	1,895	305,962
Vonovia SE	24,742	1,512,306
Zalando SE(a)(d)	7,320	519,284

		54,056,339

Greece — 0.0%
FF Group(a)(e)	205	2
Hellenic Telecommunications Organization SA	12,770	172,497
JUMBO SA	4,656	83,696
Motor Oil Hellas Corinth Refineries SA	3,560	49,177
OPAP SA	10,676	101,741

		407,113

Hong Kong — 2.0%
AIA Group Ltd.	575,200	5,382,492
Alibaba Pictures Group Ltd.(a)	480,000	64,261
ASM Pacific Technology Ltd.	12,700	134,213
Bank of East Asia Ltd.(b)	59,000	135,245
China Common Rich Renewable Energy Investments Ltd.(a)(e)	11,997	—
CK Asset Holdings Ltd.	121,008	725,660
CK Infrastructure Holdings Ltd.	41,500	214,524
CLP Holdings Ltd.	81,000	795,520
Dairy Farm International Holdings Ltd.(b)	13,100	61,212
Hang Lung Properties Ltd.	113,000	268,632
Hang Seng Bank Ltd.(b)	34,900	587,795
Henderson Land Development Co. Ltd.	66,800	254,755
HK Electric Investments & HK Electric Investments Ltd.(c)	179,500	186,445
HKT Trust & HKT Ltd.(c)	185,900	272,802
Hong Kong & China Gas Co. Ltd.(b)	502,549	781,045
Hong Kong Exchanges & Clearing Ltd.	57,594	2,453,026
Hongkong Land Holdings Ltd.(b)	51,500	214,215
Hutchison China MediTech, Ltd., ADR(a)	3,003	82,823
Jardine Matheson Holdings Ltd.	10,400	434,833
Jardine Strategic Holdings Ltd.(b)	12,600	271,796
Kerry Properties Ltd.	27,500	71,435
Kingboard Laminates Holdings Ltd.	42,500	42,950
Link REIT	96,400	791,460
Melco Resorts & Entertainment Ltd. — ADR(a)	11,155	173,126
MTR Corp. Ltd.	66,000	343,249
New World Development Co. Ltd.	70,166	333,154
Nine Dragons Paper Holdings Ltd.	118,000	107,887
NWS Holdings Ltd.	52,186	45,394
PCCW Ltd.	284,000	162,381
Power Assets Holdings Ltd.	71,500	390,680
Sino Biopharmaceutical Ltd.	364,500	687,008
Sino Land Co. Ltd.	130,800	165,488
SSY Group Ltd.	104,000	71,252
Sun Hung Kai Properties Ltd.	60,000	766,514
Swire Pacific Ltd., Class A	21,000	111,610
Swire Properties Ltd.	39,800	101,616
Techtronic Industries Co. Ltd.	61,000	603,568
Vinda International Holdings, Ltd.	31,000	111,361
WH Group Ltd.(d)	460,000	397,529
Wharf Holdings Ltd.(b)	61,000	124,816

Security	Shares	Value

Hong Kong (continued)
Wharf Real Estate Investment Co. Ltd.(b)	48,000	$230,429
Wheelock & Co. Ltd.	33,000	260,848

		19,415,049

Hungary — 0.1%
MOL Hungarian Oil & Gas PLC(a)	16,294	96,332
OTP Bank Nyrt(a)	11,130	391,278
Richter Gedeon Nyrt	8,007	166,143

		653,753

India — 2.3%
Adani Ports & Special Economic Zone Ltd.	27,638	125,587
Ambuja Cements Ltd.	26,422	67,739
Asian Paints Ltd.	12,070	269,851
Aurobindo Pharma Ltd.	13,516	138,124
Avenue Supermarts, Ltd.(a)(d)	5,577	171,159
Axis Bank Ltd.	93,214	504,266
Bajaj Auto Ltd.	3,300	123,449
Bajaj Finance Ltd.	8,264	311,042
Bajaj Finserv Ltd.	1,516	117,477
Bandhan Bank Ltd.(a)(d)	15,438	65,835
Berger Paints India Ltd.	8,379	54,887
Bharat Forge Ltd.	11,954	50,557
Bharat Petroleum Corp. Ltd.	35,066	173,879
Bharti Airtel Ltd.(a)	120,999	898,656
Bharti Infratel Ltd.	7,046	20,710
Biocon Ltd.	19,164	98,741
Bosch Ltd.	292	44,209
Britannia Industries, Ltd.	2,511	120,086
Cipla Ltd.	13,384	113,504
Coal India Ltd.	75,541	133,447
Colgate-Palmolive India Ltd.	12	224
Container Corp. Of India Ltd.	7,502	41,483
Dabur India Ltd.	20,426	126,160
Divi’s Laboratories Ltd.	3,485	105,260
DLF Ltd.	33,599	65,949
Dr. Reddy’s Laboratories Ltd.	1,007	52,746
Dr. Reddy’s Laboratories Ltd. — ADR(b)	4,517	239,446
Eicher Motors Ltd.	644	156,373
GAIL India Ltd.	43,712	59,510
Godrej Consumer Products Ltd.(a)	25,762	236,048
Grasim Industries Ltd.	15,713	129,071
Havells India Ltd.	8,781	67,372
HCL Technologies Ltd.	48,953	361,269
HDFC Asset Management Co. Ltd.(d)	2,674	88,025
HDFC Life Insurance Co. Ltd.(a)(d)	34,166	249,553
Hero MotoCorp Ltd.	4,266	144,161
Hindalco Industries Ltd.	38,640	75,668
Hindustan Petroleum Corp. Ltd.	25,339	72,935
Hindustan Unilever Ltd.	40,002	1,156,488
Housing Development Finance Corp. Ltd.	77,049	1,791,552
ICICI Bank Ltd.(a)	192,316	896,605
ICICI Bank Ltd. — ADR	22,806	211,868
ICICI Lombard General Insurance Co. Ltd.(d)	5,224	87,753
ICICI Prudential Life Insurance Co. Ltd.(d)	12,623	71,362
Indian Oil Corp. Ltd.	94,789	107,417
Indraprastha Gas Ltd.	14,609	85,908
Info Edge India Ltd.	4,063	148,373
Infosys Ltd.	62,140	604,045
Infosys Ltd. — ADR(b)	97,713	943,908
InterGlobe Aviation Ltd.(d)	5,982	78,097
ITC Ltd.	167,563	432,663
JSW Steel Ltd.	32,800	83,069
Jubilant Foodworks Ltd.	4,029	92,206
Larsen & Toubro Ltd.	5,195	65,197

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Larsen & Toubro Ltd. — GDR	18,237	$226,868
LIC Housing Finance Ltd.	17,978	63,281
Lupin Ltd.	11,830	142,942
Mahindra & Mahindra Ltd.	10,311	69,988
Mahindra & Mahindra Ltd., — GDR	27,036	179,439
Marico Ltd.	22,064	102,872
Maruti Suzuki India Ltd.	5,854	453,170
Motherson Sumi Systems Ltd.	67,315	84,704
Nestle India Ltd.	1,332	302,437
NTPC Ltd.	90,270	114,846
Oil & Natural Gas Corp. Ltd.	152,249	165,317
Page Industries Ltd.	266	70,164
Petronet LNG Ltd.	23,885	81,741
Pidilite Industries Ltd.	5,574	101,292
Piramal Enterprises Ltd.	4,721	84,970
Power Grid Corp. of India Ltd.	92,096	213,606
REC Ltd.	38,827	55,746
Reliance Industries Ltd.	29,242	665,151
Reliance Industries Ltd., — GDR(d)	54,998	2,542,104
SBI Life Insurance Co. Ltd.(a)(d)	13,484	143,969
Shree Cement Ltd.	325	99,363
Shriram Transport Finance Co. Ltd.	5,718	52,182
Siemens Ltd.	4,979	72,350
State Bank of India(a)	27,343	64,775
State Bank of India — GDR(a)	5,712	134,106
Sun Pharmaceutical Industries Ltd.	43,350	272,131
Tata Consultancy Services Ltd.	43,535	1,198,411
Tata Global Beverages Ltd.	18,460	94,803
Tata Motors Ltd.(a)	52,939	69,431
Tata Motors Ltd. — ADR(a)(b)	6,008	39,473
Tata Steel Ltd.	11,672	51,105
Tech Mahindra Ltd.	17,463	125,649
Titan Co. Ltd.	17,275	217,513
Torrent Pharmaceuticals Ltd.	2,660	83,639
UltraTech Cement Ltd.	4,530	234,188
United Spirits Ltd.(a)	18,510	145,205
UPL Ltd.	26,481	149,397
Vedanta Ltd.	79,815	114,026
Wipro Ltd.	55,345	161,559
Wipro Ltd. — ADR(b)	13,184	43,639
Zee Entertainment Enterprises Ltd.	47,752	108,480

		22,127,001

Indonesia — 0.4%
Ace Hardware Indonesia Tbk PT(a)	253,400	26,835
Adaro Energy Tbk PT	1,086,700	76,453
Astra International Tbk PT	965,400	326,535
Bank Central Asia Tbk PT	488,600	977,591
Bank Mandiri Persero Tbk PT	892,400	309,868
Bank Negara Indonesia Persero Tbk PT	405,600	131,051
Bank Rakyat Indonesia Persero Tbk PT	2,922,200	623,723
Barito Pacific Tbk PT(a)	1,669,600	136,622
Charoen Pokphand Indonesia Tbk PT(a)	271,200	106,342
Gudang Garam Tbk PT	22,300	73,844
Hanjaya Mandala Sampoerna Tbk PT	483,800	56,170
Indah Kiat Pulp & Paper Corp. Tbk PT	126,800	53,493
Indocement Tunggal Prakarsa Tbk PT(a)	88,600	73,548
Indofood CBP Sukses Makmur Tbk PT(a)	165,500	108,616
Indofood Sukses Makmur Tbk PT(a)	159,200	73,105
Kalbe Farma Tbk PT	858,400	88,062
Perusahaan Gas Negara Persero Tbk PT	426,200	34,163
Semen Indonesia Persero Tbk PT	106,000	71,818
Telekomunikasi Indonesia Persero Tbk PT	2,223,800	476,365
Unilever Indonesia Tbk PT	374,500	207,819
United Tractors Tbk PT	79,900	92,973

Security	Shares	Value

Indonesia (continued)
XL Axiata Tbk PT	131,400	$25,648

		4,150,644

Ireland — 0.4%
AerCap Holdings NV(a)	4,982	153,446
CRH PLC	39,143	1,347,312
Flutter Entertainment PLC(a)	1,791	234,798
Flutter Entertainment PLC(a)	5,985	790,165
Kerry Group PLC, Class A	6,911	858,535
Kingspan Group PLC(a)	7,024	453,443
Smurfit Kappa Group PLC(a)	9,784	328,798

		4,166,497

Israel — 0.4%
Azrieli Group Ltd.	2,198	100,178
Bank Hapoalim BM	46,775	279,628
Bank Leumi Le-Israel BM	69,019	347,021
Check Point Software Technologies Ltd.(a)(b)	5,227	561,537
Elbit Systems Ltd.	1,599	219,739
Isracard Ltd.	1	1
Israel Chemicals Ltd.	34,017	101,327
Israel Discount Bank Ltd., Series A	49,699	151,581
Mizrahi Tefahot Bank Ltd.	7,034	132,170
Nice Ltd.(a)	2,669	503,112
Teva Pharmaceutical Industries Ltd. — ADR(a)	51,073	629,730
Wix.com Ltd.(a)	2,556	654,898

		3,680,922

Italy — 1.4%
Assicurazioni Generali SpA	52,819	802,334
Atlantia SpA(a)	22,980	371,709
Davide Campari-Milano SpA	25,177	212,921
DiaSorin SpA	1,148	220,468
Enel SpA	391,548	3,386,280
Eni SpA	119,853	1,148,911
Ferrari NV	6,208	1,063,401
FinecoBank Banca Fineco SpA(a)	23,619	319,661
Infrastrutture Wireless Italiane SpA(d)	8,879	89,130
Intesa Sanpaolo SpA(a)	718,249	1,380,252
Leonardo SpA	15,326	102,168
Mediobanca Banca di Credito Finanziario SpA	40,170	290,079
Moncler SpA(a)	8,703	334,661
Nexi SpA(a)(d)	17,881	310,066
Pirelli & C SpA(a)(d)	15,564	66,214
Poste Italiane SpA(d)	23,222	202,850
Prysmian SpA	11,451	265,644
Recordati SpA	5,232	261,802
Snam SpA	104,888	511,344
Telecom Italia SpA	749,251	293,740
Terna Rete Elettrica Nazionale SpA	76,635	528,594
UniCredit SpA(a)	100,826	930,545

		13,092,774

Japan — 16.4%
ABC-Mart, Inc.	1,700	99,728
Acom Co. Ltd.	14,700	56,254
Advantest Corp.	10,000	570,705
Aeon Co. Ltd.	31,100	723,527
Aeon Mall Co. Ltd.	5,190	68,969
AGC, Inc.	10,500	301,030
Air Water, Inc.	10,700	151,180
Aisin Seiki Co. Ltd.	7,000	205,184
Ajinomoto Co., Inc.	21,200	351,813
Alfresa Holdings Corp.	8,900	186,556
Amada Holdings Co. Ltd.	13,600	111,355
ANA Holdings, Inc.(a)	6,700	153,115

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Aozora Bank Ltd.	4,500	$78,467
Asahi Group Holdings Ltd.	18,000	632,200
Asahi Intecc Co. Ltd.	10,700	305,382
Asahi Kasei Corp.	63,900	523,072
Astellas Pharma, Inc.	87,800	1,466,221
Bandai Namco Holdings, Inc.	9,500	500,061
Bank of Kyoto Ltd.	3,000	106,590
Benesse Holdings, Inc.	4,800	128,734
Bridgestone Corp.(b)	27,200	877,892
Brother Industries Ltd.	9,200	166,217
Calbee, Inc.	4,500	124,378
Canon, Inc.(b)	49,700	991,417
Casio Computer Co. Ltd.	7,800	136,076
Central Japan Railway Co.	6,900	1,067,141
Chiba Bank Ltd. (The)	26,100	123,394
Chubu Electric Power Co., Inc.	31,400	393,817
Chugai Pharmaceutical Co. Ltd.	32,100	1,718,632
Chugoku Electric Power Co., Inc.	14,700	195,981
Coca-Cola Bottlers Japan Holdings, Inc.(a)	7,100	128,769
Concordia Financial Group Ltd.	48,900	157,216
Cosmos Pharmaceutical Corp.	1,200	184,121
CyberAgent, Inc.	5,400	265,430
Dai Nippon Printing Co. Ltd.	9,600	220,708
Dai-ichi Life Holdings, Inc.	54,200	648,774
Daicel Corp.	11,900	92,229
Daifuku Co. Ltd.	4,900	429,397
Daiichi Sankyo Co. Ltd.	26,700	2,183,836
Daikin Industries Ltd.	11,800	1,909,240
Daito Trust Construction Co. Ltd.	3,400	313,349
Daiwa House Industry Co. Ltd.	26,900	635,240
Daiwa House REIT Investment Corp.	85	199,971
Daiwa Securities Group, Inc.	65,000	273,059
Denso Corp.	21,200	831,401
Dentsu Group Inc.	9,500	225,355
Disco Corp.	1,400	341,444
East Japan Railway Co.	13,000	900,838
Eisai Co. Ltd.	12,300	977,221
Electric Power Development Co. Ltd.	7,100	134,591
ENEOS Holdings, Inc.	139,100	495,831
FamilyMart Co. Ltd.	10,000	171,679
FANUC Corp.	9,200	1,649,283
Fast Retailing Co. Ltd.	2,800	1,609,360
Fuji Electric Co. Ltd.	4,700	129,363
FUJIFILM Holdings Corp.	17,300	740,469
Fujitsu Ltd.	9,700	1,135,708
Fukuoka Financial Group, Inc.	7,600	120,163
GLP J-REIT	154	222,538
GMO Payment Gateway, Inc.	1,700	177,809
Hakuhodo DY Holdings, Inc.	14,000	167,089
Hamamatsu Photonics KK	6,400	278,686
Hankyu Hanshin Holdings, Inc.	11,600	391,828
Hikari Tsushin, Inc.	1,000	228,648
Hino Motors Ltd.	12,500	84,807
Hirose Electric Co. Ltd.	1,611	176,901
Hisamitsu Pharmaceutical Co., Inc.	2,900	156,762
Hitachi Construction Machinery Co. Ltd.	4,600	127,783
Hitachi Ltd.	46,000	1,462,102
Hitachi Metals Ltd.	6,500	77,908
Honda Motor Co. Ltd.	79,000	2,021,898
Hoshizaki Corp.	2,500	214,277
Hoya Corp.	18,100	1,733,238
Hulic Co. Ltd.	19,700	185,988
Idemitsu Kosan Co. Ltd.	8,649	184,587
Iida Group Holdings Co. Ltd.	6,800	104,505

Security	Shares	Value

Japan (continued)
Inpex Corp.	45,900	$286,612
Isetan Mitsukoshi Holdings Ltd.	11,500	66,183
Isuzu Motors Ltd.	24,900	226,275
Ito En Ltd.	1,800	101,608
ITOCHU Corp.	63,700	1,378,329
Itochu Techno-Solutions Corp.	3,800	142,906
Japan Airlines Co. Ltd.(a)	5,700	102,859
Japan Airport Terminal Co. Ltd.	1,700	72,542
Japan Exchange Group, Inc.	24,200	560,470
Japan Post Bank Co. Ltd.(a)	18,900	140,563
Japan Post Holdings Co. Ltd.(a)	78,100	557,374
Japan Post Insurance Co. Ltd.	10,400	137,034
Japan Prime Realty Investment Corp.	44	129,079
Japan Real Estate Investment Corp.	59	302,795
Japan Retail Fund Investment Corp.	117	146,341
Japan Tobacco, Inc.	56,900	1,056,790
JFE Holdings, Inc.(a)	20,100	145,313
JGC Holdings Corp.	10,000	105,449
JSR Corp.	7,600	147,439
JTEKT Corp.	6,200	48,411
Kajima Corp.	21,700	259,464
Kakaku.com, Inc.	7,400	188,509
Kamigumi Co. Ltd.	4,300	84,566
Kansai Electric Power Co., Inc.	28,400	275,196
Kansai Paint Co. Ltd.	7,600	160,601
Kao Corp.	22,600	1,793,487
Kawasaki Heavy Industries Ltd.(a)	5,800	83,773
KDDI Corp.	80,200	2,392,939
Keihan Holdings Co. Ltd.	4,600	205,433
Keikyu Corp.	11,000	168,323
Keio Corp.	5,500	314,766
Keisei Electric Railway Co. Ltd.	5,400	169,238
Keyence Corp.	8,680	3,637,454
Kikkoman Corp.	8,300	400,870
Kintetsu Group Holdings Co. Ltd.	8,500	381,391
Kirin Holdings Co. Ltd.(b)	40,400	851,622
Kobayashi Pharmaceutical Co. Ltd.	2,600	228,603
Kobe Bussan Co. Ltd.	2,800	159,000
Koito Manufacturing Co. Ltd.	4,500	182,068
Komatsu Ltd.	39,900	817,173
Konami Holdings Corp.	5,300	176,855
Kose Corp.	1,700	205,780
Kubota Corp.	49,500	740,458
Kuraray Co. Ltd.	13,400	140,227
Kurita Water Industries Ltd.	4,000	111,272
Kyocera Corp.	15,300	835,144
Kyowa Kirin Co. Ltd.	12,600	331,692
Kyushu Electric Power Co., Inc.	13,400	112,307
Kyushu Railway Co.	6,700	174,091
Lasertec Corp.	3,800	359,216
Lawson, Inc.	1,900	95,571
LINE Corp.(a)	3,000	150,988
Lion Corp.	11,900	286,214
LIXIL Group Corp.	13,600	191,002
M3, Inc.	20,700	879,359
Makita Corp.	9,800	356,372
Marubeni Corp.	88,300	401,094
Marui Group Co. Ltd.	9,500	171,848
Maruichi Steel Tube Ltd.	2,400	59,821
Mazda Motor Corp.	30,300	183,069
McDonald’s Holdings Co. Japan Ltd.	4,500	243,214
Mebuki Financial Group, Inc.	38,630	89,987
Medipal Holdings Corp.	9,800	189,146
MEIJI Holdings Co. Ltd.	6,100	485,414

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Mercari, Inc.(a)	3,200	$99,364
MINEBEA MITSUMI, Inc.	20,100	366,375
MISUMI Group, Inc.	15,500	389,180
Mitsubishi Chemical Holdings Corp.	59,500	346,984
Mitsubishi Corp.	63,500	1,341,864
Mitsubishi Electric Corp.	88,100	1,150,698
Mitsubishi Estate Co. Ltd.	55,500	827,051
Mitsubishi Gas Chemical Co., Inc.	9,300	141,448
Mitsubishi Heavy Industries Ltd.	14,800	349,429
Mitsubishi Materials Corp.	6,200	130,916
Mitsubishi Motors Corp.(a)	36,300	89,967
Mitsubishi UFJ Financial Group, Inc.	588,300	2,315,269
Mitsubishi UFJ Lease & Finance Co. Ltd.	15,200	72,532
Mitsui & Co. Ltd.	78,500	1,163,104
Mitsui Chemicals, Inc.	7,900	165,237
Mitsui Fudosan Co. Ltd.	44,100	783,424
Miura Co. Ltd.	3,700	154,180
Mizuho Financial Group, Inc.	1,108,400	1,363,381
MonotaRO Co Ltd.	5,200	208,928
MS&AD Insurance Group Holdings, Inc.	19,900	548,020
Murata Manufacturing Co. Ltd.	27,300	1,609,293
Nabtesco Corp.	5,000	154,736
Nagoya Railroad Co. Ltd.	10,200	287,491
NEC Corp.	11,400	547,721
Nexon Co. Ltd.	21,700	489,475
NGK Insulators Ltd.	16,200	224,461
NGK Spark Plug Co. Ltd.	8,500	122,170
NH Foods Ltd.	4,000	160,962
Nidec Corp.	21,400	1,441,691
Nihon M&A Center, Inc.	6,600	300,155
Nikon Corp.	14,700	123,455
Nintendo Co. Ltd.	5,400	2,414,170
Nippon Building Fund, Inc.	62	353,100
Nippon Express Co. Ltd.	3,800	197,043
Nippon Paint Holdings Co. Ltd.	7,500	547,026
Nippon Shinyaku Co. Ltd.	1,900	155,083
Nippon Steel Corp.(a)	43,347	409,605
Nippon Telegraph & Telephone Corp.	61,500	1,432,915
Nippon Yusen KK	5,300	75,012
Nissan Chemical Corp.	5,900	303,548
Nissan Motor Co. Ltd.	98,300	364,540
Nisshin Seifun Group, Inc.	9,000	134,384
Nissin Foods Holdings Co. Ltd.	3,500	310,099
Nitori Holdings Co. Ltd.	4,100	803,883
Nitto Denko Corp.	7,300	413,838
Nomura Holdings, Inc.	141,500	635,843
Nomura Real Estate Holdings, Inc.	5,200	96,810
Nomura Real Estate Master Fund, Inc.	177	211,992
Nomura Research Institute Ltd.	14,843	405,403
NSK Ltd.	14,400	107,462
NTT Data Corp.	33,100	370,070
NTT DOCOMO, Inc.	56,200	1,491,998
Obayashi Corp.	35,600	334,692
Obic Co. Ltd.	3,400	599,212
Odakyu Electric Railway Co. Ltd.	16,000	392,924
Oji Holdings Corp.	39,000	181,949
Olympus Corp.	55,000	1,058,887
Omron Corp.	9,100	609,502
Ono Pharmaceutical Co. Ltd.	19,800	577,893
Oracle Corp. Japan	2,000	237,225
Oriental Land Co. Ltd.(b)	9,600	1,268,602
ORIX Corp.	65,900	818,297
Orix J-REIT, Inc.	142	187,175
Osaka Gas Co. Ltd.	18,700	369,642

Security	Shares	Value

Japan (continued)
Otsuka Corp.	5,800	$306,331
Otsuka Holdings Co. Ltd.	18,100	788,833
Pan Pacific International Holdings Corp.	20,000	440,334
Panasonic Corp.	103,800	910,227
Park24 Co. Ltd.(a)	6,400	109,728
PeptiDream, Inc.(a)	5,300	244,200
Persol Holdings Co. Ltd.	8,300	114,431
Pigeon Corp.	6,900	267,065
Pola Orbis Holdings, Inc.	5,600	97,768
Rakuten, Inc.	39,300	347,137
Recruit Holdings Co. Ltd.	60,200	2,070,288
Renesas Electronics Corp.(a)	36,900	189,681
Resona Holdings, Inc.	94,700	324,053
Ricoh Co. Ltd.	29,100	208,809
Rinnai Corp.	2,100	175,861
Rohm Co. Ltd.	4,000	265,965
Ryohin Keikaku Co. Ltd.	11,000	156,459
Santen Pharmaceutical Co. Ltd.	19,300	355,303
SBI Holdings, Inc.	12,550	272,341
SCSK Corp.	1,900	92,957
Secom Co. Ltd.	10,200	894,975
Sega Sammy Holdings, Inc.	8,800	105,487
Seibu Holdings, Inc.	9,800	106,743
Seiko Epson Corp.	14,900	170,690
Sekisui Chemical Co. Ltd.	14,400	206,319
Sekisui House Ltd.	29,600	565,128
Seven & i Holdings Co. Ltd.	35,900	1,174,415
Seven Bank Ltd.	32,800	89,899
SG Holdings Co. Ltd.	6,400	208,855
Sharp Corp.	15,300	164,085
Shimadzu Corp.	11,000	293,669
Shimamura Co. Ltd.	1,100	74,505
Shimano, Inc.	3,400	653,781
Shimizu Corp.	30,700	252,909
Shin-Etsu Chemical Co. Ltd.	16,900	1,983,409
Shinsei Bank Ltd.	2,900	35,076
Shionogi & Co. Ltd.	12,400	777,893
Shiseido Co. Ltd.	19,000	1,210,692
Shizuoka Bank Ltd.	29,700	191,061
Showa Denko KK	8,700	196,371
SMC Corp.	2,700	1,387,586
Softbank Corp.	88,300	1,125,492
SoftBank Group Corp.	75,400	3,802,245
Sohgo Security Services Co. Ltd.	4,300	200,782
Sompo Holdings, Inc.	14,800	509,495
Sony Corp.	60,300	4,162,517
Sony Financial Holdings, Inc.(a)	6,900	166,600
Square Enix Holdings Co. Ltd.	4,200	212,789
Stanley Electric Co. Ltd.	5,700	137,983
Subaru Corp.	29,800	624,002
Sumco Corp.	15,400	236,762
Sumitomo Chemical Co. Ltd.	79,700	239,801
Sumitomo Corp.	59,300	682,035
Sumitomo Dainippon Pharma Co. Ltd.	6,600	91,460
Sumitomo Electric Industries Ltd.	33,500	386,446
Sumitomo Heavy Industries Ltd.	4,400	96,233
Sumitomo Metal Mining Co. Ltd.	10,100	284,515
Sumitomo Mitsui Financial Group, Inc.	60,200	1,698,952
Sumitomo Mitsui Trust Holdings, Inc.	15,200	428,342
Sumitomo Realty & Development Co. Ltd.	16,400	452,684
Sumitomo Rubber Industries Ltd.	5,200	51,503
Sundrug Co. Ltd.	4,000	132,383
Suntory Beverage & Food Ltd.	6,300	245,815
Suzuken Co. Ltd.	3,170	118,430

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Suzuki Motor Corp.	16,700	$570,240
Sysmex Corp.	7,400	568,036
T&D Holdings, Inc.	24,800	213,012
Taiheiyo Cement Corp.	5,900	137,081
Taisei Corp.	8,800	320,726
Taisho Pharmaceutical Holdings Co. Ltd.	1,300	79,777
Taiyo Nippon Sanso Corp.	9,300	155,522
Takeda Pharmaceutical Co. Ltd.	74,276	2,668,583
TDK Corp.	5,800	577,398
Teijin Ltd.	7,200	114,636
Terumo Corp.	31,600	1,202,784
THK Co. Ltd.	5,800	144,406
TIS, Inc.	9,000	190,553
Tobu Railway Co. Ltd.	7,900	261,011
Toho Co. Ltd.	5,500	198,666
Toho Gas Co. Ltd.	3,600	179,937
Tohoku Electric Power Co., Inc.	15,400	146,293
Tokio Marine Holdings, Inc.	31,600	1,383,227
Tokyo Century Corp.	2,300	117,774
Tokyo Electric Power Co. Holdings, Inc.(a)	84,300	259,323
Tokyo Electron Ltd.	7,100	1,751,881
Tokyo Gas Co. Ltd.	19,500	466,920
Tokyu Corp.	26,400	371,668
Tokyu Fudosan Holdings Corp.	30,800	144,898
Toppan Printing Co. Ltd.	11,500	192,268
Toray Industries, Inc.	70,500	332,762
Toshiba Corp.	18,400	590,268
Tosoh Corp.	10,700	146,985
TOTO Ltd.	5,900	226,846
Toyo Suisan Kaisha Ltd.	5,400	301,719
Toyoda Gosei Co. Ltd.	4,300	89,842
Toyota Industries Corp.	6,200	329,546
Toyota Motor Corp.	101,006	6,351,668
Toyota Tsusho Corp.	10,200	260,113
Trend Micro, Inc.	5,700	318,541
Tsuruha Holdings, Inc.	1,800	248,603
Unicharm Corp.	18,900	775,136
United Urban Investment Corp.	134	144,325
USS Co. Ltd.	12,100	193,967
Welcia Holdings Co. Ltd.	2,500	201,968
West Japan Railway Co.	6,500	364,578
Yakult Honsha Co. Ltd.	6,600	388,304
Yamada Denki Co. Ltd.	38,700	191,968
Yamaha Corp.	6,900	325,439
Yamaha Motor Co. Ltd.(a)	11,600	182,699
Yamato Holdings Co. Ltd.	13,900	301,733
Yamazaki Baking Co. Ltd.	1,900	32,637
Yaskawa Electric Corp.	10,400	361,536
Yokogawa Electric Corp.	9,900	155,120
Yokohama Rubber Co. Ltd.	5,000	70,700
Z Holdings Corp.	127,000	623,281
ZOZO, Inc.	4,300	95,856

		159,125,606

Jordan — 0.0%
Hikma Pharmaceuticals PLC	5,712	156,744

Luxembourg — 0.1%
ArcelorMittal SA(a)	29,492	312,375
Eurofins Scientific SE(a)	605	381,594
Reinet Investments SCA	5,889	103,364
SES SA	18,778	128,308
Tenaris SA(a)	28,748	186,822

		1,112,463

Security	Shares	Value

Macau — 0.1%
Galaxy Entertainment Group Ltd.	97,000	$665,396
Sands China Ltd.(a)	104,800	412,832
SJM Holdings Ltd.	69,000	77,358
Wynn Macau Ltd.(a)	73,600	127,654

		1,283,240

Malaysia — 0.5%
AMMB Holdings Bhd	68,900	50,209
Axiata Group Bhd	165,600	137,885
Carlsberg Brewery Malaysia Bhd	12,400	72,095
CIMB Group Holdings Bhd(b)	239,100	199,466
Dialog Group Bhd	142,134	120,457
DiGi.Com Bhd	144,300	145,594
Fraser & Neave Holdings Bhd	12,300	93,413
Gamuda Bhd	129,800	110,903
Genting Bhd	119,100	114,713
Genting Malaysia Bhd	106,100	63,103
Genting Plantations Bhd(b)	10,000	23,087
Hartalega Holdings Bhd	88,200	269,037
Hong Leong Bank Bhd	31,140	102,807
Hong Leong Financial Group Bhd	7,000	21,538
IHH Healthcare Bhd	133,900	172,610
IJM Corp. Bhd	126,600	53,829
IOI Corp. Bhd	102,200	103,838
Kuala Lumpur Kepong Bhd	17,500	90,628
Malayan Banking Bhd	203,800	358,097
Malaysia Airports Holdings Bhd	86,900	110,983
Maxis Bhd(b)	144,000	180,870
MISC Bhd	83,600	149,766
Nestle Malaysia Bhd	2,400	78,443
Petronas Chemicals Group Bhd	122,200	178,051
Petronas Dagangan Bhd	22,000	106,030
Petronas Gas Bhd	34,000	134,576
PPB Group Bhd	15,120	62,929
Press Metal Aluminium Holdings Bhd	77,800	82,779
Public Bank Bhd	131,420	507,461
QL Resources Bhd	53,600	120,040
RHB Capital Bhd	82,424	92,389
Sime Darby Bhd	159,000	80,166
Sime Darby Plantation Bhd	79,200	91,431
Telekom Malaysia Bhd(b)	55,900	54,300
Tenaga Nasional Bhd	95,300	259,131
Top Glove Corp. Bhd	73,000	275,496
Westports Holdings Bhd	70,000	62,131
YTL Corp. Bhd	115,423	22,452

		4,952,733

Mexico — 0.5%
Alfa SAB de CV, Series A	153,472	86,470
America Movil SAB de CV, Series L	1,657,359	1,063,588
Arca Continental SAB de CV	33,140	145,265
Becle SAB de CV	55,681	107,222
Cemex SAB de CV CPO(a)	646,337	182,221
Coca-Cola Femsa SAB de CV	24,300	106,379
Fibra Uno Administracion SA de CV	143,017	113,557
Fomento Economico Mexicano SAB de CV	100,142	620,820
Gruma SAB de CV, Class B	9,959	107,478
Grupo Aeroportuario del Pacifico SAB de CV, Class B	15,800	113,610
Grupo Aeroportuario del Sureste SAB de CV, Class B	10,700	119,479
Grupo Bimbo SAB de CV, Series A	51,412	86,050
Grupo Carso SAB de CV, Series A1	11,376	22,183
Grupo Financiero Banorte SAB de CV, Series O(a)	142,276	493,474
Grupo Financiero Inbursa SAB de CV, Series O(a)	99,700	69,186
Grupo Mexico SAB de CV, Series B	139,907	325,229
Grupo Televisa SAB CPO(a)	109,894	115,371

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Mexico (continued)
Industrias Penoles SAB de CV	7,755	$79,171
Infraestructura Energetica Nova SAB de CV	33,988	98,085
Kimberly-Clark de Mexico SAB de CV, Class A	78,500	122,543
Megacable Holdings SAB de CV CPO	21,129	61,839
Orbia Advance Corp. SAB de CV	36,623	54,143
Promotora y Operadora de Infraestructura SAB de CV(a)	14,276	102,832
Wal-Mart de Mexico SAB de CV	218,061	523,225

		4,919,420

Netherlands — 2.7%
ABN AMRO Bank NV CVA(a)(d)	19,393	166,889
Adyen NV(a)(d)	855	1,244,447
Aegon NV(a)	105,894	313,019
Akzo Nobel NV	9,256	831,564
Altice Europe NV, Class A(a)	33,037	127,772
ASML Holding NV	20,172	7,379,177
EXOR NV	6,176	354,485
Heineken Holding NV(a)	5,886	481,751
Heineken NV(a)	12,101	1,115,644
ING Groep NV(a)	180,010	1,254,832
Just Eat Takeaway.com NV(a)(d)	5,735	599,451
Koninklijke Ahold Delhaize NV	53,804	1,466,377
Koninklijke DSM NV	7,996	1,109,988
Koninklijke KPN NV	156,837	417,173
Koninklijke Philips NV(a)	42,358	1,975,903
Koninklijke Vopak NV	2,976	157,414
NN Group NV(a)	13,812	464,190
Randstad NV(a)	6,023	269,319
Royal Dutch Shell PLC, Class A	194,022	3,106,538
Royal Dutch Shell PLC, Class B	176,281	2,672,472
Wolters Kluwer NV	12,557	980,773

		26,489,178

New Zealand — 0.2%
a2 Milk Co. Ltd.(a)	39,014	510,683
Auckland International Airport Ltd.(a)	55,568	236,317
Fisher & Paykel Healthcare Corp. Ltd.	27,280	628,444
Mercury NZ Ltd.	24,362	74,222
Meridian Energy Ltd.	47,463	147,957
Ryman Healthcare Ltd.	13,399	113,676
Spark New Zealand Ltd.	83,974	248,451

		1,959,750

Norway — 0.3%
DNB ASA	41,568	554,829
Equinor ASA	49,235	709,263
Gjensidige Forsikring ASA(a)	10,495	193,907
Mowi ASA(a)	20,651	393,642
Norsk Hydro ASA(a)	62,662	174,820
Orkla ASA	34,581	303,607
Schibsted ASA, Class B(a)	3,873	91,483
Telenor ASA	30,733	448,728
Yara International ASA	7,355	256,412

		3,126,691

Pakistan — 0.0%
Habib Bank Ltd.	10,100	5,827
MCB Bank Ltd.	84,068	81,429
Oil & Gas Development Co. Ltd.(a)	11,100	7,318

		94,574

Peru — 0.1%
Compania de Minas Buenaventura SA — ADR	9,607	87,808
Credicorp Ltd.	3,359	448,998
Southern Copper Corp.(b)	3,339	132,792

		669,598

Security	Shares	Value

Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	70,570	$64,546
Aboitiz Power Corp.	191,100	103,759
Ayala Corp.	13,480	211,589
Ayala Land, Inc.	317,200	216,344
Bank of the Philippine Islands	26,042	37,735
BDO Unibank, Inc.	93,622	184,742
Globe Telecom, Inc.	905	37,615
GT Capital Holdings, Inc.	3,701	33,970
International Container Terminal Services, Inc.	41,800	86,014
JG Summit Holdings, Inc.	156,443	204,200
Jollibee Foods Corp.	12,070	34,078
Manila Electric Co.	11,960	64,552
Megaworld Corp.	600,000	36,906
Metro Pacific Investments Corp.	584,000	43,659
Metropolitan Bank & Trust Co.	96,987	72,454
PLDT, Inc.	6,295	156,740
SM Investments Corp.	9,052	171,914
SM Prime Holdings, Inc.	486,150	312,670
Universal Robina Corp.	34,300	89,791

		2,163,278

Poland — 0.2%
Bank Polska Kasa Opieki SA(a)	7,442	101,970
CD Projekt SA(a)	3,685	371,350
Cyfrowy Polsat SA	8,953	59,821
Dino Polska SA(a)(d)	1,416	72,128
Grupa Lotos SA	6,134	93,501
KGHM Polska Miedz SA(a)	7,250	168,457
LPP SA(a)	55	83,932
mBank SA(a)	573	33,504
Orange Polska SA(a)	32,359	51,177
PGE Polska Grupa Energetyczna SA(a)	30,296	52,974
Polski Koncern Naftowy ORLEN SA	17,205	273,414
Polskie Gornictwo Naftowe i Gazownictwo SA	93,796	108,151
Powszechna Kasa Oszczednosci Bank Polski SA(a)	38,504	224,219
Powszechny Zaklad Ubezpieczen SA(a)	26,379	194,141
Santander Bank Polska SA(a)	1,611	71,927

		1,960,666

Portugal — 0.1%
EDP — Energias de Portugal SA	122,176	583,178
Galp Energia SGPS SA	25,061	290,707
Jeronimo Martins SGPS SA	10,590	185,324

		1,059,209

Qatar — 0.2%
Barwa Real Estate Co.	109,970	91,609
Commercial Bank of Qatar QSC	100,850	104,445
Industries Qatar QSC	97,136	204,237
Masraf Al Rayan QSC	154,440	161,085
Mesaieed Petrochemical Holding Co.	245,102	135,599
Ooredoo QPSC	63,062	112,652
Qatar Electricity & Water Co. QSC	34,989	151,045
Qatar Fuel QSC	23,217	102,230
Qatar International Islamic Bank QSC	39,371	87,269
Qatar Islamic Bank SAQ	52,150	224,247
Qatar National Bank QPSC	200,811	955,065

		2,329,483

Romania — 0.0%
NEPI Rockcastle PLC	21,499	110,294

Russia — 0.9%
Alrosa PJSC	178,743	162,532
Evraz PLC	27,295	96,708
Gazprom PJSC	472,759	1,289,979
Gazprom PJSC — ADR	34,210	184,731

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Russia (continued)
Inter RAO UES PJSC	1,289,334	$88,349
Lukoil PJSC	19,571	1,459,342
Magnit PJSC — GDR	14,877	193,462
Magnitogorsk Iron & Steel Works PJSC	206,260	107,530
MMC Norilsk Nickel PJSC	3,130	825,115
Mobile TeleSystems PJSC — ADR	25,223	231,799
Moscow Exchange MICEX-RTS PJSC	63,850	101,857
Novatek PJSC — GDR	4,198	595,035
Novolipetsk Steel PJSC	57,306	113,693
PhosAgro PJSC, — GDR	7,652	94,502
Polymetal International PLC	13,000	254,700
Polyus PJSC	1,439	241,792
Rosneft Oil Co. PJSC	22,083	112,303
Rosneft Oil Co. PJSC, — GDR	29,564	148,580
Sberbank of Russia PJSC	503,311	1,438,933
Severstal PJSC	10,830	131,844
Surgutneftegas PJSC	321,026	174,206
Surgutneftegas PJSC — ADR	9,276	49,992
Tatneft PJSC(a)	64,821	506,951
VTB Bank PJSC(a)	86,510,000	42,679
VTB Bank PJSC, — GDR(a)	50,000	46,662
X5 Retail Group NV, — GDR	7,395	260,054

		8,953,330

Saudi Arabia — 0.8%
Advanced Petrochemical Co.	6,265	89,328
Al Rajhi Bank	60,872	920,410
Alinma Bank(a)	51,081	198,462
Almarai Co. JSC	14,060	194,878
Arab National Bank	31,320	159,476
Bank Al-Jazira	25,089	75,758
Bank AlBilad	11,600	68,701
Banque Saudi Fransi	25,272	193,069
Bupa Arabia for Cooperative Insurance Co.	3,161	92,067
Co. for Cooperative Insurance(a)	5,107	97,339
Dar Al Arkan Real Estate Development Co.(a)	26,789	50,838
Etihad Etisalat Co.(a)	14,520	103,222
Jarir Marketing Co.	2,022	79,263
National Commercial Bank	69,878	696,854
National Industrialization Co.(a)	29,825	83,424
Rabigh Refining & Petrochemical Co.(a)	22,379	80,304
Riyad Bank	55,131	248,581
Sahara International Petrochemical Co.	14,239	54,886
Samba Financial Group	46,040	331,050
Saudi Airlines Catering Co.	4,132	85,553
Saudi Arabian Fertilizer Co.	8,326	165,815
Saudi Arabian Mining Co.(a)	20,212	189,579
Saudi Arabian Oil Co.(d)	47,123	409,064
Saudi Basic Industries Corp.	42,762	1,007,071
Saudi British Bank	31,658	192,912
Saudi Cement Co.	5,760	81,386
Saudi Electricity Co.	40,008	166,811
Saudi Industrial Investment Group	15,022	81,234
Saudi Kayan Petrochemical Co.(a)	43,107	94,780
Saudi Telecom Co.	28,508	755,258
Savola Group	12,960	146,097
Yanbu National Petrochemical Co.	12,736	174,499

		7,367,969

Singapore — 0.7%
Ascendas Real Estate Investment Trust	158,198	362,971
BOC Aviation Ltd.(d)	12,300	79,182
CapitaLand Commercial Trust	124,412	152,263
CapitaLand Ltd.	153,900	325,136
CapitaLand Mall Trust	134,200	190,420

Security	Shares	Value

Singapore (continued)
City Developments Ltd.	17,400	$106,333
DBS Group Holdings Ltd.	85,884	1,292,281
Genting Singapore Ltd.	233,100	128,245
Jardine Cycle & Carriage Ltd.	4,444	64,854
Keppel Corp. Ltd.	81,000	348,861
Mapletree Commercial Trust(b)	114,900	160,769
Mapletree Logistics Trust	100,700	141,373
Oversea-Chinese Banking Corp. Ltd.	152,749	995,585
Singapore Airlines Ltd.(a)	71,999	194,341
Singapore Exchange Ltd.	42,100	253,344
Singapore Technologies Engineering Ltd.	65,500	156,332
Singapore Telecommunications Ltd.	363,400	646,451
Suntec Real Estate Investment Trust	137,400	140,360
United Overseas Bank Ltd.	55,500	810,958
UOL Group Ltd.	22,000	108,167
Venture Corp. Ltd.	11,200	130,891
Wilmar International Ltd.	97,900	289,566

		7,078,683

South Africa — 1.1%
Absa Group, Ltd.	39,136	193,208
Anglo American Platinum Ltd.	2,774	201,885
Anglo American PLC	62,412	1,438,797
Aspen Pharmacare Holdings Ltd.(a)	18,439	153,159
Bid Corp. Ltd.	14,178	232,814
Bidvest Group Ltd.	15,555	127,626
Capitec Bank Holdings Ltd.(a)	2,289	113,764
Clicks Group Ltd.(a)	10,206	123,725
Discovery Ltd.	20,716	125,144
Exxaro Resources Ltd.	14,243	107,506
FirstRand Ltd.	209,702	461,151
Gold Fields Ltd.	38,623	364,686
Growthpoint Properties Ltd.	122,689	94,784
Impala Platinum Holdings Ltd.	38,734	260,857
Kumba Iron Ore Ltd.	2,943	78,698
Life Healthcare Group Holdings Ltd.(a)	84,544	81,440
Momentum Metropolitan Holdings	20,454	20,815
Mr Price Group Ltd.(a)	10,819	89,463
MTN Group Ltd.	86,848	265,984
MultiChoice Group	18,030	110,257
Naspers Ltd., Class N	21,211	3,898,164
Nedbank Group Ltd.	13,419	78,681
Northam Platinum Ltd.(a)	18,042	121,685
Old Mutual Ltd.	220,791	153,890
Pepkor Holdings Ltd.(d)	88,345	55,927
Pick n Pay Stores Ltd.(a)	23,814	69,991
PSG Group Ltd.	9,135	83,516
Rand Merchant Investment Holdings Ltd.	48,390	81,429
Remgro Ltd.	22,131	127,773
Sanlam Ltd.	86,962	295,817
Sasol Ltd.(a)	23,294	178,870
Shoprite Holdings Ltd.	21,012	129,142
Sibanye Stillwater Ltd.(a)	109,857	238,529
Spar Group Ltd.	12,100	119,714
Standard Bank Group Ltd.(a)	58,955	355,866
Tiger Brands Ltd.(a)	7,701	79,174
Vodacom Group Ltd.(b)	34,946	247,962
Woolworths Holdings Ltd.(a)	14,640	27,980

		10,989,873

South Korea — 3.1%
Amorepacific Corp.	1,341	187,576
Amorepacific Group	739	31,997
BGF retail Co. Ltd.	426	49,381

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
BNK Financial Group, Inc.	6,375	$26,778
Celltrion Healthcare Co. Ltd.(a)	3,160	286,484
Celltrion, Inc.(a)	4,433	1,134,572
Cheil Worldwide, Inc.	4,081	56,327
CJ CheilJedang Corp.	487	132,973
CJ Corp.	848	61,272
CJ ENM Co. Ltd.	390	36,147
CJ Logistics Corp.(a)	414	54,567
Coway Co. Ltd.(a)	2,504	151,378
Daelim Industrial Co. Ltd.	1,073	73,810
Daewoo Engineering & Construction Co. Ltd.(a)	19,237	55,209
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	3,397	77,396
DB Insurance Co. Ltd.	1,949	69,902
Doosan Bobcat, Inc.	2,907	64,658
Douzone Bizon Co. Ltd.	1,032	88,175
E-MART Inc.	1,515	133,957
Fila Holdings Corp.	2,176	64,213
GS Engineering & Construction Corp.	910	18,736
GS Holdings Corp.	2,934	88,872
GS Retail Co. Ltd.	2,671	81,618
Hana Financial Group, Inc.	13,571	308,637
Hankook Tire & Technology Co. Ltd.	4,552	94,209
Hanmi Pharm Co. Ltd.	234	47,746
Hanon Systems	14,702	111,422
Hanwha Corp.	1,508	28,163
Hanwha Solutions Corp.	4,037	65,542
Helixmith Co. Ltd.(a)	975	49,975
HLB, Inc.(a)	2,739	211,643
Hotel Shilla Co. Ltd.	1,174	69,823
Hyundai Department Store Co. Ltd.	314	14,775
Hyundai Engineering & Construction Co. Ltd.	3,298	91,358
Hyundai Glovis Co. Ltd.	1,004	85,358
Hyundai Heavy Industries Holdings Co. Ltd.	422	87,093
Hyundai Marine & Fire Insurance Co. Ltd.	4,560	87,536
Hyundai Mobis Co. Ltd.(a)	3,072	493,115
Hyundai Motor Co.(a)	7,239	594,636
Hyundai Steel Co.	3,455	59,751
Industrial Bank of Korea	10,461	71,085
Kakao Corp.	2,692	604,091
Kangwon Land, Inc.	4,062	73,203
KB Financial Group, Inc.	19,522	552,660
Kia Motors Corp.	13,849	374,235
KMW Co. Ltd.(a)	2,616	139,725
Korea Aerospace Industries Ltd.	2,844	56,729
Korea Electric Power Corp.(a)	10,419	169,907
Korea Gas Corp.	753	16,534
Korea Investment Holdings Co. Ltd.	1,486	55,712
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	1,655	121,829
Korea Zinc Co. Ltd.	398	111,518
Korean Air Lines Co. Ltd.(a)	4,193	61,475
KT&G Corp.	6,333	413,585
Kumho Petrochemical Co. Ltd.	423	26,454
LG Chem Ltd.	2,275	938,845
LG Corp.	4,097	244,514
LG Display Co. Ltd.(a)	10,040	96,126
LG Electronics, Inc.	4,945	262,064
LG Household & Health Care Ltd.	441	494,277
LG Innotek Co. Ltd.	809	118,643
LG Uplus Corp.	14,417	147,331
Lotte Chemical Corp.	865	120,890
Lotte Corp.	2,177	57,574
Lotte Shopping Co. Ltd.	260	17,377
Meritz Securities Co. Ltd.	25,240	64,188
Mirae Asset Daewoo Co. Ltd.	9,107	51,091

Security	Shares	Value

South Korea (continued)
NAVER Corp.	6,013	$1,352,824
NCSoft Corp.	791	588,446
Netmarble Corp.(a)(d)	1,516	127,065
NH Investment & Securities Co. Ltd.	5,312	36,954
Orion Corp.	907	101,538
Pan Ocean Co. Ltd.(a)	23,834	76,117
Pearl Abyss Corp.(a)	511	92,971
POSCO	3,587	522,470
POSCO Chemtech Co. Ltd.	423	26,718
Posco International Corp.	1,160	13,535
S-1 Corp.	442	31,674
S-Oil Corp.	2,657	141,649
Samsung Biologics Co. Ltd.(a)(d)	907	588,423
Samsung C&T Corp.	4,015	390,567
Samsung Card Co. Ltd.	1,210	27,654
Samsung Electro-Mechanics Co. Ltd.	2,330	252,782
Samsung Electronics Co. Ltd.	229,226	10,147,292
Samsung Engineering Co. Ltd.(a)	6,952	71,649
Samsung Fire & Marine Insurance Co. Ltd.	1,332	195,837
Samsung Heavy Industries Co. Ltd.(a)	24,292	121,630
Samsung Life Insurance Co. Ltd.	3,145	118,246
Samsung SDI Co. Ltd.	2,617	800,178
Samsung SDS Co. Ltd.	1,413	199,864
Samsung Securities Co. Ltd.	2,723	60,198
Shinhan Financial Group Co. Ltd.	21,889	528,974
Shinsegae Inc.	335	62,033
SK Holdings Co. Ltd.	1,532	372,586
SK Hynix, Inc.	25,633	1,830,157
SK Innovation Co. Ltd.	2,144	237,022
SK Telecom Co. Ltd.	831	146,354
Woori Financial Group, Inc.	25,605	188,736
Yuhan Corp.	1,850	78,377

		30,518,962

Spain — 1.5%
ACS Actividades de Construccion y Servicios SA	11,450	294,253
Aena SME SA(a)(d)	3,031	405,371
Amadeus IT Group SA(a)	20,182	1,059,598
Banco Bilbao Vizcaya Argentaria SA(a)	315,429	1,086,010
Banco Santander SA(a)	765,170	1,872,429
Bankinter SA(a)	28,922	138,627
CaixaBank SA	188,559	403,382
Cellnex Telecom SA(d)	13,293	811,906
Enagas SA	8,450	206,717
Endesa SA	16,421	407,343
Ferrovial SA	22,218	593,886
Grifols SA	14,947	454,508
Iberdrola SA	275,731	3,219,071
Industria de Diseno Textil SA	50,106	1,329,485
Mapfre SA	66,978	119,602
Naturgy Energy Group SA	14,485	270,419
Red Electrica Corp. SA	20,753	388,279
Repsol SA	62,695	553,971
Siemens Gamesa Renewable Energy SA	10,554	187,913
Telefonica SA	224,504	1,073,752

		14,876,522

Sweden — 1.9%
Alfa Laval AB(a)	15,879	350,294
Assa Abloy AB, Class B	48,799	998,792
Atlas Copco AB, A Shares	31,895	1,358,262
Atlas Copco AB, Class B	19,090	709,346
Boliden AB	15,279	350,446
Electrolux AB, Class B(a)	12,552	211,186
Epiroc AB, Class A	32,873	411,912

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Sweden (continued)
Epiroc AB, Class B	15,591	$191,475
EQT AB	10,674	192,462
Essity AB, Class B(a)	29,696	962,785
Evolution Gaming Group AB(d)	6,058	359,819
Hennes & Mauritz AB, Class B(a)	35,786	522,343
Hexagon AB, Class B(a)	13,128	770,949
Husqvarna AB, Class B(a)	29,217	240,457
ICA Gruppen AB	4,845	230,305
Industrivarden AB, Class C(a)	8,883	202,479
Investment AB Latour, — B Shares	5,146	93,432
Investor AB, Class B(a)	21,196	1,124,403
Kinnevik AB, Class B(a)	10,274	271,206
L E Lundbergforetagen AB, B Shares(a)	3,263	148,740
Lundin Energy AB	9,142	223,116
Nibe Industrier AB, — B Shares(a)	14,486	321,297
Sandvik AB(a)	56,175	1,057,537
Securitas AB, Class B(a)	13,331	180,265
Skandinaviska Enskilda Banken AB, Class A(a)	72,272	627,360
Skanska AB, Class B(a)	16,387	334,545
SKF AB, Class B	17,305	323,491
Svenska Cellulosa AB SCA, B Shares(a)	24,929	298,180
Svenska Handelsbanken AB, Class A(a)	73,897	701,675
Swedbank AB, Class A(a)	41,928	538,392
Swedish Match AB	8,618	608,049
Tele2 AB, Class B	26,650	354,761
Telefonaktiebolaget LM Ericsson, Class B	138,110	1,280,218
Telia Co. AB	121,918	456,120
Volvo AB, Class B(a)	67,265	1,058,407

		18,064,506

Switzerland — 6.7%
ABB Ltd., Registered Shares	87,453	1,983,689
Adecco Group AG, Registered Shares	7,309	344,514
Alcon, Inc.(a)	23,032	1,323,401
Baloise Holding AG, Registered Shares	2,698	406,455
Banque Cantonale Vaudoise	1,511	147,145
Barry Callebaut AG, Registered Shares	140	267,237
Chocoladefabriken Lindt & Spruengli AG	46	379,930
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	5	431,284
Cie Financiere Richemont SA, Registered Shares	23,979	1,546,653
Clariant AG, Registered Shares(a)	8,166	160,714
Coca-Cola HBC AG	8,830	221,042
Credit Suisse Group AG, Registered Shares	108,756	1,131,592
EMS-Chemie Holding AG, Registered Shares	450	349,606
Geberit AG, Registered Shares	1,729	867,501
Givaudan SA, Registered Shares	438	1,637,230
Julius Baer Group Ltd.	11,774	494,479
Kuehne + Nagel International AG, Registered Shares(a)	2,624	437,076
LafargeHolcim Ltd., Registered Shares(a)	23,694	1,043,863
Logitech International SA, Registered Shares	7,661	502,020
Lonza Group AG, Registered Shares	3,574	1,893,138
Nestle SA, Registered Shares	140,293	15,554,373
Novartis AG, Registered Shares	103,228	8,993,328
Pargesa Holding SA(a)(e)	1,995	149,817
Partners Group Holding AG	836	761,339
Roche Holding AG	33,327	11,546,124
Schindler Holding AG, Participation Certificates	1,797	425,276
Schindler Holding AG, Registered Shares	1,395	330,715
SGS SA, Registered Shares	307	752,041
Sika AG, Registered Shares	6,707	1,292,924
Sonova Holding AG, Registered Shares(a)	2,745	549,481
STMicroelectronics NV	30,923	842,907
Straumann Holding AG, Registered Shares	478	413,224
Swatch Group AG, Bearer Shares	1,402	281,398
Swatch Group AG, Registered Shares	1,269	49,904

Security	Shares	Value

Switzerland (continued)
Swiss Life Holding AG, Registered Shares	1,646	$612,342
Swiss Prime Site AG, Registered Shares	4,254	394,624
Swiss Re AG	14,184	1,099,749
Swisscom AG, Registered Shares	1,150	603,061
Temenos AG, Registered Shares	3,519	546,937
UBS Group AG, Registered Shares	171,864	1,984,867
Vifor Pharma AG	2,169	328,141
Zurich Insurance Group AG	7,144	2,531,336

		65,612,477

Taiwan — 3.5%
Accton Technology Corp.	27,000	209,671
Acer, Inc.	69,504	42,364
Advantech Co. Ltd.	22,873	230,188
ASE Technology Holding Co. Ltd.	147,343	339,332
Asia Cement Corp.	94,233	139,757
Asustek Computer, Inc.	38,220	280,817
AU Optronics Corp.(a)	414,000	130,671
Catcher Technology Co. Ltd.	27,000	204,611
Cathay Financial Holding Co. Ltd.	361,488	514,212
Chailease Holding Co. Ltd.	71,159	303,359
Chang Hwa Commercial Bank Ltd.	234,686	154,408
Cheng Shin Rubber Industry Co. Ltd.	66,436	76,341
Chicony Electronics Co. Ltd.	15,856	45,960
China Airlines Ltd.(a)	103,687	28,951
China Development Financial Holding Corp.	577,765	185,790
China Life Insurance Co. Ltd.	132,016	98,079
China Steel Corp.	574,638	404,679
Chunghwa Telecom Co. Ltd.	154,000	611,604
Compal Electronics, Inc.	192,000	125,674
CTBC Financial Holding Co. Ltd.	668,601	463,366
Delta Electronics, Inc.	88,000	502,163
E.Sun Financial Holding Co. Ltd.	553,315	524,105
Eclat Textile Co. Ltd.	7,303	85,073
Eva Airways Corp.	83,492	31,904
Evergreen Marine Corp. Taiwan Ltd.(a)	109,139	39,928
Far Eastern New Century Corp.	208,607	198,112
Far EasTone Telecommunications Co. Ltd.	93,000	214,720
Feng TAY Enterprise Co. Ltd.	17,765	100,754
First Financial Holding Co. Ltd.	478,461	368,867
Formosa Chemicals & Fibre Corp.	161,360	415,603
Formosa Petrochemical Corp.	50,000	151,334
Formosa Plastics Corp.	186,040	553,929
Formosa Taffeta Co. Ltd.	31,000	38,401
Foxconn Technology Co. Ltd.	43,007	82,815
Fubon Financial Holding Co. Ltd.	278,952	416,480
Giant Manufacturing Co. Ltd.	10,000	89,886
Globalwafers Co. Ltd.	8,000	110,185
Highwealth Construction Corp.	62,400	92,441
Hiwin Technologies Corp.	12,396	124,285
Hon Hai Precision Industry Co. Ltd.	594,800	1,746,424
Hotai Motor Co. Ltd.	13,000	311,697
Hua Nan Financial Holdings Co. Ltd.	430,123	292,747
Innolux Corp.	428,494	115,421
Inventec Corp.	92,470	78,943
Largan Precision Co. Ltd.	5,000	695,200
Lite-On Technology Corp.	99,816	157,176
MediaTek, Inc.	75,255	1,487,838
Mega Financial Holding Co. Ltd.	505,110	530,945
Micro-Star International Co. Ltd.	37,000	135,455
Nan Ya Plastics Corp.	270,790	594,761
Nanya Technology Corp.	50,000	104,320
Nien Made Enterprise Co. Ltd.	9,000	88,210
Novatek Microelectronics Corp.	23,000	178,750
Pegatron Corp.	110,000	239,925

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Taiwan (continued)
Phison Electronics Corp.	4,000	$40,252
Pou Chen Corp.	92,000	90,251
Powertech Technology, Inc.	31,100	113,524
President Chain Store Corp.	26,000	261,551
Quanta Computer, Inc.	138,000	333,883
Realtek Semiconductor Corp.	23,240	236,874
Ruentex Development Co. Ltd.	34,384	59,750
Shanghai Commercial & Savings Bank Ltd.	166,512	258,244
Shin Kong Financial Holding Co. Ltd.	635,699	186,224
SinoPac Financial Holdings Co. Ltd.	547,741	202,461
Standard Foods Corp.	7,342	15,716
Synnex Technology International Corp.	58,500	82,881
Taishin Financial Holding Co. Ltd.	356,976	162,301
Taiwan Business Bank	285,886	105,126
Taiwan Cement Corp.	243,859	354,823
Taiwan Cooperative Financial Holding Co. Ltd.	447,056	315,585
Taiwan High Speed Rail Corp.	140,000	174,017
Taiwan Mobile Co. Ltd.	64,800	243,011
Taiwan Semiconductor Manufacturing Co. Ltd.	1,178,000	12,580,465
Tatung Co. Ltd.(a)	40,000	28,581
Uni-President Enterprises Corp.	245,950	595,889
United Microelectronics Corp.	527,000	284,918
Vanguard International Semiconductor Corp.	38,000	101,041
Walsin Technology Corp.	13,000	79,448
Win Semiconductors Corp.	16,000	163,361
Winbond Electronics Corp.	163,000	74,370
Wistron Corp.	133,161	162,560
Wiwynn Corp.	6,000	164,028
WPG Holdings Ltd.	78,448	104,671
Yageo Corp.	19,783	257,729
Yuanta Financial Holding Co. Ltd.	432,260	257,250
Zhen Ding Technology Holding Ltd.	37,710	165,490

		33,744,906

Thailand — 0.7%
Advanced Info Service PCL — NVDR	61,700	371,327
Airports of Thailand PCL — NVDR	219,900	432,908
Asset World Corp. PCL	606,100	76,425
B Grimm Power PCL	64,900	113,034
Bangkok Bank PCL, Foreign Registered Shares	25,100	87,467
Bangkok Commercial Asset Management PCL	123,200	97,753
Bangkok Dusit Medical Services PCL — NVDR	568,400	414,263
BTS Group Holdings PCL — NVDR	513,400	188,764
Bumrungrad Hospital PCL — NVDR	22,400	84,593
Central Pattana PCL — NVDR	102,400	162,773
Charoen Pokphand Foods PCL — NVDR	204,000	210,393
CP ALL PCL — NVDR(a)	291,000	641,351
Energy Absolute PCL — NVDR	98,300	125,793
Global Power Synergy PCL	42,200	101,090
Home Product Center PCL — NVDR	339,932	170,751
Indorama Ventures PCL — NVDR(b)	97,000	87,814
IRPC PCL — NVDR	492,400	42,157
Kasikornbank PCL — NVDR	29,200	88,587
Kasikornbank PCL, Foreign Registered Shares	58,200	176,410
Krung Thai Bank PCL — NVDR	285,275	95,356
Land & Houses PCL — NVDR	601,300	149,029
Minor International PCL — NVDR(a)	146,680	96,939
Osotspa PCL	81,600	100,925
PTT Exploration & Production PCL — NVDR	76,522	230,039
PTT Global Chemical PCL — NVDR	115,068	173,809
PTT PCL — NVDR	530,000	654,230
Siam Cement PCL — NVDR	43,200	516,757
Siam Commercial Bank PCL — NVDR	41,800	98,520
Srisawad Corp. PCL, NVDR(a)	53,800	90,393
Thai Oil PCL — NVDR	51,600	74,886

Security	Shares	Value

Thailand (continued)
Thai Union Group PCL — NVDR	231,400	$97,407
TMB Bank PCL — NVDR(b)	3,289,649	112,484
True Corp. PCL — NVDR	783,140	86,685

		6,251,112

Turkey — 0.1%
Akbank TAS(a)	148,211	131,483
Anadolu Efes Biracilik Ve Malt Sanayii AS	14,158	44,039
BIM Birlesik Magazalar AS	17,408	172,593
Eregli Demir ve Celik Fabrikalari TAS	51,754	64,792
Ford Otomotiv Sanayi AS	2,700	28,018
Haci Omer Sabanci Holding AS	32,457	43,704
KOC Holding AS	17,992	47,322
TAV Havalimanlari Holding AS	2,171	6,151
Tupras Turkiye Petrol Rafinerileri AS(a)	5,076	66,401
Turk Hava Yollari AO(a)(b)	26,638	48,488
Turkcell Iletisim Hizmetleri AS	33,444	79,734
Turkiye Garanti Bankasi AS(a)	101,489	125,136
Turkiye Is Bankasi AS, Class C(a)	88,347	72,158

		930,019

United Arab Emirates — 0.2%
Abu Dhabi Commercial Bank PJSC	124,127	168,197
Aldar Properties PJSC	145,452	71,202
Dubai Islamic Bank PJSC	48,113	50,211
Emaar Malls PJSC(a)	81,000	30,532
Emaar Properties PJSC(a)	172,958	130,670
Emirates NBD Bank PJSC	37,038	90,231
Emirates Telecommunications Group Co. PJSC	97,764	440,564
First Abu Dhabi Bank PJSC	142,970	443,487

		1,425,094

United Kingdom — 8.1%
3i Group PLC	43,600	448,949
Admiral Group PLC	8,582	243,377
Ashtead Group PLC	21,063	710,519
Associated British Foods PLC(a)	15,914	376,274
AstraZeneca PLC	62,222	6,475,718
Auto Trader Group PLC(a)(d)	41,090	267,527
Aveva Group PLC	2,132	108,099
Aviva PLC(a)	198,882	674,086
BAE Systems PLC(a)	157,440	941,406
Barclays PLC(a)	847,488	1,195,635
Barratt Developments PLC(a)	47,948	294,695
Berkeley Group Holdings PLC	6,196	319,095
BP PLC	967,365	3,706,015
British American Tobacco PLC	108,352	4,155,605
British Land Co. PLC(a)	47,803	228,664
BT Group PLC(a)	404,794	572,479
Bunzl PLC(a)	15,074	404,332
Burberry Group PLC(a)	20,817	411,346
CK Hutchison Holdings Ltd.	134,008	867,780
CNH Industrial NV(a)	47,161	331,335
Coca-Cola European Partners PLC	10,236	386,511
Compass Group PLC(a)	81,120	1,116,086
Croda International PLC	6,884	447,122
DCC PLC	4,703	392,436
Diageo PLC	112,671	3,744,885
Direct Line Insurance Group PLC(a)	67,525	226,415
Experian PLC	43,340	1,521,184
Fiat Chrysler Automobiles NV(a)	51,999	526,131
GlaxoSmithKline PLC	237,112	4,789,588
GVC Holdings PLC(a)	32,677	299,514
Halma PLC	16,106	458,863
Hargreaves Lansdown PLC	17,098	344,800
HSBC Holdings PLC(a)	973,574	4,524,770

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Imperial Brands PLC	46,278	$880,978
Informa PLC(a)	71,050	410,793
InterContinental Hotels Group PLC(a)	9,063	400,087
Intertek Group PLC	7,196	484,658
ITV PLC(a)	162,744	150,413
J. Sainsbury PLC(a)	65,461	169,410
JD Sports Fashion PLC(a)	18,108	139,371
Johnson Matthey PLC	11,696	304,610
Kingfisher PLC(a)	97,026	266,937
Land Securities Group PLC(a)	31,499	215,221
Legal & General Group PLC	272,220	742,139
Lloyds Banking Group PLC(a)	3,498,603	1,349,619
London Stock Exchange Group PLC	15,134	1,573,863
M&G PLC	119,534	248,206
Melrose Industries PLC(a)	214,650	302,558
Mondi PLC(a)	21,467	401,540
National Grid PLC	169,026	2,062,184
Next PLC(a)	6,073	367,690
Ocado Group PLC(a)(b)	20,135	506,000
Pearson PLC	32,161	228,948
Persimmon PLC(a)	15,288	432,674
Prudential PLC	121,603	1,832,321
Reckitt Benckiser Group PLC	34,049	3,132,454
RELX PLC	94,382	2,184,543
Rentokil Initial PLC(a)	86,686	548,130
Rolls-Royce Holdings PLC(a)	105,190	371,385
Royal Bank of Scotland Group PLC(a)	228,688	343,317
RSA Insurance Group PLC(a)	43,531	220,460
Sage Group PLC	56,802	471,510
Schroders PLC	4,883	178,218
Segro PLC	52,735	583,248
Severn Trent PLC	12,635	386,679
Smith & Nephew PLC	40,422	753,209
Smiths Group PLC(a)	19,423	339,551
Spirax-Sarco Engineering PLC	3,836	472,250
SSE PLC	50,259	851,042
St. James’s Place PLC	24,806	291,680
Standard Chartered PLC(a)	131,932	715,176
Standard Life Aberdeen PLC	126,751	420,014
Taylor Wimpey PLC(a)	152,915	269,896
Tesco PLC	465,854	1,310,290
Unilever NV	68,922	3,674,763
Unilever PLC	54,921	2,962,498
United Utilities Group PLC	37,640	422,951
Vodafone Group PLC	1,305,911	2,076,083
Whitbread PLC(a)	8,866	243,926
WM Morrison Supermarkets PLC	137,844	324,724
WPP PLC(a)	56,546	440,850

		78,970,308

United States — 0.3%
Bausch Health Cos., Inc.(a)	12,897	235,976
CyberArk Software Ltd.(a)	1,512	150,096
Ferguson PLC(a)	11,299	923,880
James Hardie Industries PLC(a)	19,561	376,913
JBS SA	65,623	255,223
QIAGEN NV(a)	10,199	439,322

		2,381,410

Zambia — 0.0%
First Quantum Minerals Ltd.	29,878	238,126

Total Common Stocks — 98.3% (Cost — $823,529,131)		956,485,345

Security	Shares	Value

Preferred Stocks — 1.0%

Brazil — 0.4%
Banco Bradesco SA, Preference Shares	226,032	$958,159
Braskem SA, Preference ‘A’ Shares, Class A, 0.00%	11,000	46,969
Centrais Eletricas Brasileiras SA, Preference ‘B’ Shares, 0.00%	9,466	56,120
Cia Energetica de Minas Gerais, Preference Shares, 0.00%	34,268	69,442
Gerdau SA, Preference Shares, 0.00%	52,056	153,255
Itau Unibanco Holding SA, Preference Shares, 0.00%	245,803	1,150,344
Itausa — Investimentos Itau SA, Preference Shares, 0.00%	214,928	379,022
Lojas Americanas SA, Preference Shares, 0.00%	35,523	210,208
Petroleo Brasileiro SA, Preference Shares, 0.00%(a)	224,252	888,662

		3,912,181

Chile — 0.0%
Embotelladora Andina SA, Preference ‘B’ Shares, 0.00%	9,220	22,562
Sociedad Quimica y Minera de Chile SA, Preference ‘B’ Shares, 0.00%	4,912	127,793

		150,355

Colombia — 0.0%
Bancolombia SA, Preference Shares, 0.00%	21,944	144,230

Germany — 0.4%
Bayerische Motoren Werke AG, Preference Shares, 0.00%	3,454	167,785
Fuchs Petrolub SE, Preference Shares, 0.00%(b)	3,377	135,734
Henkel AG & Co. KGaA, Preference Shares, 0.00%	7,697	718,082
Porsche Automobil Holding SE, Preference Shares, 0.00%	8,313	481,478
Sartorius AG, Preference Shares, 0.00%	1,656	546,559
Volkswagen AG, Preference Shares, 0.00%	8,988	1,366,176

		3,415,814

Russia — 0.0%
Surgutneftegas PJSC, Preference Shares, 0.00%	365,695	180,374

South Korea — 0.2%
Amorepacific Corp., Preference Shares, 0.00%	382	22,755
Hyundai Motor Co., Preference Shares, 0.00%(a)	852	39,443
Hyundai Motor Co., Second Preference Shares, 0.00%(a)	1,756	83,964
LG Chem Ltd., Preference Shares, 0.00%	231	48,599
LG Household & Health Care Ltd. Preference Shares, 0.00%	167	101,170
Samsung Electronics Co. Ltd., Preference Shares, 0.00%	39,436	1,536,201

		1,832,132

Total Preferred Stocks — 1.0% (Cost — $9,859,756)		9,635,086

Rights — 0.0%

South Korea — 0.0%
Korean Air Lines Co. Ltd., (Expires 07/10/20)(a)	2,774	3,978

Spain — 0.0%
ACS Actividades de Construccion y Servicios SA, (Expires 07/10/20)(a)	11,450	17,862
Repsol SA, (Expires 07/09/20)(a)	62,695	30,521
Telefonica SA, (Expires 07/06/20)(a)	224,504	44,165

		92,548

Thailand — 0.0%
Minor International PCL — NVDR, (Expires 07/21/20)(a)	17,887	810

Total Rights 0.0% (Cost — $125,456)		97,336

Total Long-Term Investments — 99.3% (Cost — $833,514,343)		966,217,767

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 1.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.55%(f)(g)(h)	18,488,585	$18,512,620

Total Short-Term Securities — 1.9% (Cost — $18,494,492)		18,512,620

Total Investments — 101.2% (Cost — $852,008,835)		984,730,387

Liabilities in Excess of Other Assets — (1.2)%		(11,524,184)

Net Assets — 100.0%		$973,206,203

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of the security was purchased with the cash collateral from loaned securities.

(h)

Investments in issuers considered to be an affiliate/affiliates of the Master Portfolio during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	18,171,935	316,650	(b)	—		18,488,585	$18,512,620	$164,951	(c)	$3,015	$13,910
BlackRock Cash Funds: Treasury, SL Agency Shares (d)	13,177,912	—		(13,177,912	)(b)	—	—	31,203		—	—

							$18,512,620	$196,154		$3,015	$13,910

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	As of period end, the entity is no longer held by the fund.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts
S&P/TSX 60 Index	18	09/17/20	$616	$10,949
MSCI EAFE Index	58	09/18/20	5,157	(39,806)
MSCI Emerging Markets Index	24	09/18/20	1,183	(3,113)

				$(31,970)

Derivative Financial Instruments Categorized by Risk Exposure

As	of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Unrealized appreciation on future contracts(a)	$—	$—	$10,949	$—	$—	$—	$10,949

Liabilities — Derivative Financial Instruments
Future contracts
Unrealized depreciation on future contracts(a)	$—	$—	$42,919	$—	$—	$—	$42,919

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. In the Statement of Assets and Liabilities Only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For	the six months ended June 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Future contracts	$—	$—	$1,278,633	$—	$—	$—	$1,278,633

Net Change in Unrealized Appreciation (Depreciation) on:
Future contracts	$—	$—	$(57,700)	$—	$—	$—	$(57,700)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$8,412,146

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$308,034	$—	$—	$308,034
Australia	90,261	48,694,224	—	48,784,485
Austria	—	1,100,981	—	1,100,981
Belgium	—	5,662,567	—	5,662,567
Brazil	11,164,211	—	—	11,164,211
Canada	61,257,178	—	—	61,257,178
Chile	1,653,060	209,808	—	1,862,868
China	36,523,725	79,001,690	—	115,525,415
Colombia	381,205	—	—	381,205
Czech Republic	—	256,133	—	256,133
Denmark	1,085,350	13,730,791	—	14,816,141
Egypt	—	201,496	—	201,496
Finland	—	7,428,964	—	7,428,964
France	—	67,069,351	—	67,069,351
Germany	335,257	53,721,082	—	54,056,339
Greece	83,696	323,415	2	407,113
Hong Kong	589,103	18,825,946	—	19,415,049
Hungary	—	653,753	—	653,753
India	1,705,202	20,421,799	—	22,127,001
Indonesia	—	4,150,644	—	4,150,644
Ireland	153,446	4,013,051	—	4,166,497
Israel	1,846,165	1,834,757	—	3,680,922
Italy	—	13,092,774	—	13,092,774
Japan	—	159,125,606	—	159,125,606
Jordan	—	156,744	—	156,744
Luxembourg	103,364	1,009,099	—	1,112,463
Macau	—	1,283,240	—	1,283,240
Malaysia	—	4,952,733	—	4,952,733
Mexico	4,919,420	—	—	4,919,420
Netherlands	5,955,932	20,533,246	—	26,489,178
New Zealand	—	1,959,750	—	1,959,750
Norway	—	3,126,691	—	3,126,691
Pakistan	5,827	88,747	—	94,574
Peru	669,598	—	—	669,598
Philippines	—	2,163,278	—	2,163,278
Poland	—	1,960,666	—	1,960,666
Portugal	—	1,059,209	—	1,059,209

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2020	Total International ex U.S. Index Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Qatar	$—	$2,329,483	$—	$2,329,483
Romania	—	110,294	—	110,294
Russia	231,799	8,721,531	—	8,953,330
Saudi Arabia	161,690	7,206,279	—	7,367,969
Singapore	—	7,078,683	—	7,078,683
South Africa	483,461	10,506,412	—	10,989,873
South Korea	—	30,518,962	—	30,518,962
Spain	52,510	14,824,012	—	14,876,522
Sweden	—	18,064,506	—	18,064,506
Switzerland	—	65,462,660	149,817	65,612,477
Taiwan	—	33,744,906	—	33,744,906
Thailand	—	6,251,112	—	6,251,112
Turkey	196,275	733,744	—	930,019
United Arab Emirates	—	1,425,094	—	1,425,094
United Kingdom	386,511	78,583,797	—	78,970,308
United States	1,080,617	1,300,793	—	2,381,410
Zambia	238,126	—	—	238,126
Preferred Stocks	4,206,766	5,428,320	—	9,635,086
Rights	96,526	810	—	97,336
Short-Term Securities	18,512,620	—	—	18,512,620

	$154,476,935	$830,103,633	$149,819	$984,730,387

Derivative Financial Instruments (a)
Assets:
Equity contracts	$10,949	$—	$—	$10,949

Liabilities:
Equity contracts	(42,919)	—	—	(42,919)

	$(31,970)	$—	$—	$(31,970)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

Total International ex U.S. Index Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $ 17,745,590, cost — $833,514,343)	$966,217,767
Investments at value — affiliated (cost — $18,494,492)	18,512,620
Cash pledged for futures contracts	804,000
Foreign currency at value (cost — $2,380,607)	2,368,383
Receivables:
Investments sold	3,370,556
Securities lending income — affiliated	46,574
Dividends — unaffiliated	1,876,948
Interest — unaffiliated	939
Variation margin on futures contracts	3,510
Prepaid expenses	3,976

Total assets	993,205,273

LIABILITIES
Bank overdraft	1,005,965
Cash collateral on securities loaned at value	18,472,574
Payables:
Investment advisory fees	23,561
Trustees’ fees	4,394
Other accrued expenses	271,064
Variation margin on futures contracts	19,080
Withdrawals to investors	202,432

Total liabilities	19,999,070

NET ASSETS	$973,206,203

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Investors’ capital	$840,403,888
Net unrealized appreciation (depreciation)	132,802,315

NET ASSETS	$973,206,203

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

Total International ex U.S. Index Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$31,203
Dividends — unaffiliated	14,521,626
Securities lending income — affiliated — net	164,951
Foreign taxes withheld	(1,933,252)

Total investment income	12,784,528

EXPENSES
Accounting services	175,590
Investment advisory	141,881
Professional	33,600
Pricing	33,242
Trustees	8,969
Printing	3,446
Miscellaneous	7,380

Total expenses	404,108
Less fees waived and/or reimbursed by the Manager	(2,537)

Total expenses after fees waived and/or reimbursed	401,571

Net investment income	12,382,957

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	1,278,633
Foreign currency transactions	(34,799)
Investments — affiliated	3,015
Investments — unaffiliated (including $328 foreign capital gain tax)	(25,148,744)

(23,901,895)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(57,700)
Foreign currency translations	(38,077)
Investments — affiliated	13,910
Investments — unaffiliated (including $84,652 foreign capital gain tax)	(85,995,945)

(86,077,812)

Net realized and unrealized loss	(109,979,707)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(97,596,750)

See notes to financial statements.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	Total International ex U.S. Index Master Portfolio
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,382,957	$28,530,467
Net realized loss	(23,901,895)	(4,966,846)
Net change in unrealized appreciation (depreciation)	(86,077,812)	149,611,129

Net increase (decrease) in net assets resulting from operations	(97,596,750)	173,174,750

CAPITAL TRANSACTIONS
Proceeds from contributions	298,751,588	533,180,584
Value of withdrawals	(322,856,152)	(371,145,212)

Net increase (decrease) in net assets derived from capital transactions	(24,104,564)	162,035,372

NET ASSETS
Total increase (decrease) in net assets	(121,701,314)	335,210,122
Beginning of period	1,094,907,517	759,697,395

End of period	$973,206,203	$1,094,907,517

See notes to financial statements.

FINANCIAL STATEMENTS	39

Financial Highlights

	Total International ex U.S. Index Master Portfolio
	Six Months Ended 06/30/20 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Total Return
Total return	(10.54	)%(a)	21.29%	(13.87)%	27.67%	4.41%	(5.80)%

Ratios to Average Net Assets
Total expenses	0.09	%(b)	0.08%	0.08%	0.07%	0.08%	0.08%

Total expenses after fees waived and paid indirectly	0.08	%(b)	0.08%	0.08%	0.07%	0.08%	0.07%

Net investment income	2.62	%(b)	3.17%	2.87%	2.85%	2.90%	2.71%

Supplemental Data
Net assets, end of period (000)	$973,206		$1,094,908	$759,697	$1,048,849	$1,000,386	$836,637

Portfolio turnover rate	17%		5%	40%	57%	15%	6%

(a)	Aggregate total return.
(b)	Annualized.

See notes to financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Total International ex U.S. Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (unaudited) (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Barclays Capital, Inc.	$723,900	$(723,900)	$—
BNP Paribas Prime Brokerage International Ltd.	497,624	(497,624)	—
Citigroup Global Markets, Inc.	1,180,643	(1,180,643)	—
Credit Suisse Securities (USA) LLC	2,059,151	(2,059,151)	—
Goldman Sachs & Co.	2,052,456	(2,052,456)	—
J.P. Morgan Securities LLC	1,736,758	(1,736,758)	—
J.P. Morgan Securities PLC	99,733	(99,733)	—
Jefferies LLC	3,145	(3,145)	—
Macquarie Bank Ltd.	52,072	(52,072)	—
Morgan Stanley & Co. International PLC	75,902	(75,902)	—
Morgan Stanley & Co. LLC	2,839,201	(2,839,201)	—
Nomura Securities International, Inc.	330,173	(330,173)	—
SG Americas Securities LLC	91,117	(90,463)	654
State Street Bank & Trust Company	1,402,395	(1,402,395)	—
TD Prime Services LLC	21,537	(21,496)	41
UBS AG	4,579,783	(4,579,783)	—

	$17,745,590	$(17,744,895)	$695

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of June 30, 2020. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Limitations, Waivers, and Reimbursements: With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not ‘interested persons’ of the Master Portfolio as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Master Portfolio. Prior to April 29, 2020, this waiver was voluntary. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived and/or reimbursed was $2,537.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Securities Lending: The SEC has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Master Portfolio paid BTC $34,779 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$19,860,827	$7,906,692	$(1,572,469)

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities were $161,569,013 and $163,365,964, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$864,028,811

Gross unrealized appreciation	$241,271,791
Gross unrealized depreciation	(120,602,185)

Net unrealized appreciation (depreciation)	$120,669,606

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (unaudited) (continued)

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Concentration Risk: The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Master Portfolio’s investments.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	47

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of Total International ex U.S. Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. iShares MSCI Total International Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewals of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; accounting oversight; administrative and shareholder services; oversight of the Master Portfolio and Portfolio service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Master Fund’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper classification or Morningstar category, regarding the fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Master Portfolio and the Portfolio; (g) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (h) sales and redemption data regarding the Portfolio’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Master Portfolio’s and the Portfolio’s operations.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and the Portfolio as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Portfolio. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance, investment objectives, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for the Master Portfolio and the Portfolio, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Portfolio’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Portfolio’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to its Performance Peers and the performance of the Portfolio as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Portfolio’s net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Portfolio, and that BlackRock has explained its rationale for this belief to the Board.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	49

Disclosure of Investment Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Portfolio’s contractual management fee rate compared with those of the Portfolio’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s/Portfolio’s actual management fee rate, to those of the Portfolio’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s estimated profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Portfolio’s/Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Portfolio’s total expense ratio each ranked in the first quartile, relative to the Portfolio’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Portfolio’s total expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation/implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to more fully participate in these economies of scale. The Board considered the Master Portfolio’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Fund, on behalf of the Master Portfolio, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	51

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

CVA	Certificaten Van Aandelen (Dutch Certificate)

GDR	Global Depositary Receipt

MSCI	Morgan Stanley Capital International

NVDR	Non-voting Depository Receipts

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

ADDITIONAL INFORMATION	53

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TIEXUS-6/20-SAR

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds III

•	iShares Russell 1000 Large-Cap Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	iShares Russell 1000 Large-Cap Index Fund

Investment Objective

iShares Russell 1000 Large-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund’s Institutional Shares returned (2.87)%, Investor A Shares returned (3.03)%, and Class K Shares returned (2.86)%. The benchmark Russell 1000® Index returned (2.81)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

U.S. equities experienced significant losses in the first quarter of 2020. Fears of the coronavirus pandemic and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Volatility Index, which measures near-term stock market volatility, surged to its highest level since the 2008 financial crisis, and the S&P 500® Index experienced its quickest bear market contraction on record. Economic activity fell to a standstill with the Purchasing Managers Index (an index of the prevailing direction of economic trends in the manufacturing and service sectors) across the globe registering the lowest levels on record while jobless claims surged. In late March, the United States saw a record number of initial unemployment claims as 3.3 million people filed for unemployment benefits while the consensus estimate had been around 1.4 million.

On the policy front, global governments unleashed large stimulus packages to combat the shock on the worldwide economy. The United States passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Fed cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, the Fed announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history.

U.S. equities registered a strong recovery in the second quarter of 2020. U.S. stocks outperformed other regions in the second quarter of 2020, with a sharper recovery from the troughs of late March. This was largely supported by the historic U.S. policy response. The United States delivered coordinated fiscal and monetary support sufficient to offset the estimated initial shock from the coronavirus pandemic and spillovers to the full economy. Toward the end of the second quarter, government measures to contain the coronavirus had been gradually lifted in many states, boosting economic activity and employment.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Russell 1000® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	iShares Russell 1000 Large-Cap Index Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	5 Years	Since Inception (c)
Institutional	(2.87)%	7.37%	10.35%	11.66%
Investor A	(3.03)	7.03	10.05	11.34
Class K	(2.86)	7.35	10.39	11.67
Russell 1000® Index(d)	(2.81)	7.48	10.47	11.80

(a)	See “About Fund Performance” on page 6 for a detailed description of share classes, including any related fees.
(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio will be substantially invested in equity securities in the Russell 1000® Index and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Russell 1000® Index.

(c)	The Fund commenced operations on March 31, 2011.
(d)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$971.30	$0.64	$1,000.00	$1,024.22	$0.65	0.13%
Investor A	1,000.00	969.70	1.86	1,000.00	1,022.97	1.91	0.38
Class K	1,000.00	971.40	0.39	1,000.00	1,024.47	0.40	0.08

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreements. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

iShares Russell 1000 Large-Cap Index Fund

ASSETS
Investments at value — Master Portfolio	$530,480,279
Receivables:
Capital shares sold	10,380,898
Prepaid expenses	40,557

Total assets	540,901,734

LIABILITIES
Payables:
Administration fees	4,257
Capital shares redeemed	831,224
Contributions to the Master	9,549,674
Income dividend distributions	200,623
Other accrued expenses	126,558
Service fees	15,287

Total liabilities	10,727,623

NET ASSETS	$530,174,111

NET ASSETS CONSIST OF
Paid-in capital	$394,928,594
Accumulated earnings	135,245,517

NET ASSETS	$530,174,111

NET ASSET VALUE
Institutional — Based on net assets of $107,045,072 and 5,271,666 shares outstanding, unlimited number of shares authorized, no par value	$20.31

Investor A — Based on net assets of $73,934,035 and 3,663,199 shares outstanding, unlimited number of shares authorized, no par value	$20.18

Class K — Based on net assets of $349,195,004 and 17,266,935 shares outstanding, unlimited number of shares authorized, no par value	$20.22

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

iShares Russell 1000 Large-Cap Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$73,640
Dividends — unaffiliated	4,429,139
Securities lending income — affiliated — net	121,718
Foreign taxes withheld	(140)
Expenses	(80,914)
Fees waived	2,526

Total investment income	4,545,969

FUND EXPENSES
Transfer agent — class specific	180,204
Service — class specific	89,727
Professional	44,134
Registration	33,346
Administration	22,959
Printing	13,415
Accounting services	1,840
Officer	67
Miscellaneous	4,976

Total expenses	390,668
Less:
Fees waived and/or reimbursed by the Administrator/Manager	(27,051)
Transfer agent fees waived and/or reimbursed — class specific	(131,572)

Total expenses after fees waived and/or reimbursed	232,045

Net investment income	4,313,924

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Futures contracts	(59,884)
Investments — affiliated	(354,034)
Investments — unaffiliated	(6,868,144)

(7,282,062)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(1,244)
Investments — affiliated	271,631
Investments — unaffiliated	3,221,263

3,491,650

Net realized and unrealized loss	(3,790,412)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$523,512

See notes to financial statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares Russell 1000 Large-Cap Index Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,313,924	$6,275,848
Net realized gain (loss)	(7,282,062)	2,392,117
Net change in unrealized appreciation (depreciation)	3,491,650	86,631,969

Net increase in net assets resulting from operations	523,512	95,299,934

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(3,355,440)	(6,315,002)
Investor A	(1,089,526)	(2,269,109)
Class K	(633,617)	(2,032,385)

Decrease in net assets resulting from distributions to shareholders	(5,078,583)	(10,616,496)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	78,470,209	57,699,811

NET ASSETS
Total increase in net assets	73,915,138	142,383,249
Beginning of period	456,258,973	313,875,724

End of period	$530,174,111	$456,258,973

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund

	Institutional
	Six Months Ended 06/30/20 (Unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$21.14		$16.58		$17.82		$15.07		$14.08		$14.72

Net investment income(a)	0.18		0.35		0.34		0.30		0.31		0.28
Net realized and unrealized gain (loss)	(0.80)		4.79		(1.19)		2.91		1.35		(0.16)

Net increase (decrease) from investment operations	(0.62)		5.14		(0.85)		3.21		1.66		0.12

Distributions(b)
From net investment income	(0.18)		(0.39)		(0.33)		(0.35)		(0.29)		(0.29)
From net realized gain	(0.03)		(0.19)		(0.06)		(0.11)		(0.38)		(0.47)
From return of capital	—		—		—		(0.00	)(c)	—		—

Total distributions	(0.21)		(0.58)		(0.39)		(0.46)		(0.67)		(0.76)

Net asset value, end of period	$20.31		$21.14		$16.58		$17.82		$15.07		$14.08

Total Return(d)
Based on net asset value	(2.87	)%(e)	31.28%		(4.88)%		21.46%		11.92%		0.82%

Ratios to Average Net Assets(f)
Total expenses	0.15	%(g)(h)	0.15	%(h)(i)	0.17	%(h)(j)	0.17	%(h)(j)	0.13	%(h)	0.27	%(k)

Total expenses after fees waived and/or reimbursed	0.13	%(g)(h)	0.13	%(h)	0.13	%(h)	0.13	%(h)	0.09	%(h)	0.13	%(k)

Net investment income	1.88	%(g)(h)	1.81	%(h)	1.89	%(h)	1.82	%(h)	2.14	%(h)	1.93	%(k)

Supplemental Data
Net assets, end of period (000)	$107,045		$82,729		$102,279		$45,733		$18,964		$3,431

Portfolio turnover rate of the Master Portfolio	10%		10%		12%		12%		13%		6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Annualized.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December, 31, 2019 the expense ratio would have been 0.14%.
(j)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(k)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (Unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$21.01		$16.48		$17.72		$14.99		$14.01		$14.65

Net investment income(a)	0.16		0.30		0.29		0.26		0.25		0.24
Net realized and unrealized gain (loss)	(0.81)		4.76		(1.18)		2.89		1.36		(0.16)

Net increase (decrease) from investment operations	(0.65)		5.06		(0.89)		3.15		1.61		0.08

Distributions(b)
From net investment income	(0.15)		(0.34)		(0.29)		(0.31)		(0.25)		(0.25)
From net realized gain	(0.03)		(0.19)		(0.06)		(0.11)		(0.38)		(0.47)
From return of capital	—		—		—		(0.00	)(c)	—		—

Total distributions	(0.18)		(0.53)		(0.35)		(0.42)		(0.63)		(0.72)

Net asset value, end of period	$20.18		$21.01		$16.48		$17.72		$14.99		$14.01

Total Return(d)
Based on net asset value	(3.03	)%(e)	30.98%		(5.15)%		21.16%		11.61%		0.56%

Ratios to Average Net Assets(f)
Total expenses	0.74	%(g)(h)	0.76	%(h)	0.87	%(h)	0.68	%(h)(i)	0.48	%(h)	0.54	%(j)

Total expenses after fees waived and/or reimbursed	0.38	%(g)(h)	0.38	%(h)	0.38	%(h)	0.38	%(h)	0.38	%(h)	0.39	%(j)

Net investment income	1.62	%(g)(h)	1.57	%(h)	1.60	%(h)	1.56	%(h)	1.76	%(h)	1.62	%(j)

Supplemental Data
Net assets, end of period (000)	$73,934		$86,038		$57,500		$66,675		$23,939		$17,397

Portfolio turnover rate of the Master Portfolio	10%		10%		12%		12%		13%		6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Annualized.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended December, 31, 2017 the expense ratio would have been 0.67%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell 1000 Large-Cap Index Fund (continued)

	Class K
	Six Months Ended 06/30/20 (Unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$21.05		$16.52		$17.76		$15.01		$14.03		$14.67

Net investment income(a)	0.19		0.36		0.35		0.31		0.30		0.28
Net realized and unrealized gain (loss)	(0.81)		4.76		(1.19)		2.91		1.36		(0.15)

Net increase (decrease) from investment operations	(0.62)		5.12		(0.84)		3.22		1.66		0.13

Distributions(b)
From net investment income	(0.18)		(0.40)		(0.34)		(0.36)		(0.30)		(0.30)
From net realized gain	(0.03)		(0.19)		(0.06)		(0.11)		(0.38)		(0.47)
From return of capital	—		—		—		(0.00	)(c)	—		—

Total distributions	(0.21)		(0.59)		(0.40)		(0.47)		(0.68)		(0.77)

Net asset value, end of period	$20.22		$21.05		$16.52		$17.76		$15.01		$14.03

Total Return(d)
Based on net asset value	(2.86	)%(e)	31.28%		(4.85)%		21.60%		11.92%		0.86%

Ratios to Average Net Assets(f)
Total expenses	0.09	%(g)(h)	0.10	%(h)	0.13	%(h)	0.10	%(h)(i)	0.12	%(h)	0.19	%(j)

Total expenses after fees waived and/or reimbursed	0.08	%(g)(h)	0.08	%(h)	0.08	%(h)	0.08	%(h)	0.08	%(h)	0.09	%(j)

Net investment income	1.94	%(g)(h)	1.87	%(h)	1.92	%(h)	1.87	%(h)	2.06	%(h)	1.91	%(j)

Supplemental Data
Net assets, end of period (000)	$349,195		$287,492		$154,097		$99,149		$122,724		$77,632

Portfolio turnover rate of the Master Portfolio	10%		10%		12%		12%		13%		6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(g)	Annualized.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares Russell 1000 Large-Cap Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in Large Cap Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At June 30, 2020, the percentage of the Master Portfolio owned by the Fund was 3.42%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares, Investor A and Class K	No	No	None

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.01% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the six months ended June 30, 2020, the class specific service fees borne directly by Investor A Shares was $89,727.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Administrator maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended June 30, 2020, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Class K	Total
$177	$7,310	$378	$7,865

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Total
$28,670	$144,182	$7,352	$180,204

Expense Limitations, Waivers and Reimbursements: BAL and BFA contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.13%
Investor A	0.38
Class K	0.08

The Administrator/Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the Administrator/Manager waived and/or reimbursed $27,051, which is included in fees waived and/or reimbursed by the Administrator/Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed – class specific, in the Statement of Operations. For the six months ended June 30, 2020, class specific transfer agent fees waived and/or reimbursed are as follows:

Institutional	Investor A	Class K	Total
$3,552	$124,461	$3,559	$131,572

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Master Portfolio’s Statement of Operations.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,557,256	$44,071,822	835,213	$16,242,478
Shares issued in reinvestment of distributions	58,892	1,089,309	114,292	2,268,551
Shares redeemed	(1,258,579)	(23,239,739)	(3,204,338)	(59,262,954)

Net increase (decrease)	1,357,569	$21,921,392	(2,254,833)	$(40,751,925)

Investor A
Shares sold	873,725	$16,658,794	2,162,888	$41,459,170
Shares issued in reinvestment of distributions	34,202	633,211	102,558	2,032,024
Shares redeemed	(1,340,287)	(27,693,197)	(1,658,112)	(31,775,082)

Net increase (decrease)	(432,360)	$(10,401,192)	607,334	$11,716,112

Class K
Shares sold	6,264,387	$118,088,633	7,134,662	$141,511,748
Shares issued in reinvestment of distributions	161,797	3,001,748	302,081	5,980,524
Shares redeemed	(2,815,449)	(54,140,372)	(3,110,790)	(60,756,648)

Net increase	3,610,735	$66,950,009	4,325,953	$86,735,624

Total Net Increase	4,535,944	$78,470,209	2,678,454	$57,699,811

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	15

Master Portfolio Information as of June 30, 2020	Large Cap Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Microsoft Corp.	5%
Apple, Inc.	5
Amazon.com, Inc.	4
Alphabet, Inc.	3
Facebook, Inc.	2
Johnson & Johnson	1
Berkshire Hathaway, Inc.	1
Visa, Inc.	1
Procter & Gamble Co.	1
JPMorgan Chase & Co.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	27%
Health Care	15
Consumer Discretionary	11
Communication Services	10
Financials	10
Short-Term Securities	8
Industrials	8
Consumer Staples	7
Real Estate	3
Utilities	3
Energy	3
Materials	3
Investment Companies	— (a)
Liabilities in Excess of Other Assets	(8)

(a)	Represents less than 1% of Net Assets.

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.5%

Aerospace & Defense — 1.7%
Axon Enterprise, Inc.(a)	31,716	$3,112,291
Boeing Co.	287,028	52,612,232
Curtiss-Wright Corp.	23,002	2,053,619
General Dynamics Corp.	137,086	20,488,874
HEICO Corp.(b)	22,338	2,225,982
HEICO Corp., Class A	41,513	3,372,516
Hexcel Corp.(b)	42,866	1,938,401
Howmet Aerospace, Inc.	201,804	3,198,593
Huntington Ingalls Industries, Inc.	20,726	3,616,480
L3Harris Technologies, Inc.	116,169	19,710,394
Lockheed Martin Corp.	132,572	48,378,174
Mercury Systems, Inc.(a)	27,411	2,156,149
Northrop Grumman Corp.	83,844	25,776,999
Raytheon Technologies Corp.	767,381	47,286,017
Spirit AeroSystems Holdings, Inc., Class A	56,095	1,342,914
Teledyne Technologies, Inc.(a)	20,417	6,348,666
Textron, Inc.(b)	121,956	4,013,572
TransDigm Group, Inc.(b)	28,382	12,546,263
Virgin Galactic Holdings, Inc.(a)(b)	29,669	484,792

		260,662,928

Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.(b)	70,070	5,539,734
Expeditors International of Washington, Inc.(b)	90,979	6,918,043
FedEx Corp.(b)	129,892	18,213,456
United Parcel Service, Inc., Class B(b)	377,547	41,975,676
XPO Logistics, Inc.(a)(b)	46,670	3,605,258

		76,252,167

Airlines — 0.2%
Alaska Air Group, Inc.	65,394	2,371,186
American Airlines Group, Inc.(b)	267,350	3,494,265
Copa Holdings SA, Class A(b)	16,783	848,548
Delta Air Lines, Inc.	344,414	9,660,813
JetBlue Airways Corp.(a)(b)	145,335	1,584,152
Southwest Airlines Co.(b)	315,291	10,776,646
United Airlines Holdings, Inc.(a)(b)	161,214	5,579,617

		34,315,227

Auto Components — 0.1%
Aptiv PLC(b)	146,008	11,376,943
BorgWarner, Inc.(b)	112,043	3,955,118
Gentex Corp.(b)	133,013	3,427,745
Lear Corp.(b)	31,037	3,383,654

		22,143,460

Automobiles — 0.8%
Ford Motor Co.(b)	2,097,384	12,752,095
General Motors Co.	674,753	17,071,251
Harley-Davidson, Inc.(b)	84,534	2,009,373
Tesla, Inc.(a)(b)	79,419	85,757,430
Thor Industries, Inc.(b)	27,643	2,944,809

		120,534,958

Banks — 3.5%
Associated Banc-Corp	88,039	1,204,374
Bank of America Corp.	4,146,423	98,477,546
Bank of Hawaii Corp.(b)	21,836	1,340,949
Bank OZK(b)	57,588	1,351,590
BOK Financial Corp.(b)	15,956	900,557
Citigroup, Inc.	1,121,836	57,325,820
Citizens Financial Group, Inc.	250,048	6,311,212
Comerica, Inc.	68,489	2,609,431
Commerce Bancshares, Inc.(b)	53,993	3,210,964

Security	Shares	Value

Banks (continued)
Cullen/Frost Bankers, Inc.(b)	28,819	$2,153,067
East West Bancorp, Inc.(b)	70,644	2,560,139
Fifth Third Bancorp	373,322	7,197,648
First Citizens BancShares, Inc., Class A	3,921	1,588,083
First Hawaiian, Inc.	68,030	1,172,837
First Horizon National Corp.(b)	155,035	1,544,149
First Republic Bank(b)	92,846	9,840,748
FNB Corp.(b)	164,449	1,233,367
Huntington Bancshares, Inc.(b)	537,884	4,859,782
JPMorgan Chase & Co.	1,619,261	152,307,690
KeyCorp(b)	566,339	6,898,009
M&T Bank Corp.	72,802	7,569,224
PacWest Bancorp	60,351	1,189,518
People’s United Financial, Inc.(b)	212,707	2,461,020
Pinnacle Financial Partners, Inc.(b)	41,046	1,723,522
PNC Financial Services Group, Inc.(b)	230,570	24,258,270
Popular, Inc.	48,885	1,817,055
Prosperity Bancshares, Inc.(b)	49,377	2,932,006
Regions Financial Corp.	496,946	5,526,040
Signature Bank	26,219	2,803,335
Sterling Bancorp(b)	92,247	1,081,135
SVB Financial Group(a)	28,514	6,145,622
Synovus Financial Corp.	74,220	1,523,737
TCF Financial Corp.(b)	79,534	2,339,890
Truist Financial Corp.(b)	728,657	27,361,070
U.S. Bancorp(b)	737,844	27,167,416
Umpqua Holdings Corp.	110,521	1,175,943
Webster Financial Corp.	45,385	1,298,465
Wells Fargo & Co.	2,019,175	51,690,880
Western Alliance Bancorp(b)	49,758	1,884,335
Wintrust Financial Corp.	30,232	1,318,720
Zions Bancorp. NA(b)	85,292	2,899,928

		540,255,093

Beverages — 1.5%
Boston Beer Co., Inc., Class A(a)	4,357	2,338,184
Brown-Forman Corp., Class A	22,750	1,309,717
Brown-Forman Corp., Class B(b)	101,186	6,441,501
Coca-Cola Co.	2,074,534	92,690,179
Constellation Brands, Inc., Class A	86,929	15,208,229
Keurig Dr Pepper, Inc.(b)	190,510	5,410,484
Molson Coors Beverage Co., Class B	90,955	3,125,214
Monster Beverage Corp.(a)	200,296	13,884,519
PepsiCo, Inc.	740,527	97,942,101

		238,350,128

Biotechnology — 2.8%
AbbVie, Inc.	946,102	92,888,294
ACADIA Pharmaceuticals, Inc.(a)	55,919	2,710,394
Acceleron Pharma, Inc.(a)	23,542	2,242,846
Agios Pharmaceuticals, Inc.(a)(b)	31,302	1,674,031
Alexion Pharmaceuticals, Inc.(a)	116,028	13,022,983
Alkermes PLC(a)	84,964	1,648,726
Alnylam Pharmaceuticals, Inc.(a)	62,880	9,313,157
Amgen, Inc.	315,381	74,385,763
Biogen, Inc.(a)	87,402	23,384,405
BioMarin Pharmaceutical, Inc.(a)	98,134	12,103,848
Bluebird Bio, Inc.(a)(b)	33,215	2,027,444
Exact Sciences Corp.(a)(b)	82,755	7,194,720
Exelixis, Inc.(a)	156,069	3,705,078
Gilead Sciences, Inc.	673,008	51,781,235
Global Blood Therapeutics, Inc.(a)	29,666	1,872,815
Immunomedics, Inc.(a)	106,154	3,762,098
Incyte Corp.(a)	99,398	10,334,410

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Ionis Pharmaceuticals, Inc.(a)(b)	66,442	$3,917,420
Iovance Biotherapeutics, Inc.(a)	69,158	1,898,387
Moderna, Inc.(a)(b)	146,539	9,409,269
Neurocrine Biosciences, Inc.(a)	48,262	5,887,964
Regeneron Pharmaceuticals, Inc.(a)	51,989	32,422,940
Sage Therapeutics, Inc.(a)	25,531	1,061,579
Sarepta Therapeutics, Inc.(a)	38,503	6,173,571
Seattle Genetics, Inc.(a)	66,430	11,287,786
United Therapeutics Corp.(a)	23,857	2,886,697
Vertex Pharmaceuticals, Inc.(a)	140,327	40,738,331

		429,736,191

Building Products — 0.4%
Allegion PLC(b)	47,182	4,822,944
AO Smith Corp.(b)	67,641	3,187,244
Armstrong World Industries, Inc.	24,268	1,891,933
Carrier Global Corp.(b)	468,357	10,406,893
Fortune Brands Home & Security, Inc.(b)	72,506	4,635,309
Johnson Controls International PLC	401,394	13,703,591
Lennox International, Inc.(b)	19,309	4,498,804
Masco Corp.	143,702	7,215,277
Owens Corning(b)	53,811	3,000,501
Trane Technologies PLC(b)	128,909	11,470,323
Trex Co., Inc.(a)	29,373	3,820,546

		68,653,365

Capital Markets — 2.6%
Affiliated Managers Group, Inc.(b)	22,919	1,708,841
Ameriprise Financial, Inc.	66,875	10,033,925
Apollo Global Management, Inc.	86,685	4,327,315
Ares Management Corp., Class A	48,481	1,924,696
Bank of New York Mellon Corp.	433,360	16,749,364
BlackRock, Inc.(b)(e)	78,988	42,976,581
Carlyle Group, Inc.	56,787	1,584,357
Cboe Global Markets, Inc.	57,761	5,387,946
Charles Schwab Corp.	622,727	21,010,809
CME Group, Inc.	191,045	31,052,454
E*Trade Financial Corp.	118,142	5,875,202
Eaton Vance Corp.	52,111	2,011,485
Evercore, Inc., Class A	18,636	1,098,033
Franklin Resources, Inc.(b)	138,201	2,898,075
Goldman Sachs Group, Inc.(b)	178,371	35,249,677
Intercontinental Exchange, Inc.	290,902	26,646,623
Invesco Ltd.(b)	186,797	2,009,936
KKR & Co., Inc., Class A	287,753	8,885,813
Lazard Ltd., Class A	51,262	1,467,631
Legg Mason, Inc.(b)	41,164	2,047,909
LPL Financial Holdings, Inc.(b)	39,773	3,118,203
MarketAxess Holdings, Inc.	19,327	9,681,281
Moody’s Corp.	87,666	24,084,480
Morgan Stanley(b)	593,923	28,686,481
MSCI, Inc.	44,742	14,935,775
Nasdaq, Inc.(b)	59,688	7,130,925
Northern Trust Corp.(b)	104,714	8,308,009
Raymond James Financial, Inc.(b)	65,900	4,535,897
S&P Global, Inc.	128,985	42,497,978
SEI Investments Co.	58,645	3,224,302
State Street Corp.(b)	191,953	12,198,613
T. Rowe Price Group, Inc.	122,682	15,151,227
TD Ameritrade Holding Corp.	138,316	5,031,936
Tradeweb Markets, Inc., Class A	41,810	2,430,833
Virtu Financial, Inc., Class A(b)	27,179	641,424

		406,604,036

Security	Shares	Value

Chemicals — 1.7%
Air Products & Chemicals, Inc.	118,324	$28,570,513
Albemarle Corp.(b)	55,563	4,290,019
Ashland Global Holdings, Inc.	29,334	2,026,979
Axalta Coating Systems Ltd.(a)	102,212	2,304,881
Cabot Corp.(b)	30,544	1,131,655
Celanese Corp.	62,067	5,358,865
CF Industries Holdings, Inc.	109,391	3,078,263
Chemours Co.(b)	88,178	1,353,532
Corteva, Inc.(a)(b)	407,686	10,921,908
Dow, Inc.(a)(b)	401,694	16,373,047
DuPont de Nemours, Inc.	397,223	21,104,458
Eastman Chemical Co.	77,838	5,420,638
Ecolab, Inc.	133,704	26,600,411
Element Solutions, Inc.(a)(b)	111,683	1,211,761
FMC Corp.(b)	66,989	6,673,444
Huntsman Corp.(b)	101,241	1,819,301
International Flavors & Fragrances, Inc.(b)	56,013	6,859,352
Linde PLC	281,620	59,734,418
LyondellBasell Industries NV, Class A	140,327	9,222,290
Mosaic Co.(b)	175,211	2,191,890
NewMarket Corp.	3,312	1,326,390
Olin Corp.(b)	87,061	1,000,331
PPG Industries, Inc.(b)	128,616	13,641,013
RPM International, Inc.(b)	68,115	5,112,712
Scotts Miracle-Gro Co.(b)	23,169	3,115,535
Sherwin-Williams Co.	44,194	25,537,503
Valvoline, Inc.(b)	97,038	1,875,745
Westlake Chemical Corp.	19,417	1,041,722
WR Grace & Co.(b)	31,368	1,593,808

		270,492,384

Commercial Services & Supplies — 0.4%
ADT, Inc.	75,681	603,934
Cintas Corp.(b)	47,772	12,724,550
Clean Harbors, Inc.(a)	27,862	1,671,163
Copart, Inc.(a)(b)	106,602	8,876,749
IAA, Inc.(a)(b)	70,453	2,717,372
MSA Safety, Inc.	17,566	2,010,253
Republic Services, Inc.	117,097	9,607,809
Rollins, Inc.	75,992	3,221,301
Stericycle, Inc.(a)(b)	45,549	2,549,833
Waste Management, Inc.	227,967	24,143,985

		68,126,949

Communications Equipment — 0.9%
Arista Networks, Inc.(a)(b)	30,906	6,491,187
Ciena Corp.(a)	78,943	4,275,553
Cisco Systems, Inc.	2,282,375	106,449,970
CommScope Holding Co., Inc.(a)(b)	96,598	804,661
EchoStar Corp., Class A(a)	24,263	678,394
F5 Networks, Inc.(a)	32,136	4,482,329
Juniper Networks, Inc.(b)	178,488	4,080,236
Lumentum Holdings, Inc.(a)(b)	38,106	3,102,972
Motorola Solutions, Inc.(b)	92,415	12,950,114
Ubiquiti, Inc.(b)	4,263	744,149
ViaSat, Inc.(a)(b)	28,882	1,108,202

		145,167,767

Construction & Engineering — 0.1%
AECOM(a)	77,981	2,930,526
Jacobs Engineering Group, Inc.(b)	69,548	5,897,670
Quanta Services, Inc.(b)	73,409	2,879,835

		11,708,031

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction Materials — 0.1%
Eagle Materials, Inc.(b)	22,928	$1,610,004
Martin Marietta Materials, Inc.	32,875	6,790,989
Vulcan Materials Co.	69,176	8,014,039
		16,415,032

Consumer Finance — 0.5%
Ally Financial, Inc.	198,656	3,939,348
American Express Co.	352,698	33,576,850
Capital One Financial Corp.	246,015	15,398,079
Credit Acceptance Corp.(a)(b)	5,510	2,308,745
Discover Financial Services	160,943	8,061,635
OneMain Holdings, Inc.	32,596	799,906
Santander Consumer USA Holdings, Inc.(b)	49,708	915,124
SLM Corp.(b)	192,971	1,356,586
Synchrony Financial	321,619	7,127,077

		73,483,350

Containers & Packaging — 0.4%
Amcor PLC(a)(b)	868,654	8,868,957
AptarGroup, Inc.	34,443	3,856,927
Ardagh Group SA	6,425	82,947
Avery Dennison Corp.(b)	43,184	4,926,863
Ball Corp.(b)	172,028	11,954,226
Berry Global Group, Inc.(a)	66,821	2,961,507
Crown Holdings, Inc.(a)	68,456	4,458,539
Graphic Packaging Holding Co.(b)	155,466	2,174,969
International Paper Co.	205,926	7,250,654
Packaging Corp. of America(b)	48,340	4,824,332
Sealed Air Corp.(b)	82,180	2,699,613
Silgan Holdings, Inc.	37,794	1,224,148
Sonoco Products Co.	51,845	2,710,975
Westrock Co.	144,876	4,094,196

		62,088,853

Distributors — 0.1%
Genuine Parts Co.	74,552	6,483,042
LKQ Corp.(a)(b)	160,558	4,206,619
Pool Corp.(b)	19,902	5,410,757

		16,100,418

Diversified Consumer Services — 0.1%
2U, Inc.(a)(b)	27,771	1,054,187
Bright Horizons Family Solutions, Inc.(a)(b)	30,275	3,548,230
Chegg, Inc.(a)	62,328	4,192,181
frontdoor, Inc.(a)(b)	42,277	1,874,139
Graham Holdings Co., Class B(b)	2,130	729,887
Grand Canyon Education, Inc.(a)(b)	25,609	2,318,383
H&R Block, Inc.(b)	108,608	1,550,922
Service Corp. International(b)	94,805	3,686,967
ServiceMaster Global Holdings, Inc.(a)(b)	64,697	2,309,036

		21,263,932

Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc., Class B(a)	1,042,247	186,051,512
Equitable Holdings, Inc.(b)	217,332	4,192,334
FactSet Research Systems, Inc.	19,601	6,438,340
Interactive Brokers Group, Inc., Class A(b)	36,232	1,513,411
Jefferies Financial Group, Inc.	115,156	1,790,676
Morningstar, Inc.(b)	13,271	1,870,813
Voya Financial, Inc.(b)	62,818	2,930,460

		204,787,546

Diversified Telecommunication Services — 1.6%
AT&T, Inc.(b)	3,827,047	115,691,631
CenturyLink, Inc.(b)	604,277	6,060,898

Security	Shares	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	2,216,321	$122,185,777

		243,938,306

Electric Utilities — 1.7%
Alliant Energy Corp.	146,046	6,986,841
American Electric Power Co., Inc.	266,222	21,201,920
Avangrid, Inc.(b)	29,257	1,228,209
Duke Energy Corp.	393,231	31,415,225
Edison International	194,631	10,570,410
Entergy Corp.(b)	110,974	10,410,471
Evergy, Inc.	119,622	7,092,388
Eversource Energy	180,577	15,036,647
Exelon Corp.	526,095	19,091,987
FirstEnergy Corp.	286,493	11,110,198
Hawaiian Electric Industries, Inc.	52,817	1,904,581
IDACORP, Inc.	24,682	2,156,466
NextEra Energy, Inc.	261,895	62,899,322
OGE Energy Corp.	105,430	3,200,855
PG&E Corp.(a)(b)	273,393	2,424,996
Pinnacle West Capital Corp.	59,044	4,327,335
PPL Corp.(b)	408,036	10,543,650
Southern Co.(b)	564,318	29,259,888
Xcel Energy, Inc.	280,824	17,551,500

		268,412,889

Electrical Equipment — 0.5%
Acuity Brands, Inc.(b)	21,778	2,085,026
AMETEK, Inc.	127,623	11,405,667
Eaton Corp. PLC	215,229	18,828,233
Emerson Electric Co.(b)	323,665	20,076,940
Generac Holdings, Inc.(a)	34,451	4,200,610
GrafTech International Ltd.	38,899	310,414
Hubbell, Inc.(b)	28,047	3,515,972
nVent Electric PLC	82,701	1,548,990
Regal-Beloit Corp.	20,675	1,805,341
Rockwell Automation, Inc.(b)	62,685	13,351,905
Sensata Technologies Holding PLC(a)	78,996	2,941,021
Vertiv Holdings Co.(a)	97,094	1,316,595

		81,386,714

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	156,865	15,029,236
Arrow Electronics, Inc.(a)	39,825	2,735,579
Avnet, Inc.	51,693	1,441,459
CDW Corp.	74,700	8,678,646
Cognex Corp.(b)	84,860	5,067,839
Coherent, Inc.(a)(b)	13,003	1,703,133
Corning, Inc.(b)	407,468	10,553,421
Dolby Laboratories, Inc., Class A(b)	30,523	2,010,550
FLIR Systems, Inc.	65,924	2,674,537
IPG Photonics Corp.(a)	18,238	2,925,193
Jabil, Inc.	73,888	2,370,327
Keysight Technologies, Inc.(a)	101,789	10,258,295
Littelfuse, Inc.(b)	11,995	2,046,707
National Instruments Corp.	67,460	2,611,377
SYNNEX Corp.(b)	21,063	2,522,716
Trimble, Inc.(a)(b)	138,049	5,962,336
Universal Display Corp.	23,204	3,471,782
Zebra Technologies Corp., Class A(a)	28,927	7,403,866

		89,466,999

Energy Equipment & Services — 0.2%
Baker Hughes Co.	340,168	5,235,186
Halliburton Co.	483,633	6,277,556
Helmerich & Payne, Inc.(b)	58,695	1,145,139

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
National Oilwell Varco, Inc.(b)	199,476	$2,443,581
Schlumberger Ltd.	758,925	13,956,631

		29,058,093

Entertainment — 1.9%
Activision Blizzard, Inc.	411,320	31,219,188
Electronic Arts, Inc.(a)	153,751	20,302,820
Madison Square Garden Entertainment Corp.(a)	9,792	734,400
Netflix, Inc.(a)	228,396	103,929,316
Roku, Inc.(a)(b)	52,708	6,142,063
Spotify Technology SA(a)(b)	70,158	18,114,094
Take-Two Interactive Software, Inc.(a)	58,967	8,230,024
Walt Disney Co.	972,323	108,423,738
World Wrestling Entertainment, Inc., Class A(b)	24,370	1,058,876

		298,154,519

Equity Real Estate Investment Trusts (REITs) — 3.3%
Alexandria Real Estate Equities, Inc.(b)	67,643	10,975,077
American Campus Communities, Inc.	74,192	2,593,752
American Homes 4 Rent, Class A(b)	135,286	3,639,193
American Tower Corp.	236,416	61,122,993
Americold Realty Trust	102,307	3,713,744
Apartment Investment & Management Co., Class A	78,885	2,969,231
Apple Hospitality REIT, Inc.	116,152	1,122,028
AvalonBay Communities, Inc.	77,694	12,014,600
Boston Properties, Inc.	81,231	7,341,658
Brandywine Realty Trust	87,207	949,684
Brixmor Property Group, Inc.	157,959	2,025,034
Brookfield Property REIT, Inc., Class A(b)	34,052	339,158
Camden Property Trust	49,472	4,512,836
CoreSite Realty Corp.(b)	20,002	2,421,442
Corporate Office Properties Trust	57,225	1,450,082
Cousins Properties, Inc.(b)	71,456	2,131,533
Crown Castle International Corp.	222,685	37,266,335
CubeSmart(b)	104,299	2,815,030
CyrusOne, Inc.	59,296	4,313,784
Digital Realty Trust, Inc.(b)	143,303	20,364,789
Douglas Emmett, Inc.	87,900	2,695,014
Duke Realty Corp.	194,840	6,895,388
Empire State Realty Trust, Inc., Class A	77,941	545,587
EPR Properties(b)	40,258	1,333,748
Equinix, Inc.(b)	47,141	33,107,124
Equity Commonwealth	59,910	1,929,102
Equity LifeStyle Properties, Inc.	91,872	5,740,163
Equity Residential	201,085	11,827,820
Essex Property Trust, Inc.	34,696	7,951,282
Extra Space Storage, Inc.	66,423	6,135,493
Federal Realty Investment Trust	40,225	3,427,572
First Industrial Realty Trust, Inc.	76,161	2,927,629
Gaming and Leisure Properties, Inc.	108,177	3,742,924
Healthcare Trust of America, Inc., Class A(b)	116,856	3,099,021
Healthpeak Properties, Inc.	309,379	8,526,485
Highwoods Properties, Inc.	56,254	2,099,962
Host Hotels & Resorts, Inc.	372,940	4,024,023
Hudson Pacific Properties, Inc.(b)	82,180	2,067,649
Invitation Homes, Inc.(b)	283,377	7,801,369
Iron Mountain, Inc.(b)	152,304	3,975,134
JBG SMITH Properties	63,076	1,865,157
Kilroy Realty Corp.	58,627	3,441,405
Kimco Realty Corp.(b)	213,587	2,742,457
Lamar Advertising Co., Class A(b)	45,610	3,044,924
Life Storage, Inc.(b)	24,780	2,352,861
Medical Properties Trust, Inc.(b)	270,274	5,081,151
Mid-America Apartment Communities, Inc.	59,846	6,862,541

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
National Retail Properties, Inc.(b)	85,095	$3,019,171
New Residential Investment Corp.	214,584	1,594,359
Omega Healthcare Investors, Inc.	114,729	3,410,893
Outfront Media, Inc.	74,700	1,058,499
Paramount Group, Inc.	106,000	817,260
Park Hotels & Resorts, Inc.	126,278	1,248,889
Prologis, Inc.	395,401	36,902,775
Public Storage	81,110	15,564,198
Rayonier, Inc.(b)	63,842	1,582,643
Realty Income Corp.	189,356	11,266,682
Regency Centers Corp.	85,331	3,915,840
Rexford Industrial Realty, Inc.	73,558	3,047,508
SBA Communications Corp.	59,458	17,713,727
Simon Property Group, Inc.	164,871	11,273,879
SL Green Realty Corp.(b)	41,989	2,069,638
Spirit Realty Capital, Inc.	63,126	2,200,572
Starwood Property Trust, Inc.	143,973	2,153,836
STORE Capital Corp.(b)	113,740	2,708,149
Sun Communities, Inc.	53,893	7,312,202
Taubman Centers, Inc.	31,912	1,204,997
UDR, Inc.	177,557	6,637,081
Ventas, Inc.	197,484	7,231,864
VEREIT, Inc.	575,222	3,698,677
VICI Properties, Inc.	242,654	4,899,184
Vornado Realty Trust(b)	91,275	3,487,618
Weingarten Realty Investors	67,068	1,269,597
Welltower, Inc.(b)	228,733	11,836,933
Weyerhaeuser Co.	393,706	8,842,637
WP Carey, Inc.(b)	96,723	6,543,311

		513,837,587

Food & Staples Retailing — 1.4%
Casey’s General Stores, Inc.	19,362	2,895,006
Costco Wholesale Corp.	236,844	71,813,469
Grocery Outlet Holding Corp.(a)(b)	37,211	1,518,209
Kroger Co.	418,519	14,166,868
Sprouts Farmers Market, Inc.(a)	56,725	1,451,593
Sysco Corp.(b)	262,071	14,324,801
U.S. Foods Holding Corp.(a)	114,482	2,257,585
Walgreens Boots Alliance, Inc.	396,654	16,814,163
Walmart, Inc.	744,398	89,163,993

		214,405,687

Food Products — 1.1%
Archer-Daniels-Midland Co.	301,965	12,048,403
Beyond Meat, Inc.(a)	26,661	3,572,041
Bunge Ltd.	74,345	3,057,810
Campbell Soup Co.(b)	96,588	4,793,662
Conagra Brands, Inc.(b)	255,786	8,995,994
Flowers Foods, Inc.(b)	102,672	2,295,746
General Mills, Inc.	325,620	20,074,473
Hain Celestial Group, Inc.(a)	39,749	1,252,491
Hershey Co.	79,997	10,369,211
Hormel Foods Corp.(b)	146,729	7,082,609
Ingredion, Inc.	35,350	2,934,050
J.M. Smucker Co.	60,967	6,450,918
Kellogg Co.(b)	137,557	9,087,015
Kraft Heinz Co.(b)	348,045	11,099,155
Lamb Weston Holdings, Inc.(b)	75,707	4,839,949
McCormick & Co., Inc.(b)	67,622	12,132,063
Mondelez International, Inc., Class A	757,336	38,722,590
Pilgrim’s Pride Corp.(a)	28,135	475,200
Post Holdings, Inc.(a)	34,690	3,039,538
TreeHouse Foods, Inc.(a)	27,438	1,201,784

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Tyson Foods, Inc., Class A(b)	157,001	$9,374,530

		172,899,232

Gas Utilities — 0.1%
Atmos Energy Corp.(b)	64,099	6,382,978
National Fuel Gas Co.	43,998	1,844,836
UGI Corp.(b)	111,222	3,536,860

		11,764,674

Health Care Equipment & Supplies — 3.6%
Abbott Laboratories	926,179	84,680,546
ABIOMED, Inc.(a)	24,540	5,927,882
Align Technology, Inc.(a)	42,160	11,570,390
Baxter International, Inc.	273,247	23,526,567
Becton Dickinson & Co.(b)	144,739	34,631,701
Boston Scientific Corp.(a)	754,852	26,502,854
Cooper Cos., Inc.	25,805	7,319,330
Danaher Corp.	334,677	59,180,934
DENTSPLY SIRONA, Inc.	122,943	5,416,869
DexCom, Inc.(a)	49,551	20,087,975
Edwards Lifesciences Corp.(a)	332,876	23,005,060
Envista Holdings Corp.(a)(b)	94,587	1,994,840
Globus Medical, Inc., Class A(a)	36,678	1,749,907
Haemonetics Corp.(a)	24,565	2,200,041
Hill-Rom Holdings, Inc.	35,053	3,848,118
Hologic, Inc.(a)	140,344	7,999,608
ICU Medical, Inc.(a)	10,540	1,942,627
IDEXX Laboratories, Inc.(a)(b)	45,478	15,015,016
Insulet Corp.(a)	32,583	6,329,574
Integra LifeSciences Holdings Corp.(a)	39,587	1,860,193
Intuitive Surgical, Inc.(a)	62,266	35,481,035
Masimo Corp.(a)	26,689	6,084,825
Medtronic PLC	719,709	65,997,315
Novocure Ltd.(a)	50,617	3,001,588
Penumbra, Inc.(a)(b)	17,069	3,052,279
Quidel Corp.(a)	19,204	4,296,703
ResMed, Inc.	77,703	14,918,976
STERIS PLC	44,433	6,817,800
Stryker Corp.(b)	186,696	33,640,752
Tandem Diabetes Care, Inc.(a)	29,893	2,957,016
Teleflex, Inc.	24,400	8,881,112
Varian Medical Systems, Inc.(a)	47,354	5,801,812
West Pharmaceutical Services, Inc.	40,152	9,121,330
Zimmer Biomet Holdings, Inc.	112,524	13,430,865

		558,273,440

Health Care Providers & Services — 2.6%
Acadia Healthcare Co., Inc.(a)(b)	41,453	1,041,299
Amedisys, Inc.(a)	16,222	3,220,716
AmerisourceBergen Corp.	79,964	8,057,972
Anthem, Inc.	136,143	35,802,886
Cardinal Health, Inc.	153,953	8,034,807
Centene Corp.(a)	309,526	19,670,377
Chemed Corp.	8,047	3,629,760
Cigna Corp.(a)	195,957	36,771,331
CVS Health Corp.	703,546	45,709,384
DaVita, Inc.(a)	42,006	3,324,355
Encompass Health Corp.	51,380	3,181,963
Guardant Health, Inc.(a)	38,127	3,093,244
HCA Healthcare, Inc.(b)	146,892	14,257,338
Henry Schein, Inc.(a)(b)	76,135	4,445,523
Humana, Inc.	71,483	27,717,533
Laboratory Corp. of America Holdings(a)	53,264	8,847,683
McKesson Corp.	87,530	13,428,853
Molina Healthcare, Inc.(a)	29,750	5,294,905

Security	Shares	Value

Health Care Providers & Services (continued)
Premier, Inc., Class A(a)	29,685	$1,017,602
Quest Diagnostics, Inc.	70,446	8,028,026
UnitedHealth Group, Inc.	505,232	149,018,178
Universal Health Services, Inc., Class B(b)	37,688	3,500,838

		407,094,573

Health Care Technology — 0.3%
Cerner Corp.	165,753	11,362,368
Change Healthcare, Inc.(a)	117,394	1,314,813
Livongo Health, Inc.(a)(b)	27,685	2,081,635
Teladoc Health, Inc.(a)	40,675	7,762,417
Veeva Systems, Inc., Class A(a)	72,014	16,881,522

		39,402,755

Hotels, Restaurants & Leisure — 1.6%
Aramark	126,773	2,861,267
Caesars Entertainment Corp.(a)(b)	306,993	3,723,825
Carnival Corp.(b)	244,645	4,017,071
Chipotle Mexican Grill, Inc.(a)	15,207	16,003,238
Choice Hotels International, Inc.	18,605	1,467,934
Darden Restaurants, Inc.	69,292	5,250,255
Domino’s Pizza, Inc.	21,398	7,905,277
Dunkin’ Brands Group, Inc.(b)	42,469	2,770,253
Extended Stay America, Inc.	91,249	1,021,076
Hilton Worldwide Holdings, Inc.(b)	149,486	10,979,747
Hyatt Hotels Corp., Class A(b)	18,022	906,326
Las Vegas Sands Corp.	181,342	8,258,315
Marriott International, Inc., Class A	147,824	12,672,952
McDonald’s Corp.(b)	398,164	73,449,313
MGM Resorts International(b)	239,419	4,022,239
Norwegian Cruise Line Holdings Ltd.(a)(b)	130,381	2,142,160
Planet Fitness, Inc., Class A(a)(b)	42,933	2,600,452
Royal Caribbean Cruises Ltd.(b)	87,369	4,394,661
Six Flags Entertainment Corp.(b)	36,963	710,059
Starbucks Corp.	627,900	46,207,161
Vail Resorts, Inc.(b)	22,603	4,117,136
Wendy’s Co.(b)	95,181	2,073,042
Wyndham Destinations, Inc.(b)	45,887	1,293,096
Wyndham Hotels & Resorts, Inc.	45,479	1,938,315
Wynn Resorts Ltd.(b)	51,858	3,862,902
Yum China Holdings, Inc.	195,436	9,394,609
Yum! Brands, Inc.	164,515	14,297,999

		248,340,680

Household Durables — 0.4%
D.R. Horton, Inc.	180,859	10,028,632
Garmin Ltd.(b)	82,370	8,031,075
Leggett & Platt, Inc.(b)	66,700	2,344,505
Lennar Corp., Class A(b)	148,855	9,172,445
Lennar Corp., Class B	10,779	496,804
Mohawk Industries, Inc.(a)	31,774	3,233,322
Newell Brands, Inc.(b)	209,219	3,322,398
NVR, Inc.(a)	1,723	5,614,826
PulteGroup, Inc.	153,284	5,216,255
Tempur Sealy International, Inc.(a)	22,517	1,620,098
Toll Brothers, Inc.(b)	61,053	1,989,717
Whirlpool Corp.(b)	31,562	4,088,226

		55,158,303

Household Products — 1.6%
Church & Dwight Co., Inc.	134,717	10,413,624
Clorox Co.(b)	67,582	14,825,464
Colgate-Palmolive Co.	449,839	32,955,205
Energizer Holdings, Inc.(b)	31,553	1,498,452
Kimberly-Clark Corp.	181,103	25,598,909

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Procter & Gamble Co.	1,301,547	$155,625,975
Reynolds Consumer Products, Inc.	25,495	885,696
Spectrum Brands Holdings, Inc.(b)	24,767	1,136,805

		242,940,130

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	336,595	4,877,262
NRG Energy, Inc.	123,622	4,025,132
Vistra Energy Corp.	273,900	5,100,018

		14,002,412

Industrial Conglomerates — 1.0%
3M Co.(b)	300,941	46,943,787
BWX Technologies, Inc.(b)	48,664	2,756,329
Carlisle Cos., Inc.(b)	28,395	3,398,030
General Electric Co.	4,676,585	31,941,075
Honeywell International, Inc.	376,131	54,384,781
Roper Technologies, Inc.(b)	55,900	21,703,734
Seaboard Corp.	134	393,132

		161,520,868

Insurance — 2.1%
Aflac, Inc.	389,876	14,047,232
Alleghany Corp.	7,238	3,540,395
Allstate Corp.	169,162	16,407,022
American Financial Group, Inc.	39,406	2,500,705
American International Group, Inc.(b)	467,157	14,565,955
American National Insurance Co.	2,683	193,364
Aon PLC	123,347	23,756,632
Arch Capital Group Ltd.(a)	217,424	6,229,198
Arthur J Gallagher & Co.(b)	98,713	9,623,530
Assurant, Inc.(b)	30,298	3,129,481
Assured Guaranty Ltd.	40,015	976,766
Athene Holding Ltd., Class A(a)(b)	58,128	1,813,012
Axis Capital Holdings Ltd.	44,804	1,817,250
Brighthouse Financial, Inc.(a)	53,505	1,488,509
Brown & Brown, Inc.	123,154	5,019,757
Chubb Ltd.	241,670	30,600,255
Cincinnati Financial Corp.(b)	77,260	4,946,958
CNA Financial Corp.(b)	18,457	593,393
Erie Indemnity Co., Class A(b)	12,991	2,492,973
Everest Re Group Ltd.	20,718	4,272,052
Fidelity National Financial, Inc.(b)	140,034	4,293,443
First American Financial Corp.(b)	58,488	2,808,594
Globe Life, Inc.	55,614	4,128,227
Hanover Insurance Group, Inc.	21,092	2,137,252
Hartford Financial Services Group, Inc.	195,115	7,521,683
Kemper Corp.(b)	30,777	2,231,948
Lincoln National Corp.	104,309	3,837,528
Loews Corp.	125,653	4,308,641
Markel Corp.(a)(b)	7,179	6,627,438
Marsh & McLennan Cos., Inc.	271,297	29,129,159
Mercury General Corp.(b)	13,156	536,107
MetLife, Inc.(b)	415,043	15,157,370
Old Republic International Corp.(b)	148,984	2,429,929
Primerica, Inc.(b)	21,114	2,461,892
Principal Financial Group, Inc.(b)	144,443	6,000,162
Progressive Corp.	312,528	25,036,618
Prudential Financial, Inc.(b)	215,955	13,151,660
Reinsurance Group of America, Inc.	39,064	3,064,180
RenaissanceRe Holdings Ltd.(b)	23,343	3,992,353
Travelers Cos., Inc.	137,543	15,686,779
Unum Group(b)	104,440	1,732,660
W.R. Berkley Corp.(b)	71,414	4,091,308
White Mountains Insurance Group Ltd.	1,716	1,523,757

Security	Shares	Value

Insurance (continued)
Willis Towers Watson PLC(b)	69,470	$13,682,117

		323,585,244

Interactive Media & Services — 5.1%
Alphabet, Inc., Class A(a)	160,636	227,789,880
Alphabet, Inc., Class C(a)	159,054	224,840,325
Facebook, Inc., Class A(a)	1,288,862	292,661,894
IAC/InterActiveCorp.(a)	40,964	13,247,758
Match Group, Inc.(a)(b)	29,026	3,107,233
Pinterest, Inc., Class A(a)	206,294	4,573,538
Twitter, Inc.(a)	419,647	12,501,284
Zillow Group, Inc., Class A(a)	31,859	1,831,255
Zillow Group, Inc., Class C(a)(b)	69,690	4,014,841

		784,568,008

Internet & Direct Marketing Retail — 4.6%
Amazon.com, Inc.(a)	227,445	627,479,815
Booking Holdings, Inc.(a)(b)	22,003	35,036,257
eBay, Inc.	360,783	18,923,068
Etsy, Inc.(a)	64,625	6,865,114
Expedia Group, Inc.(b)	75,105	6,173,631
GrubHub, Inc.(a)(b)	46,784	3,288,915
Qurate Retail, Inc., Series A(a)	197,866	1,879,727
TripAdvisor, Inc.	48,961	930,749
Wayfair, Inc., Class A(a)(b)	36,360	7,185,099

		707,762,375

IT Services — 5.8%
Accenture PLC, Class A	340,778	73,171,852
Akamai Technologies, Inc.(a)	87,215	9,339,854
Alliance Data Systems Corp.	20,630	930,826
Amdocs Ltd.(b)	70,407	4,286,378
Automatic Data Processing, Inc.	231,472	34,463,866
Black Knight, Inc.(a)	76,148	5,525,299
Booz Allen Hamilton Holding Corp.	76,574	5,956,691
Broadridge Financial Solutions, Inc.(b)	62,450	7,880,565
CACI International, Inc., Class A(a)	12,409	2,691,264
Cognizant Technology Solutions Corp., Class A	292,203	16,602,974
CoreLogic, Inc.	42,891	2,883,133
DXC Technology Co.(b)	132,033	2,178,545
EPAM Systems, Inc.(a)(b)	29,980	7,555,260
Euronet Worldwide, Inc.(a)	27,020	2,589,056
Fastly, Inc., Class A Class A(a)	37,590	3,200,037
Fidelity National Information Services, Inc.	333,122	44,668,329
Fiserv, Inc.(a)	303,137	29,592,234
FleetCor Technologies, Inc.(a)	45,430	11,427,008
Gartner, Inc.(a)	46,317	5,619,642
Genpact Ltd.	99,807	3,644,952
Global Payments, Inc.	161,241	27,349,698
GoDaddy, Inc., Class A(a)	85,778	6,290,101
International Business Machines Corp.(b)	476,874	57,592,073
Jack Henry & Associates, Inc.(b)	39,915	7,345,557
Leidos Holdings, Inc.	70,703	6,622,750
Mastercard, Inc., Class A	472,840	139,818,788
MongoDB, Inc.(a)(b)	22,087	4,999,172
Okta, Inc.(a)	63,057	12,625,903
Paychex, Inc.(b)	175,045	13,259,659
PayPal Holdings, Inc.(a)	630,654	109,878,846
Sabre Corp.	142,477	1,148,365
Science Applications International Corp.	34,354	2,668,619
Square, Inc., Class A(a)(b)	194,797	20,441,997
StoneCo Ltd., Class A(a)	79,508	3,081,730
Switch, Inc., Class A(b)	46,108	821,645
Teradata Corp.(a)	57,517	1,196,354
Twilio, Inc., Class A(a)(b)	69,271	15,199,443

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
VeriSign, Inc.(a)	55,545	$11,488,372
Visa, Inc., Class A(b)	904,542	174,730,378
Western Union Co.(b)	229,075	4,952,602
WEX, Inc.(a)(b)	23,143	3,818,826

		899,538,643

Leisure Products — 0.1%
Brunswick Corp.	43,513	2,785,267
Hasbro, Inc.	70,826	5,308,409
Mattel, Inc.(a)(b)	190,027	1,837,561
Peloton Interactive, Inc., Class A(a)	50,322	2,907,102
Polaris, Inc.	29,932	2,770,206

		15,608,545

Life Sciences Tools & Services — 1.3%
10X Genomics, Inc., Class A(a)	27,679	2,472,012
Adaptive Biotechnologies Corp.(a)	38,223	1,849,229
Agilent Technologies, Inc.	167,031	14,760,529
Avantor, Inc.(a)(b)	210,301	3,575,117
Bio-Rad Laboratories, Inc., Class A(a)	11,255	5,081,520
Bio-Techne Corp.	21,093	5,570,029
Bruker Corp.	53,452	2,174,427
Charles River Laboratories International, Inc.(a)	25,803	4,498,753
Illumina, Inc.(a)	79,177	29,323,202
IQVIA Holdings, Inc.(a)	103,221	14,644,995
Mettler-Toledo International, Inc.(a)	12,746	10,267,540
PerkinElmer, Inc.(b)	58,457	5,734,047
PPD, Inc.(a)	36,646	982,113
PRA Health Sciences, Inc.(a)	33,214	3,231,390
QIAGEN NV(a)(b)	123,413	5,283,311
Repligen Corp.(a)	26,764	3,308,298
Syneos Health, Inc.(a)	31,433	1,830,972
Thermo Fisher Scientific, Inc.	211,282	76,555,920
Waters Corp.(a)	33,824	6,101,850

		197,245,254

Machinery — 1.6%
AGCO Corp.	34,549	1,916,087
Allison Transmission Holdings, Inc.(b)	60,337	2,219,195
Caterpillar, Inc.	290,522	36,751,033
Colfax Corp.(a)(b)	46,893	1,308,315
Crane Co.	25,215	1,499,284
Cummins, Inc.(b)	79,407	13,758,057
Deere & Co.	151,705	23,840,441
Donaldson Co., Inc.	64,480	2,999,610
Dover Corp.	75,031	7,244,993
Flowserve Corp.	69,309	1,976,693
Fortive Corp.(b)	162,675	11,006,590
Gates Industrial Corp. PLC(a)(b)	16,568	170,319
Graco, Inc.(b)	88,412	4,242,892
IDEX Corp.(b)	39,476	6,238,787
Illinois Tool Works, Inc.(b)	167,901	29,357,490
Ingersoll Rand, Inc.(a)(b)	193,205	5,432,925
ITT, Inc.	46,740	2,745,508
Lincoln Electric Holdings, Inc.(b)	30,018	2,528,716
Middleby Corp.(a)(b)	29,684	2,343,255
Nordson Corp.(b)	30,354	5,758,457
Oshkosh Corp.(b)	34,444	2,466,879
Otis Worldwide Corp.(b)	220,336	12,528,305
PACCAR, Inc.(b)	182,240	13,640,664
Parker-Hannifin Corp.	69,803	12,792,796
Pentair PLC	87,735	3,333,053
Snap-on, Inc.(b)	28,941	4,008,618
Stanley Black & Decker, Inc.(b)	84,233	11,740,395
Timken Co.	38,648	1,758,097

Security	Shares	Value

Machinery (continued)
Toro Co.	56,550	$3,751,527
Trinity Industries, Inc.(b)	50,694	1,079,275
Valmont Industries, Inc.(b)	12,335	1,401,503
Westinghouse Air Brake Technologies Corp.(b)	105,101	6,050,664
Woodward, Inc.	30,355	2,354,030
Xylem, Inc.	93,357	6,064,471

		246,308,924

Marine — 0.0%
Kirby Corp.(a)(b)	29,762	1,594,053

Media — 1.4%
Altice USA, Inc., Class A(a)	186,693	4,208,060
Cable One, Inc.	2,619	4,648,332
Charter Communications, Inc., Class A(a)(b)	80,720	41,170,429
Comcast Corp., Class A	2,437,090	94,997,768
Discovery, Inc., Class A(a)(b)	84,801	1,789,301
Discovery, Inc., Class C(a)	178,949	3,446,558
DISH Network Corp., Class A(a)	126,504	4,365,653
Fox Corp., Class A	176,069	4,722,171
Fox Corp., Class B(a)	77,600	2,082,784
GCI Liberty, Inc., Class A(a)	50,891	3,619,368
Interpublic Group of Cos., Inc.	203,681	3,495,166
John Wiley & Sons, Inc., Class A(b)	19,915	776,685
Liberty Broadband Corp., Class A(a)	12,544	1,532,751
Liberty Broadband Corp., Class C(a)	62,315	7,724,567
Liberty Media Corp. — Liberty Formula One, Class A(a)(b)	14,208	414,589
Liberty Media Corp. — Liberty Formula One, Class C(a)	103,957	3,296,476
Liberty Media Corp. — Liberty SiriusXM, Class A(a)(b)	42,844	1,478,975
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	87,778	3,023,952
Lions Gate Entertainment Corp., Class A(a)(b)	19,444	144,080
Lions Gate Entertainment Corp., Class B(a)	71,401	487,669
Live Nation Entertainment, Inc.(a)	81,379	3,607,531
Madison Square Garden Co., Class A(a)	9,792	1,438,347
New York Times Co., Class A(b)	82,710	3,476,301
News Corp., Class A(b)	202,510	2,401,769
News Corp., Class B(b)	76,483	913,972
Nexstar Media Group, Inc., Class A(b)	22,849	1,912,233
Omnicom Group, Inc.(b)	112,863	6,162,320
Sirius XM Holdings, Inc.(b)	612,654	3,596,279
ViacomCBS, Inc., Class A	1,463	37,453
ViacomCBS, Inc., Class B(b)	287,297	6,699,766

		217,671,305

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	784,993	9,082,369
Newmont Corp.(b)	428,262	26,440,896
Nucor Corp.(b)	169,718	7,028,022
Reliance Steel & Aluminum Co.	31,333	2,974,442
Royal Gold, Inc.(b)	34,461	4,284,191
Southern Copper Corp.(b)	46,741	1,858,890
Steel Dynamics, Inc.(b)	110,585	2,885,163

		54,553,973

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.	293,657	3,788,175
Annaly Capital Management, Inc.	750,782	4,925,130

		8,713,305

Multi-Utilities — 0.9%
Ameren Corp.(b)	129,581	9,117,319
CenterPoint Energy, Inc.(b)	262,727	4,905,113
CMS Energy Corp.	150,060	8,766,505
Consolidated Edison, Inc.	179,367	12,901,868
Dominion Energy, Inc.(b)	446,455	36,243,217

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
DTE Energy Co.	106,592	$11,458,640
MDU Resources Group, Inc.	103,705	2,300,177
NiSource, Inc.	221,118	5,028,223
Public Service Enterprise Group, Inc.(b)	274,310	13,485,080
Sempra Energy	158,689	18,603,112
WEC Energy Group, Inc.(b)	169,294	14,838,619

		137,647,873

Multiline Retail — 0.5%
Dollar General Corp.	135,106	25,739,044
Dollar Tree, Inc.(a)	126,822	11,753,863
Kohl’s Corp.(b)	74,491	1,547,178
Nordstrom, Inc.(b)	59,838	926,891
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	28,346	2,767,987
Target Corp.	268,241	32,170,143

		74,905,106

Oil, Gas & Consumable Fuels — 2.4%
Antero Midstream Corp.(b)	151,287	771,564
Apache Corp.	203,701	2,749,963
Cabot Oil & Gas Corp.	210,251	3,612,112
Cheniere Energy, Inc.(a)	122,188	5,904,124
Chevron Corp.	1,003,527	89,544,714
Cimarex Energy Co.	50,084	1,376,809
Concho Resources, Inc.	109,361	5,632,091
ConocoPhillips	576,906	24,241,590
Continental Resources, Inc.(b)	30,469	534,122
Devon Energy Corp.	200,958	2,278,864
Diamondback Energy, Inc.	79,196	3,311,977
EOG Resources, Inc.	314,921	15,953,898
EQT Corp.	126,744	1,508,254
Equitrans Midstream Corp.(b)	205,931	1,711,287
Exxon Mobil Corp.	2,268,144	101,431,400
Hess Corp.(b)	151,381	7,843,050
HollyFrontier Corp.	74,279	2,168,947
Kinder Morgan, Inc.	1,057,348	16,039,969
Marathon Oil Corp.	384,072	2,350,521
Marathon Petroleum Corp.(b)	350,264	13,092,868
Murphy Oil Corp.(b)	79,843	1,101,833
Noble Energy, Inc.(b)	261,123	2,339,662
Occidental Petroleum Corp.(b)	445,207	8,147,288
ONEOK, Inc.	240,791	7,999,077
Parsley Energy, Inc., Class A(b)	150,376	1,606,016
Phillips 66	235,247	16,914,259
Pioneer Natural Resources Co.(b)	89,182	8,713,081
Targa Resources Corp.(b)	118,788	2,384,075
Valero Energy Corp.(b)	221,451	13,025,748
Williams Cos., Inc.	661,043	12,573,038
WPX Energy, Inc.(a)	212,659	1,356,764

		378,218,965

Personal Products — 0.2%
Coty, Inc., Class A(b)	162,161	724,860
Estee Lauder Cos., Inc., Class A	119,089	22,469,712
Herbalife Nutrition Ltd.(a)	52,811	2,375,439
Nu Skin Enterprises, Inc., Class A(b)	28,665	1,095,863

		26,665,874

Pharmaceuticals — 4.0%
Bristol-Myers Squibb Co.	1,219,054	71,680,375
Catalent, Inc.(a)	79,893	5,856,157
Elanco Animal Health, Inc.(a)	214,020	4,590,729
Eli Lilly & Co.	452,021	74,212,808
Horizon Therapeutics PLC(a)	95,567	5,311,614
Jazz Pharmaceuticals PLC(a)	28,672	3,163,668

Security	Shares	Value

Pharmaceuticals (continued)
Johnson & Johnson	1,411,295	$198,470,416
Merck & Co., Inc.	1,355,321	104,806,973
Mylan NV(a)	271,163	4,360,301
Nektar Therapeutics(a)(b)	90,298	2,091,301
Perrigo Co. PLC	71,340	3,942,962
Pfizer, Inc.	2,988,564	97,726,043
Reata Pharmaceuticals, Inc., Class A(a)	12,135	1,893,303
Zoetis, Inc.	256,454	35,144,456

		613,251,106

Professional Services — 0.5%
CoStar Group, Inc.(a)	21,011	14,931,887
Equifax, Inc.(b)	65,340	11,230,639
FTI Consulting, Inc.(a)	18,530	2,122,612
IHS Markit Ltd.	214,923	16,226,687
ManpowerGroup, Inc.(b)	29,201	2,007,569
Nielsen Holdings PLC(b)	190,661	2,833,222
Paylocity Holding Corp.(a)	17,081	2,491,947
Robert Half International, Inc.(b)	58,497	3,090,397
TransUnion	106,810	9,296,742
Verisk Analytics, Inc.	86,784	14,770,637

		79,002,339

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	184,122	8,325,997
Howard Hughes Corp.(a)(b)	21,016	1,091,781
Jones Lang LaSalle, Inc.	27,606	2,856,117

		12,273,895

Road & Rail — 1.1%
AMERCO	4,279	1,293,071
CSX Corp.	411,033	28,665,441
JB Hunt Transport Services, Inc.	44,662	5,374,625
Kansas City Southern	52,205	7,793,684
Knight-Swift Transportation Holdings, Inc.	67,512	2,815,926
Landstar System, Inc.(b)	21,119	2,371,875
Lyft, Inc., Class A(a)(b)	121,873	4,023,028
Norfolk Southern Corp.(b)	138,006	24,229,713
Old Dominion Freight Line, Inc.(b)	51,510	8,735,581
Ryder System, Inc.(b)	26,032	976,460
Schneider National, Inc., Class B(b)	30,004	740,199
Uber Technologies, Inc.(a)(b)	740,313	23,008,928
Union Pacific Corp.	364,011	61,543,340

		171,571,871

Semiconductors & Semiconductor Equipment — 4.6%
Advanced Micro Devices, Inc.(a)	628,279	33,053,758
Analog Devices, Inc.	198,648	24,362,191
Applied Materials, Inc.	493,345	29,822,705
Broadcom, Inc.	209,787	66,210,875
Cirrus Logic, Inc.(a)	28,893	1,785,010
Cree, Inc.(a)(b)	58,747	3,477,235
Enphase Energy, Inc.(a)	54,606	2,597,607
Entegris, Inc.(b)	71,061	4,196,152
First Solar, Inc.(a)	42,386	2,098,107
Inphi Corp.(a)	24,542	2,883,685
Intel Corp.	2,272,941	135,990,060
KLA Corp.(b)	83,921	16,320,956
Lam Research Corp.	78,069	25,252,199
Marvell Technology Group Ltd.	357,275	12,526,062
Maxim Integrated Products, Inc.	145,753	8,834,089
Microchip Technology, Inc.(b)	128,217	13,502,532
Micron Technology, Inc.(a)	600,780	30,952,186
MKS Instruments, Inc.	27,174	3,077,184
Monolithic Power Systems, Inc.	22,425	5,314,725

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	317,186	$120,502,133
ON Semiconductor Corp.(a)(b)	205,511	4,073,228
Qorvo, Inc.(a)	60,842	6,724,866
QUALCOMM, Inc.	603,710	55,064,389
Skyworks Solutions, Inc.	91,088	11,646,512
SolarEdge Technologies, Inc.(a)	25,221	3,500,170
Teradyne, Inc.	86,350	7,297,439
Texas Instruments, Inc.	490,656	62,298,592
Xilinx, Inc.(b)	132,400	13,026,836

		706,391,483

Software — 9.9%
Adobe, Inc.(a)	258,343	112,459,291
Alteryx, Inc., Class A(a)(b)	27,210	4,470,059
Anaplan, Inc.(a)	66,747	3,024,307
ANSYS, Inc.(a)	46,711	13,627,000
Aspen Technology, Inc.(a)	34,661	3,591,226
Atlassian Corp. PLC, Class A(a)	68,890	12,418,800
Autodesk, Inc.(a)	118,507	28,345,689
Avalara, Inc.(a)(b)	39,551	5,263,843
Bill.Com Holdings, Inc.(a)	9,972	899,574
Cadence Design Systems, Inc.(a)	149,988	14,392,849
CDK Global, Inc.	62,125	2,573,218
Ceridian HCM Holding, Inc.(a)(b)	54,521	4,321,880
Citrix Systems, Inc.	67,048	9,917,070
Cloudflare, Inc., Class A(a)(b)	55,997	2,013,092
Coupa Software, Inc.(a)(b)	36,410	10,087,026
Crowdstrike Holdings, Inc., Class A(a)	59,691	5,986,410
Datadog, Inc., Class A(a)	84,163	7,317,973
DocuSign, Inc.(a)	95,549	16,454,493
Dropbox, Inc., Class A(a)	125,521	2,732,592
Dynatrace, Inc.(a)	78,909	3,203,705
Elastic NV(a)	27,343	2,521,298
Everbridge, Inc.(a)	17,647	2,441,639
Fair Isaac Corp.(a)	14,730	6,157,729
FireEye, Inc.(a)(b)	103,414	1,259,065
Five9, Inc.(a)	31,734	3,512,002
Fortinet, Inc.(a)	72,434	9,943,015
Globant SA(a)	18,219	2,730,117
Guidewire Software, Inc.(a)	42,854	4,750,366
HubSpot, Inc.(a)	21,096	4,732,888
Intuit, Inc.	135,447	40,118,047
LogMeIn, Inc.	26,068	2,209,784
Manhattan Associates, Inc.(a)	32,126	3,026,269
Medallia, Inc.(a)(b)	41,316	1,042,816
Microsoft Corp.	4,015,531	817,200,714
New Relic, Inc.(a)(b)	25,596	1,763,564
NortonLifeLock, Inc.	295,693	5,863,592
Nuance Communications, Inc.(a)(b)	151,973	3,845,677
Nutanix, Inc., Class A(a)(b)	87,160	2,066,128
Oracle Corp.	1,058,453	58,500,697
PagerDuty, Inc.(a)(b)	33,964	972,050
Palo Alto Networks, Inc.(a)	53,487	12,284,359
Paycom Software, Inc.(a)	25,873	8,013,644
Pegasystems, Inc.(b)	21,225	2,147,333
Pluralsight, Inc., Class A(a)(b)	48,275	871,364
Proofpoint, Inc.(a)	29,335	3,259,705
PTC, Inc.(a)	55,233	4,296,575
RealPage, Inc.(a)	45,498	2,957,825
RingCentral, Inc., Class A(a)(b)	41,484	11,823,355
salesforce.com, Inc.(a)	465,957	87,287,725
ServiceNow, Inc.(a)(b)	102,563	41,544,169
Slack Technologies, Inc., Class A(a)	208,218	6,473,498
Smartsheet, Inc., Class A(a)(b)	56,994	2,902,134

Security	Shares	Value

Software (continued)
SolarWinds Corp.(a)(b)	28,404	$501,899
Splunk, Inc., Class A(a)(b)	86,572	17,201,856
SS&C Technologies Holdings, Inc.	125,665	7,097,559
Synopsys, Inc.(a)	81,382	15,869,490
Trade Desk, Inc., Class A(a)(b)	22,126	8,994,219
Tyler Technologies, Inc.(a)	21,851	7,579,675
VMware, Inc., Class A(a)(b)	42,750	6,620,265
Workday, Inc., Class A(a)	95,387	17,871,708
Zendesk, Inc.(a)	57,883	5,124,382
Zoom Video Communications, Inc., Class A (a)	89,827	22,774,738
Zscaler, Inc.(a)	37,343	4,089,059
Zynga, Inc., Class A(a)	469,631	4,480,280

		1,539,824,370

Specialty Retail — 2.3%
Advance Auto Parts, Inc.(b)	34,412	4,901,989
AutoNation, Inc.(a)(b)	27,108	1,018,719
AutoZone, Inc.(a)	12,687	14,312,458
Best Buy Co., Inc.(b)	123,660	10,791,808
Burlington Stores, Inc.(a)	36,024	7,094,206
CarMax, Inc.(a)(b)	90,856	8,136,155
Carvana Co.(a)(b)	28,298	3,401,420
Dick’s Sporting Goods, Inc.(b)	32,815	1,353,947
Five Below, Inc.(a)(b)	29,915	3,198,213
Floor & Decor Holdings, Inc., Class A(a)	43,282	2,495,207
Foot Locker, Inc.(b)	55,973	1,632,173
Gap, Inc.(b)	90,147	1,137,655
Home Depot, Inc.	575,334	144,126,920
L Brands, Inc.	123,297	1,845,756
Lowe’s Cos., Inc.	406,534	54,930,874
O’Reilly Automotive, Inc.(a)	39,723	16,749,997
Penske Automotive Group, Inc.(b)	15,197	588,276
Ross Stores, Inc.	189,349	16,140,109
Tiffany & Co.	63,482	7,740,995
TJX Cos., Inc.	644,741	32,598,105
Tractor Supply Co.	62,955	8,296,840
Ulta Beauty, Inc.(a)	28,553	5,808,251
Williams-Sonoma, Inc.(b)	40,386	3,312,056

		351,612,129

Technology Hardware, Storage & Peripherals — 5.4%
Apple, Inc.	2,194,892	800,696,602
Dell Technologies, Inc., Class C(a)	85,997	4,724,675
Hewlett Packard Enterprise Co.	686,468	6,679,334
HP, Inc.	776,914	13,541,611
NCR Corp.(a)(b)	63,769	1,104,479
NetApp, Inc.	113,370	5,030,227
Pure Storage, Inc., Class A(a)	118,018	2,045,252
Western Digital Corp.	157,807	6,967,179
Xerox Holdings Corp.(a)	96,198	1,470,867

		842,260,226

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.(a)	76,736	1,199,384
Carter’s, Inc.(b)	22,980	1,854,486
Columbia Sportswear Co.	15,339	1,236,016
Hanesbrands, Inc.(b)	186,783	2,108,780
Lululemon Athletica, Inc.(a)	61,416	19,162,406
NIKE, Inc., Class B	649,604	63,693,672
PVH Corp.(b)	37,356	1,794,956
Ralph Lauren Corp.(b)	26,104	1,893,062
Skechers U.S.A., Inc., Class A(a)	65,605	2,058,685
Tapestry, Inc.	143,613	1,907,181
Under Armour, Inc., Class A(a)	103,529	1,008,372
Under Armour, Inc., Class C(a)(b)	98,963	874,833

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	Large Cap Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
VF Corp.(b)	178,252	$10,862,677

		109,654,510

Thrifts & Mortgage Finance — 0.0%
LendingTree, Inc.(a)(b)	4,563	1,321,125
MGIC Investment Corp.	181,135	1,483,496
New York Community Bancorp, Inc.(b)	247,647	2,526,000
TFS Financial Corp.	20,191	288,933

		5,619,554

Tobacco — 0.6%
Altria Group, Inc.	1,000,411	39,266,132
Philip Morris International, Inc.	834,784	58,484,967

		97,751,099

Trading Companies & Distributors — 0.2%
Air Lease Corp.(b)	53,522	1,567,660
Fastenal Co.(b)	306,942	13,149,395
HD Supply Holdings, Inc.(a)	84,622	2,932,152
MSC Industrial Direct Co., Inc., Class A	22,353	1,627,522
United Rentals, Inc.(a)	37,052	5,522,230
Univar Solutions, Inc.(a)	83,298	1,404,404
W.W. Grainger, Inc.	24,415	7,670,217
Watsco, Inc.(b)	17,346	3,082,384

		36,955,964

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.(b)	40,453	1,241,503

Water Utilities — 0.1%
American Water Works Co., Inc.(b)	95,787	12,323,956
Essential Utilities, Inc.(b)	125,413	5,297,445

		17,621,401

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.(a)	469,171	28,709,848
Telephone & Data Systems, Inc.(b)	52,824	1,050,141
United States Cellular Corp.(a)	6,801	209,947

		29,969,936

Total Common Stocks — 99.5% (Cost — $11,992,248,746)		15,426,788,509

Security	Shares	Value

Investment Companies — 0.4%

Equity Funds — 0.4%
iShares Russell 1000 ETF(b)(e)	390,742	$67,082,587

Total Investment Companies — 0.4% (Cost — $53,544,786)		67,082,587

Total Long-Term Investments — 99.9% (Cost — $12,045,793,532)		15,493,871,096

Short-Term Securities — 8.4%
BlackRock Cash Funds: Institutional, SL Agency Shares,
0.55%(c)(d)(e)	981,774,855	983,051,162
BlackRock Cash Funds: Treasury, SL Agency Shares,
0.16%(d)(e)	320,062,024	320,062,024

Total Short-Term Securities — 8.4% (Cost — $1,301,910,833)		1,303,113,186

Total Investments — 108.3% (Cost — $13,347,704,365)		16,796,984,282

Liabilities in Excess of Other Assets — (8.3)%		(1,294,178,800)

Net Assets — 100.0%		$15,502,805,482

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.

(e)

Investments in issuers considered to be an affiliate/affiliates of the Master Portfolio during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock, Inc.	58,828	23,540		(3,380)		78,988	$42,976,581	$505,485		$(10,731)	$3,171,886
BlackRock Cash Funds: Institutional, SL Agency Shares	1,419,147,567	—		(437,372,712	)(b)	981,774,855	983,051,162	3,800,808	(c)	(1,700,777)	922,204
BlackRock Cash Funds: Treasury, SL Agency Shares	216,786,742	103,275,282	(b)	—		320,062,024	320,062,024	659,854		—	—
iShares Russell 1000 ETF	256,813	2,720,668		(2,586,739)		390,742	67,082,587	986,737		(8,634,824)	3,844,071

							$1,413,172,354	$5,952,884		$(10,346,332)	$7,938,161

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Large Cap Index Master Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	671	09/18/20	$103,676	$2,994
S&P MidCap 400 E-Mini Index	49	09/18/20	8,718	(25,144)

				$(22,150)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,994	$—	$	$—	$2,994

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$25,144	$—	$	$—	$25,144

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(6,893,239)	$—	$	$—	$(6,893,239)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(364,116)	$—	$	$—	$(364,116)

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$126,481,223

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	Large Cap Index Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$15,426,788,509	$—	$—	$15,426,788,509
Investment Companies	67,082,587	—	—	67,082,587
Short-Term Securities	1,303,113,186	—	—	1,303,113,186

	$16,796,984,282	$—	$—	$16,796,984,282

Derivative Financial Instruments(a)
Assets:
Equity contracts	$2,994	$—	$—	$2,994
Liabilities:
Equity contracts	(25,144)	—	—	(25,144)

	$(22,150)	$—	$—	$(22,150)

The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

Large Cap Index Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $973,892,460, cost — $11,959,248,303)	$15,383,811,928
Investments at value — affiliated (cost — $1,388,456,062)	1,413,172,354
Cash	42,538
Cash pledged for futures contracts	27,789,100
Receivables:
Investments sold	123,673,235
Securities lending income — affiliated	549,396
Contributions from investors	31,699,173
Dividends — affiliated	33,944
Dividends — unaffiliated	11,936,093
Variation margin on futures contracts	4,847,526
Prepaid expenses	70,032

Total assets	16,997,625,319

LIABILITIES
Cash collateral on securities loaned at value	983,615,757
Payables:
Investments purchased	509,085,082
Investment advisory fees	359,278
Other accrued expenses	51,758
Trustees’ fees	38,065
Withdrawals to investors	1,669,897

Total liabilities	1,494,819,837

NET ASSETS	$15,502,805,482

NET ASSETS CONSIST OF
Investors’ capital	$12,053,547,715
Net unrealized appreciation (depreciation)	3,449,257,767

NET ASSETS	$15,502,805,482

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

Large Cap Index Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$2,152,076
Dividends — unaffiliated	140,771,747
Securities lending income — affiliated — net	3,800,808
Other income	100
Foreign taxes withheld	(4,383)

Total investment income	146,720,348

EXPENSES
Investment advisory	2,187,550
Accounting services	155,653
Trustees	110,138
Professional	41,083
Printing	3,446
Miscellaneous	63,509

Total expenses	2,561,379
Less fees waived and/or reimbursed by the Manager	(79,796)

Total expenses after fees waived and/or reimbursed	2,481,583

Net investment income	144,238,765

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(6,893,239)
Investments — affiliated	(10,346,332)
Investments — unaffiliated	(207,357,362)

(224,596,933)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(364,116)
Investments — affiliated	7,938,161
Investments — unaffiliated	(313,923,935)

(306,349,890)

Net realized and unrealized loss	(530,946,823)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(386,708,058)

See notes to financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	Large Cap Index Master Portfolio
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$144,238,765	$242,440,074
Net realized gain (loss)	(224,596,933)	26,435,456
Net change in unrealized appreciation (depreciation)	(306,349,890)	3,132,114,072

Net increase (decrease) in net assets resulting from operations	(386,708,058)	3,400,989,602

CAPITAL TRANSACTIONS
Proceeds from contributions	2,057,594,307	2,809,050,262
Value of withdrawals	(1,309,814,638)	(1,348,261,152)

Net increase in net assets derived from capital transactions	747,779,669	1,460,789,110

NET ASSETS
Total increase in net assets	361,071,611	4,861,778,712
Beginning of period	15,141,733,871	10,279,955,159

End of period	$15,502,805,482	$15,141,733,871

See notes to financial statements.

FINANCIAL STATEMENTS	31

Financial Highlights

(For a share outstanding throughout each period)

	Large Cap Index Master Portfolio
	Six Months Ended 06/30/20 (Unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Total Return
Total return	(2.84	)%(a)	31.33%	(4.81)%	21.65%	11.97%	0.92%

Ratios to Average Net Assets
Total expenses	0.04	%(b)	0.03%	0.04%	0.04%	0.04%	0.05%

Total expenses after fees waived and/or reimbursed	0.03	%(b)	0.03%	0.03%	0.04%	0.04%	0.04%

Net investment income	1.98	%(b)	1.92%	1.97%	1.92%	2.11%	1.93%

Supplemental Data
Net assets, end of period (000)	$15,502,805		$15,141,734	$10,279,955	$6,697,020	$3,967,557	$2,542,629

Portfolio turnover rate	10%		10%	12%	12%	13%	6%

(a)	Aggregate total return.
(b)	Annualized.

See notes to financial statements.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Large Cap Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Barclays Bank PLC	$65,126,979	$(65,126,979)	$—
Barclays Capital, Inc.	2,523,607	(2,515,573)	8,034
BMO Capital Markets	31,854	(31,854)	—
BNP Paribas Prime Brokerage International Ltd	351,364,897	(351,364,897)	—
BNP Paribas Securities Corp.	3,367,364	(3,351,024)	16,340
BofA Securities, Inc.	106,504,876	(106,504,876)	—
Citadel Clearing LLC	167,241	(167,241)	—
Credit Suisse Securities (USA) LLC	6,398,007	(6,398,007)	—
Deutsche Bank Securities, Inc.	133,443	(133,443)	—
Goldman Sachs & Co.	55,869,534	(55,869,534)	—
HSBC Bank PLC	17,333,745	(17,333,745)	—
Jefferies LLC	14,884,450	(14,312,602)	571,848
JP. Morgan Securities LLC	82,248,957	(82,248,957)	—
Mizuho Securities USA, Inc	194,480	(194,480)	—
Morgan Stanley & Co. LLC	54,181,277	(54,181,277)	—
Nomura Securities International, Inc.	3,485,561	(3,485,561)	—
RBC Capital Markets LLC	4,283,956	(4,262,500)	21,456
Scotia Capital (USA), Inc	16,163,110	(16,163,110)	—
SG Americas Securities LLC	19,263,885	(19,263,885)	—
State Street Bank & Trust Company.	3,348,593	(3,348,593)	—
TD Prime Services LLC	8,462,307	(8,462,307)	—
UBS AG	62,783,466	(62,783,466)	—
UBS Securities LLC	66,030,499	(66,030,499)	—
Virtu Americas LLC	1,453,269	(1,453,269)	—
Wells Fargo Bank, National Association	21,477,577	(21,477,577)	—
Wells Fargo Securities LLC	6,809,526	(6,809,526)	—

	$973,892,460	$(973,274,782)	$617,678

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of June 30, 2020. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.03% of the average daily value of the Master Portfolio’s net assets.

BlackRock Advisors, LLC (“BAL”) is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $61,141.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the Manager waived $18,655 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 75% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Master Portfolio paid BTC $ 1,216,825 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are trustees and/or officers of BlackRock or its affiliates.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$309,443,125	$424,602,123	$(88,670,041)

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments excluding short-term securities were $2,660,088,258 and $1,492,360,165, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$13,400,212,300

Gross unrealized appreciation	$4,333,551,657
Gross unrealized depreciation	(936,801,825)

Net unrealized appreciation (depreciation)	$3,396,749,832

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: As of period end, the Master Portfolio invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Master Portfolio and could affect the value, income and/or liquidity of positions in such securities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of Large Cap Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. iShares Russell 1000 Large-Cap Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration of the Agreement entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Master Portfolio and the Portfolio. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; accounting oversight; administrative and shareholder services; oversight of the Master Portfolio and Portfolio service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Master Fund’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper classification or Morningstar category, regarding the fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Master Portfolio and the Portfolio; (g) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (h) sales and redemption data regarding the Portfolio’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Master Portfolio’s and the Portfolio’s operations.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	39

Disclosure of Investment Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and the Portfolio as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s fees and expenses compared to Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Portfolio. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and third-party services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for the Master Portfolio and the Portfolio, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Portfolio’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Portfolio’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to its Performance Peers and the performance of the Portfolio as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Portfolio’s net performance was below the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Portfolio, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Portfolio’s below tolerance performance relative to its benchmark over the period. The Board was informed that, among other things, the Portfolio’s below tolerance performance was primarily attributable to the impact of net asset value rounding.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s/Portfolio’s contractual management fee rate compared with those of the Portfolio’s Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s/Portfolio’s actual management fee rate, to those of the Portfolio’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s estimated profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Portfolio’s/Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the Portfolio’s total expense ratio ranked in the second and first quartiles, respectively, relative to the Portfolio’s Expense Peers. The Board also noted that BlackRock and the Board has contractually agreed to a cap on the Portfolio’s total expenses as a percentage of the Portfolio’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation/implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to more fully participate in these economies of scale. The Board considered the Master Portfolio’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Fund, on behalf of the Master Portfolio, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	41

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	43

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ETF	Exchange-Traded Fund

REIT	Real Estate Investment Trust

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LCI-6/20-SAR

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds III

•	iShares S&P 500 Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	iShares S&P 500 Index Fund

Investment Objective

iShares S&P 500 Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s 500® Index (the “S&P 500® Index”).

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund’s Institutional Shares returned (3.06)%, Service Shares returned (3.12)%, Investor A Shares returned (3.18)%, Class G Shares returned (3.02)%, Class K Shares returned (3.03)%, and Investor P Shares returned (3.18)%. The benchmark S&P 500® Index returned (3.08)% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share class expenses. The Fund invests all of its assets in S&P 500® Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

U.S. equities, as represented by the S&P 500® Index, experienced the largest quarterly loss in 12 years, posting a (19.60)% loss in the first quarter of 2020.

All eleven of the Global Industry Classification Standard (“GICS”) sectors declined but with wide variation in the first quarter of 2020. Technology (11.9%) and health care (12.7%) outperformed with losses in the low teens, as rising demand for medical resources and consumer behavioral change caused by the “work from home” order likely benefited those exposures. In contrast, the energy sector (50.5%) lost more than half its value in the three months as crude oil prices hit decade lows. The financial sector accounted for 4% of the loss in the broader index as the sector lost 31.9%.

Fears of the coronavirus pandemic and its economic toll continued to drive unprecedented levels of financial market volatility. The Chicago Board Options Exchange Volatility Index, which measures near-term stock market volatility, surged to its highest level since the 2008 financial crisis and the S&P 500® Index experienced its quickest bear market contraction on record. Economic activity fell to a standstill with the Purchasing Managers Index (an index of the prevailing direction of economic trends in the manufacturing and service sectors) across the globe registering the lowest levels on record while jobless claims surged. In late March, the United States saw a record number of initial unemployment claims as 3.3 million people filed for unemployment benefits while the consensus estimate had been around 1.4 million.

On the policy front, global governments unleashed large stimulus packages to combat the shock on the worldwide economy. The United States passed several fiscal stimulus measures, including a $2 trillion relief bill to send money directly to Americans. Separately, monetary policy moved toward accommodation as the Fed cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, the Fed announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history.

U.S. equities, as represented by the S&P 500® Index, registered a strong recovery of 20.54% in the second quarter of 2020, the largest quarterly gain since 1998.

U.S. stocks outperformed other regions in the second quarter of 2020, with a sharper recovery from the troughs of late March. This was largely supported by the historic U.S. policy response. The United States delivered coordinated fiscal and monetary support sufficient to offset the estimated initial shock from the coronavirus pandemic and spillovers to the full economy. Toward the end of the second quarter, government measures to contain the coronavirus had been gradually lifted in many states, boosting economic activity and employment.

All eleven of the GICS sectors saw strong gains in the second quarter of 2020, although large dispersion still existed. The consumer discretionary (32.9%) and information technology (30.5%) sectors led the market higher as companies in those two sectors experienced little revenue impact from coronavirus-related measurements. The energy (30.5%) and materials (26%) sectors had sharp recoveries during the second quarter, after suffering from massive selloffs in March. Meanwhile, the utilities (2.7%), consumer staples (8.1%) and financial (12.2%) sectors lagged.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

The Master Portfolio utilized derivatives during the period in the form of financial futures contracts as a means to manage risk. The Master Portfolio’s use of derivatives had a negative impact on Fund performance.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	iShares S&P 500 Index Fund

Performance Summary for the Period Ended June 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(3.06)%	7.47%	N/A	10.63%	N/A	13.83%	N/A
Service	(3.12)	7.34	N/A	10.50	N/A	13.70	N/A
Investor A	(3.18)	7.20	N/A	10.35	N/A	13.55	N/A
Class G	(3.02)	7.56	N/A	10.71	N/A	13.91	N/A
Class K	(3.03)	7.55	N/A	10.71	N/A	13.91	N/A
Investor P	(3.18)	7.20	1.57%	10.36	9.17%	13.55	12.94%
S&P 500® Index(c)	(3.08)	7.51	N/A	10.73	N/A	13.99	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master Portfolio. Under normal circumstances, the Master Portfolio invests at least 90% of the value of the Fund’s assets, plus the amount of any borrowing for investment purposes, in securities comprised of the S&P 500® Index.

(c)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$969.40	$0.49	$1,000.00	$1,024.37	$0.50	0.10%
Service	1,000.00	968.80	1.08	1,000.00	1,023.77	1.11	0.22
Investor A	1,000.00	968.20	1.71	1,000.00	1,023.12	1.76	0.35
Class G	1,000.00	969.80	0.05	1,000.00	1,024.81	0.05	0.01
Class K	1,000.00	969.70	0.15	1,000.00	1,024.71	0.15	0.03
Investor P	1,000.00	968.20	1.71	1,000.00	1,023.12	1.76	0.35

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to April 11, 2013, Class K Shares were an undesignated share class of the Fund. Institutional Shares performance shown prior to the Institutional Shares inception date of April 10, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Institutional Shares fees.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.15% per year (but no distribution fee) and are only available to certain eligible investors. Service Shares performance shown prior to the Service Shares inception date of April 19, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Service Shares fees.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares performance shown prior to the Investor A Shares inception date of April 10, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor A Shares fees. On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

Class G Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to investors on eligible platforms. Class G Shares performance shown prior to the Class G Shares inception date of July 1, 2019 is that of Class K Shares (which have no distribution or service fees).

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Investor P Shares inception date of August 6, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (“BAL” or the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waivers and/or reimbursements, the Fund’s performance would have been lower. With respect to the Fund’s contractual waivers, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreements. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to shareholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

iShares S&P 500 Index Fund

ASSETS
Investments at value — Master Portfolio	$22,013,641,649
Capital shares sold receivable	73,870,148

Total assets	22,087,511,797

LIABILITIES
Payables:
Administration fees	2,024,493
Capital gains distributions	8,364,393
Capital shares redeemed	51,074,133
Contributions to the Master Portfolio	22,796,015
Income dividend distributions	29,206,165
Professional fees	4,966
Service and distribution fees	794,545

Total liabilities	114,264,710

NET ASSETS	$21,973,247,087

NET ASSETS CONSIST OF
Paid-in capital	$14,126,504,938
Accumulated earnings	7,846,742,149

NET ASSETS	$21,973,247,087

NET ASSET VALUE
Institutional — Based on net assets of $3,548,275,507 and 9,678,126 shares outstanding, unlimited number authorized, no par value	$366.63

Service — Based on net assets of $306,847,217 and 836,967 shares outstanding, unlimited number authorized, no par value	$366.62

Investor A — Based on net assets of $2,433,229,973 and 6,638,039 shares outstanding unlimited number authorized, no par value	$366.56

Class G — Based on net assets of $5,806,965,811 and 15,836,031 shares outstanding, unlimited number authorized, no par value	$366.69

Class K — Based on net assets of $8,685,082,929 and 23,684,234 shares outstanding, unlimited number authorized, no par value	$366.70

Investor P — Based on net assets of $1,192,845,650 and 3,256,802 shares outstanding, unlimited number authorized, no par value	$366.26

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

iShares S&P 500 Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$2,326,401
Dividends — unaffiliated	211,320,172
Securities lending income — affiliated — net	1,040,948
Foreign taxes withheld	(1,117,116)
Expenses	(1,241,796)
Fees waived	291,649

Total investment income	212,620,258

FUND EXPENSES
Service and distribution — class specific	4,719,193
Administration — class specific	4,174,522
Professional	6,827
Miscellaneous	3,530

Total expenses	8,904,072
Less fees waived and/or reimbursed by the Manager	(6,827)

Total expenses after fees waived and/or reimbursed	8,897,245

Net investment income	203,723,013

REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain (loss) from:
Futures contracts	(17,458,188)
Investments — affiliated	(2,410,311)
Investments — unaffiliated	(37,459,065)

(57,327,564)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(1,823,108)
Investments — affiliated	2,614,882
Investments — unaffiliated	(755,990,629)

(755,198,855)

Net realized and unrealized loss	(812,526,419)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(608,803,406)

See notes to financial statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares S&P 500 Index Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$203,723,013	$363,545,505
Net realized gain (loss)	(57,327,564)	39,713,247
Net change in unrealized appreciation (depreciation)	(755,198,855)	4,822,862,661

Net increase (decrease) in net assets resulting from operations	(608,803,406)	5,226,121,413

DISTRIBUTIONS(a)
Institutional	(38,324,670)	(80,052,439)
Service	(3,084,101)	(6,647,327)
Investor A	(23,268,853)	(46,633,679)
Investor C1	—	(29,188)
Class G	(65,439,507)	(60,325,171)
Class K	(93,965,821)	(199,316,804)
Investor P	(11,264,622)	(22,025,637)

Decrease in net assets resulting from distributions to shareholders	(235,347,574)	(415,030,245)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	315,444,630	1,109,955,590

NET ASSETS
Total increase (decrease) in net assets	(528,706,350)	5,921,046,758
Beginning of period	22,501,953,437	16,580,906,679

End of period	$21,973,247,087	$22,501,953,437

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund

	Institutional
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$382.63		$297.40		$318.31		$267.04		$244.52		$247.36

Net investment income(a)	3.40		6.46		6.03		5.42		5.13		4.79
Net realized and unrealized gain (loss)	(15.49)		86.13		(19.72)		52.02		23.55		(1.71)

Net increase (decrease) from investment operations	(12.09)		92.59		(13.69)		57.44		28.68		3.08

Distributions(b)
From net investment income	(3.42)		(7.36)		(5.82)		(5.32)		(5.08)		(4.77)
From net realized gain	(0.49)		—		(1.40)		(0.85)		(1.08)		(1.15)

Total distributions	(3.91)		(7.36)		(7.22)		(6.17)		(6.16)		(5.92)

Net asset value, end of period	$366.63		$382.63		$297.40		$318.31		$267.04		$244.52

Total Return(c)
Based on net asset value	(3.06	)%(d)	31.35%		(4.45)%		21.68%		11.84%		1.28%

Ratios to Average Net Assets(e)
Total expenses	0.10	%(f)(g)	0.10	%(g)	0.11	%(g)	0.11	%(g)	0.11	%(g)	0.11	%(h)

Total expenses after fees waived and/or reimbursed	0.10	%(f)(g)	0.10	%(g)	0.11	%(g)	0.11	%(g)	0.11	%(g)	0.11	%(h)

Net investment income	1.92	%(f)(g)	1.87	%(g)	1.84	%(g)	1.86	%(g)	2.04	%(g)	1.93	%(h)

Supplemental Data
Net assets, end of period (000)	$3,548,276		$3,950,956		$3,660,724		$3,596,342		$4,290,475		$3,247,607

Portfolio turnover rate of the Master Portfolio	1%		3%		12%		11%		4%		2%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Annualized.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Service
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$382.60		$297.38		$318.29		$267.02		$244.52		$247.35

Net investment income(a)	3.19		6.06		5.64		5.08		4.80		4.48
Net realized and unrealized gain (loss)	(15.47)		86.10		(19.73)		52.00		23.56		(1.69)

Net increase (decrease) from investment operations	(12.28)		92.16		(14.09)		57.08		28.36		2.79

Distributions(b)
From net investment income	(3.21)		(6.94)		(5.42)		(4.96)		(4.78)		(4.47)
From net realized gain	(0.49)		—		(1.40)		(0.85)		(1.08)		(1.15)

Total distributions	(3.70)		(6.94)		(6.82)		(5.81)		(5.86)		(5.62)

Net asset value, end of period	$366.62		$382.60		$297.38		$318.29		$267.02		$244.52

Total Return(c)
Based on net asset value	(3.12	)%(d)	31.20%		(4.57)%		21.54%		11.71%		1.16%

Ratios to Average Net Assets(e)
Total expenses	0.22	%(f)(g)	0.22	%(g)	0.23	%(g)	0.23	%(g)	0.23	%(g)	0.23	%(h)

Total expenses after fees waived and/or reimbursed	0.22	%(f)(g)	0.22	%(g)	0.23	%(g)	0.23	%(g)	0.23	%(g)	0.23	%(h)

Net investment income	1.80	%(f)(g)	1.75	%(g)	1.72	%(g)	1.74	%(g)	1.91	%(g)	1.81	%(h)

Supplemental Data
Net assets, end of period (000)	$306,847		$334,402		$318,651		$319,504		$332,292		$304,088

Portfolio turnover rate of the Master Portfolio	1%		3%		12%		11%		4%		2%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Annualized.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Investor A
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$382.52		$297.33		$318.23		$266.99		$244.52		$247.35

Net investment income(a)	2.96		5.61		5.22		4.71		4.49		4.16
Net realized and unrealized gain (loss)	(15.46)		86.07		(19.72)		51.97		23.53		(1.69)

Net increase (decrease) from investment operations	(12.50)		91.68		(14.50)		56.68		28.02		2.47

Distributions(b)
From net investment income	(2.97)		(6.49)		(5.00)		(4.59)		(4.47)		(4.15)
From net realized gain	(0.49)		—		(1.40)		(0.85)		(1.08)		(1.15)

Total distributions	(3.46)		(6.49)		(6.40)		(5.44)		(5.55)		(5.30)

Net asset value, end of period	$366.56		$382.52		$297.33		$318.23		$266.99		$244.52

Total Return(c)
Based on net asset value	(3.18	)%(d)	31.02%		(4.68)%		21.38%		11.56%		1.03%

Ratios to Average Net Assets(e)
Total expenses	0.35	%(f)(g)	0.35	%(g)	0.36	%(g)	0.36	%(g)	0.36	%(g)	0.36	%(h)

Total expenses after fees waived and/or reimbursed	0.35	%(f)(g)	0.35	%(g)	0.36	%(g)	0.36	%(g)	0.36	%(g)	0.36	%(h)

Net investment income	1.67	%(f)(g)	1.62	%(g)	1.60	%(g)	1.61	%(g)	1.79	%(g)	1.68	%(h)

Supplemental Data
Net assets, end of period (000)	$2,433,230		$2,667,724		$2,160,098		$2,271,969		$1,774,331		$1,281,538

Portfolio turnover rate of the Master Portfolio	1%		3%		12%		11%		4%		2%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Annualized.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Class G
	Six Months Ended 06/30/20 (unaudited)		Period from 07/01/19 (a) to 12/31/19

Net asset value, beginning of period	$382.71		$351.81

Net investment income(b)	3.55		3.41
Net realized and unrealized gain (loss)	(15.50)		31.80

Net increase (decrease) from investment operations	(11.95)		35.21

Distributions(b)
From net investment income	(3.58)		(4.31)
From net realized gain	(0.49)		—

Total distributions	(4.07)		(4.31)

Net asset value, end of period	$366.69		$382.71

Total Return(d)
Based on net asset value	(3.02	)%(e)	10.07	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.01	%(g)(h)	0.01	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.01	%(g)(h)	0.01	%(g)(h)

Net investment income	2.01	%(g)(h)	1.89	%(g)(h)

Supplemental Data
Net assets applicable, end of period (000)	$5,806,966		$5,796,331

Portfolio turnover rate of the Master Portfolio	1%		3%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Annualized.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Class K
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019		2018		2017		2016		2015

Net asset value, beginning of period	$382.72		$297.46		$318.37		$267.08		$244.56		$247.39

Net investment income(a)	3.52		6.74		6.29		5.69		5.32		4.97
Net realized and unrealized gain (loss)	(15.50)		86.12		(19.76)		51.97		23.53		(1.72)

Net increase (decrease) from investment operations	(11.98)		92.86		(13.47)		57.66		28.85		3.25

Distributions(b)
From net investment income	(3.55)		(7.60)		(6.04)		(5.52)		(5.25)		(4.93)
From net realized gain	(0.49)		—		(1.40)		(0.85)		(1.08)		(1.15)

Total distributions	(4.04)		(7.60)		(7.44)		(6.37)		(6.33)		(6.08)

Net asset value, end of period	$366.70		$382.72		$297.46		$318.37		$267.08		$244.56

Total Return(c)
Based on net asset value	(3.03	)%(d)	31.44%		(4.38)%		21.77%		11.92%		1.35%

Ratios to Average Net Assets(e)
Total expenses	0.03	%(f)(g)	0.03	%(g)	0.04	%(g)	0.04	%(g)	0.04	%(g)	0.04	%(h)

Total expenses after fees waived and/or reimbursed	0.03	%(f)(g)	0.03	%(g)	0.04	%(g)	0.04	%(g)	0.04	%(g)	0.04	%(h)

Net investment income	1.99	%(f)(g)	1.96	%(g)	1.92	%(g)	1.93	%(g)	2.11	%(g)	2.00	%(h)

Supplemental Data
Net assets, end of period (000)	$8,685,083		$8,471,585		$9,375,051		$6,618,222		$2,347,455		$1,145,165

Portfolio turnover rate of the Master Portfolio	1%		3%		12%		11%		4%		2%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Annualized.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.

See notes to financial statements.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares S&P 500 Index Fund (continued)

	Investor P
	Six Months Ended 06/30/20 (unaudited)		Year Ended 12/31/19		Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$382.22		$297.10		$339.48

Net investment income(b)	2.95		5.61		2.20
Net realized and unrealized gain (loss)	(15.44)		86.00		(40.58)

Net increase (decrease) from investment operations	(12.49)		91.61		(38.38)

Distributions(c)
From net investment income	(2.98)		(6.49)		(2.89)
From net realized gain	(0.49)		—		(1.11)

Total distributions	(3.47)		(6.49)		(4.00)

Net asset value, end of period	$366.26		$382.22		$297.10

Total Return(d)
Based on net asset value	(3.18	)%(e)	31.02%		(11.38	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.35	%(g)(h)	0.35	%(g)	0.35	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.35	%(g)(h)	0.35	%(g)	0.35	%(g)(h)

Net investment income	1.67	%(g)(h)	1.62	%(g)	1.68	%(g)(h)

Supplemental Data
Net assets, end of period (000)	$1,192,846		$1,278,339		$1,064,145

Portfolio turnover rate of the Master Portfolio	1%		3%		12%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares S&P 500 Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”) and an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At June 30, 2020, the percentage of the Master Portfolio owned by the Fund was 97.5%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Service, Investor A, and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Class G Shares are available only to investors on eligible platforms. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Investor A, Class K and Class G Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.

The Fund together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by BlackRock Advisors, LLC (“BAL” or the “Administrator”), are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BAL, an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

	Institutional	Service	Investor A	Investor C1	Class G	Class K	Investor P
Rate	0.09%	0.06%	0.09%	0.09%	0.0025%	0.02%	0.09%

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

For the six months ended June 30, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Service	Investor A	Investor C1	Class K	Class G	Investor P	Total
$1,585,479	$89,734	$1,093,936	$358	$811,944	$70,148	$522,923	$4,174,522

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service	Investor A	Investor C1	Investor P
Service Fee	0.15%	0.25%	0.15%	0.25%
Distribution Fee	—	—	0.75	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service	Investor A	Investor C1	Investor P	Total
$224,336	$3,038,710	$3,583	$1,452,564	$4,719,193

Other Fees: For the six months ended June 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares, which totaled $52,131.

For the six months ended June 30, 2020, affiliates received CDSCs as follows:

Investor A	$5,131
Investor P	2,718

Expense Waivers and Reimbursements: The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BAL has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2021. For the six months ended June 30, 2020, the amount waived was $6,827.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Institutional
Shares sold	2,121,015	$732,083,550	3,223,244	$1,104,433,015
Shares issued in reinvestment of distributions	111,109	37,276,780	220,615	78,052,535
Shares redeemed	(2,879,830)	(1,002,755,878)	(5,427,226)	(1,853,297,343)

Net decrease	(647,706)	$(233,395,548)	(1,983,367)	$(670,811,793)

Service
Shares sold	96,874	$33,883,817	212,558	$72,901,799
Shares issued in reinvestment of distributions	9,059	3,044,675	18,054	6,382,743
Shares redeemed	(142,988)	(50,448,448)	(428,101)	(147,524,042)

Net decrease	(37,055)	$(13,519,956)	(197,489)	$(68,239,500)

Investor A
Shares sold and automatic conversion of shares	1,218,594	$423,149,112	2,971,948	$1,011,559,996
Shares issued in reinvestment of distributions	66,851	22,439,969	127,334	45,112,382
Shares redeemed	(1,621,486)	(570,932,407)	(3,390,182)	(1,164,300,953)

Net decrease	(336,041)	$(125,343,326)	(290,900)	$(107,628,575)

Investor C1(a)
Shares sold	—	$—	15	$5,682
Shares issued in reinvestment of distributions	—	—	59	21,074

Shares redeemed and automatic conversion of shares	(6,810)	(2,616,935)	(761)	(268,842)

Net decrease	(6,810)	$(2,616,935)	(687)	$(242,086)

			Period from 07/01/19 (b) to 12/31/19
Class G
Shares sold	2,280,776	$778,723,325	15,586,185	$5,355,968,816
Shares issued in reinvestment of distributions	195,116	65,398,986	164,870	60,324,797
Shares redeemed	(1,785,458)	(642,005,484)	(605,458)	(222,735,249)

Net increase	690,434	$202,116,827	15,145,597	$5,193,558,364

			Year Ended December 31, 2019
Class K
Shares sold	5,606,337	$1,931,713,361	10,010,359	$3,453,144,534
Shares issued in reinvestment of distributions	255,556	85,963,024	382,884	134,229,627
Shares redeemed	(4,313,103)	(1,499,398,078)	(19,774,859)	(6,743,443,728)

Net increase (decrease)	1,548,790	$518,278,307	(9,381,616)	$(3,156,069,567)

Investor P
Shares sold	152,925	$53,167,347	213,019	$73,377,508
Shares issued in reinvestment of distributions	33,524	11,262,560	62,206	22,021,815
Shares redeemed	(274,162)	(94,504,646)	(512,490)	(176,010,576)

Net decrease	(87,713)	$(30,074,739)	(237,265)	$(80,611,253)

	1,123,899	$315,444,630	3,054,273	$1,109,955,590

(a)	On February 24, 2020, the Fund’s issued and outstanding Investor C1 Shares converted into Investor A Shares.
(b)	Commencement of operations.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of June 30, 2020, shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Class G Shares	143
Investor P Shares	589

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	19

Master Portfolio Information as of June 30, 2020	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Microsoft Corp.	6%
Apple, Inc.	6
Amazon.com, Inc.	4
Alphabet, Inc.	3
Facebook, Inc., Class A	2
Johnson & Johnson	1
Berkshire Hathaway, Inc., Class B	1
Visa, Inc., Class A	1
Procter & Gamble Co.	1
JPMorgan Chase & Co.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	27%
Health Care	14
Consumer Discretionary	11
Communication Services	11
Financials	10
Industrials	8
Consumer Staples	7
Utilities	3
Real Estate	3
Energy	3
Materials	2
Short-Term Securities	2
Investment Companies	— (a)
Liabilities in Excess of Other Assets	(1)

(a)	Represents less than 1%.

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Aerospace & Defense — 1.7%
Boeing Co.	469,852	$86,123,872
General Dynamics Corp.	204,034	30,494,922
Howmet Aerospace, Inc.	339,873	5,386,987
Huntington Ingalls Industries, Inc.	35,861	6,257,386
L3Harris Technologies, Inc.	189,219	32,104,788
Lockheed Martin Corp.	216,123	78,867,605
Northrop Grumman Corp.	136,467	41,955,414
Raytheon Technologies Corp.	1,287,420	79,330,820
Teledyne Technologies, Inc.(a)	30,627	9,523,466
Textron, Inc.(b)	195,208	6,424,295
TransDigm Group, Inc.	44,575	19,704,379

		396,173,934

Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.	118,262	9,349,794
Expeditors International of Washington, Inc.	148,661	11,304,183
FedEx Corp.	208,997	29,305,559
United Parcel Service, Inc., Class B	616,741	68,569,264

		118,528,800

Airlines — 0.2%
Alaska Air Group, Inc.	104,278	3,781,120
American Airlines Group, Inc.	333,289	4,356,087
Delta Air Lines, Inc.	501,167	14,057,735
Southwest Airlines Co.	474,003	16,201,423
United Airlines Holdings, Inc.(a)	219,251	7,588,277

		45,984,642

Auto Components — 0.1%
Aptiv PLC	222,275	17,319,668
BorgWarner, Inc.	176,581	6,233,309

		23,552,977

Automobiles — 0.2%
Ford Motor Co.	3,390,483	20,614,137
General Motors Co.	1,094,737	27,696,846

		48,310,983

Banks — 3.6%
Bank of America Corp.	6,838,485	162,414,019
Citigroup, Inc.	1,825,690	93,292,759
Citizens Financial Group, Inc.	374,540	9,453,390
Comerica, Inc.	123,273	4,696,701
Fifth Third Bancorp	611,953	11,798,454
First Republic Bank	146,729	15,551,807
Huntington Bancshares, Inc.	906,047	8,186,135
JPMorgan Chase & Co.	2,665,067	250,676,202
KeyCorp	858,569	10,457,370
M&T Bank Corp.	115,028	11,959,461
People’s United Financial, Inc.	379,790	4,394,170
PNC Financial Services Group, Inc.	372,506	39,191,356
Regions Financial Corp.(b)	833,745	9,271,244
SVB Financial Group(a)	45,318	9,767,389
Truist Financial Corp.	1,181,407	44,361,833
U.S. Bancorp	1,207,529	44,461,218
Wells Fargo & Co.	3,273,507	83,801,779
Zions Bancorp. NA	145,771	4,956,214

		818,691,501

Beverages — 1.7%
Brown-Forman Corp., Class B(b)	159,978	10,184,200
Coca-Cola Co.	3,387,177	151,339,068
Constellation Brands, Inc., Class A	145,838	25,514,358
Molson Coors Beverage Co., Class B	161,725	5,556,871
Monster Beverage Corp.(a)	332,387	23,041,067
PepsiCo, Inc.	1,214,112	160,578,453

		376,214,017

Security	Shares	Value

Biotechnology — 2.5%
AbbVie, Inc.	1,544,161	$151,605,727
Alexion Pharmaceuticals, Inc.(a)	192,675	21,625,842
Amgen, Inc.	514,855	121,433,700
Biogen, Inc.(a)	143,130	38,294,432
Gilead Sciences, Inc.	1,101,542	84,752,641
Incyte Corp.(a)	155,660	16,183,970
Regeneron Pharmaceuticals, Inc.(a)	88,764	55,357,669
Vertex Pharmaceuticals, Inc.(a)	227,675	66,096,329

		555,350,310

Building Products — 0.4%
Allegion PLC	81,467	8,327,557
AO Smith Corp.	116,550	5,491,836
Carrier Global Corp.	706,396	15,696,119
Fortune Brands Home & Security, Inc.	122,796	7,850,348
Johnson Controls International PLC	653,975	22,326,706
Masco Corp.	233,628	11,730,462
Trane Technologies PLC	208,613	18,562,385

		89,985,413

Capital Markets — 2.7%
Ameriprise Financial, Inc.	106,629	15,998,615
Bank of New York Mellon Corp.	709,810	27,434,157
BlackRock, Inc.(e)	134,888	73,391,212
Cboe Global Markets, Inc.	95,502	8,908,427
Charles Schwab Corp.	995,432	33,585,876
CME Group, Inc.	315,229	51,237,322
E*Trade Financial Corp.	198,933	9,892,938
Franklin Resources, Inc.	241,326	5,060,606
Goldman Sachs Group, Inc.	271,334	53,621,025
Intercontinental Exchange, Inc.	478,868	43,864,309
Invesco Ltd.	327,515	3,524,061
MarketAxess Holdings, Inc.(b)	33,020	16,540,378
Moody’s Corp.	141,371	38,838,855
Morgan Stanley	1,046,939	50,567,154
MSCI, Inc.	73,753	24,620,226
Nasdaq, Inc.	99,903	11,935,411
Northern Trust Corp.	184,482	14,636,802
Raymond James Financial, Inc.	108,288	7,453,463
S&P Global, Inc.	211,055	69,538,401
State Street Corp.	307,805	19,561,008
T. Rowe Price Group, Inc.	198,932	24,568,102

		604,778,348

Chemicals — 1.8%
Air Products & Chemicals, Inc.	191,928	46,342,935
Albemarle Corp.(b)	90,674	7,000,940
Celanese Corp.	106,350	9,182,259
CF Industries Holdings, Inc.	190,977	5,374,093
Corteva, Inc.(a)	651,621	17,456,927
Dow, Inc.(a)	645,609	26,315,023
DuPont de Nemours, Inc.	645,009	34,269,328
Eastman Chemical Co.	118,841	8,276,087
Ecolab, Inc.	218,343	43,439,340
FMC Corp.	112,854	11,242,515
International Flavors & Fragrances, Inc.	93,335	11,429,804
Linde PLC	462,000	97,994,820
LyondellBasell Industries NV, Class A	223,528	14,690,260
Mosaic Co.(b)	301,320	3,769,513
PPG Industries, Inc.	205,885	21,836,163
Sherwin-Williams Co.	70,550	40,767,317

		399,387,324

Commercial Services & Supplies — 0.4%
Cintas Corp.	72,994	19,442,682
Copart, Inc.(a)	178,107	14,830,970

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Republic Services, Inc.	183,397	$15,047,724
Rollins, Inc.(b)	120,824	5,121,729
Waste Management, Inc.	339,829	35,991,289

		90,434,394

Communications Equipment — 1.0%
Arista Networks, Inc.(a)(b)	47,229	9,919,507
Cisco Systems, Inc.	3,715,175	173,275,762
F5 Networks, Inc.(a)	51,988	7,251,286
Juniper Networks, Inc.	290,641	6,644,053
Motorola Solutions, Inc.	149,180	20,904,594

		217,995,202

Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.	111,963	9,494,463
Quanta Services, Inc.	121,753	4,776,370

		14,270,833

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	54,531	11,264,469
Vulcan Materials Co.	115,239	13,350,438

		24,614,907

Consumer Finance — 0.5%
American Express Co.	578,861	55,107,567
Capital One Financial Corp.	397,815	24,899,241
Discover Financial Services	264,542	13,250,909
Synchrony Financial	473,928	10,502,244

		103,759,961

Containers & Packaging — 0.3%
Amcor PLC(a)	1,410,632	14,402,553
Avery Dennison Corp.	72,705	8,294,913
Ball Corp.	284,827	19,792,628
International Paper Co.	341,409	12,021,011
Packaging Corp. of America	81,400	8,123,720
Sealed Air Corp.	133,968	4,400,849
Westrock Co.	221,545	6,260,862

		73,296,536

Distributors — 0.1%
Genuine Parts Co.	127,513	11,088,530
LKQ Corp.(a)	263,623	6,906,923

		17,995,453

Diversified Consumer Services — 0.0%
H&R Block, Inc.	171,262	2,445,621

Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc., Class B(a)	1,703,091	304,018,774

Diversified Telecommunication Services — 1.8%
AT&T, Inc.	6,251,352	188,978,371
CenturyLink, Inc.	857,752	8,603,253
Verizon Communications, Inc.	3,622,635	199,715,867

		397,297,491

Electric Utilities — 1.9%
Alliant Energy Corp.	226,714	10,845,998
American Electric Power Co., Inc.	437,484	34,841,226
Duke Energy Corp.	645,289	51,552,138
Edison International	333,137	18,092,670
Entergy Corp.	173,355	16,262,433
Evergy, Inc.	198,431	11,764,974
Eversource Energy	296,144	24,659,911
Exelon Corp.	846,400	30,715,856
FirstEnergy Corp.	470,441	18,243,702
NextEra Energy, Inc.	429,255	103,094,173
Pinnacle West Capital Corp.	96,814	7,095,498

Security	Shares	Value

Electric Utilities (continued)
PPL Corp.	668,523	$17,274,634
Southern Co.	928,516	48,143,555
Xcel Energy, Inc.	456,576	28,536,000

		421,122,768

Electrical Equipment — 0.4%
AMETEK, Inc.	199,032	17,787,490
Eaton Corp. PLC	353,585	30,931,616
Emerson Electric Co.	530,381	32,899,533
Rockwell Automation, Inc.	100,605	21,428,865

		103,047,504

Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	258,151	24,733,447
CDW Corp.	125,101	14,534,234
Corning, Inc.	669,652	17,343,987
FLIR Systems, Inc.	113,633	4,610,091
IPG Photonics Corp.(a)(b)	29,995	4,810,898
Keysight Technologies, Inc.(a)(b)	163,321	16,459,491
TE Connectivity Ltd.	291,222	23,749,154
Zebra Technologies Corp., Class A(a)(b)	47,038	12,039,376

		118,280,678

Energy Equipment & Services — 0.2%
Baker Hughes Co.	572,371	8,808,790
Halliburton Co.	750,650	9,743,437
National Oilwell Varco, Inc.	342,352	4,193,812
Schlumberger Ltd.	1,205,365	22,166,662
TechnipFMC PLC	362,703	2,480,889

		47,393,590

Entertainment — 2.0%
Activision Blizzard, Inc.	676,656	51,358,191
Electronic Arts, Inc.(a)	254,221	33,569,883
Live Nation Entertainment, Inc.(a)(b)	125,402	5,559,071
Netflix, Inc.(a)	385,482	175,409,729
Take-Two Interactive Software, Inc.(a)(b)	98,542	13,753,507
Walt Disney Co.	1,582,473	176,461,564

		456,111,945

Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc.	111,256	18,051,286
American Tower Corp.	388,513	100,446,151
Apartment Investment & Management Co., Class A	128,731	4,845,435
AvalonBay Communities, Inc.	121,601	18,804,379
Boston Properties, Inc.	125,203	11,315,847
Crown Castle International Corp.(b)	365,601	61,183,327
Digital Realty Trust, Inc.(b)	235,250	33,431,377
Duke Realty Corp.	320,492	11,342,212
Equinix, Inc.	77,610	54,505,503
Equity Residential(b)	303,932	17,877,280
Essex Property Trust, Inc.	57,537	13,185,754
Extra Space Storage, Inc.	112,839	10,422,938
Federal Realty Investment Trust	61,405	5,232,320
Healthpeak Properties, Inc.	483,477	13,324,626
Host Hotels & Resorts, Inc.(b)	624,435	6,737,654
Iron Mountain, Inc.	252,876	6,600,064
Kimco Realty Corp.	361,070	4,636,139
Mid-America Apartment Communities, Inc.	99,445	11,403,358
Prologis, Inc.	648,611	60,534,865
Public Storage	130,798	25,098,828
Realty Income Corp.	303,861	18,079,730
Regency Centers Corp.	143,993	6,607,839
SBA Communications Corp.	98,040	29,208,077
Simon Property Group, Inc.	267,179	18,269,700
SL Green Realty Corp.	70,082	3,454,342
UDR, Inc.	255,798	9,561,729

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Ventas, Inc.	326,439	$11,954,196
Vornado Realty Trust	135,460	5,175,927
Welltower, Inc.	368,719	19,081,208
Weyerhaeuser Co.	648,783	14,571,666

		624,943,757

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.(b)	386,638	117,232,508
Kroger Co.	698,289	23,637,083
Sysco Corp.	444,246	24,282,486
Walgreens Boots Alliance, Inc.	652,782	27,671,429
Walmart, Inc.	1,239,866	148,511,149

		341,334,655

Food Products — 1.1%
Archer-Daniels-Midland Co.	484,698	19,339,450
Campbell Soup Co.	147,082	7,299,680
Conagra Brands, Inc.	423,722	14,902,303
General Mills, Inc.	526,236	32,442,449
Hershey Co.	129,129	16,737,701
Hormel Foods Corp.(b)	242,105	11,686,408
J.M. Smucker Co.	99,331	10,510,213
Kellogg Co.	216,799	14,321,742
Kraft Heinz Co.	542,255	17,292,512
Lamb Weston Holdings, Inc.	128,399	8,208,548
McCormick & Co., Inc.	107,590	19,302,722
Mondelez International, Inc., Class A	1,253,632	64,098,204
Tyson Foods, Inc., Class A	257,012	15,346,187

		251,488,119

Gas Utilities — 0.0%
Atmos Energy Corp.	109,515	10,905,504

Health Care Equipment & Supplies — 3.8%
Abbott Laboratories	1,548,578	141,586,487
ABIOMED, Inc.(a)(b)	39,437	9,526,402
Align Technology, Inc.(a)	62,445	17,137,406
Baxter International, Inc.	444,533	38,274,291
Becton Dickinson & Co.	259,026	61,977,151
Boston Scientific Corp.(a)	1,251,798	43,950,628
Cooper Cos., Inc.(b)	43,163	12,242,753
Danaher Corp.	551,872	97,587,526
DENTSPLY SIRONA, Inc.	191,806	8,450,972
DexCom, Inc.(a)(b)	80,946	32,815,508
Edwards Lifesciences Corp.(a)	544,797	37,650,921
Hologic, Inc.(a)	223,962	12,765,834
IDEXX Laboratories, Inc.(a)	74,690	24,659,650
Intuitive Surgical, Inc.(a)(b)	102,215	58,245,173
Medtronic PLC	1,175,033	107,750,526
ResMed, Inc.(b)	125,192	24,036,864
STERIS PLC	73,941	11,345,507
Stryker Corp.	283,298	51,047,467
Teleflex, Inc.(b)	40,309	14,671,670
Varian Medical Systems, Inc.(a)(b)	79,598	9,752,347
West Pharmaceutical Services, Inc.	64,375	14,624,069
Zimmer Biomet Holdings, Inc.	179,086	21,375,705

		851,474,857

Health Care Providers & Services — 2.8%
AmerisourceBergen Corp.	130,884	13,189,181
Anthem, Inc.	220,774	58,059,146
Cardinal Health, Inc.	254,665	13,290,966
Centene Corp.(a)	508,314	32,303,355
Cigna Corp.(a)	325,135	61,011,583
CVS Health Corp.	1,145,066	74,394,938
DaVita, Inc.(a)	72,091	5,705,282
HCA Healthcare, Inc.	230,347	22,357,480

Security	Shares	Value

Health Care Providers & Services (continued)
Henry Schein, Inc.(a)(b)	128,011	$7,474,562
Humana, Inc.	115,301	44,707,963
Laboratory Corp. of America Holdings(a)	84,938	14,109,051
McKesson Corp.	140,617	21,573,460
Quest Diagnostics, Inc.	126,586	13,378,562
UnitedHealth Group, Inc.	830,096	244,836,815
Universal Health Services, Inc., Class B	69,185	6,426,595

		632,818,939

Health Care Technology — 0.1%
Cerner Corp.(b)	273,479	18,746,985

Hotels, Restaurants & Leisure — 1.5%
Carnival Corp.(b)	417,773	6,859,833
Chipotle Mexican Grill, Inc.(a)	22,265	23,430,795
Darden Restaurants, Inc.	114,785	8,697,259
Domino’s Pizza, Inc.	33,697	12,449,020
Hilton Worldwide Holdings, Inc.	245,675	18,044,829
Las Vegas Sands Corp.	294,236	13,399,507
Marriott International, Inc., Class A	236,267	20,255,170
McDonald’s Corp.	652,275	120,325,169
MGM Resorts International	425,866	7,154,549
Norwegian Cruise Line Holdings Ltd.(a)(b)	225,621	3,706,953
Royal Caribbean Cruises Ltd.	146,997	7,393,949
Starbucks Corp.	1,028,278	75,670,978
Wynn Resorts Ltd.	85,011	6,332,469
Yum! Brands, Inc.	263,349	22,887,662

		346,608,142

Household Durables — 0.4%
D.R. Horton, Inc.	292,058	16,194,616
Garmin Ltd.	126,070	12,291,825
Leggett & Platt, Inc.	117,117	4,116,663
Lennar Corp., Class A	243,688	15,016,055
Mohawk Industries, Inc.(a)(b)	50,377	5,126,363
Newell Brands, Inc.	333,665	5,298,600
NVR, Inc.(a)	3,042	9,913,117
PulteGroup, Inc.	224,355	7,634,801
Whirlpool Corp.	55,454	7,182,957

		82,774,997

Household Products — 1.7%
Church & Dwight Co., Inc.	213,668	16,516,536
Clorox Co.	109,273	23,971,218
Colgate-Palmolive Co.	746,215	54,667,711
Kimberly-Clark Corp.	298,476	42,189,583
Procter & Gamble Co.	2,171,322	259,624,971

		396,970,019

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	582,112	8,434,803
NRG Energy, Inc.	219,075	7,133,082

		15,567,885

Industrial Conglomerates — 1.1%
3M Co.	504,228	78,654,526
General Electric Co.	7,679,838	52,453,293
Honeywell International, Inc.	615,562	89,004,110
Roper Technologies, Inc. (b)	90,602	35,177,132

		255,289,061

Insurance — 1.9%
Aflac, Inc.	623,963	22,481,387
Allstate Corp.	274,800	26,652,852
American International Group, Inc.	757,453	23,617,385
Aon PLC (b)	203,859	39,263,243
Arthur J Gallagher & Co.	168,313	16,408,834
Assurant, Inc.	52,112	5,382,648

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Chubb Ltd.	394,596	$49,963,746
Cincinnati Financial Corp.	132,290	8,470,529
Everest Re Group Ltd.	35,730	7,367,526
Globe Life, Inc.	87,904	6,525,114
Hartford Financial Services Group, Inc.	313,812	12,097,453
Lincoln National Corp.	169,602	6,239,658
Loews Corp.	224,555	7,699,991
Marsh & McLennan Cos., Inc.	445,448	47,827,752
MetLife, Inc.	680,602	24,855,585
Principal Financial Group, Inc.	227,817	9,463,518
Progressive Corp.	509,028	40,778,233
Prudential Financial, Inc.	350,015	21,315,913
Travelers Cos., Inc.	219,868	25,075,945
Unum Group	173,973	2,886,212
W.R. Berkley Corp.	124,448	7,129,626
Willis Towers Watson PLC	111,946	22,047,765

		433,550,915

Interactive Media & Services — 5.5%
Alphabet, Inc., Class A(a)	262,364	372,045,270
Alphabet, Inc., Class C(a)	256,655	362,810,075
Facebook, Inc., Class A(a)	2,105,934	478,194,433
Twitter, Inc.(a)	692,286	20,623,200

		1,233,672,978

Internet & Direct Marketing Retail — 4.9%
Amazon.com, Inc.(a)	367,029	1,012,566,946
Booking Holdings, Inc.(a)	35,967	57,271,693
eBay, Inc.	580,136	30,428,133
Expedia Group, Inc.	116,285	9,558,627

		1,109,825,399

IT Services — 5.7%
Accenture PLC, Class A	557,072	119,614,500
Akamai Technologies, Inc.(a)(b)	140,703	15,067,884
Automatic Data Processing, Inc.	376,743	56,093,265
Broadridge Financial Solutions, Inc.	99,873	12,602,974
Cognizant Technology Solutions Corp., Class A	476,757	27,089,333
DXC Technology Co.	220,706	3,641,649
Fidelity National Information Services, Inc.	541,579	72,620,328
Fiserv, Inc.(a)	491,787	48,008,247
FleetCor Technologies, Inc.(a)	73,405	18,463,560
Gartner, Inc.(a)	76,998	9,342,167
Global Payments, Inc.	261,682	44,386,501
International Business Machines Corp.	777,371	93,883,096
Jack Henry & Associates, Inc.(b)	67,031	12,335,715
Leidos Holdings, Inc.	116,021	10,867,687
Mastercard, Inc., Class A	774,789	229,105,107
Paychex, Inc.	277,374	21,011,081
PayPal Holdings, Inc.(a)	1,028,558	179,205,660
VeriSign, Inc.(a)	89,959	18,606,220
Visa, Inc., Class A(b)	1,478,273	285,557,995
Western Union Co.	365,039	7,892,143

		1,285,395,112

Leisure Products — 0.0%
Hasbro, Inc.	112,430	8,426,628

Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc.	269,449	23,811,208
Bio-Rad Laboratories, Inc., Class A(a)	18,020	8,135,850
Illumina, Inc.(a)	127,991	47,401,467
IQVIA Holdings, Inc.(a)	157,120	22,292,185
Mettler-Toledo International, Inc.(a)	21,205	17,081,688
PerkinElmer, Inc.	95,779	9,394,962
Thermo Fisher Scientific, Inc.	346,314	125,483,415
Waters Corp.(a)	55,926	10,089,050

		263,689,825

Security	Shares	Value

Machinery — 1.5%
Caterpillar, Inc.	474,438	$60,016,407
Cummins, Inc.	129,916	22,509,246
Deere & Co.	274,155	43,083,458
Dover Corp.	126,740	12,238,014
Flowserve Corp.	112,148	3,198,461
Fortive Corp.	257,294	17,408,512
IDEX Corp.	66,471	10,505,077
Illinois Tool Works, Inc.	251,320	43,943,302
Ingersoll Rand, Inc.(a)(b)	304,349	8,558,294
Otis Worldwide Corp.	353,198	20,082,838
PACCAR, Inc.	301,147	22,540,853
Parker-Hannifin Corp.	111,852	20,499,116
Pentair PLC	147,777	5,614,048
Snap-on, Inc.	46,909	6,497,366
Stanley Black & Decker, Inc.	136,441	19,017,147
Westinghouse Air Brake Technologies Corp.(b)	158,550	9,127,724
Xylem, Inc.	156,792	10,185,208

		335,025,071

Media — 1.2%
Charter Communications, Inc., Class A(a)	132,211	67,432,899
Comcast Corp., Class A	3,985,641	155,360,286
Discovery, Inc., Class A(a)(b)	134,754	2,843,309
Discovery, Inc., Class C(a)	296,694	5,714,326
DISH Network Corp., Class A(a)	226,383	7,812,477
Fox Corp., Class A	303,158	8,130,698
Fox Corp., Class B(a)	133,124	3,573,048
Interpublic Group of Cos., Inc.	340,340	5,840,234
News Corp., Class A	332,273	3,940,758
News Corp., Class B	114,231	1,365,061
Omnicom Group, Inc.	189,576	10,350,850
ViacomCBS, Inc., Class B	476,020	11,100,786

		283,464,732

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	1,270,884	14,704,128
Newmont Corp.(b)	703,717	43,447,488
Nucor Corp.	264,725	10,962,262

		69,113,878

Multi-Utilities — 1.0%
Ameren Corp.	214,214	15,072,097
CenterPoint Energy, Inc.	482,886	9,015,482
CMS Energy Corp.	247,137	14,437,744
Consolidated Edison, Inc.	289,441	20,819,491
Dominion Energy, Inc.	737,301	59,854,095
DTE Energy Co.	167,263	17,980,773
NiSource, Inc.	321,488	7,310,637
Public Service Enterprise Group, Inc.	440,328	21,646,524
Sempra Energy	257,508	30,187,663
WEC Energy Group, Inc.	274,645	24,072,634

		220,397,140

Multiline Retail — 0.5%
Dollar General Corp.	221,676	42,231,495
Dollar Tree, Inc.(a)	206,058	19,097,456
Kohl’s Corp.	132,816	2,758,588
Target Corp.	436,466	52,345,367

		116,432,906

Oil, Gas & Consumable Fuels — 2.6%
Apache Corp.	317,469	4,285,832
Cabot Oil & Gas Corp.	360,902	6,200,296
Chevron Corp.	1,639,214	146,267,065
Concho Resources, Inc.	176,012	9,064,618
ConocoPhillips	942,843	39,618,263
Devon Energy Corp.	330,941	3,752,871

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Diamondback Energy, Inc.	136,845	$5,722,858
EOG Resources, Inc.	506,533	25,660,962
Exxon Mobil Corp.	3,710,967	165,954,444
Hess Corp.	226,905	11,755,948
HollyFrontier Corp.	129,331	3,776,465
Kinder Morgan, Inc.	1,695,979	25,728,001
Marathon Oil Corp.	684,055	4,186,417
Marathon Petroleum Corp.	565,354	21,132,933
Noble Energy, Inc.	412,314	3,694,333
Occidental Petroleum Corp.	780,181	14,277,312
ONEOK, Inc.	361,298	12,002,320
Phillips 66	386,895	27,817,751
Pioneer Natural Resources Co.	144,347	14,102,702
Valero Energy Corp.	357,549	21,031,032
Williams Cos., Inc.	1,055,312	20,072,034

		586,104,457

Personal Products — 0.2%
Coty, Inc., Class A	246,388	1,101,354
Estee Lauder Cos., Inc., Class A	197,477	37,259,961

		38,361,315

Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	1,986,644	116,814,667
Eli Lilly & Co.	739,107	121,346,587
Johnson & Johnson	2,306,607	324,378,143
Merck & Co., Inc.	2,209,404	170,853,211
Mylan NV(a)	452,280	7,272,663
Perrigo Co. PLC	116,394	6,433,097
Pfizer, Inc.	4,863,259	159,028,569
Zoetis, Inc.	414,706	56,831,310

		962,958,247

Professional Services — 0.3%
Equifax, Inc.	105,425	18,120,449
IHS Markit Ltd.	349,134	26,359,617
Nielsen Holdings PLC	313,402	4,657,153
Robert Half International, Inc.	103,512	5,468,539
Verisk Analytics, Inc.(b)	142,679	24,283,966

		78,889,724

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)(b)	291,463	13,179,957

Road & Rail — 1.0%
CSX Corp.	669,042	46,658,989
JB Hunt Transport Services, Inc.	73,282	8,818,756
Kansas City Southern	82,498	12,316,126
Norfolk Southern Corp.	223,865	39,303,978
Old Dominion Freight Line, Inc.(b)	83,696	14,194,005
Union Pacific Corp.	595,643	100,705,362

		221,997,216

Semiconductors & Semiconductor Equipment — 4.8%
Advanced Micro Devices, Inc.(a)	1,028,786	54,124,432
Analog Devices, Inc.	320,675	39,327,582
Applied Materials, Inc.(b)	804,298	48,619,814
Broadcom, Inc.	350,066	110,484,330
Intel Corp.	3,708,362	221,871,299
KLA Corp.	137,389	26,719,413
Lam Research Corp.	126,318	40,858,820
Maxim Integrated Products, Inc.	235,615	14,280,625
Microchip Technology, Inc.	215,006	22,642,282
Micron Technology, Inc.(a)	974,972	50,230,557
NVIDIA Corp.	538,850	204,714,504
Qorvo, Inc.(a)	99,482	10,995,745
QUALCOMM, Inc.	985,455	89,883,351

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions, Inc.	148,343	$18,967,136
Texas Instruments, Inc.	803,790	102,057,216
Xilinx, Inc.	212,901	20,947,329

		1,076,724,435

Software — 9.3%
Adobe, Inc.(a)	422,853	184,072,139
ANSYS, Inc.(a)	74,514	21,737,969
Autodesk, Inc.(a)(b)	191,579	45,823,781
Cadence Design Systems, Inc.(a)	244,308	23,443,796
Citrix Systems, Inc.(b)	100,790	14,907,849
Fortinet, Inc.(a)	118,007	16,198,821
Intuit, Inc.	228,604	67,710,219
Microsoft Corp.	6,642,279	1,351,770,199
NortonLifeLock, Inc.	472,334	9,366,383
Oracle Corp.	1,824,314	100,829,835
Paycom Software, Inc.(a)	42,795	13,254,895
salesforce.com, Inc.(a)	789,826	147,958,105
ServiceNow, Inc.(a)	167,282	67,759,247
Synopsys, Inc.(a)	130,891	25,523,745
Tyler Technologies, Inc.(a)(b)	34,089	11,824,792

		2,102,181,775

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	59,306	8,448,140
AutoZone, Inc.(a)	20,282	22,880,530
Best Buy Co., Inc.	198,275	17,303,459
CarMax, Inc.(a)	144,768	12,963,974
Gap, Inc.	180,058	2,272,332
Home Depot, Inc.	942,377	236,074,862
L Brands, Inc.	200,125	2,995,871
Lowe’s Cos., Inc.	662,364	89,498,624
O’Reilly Automotive, Inc.(a)	64,549	27,218,377
Ross Stores, Inc.	314,953	26,846,594
Tiffany & Co.	94,104	11,475,042
TJX Cos., Inc.	1,045,674	52,869,277
Tractor Supply Co.	103,755	13,673,872
Ulta Beauty, Inc.(a)(b)	49,300	10,028,606

		534,549,560

Technology Hardware, Storage & Peripherals — 6.0%
Apple, Inc.	3,568,959	1,301,956,243
Hewlett Packard Enterprise Co.	1,126,665	10,962,450
HP, Inc.	1,256,230	21,896,089
NetApp, Inc.	199,758	8,863,263
Seagate Technology PLC	198,698	9,618,970
Western Digital Corp.	259,683	11,465,005
Xerox Holdings Corp.(a)	160,203	2,449,504

		1,367,211,524

Textiles, Apparel & Luxury Goods — 0.6%
Hanesbrands, Inc.	313,302	3,537,179
NIKE, Inc., Class B	1,317,547	106,374,151
PVH Corp.	63,061	3,030,081
Ralph Lauren Corp.	42,619	3,090,730
Tapestry, Inc.	237,843	3,158,555
Under Armour, Inc., Class A(a)	164,871	1,605,843
Under Armour, Inc., Class C(a)	169,421	1,497,682
VF Corp.	285,137	17,376,249

		139,670,470

Tobacco — 0.7%
Altria Group, Inc.	1,626,548	63,842,009
Philip Morris International, Inc.	1,364,925	95,626,645

		159,468,654

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	S&P 500 Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors — 0.2%
Fastenal Co.	499,361	$21,392,626
United Rentals, Inc.(a)	64,479	9,609,950
W.W. Grainger, Inc.	37,989	11,934,624

		42,937,200

Water Utilities — 0.1%
American Water Works Co., Inc.	157,399	20,250,955

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.(a)	818,787	50,249,913

Total Common Stocks — 99.4% (Cost — $13,456,604,388)		22,451,696,812

Investment Companies — 0.1%
iShares Core S&P 500 ETF (e)	45,152	13,983,123

Total Investment Companies — 0.1% (Cost — $11,189,428)		13,983,123

Total Long-Term Investments — 99.5% (Cost — $13,467,793,816)		22,465,679,935

Security	Shares	Value

Short-Term Securities — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.55% (c)(d)(e)	347,655,469	$348,107,421
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.16% (d)(e)	55,054,308	55,054,308

Total Short-Term Securities — 1.8% (Cost — $402,730,975)		403,161,729

Total Investments — 101.3% (Cost — $13,870,524,791)		22,868,841,664

Liabilities in Excess of Other Assets — (1.3)%		(301,152,250)

Net Assets — 100.0%		$22,567,689,414

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	All or a portion of this security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.

(e)

Investments in issuers considered to be an affiliate/affiliates of the Master Portfolio during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock, Inc.	100,848	34,040		—		134,888	$73,391,212	$847,507		$—	$5,919,586
BlackRock Cash Funds: Institutional, SL Agency Shares	139,348,114	208,307,355	(b)	—		347,655,469	348,107,421	1,070,955	(c)	(51,736)	414,266
BlackRock Cash Funds: Treasury, SL Agency Shares	215,380,072	—		(160,325,764	)(b)	55,054,308	55,054,308	914,818		—	—
iShares Core S&P 500 ETF	292,674	71,582		(319,104)		45,152	13,983,123	622,628		(2,419,239)	(3,653,158)

							$490,536,064	$3,455,908		$(2,470,975)	$2,680,694

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	495	09/18/20	$76,482	$422,383

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	S&P 500 Index Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$422,383	$—	$—	$—	$422,383

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(18,020,384)	$—	$—	$—	$(18,020,384)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,923,103)	$—	$—	$—	$(1,923,103)

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$238,613,583

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$22,465,679,935	$—	$—	$22,465,679,935
Short-Term Securities	403,161,729	—	—	403,161,729

	$22,868,841,664	$—	$—	$22,868,841,664

Derivative Financial Instruments (a)
Assets:
Equity contracts	$422,383	$—	$—	$422,383

The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.
(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	27

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

S&P 500 Index Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $343,981,568, cost — $13,407,989,404)	$22,378,305,600
Investments at value — affiliated (cost — $462,535,387)	490,536,064
Cash pledged for futures contracts	5,611,800
Receivables:
Securities lending income — affiliated	256,175
Contributions from investors	22,796,015
Dividends — affiliated	29,024
Dividends — unaffiliated	17,377,752
Variation margin on futures contracts	983,561
Prepaid expenses	89,478

Total assets	22,915,985,469

LIABILITIES
Cash collateral on securities loaned at value	347,733,132
Payables:
Investment advisory fees	470,663
Professional fees	9,974
Trustees’ fees	82,286

Total liabilities	348,296,055

NET ASSETS	$22,567,689,414

NET ASSETS CONSIST OF
Investors’ capital	$13,568,950,158
Net unrealized appreciation (depreciation)	8,998,739,256

NET ASSETS	$22,567,689,414

See notes to financial statements.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$2,384,953
Dividends — unaffiliated	$217,579,833
Securities lending income — affiliated — net	1,070,955
Foreign taxes withheld	(1,149,838)

Total investment income	219,885,903

EXPENSES
Investment advisory	1,088,781
Trustees	152,620
Professional	37,075

Total expenses	1,278,476
Less fees waived and/or reimbursed by the Manager	(300,242)

Total expenses after fees waived and/or reimbursed	978,234

Net investment income	218,907,669

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	(18,020,384)
Investments — affiliated	(2,470,975)
Investments — unaffiliated	(38,555,350)

(59,046,709)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(1,923,103)
Investments — affiliated	2,680,694
Investments — unaffiliated	(783,930,569)

(783,172,978)

Net realized and unrealized loss	(842,219,687)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(623,312,018)

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$218,907,669	$393,599,409
Net realized gain (loss)	(59,046,709)	53,806,401
Net change in unrealized appreciation (depreciation)	(783,172,978)	4,979,951,890

Net increase (decrease) in net assets resulting from operations	(623,312,018)	5,427,357,700

CAPITAL TRANSACTIONS
Proceeds from contributions	3,990,257,080	11,063,823,888
Value of withdrawals	(4,007,213,993)	(10,540,152,052)

Net increase (decrease) in net assets derived from capital transactions	(16,956,913)	523,671,836

NET ASSETS
Total increase (decrease) in net assets	(640,268,931)	5,951,029,536
Beginning of period	23,207,958,345	17,256,928,809

End of period	$22,567,689,414	$23,207,958,345

See notes to financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

	S&P 500 Index Master Portfolio
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Total Return
Total return	(3.03	)% (a)	31.44%	(4.38)%	21.77%	11.92%	1.35%

Ratios to Average Net Assets
Total expenses	0.01	% (b)	0.03%	0.04%	0.04%	0.04%	0.05%

Total expenses after fees waived and/or reimbursed	0.01	% (b)	0.02%	0.04%	0.04%	0.04%	0.04%

Net investment income	2.01	% (b)	1.95%	1.92%	1.93%	2.11%	2.00%

Supplemental Data
Net assets, end of period (000)	$22,567,689		$23,207,958	$17,256,929	$13,775,074	$9,791,759	$7,209,857

Portfolio turnover rate	1%		3%	12%	11%	4%	2%

(a)	Aggregate total return.
(b)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Bank of America N.A.	$231,243,727	$(231,243,727)	$—
Barclays Bank PLC.	4,051,200	(4,051,200)	—
Barclays Capital, Inc.	294,924	(294,924)	—
BNP Paribas Securities Corp.	1,359,892	(1,359,892)	—
Citigroup Global Markets, Inc	32,239,790	(32,239,790)	—
Credit Suisse Securities (USA) LLC.	593,565	(588,633)	4,932
Goldman Sachs & Co	14,311,883	(14,311,883)	—
HSBC Bank PLC.	14,538,917	(14,505,735)	33,182
Jefferies LLC.	312,192	(312,192)	—
JP Morgan Securities LLC.	19,313,625	(19,313,625)	—
Scotia Capital (USA), Inc.	17,931	(17,931)	—
State Street Bank & Trust Company	960,992	(960,992)	—
UBS AG.	13,750,796	(13,750,796)	—
UBS Securities LLC.	5,340,901	(5,340,901)	—
Virtu Americas, LLC.	610,738	(610,306)	432
Wells Fargo Securities LLC.	5,040,495	(5,040,495)	—

	$343,981,568	$(343,943,022)	$38,546

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of June 30, 2020. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of of the Master Portfolio. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $106,473.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the Manager waived $4,074 in investment advisory fees pursuant to this arrangement.

The fees and expenses of the Master Portfolio’s Independent Trustees, counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2021. For the six months ended June 30, 2020, the amount waived and/or reimbursed was $189,695.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 75% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2020, the Master Portfolio retained 73.5% of securities lending income (which excluded collateral investment fees) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 80% of securities lending income (which excluded collateral investment fees), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Master Portfolio paid BTC $ 345,176 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$108,714,886	$ 32,403,279	$(32,510,222)

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, excluding short-term securities, were $609,036,043 and $296,704,989, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$13,658,331,188

Gross unrealized appreciation	$10,023,087,860
Gross unrealized depreciation	(812,155,001)
Net unrealized appreciation (depreciation)	$9,210,932,859

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	37

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of S&P 500 Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. iShares S&P 500 Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Master Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration of the Agreement entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Master Portfolio and the Portfolio. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; accounting oversight; administrative and shareholder services; oversight of the Master Portfolio and Portfolio service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Master Fund’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper classification or Morningstar category, regarding the fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Master Portfolio and the Portfolio; (g) a summary of aggregate amounts paid by the Master Portfolio and/or the

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

Portfolio to BlackRock; (h) sales and redemption data regarding the Portfolio’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Master Portfolio’s and the Portfolio’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and the Portfolio as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s fees and expenses compared to Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Portfolio. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and third-party services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for the Master Portfolio and the Portfolio, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Portfolio’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Portfolio’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to its Performance Peers and the performance of the Portfolio as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Portfolio’s net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	39

Disclosure of Investment Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with those of the Portfolio’s Expense Peers. The contractual advisory rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of the Portfolio’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s estimated profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the Portfolio’s total expense ratio ranked in the second and first quartiles, respectively, relative to the Portfolio’s Expense Peers. The Board further noted that BlackRock and the Board agreed to a lower advisory fee rate. This reduction was implemented on July 1, 2019. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio/Portfolio for certain other fees and expenses.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation/implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to more fully participate in these economies of scale. The Board considered the Master Portfolio’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Fund, on behalf of the Master Portfolio, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	41

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	43

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SPSF-6/20-SAR

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Funds III

•	iShares U.S. Aggregate Bond Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2020	iShares U.S. Aggregate Bond Index Fund

Investment Objective

iShares U.S. Aggregate Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund’s Institutional Shares returned 6.28%, Investor A Shares returned 6.16%, Class K Shares returned 6.30% and Investor P Shares returned 6.16%. For the same period, the benchmark Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) returned 6.14%.

Returns for the Fund’s respective share classes differ from the Index based on individual share class expenses. The Fund invests all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

During the first quarter of 2020, word of a virulent new strain of coronavirus that had initially taken hold in Wuhan, China in December 2019 increasingly dominated markets. Declared a pandemic by the World Health Organization in March, the coronavirus outbreak led to border closures, the lockdown of regions and countries, and the near shutdown of a number of economic sectors around the globe. Policymakers responded swiftly, with concerted waves of measures. Central banks worldwide delivered a swath of emergency rate cuts and launched or massively expanded quantitative easing (“QE”) programs. In general, the central banks strove to maintain lending liquidity to avert a credit crunch. The implications of possible economic damage from the coronavirus drove wild swings in financial markets amid a depth of “risk-off” fears not seen since the 2008 global financial crisis. March’s market collapse was exacerbated at the start by a short-lived oil price war between Saudi Arabia and Russia. Prices of sovereign bonds initially rallied strongly in this environment as their yields fell, and yields declined to below 1% across all U.S. Treasury maturities for the first time in history. The U.S. Fed led the global monetary policy response to the coronavirus, cutting interest rates two times during March at unscheduled meetings, and boosting QE bond purchases. In rapid succession, global governments followed up the actions of their central banks by adding fiscal stimulus measures running into the trillions of dollars. In Washington, D.C., lawmakers agreed to a $2 trillion package of spending and tax breaks to support the various sectors of the U.S. economy.

Investor sentiment was mixed during the second quarter of 2020, as increasingly positive macroeconomic data and the gradual reopening of the U.S. economy were juxtaposed with concerns over a possible second wave of coronavirus cases. Nevertheless, after record-high unemployment in May, the U.S. labor market rebounded, and nonfarm payrolls displayed their largest single monthly gain in U.S. history. Once again, the Treasury market was dominated by the narrative of Fed stimulus, as Fed Chair Powell provided flexible guidance for continued purchases of Treasuries and securitized assets. By the beginning of June, the tone of financial markets was positive as trends related to the coronavirus such as case growth, hospitalizations and mortality rates improved, driving additional economies to more fully reopen around the world. Monetary policy also remained a strong tailwind to the markets. By the end of the six-month period, however, headlines surrounding the acceleration of coronavirus cases in the southern and western United States, and new clusters in China and across Latin America, weighed on financial market sentiment.

Describe recent portfolio activity.

During the period, the Master Portfolio maintained its objective of seeking to provide investment results that correspond to the total return performance of fixed-income securities in aggregate, as represented by the Index. Other factors considered in security selection included transaction costs and maturity structure.

The Master Portfolio held a small amount of cash committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	iShares U.S. Aggregate Bond Index Fund

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.40%	1.39%	6.28%	8.76%	N/A	4.17%	N/A	3.64%	N/A
Investor A	1.15	1.15	6.16	8.59	N/A	3.91	N/A	3.39	N/A
Class K	1.45	1.44	6.30	8.91	N/A	4.24	N/A	3.70	N/A
Investor P	1.11	1.10	6.16	8.52	4.18%	3.92	3.07%	3.39	2.96%
Bloomberg Barclays U.S. Aggregate Bond Index (c)	—	—	6.14	8.74	N/A	4.30	N/A	3.82	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in investment-grade U.S. Government securities and corporate bonds, as well as investment grade mortgage-backed, asset-backed and commercial mortgage-backed securities.

(c)

A widely recognized unmanaged market-capitalization weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (b)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period	(a)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,062.80	$0.51		$1,000.00	$1,024.37	$0.50		0.10%
Investor A	1,000.00	1,061.60	1.79		1,000.00	1,023.12	1.76		0.35
Class K	1,000.00	1,063.00	0.26		1,000.00	1,024.61	0.25		0.05
Investor P	1,000.00	1,061.60	1.79		1,000.00	1,023.12	1.76		0.35

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor P Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemption of these shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares.

Prior to the inception date of March 31, 2011 for Institutional and Investor A Shares and prior to the inception date of August 6, 2018 for Investor P Shares, the performance of the classes is based on the returns of Class K Shares, adjusted to reflect the estimated annual fund fees and operating expenses and front-end sales charges, if applicable, of each respective share class of the Fund.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Administrator”), the Fund’s administrator, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s contractual waiver, the Administrator is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges, and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on page 5 (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

iShares U.S. Aggregate Bond Index Fund

ASSETS
Investments at value — Master Portfolio	2,358,859,297
Receivables:
Capital shares sold	18,705,772

Total assets	2,377,565,069

LIABILITIES
Payables:
Administration fees	97,387
Capital shares redeemed	4,089,677
Contributions to the Master	14,616,095
Income dividend distributions	1,191,826
Other accrued expenses	2,342
Service fees	29,505

Total liabilities	20,026,832

NET ASSETS	$2,357,538,237

NET ASSETS VALUE
Paid-in capital	$2,200,461,586
Accumulated earnings	157,076,651

NET ASSETS	$2,357,538,237

NET ASSET VALUE
Institutional — Based on net assets of $258,296,491 and 23,695,972 shares outstanding, unlimited shares authorized, no par value	$10.90

Investor A — Based on net assets of $143,856,533 and 13,198,412 shares outstanding, unlimited shares authorized, no par value	$10.90

Class K — Based on net assets of $1,950,000,530 and 178,775,174 shares outstanding, unlimited shares authorized, no par value	$10.91

Investor P — Based on net assets of $5,384,683 and 494,117 shares outstanding, unlimited shares authorized, no par value	$10.90

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

iShares U.S. Aggregate Bond Index Fund

INVESTMENT INCOME
Net investment income allocated from the Master Portfolio:
Dividends — affiliated	$796,595
Interest — unaffiliated	26,191,156
Securities lending income — affiliated — net	1,419,996
Expenses	(450,974)
Fees waived	68,284

Total investment income	28,025,057

FUND EXPENSES
Administration — class specific	188,372
Service — class specific	170,485
Professional	6,037
Miscellaneous	2,143

Total expenses	367,037
Less fees waived and/or reimbursed by the Administrator/Manager	(6,037)

Total expenses after fees waived and/or reimbursed	361,000

Net investment income	27,664,057

REALIZED AND UNREALIZED LOSS ALLOCATED FROM THE MASTER PORTFOLIO
Net realized gain from investments	15,020,483
Net change in unrealized appreciation on Investments	87,214,176

Net realized and unrealized gain	102,234,659

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$129,898,716

See notes to financial statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares U.S. Aggregate Bond Index Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$27,664,057	$47,174,862
Net realized gain	15,020,483	4,247,078
Net change in unrealized appreciation (depreciation)	87,214,176	77,964,427

Net increase in net assets resulting from operations	129,898,716	129,386,367

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(2,517,468)	(5,169,750)
Investor A	(1,597,109)	(3,287,319)
Class K	(24,650,469)	(39,979,544)
Investor P	(49,984)	(33,347)

Decrease in net assets resulting from distributions to shareholders	(28,815,030)	(48,469,960)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	213,710,514	656,733,017

NET ASSETS
Total increase in net assets	314,794,200	737,649,424
Beginning of period	2,042,744,037	1,305,094,613

End of period	$2,357,538,237	$2,042,744,037

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	9

Financial Highlights

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund

	Institutional
	Six Months Ended 06/30/20 (Unaudited)		Year Ended December 31,
			2019		2018		2017	2016		2015

Net asset value, beginning of period	$10.39		$9.85		$10.13		$10.02	$9.99		$10.17

Net investment income(a)	0.13		0.29		0.26		0.22	0.20		0.19
Net realized and unrealized gain (loss)	0.52		0.54		(0.28)		0.11	0.05		(0.16)

Net increase (decrease) from investment operations	0.65		0.83		(0.02)		0.33	0.25		0.03

Distributions(b)
From net investment income	(0.14)		(0.29)		(0.26)		(0.22)	(0.21)		(0.19)
From net realized gain	—		—		—		—	(0.01)		(0.02)
From return of capital	—		—		(0.00	)(c)	—	(0.00	)(c)	—

Total distributions	(0.14)		(0.29)		(0.26)		(0.22)	(0.22)		(0.21)

Net asset value, end of period	$10.90		$10.39		$9.85		$10.13	$10.02		$9.99

Total Return(d)
Based on net asset value	6.28	%(e)	8.56	%(f)	(0.13)%		3.34%	2.48%		0.33%

Ratios to Average Net Assets(g)(h)
Total expenses	0.10	%(i)	0.10%		0.09%		0.09%	0.10%		0.12%

Total expenses after fees waived and/or reimbursed	0.10	%(i)	0.10%		0.09%		0.09%	0.10%		0.11%

Net investment income	2.54	%(i)	2.85%		2.67%		2.15%	1.95%		1.85%

Supplemental Data
Net assets, end of period (000)	$258,296		$187,854		$150,714		$98,927	$116,473		$58,043

Portfolio turnover rate of the Master Portfolio(j)	81%		158%		274%		345%	278%		356%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(h)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended 06/30/20 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.01%	0.01%	0.01%	0.01%	0.02%
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.02%

(i)	Annualized.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	48%	97%	162%	193%	164%	300%

See notes to financial statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund

	Investor A
	Six Months Ended 06/30/20 (Unaudited)		Year Ended December 31,
			2019		2018		2017	2016		2015

Net asset value, beginning of period	$10.39		$9.84		$10.13		$10.01	$9.99		$10.17

Net investment income(a)	0.12		0.26		0.24		0.19	0.17		0.16
Net realized and unrealized gain (loss)	0.52		0.56		(0.29)		0.13	0.05		(0.15)

Net increase (decrease) from investment operations	0.64		0.82		(0.05)		0.32	0.22		0.01

Distributions(b)
From net investment income	(0.13)		(0.27)		(0.24)		(0.20)	(0.19)		(0.17)
From net realized gain	—		—		—		—	(0.01)		(0.02)
From return of capital	—		—		(0.00	)(c)	—	(0.00	)(c)	—

Total distributions	(0.13)		(0.27)		(0.24)		(0.20)	(0.20)		(0.19)

Net asset value, end of period	$10.90		$10.39		$9.84		$10.13	$10.01		$9.99

Total Return(d)
Based on net asset value	6.16	%(e)	8.39	%(f)	(0.48)%		3.19%	2.14%		0.08%

Ratios to Average Net Assets(g)(h)
Total expenses	0.35	%(i)	0.35%		0.34%		0.34%	0.35%		0.37%

Total expenses after fees waived and/or reimbursed	0.35	%(i)	0.35%		0.34%		0.34%	0.35%		0.36%

Net investment income	2.29	%(i)	2.61%		2.39%		1.91%	1.69%		1.61%

Supplemental Data
Net assets, end of period (000)	$143,857		$121,421		$126,483		$121,690	$71,391		$19,145

Portfolio turnover rate of the Master Portfolio(j)	81%		158%		274%		345%	278%		356%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(h)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended 06/30/20 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.01%	0.01%	0.01%	0.01%	0.02%
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.02%

(i)	Annualized.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	48%	97%	162%	193%	164%	300%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund

	Class K
	Six Months Ended 06/30/20 (Unaudited)		Year Ended December 31,
			2019		2018		2017	2016		2015

Net asset value, beginning of period	$10.40		$9.85		$10.13		$10.02	$9.99		$10.17

Net investment income(a)	0.14		0.29		0.27		0.22	0.20		0.19
Net realized and unrealized gain (loss)	0.51		0.56		(0.28)		0.12	0.06		(0.15)

Net increase (decrease) from investment operations	0.65		0.85		(0.01)		0.34	0.26		0.04

Distributions(b)
From net investment income	(0.14)		(0.30)		(0.27)		(0.23)	(0.22)		(0.20)
From net realized gain	—		—		—		—	(0.01)		(0.02)
From return of capital	—		—		(0.00	)(c)	—	(0.00	)(c)	—

Total distributions	(0.14)		(0.30)		(0.27)		(0.23)	(0.23)		(0.22)

Net asset value, end of period	$10.91		$10.40		$9.85		$10.13	$10.02		$9.99

Total Return(d)
Based on net asset value	6.30	%(e)	8.71	%(f)	(0.08)%		3.39%	2.53%		0.38%

Ratios to Average Net Assets(g)(h)
Total expenses	0.05	%(i)	0.05%		0.04%		0.04%	0.05%		0.07%

Total expenses after fees waived and/or reimbursed	0.05	%(i)	0.05%		0.04%		0.04%	0.05%		0.06%

Net investment income	2.59	%(i)	2.89%		2.71%		2.21%	2.00%		1.89%

Supplemental Data
Net assets, end of period (000)	$1,950,001		$1,730,754		$1,027,621		$756,239	$445,650		$166,203

Portfolio turnover rate of the Master Portfolio(j)	81%		158%		274%		345%	278%		356%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(h)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended 06/30/20 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Allocated fees waived	0.01%	0.01%	0.01%	0.01%	0.01%	0.02%
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.02%

(i)	Annualized.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	48%	97%	162%	193%	164%	300%

See notes to financial statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares U.S. Aggregate Bond Index Fund

	Investor P
	Six Months Ended 06/30/20 (Unaudited)		Year Ended December 31, 2019		Period from 08/06/18 (a) to 12/31/18

Net asset value, beginning of period	$10.39		$9.85		$9.83

Net investment income(b)	0.12		0.27		0.10
Net realized and unrealized gain	0.52		0.54		0.03

Net increase (decrease) from investment operations	0.64		0.81		0.13

Distributions(c)
From net investment income	(0.13)		(0.27)		(0.11)
From return of capital	—		—		(0.00	)(d)

Total distributions	(0.13)		(0.27)		(0.11)

Net asset value, end of period	$10.90		$10.39		$9.85

Total Return(e)
Based on net asset value	6.16	%(f)	8.32	%(g)	1.30	%(f)

Ratios to Average Net Assets(h)(i)
Total expenses	0.35	%(j)	0.35%		0.34	%(j)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.35	%(j)	0.35%		0.34	%(j)

Net investment income	2.29	%(j)	2.54%		2.61	%(j)

Supplemental Data
Net assets, end of period (000)	$5,385		$2,714		$277

Portfolio turnover rate of the Master Portfolio(k)	81%		158%		274%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(i)

Includes the Fund’s share of its corresponding Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds as follows:

	Six Months Ended 06/30/20 (Unaudited)	Year Ended December 31, 2019	Period from 08/06/18 (a) to 12/31/18
Allocated fees waived	0.01%	0.01%	0.01%
Investments in underlying funds	0.01%	0.01%	0.01%

(j)	Annualized.
(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (Unaudited)	Year Ended December 31, 2019	Period from 08/06/18 (a) to 12/31/18
Portfolio turnover rate (excluding MDRs) .	48%	97%	162%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. iShares U.S. Aggregate Bond Index Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund seeks to achieve its investment objective by investing all of its assets in U.S. Total Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), an affiliate of the Trust, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund is directly affected by the performance of the Master Portfolio. At June 30, 2020, the percentage of the Master Portfolio owned by the Fund was 19.08%. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Investor A and Class K Shares	No	No		None
Investor P Shares	Yes	No	(a)	None

(a)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and Board of Trustees of MIP are referred to throughout this report as the “Board” and the members are referred to as “Trustees.”

The Fund, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 3 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Fund’s ordinary operating expenses, excluding,

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Fund as follows:

Institutional	Investor A	Class K	Investor P
0.06%	0.06%	0.01%	0.06%

For the six months ended June 30, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Class K	Investor P	Total
$55,976	$39,724	$91,480	$1,192	$188,372

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators. For the six months ended June 30, 2020, BAL did not waive any amount.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of Investor A Shares and Investor P Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2020, the following table shows the class specific service fees borne directly by each share class of the Fund:

Investor A	Investor P	Total
$165,519	$4,966	$170,485

Other Fees: For the six months ended June 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor P Shares, which totaled $2,206.

Expense Limitations, Waivers and Reimbursements: The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. Each of BAL and BFA, as applicable, has contractually agreed to reimburse the Fund or provide an offsetting credit against the administration fees paid by the Fund in an amount equal to these independent expenses through April 30, 2021. For the six months ended June 30, 2020, the amount waived was $6,037.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2019, the Trust had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains of $ 6,508,092.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

6.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	15,567,627	$168,215,973	17,058,082	$172,024,769
Shares issued in reinvestment of distributions	233,754	2,517,226	504,982	5,169,750
Shares redeemed	(10,182,344)	(108,663,447)	(14,794,426)	(149,308,238)

Net increase	5,619,037	$62,069,752	2,768,638	$27,886,281

Investor A
Shares sold	4,918,131	$52,511,673	6,256,906	$63,943,486
Shares issued in reinvestment of distributions	148,031	1,592,308	320,092	3,277,425
Shares redeemed	(3,553,087)	(37,881,375)	(7,741,876)	(79,075,805)

Net increase (decrease)	1,513,075	$16,222,606	(1,164,878)	$(11,854,894)

Class K
Shares sold	54,761,604	$585,965,906	93,270,582	$957,362,242
Shares issued in reinvestment of distributions	2,170,745	23,363,860	3,642,925	37,420,389
Shares redeemed	(44,606,656)	(476,402,477)	(34,792,319)	(356,492,335)

Net increase	12,325,693	$132,927,289	62,121,188	$638,290,296

Investor P
Shares sold	359,063	$3,843,701	251,721	$2,603,182
Shares issued in reinvestment of distributions	4,399	47,382	2,681	27,817
Shares redeemed	(130,598)	(1,400,216)	(21,283)	(219,665)

Net increase	232,864	$2,490,867	233,119	$2,411,334

Total Net Increase	19,690,669	$213,710,514	63,958,067	$656,733,017

As of June 30, 2020, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 20,346 Investor P Shares of the Fund.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Master Portfolio Information as of June 30, 2020	U.S. Total Bond Index Master Portfolio

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
U.S. Treasury Obligations	29%
U.S. Government Sponsored Agency Securities	24
Corporate Bonds	22
Foreign Agency Obligations	3
Non-Agency Mortgage-Backed Securities	1
Municipal Bonds	1
Asset-Backed Securities	—	(a)
Preferred Securities	—	(a)
Short-Term Securities	21
TBA Sale Commitments	(1)

(a)	Represents less than 1%.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	Percent of Total Investments	(c)
AAA/Aaa(d)	46%
AA/Aa	7
A	24
BBB/Baa	23

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes short-term securities.
(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

MASTER PORTFOLIO INFORMATION	17

Schedule of Investments (unaudited) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 0.3%
American Express Credit Account Master Trust, Series 2019-1, Class A, 2.87%, 10/15/24	$4,530	$4,719,562
Americredit Automobile Receivables Trust, Series 2018-1, Class D, 3.82%, 03/18/24	4,000	4,142,132
Citibank Credit Card Issuance Trust, Series 2016-A2, Class A2, 2.19%, 11/20/23	9,750	9,998,398
Ford Credit Auto Owner Trust, Series 2017-C, Class A4, 2.16%, 03/15/23	3,250	3,303,766
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.49%, 12/16/24	27	27,597
Honda Auto Receivables Owner Trust, Series 2017-4, Class A4, 2.21%, 03/21/24	6,525	6,623,375
Nissan Auto Lease Trust, Series 2020-A, Class A4, 1.88%, 04/15/25	930	950,090
Nissan Auto Receivables Owner Trust, Series 2019-B, Class A4, 2.54%, 12/15/25	6,000	6,312,136
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11%, 12/15/25	51	54,180
Synchrony Credit Card Master Note Trust, Series 2018-2, Class A, 3.47%, 05/15/26	3,415	3,649,892

Total Asset-Backed Securities — 0.3% (Cost — $38,271,729)		39,781,128

Corporate Bonds — 27.3%

Aerospace & Defense — 0.6%
Boeing Co.:
2.30%, 08/01/21	300	302,890
2.35%, 10/30/21	75	75,940
2.13%, 03/01/22	250	251,149
4.51%, 05/01/23	2,000	2,112,857
1.88%, 06/15/23	500	499,814
4.88%, 05/01/25	2,000	2,179,607
2.70%, 02/01/27	230	224,657
2.80%, 03/01/27	1,000	964,699
5.04%, 05/01/27	2,000	2,205,617
3.20%, 03/01/29	1,000	990,049
2.95%, 02/01/30	570	561,768
5.15%, 05/01/30	3,000	3,345,090
6.13%, 02/15/33	100	118,119
3.25%, 02/01/35	1,600	1,458,882
3.30%, 03/01/35	65	59,224
5.71%, 05/01/40	1,500	1,707,621
3.38%, 06/15/46	250	207,255
3.85%, 11/01/48	1,000	894,175
3.90%, 05/01/49	750	689,108
3.75%, 02/01/50	540	484,869
5.81%, 05/01/50	2,500	2,952,464
3.95%, 08/01/59	500	438,160
5.93%, 05/01/60	1,500	1,778,837
Carlisle Cos., Inc., 2.75%, 03/01/30	100	102,927
General Dynamics Corp.:
3.88%, 07/15/21	50	51,468
2.25%, 11/15/22	500	520,083
3.38%, 05/15/23	500	540,631
3.50%, 05/15/25	1,000	1,118,223
2.13%, 08/15/26	500	534,700
3.75%, 05/15/28	500	583,079
4.25%, 04/01/40	1,000	1,245,896
4.25%, 04/01/50(a)	500	647,091
Howmet Aerospace, Inc., 6.88%, 05/01/25	2,000	2,169,722
L3Harris Technologies, Inc.:
3.85%, 06/15/23	1,500	1,632,106

Security	Par (000)	Value

Aerospace & Defense (continued)
3.83%, 04/27/25	$500	$558,029
4.40%, 06/15/28	250	295,724
2.90%, 12/15/29	200	215,373
4.85%, 04/27/35	1,065	1,357,841
Lockheed Martin Corp.:
3.35%, 09/15/21	556	576,098
3.55%, 01/15/26	2,250	2,586,698
3.60%, 03/01/35	65	77,994
4.07%, 12/15/42	1,100	1,395,236
3.80%, 03/01/45	1,500	1,821,409
4.70%, 05/15/46	750	1,023,343
4.09%, 09/15/52	500	652,891
Northrop Grumman Corp.:
2.55%, 10/15/22	2,000	2,089,852
3.25%, 08/01/23	500	540,042
2.93%, 01/15/25	1,000	1,081,600
3.25%, 01/15/28	2,000	2,236,665
4.75%, 06/01/43	375	485,566
4.03%, 10/15/47	1,500	1,818,256
5.25%, 05/01/50	1,000	1,434,460
Raytheon Technologies Corp.:
4.63%, 11/16/48	1,250	1,622,840
2.80%, 03/15/22(b)	1,000	1,031,600
2.50%, 12/15/22(b)	500	518,260
3.50%, 03/15/27(b)	1,000	1,125,245
2.25%, 07/01/30	615	640,523
4.88%, 10/15/40(b)	250	318,367
4.70%, 12/15/41(b)	100	124,069
4.35%, 04/15/47(b)	1,000	1,212,218
3.13%, 07/01/50	330	350,719
Textron, Inc., 3.00%, 06/01/30	1,000	995,572
United Technologies Corp.:
3.65%, 08/16/23	471	510,082
3.13%, 05/04/27	1,000	1,111,258
4.13%, 11/16/28	3,000	3,533,651
4.45%, 11/16/38	500	611,555
5.70%, 04/15/40	300	414,791
4.50%, 06/01/42	1,700	2,118,731
4.15%, 05/15/45	500	599,334
3.75%, 11/01/46	750	856,556
4.05%, 05/04/47	500	597,518

		72,188,743

Air Freight & Logistics — 0.2%
FedEx Corp.:
3.40%, 01/14/22	1,000	1,041,237
4.00%, 01/15/24	250	276,968
3.25%, 04/01/26	545	593,048
3.30%, 03/15/27	500	538,548
3.10%, 08/05/29	1,000	1,067,404
3.90%, 02/01/35	190	205,325
3.88%, 08/01/42	50	50,094
4.75%, 11/15/45	160	176,417
4.55%, 04/01/46	750	808,599
4.40%, 01/15/47	500	529,963
4.05%, 02/15/48	1,000	1,027,722
4.95%, 10/17/48	1,000	1,160,217
5.25%, 05/15/50	1,000	1,226,331
United Parcel Service, Inc.:
2.45%, 10/01/22	500	521,028
2.50%, 04/01/23	2,000	2,101,293
3.90%, 04/01/25	1,000	1,134,780
2.40%, 11/15/26	2,000	2,177,412
3.05%, 11/15/27(a)	500	566,043

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Air Freight & Logistics (continued)
6.20%, 01/15/38	$100	$150,272
3.63%, 10/01/42	250	284,643
3.40%, 11/15/46	220	237,391
3.75%, 11/15/47	500	576,975
4.25%, 03/15/49	1,000	1,244,192
3.40%, 09/01/49	300	330,074
5.30%, 04/01/50	1,000	1,439,114

		19,465,090

Airlines — 0.1%
American Airlines Pass-Through Trust, Class AA:
Series 2016-2, 3.20%, 12/15/29	416	391,810
Series 2019-1, 3.15%, 08/15/33	985	905,975
Continental Airlines Pass-Through Trust:
Series 2-A, 4.00%, 04/29/26	337	307,663
Series 2012-1, Class A, 4.15%, 10/11/25	33	30,707
JetBlue Pass Through Trust, Series 2019-1, Class AA, 2.75%, 11/15/33	929	880,261
Southwest Airlines Co.:
4.75%, 05/04/23	1,255	1,289,224
5.25%, 05/04/25	560	591,163
5.13%, 06/15/27	1,240	1,282,910
2.63%, 02/10/30	2,000	1,791,904
United Airlines Pass-Through Trust:
Series 2013-1, Class A, 4.30%, 02/15/27	146	136,504
Series 2016-1, Class AA, 3.10%, 01/07/30	434	416,799
Series AA, 2.70%, 11/01/33	1,350	1,219,031
US Airways Pass Through Trust, Series 2013-1 Class A, 3.95%, 05/15/27	154	127,550

		9,371,501

Auto Components — 0.2%
American Honda Finance Corp.:
1.65%, 07/12/21	750	758,441
1.95%, 05/20/22	300	306,862
2.05%, 01/10/23	895	925,797
1.95%, 05/10/23	685	705,064
3.63%, 10/10/23	2,000	2,172,589
2.40%, 06/27/24	1,000	1,051,136
2.15%, 09/10/24	1,000	1,044,687
2.35%, 01/08/27(a)	500	527,858
Aptiv PLC, 4.40%, 10/01/46(a)	500	482,889
BorgWarner, Inc.:
3.38%, 03/15/25	70	73,952
2.65%, 07/01/27	405	415,528
Daimler Finance North America LLC, 8.50%, 01/18/31	600	914,174
Lear Corp., 4.25%, 05/15/29	1,000	1,025,902
Magna International, Inc., 2.45%, 06/15/30	115	117,608
PACCAR Financial Corp., 2.00%, 09/26/22	2,180	2,248,762
Toyota Motor Corp.:
2.36%, 07/02/24	500	528,115
2.76%, 07/02/29(a)	185	203,276
Toyota Motor Credit Corp.:
2.60%, 01/11/22	250	257,718
3.30%, 01/12/22	2,000	2,083,295
1.15%, 05/26/22	3,000	3,033,928
2.63%, 01/10/23	2,000	2,094,257
2.00%, 10/07/24	3,000	3,121,650
3.65%, 01/08/29	1,000	1,167,595
2.15%, 02/13/30	500	525,894

		25,786,977

Automobiles — 0.1%
General Motors Co.:
4.88%, 10/02/23	600	639,851

Security	Par (000)	Value

Automobiles (continued)
5.40%, 10/02/23	$180	$194,626
4.00%, 04/01/25	2,000	2,075,368
6.13%, 10/01/25	335	376,434
4.20%, 10/01/27	1,000	1,018,952
6.80%, 10/01/27	600	699,156
5.00%, 04/01/35	750	749,154
6.60%, 04/01/36	250	270,253
5.15%, 04/01/38	500	479,238
6.25%, 10/02/43	250	265,668
5.20%, 04/01/45	250	242,145
6.75%, 04/01/46	275	299,545
5.40%, 04/01/48	500	490,320
5.95%, 04/01/49	1,000	1,051,257

		8,851,967

Banks — 2.7%
Australia & New Zealand Banking Group Ltd., 2.05%, 11/21/22	1,705	1,767,968
Bank of Montreal:
2.35%, 09/11/22	2,000	2,089,438
2.50%, 06/28/24	1,000	1,060,592
Series E, 3.30%, 02/05/24	4,000	4,344,462
Bank of New York Mellon Corp.:
3.55%, 09/23/21(a)	2,050	2,124,174
2.60%, 02/07/22	1,000	1,032,961
1.95%, 08/23/22	1,000	1,030,791
1.85%, 01/27/23	245	253,383
3.45%, 08/11/23(a)	500	542,915
2.20%, 08/16/23	1,000	1,045,298
2.10%, 10/24/24	250	263,427
2.80%, 05/04/26	70	77,367
3.25%, 05/16/27(a)	750	847,390
3.85%, 04/28/28(a)	2,000	2,396,712
3.30%, 08/23/29	1,000	1,124,600
Series G, 3.00%, 02/24/25	105	114,884
Bank of Nova Scotia:
2.80%, 07/21/21	750	769,284
2.70%, 03/07/22	1,000	1,036,210
2.45%, 09/19/22	2,000	2,086,893
2.00%, 11/15/22	1,000	1,031,773
2.38%, 01/18/23	475	494,351
3.40%, 02/11/24	1,000	1,084,079
2.20%, 02/03/25	2,000	2,098,926
4.50%, 12/16/25	250	284,051
2.70%, 08/03/26	500	546,846
Barclays Bank PLC, 1.70%, 05/12/22	640	651,494
Barclays PLC:
3.20%, 08/10/21	750	766,680
3.68%, 01/10/23	1,500	1,556,699
(3 mo. LIBOR US + 1.36%), 4.34%, 05/16/24(c)	2,000	2,154,330
3.65%, 03/16/25	450	487,849
4.38%, 01/12/26	1,000	1,126,020
(3 mo. LIBOR US + 2.45%), 2.85%, 05/07/26(c)	500	522,432
5.20%, 05/12/26	1,000	1,112,400
4.34%, 01/10/28	750	832,628
4.84%, 05/09/28	1,000	1,091,696
(3 mo. LIBOR US + 1.90%), 4.97%, 05/16/29(c)	2,250	2,636,193
(3 mo. LIBOR US + 3.05%), 5.09%, 06/20/30(c)	1,000	1,135,214
(1 year CMT + 1.90%), 2.65%, 06/24/31(c)	2,000	1,992,172
4.95%, 01/10/47	1,000	1,316,688
BBVA USA:
2.50%, 08/27/24	1,000	1,015,203
3.88%, 04/10/25	250	264,102

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
BNP Paribas SA:
3.25%, 03/03/23	$250	$268,765
4.25%, 10/15/24	250	274,122
BPCE SA, 4.00%, 04/15/24	250	277,072
Canadian Imperial Bank of Commerce:
(3 mo. LIBOR US + 0.79%), 2.61%, 07/22/23(c)	2,000	2,067,266
3.50%, 09/13/23	2,000	2,181,642
Citibank NA:
3.40%, 07/23/21	750	772,367
3.65%, 01/23/24	2,500	2,742,599
Citizens Bank NA/Providence RI, 2.65%, 05/26/22	250	258,353
Citizens Financial Group, Inc.:
2.85%, 07/27/26(a)	1,500	1,623,320
2.50%, 02/06/30	340	344,714
Comerica, Inc.:
3.70%, 07/31/23	250	269,348
4.00%, 02/01/29	1,000	1,123,613
Cooperatieve Rabobank UA:
2.75%, 01/10/22	2,000	2,068,459
3.88%, 02/08/22	150	158,351
3.95%, 11/09/22	1,000	1,058,020
2.75%, 01/10/23	2,000	2,106,628
4.63%, 12/01/23	500	551,370
3.38%, 05/21/25	500	557,720
4.38%, 08/04/25(a)	500	562,749
3.75%, 07/21/26	500	550,894
5.25%, 05/24/41	1,025	1,453,280
5.25%, 08/04/45	1,250	1,711,268
Credit Suisse AG:
1.00%, 05/05/23	1,690	1,699,186
2.95%, 04/09/25	1,000	1,085,766
Credit Suisse AG, New York:
3.00%, 10/29/21	3,250	3,359,476
2.10%, 11/12/21	2,250	2,297,054
3.63%, 09/09/24	750	828,438
Discover Bank:
3.20%, 08/09/21	1,000	1,022,210
3.35%, 02/06/23	500	527,438
4.20%, 08/08/23(a)	2,000	2,183,925
2.45%, 09/12/24	600	628,901
(5 year USD Swap + 1.73%), 4.68%, 08/09/28(c)	1,000	1,009,450
2.70%, 02/06/30	535	539,011
Fifth Third Bancorp:
3.50%, 03/15/22	100	104,653
4.30%, 01/16/24	250	275,725
3.65%, 01/25/24	1,000	1,091,305
8.25%, 03/01/38	425	689,397
Fifth Third Bank:
3.35%, 07/26/21	1,000	1,027,561
2.88%, 10/01/21	200	205,384
1.80%, 01/30/23	250	256,692
3.95%, 07/28/25	500	571,598
3.85%, 03/15/26	500	560,829
2.25%, 02/01/27	590	626,145
First Republic Bank, 4.63%, 02/13/47	500	600,236
HSBC Holdings PLC:
2.65%, 01/05/22	1,500	1,545,855
4.88%, 01/14/22	150	159,572
(3 mo. LIBOR US + 1.06%), 3.26%, 03/13/23(c)	1,000	1,035,958
3.60%, 05/25/23	750	804,874
4.25%, 03/14/24	500	539,469
(3 mo. LIBOR US + 0.99%), 3.95%, 05/18/24(c)	380	408,388
(3 mo. LIBOR US + 1.21%), 3.80%, 03/11/25(c)	1,000	1,080,166
4.25%, 08/18/25	500	545,508

Security	Par (000)	Value

Banks (continued)
(3 mo. LIBOR US + 1.14%), 2.63%, 11/07/25(c)	$1,000	$1,037,217
4.30%, 03/08/26	1,000	1,128,803
3.90%, 05/25/26	1,000	1,110,215
(3 mo. LIBOR US + 1.35%), 4.29%, 09/12/26(c)	3,000	3,337,136
4.38%, 11/23/26(a)	2,000	2,227,786
(3 mo. LIBOR US + 1.55%), 4.04%, 03/13/28(c)	3,000	3,315,719
(3 mo. LIBOR US + 1.53%), 4.58%, 06/19/29(c)	3,000	3,465,963
4.95%, 03/31/30	1,353	1,625,716
(3 mo. LIBOR US + 1.61%), 3.97%, 05/22/30(c)	1,000	1,110,094
(Secured Overnight Financing Rate + 2.39%), 2.85%, 06/04/31(c)	2,000	2,042,371
6.50%, 05/02/36(a)	200	270,023
6.50%, 09/15/37	750	1,021,604
6.80%, 06/01/38	250	352,460
6.10%, 01/14/42	1,000	1,422,879
5.25%, 03/14/44	1,250	1,578,015
Huntington Bancshares, Inc.:
2.63%, 08/06/24	775	820,617
4.00%, 05/15/25	1,000	1,132,768
2.55%, 02/04/30	800	826,985
ING Groep NV:
4.10%, 10/02/23	1,000	1,095,698
3.95%, 03/29/27	250	287,680
4.55%, 10/02/28	1,000	1,206,219
4.05%, 04/09/29	1,000	1,173,704
KeyBank NA:
2.50%, 11/22/21	1,000	1,028,026
3.30%, 02/01/22	1,000	1,041,954
2.30%, 09/14/22	350	363,591
3.38%, 03/07/23	250	267,835
3.90%, 04/13/29	1,000	1,115,217
KeyCorp, 2.55%, 10/01/29	500	517,560
KeyCorp., 2.25%, 04/06/27	250	262,269
Kreditanstalt fuer Wiederaufbau:
1.75%, 09/15/21	500	508,886
2.00%, 11/30/21	2,000	2,049,163
3.13%, 12/15/21	4,000	4,165,886
2.63%, 01/25/22	2,000	2,073,501
2.50%, 02/15/22	3,000	3,108,330
2.13%, 03/07/22	2,000	2,062,694
2.13%, 06/15/22	2,250	2,332,615
2.38%, 12/29/22	3,000	3,156,378
2.13%, 01/17/23	200	209,378
1.63%, 02/15/23	4,000	4,139,861
2.63%, 02/28/24	1,000	1,082,750
1.38%, 08/05/24	3,000	3,121,402
2.50%, 11/20/24	2,000	2,181,652
2.00%, 05/02/25(a)	2,000	2,147,050
2.88%, 04/03/28	5,000	5,812,769
1.75%, 09/14/29	1,500	1,623,758
M&T Bank Corp., 3.55%, 07/26/23	2,000	2,169,332
MUFG Union Bank NA, 2.10%, 12/09/22	1,000	1,030,933
National Australia Bank Ltd.:
3.70%, 11/04/21	500	521,345
2.50%, 05/22/22	1,000	1,036,199
2.88%, 04/12/23	2,000	2,115,645
2.50%, 07/12/26	1,250	1,352,405
National Bank of Canada, 2.10%, 02/01/23	1,000	1,027,900
Northern Trust Corp., 3.65%, 08/03/28(a)	250	291,344
Oesterreichische Kontrollbank AG:
2.88%, 03/13/23	2,000	2,135,064
1.50%, 02/12/25	1,000	1,043,797

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
PNC Bank NA:
2.63%, 02/17/22	$2,000	$2,071,934
2.45%, 07/28/22	750	778,276
2.70%, 11/01/22	1,000	1,046,163
2.95%, 01/30/23	250	263,055
2.95%, 02/23/25	250	272,039
4.05%, 07/26/28	500	585,736
PNC Financial Services Group, Inc.:
3.30%, 03/08/22	75	78,236
3.50%, 01/23/24	2,000	2,186,397
3.90%, 04/29/24	2,000	2,207,750
2.20%, 11/01/24	300	318,069
3.45%, 04/23/29	2,000	2,299,535
2.55%, 01/22/30	1,000	1,080,754
Regions Financial Corp.:
2.75%, 08/14/22	500	520,745
3.80%, 08/14/23	2,000	2,174,954
2.25%, 05/18/25	2,000	2,094,500
Royal Bank of Canada:
1.95%, 01/17/23	675	696,087
3.70%, 10/05/23	2,000	2,185,152
2.55%, 07/16/24(a)	1,000	1,061,947
2.25%, 11/01/24(a)	1,500	1,578,240
4.65%, 01/27/26(a)	700	815,064
Santander Holdings USA, Inc.:
3.40%, 01/18/23	2,000	2,080,376
3.24%, 10/05/26	2,000	2,077,842
Santander UK Group Holdings PLC:
2.88%, 08/05/21	1,000	1,021,852
(3 mo. LIBOR US + 1.08%), 3.37%, 01/05/24(a)(c)	3,000	3,145,773
Santander UK PLC, 2.88%, 06/18/24	1,500	1,599,430
Synchrony Bank, 3.00%, 06/15/22	500	510,526
Toronto-Dominion Bank:
1.80%, 07/13/21	2,000	2,029,032
1.90%, 12/01/22	730	753,734
3.50%, 07/19/23	500	546,645
2.65%, 06/12/24	500	535,042
(5 year USD Swap + 2.21%), 3.63%, 09/15/31(c)	500	562,515
Truist Bank:
2.45%, 08/01/22	1,000	1,035,858
(3 mo. LIBOR US + 0.59%), 3.50%, 08/02/22(c)	4,000	4,125,873
2.75%, 05/01/23	500	527,311
(3 mo. LIBOR US + 0.74%), 3.69%, 08/02/24(c)	365	395,392
2.15%, 12/06/24	1,000	1,051,618
3.80%, 10/30/26	250	282,956
(5 year CMT + 1.15%), 2.64%, 09/17/29(c)	1,000	999,573
2.25%, 03/11/30	1,000	1,009,360
Truist Financial Corp.:
2.75%, 04/01/22	1,000	1,036,710
3.75%, 12/06/23	2,000	2,190,418
2.50%, 08/01/24	2,000	2,128,017
2.85%, 10/26/24(a)	500	538,971
U.S. Bancorp.:
2.95%, 07/15/22	2,000	2,096,061
3.40%, 07/24/23	3,000	3,242,555
2.40%, 07/30/24	1,000	1,065,049
2.80%, 01/27/25(a)	500	544,322
3.90%, 04/26/28	2,000	2,381,082
Series V, 2.63%, 01/24/22	2,000	2,065,848
Series V, 2.38%, 07/22/26	500	542,471

Security	Par (000)	Value

Banks (continued)
Wells Fargo & Co.:
2.10%, 07/26/21	$1,000	$1,017,407
3.50%, 03/08/22	4,000	4,189,640
2.63%, 07/22/22	3,750	3,906,787
3.07%, 01/24/23	2,500	2,590,532
4.13%, 08/15/23	1,750	1,900,540
4.48%, 01/16/24	250	277,395
3.75%, 01/24/24	2,000	2,185,297
(Secured Overnight Financing Rate + 1.60%), 1.65%, 06/02/24(c)	3,000	3,047,433
3.30%, 09/09/24	750	821,664
3.00%, 02/19/25	350	377,867
3.55%, 09/29/25	1,000	1,116,735
(3 mo. LIBOR US + 0.83%), 2.41%, 10/30/25(c)	1,000	1,040,998
(3 mo. LIBOR US + 0.75%), 2.16%, 02/11/26(c)	1,500	1,545,967
3.00%, 04/22/26	1,750	1,911,004
(Secured Overnight Financing Rate + 2.00%), 2.19%, 04/30/26(c)	3,000	3,101,902
4.10%, 06/03/26	2,020	2,277,985
3.00%, 10/23/26	1,750	1,907,094
(3 mo. LIBOR US + 1.17%), 3.20%, 06/17/27(c)	1,335	1,447,536
4.30%, 07/22/27	1,500	1,721,969
(3 mo. LIBOR US + 1.31%), 3.58%, 05/22/28(c)	1,500	1,664,812
(Secured Overnight Financing Rate + 2.10%), 2.39%, 06/02/28(c)	900	929,893
4.15%, 01/24/29	1,000	1,176,911
(3 mo. LIBOR US + 1.17%), 2.88%, 10/30/30(c)	2,000	2,139,586
(3 mo. LIBOR US + 1.00%), 2.57%, 02/11/31(c)	1,500	1,569,522
(3 mo. LIBOR US + 3.77%), 4.48%, 04/04/31(c)	2,000	2,417,652
(Secured Overnight Financing Rate + 2.53%), 3.07%, 04/30/41(c)	1,000	1,043,086
5.38%, 11/02/43	900	1,219,517
5.61%, 01/15/44	656	904,810
4.65%, 11/04/44	3,345	4,136,298
3.90%, 05/01/45	1,150	1,347,953
4.90%, 11/17/45	500	640,966
4.40%, 06/14/46	600	715,436
4.75%, 12/07/46	1,600	2,050,586
(3 mo. LIBOR US + 4.24%), 5.01%, 04/04/51(c)	3,000	4,163,947
5.95%, 12/01/86	250	300,859
Series M, 3.45%, 02/13/23	450	477,670
Wells Fargo Bank NA:
(3 mo. LIBOR US + 0.65%), 2.08%, 09/09/22(c)	1,000	1,016,134
3.55%, 08/14/23	500	542,489
6.60%, 01/15/38	500	736,285
Westpac Banking Corp.:
2.80%, 01/11/22	1,000	1,036,733
2.75%, 01/11/23	3,000	3,162,671
2.00%, 01/13/23	180	186,355
2.35%, 02/19/25	500	530,725
2.85%, 05/13/26	500	550,364
3.40%, 01/25/28	500	570,222
2.65%, 01/16/30(a)	295	323,684
(5 year CMT + 1.35%), 2.89%, 02/04/30(c)	1,250	1,274,225
(5 year USD ICE Swap + 2.24%), 4.32%, 11/23/31(c)	750	832,311
4.42%, 07/24/39(a)	1,000	1,178,965
Zions Bancorp NA, 3.25%, 10/29/29	1,000	985,875

		329,837,965

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages — 0.8%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.:
3.65%, 02/01/26	$2,250	$2,526,269
4.70%, 02/01/36	2,500	2,945,185
4.90%, 02/01/46	5,370	6,571,190
Anheuser-Busch InBev Finance, Inc.:
3.30%, 02/01/23(a)	3,036	3,215,649
3.70%, 02/01/24	2,000	2,198,438
3.65%, 02/01/26	500	557,546
4.63%, 02/01/44(a)	650	742,384
4.90%, 02/01/46	500	608,516
Anheuser-Busch InBev Worldwide, Inc.:
4.15%, 01/23/25	1,000	1,134,752
4.00%, 04/13/28	1,000	1,154,106
4.75%, 01/23/29	1,500	1,812,441
3.50%, 06/01/30(a)	1,000	1,124,432
4.38%, 04/15/38	1,000	1,135,556
8.20%, 01/15/39	1,150	1,813,501
5.45%, 01/23/39	1,000	1,263,487
4.95%, 01/15/42	500	597,215
3.75%, 07/15/42	300	321,110
4.60%, 04/15/48	1,000	1,170,617
4.44%, 10/06/48	632	729,116
5.55%, 01/23/49(a)	3,000	3,999,568
4.50%, 06/01/50	2,200	2,608,144
4.75%, 04/15/58	500	603,878
5.80%, 01/23/59	1,000	1,423,081
4.60%, 06/01/60	500	596,109
Coca-Cola Co.:
2.60%, 06/01/50	1,000	1,009,142
3.30%, 09/01/21	2,000	2,070,129
2.20%, 05/25/22	250	258,114
3.20%, 11/01/23	2,000	2,177,321
1.75%, 09/06/24	1,000	1,047,436
2.88%, 10/27/25	125	138,840
2.55%, 06/01/26	750	828,611
2.90%, 05/25/27	250	279,812
2.13%, 09/06/29	1,000	1,068,204
3.45%, 03/25/30	500	588,320
4.20%, 03/25/50	1,500	1,958,818
2.75%, 06/01/60	600	606,366
Constellation Brands, Inc.:
2.65%, 11/07/22	4,000	4,172,220
4.75%, 12/01/25	1,000	1,175,938
3.70%, 12/06/26	750	841,338
3.50%, 05/09/27	1,000	1,106,541
3.15%, 08/01/29	1,000	1,072,277
2.88%, 05/01/30	1,000	1,059,537
3.75%, 05/01/50	500	545,933
Diageo Capital PLC:
2.63%, 04/29/23	250	263,533
3.50%, 09/18/23	2,000	2,170,854
1.38%, 09/29/25	500	508,900
3.88%, 05/18/28	1,000	1,164,489
2.38%, 10/24/29	830	886,081
2.00%, 04/29/30	1,000	1,034,552
3.88%, 04/29/43	125	151,351
Diageo Investment Corp.:
2.88%, 05/11/22	100	104,346
4.25%, 05/11/42	250	311,457

Security	Par (000)	Value

Beverages (continued)
Keurig Dr Pepper, Inc.:
3.20%, 05/01/30	$500	$556,239
3.80%, 05/01/50	500	564,978
2.70%, 11/15/22	100	103,988
4.06%, 05/25/23	500	544,906
4.42%, 05/25/25	250	288,261
4.60%, 05/25/28	750	899,581
4.99%, 05/25/38	250	318,390
4.42%, 12/15/46	500	595,625
5.09%, 05/25/48	750	988,978
Molson Coors Brewing Co.:
2.10%, 07/15/21	750	759,208
3.50%, 05/01/22	75	78,256
3.00%, 07/15/26	2,345	2,439,661
5.00%, 05/01/42	750	794,535
4.20%, 07/15/46	500	486,564
PepsiCo, Inc.:
3.00%, 08/25/21	750	771,533
2.75%, 03/05/22	250	260,536
3.10%, 07/17/22	500	525,510
2.75%, 03/01/23	300	318,520
0.75%, 05/01/23	295	297,684
3.60%, 03/01/24(a)	250	274,967
2.25%, 03/19/25	2,400	2,564,940
2.75%, 04/30/25	1,000	1,091,200
3.50%, 07/17/25	250	282,151
2.85%, 02/24/26	500	552,430
2.38%, 10/06/26	1,000	1,092,710
3.00%, 10/15/27	500	561,922
2.63%, 07/29/29	1,000	1,105,564
2.75%, 03/19/30	1,400	1,560,544
1.63%, 05/01/30	600	611,011
3.60%, 08/13/42	100	120,428
4.60%, 07/17/45	500	673,339
4.45%, 04/14/46	1,000	1,337,074
3.45%, 10/06/46	2,250	2,598,568
3.38%, 07/29/49	600	688,198
2.88%, 10/15/49	500	541,365
3.63%, 03/19/50	1,400	1,685,049

		98,387,163

Biotechnology — 0.3%
Amgen, Inc.:
3.88%, 11/15/21	829	859,564
2.70%, 05/01/22	500	517,142
2.65%, 05/11/22	2,000	2,070,944
2.25%, 08/19/23(a)	250	262,105
3.63%, 05/22/24	250	274,157
3.13%, 05/01/25	750	824,302
2.60%, 08/19/26	715	778,774
3.20%, 11/02/27	2,000	2,253,699
3.15%, 02/21/40	1,000	1,073,997
4.95%, 10/01/41	2,000	2,589,990
5.65%, 06/15/42	750	1,074,880
4.40%, 05/01/45	925	1,150,854
4.56%, 06/15/48	500	651,098
3.38%, 02/21/50	2,000	2,230,195
4.66%, 06/15/51	904	1,205,173
Baxalta, Inc.:
4.00%, 06/23/25	1,398	1,584,549
5.25%, 06/23/45	105	140,714

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology (continued)
Biogen, Inc.:
4.05%, 09/15/25	$595	$682,077
5.20%, 09/15/45	1,150	1,507,825
3.15%, 05/01/50	1,130	1,088,024
Gilead Sciences, Inc.:
1.95%, 03/01/22	1,000	1,025,300
2.50%, 09/01/23	500	529,271
3.70%, 04/01/24	1,750	1,935,933
3.50%, 02/01/25	1,170	1,302,324
3.65%, 03/01/26	1,325	1,516,693
2.95%, 03/01/27	500	557,994
4.60%, 09/01/35	1,350	1,771,494
5.65%, 12/01/41	50	72,842
4.80%, 04/01/44	1,100	1,487,587
4.50%, 02/01/45	1,150	1,495,379
4.75%, 03/01/46	1,000	1,351,495
4.15%, 03/01/47(a)	1,150	1,462,711

		37,329,086

Building Materials — 0.0%
Martin Marietta Materials, Inc.:
4.25%, 12/15/47	250	274,708
Series CB, 2.50%, 03/15/30	1,000	1,006,606

		1,281,314

Building Products — 0.0%
Allegion PLC, 3.50%, 10/01/29	500	524,249
Fortune Brands Home & Security, Inc., 3.25%, 09/15/29	500	533,077
Johnson Controls International PLC:
3.63%, 07/02/24(d)	75	80,122
4.63%, 07/02/44	750	847,803
5.13%, 09/14/45	24	28,912
4.50%, 02/15/47	250	284,901
4.95%, 07/02/64(d)	179	212,461
Masco Corp., 4.38%, 04/01/26	1,000	1,141,547
Owens Corning:
4.20%, 12/01/24	250	275,140
3.88%, 06/01/30	300	320,321
4.40%, 01/30/48	1,000	1,041,056

		5,289,589

Capital Markets — 1.1%
Ameriprise Financial, Inc.:
4.00%, 10/15/23	150	165,632
2.88%, 09/15/26(a)	500	541,540
Brookfield Asset Management, Inc., 4.00%, 01/15/25	250	275,280
Brookfield Finance, Inc.:
4.00%, 04/01/24	150	162,650
3.90%, 01/25/28	1,000	1,097,711
4.35%, 04/15/30	2,000	2,268,015
4.70%, 09/20/47	500	575,005
Charles Schwab Corp.:
3.00%, 03/10/25	80	87,430
3.85%, 05/21/25	1,000	1,138,145
3.20%, 01/25/28	1,000	1,118,088
3.25%, 05/22/29	200	225,119
4.63%, 03/22/30	1,000	1,247,728
CME Group, Inc.:
3.00%, 09/15/22	1,000	1,055,036
3.00%, 03/15/25	250	275,959

Security	Par (000)	Value

Capital Markets (continued)
3.75%, 06/15/28(a)	$1,000	$1,201,454
5.30%, 09/15/43	100	146,512
Franklin Resources, Inc., 2.80%, 09/15/22	150	156,094
FS KKR Capital Corp.:
4.63%, 07/15/24	500	498,228
4.13%, 02/01/25	100	96,579
Goldman Sachs Group, Inc.:
5.25%, 07/27/21	2,000	2,100,013
2.35%, 11/15/21	1,500	1,509,546
5.75%, 01/24/22	2,350	2,535,274
3.00%, 04/26/22	3,000	3,058,091
(3 mo. LIBOR US + 0.82%), 2.88%, 10/31/22(c)	2,000	2,050,435
3.63%, 01/22/23	150	160,763
(3 mo. LIBOR US + 0.99%), 2.91%, 07/24/23(c)	2,000	2,077,817
3.63%, 02/20/24	1,000	1,087,354
4.00%, 03/03/24(a)	3,425	3,786,668
3.85%, 07/08/24	500	551,288
3.50%, 01/23/25(a)	750	816,492
3.50%, 04/01/25	1,915	2,099,812
3.75%, 05/22/25	2,250	2,492,945
(3 mo. LIBOR US + 1.20%), 3.27%, 09/29/25(c)	1,000	1,077,679
4.25%, 10/21/25	1,050	1,181,976
3.75%, 02/25/26	380	423,814
5.95%, 01/15/27	250	309,720
3.85%, 01/26/27	2,000	2,256,030
(3 mo. LIBOR US + 1.51%), 3.69%, 06/05/28(c)	2,500	2,800,528
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(c)	1,000	1,130,453
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(c)	1,000	1,163,487
2.60%, 02/07/30	2,000	2,097,191
3.80%, 03/15/30	600	681,090
6.75%, 10/01/37	1,650	2,402,174
(3 mo. LIBOR US + 1.37%), 4.02%, 10/31/38(c)	2,000	2,320,975
(3 mo. LIBOR US + 1.43%), 4.41%, 04/23/39(c)	2,400	2,890,192
4.80%, 07/08/44	1,250	1,636,442
5.15%, 05/22/45	1,500	1,974,768
4.75%, 10/21/45	1,750	2,285,753
Invesco Finance PLC:
4.00%, 01/30/24	250	271,261
5.38%, 11/30/43	500	570,032
Jefferies Group LLC, 5.13%, 01/20/23	650	705,393
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.:
4.85%, 01/15/27	1,000	1,101,364
4.15%, 01/23/30	1,000	1,077,714
Landwirtschaftliche Rentenbank:
2.38%, 06/10/25	2,000	2,181,942
Series 36, 2.00%, 12/06/21	2,000	2,048,073
Lazard Group LLC, 4.38%, 03/11/29	1,000	1,119,278
Legg Mason, Inc., 5.63%, 01/15/44	625	769,431
Morgan Stanley:
5.50%, 07/28/21	1,600	1,684,813
2.63%, 11/17/21	2,750	2,826,819
2.75%, 05/19/22	2,000	2,079,291
4.88%, 11/01/22	500	543,731
3.13%, 01/23/23(a)	3,500	3,711,069
3.75%, 02/25/23	500	539,596
4.10%, 05/22/23	250	270,180
(3 mo. LIBOR US + 0.85%), 3.74%, 04/24/24(c)	4,000	4,306,462
3.70%, 10/23/24	1,500	1,663,331
(Secured Overnight Financing Rate + 1.15%), 2.72%, 07/22/25(c)	605	641,888

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Capital Markets (continued)
4.00%, 07/23/25	$505	$572,592
5.00%, 11/24/25	1,250	1,459,894
3.88%, 01/27/26	500	565,602
(Secured Overnight Financing Rate + 1.99%), 2.19%, 04/28/26(c)	3,430	3,571,347
3.13%, 07/27/26	500	551,150
4.35%, 09/08/26	1,500	1,729,621
3.63%, 01/20/27	2,000	2,258,082
3.95%, 04/23/27	250	281,370
(3 mo. LIBOR US + 1.34%), 3.59%, 07/22/28(c)	2,250	2,530,078
(3 mo. LIBOR US + 1.14%), 3.77%, 01/24/29(c)	3,000	3,415,492
(3 mo. LIBOR US + 1.63%), 4.43%, 01/23/30(c)	750	893,571
(Secured Overnight Financing Rate + 3.12%), 3.62%, 04/01/31(c)	4,020	4,592,343
7.25%, 04/01/32	50	75,242
(3 mo. LIBOR US + 1.46%), 3.97%, 07/22/38(c)	1,000	1,182,569
(3 mo. LIBOR US + 1.43%), 4.46%, 04/22/39(c)	3,000	3,782,092
6.38%, 07/24/42	50	77,995
4.30%, 01/27/45	500	629,254
4.38%, 01/22/47	1,500	1,932,535
(Secured Overnight Financing Rate + 4.84%), 5.60%, 03/24/51(c)	500	760,688
Series F, 3.88%, 04/29/24	250	276,444
Nasdaq, Inc.:
4.25%, 06/01/24	250	276,589
3.25%, 04/28/50	1,000	1,046,718
Nomura Holdings, Inc.:
2.65%, 01/16/25	900	938,790
3.10%, 01/16/30	900	937,434
Northern Trust Corp., 3.15%, 05/03/29	500	569,228
Owl Rock Capital Corp.:
4.00%, 03/30/25	345	340,737
3.75%, 07/22/25	265	258,656
Raymond James Financial, Inc., 4.95%, 07/15/46	500	604,845
State Street Corp.:
(3 mo. LIBOR US + 0.64%), 2.65%, 05/15/23(c)	1,000	1,037,894
3.10%, 05/15/23	250	268,696
3.30%, 12/16/24	405	451,037
(Secured Overnight Financing Rate + 0.94%), 2.35%, 11/01/25(c)	450	476,817
(Secured Overnight Financing Rate + 2.60%), 2.90%, 03/30/26(b)(c)	1,000	1,082,466
2.65%, 05/19/26	1,000	1,097,161
2.40%, 01/24/30	300	322,630
(Secured Overnight Financing Rate + 1.49%), 3.03%, 11/01/34(c)	200	214,872
TD Ameritrade Holding Corp.:
2.95%, 04/01/22	250	260,094
3.63%, 04/01/25	1,000	1,116,296
2.75%, 10/01/29(a)	1,000	1,098,530
TPG Specialty Lending, Inc., 3.88%, 11/01/24	500	498,783

		135,438,877

Chemicals — 0.4%
Air Products and Chemicals, Inc.:
1.50%, 10/15/25	85	87,677
1.85%, 05/15/27	415	434,836
2.05%, 05/15/30	430	451,329
2.70%, 05/15/40	495	520,825
2.80%, 05/15/50	395	415,001
Albemarle Corp., 4.15%, 12/01/24	250	267,914
Cabot Corp., 4.00%, 07/01/29	1,500	1,549,961

Security	Par (000)	Value

Chemicals (continued)
Dow Chemical Co.:
3.50%, 10/01/24	$500	$539,706
4.80%, 11/30/28	300	358,620
4.25%, 10/01/34	1,600	1,784,639
9.40%, 05/15/39	250	416,678
5.25%, 11/15/41	100	120,722
4.38%, 11/15/42	250	279,314
5.55%, 11/30/48(a)	1,000	1,306,654
4.80%, 05/15/49	1,000	1,186,716
DuPont de Nemours, Inc.:
4.21%, 11/15/23	2,000	2,192,195
4.73%, 11/15/28	1,500	1,804,442
5.32%, 11/15/38	750	950,900
5.42%, 11/15/48	1,500	1,975,777
Eastman Chemical Co.:
3.60%, 08/15/22	200	208,789
3.80%, 03/15/25	1,050	1,139,970
4.50%, 12/01/28	1,000	1,148,942
4.80%, 09/01/42	250	290,915
Ecolab, Inc.:
4.35%, 12/08/21	122	128,869
2.38%, 08/10/22(a)	500	519,014
3.25%, 01/14/23	250	265,326
3.25%, 12/01/27	1,000	1,133,270
4.80%, 03/24/30	500	633,590
3.70%, 11/01/46	250	289,149
EI du Pont de Nemours and Co.:
1.70%, 07/15/25	800	825,968
2.30%, 07/15/30	800	831,020
FMC Corp.:
3.20%, 10/01/26	155	167,320
3.45%, 10/01/29	115	124,698
4.50%, 10/01/49	165	196,012
International Flavors & Fragrances, Inc.:
4.45%, 09/26/28	500	568,990
5.00%, 09/26/48	500	583,349
LYB International Finance BV:
4.00%, 07/15/23	450	487,817
5.25%, 07/15/43	75	90,313
4.88%, 03/15/44	350	412,991
LYB International Finance II BV, 3.50%, 03/02/27(a)	1,000	1,088,495
LYB International Finance III LLC:
4.20%, 10/15/49(a)	830	892,769
4.20%, 05/01/50	500	538,194
LyondellBasell Industries NV, 4.63%, 02/26/55	600	670,932
Mosaic Co.:
3.75%, 11/15/21	50	51,179
4.25%, 11/15/23	1,000	1,049,312
4.05%, 11/15/27(a)	1,000	1,061,981
5.45%, 11/15/33	250	265,352
Nutrien Ltd.:
3.15%, 10/01/22	1,050	1,088,291
3.50%, 06/01/23	250	265,009
3.63%, 03/15/24	250	270,163
3.38%, 03/15/25	1,395	1,520,627
3.00%, 04/01/25	250	267,861
4.00%, 12/15/26	250	281,819
4.90%, 06/01/43	500	591,094
5.00%, 04/01/49	750	959,974
3.95%, 05/13/50	1,000	1,103,767
PPG Industries, Inc.:
2.40%, 08/15/24	1,000	1,059,724
2.80%, 08/15/29	1,000	1,066,903

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
Praxair, Inc.:
2.70%, 02/21/23(a)	$1,000	$1,044,130
2.65%, 02/05/25	165	175,874
3.20%, 01/30/26	250	277,649
Rohm & Haas Co., 7.85%, 07/15/29	250	353,052
RPM International, Inc., 5.25%, 06/01/45	250	281,847
Sherwin-Williams Co.:
3.95%, 01/15/26	500	564,177
3.45%, 06/01/27	250	279,713
2.95%, 08/15/29	620	666,524
4.50%, 06/01/47	1,000	1,217,373
3.80%, 08/15/49	880	959,474
Westlake Chemical Corp.:
3.60%, 08/15/26	500	529,009
3.38%, 06/15/30	300	306,172
5.00%, 08/15/46	750	796,104

		48,234,762

Commercial Services & Supplies — 0.1%
American University, Series 2019, 3.67%, 04/01/49	135	148,567
California Institute of Technology, 3.65%, 09/01/19	263	290,502
George Washington University:
4.87%, 09/15/45	100	131,166
Series 2014, 4.30%, 09/15/44	250	298,714
Series 2018, 4.13%, 09/15/48	164	200,367
Georgetown University:
Series 20A, 2.94%, 04/01/50	104	101,479
Series A, 5.22%, 10/01/18	62	85,262
Series B, 4.32%, 04/01/49	40	50,209
Leland Stanford Junior University:
3.65%, 05/01/48	250	318,331
2.41%, 06/01/50	300	308,058
Massachusetts Institute of Technology:
4.68%, 07/01/14	300	437,890
Series F, 2.99%, 07/01/50	289	325,964
Series G, 2.29%, 07/01/51	157	157,348
President and Fellows of Harvard College:
3.15%, 07/15/46	175	201,229
2.52%, 10/15/50	204	211,292
3.30%, 07/15/56	200	242,993
Republic Services, Inc.:
5.25%, 11/15/21	50	53,136
3.55%, 06/01/22	250	262,635
4.75%, 05/15/23	250	277,072
2.50%, 08/15/24	205	218,061
3.20%, 03/15/25	250	273,910
2.90%, 07/01/26	85	92,865
3.95%, 05/15/28	1,750	2,043,633
Trustees of Boston University, Series CC, 4.06%, 10/01/48	35	44,126
University of Notre Dame du Lac, Series 2017, 3.39%, 02/15/48	110	129,919
University of Southern California:
3.03%, 10/01/39	200	217,861
2.81%, 10/01/50	134	143,602
Series A, 3.23%, 10/01/20	130	135,185
Waste Connections, Inc., 3.05%, 04/01/50	1,000	1,006,941
Waste Management, Inc.:
2.90%, 09/15/22	200	209,017
2.40%, 05/15/23	500	522,559
3.15%, 11/15/27	1,000	1,119,394
3.45%, 06/15/29(a)	1,500	1,545,110
3.90%, 03/01/35(a)	315	372,813
4.15%, 07/15/49	500	626,942

Security	Par (000)	Value

Commercial Services & Supplies (continued)
William Marsh Rice University, 3.77%, 05/15/55	$300	$367,726

		13,171,878

Communications Equipment — 0.1%
Cisco Systems, Inc.:
1.85%, 09/20/21	4,000	4,071,124
3.00%, 06/15/22	3,000	3,161,748
2.60%, 02/28/23	500	525,871
2.20%, 09/20/23	1,000	1,055,919
2.95%, 02/28/26	1,500	1,690,263
2.50%, 09/20/26	1,000	1,106,436
5.90%, 02/15/39	500	745,077
5.50%, 01/15/40	850	1,239,313
Juniper Networks, Inc.(a):
4.35%, 06/15/25	250	277,561
3.75%, 08/15/29	500	558,975
5.95%, 03/15/41	500	608,020
Motorola Solutions, Inc.:
3.75%, 05/15/22	85	89,175
3.50%, 03/01/23	250	265,439
4.60%, 02/23/28	500	568,662
4.60%, 05/23/29	965	1,113,605

		17,077,188

Construction & Engineering — 0.0%
ABB Finance USA, Inc.:
2.88%, 05/08/22	100	103,851
3.80%, 04/03/28	1,000	1,173,098

		1,276,949

Construction Materials — 0.0%
Vulcan Materials Co.:
3.90%, 04/01/27	1,000	1,093,894
4.50%, 06/15/47	500	558,123
WW Grainger, Inc., 4.60%, 06/15/45	1,250	1,575,382

		3,227,399

Consumer Finance — 0.5%
Ally Financial, Inc.:
4.13%, 02/13/22	500	513,766
4.63%, 05/19/22	500	520,336
3.88%, 05/21/24	1,500	1,550,961
5.13%, 09/30/24	300	323,966
4.63%, 03/30/25	1,500	1,600,978
5.80%, 05/01/25	500	557,079
American Express Co.:
2.75%, 05/20/22	1,000	1,038,238
2.65%, 12/02/22	1,000	1,047,392
3.40%, 02/27/23	2,000	2,139,696
3.70%, 08/03/23	2,000	2,175,005
3.40%, 02/22/24	3,000	3,263,031
2.50%, 07/30/24	655	693,273
3.00%, 10/30/24	1,000	1,081,485
3.63%, 12/05/24	300	332,383
4.05%, 12/03/42	67	81,054
Capital One Bank USA NA, 3.38%, 02/15/23	350	368,459
Capital One Financial Corp.:
4.75%, 07/15/21	1,000	1,042,733
3.20%, 01/30/23(a)	4,000	4,212,676
3.50%, 06/15/23	110	117,721
3.75%, 04/24/24	250	270,885
3.30%, 10/30/24	1,000	1,075,981
3.20%, 02/05/25	250	268,425
4.20%, 10/29/25	340	377,681
3.75%, 07/28/26	230	251,318

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Finance (continued)
3.75%, 03/09/27	$500	$552,171
3.65%, 05/11/27	2,000	2,192,410
3.80%, 01/31/28	1,000	1,113,315
Caterpillar Financial Services Corp.:
1.70%, 08/09/21	1,000	1,013,858
2.95%, 02/26/22	1,000	1,041,563
1.90%, 09/06/22	1,000	1,031,993
2.63%, 03/01/23	2,000	2,112,155
3.45%, 05/15/23	400	433,277
3.65%, 12/07/23	1,000	1,105,901
3.30%, 06/09/24	250	275,018
2.15%, 11/08/24	200	212,257
Discover Financial Services:
3.95%, 11/06/24	350	382,745
3.75%, 03/04/25	75	80,728
Mastercard, Inc.:
3.38%, 04/01/24	250	276,588
2.00%, 03/03/25	1,200	1,273,085
3.30%, 03/26/27	235	266,159
3.50%, 02/26/28(a)	1,000	1,148,621
2.95%, 06/01/29	1,500	1,686,402
3.35%, 03/26/30	330	381,478
3.65%, 06/01/49	500	601,180
3.85%, 03/26/50	1,050	1,306,193
PayPal Holdings, Inc.:
1.35%, 06/01/23	395	402,708
2.40%, 10/01/24	1,170	1,241,793
1.65%, 06/01/25	440	454,848
2.85%, 10/01/29	1,335	1,452,165
2.30%, 06/01/30	465	485,663
3.25%, 06/01/50	585	633,491
Synchrony Financial:
3.75%, 08/15/21	1,500	1,533,710
2.85%, 07/25/22	175	177,990
4.50%, 07/23/25	190	201,875
3.95%, 12/01/27	1,000	1,045,267
5.15%, 03/19/29	500	563,724
Visa, Inc.:
2.15%, 09/15/22	2,000	2,078,392
2.80%, 12/14/22	750	792,070
3.15%, 12/14/25	1,945	2,166,630
2.75%, 09/15/27	1,150	1,267,971
4.15%, 12/14/35	500	639,593
2.70%, 04/15/40	1,000	1,070,032
4.30%, 12/14/45	1,750	2,310,740
3.65%, 09/15/47(a)	195	236,923

		62,147,204

Containers & Packaging — 0.0%
Bemis Co., Inc., 2.63%, 06/19/30	275	281,954
Packaging Corp. of America(a):
4.50%, 11/01/23	250	275,168
3.00%, 12/15/29	200	216,571
4.05%, 12/15/49	650	775,762
WRKCo, Inc.:
4.65%, 03/15/26	1,170	1,360,398
3.38%, 09/15/27	500	537,832
4.00%, 03/15/28	1,000	1,119,907

		4,567,592

Diversified Consumer Services — 0.0%
Northeastern University, Series 2020, 2.89%, 10/01/50(e)	51	51,687
Northwestern University:
3.87%, 12/01/48	100	122,382

Security	Par (000)	Value

Diversified Consumer Services (continued)
Series 2017, 3.66%, 12/01/57	$58	$71,778
Series 2020, 2.64%, 12/01/50	85	89,469
Yale University, :
1.48%, 04/15/30	152	153,635
2.40%, 04/15/50	175	179,950

		668,901

Diversified Financial Services — 3.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust:
3.95%, 02/01/22	1,250	1,250,382
3.30%, 01/23/23	500	490,996
4.88%, 01/16/24	1,000	993,771
2.88%, 08/14/24	1,000	938,890
6.50%, 07/15/25	1,000	1,048,505
3.65%, 07/21/27(a)	1,000	885,439
3.88%, 01/23/28	500	451,613
Air Lease Corp.:
2.25%, 01/15/23	1,095	1,082,309
4.25%, 09/15/24	250	253,847
2.30%, 02/01/25	375	358,635
3.25%, 03/01/25	2,000	2,005,051
3.63%, 12/01/27	200	195,105
3.25%, 10/01/29	500	475,015
3.00%, 02/01/30	400	370,758
Aircastle Ltd.:
5.00%, 04/01/23	100	97,432
4.13%, 05/01/24	1,000	939,447
4.25%, 06/15/26	500	458,879
Ally Financial, Inc., 3.05%, 06/05/23	2,000	2,024,034
American Express Credit Corp.:
2.70%, 03/03/22	1,000	1,035,368
3.30%, 05/03/27	500	567,130
Ares Capital Corp.:
4.20%, 06/10/24	500	511,966
3.25%, 07/15/25	875	849,198
Banco Santander SA:
3.50%, 04/11/22	1,600	1,664,050
3.13%, 02/23/23	1,000	1,041,630
2.71%, 06/27/24	1,000	1,051,066
2.75%, 05/28/25	1,400	1,450,841
5.18%, 11/19/25	200	225,146
3.80%, 02/23/28	600	651,224
4.38%, 04/12/28(a)	1,000	1,117,285
3.31%, 06/27/29	600	647,610
3.49%, 05/28/30	200	214,761
Bank of America Corp.:
2.50%, 10/21/22	1,000	1,023,756
3.30%, 01/11/23	1,000	1,067,277
(3 mo. LIBOR US + 1.02%), 2.88%, 04/24/23(c)	1,000	1,036,583
(3 mo. LIBOR US + 0.93%), 2.82%, 07/21/23(c)	500	519,344
4.10%, 07/24/23	4,000	4,392,488
(3 mo. LIBOR US + 0.79%), 3.00%, 12/20/23(c)	5,144	5,403,309
(3 mo. LIBOR US + 0.78%), 3.55%, 03/05/24(c)	1,000	1,068,962
4.00%, 04/01/24	500	555,003
(3 mo. LIBOR US + 0.94%), 3.86%, 07/23/24(c)	1,500	1,625,492
4.20%, 08/26/24	750	832,649
4.00%, 01/22/25	750	828,266
3.88%, 08/01/25	2,250	2,547,522
(3 mo. LIBOR US + 1.09%), 3.09%, 10/01/25(c)	1,000	1,081,843
(3 mo. LIBOR US + 0.87%), 2.46%, 10/22/25(c)	385	404,465
(3 mo. LIBOR US + 0.81%), 3.37%, 01/23/26(c)	2,000	2,184,387
(3 mo. LIBOR US + 0.64%), 2.02%, 02/13/26(c)	1,400	1,447,735
4.45%, 03/03/26(a)	1,340	1,542,668

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
3.50%, 04/19/26	$645	$726,041
(Secured Overnight Financing Rate + 1.15%), 1.32%, 06/19/26(c)	1,700	1,704,424
4.25%, 10/22/26	1,290	1,479,702
(3 mo. LIBOR US + 1.06%), 3.56%, 04/23/27(c)	1,000	1,116,081
3.25%, 10/21/27	1,375	1,516,452
(3 mo. LIBOR US + 1.58%), 3.82%, 01/20/28(c)	2,000	2,270,018
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(c)	1,000	1,130,365
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(a)(c)	500	560,415
(3 mo. LIBOR US + 1.04%), 3.42%, 12/20/28(c)	2,544	2,833,640
(3 mo. LIBOR US + 1.07%), 3.97%, 03/05/29(c)	1,000	1,145,675
(3 mo. LIBOR US + 1.31%), 4.27%, 07/23/29(c)	1,450	1,710,225
(3 mo. LIBOR US + 1.21%), 3.97%, 02/07/30(c)	2,650	3,085,484
(3 mo. LIBOR US + 1.18%), 3.19%, 07/23/30(c)	965	1,065,270
(3 mo. LIBOR US + 1.19%), 2.88%, 10/22/30(c)	1,000	1,081,859
(3 mo. LIBOR US + 0.99%), 2.50%, 02/13/31(c)	3,500	3,669,371
(Secured Overnight Financing Rate + 2.15%), 2.59%, 04/29/31(c)	2,700	2,856,993
6.11%, 01/29/37	350	492,773
(3 mo. LIBOR US + 1.81%), 4.24%, 04/24/38(c)	1,500	1,822,751
7.75%, 05/14/38	200	326,964
(3 mo. LIBOR US + 1.32%), 4.08%, 04/23/40(c)	1,000	1,215,874
(Secured Overnight Financing Rate + 1.93%), 2.68%, 06/19/41(c)	1,500	1,540,490
5.88%, 02/07/42	1,100	1,641,022
5.00%, 01/21/44	1,250	1,723,370
(3 mo. LIBOR US + 1.99%), 4.44%, 01/20/48(c)	1,150	1,489,895
(3 mo. LIBOR US + 1.19%), 3.95%, 01/23/49(c)	600	725,902
(3 mo. LIBOR US + 1.52%), 4.33%, 03/15/50(c)	2,000	2,584,606
(3 mo. LIBOR US + 3.15%), 4.08%, 03/20/51(c)	2,900	3,633,878
Series L, 3.95%, 04/21/25(a)	2,155	2,386,256
Series L, 4.18%, 11/25/27	1,000	1,144,458
Carrier Global Corp.(b):
1.92%, 02/15/23	350	356,775
2.24%, 02/15/25	390	398,743
2.49%, 02/15/27	983	1,001,377
2.72%, 02/15/30	500	502,171
3.38%, 04/05/40	1,000	976,402
3.58%, 04/05/50	1,500	1,476,467
Citigroup, Inc.:
2.35%, 08/02/21	4,000	4,076,948
2.90%, 12/08/21	750	772,605
2.75%, 04/25/22	1,500	1,554,560
4.05%, 07/30/22	250	265,116
2.70%, 10/27/22	500	522,028
(Secured Overnight Financing Rate + 0.87%), 2.31%, 11/04/22(c)	700	713,803
(3 mo. LIBOR US + 0.72%), 3.14%, 01/24/23(c)	500	517,156
3.50%, 05/15/23	500	532,731
(3 mo. LIBOR US + 0.95%), 2.88%, 07/24/23(c)	1,500	1,561,102
3.88%, 03/26/25	500	545,069
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(a)(c)	4,000	4,321,918
3.30%, 04/27/25	155	170,218
4.40%, 06/10/25	500	559,903
3.70%, 01/12/26	1,000	1,116,813
4.60%, 03/09/26	250	285,512
(Secured Overnight Financing Rate + 2.75%), 3.11%, 04/08/26(c)	1,400	1,505,805
3.40%, 05/01/26	500	554,403
3.20%, 10/21/26	500	548,063
4.30%, 11/20/26	150	170,363
4.45%, 09/29/27	3,000	3,425,002
(3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28 (c)	1,000	1,127,202

Security	Par (000)	Value

Diversified Financial Services (continued)
(3 mo. LIBOR US + 1.39%), 3.67%, 07/24/28(c)	$1,000	$1,114,934
4.13%, 07/25/28	750	849,542
(3 mo. LIBOR US + 1.15%), 3.52%, 10/27/28(c)	2,000	2,204,098
(Secured Overnight Financing Rate + 1.42%), 2.98%, 11/05/30(c)	1,000	1,064,210
(Secured Overnight Financing Rate + 3.91%), 4.41%, 03/31/31(c)	2,400	2,847,647
(Secured Overnight Financing Rate + 2.11%), 2.57%, 06/03/31(c)	1,500	1,551,391
6.63%, 06/15/32	100	137,113
6.13%, 08/25/36	184	244,787
8.13%, 07/15/39	575	995,795
(Secured Overnight Financing Rate + 4.55%), 5.32%, 03/26/41(c)	2,400	3,258,089
5.88%, 01/30/42	2,500	3,635,949
6.68%, 09/13/43	250	385,903
5.30%, 05/06/44(a)	500	663,290
4.65%, 07/30/45	250	321,804
4.75%, 05/18/46	1,500	1,908,010
(3 mo. LIBOR US + 1.84%), 4.28%, 04/24/48(c)	1,000	1,238,243
4.65%, 07/23/48	1,500	1,963,347
Credit Suisse Group Funding Guernsey Ltd.:
3.80%, 09/15/22	500	531,234
3.80%, 06/09/23	1,000	1,076,702
3.75%, 03/26/25(a)	500	551,171
4.55%, 04/17/26	250	287,465
4.88%, 05/15/45(a)	1,500	2,000,034
Deutsche Bank AG, 4.10%, 01/13/26	350	369,837
Deutsche Bank AG, London, 3.70%, 05/30/24	215	224,720
Deutsche Bank AG, New York:
4.25%, 10/14/21	2,000	2,052,025
3.95%, 02/27/23	2,000	2,076,951
(Secured Overnight Financing Rate + 2.58%), 3.96%, 11/26/25(c)	800	839,262
E*TRADE Financial Corp., 4.50%, 06/20/28	1,000	1,156,424
GE Capital Funding LLC, 4.40%, 05/15/30(b)	2,000	2,081,210
GE Capital International Funding Co.:
3.37%, 11/15/25	1,427	1,497,311
4.42%, 11/15/35	5,685	5,780,243
General Motors Financial Co., Inc.:
3.45%, 04/10/22	400	407,863
3.15%, 06/30/22	1,000	1,017,371
3.55%, 07/08/22	1,000	1,025,264
3.25%, 01/05/23	3,000	3,065,357
5.20%, 03/20/23	2,165	2,313,771
5.10%, 01/17/24	1,000	1,068,895
3.95%, 04/13/24	1,000	1,034,502
4.00%, 01/15/25	250	261,339
2.90%, 02/26/25	660	657,368
2.75%, 06/20/25	980	967,952
4.30%, 07/13/25	1,000	1,042,560
5.25%, 03/01/26(a)	405	441,383
4.35%, 01/17/27	500	517,352
5.65%, 01/17/29	250	281,328
3.60%, 06/21/30	2,060	2,004,924
Genpact Luxembourg Sarl, 3.38%, 12/01/24	1,000	1,031,939
Intercontinental Exchange, Inc.:
2.35%, 09/15/22	1,000	1,037,551
3.75%, 12/01/25	1,115	1,270,498
3.75%, 09/21/28(a)	1,135	1,326,058
2.10%, 06/15/30	770	782,399
4.25%, 09/21/48	500	635,656

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
3.00%, 06/15/50	$435	$449,974
Jefferies Financial Group, Inc., 5.50%, 10/18/23	150	162,701
John Deere Capital Corp.:
3.90%, 07/12/21	50	51,781
2.65%, 01/06/22	140	144,633
2.75%, 03/15/22	500	519,464
2.95%, 04/01/22	500	521,810
1.95%, 06/13/22	300	308,587
0.55%, 07/05/22	2,000	2,005,720
2.15%, 09/08/22	1,000	1,037,293
2.80%, 03/06/23	500	531,157
3.45%, 06/07/23	2,000	2,170,920
3.45%, 01/10/24	1,000	1,096,915
2.05%, 01/09/25	1,000	1,056,676
2.25%, 09/14/26(a)	500	540,802
3.05%, 01/06/28(a)	300	334,251
2.80%, 07/18/29	630	699,020
2.45%, 01/09/30(a)	300	325,359
JPMorgan Chase & Co.:
2.30%, 08/15/21	2,000	2,004,180
4.35%, 08/15/21	500	521,797
4.50%, 01/24/22	2,800	2,971,591
3.25%, 09/23/22	200	211,191
2.97%, 01/15/23	2,000	2,070,935
3.20%, 01/25/23	3,150	3,349,033
(3 mo. LIBOR US + 0.70%), 3.21%, 04/01/23(c)	2,000	2,082,313
(3 mo. LIBOR US + 0.94%), 2.78%, 04/25/23(c)	1,500	1,552,946
3.38%, 05/01/23	1,250	1,337,388
2.70%, 05/18/23	500	527,008
(3 mo. LIBOR US + 0.73%), 3.56%, 04/23/24(c)	1,500	1,605,767
3.63%, 05/13/24	1,000	1,104,335
(3 mo. LIBOR US + 0.89%), 3.80%, 07/23/24(c)	2,500	2,711,948
3.88%, 09/10/24(a)	1,300	1,441,404
3.13%, 01/23/25	250	272,472
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(c)	2,000	2,153,548
3.90%, 07/15/25	2,250	2,544,969
(Secured Overnight Financing Rate + 1.16%), 2.30%, 10/15/25(c)	500	523,740
(Secured Overnight Financing Rate + 1.59%), 2.01%, 03/13/26(c)	1,300	1,345,430
3.30%, 04/01/26	500	558,867
(Secured Overnight Financing Rate + 1.85%), 2.08%, 04/22/26(c)	3,100	3,219,718
3.20%, 06/15/26	1,000	1,109,955
7.63%, 10/15/26	500	667,867
4.13%, 12/15/26	250	290,967
4.25%, 10/01/27	500	582,269
3.63%, 12/01/27	1,000	1,106,147
(3 mo. LIBOR US + 1.34%), 3.78%, 02/01/28(c)	2,000	2,261,864
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(c)	750	837,067
(3 mo. LIBOR US + 0.95%), 3.51%, 01/23/29(c)	1,000	1,117,021
(3 mo. LIBOR US + 1.12%), 4.01%, 04/23/29(c)	4,000	4,615,646
(3 mo. LIBOR US + 1.26%), 4.20%, 07/23/29(c)	1,175	1,377,646
(3 mo. LIBOR US + 1.33%), 4.45%, 12/05/29(c)	500	598,803
(3 mo. LIBOR US + 1.16%), 3.70%, 05/06/30(c)	1,000	1,148,740
(Secured Overnight Financing Rate + 1.51%), 2.74%, 10/15/30(c)	1,000	1,072,838
(Secured Overnight Financing Rate + 3.79%), 4.49%, 03/24/31(c)	1,000	1,219,072
(Secured Overnight Financing Rate + 2.04%), 2.52%, 04/22/31(c)	1,600	1,689,769
(Secured Overnight Financing Rate + 2.52%), 2.96%, 05/13/31(c)	1,000	1,060,584

Security	Par (000)	Value

Diversified Financial Services (continued)
6.40%, 05/15/38	$1,100	$1,692,504
(3 mo. LIBOR US + 1.36%), 3.88%, 07/24/38(c)	1,000	1,174,351
5.50%, 10/15/40	125	179,403
(Secured Overnight Financing Rate + 2.46%), 3.11%, 04/22/41(c)	1,100	1,188,098
5.60%, 07/15/41	550	794,068
5.40%, 01/06/42	400	563,516
5.63%, 08/16/43	500	727,054
4.85%, 02/01/44	100	136,399
4.95%, 06/01/45	1,250	1,681,643
(3 mo. LIBOR US + 1.58%), 4.26%, 02/22/48(c)	1,000	1,259,908
(3 mo. LIBOR US + 1.46%), 4.03%, 07/24/48(c)	1,500	1,820,248
(3 mo. LIBOR US + 1.38%), 3.96%, 11/15/48(c)	1,500	1,834,469
(3 mo. LIBOR US + 1.22%), 3.90%, 01/23/49(c)	1,750	2,115,167
(Secured Overnight Financing Rate + 2.44%), 3.11%, 04/22/51(c)	2,700	2,907,183
Kimberly-Clark Corp., 2.88%, 02/07/50	800	868,796
Lloyds Banking Group PLC:
3.10%, 07/06/21	500	511,847
3.00%, 01/11/22	2,000	2,067,977
(3 mo. LIBOR US + 1.25%), 2.86%, 03/17/23(c)	1,000	1,029,973
4.05%, 08/16/23(a)	500	543,250
(3 mo. LIBOR US + 0.81%), 2.91%, 11/07/23(c)	1,000	1,040,661
3.90%, 03/12/24	500	547,260
4.45%, 05/08/25	500	565,578
(1 year CMT + 3.50%), 3.87%, 07/09/25(c)	1,000	1,085,909
4.58%, 12/10/25	250	277,518
(1 year CMT + 1.00%), 2.44%, 02/05/26(c)	340	351,167
4.65%, 03/24/26	250	278,033
4.55%, 08/16/28(a)	2,000	2,343,797
(3 mo. LIBOR US + 1.21%), 3.57%, 11/07/28(c)	500	543,431
5.30%, 12/01/45(a)	850	1,119,963
4.34%, 01/09/48(a)	800	934,399
Mitsubishi UFJ Financial Group, Inc.:
3.00%, 02/22/22(a)	1,500	1,554,202
2.62%, 07/18/22	2,000	2,077,358
2.67%, 07/25/22	1,000	1,039,440
3.46%, 03/02/23(a)	3,000	3,207,014
3.76%, 07/26/23	1,500	1,627,292
2.80%, 07/18/24	1,000	1,070,782
2.19%, 02/25/25	500	516,777
3.85%, 03/01/26	500	568,351
2.76%, 09/13/26	250	267,415
3.29%, 07/25/27(a)	1,000	1,096,429
3.96%, 03/02/28	1,000	1,150,253
3.74%, 03/07/29	2,000	2,279,041
2.56%, 02/25/30	2,000	2,087,746
4.29%, 07/26/38	250	302,646
3.75%, 07/18/39	1,010	1,150,132
Mizuho Financial Group, Inc.:
2.95%, 02/28/22	250	259,264
3.55%, 03/05/23(a)	2,000	2,141,657
(3 mo. LIBOR US + 1.00%), 3.92%, 09/11/24(c)	2,000	2,163,585
(3 mo. LIBOR US + 1.10%), 2.56%, 09/13/25(c)	905	942,888
3.17%, 09/11/27	1,000	1,079,818
(3 mo. LIBOR US + 1.13%), 3.15%, 07/16/30(c)	1,000	1,085,136
(3 mo. LIBOR US + 1.31%), 2.87%, 09/13/30(c)	500	527,960
Moody’s Corp.:
4.50%, 09/01/22	550	590,638
4.88%, 02/15/24(a)	500	565,019
3.25%, 01/15/28	750	832,322
4.25%, 02/01/29	1,000	1,187,764
3.25%, 05/20/50	135	144,783

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
MUFG Americas Holdings Corp., 3.00%, 02/10/25	$200	$212,716
National Rural Utilities Cooperative Finance Corp.:
2.30%, 09/15/22	1,000	1,037,753
3.40%, 11/15/23(a)	350	380,480
2.85%, 01/27/25	250	274,537
3.40%, 02/07/28	2,000	2,243,099
2.40%, 03/15/30	830	885,538
4.30%, 03/15/49	500	639,850
Royal Bank of Scotland Group PLC:
6.13%, 12/15/22	1,000	1,091,523
3.88%, 09/12/23	1,000	1,078,144
6.00%, 12/19/23	2,000	2,240,291
(1 year CMT + 2.15%), 2.36%, 05/22/24(c)	385	395,258
(3 mo. LIBOR US + 1.55%), 4.52%, 06/25/24(c)	2,000	2,171,838
(3 mo. LIBOR US + 1.76%), 4.27%, 03/22/25(c)	1,000	1,087,703
4.80%, 04/05/26	500	578,508
(1 year CMT + 2.55%), 3.07%, 05/22/28(c)	580	610,439
(3 mo. LIBOR US + 1.75%), 4.89%, 05/18/29(c)	750	883,126
(5 year CMT + 2.10%), 3.75%, 11/01/29(c)	290	300,226
(3 mo. LIBOR US + 1.91%), 5.08%, 01/27/30(c)	1,000	1,201,576
(3 mo. LIBOR US + 1.87%), 4.45%, 05/08/30(c)	1,000	1,160,158
S&P Global, Inc.:
4.40%, 02/15/26	750	882,725
2.50%, 12/01/29	320	345,933
4.50%, 05/15/48	250	322,448
3.25%, 12/01/49	225	247,362
Sumitomo Mitsui Financial Group, Inc.:
2.44%, 10/19/21	1,000	1,024,150
2.85%, 01/11/22	1,000	1,032,930
3.10%, 01/17/23	4,000	4,230,987
3.75%, 07/19/23	500	541,577
2.45%, 09/27/24	1,000	1,048,929
2.35%, 01/15/25	2,000	2,090,222
3.78%, 03/09/26	500	565,438
2.63%, 07/14/26	1,000	1,065,040
3.01%, 10/19/26	250	273,716
3.36%, 07/12/27	1,000	1,104,608
3.35%, 10/18/27	500	546,324
3.54%, 01/17/28(a)	2,000	2,231,107
3.04%, 07/16/29	920	989,770
3.20%, 09/17/29	500	541,751
2.72%, 09/27/29	1,000	1,051,402
Trustees of the University of Pennsylvania, 3.61%, 02/15/19	160	185,817

		367,565,891

Diversified Telecommunication Services — 0.9%
AT&T, Inc.:
3.20%, 03/01/22	2,000	2,086,837
3.80%, 03/15/22	250	263,221
3.00%, 06/30/22	2,000	2,088,626
2.63%, 12/01/22	2,000	2,084,219
3.60%, 02/17/23	500	536,678
4.05%, 12/15/23	2,500	2,777,445
3.80%, 03/01/24	1,000	1,099,109
4.45%, 04/01/24	500	561,761
3.95%, 01/15/25	500	559,579
3.40%, 05/15/25	2,500	2,747,398
3.60%, 07/15/25	250	277,719
3.88%, 01/15/26	1,000	1,126,652
4.13%, 02/17/26	1,250	1,424,503
2.95%, 07/15/26	500	544,173
3.80%, 02/15/27	500	563,136

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
4.25%, 03/01/27	$1,000	$1,139,142
4.10%, 02/15/28	544	622,312
4.35%, 03/01/29	500	582,979
4.30%, 02/15/30	3,000	3,515,847
2.75%, 06/01/31	2,000	2,082,378
4.50%, 05/15/35	810	961,226
5.25%, 03/01/37	1,000	1,236,450
4.90%, 08/15/37	750	901,357
4.85%, 03/01/39	2,000	2,412,246
6.00%, 08/15/40	250	339,140
5.35%, 09/01/40	463	582,088
6.38%, 03/01/41	1,000	1,416,823
6.25%, 03/29/41	150	205,675
3.50%, 06/01/41	2,000	2,096,541
5.55%, 08/15/41	200	258,043
5.38%, 10/15/41	1,500	1,880,937
5.15%, 03/15/42	150	187,231
4.90%, 06/15/42	350	420,235
4.30%, 12/15/42(a)	651	728,584
5.35%, 12/15/43	250	315,364
4.65%, 06/01/44	250	285,763
4.80%, 06/15/44	750	888,180
4.35%, 06/15/45	2,259	2,542,139
4.85%, 07/15/45	500	594,146
4.75%, 05/15/46	1,000	1,198,840
5.15%, 11/15/46	1,952	2,417,841
5.65%, 02/15/47(a)	1,750	2,288,164
5.45%, 03/01/47	750	981,391
4.50%, 03/09/48	2,750	3,250,720
4.55%, 03/09/49	2,000	2,358,041
5.15%, 02/15/50	500	641,140
3.65%, 06/01/51	2,000	2,094,042
5.70%, 03/01/57	500	684,552
British Telecommunications PLC:
5.13%, 12/04/28	1,000	1,236,019
9.63%, 12/15/30	900	1,468,304
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	1,650	2,581,190
Orange SA:
9.00%, 03/01/31	250	407,873
5.38%, 01/13/42	1,825	2,556,044
Telefonica Emisiones SA:
4.57%, 04/27/23	1,200	1,317,773
4.10%, 03/08/27	500	570,718
7.05%, 06/20/36	75	108,864
4.67%, 03/06/38	1,000	1,196,797
5.21%, 03/08/47	1,750	2,179,673
4.90%, 03/06/48	500	603,096
5.52%, 03/01/49	500	657,568
Telefonica Europe BV, 8.25%, 09/15/30	300	460,748
Verizon Communications, Inc.:
5.15%, 09/15/23	2,000	2,277,449
4.15%, 03/15/24	2,000	2,226,020
3.50%, 11/01/24	500	553,425
3.38%, 02/15/25(a)	2,992	3,329,025
2.63%, 08/15/26	900	979,244
4.13%, 03/16/27	750	884,644
4.33%, 09/21/28	2,164	2,604,423
3.88%, 02/08/29	2,000	2,363,795
4.02%, 12/03/29(a)	3,000	3,577,736
3.15%, 03/22/30	1,000	1,121,721
4.50%, 08/10/33	1,750	2,179,889
4.40%, 11/01/34	1,500	1,867,677

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
4.27%, 01/15/36	$1,250	$1,545,861
5.25%, 03/16/37	1,250	1,673,452
4.81%, 03/15/39	596	778,541
3.85%, 11/01/42	250	304,841
6.55%, 09/15/43	750	1,192,587
4.86%, 08/21/46	1,500	2,036,935
5.50%, 03/16/47	250	370,284
4.52%, 09/15/48	4,000	5,291,242
5.01%, 04/15/49	1,981	2,762,886
4.00%, 03/22/50	1,000	1,279,058

		117,396,015

Electric Utilities — 1.8%
AEP Texas, Inc.:
2.40%, 10/01/22	1,000	1,038,228
3.95%, 06/01/28	500	568,681
Series H, 3.45%, 01/15/50	250	269,439
AEP Transmission Co. LLC:
3.10%, 12/01/26 (a)	500	559,490
3.80%, 06/15/49	1,000	1,178,943
3.15%, 09/15/49	135	145,337
3.65%, 04/01/50	500	578,086
Alabama Power Co.:
3.75%, 03/01/45	250	283,604
4.30%, 01/02/46	250	306,033
3.45%, 10/01/49	185	201,924
Series B, 3.70%, 12/01/47	2,500	2,851,720
Ameren Illinois Co.:
2.70%, 09/01/22	100	103,894
4.30%, 07/01/44	250	310,498
3.25%, 03/15/50	150	165,597
American Electric Power Co., Inc.:
2.30%, 03/01/30	300	301,206
3.25%, 03/01/50	1,000	1,031,744
Series F, 2.95%, 12/15/22	500	525,406
Appalachian Power Co., 4.40%, 05/15/44	250	295,487
Arizona Public Service Co.:
3.15%, 05/15/25	250	274,441
2.60%, 08/15/29(a)	500	528,140
5.05%, 09/01/41	250	315,357
4.20%, 08/15/48	250	300,804
3.50%, 12/01/49	1,100	1,191,073
Baltimore Gas & Electric Co.:
2.40%, 08/15/26	1,000	1,073,590
3.50%, 08/15/46	700	782,319
3.20%, 09/15/49	225	239,474
Baltimore Gas and Electric Co., 2.90%, 06/15/50	450	460,145
Berkshire Hathaway Energy Co.:
3.75%, 11/15/23	500	549,516
3.50%, 02/01/25	110	122,681
3.25%, 04/15/28	500	565,468
3.70%, 07/15/30(b)	500	585,209
6.13%, 04/01/36	250	361,204
5.15%, 11/15/43	250	341,632
4.50%, 02/01/45	400	505,969
3.80%, 07/15/48	500	581,392
4.45%, 01/15/49	2,000	2,562,595
4.25%, 10/15/50(b)	1,000	1,259,286
Black Hills Corp.:
3.95%, 01/15/26	200	219,867
3.05%, 10/15/29(a)	415	439,081
2.50%, 06/15/30	55	56,832
4.35%, 05/01/33	400	455,164
3.88%, 10/15/49	350	373,906

Security	Par (000)	Value

Electric Utilities (continued)
CenterPoint Energy Houston Electric LLC:
3.55%, 08/01/42	$100	$111,567
3.95%, 03/01/48(a)	250	303,151
Series AD, 2.90%, 07/01/50	290	302,019
Cleco Corporate Holdings LLC:
3.74%, 05/01/26	500	529,655
3.38%, 09/15/29(b)	500	520,448
CMS Energy Corp.:
3.45%, 08/15/27	1,000	1,098,549
4.70%, 03/31/43	200	240,510
Commonwealth Edison Co.:
3.10%, 11/01/24(a)	250	268,400
2.55%, 06/15/26	250	272,149
3.70%, 08/15/28	500	579,191
5.90%, 03/15/36	50	70,906
3.70%, 03/01/45	250	292,647
3.65%, 06/15/46	750	880,313
4.00%, 03/01/48	2,000	2,433,070
3.00%, 03/01/50	500	527,277
Series 122, 2.95%, 08/15/27(a)	1,000	1,097,464
Series 127, 3.20%, 11/15/49	610	659,863
Connecticut Light & Power Co.:
2.50%, 01/15/23	150	156,137
Series A, 3.20%, 03/15/27(a)	500	550,808
Consolidated Edison Co. of New York, Inc.:
3.30%, 12/01/24	250	272,165
3.80%, 05/15/28(a)	500	583,538
3.95%, 03/01/43	150	173,364
4.45%, 03/15/44	250	303,679
4.50%, 12/01/45	250	308,621
4.50%, 05/15/58	1,000	1,267,628
3.70%, 11/15/59	200	223,133
Series 20B, 3.95%, 04/01/50	1,000	1,203,723
Series A, 4.20%, 03/15/42	400	480,555
Series A, 4.13%, 05/15/49	500	608,973
Series C, 4.30%, 12/01/56	500	598,855
Series C, 4.00%, 11/15/57	750	867,052
Series D, 4.00%, 12/01/28	500	591,934
Series E, 4.65%, 12/01/48	500	641,855
Consumers Energy Co.:
4.35%, 04/15/49	1,000	1,317,929
3.10%, 08/15/50	215	239,218
2.50%, 05/01/60	1,055	1,014,897
Dominion Energy South Carolina, Inc.:
5.45%, 02/01/41	1,000	1,384,295
4.60%, 06/15/43	250	314,251
Dominion Energy, Inc.:
3.07%, 08/15/24(d)	500	537,842
3.90%, 10/01/25	2,000	2,265,446
3.38%, 04/01/30	1,500	1,655,746
7.00%, 06/15/38	250	355,983
Series A, 4.60%, 03/15/49	500	629,758
Series C, 4.90%, 08/01/41	50	62,511
DTE Electric Co.:
3.65%, 03/15/24	1,000	1,093,664
3.70%, 03/15/45	645	741,816
3.70%, 06/01/46	250	289,847
3.75%, 08/15/47	200	236,025
Series A, 4.00%, 04/01/43	150	179,684
Series A, 4.05%, 05/15/48	250	307,081
DTE Energy Co.:
2.25%, 11/01/22	200	206,538
2.95%, 03/01/30	1,000	1,041,320

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Series C, 2.53%, 10/01/24	$1,000	$1,046,375
Series C, 3.40%, 06/15/29(a)	725	783,182
Duke Energy Carolinas LLC:
3.05%, 03/15/23	200	212,774
2.45%, 08/15/29	500	536,983
2.45%, 02/01/30	400	429,576
6.10%, 06/01/37	500	713,382
6.05%, 04/15/38	100	146,562
5.30%, 02/15/40	250	346,229
4.25%, 12/15/41	2,000	2,463,723
3.70%, 12/01/47	500	588,933
3.95%, 03/15/48	1,000	1,231,562
3.20%, 08/15/49	930	1,036,754
Duke Energy Corp.:
1.80%, 09/01/21	3,000	3,040,228
2.40%, 08/15/22	1,000	1,037,079
3.95%, 10/15/23	250	272,702
3.75%, 04/15/24	500	547,462
2.65%, 09/01/26	500	542,479
3.15%, 08/15/27	500	553,686
2.45%, 06/01/30	1,100	1,159,259
4.80%, 12/15/45	250	324,018
3.75%, 09/01/46	1,500	1,698,942
3.95%, 08/15/47	500	583,719
4.20%, 06/15/49	500	609,988
Duke Energy Florida LLC:
2.50%, 12/01/29	345	372,891
1.75%, 06/15/30	470	476,422
3.40%, 10/01/46	250	278,273
Duke Energy Indiana LLC:
3.75%, 05/15/46	500	579,870
2.75%, 04/01/50	1,000	1,006,492
Series UUU, 4.20%, 03/15/42	400	471,401
Series WWW, 4.90%, 07/15/43	250	330,120
Series YYY, 3.25%, 10/01/49	500	552,484
Duke Energy Ohio, Inc.:
2.13%, 06/01/30	610	634,886
3.70%, 06/15/46	250	290,392
Duke Energy Progress LLC:
3.38%, 09/01/23	250	268,984
3.70%, 09/01/28	365	423,957
4.10%, 05/15/42	150	180,706
4.10%, 03/15/43	250	300,979
4.38%, 03/30/44	100	125,629
4.20%, 08/15/45	250	309,060
3.70%, 10/15/46	500	583,546
Edison International:
3.13%, 11/15/22	95	97,784
3.55%, 11/15/24	175	184,434
5.75%, 06/15/27	50	57,411
4.13%, 03/15/28	1,000	1,057,672
Emera US Finance LP:
3.55%, 06/15/26	1,075	1,208,010
4.75%, 06/15/46	350	414,993
Entergy Arkansas LLC, 3.50%, 04/01/26	65	73,553
Entergy Corp.:
4.00%, 07/15/22	200	212,275
2.80%, 06/15/30	310	327,590
3.75%, 06/15/50	135	149,816
Entergy Louisiana LLC:
4.05%, 09/01/23	250	273,418
5.40%, 11/01/24	3,000	3,554,081
4.00%, 03/15/33	250	307,018

Security	Par (000)	Value

Electric Utilities (continued)
4.20%, 09/01/48	$250	$319,758
4.20%, 04/01/50(a)	1,000	1,269,040
Entergy Mississippi LLC:
2.85%, 06/01/28	500	540,719
3.85%, 06/01/49	500	595,768
Entergy Texas, Inc., 3.55%, 09/30/49	200	220,262
Evergy Kansas Central, Inc.:
2.55%, 07/01/26	350	373,420
4.25%, 12/01/45	1,000	1,234,235
3.25%, 09/01/49	500	538,185
Evergy Metro, Inc., 3.65%, 08/15/25	150	169,037
Evergy, Inc.:
2.45%, 09/15/24	500	528,101
2.90%, 09/15/29	500	533,857
Eversource Energy:
Series H, 3.15%, 01/15/25	125	135,740
Series M, 3.30%, 01/15/28	2,000	2,198,934
Exelon Corp.:
3.50%, 06/01/22	500	523,279
3.95%, 06/15/25	250	280,867
3.40%, 04/15/26	750	835,206
4.05%, 04/15/30	1,000	1,154,701
5.10%, 06/15/45	250	322,575
4.45%, 04/15/46	250	303,962
4.70%, 04/15/50	500	636,167
Exelon Generation Co. LLC:
4.25%, 06/15/22	500	529,698
6.25%, 10/01/39	150	178,127
5.75%, 10/01/41	500	557,769
5.60%, 06/15/42	50	56,911
FirstEnergy Corp.:
7.38%, 11/15/31	500	730,232
Series A, 1.60%, 01/15/26	360	363,175
Series B, 3.90%, 07/15/27	2,000	2,262,544
Series B, 2.25%, 09/01/30	795	799,368
Series C, 4.85%, 07/15/47	500	633,627
Florida Power & Light Co.:
2.75%, 06/01/23	250	264,046
2.85%, 04/01/25	120	131,492
3.13%, 12/01/25	500	555,984
5.95%, 02/01/38	50	76,007
5.25%, 02/01/41	500	694,749
4.13%, 02/01/42	500	622,120
4.05%, 10/01/44	750	935,441
3.70%, 12/01/47	1,000	1,200,593
3.95%, 03/01/48	500	628,710
4.13%, 06/01/48	500	649,804
3.15%, 10/01/49	885	1,006,160
Georgia Power Co.:
4.30%, 03/15/42	700	812,954
Series A, 2.20%, 09/15/24	1,000	1,049,535
Series B, 2.65%, 09/15/29	1,000	1,046,776
Series B, 3.70%, 01/30/50(a)	1,000	1,105,189
Indiana Michigan Power Co.:
6.05%, 03/15/37	175	236,054
4.25%, 08/15/48	250	308,600
Series K, 4.55%, 03/15/46	150	190,097
Interstate Power & Light Co.:
3.25%, 12/01/24	250	271,331
3.70%, 09/15/46	500	550,240
3.50%, 09/30/49	105	114,011
IPALCO Enterprises, Inc., 4.25%, 05/01/30(b)	1,000	1,083,379
ITC Holdings Corp., 3.25%, 06/30/26	1,000	1,095,330

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Kentucky Utilities Co., 3.30%, 06/01/50	$300	$319,479
Louisville Gas & Electric Co., 4.65%, 11/15/43	250	306,209
MidAmerican Energy Co.:
3.65%, 04/15/29	500	596,740
4.80%, 09/15/43	250	331,511
4.40%, 10/15/44	1,000	1,267,170
4.25%, 07/15/49	1,500	1,934,947
3.15%, 04/15/50	250	283,712
Mississippi Power Co., Series A, 4.25%, 03/15/42	500	587,730
Nevada Power Co.:
5.45%, 05/15/41	50	64,962
Series DD, 2.40%, 05/01/30	400	421,971
Series EE, 3.13%, 08/01/50	400	433,673
NextEra Energy Capital Holdings, Inc.:
2.80%, 01/15/23	1,000	1,053,185
3.63%, 06/15/23	1,250	1,335,655
3.15%, 04/01/24	500	542,981
3.55%, 05/01/27	1,000	1,133,555
2.75%, 11/01/29	245	263,608
2.25%, 06/01/30	2,300	2,368,763
Northern States Power Co.:
2.60%, 05/15/23	500	524,128
3.40%, 08/15/42	200	226,626
4.00%, 08/15/45	85	103,228
3.60%, 09/15/47	150	175,623
2.90%, 03/01/50	445	482,775
2.60%, 06/01/51	305	310,335
NSTAR Electric Co., 2.70%, 06/01/26	250	267,466
Oglethorpe Power Corp.:
4.55%, 06/01/44	250	267,855
5.05%, 10/01/48	500	565,293
Ohio Power Co., 4.15%, 04/01/48(a)	1,000	1,230,865
Oklahoma Gas and Electric Co., 3.25%, 04/01/30	1,000	1,098,655
Oncor Electric Delivery Co. LLC:
7.00%, 09/01/22(a)	100	113,150
3.70%, 11/15/28	355	416,463
5.25%, 09/30/40	250	345,468
5.30%, 06/01/42	75	104,240
3.75%, 04/01/45	250	299,413
3.80%, 09/30/47	1,000	1,218,173
3.80%, 06/01/49	1,000	1,210,666
3.10%, 09/15/49	245	270,104
Pacific Gas and Electric Co.:
1.75%, 06/16/22	1,500	1,502,400
2.10%, 08/01/27	585	578,945
2.50%, 02/01/31	1,500	1,467,495
3.30%, 08/01/40	895	872,321
3.50%, 08/01/50	900	869,832
PacifiCorp:
2.95%, 02/01/22	100	103,470
2.95%, 06/01/23	300	317,379
4.10%, 02/01/42	250	298,052
4.15%, 02/15/50	500	625,538
PECO Energy Co.:
1.70%, 09/15/21	1,000	1,014,678
3.90%, 03/01/48(a)	1,000	1,215,496
3.00%, 09/15/49	195	205,701
Pennsylvania Electric Co., 6.15%, 10/01/38	250	324,971
Potomac Electric Power Co.:
3.60%, 03/15/24	250	272,546
4.15%, 03/15/43	250	301,833
PPL Capital Funding, Inc.:
3.50%, 12/01/22 (a)	2,000	2,116,361
3.40%, 06/01/23	1,250	1,323,510

Security	Par (000)	Value

Electric Utilities (continued)
4.13%, 04/15/30	$300	$341,391
5.00%, 03/15/44	1,000	1,180,829
4.00%, 09/15/47	500	539,549
PPL Electric Utilities Corp.:
4.75%, 07/15/43	250	323,755
3.00%, 10/01/49	170	179,325
Progress Energy, Inc.:
3.15%, 04/01/22	1,000	1,037,181
7.75%, 03/01/31	50	72,069
Public Service Co. of Colorado:
3.70%, 06/15/28	1,000	1,161,333
3.60%, 09/15/42	250	286,139
3.95%, 03/15/43	200	236,804
4.30%, 03/15/44	75	95,133
3.80%, 06/15/47	1,000	1,207,254
Series 35, 1.90%, 01/15/31	800	816,155
Series 36, 2.70%, 01/15/51	800	819,029
Public Service Co. of New Hampshire, 3.60%, 07/01/49	1,000	1,170,204
Public Service Co. of Oklahoma, Series G, 6.63%, 11/15/37	250	341,017
Public Service Electric & Gas Co.:
2.38%, 05/15/23(a)	250	260,662
3.05%, 11/15/24(a)	250	269,676
3.20%, 05/15/29	500	563,571
2.45%, 01/15/30	400	427,305
3.95%, 05/01/42(a)	50	60,088
3.65%, 09/01/42	50	57,751
3.80%, 03/01/46	1,250	1,503,666
3.85%, 05/01/49	500	614,405
3.15%, 01/01/50	400	439,490
Series K, 4.05%, 05/01/45	150	174,581
Public Service Enterprise Group, Inc., 2.88%, 06/15/24	1,000	1,067,442
Puget Energy, Inc.:
5.63%, 07/15/22	500	532,909
3.65%, 05/15/25	250	267,101
Puget Sound Energy, Inc.:
5.80%, 03/15/40	500	690,116
4.22%, 06/15/48	500	629,410
3.25%, 09/15/49	750	803,918
Sierra Pacific Power Co., 2.60%, 05/01/26	1,250	1,357,689
Southern California Edison Co.:
2.85%, 08/01/29	2,350	2,483,380
5.50%, 03/15/40	50	65,406
4.50%, 09/01/40	1,000	1,176,106
4.65%, 10/01/43	350	428,537
4.00%, 04/01/47	500	569,772
3.65%, 02/01/50	400	438,981
Series A, 5.95%, 02/01/38	500	661,682
Series B, 2.40%, 02/01/22	250	253,868
Series B, 4.88%, 03/01/49	500	653,944
Series C, 3.60%, 02/01/45	250	266,782
Series C, 4.13%, 03/01/48	1,000	1,162,989
Series D, 3.40%, 06/01/23	1,000	1,068,238
Series E, 3.70%, 08/01/25	2,000	2,209,295
Southern Co.:
2.35%, 07/01/21	1,000	1,016,997
2.95%, 07/01/23	500	528,366
3.25%, 07/01/26	500	554,100
4.40%, 07/01/46	750	890,026
Southern Power Co.:
5.25%, 07/15/43	500	564,694
Series E, 2.50%, 12/15/21	1,000	1,025,133

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Southwestern Electric Power Co.:
Series L, 3.85%, 02/01/48	$500	$535,639
Series M, 4.10%, 09/15/28	1,000	1,136,395
Southwestern Public Service Co.:
3.75%, 06/15/49	1,000	1,143,401
Series 8, 3.15%, 05/01/50	400	430,174
Tampa Electric Co.:
4.10%, 06/15/42	250	301,132
4.45%, 06/15/49	250	319,267
3.63%, 06/15/50 (a)	80	92,503
Toledo Edison Co., 6.15%, 05/15/37	100	143,178
Tucson Electric Power Co., 4.85%, 12/01/48	250	325,372
Union Electric Co.:
2.95%, 06/15/27	1,000	1,098,946
4.00%, 04/01/48	1,000	1,223,926
3.25%, 10/01/49	500	544,275
Virginia Electric & Power Co.:
2.95%, 01/15/22	400	410,962
4.00%, 01/15/43	250	297,442
4.45%, 02/15/44	150	187,366
4.60%, 12/01/48	455	599,243
3.30%, 12/01/49	280	310,302
Series A, 3.15%, 01/15/26	555	616,828
Series A, 3.50%, 03/15/27	750	850,496
Series A, 2.88%, 07/15/29(a)	115	126,376
Series A, 6.00%, 05/15/37	250	349,118
Series B, 6.00%, 01/15/36	1,000	1,381,036
Series B, 3.80%, 09/15/47	1,500	1,753,605
Series D, 4.65%, 08/15/43	500	636,421
WEC Energy Group, Inc., 3.55%, 06/15/25	350	389,826
Wisconsin Electric Power Co., 4.30%, 10/15/48	750	924,731
Wisconsin Power & Light Co., 3.00%, 07/01/29(a)	1,000	1,109,818
Wisconsin Public Service Corp., 3.30%, 09/01/49	625	678,610
Xcel Energy, Inc.:
3.30%, 06/01/25	292	320,922
3.35%, 12/01/26	500	560,389
4.00%, 06/15/28	1,000	1,176,842
2.60%, 12/01/29	200	214,597
4.80%, 09/15/41(a)	250	303,879
3.50%, 12/01/49	200	221,438

		218,363,725

Electrical Equipment — 0.1%
Eaton Corp.:
2.75%, 11/02/22	2,250	2,366,593
3.10%, 09/15/27	190	209,970
4.00%, 11/02/32	200	236,493
4.15%, 11/02/42 (a)	250	295,523
Emerson Electric Co.:
2.63%, 12/01/21	750	772,251
2.63%, 02/15/23	350	367,080
2.75%, 10/15/50	1,000	1,007,562
Rockwell Automation, Inc., 4.20%, 03/01/49	1,000	1,260,475
Roper Technologies, Inc.:
3.13%, 11/15/22(a)	150	157,101
3.65%, 09/15/23	250	271,836
2.35%, 09/15/24	240	252,950
3.80%, 12/15/26	250	285,547
2.95%, 09/15/29(a)	435	475,160
2.00%, 06/30/30	130	130,097
Tyco Electronics Group SA:
3.50%, 02/03/22	100	103,971
3.45%, 08/01/24	75	81,100

		8,273,709

Security	Par (000)	Value

Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 2.80%, 02/15/30	$1,000	$1,063,285
Arrow Electronics, Inc., 4.00%, 04/01/25	500	540,538
Avnet, Inc., 3.75%, 12/01/21	1,000	1,026,105
Corning, Inc.:
3.70%, 11/15/23	250	265,298
4.75%, 03/15/42	50	59,450
5.35%, 11/15/48	750	989,399
3.90%, 11/15/49	250	271,449
4.38%, 11/15/57	750	861,892
5.45%, 11/15/79	250	299,047
Flex Ltd., 4.88%, 06/15/29	500	551,585
Honeywell International, Inc.:
1.85%, 11/01/21	3,000	3,057,034
2.30%, 08/15/24	1,000	1,064,024
1.35%, 06/01/25	355	363,572
2.70%, 08/15/29	1,500	1,654,006
3.81%, 11/21/47	500	616,109
2.80%, 06/01/50	435	466,827
Jabil, Inc., 4.70%, 09/15/22	250	265,538
Keysight Technologies, Inc., 3.00%, 10/30/29(a)	800	865,523

		14,280,681

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC, 5.13%, 09/15/40	100	120,474
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.:
2.77%, 12/15/22	500	521,082
3.34%, 12/15/27	450	479,461
3.14%, 11/07/29	325	339,849
4.08%, 12/15/47	1,500	1,557,730
Halliburton Co.:
3.80%, 11/15/25	2,415	2,608,495
2.92%, 03/01/30	1,000	948,500
4.85%, 11/15/35	1,000	1,052,058
4.50%, 11/15/41	50	47,701
4.75%, 08/01/43	250	246,677
5.00%, 11/15/45	1,175	1,206,163
National Oilwell Varco, Inc.:
2.60%, 12/01/22	427	429,729
3.60%, 12/01/29	1,000	978,530
3.95%, 12/01/42	150	125,357
TechnipFMC PLC, 3.45%, 10/01/22	100	101,709

		10,763,515

Equity Real Estate Investment Trusts (REITs) — 0.8%
Alexandria Real Estate Equities, Inc.:
3.90%, 06/15/23(a)	2,000	2,163,660
4.30%, 01/15/26	750	853,620
3.38%, 08/15/31	820	915,169
4.00%, 02/01/50(a)	1,000	1,219,715
American Campus Communities Operating Partnership LP:
3.30%, 07/15/26	1,000	1,025,499
2.85%, 02/01/30	500	482,943
3.88%, 01/30/31	195	204,665
American Tower Corp.:
4.70%, 03/15/22	100	106,904
3.50%, 01/31/23	150	160,270
3.00%, 06/15/23	1,000	1,066,269
5.00%, 02/15/24	3,000	3,421,332
2.40%, 03/15/25	585	617,594
2.95%, 01/15/25	500	543,869
4.40%, 02/15/26(a)	30	34,654
3.38%, 10/15/26	500	556,109
2.75%, 01/15/27	435	467,177

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
3.95%, 03/15/29	$500	$569,101
3.80%, 08/15/29	500	565,887
2.90%, 01/15/30	540	576,362
2.10%, 06/15/30	2,000	2,004,919
3.70%, 10/15/49	425	462,169
AvalonBay Communities, Inc.:
2.95%, 09/15/22	100	104,124
3.45%, 06/01/25	100	111,536
3.20%, 01/15/28	2,000	2,220,613
3.30%, 06/01/29(a)	255	287,409
2.45%, 01/15/31	835	888,060
3.90%, 10/15/46	250	300,814
Boston Properties LP:
3.85%, 02/01/23	1,000	1,067,774
3.13%, 09/01/23	250	264,429
3.20%, 01/15/25	1,000	1,073,461
3.65%, 02/01/26	190	210,242
4.50%, 12/01/28	1,000	1,196,004
2.90%, 03/15/30	480	501,677
Brixmor Operating Partnership LP:
3.65%, 06/15/24	750	777,076
4.13%, 06/15/26	250	261,449
4.13%, 05/15/29	1,250	1,297,879
Camden Property Trust, 2.80%, 05/15/30	1,500	1,622,728
Choice Hotels International, Inc., 3.70%, 12/01/29	200	200,354
Crown Castle International Corp.:
2.25%, 09/01/21	1,000	1,008,351
3.70%, 06/15/26	280	313,301
4.00%, 03/01/27(a)	1,000	1,136,587
3.80%, 02/15/28	2,000	2,247,993
4.00%, 11/15/49	585	652,739
CubeSmart LP, 3.00%, 02/15/30	1,500	1,591,841
Digital Realty Trust LP:
4.75%, 10/01/25	500	576,880
3.70%, 08/15/27	1,000	1,140,809
3.60%, 07/01/29(a)	750	861,070
Duke Realty LP:
2.88%, 11/15/29(a)	540	588,337
1.75%, 07/01/30	325	322,852
EPR Properties:
4.50%, 06/01/27	1,000	927,331
3.75%, 08/15/29	845	737,033
ERP Operating LP:
4.63%, 12/15/21	2,000	2,095,351
3.00%, 04/15/23	500	525,258
3.25%, 08/01/27	500	556,120
3.50%, 03/01/28	1,000	1,132,180
3.00%, 07/01/29	735	812,465
2.50%, 02/15/30	405	432,491
4.50%, 07/01/44	150	195,634
Essex Portfolio LP:
3.88%, 05/01/24	100	108,797
4.00%, 03/01/29	1,000	1,162,446
3.00%, 01/15/30(a)	200	218,003
2.65%, 03/15/32	95	100,200
Federal Realty Investment Trust:
3.25%, 07/15/27	500	523,470
3.50%, 06/01/30	800	843,840
Healthcare Trust of America Holdings LP, 3.10%, 02/15/30(a)	1,000	1,008,930
Healthpeak Properties, Inc.:
3.15%, 08/01/22	100	104,870
3.40%, 02/01/25	500	538,883

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
4.00%, 06/01/25	$500	$553,755
3.50%, 07/15/29	1,500	1,633,642
3.00%, 01/15/30	530	553,994
2.88%, 01/15/31	90	92,421
Host Hotels & Resorts LP:
Series E, 4.00%, 06/15/25	190	197,135
Series H, 3.38%, 12/15/29	1,000	956,242
Hudson Pacific Properties LP, 4.65%, 04/01/29	1,000	1,080,407
Kilroy Realty LP, 3.05%, 02/15/30	1,000	992,289
Kimco Realty Corp.:
3.30%, 02/01/25	350	367,304
2.80%, 10/01/26	500	511,700
4.45%, 09/01/47	350	358,498
3.70%, 10/01/49	500	462,115
Life Storage LP, 4.00%, 06/15/29	1,000	1,107,341
Marriott International, Inc.:
4.63%, 06/15/30	1,000	1,037,615
Series EE, 5.75%, 05/01/25	1,100	1,194,993
Series R, 3.13%, 06/15/26	1,000	972,711
Mid-America Apartments LP:
4.30%, 10/15/23(a)	200	218,883
3.60%, 06/01/27	500	554,822
3.95%, 03/15/29	500	576,631
National Retail Properties, Inc.:
3.30%, 04/15/23	500	520,665
4.30%, 10/15/28	1,000	1,088,929
Omega Healthcare Investors, Inc.:
4.50%, 04/01/27	250	261,918
4.75%, 01/15/28	500	529,233
3.63%, 10/01/29(a)	600	587,378
Realty Income Corp.:
4.65%, 08/01/23	250	276,037
4.13%, 10/15/26	1,000	1,143,728
3.00%, 01/15/27	1,000	1,058,560
3.25%, 06/15/29(a)	975	1,053,804
3.25%, 01/15/31	375	405,715
Regency Centers LP, 3.70%, 06/15/30	500	539,424
Sabra Health Care LP/Sabra Capital Corp., 3.90%, 10/15/29	1,000	909,001
Simon Property Group LP:
2.35%, 01/30/22	2,000	2,038,249
2.63%, 06/15/22(a)	250	256,967
2.00%, 09/13/24	1,040	1,066,853
3.38%, 10/01/24	500	537,884
3.30%, 01/15/26	1,500	1,609,287
3.38%, 06/15/27(a)	750	798,510
2.45%, 09/13/29(a)	500	494,250
4.75%, 03/15/42	100	114,066
4.25%, 10/01/44	250	265,887
4.25%, 11/30/46	500	541,247
3.25%, 09/13/49	655	610,687
SITE Centers Corp., 4.25%, 02/01/26(a)	250	253,140
Spirit Realty LP:
4.00%, 07/15/29(a)	425	418,844
3.40%, 01/15/30	500	473,134
UDR, Inc.:
4.40%, 01/26/29(a)	1,000	1,166,238
3.20%, 01/15/30	500	544,933
3.00%, 08/15/31	500	533,308
Ventas Realty LP:
2.65%, 01/15/25	650	651,890
4.13%, 01/15/26	1,250	1,341,471
3.25%, 10/15/26	500	514,425

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
4.00%, 03/01/28(a)	$1,500	$1,589,509
3.00%, 01/15/30	1,000	990,767
VEREIT Operating Partnership LP:
3.95%, 08/15/27	500	520,344
3.10%, 12/15/29(a)	500	481,902
Welltower, Inc.:
3.63%, 03/15/24	500	534,247
4.00%, 06/01/25	1,250	1,381,610
4.25%, 04/01/26	350	392,227
4.13%, 03/15/29	1,000	1,113,489
3.10%, 01/15/30	1,000	1,037,240
Weyerhaeuser Co.:
4.00%, 11/15/29(a)	1,000	1,130,919
7.38%, 03/15/32	350	484,153
WP Carey, Inc., 3.85%, 07/15/29	475	493,923

		99,046,068

Food & Staples Retailing — 0.4%
Costco Wholesale Corp.:
3.00%, 05/18/27	1,500	1,686,606
1.60%, 04/20/30	1,500	1,514,738
CVS Caremark Corp., 2.75%, 12/01/22	2,000	2,086,846
Dollar General Corp., 4.13%, 04/03/50	1,000	1,196,613
Ingredion, Inc., 3.90%, 06/01/50	500	571,886
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40	73	98,917
Kroger Co.:
3.40%, 04/15/22	100	104,214
3.50%, 02/01/26	495	558,278
2.65%, 10/15/26	1,000	1,086,818
3.70%, 08/01/27	500	571,049
4.50%, 01/15/29(a)	1,000	1,221,516
2.20%, 05/01/30	1,500	1,560,114
5.15%, 08/01/43	125	159,013
3.88%, 10/15/46	500	560,151
4.65%, 01/15/48	500	631,728
5.40%, 01/15/49	500	699,503
3.95%, 01/15/50	300	343,791
McCormick & Co., Inc., 2.50%, 04/15/30	2,000	2,086,331
Sysco Corp.:
5.95%, 04/01/30	1,000	1,256,106
6.60%, 04/01/40	1,000	1,348,524
4.45%, 03/15/48	500	556,676
6.60%, 04/01/50	600	830,973
Target Corp.:
2.25%, 04/15/25	920	983,949
2.35%, 02/15/30	480	513,301
2.65%, 09/15/30	1,160	1,274,665
Walgreen Co., 3.10%, 09/15/22	200	209,584
Walgreens Boots Alliance, Inc.:
3.30%, 11/18/21	500	515,700
3.80%, 11/18/24(a)	1,000	1,100,885
3.45%, 06/01/26	1,305	1,413,569
4.50%, 11/18/34	155	173,276
4.80%, 11/18/44	1,150	1,245,261
4.65%, 06/01/46	1,000	1,070,333
Walmart, Inc.:
2.35%, 12/15/22	1,250	1,309,917
3.40%, 06/26/23	2,000	2,178,734
3.30%, 04/22/24	1,750	1,923,280
2.85%, 07/08/24	2,500	2,720,622
2.65%, 12/15/24	250	271,302
3.70%, 06/26/28	1,000	1,184,156
3.25%, 07/08/29	250	290,221
2.38%, 09/24/29	275	299,723

Security	Par (000)	Value

Food & Staples Retailing (continued)
3.95%, 06/28/38(a)	$1,000	$1,270,445
4.88%, 07/08/40	2,000	2,787,487
4.00%, 04/11/43	150	188,945
4.30%, 04/22/44	750	995,689
3.63%, 12/15/47	1,000	1,230,913
4.05%, 06/29/48	1,900	2,500,109
2.95%, 09/24/49	495	558,303

		48,940,760

Food Products — 0.3%
Archer-Daniels-Midland Co.:
2.50%, 08/11/26	1,750	1,903,177
4.54%, 03/26/42	75	94,813
4.02%, 04/16/43	250	295,269
3.75%, 09/15/47	1,000	1,198,965
4.50%, 03/15/49	1,000	1,398,178
Bunge, Ltd. Finance Corp., 3.75%, 09/25/27	1,000	1,043,449
Campbell Soup Co.:
3.65%, 03/15/23	1,000	1,066,883
3.30%, 03/19/25(a)	500	539,917
4.80%, 03/15/48	750	986,222
Conagra Brands, Inc.:
3.25%, 09/15/22	200	209,821
3.20%, 01/25/23	500	526,659
4.30%, 05/01/24	1,000	1,105,984
4.60%, 11/01/25	1,000	1,152,642
5.30%, 11/01/38	1,000	1,307,713
5.40%, 11/01/48	500	690,396
General Mills, Inc.:
3.15%, 12/15/21	650	669,829
2.60%, 10/12/22	250	260,446
3.65%, 02/15/24	500	549,636
3.20%, 02/10/27(a)	250	282,018
4.20%, 04/17/28(a)	1,000	1,183,739
2.88%, 04/15/30	1,000	1,088,782
4.15%, 02/15/43	300	364,096
4.70%, 04/17/48	750	995,249
JM Smucker Co.:
3.50%, 10/15/21	50	51,941
3.50%, 03/15/25	1,250	1,385,309
4.25%, 03/15/35	250	294,778
4.38%, 03/15/45	500	593,386
Kellogg Co.:
2.65%, 12/01/23	1,000	1,059,437
3.25%, 04/01/26	65	72,357
4.30%, 05/15/28	1,000	1,178,658
4.50%, 04/01/46(a)	350	431,549
Mondelez International, Inc.:
3.63%, 05/07/23	500	538,476
1.50%, 05/04/25	350	357,015
2.75%, 04/13/30	2,000	2,152,875
4.63%, 05/07/48	500	636,284
Sysco Corp.:
3.55%, 03/15/25	1,000	1,074,480
3.75%, 10/01/25	100	109,489
3.30%, 07/15/26	630	674,708
4.85%, 10/01/45	150	173,820
4.50%, 04/01/46	250	271,088
Tyson Foods, Inc.:
2.25%, 08/23/21	1,000	1,015,584
4.50%, 06/15/22	150	159,939
3.55%, 06/02/27	1,000	1,106,268
4.88%, 08/15/34	70	89,019
5.15%, 08/15/44	250	309,773

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food Products (continued)
4.55%, 06/02/47(a)	$250	$307,267
5.10%, 09/28/48	1,500	1,929,291

		34,886,674

Forest Products — 0.0%
Hershey Co.:
2.05%, 11/15/24	500	526,121
2.45%, 11/15/29	500	542,438
3.13%, 11/15/49	500	549,556

		1,618,115

Gas Utilities — 0.1%
Atmos Energy Corp.:
2.63%, 09/15/29	210	229,299
4.15%, 01/15/43	100	121,463
4.30%, 10/01/48	500	636,960
4.13%, 03/15/49	500	621,042
3.38%, 09/15/49(a)	630	707,948
National Fuel Gas Co.:
4.90%, 12/01/21(a)	600	620,618
3.75%, 03/01/23	300	305,769
NiSource, Inc.:
3.65%, 06/15/23	1,000	1,080,118
2.95%, 09/01/29	1,000	1,083,573
5.95%, 06/15/41	1,050	1,442,423
5.25%, 02/15/43	75	96,413
4.80%, 02/15/44	250	305,678
4.38%, 05/15/47	500	603,147
Sempra Energy:
4.05%, 12/01/23	250	272,237
3.55%, 06/15/24	250	268,847
3.75%, 11/15/25(a)	250	273,289
3.40%, 02/01/28	2,000	2,188,045
4.00%, 02/01/48	1,000	1,103,821
Southern California Gas Co.:
Series TT, 2.60%, 06/15/26	1,250	1,351,217
Series UU, 4.13%, 06/01/48	250	311,347
Series XX, 2.55%, 02/01/30	1,000	1,076,276
Southern Co. Gas Capital Corp.:
3.50%, 09/15/21	50	51,375
2.45%, 10/01/23	1,000	1,048,940
3.95%, 10/01/46	750	827,799

		16,627,644

Health Care Equipment & Supplies — 0.2%
Baxter International, Inc.:
1.70%, 08/15/21	1,000	1,013,362
3.75%, 10/01/25(b)	1,000	1,139,331
2.60%, 08/15/26	730	801,485
3.95%, 04/01/30(b)	500	592,305
Becton Dickinson & Co.:
2.89%, 06/06/22	500	517,788
3.30%, 03/01/23	200	209,290
3.36%, 06/06/24	1,000	1,079,274
3.73%, 12/15/24	1,250	1,378,929
3.70%, 06/06/27	1,630	1,821,867
6.00%, 05/15/39	250	326,819
4.69%, 12/15/44	196	241,358
4.67%, 06/06/47	500	613,092
Becton Dickinson and Co.:
2.82%, 05/20/30	470	497,311
3.79%, 05/20/50	455	505,359
Biogen, Inc., 2.25%, 05/01/30	795	801,488
Boston Scientific Corp.:
3.85%, 05/15/25	382	429,613

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
4.00%, 03/01/29	$250	$286,057
4.55%, 03/01/39	1,000	1,228,573
4.70%, 03/01/49	800	1,020,623
DH Europe Finance II Sarl:
2.05%, 11/15/22	300	309,831
2.20%, 11/15/24	1,000	1,051,023
2.60%, 11/15/29	445	473,574
3.25%, 11/15/39	400	441,880
3.40%, 11/15/49	675	760,482
Medtronic Global Holdings SCA, 3.35%, 04/01/27(a)	250	285,362
Medtronic, Inc.:
3.15%, 03/15/22	1,350	1,415,462
3.63%, 03/15/24(a)	400	441,023
3.50%, 03/15/25	2,584	2,915,919
4.38%, 03/15/35	350	457,298
4.63%, 03/15/45	1,750	2,356,878
Stryker Corp.:
3.38%, 11/01/25	580	648,822
3.50%, 03/15/26	500	562,299
4.63%, 03/15/46	1,250	1,604,912
Zimmer Biomet Holdings, Inc.:
3.15%, 04/01/22	1,500	1,555,920
3.55%, 04/01/25	750	814,593
4.45%, 08/15/45	500	543,298

		31,142,500

Health Care Providers & Services — 0.7%
Adventist Health System/West, 3.63%, 03/01/49	197	199,897
Advocate Health & Hospitals Corp.:
3.83%, 08/15/28	74	83,864
4.27%, 08/15/48	107	137,223
3.39%, 10/15/49	85	93,579
Series 2020, 3.01%, 06/15/50	265	273,661
Aetna, Inc.:
2.75%, 11/15/22	2,250	2,343,613
2.80%, 06/15/23	1,500	1,581,347
3.50%, 11/15/24	320	346,757
6.75%, 12/15/37	300	427,535
4.50%, 05/15/42	250	297,385
4.75%, 03/15/44	25	30,085
3.88%, 08/15/47	1,050	1,184,552
Allina Health System, Series 2019, 3.89%, 04/15/49	220	263,315
Anthem, Inc.:
3.13%, 05/15/22	1,200	1,256,919
2.95%, 12/01/22	1,000	1,053,859
3.30%, 01/15/23	100	106,483
3.50%, 08/15/24	250	273,571
2.38%, 01/15/25	160	169,815
2.25%, 05/15/30	785	805,322
4.63%, 05/15/42	50	62,231
4.65%, 01/15/43	2,000	2,509,843
5.10%, 01/15/44	900	1,185,041
4.65%, 08/15/44	350	443,196
4.38%, 12/01/47	1,000	1,244,287
4.55%, 03/01/48	250	317,927
3.13%, 05/15/50	845	874,137
Ascension Health:
3.95%, 11/15/46	1,000	1,250,079
Series B, 2.53%, 11/15/29	150	160,876
Series B, 3.11%, 11/15/39	52	56,919
BayCare Health System, Inc., Series 2020, 3.83%, 11/15/50	64	78,353
Bon Secours Mercy Health, Inc., 3.46%, 06/01/30	200	220,977

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Children’s Hospital Corp., Series 2017, 4.12%, 01/01/47	$200	$249,470
CHRISTUS Health, Series C, 4.34%, 07/01/28	155	175,083
Cigna Corp.:
3.05%, 11/30/22(b)	3,000	3,157,029
3.00%, 07/15/23(b)	1,000	1,063,025
3.75%, 07/15/23	1,330	1,443,696
3.50%, 06/15/24(a)(b)	750	819,215
3.25%, 04/15/25(b)	300	327,465
4.13%, 11/15/25	1,000	1,149,527
4.50%, 02/25/26(b)	250	290,826
3.40%, 03/01/27(b)	750	826,162
3.05%, 10/15/27(b)	1,000	1,086,821
4.38%, 10/15/28	2,000	2,366,978
2.40%, 03/15/30	1,000	1,037,614
4.80%, 08/15/38	1,000	1,267,107
4.80%, 07/15/46(b)	250	313,890
3.88%, 10/15/47(b)	750	857,487
4.90%, 12/15/48	1,500	1,977,171
3.40%, 03/15/50	1,000	1,076,143
CommonSpirit Health:
2.76%, 10/01/24	245	253,034
3.35%, 10/01/29	132	135,775
3.82%, 10/01/49	251	266,639
4.19%, 10/01/49	400	407,362
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49	46	50,402
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48	100	108,506
Dignity Health, 5.27%, 11/01/64	100	119,183
Duke University, :
2.68%, 10/01/44	300	314,972
2.83%, 10/01/55	253	266,151
Duke University Health System, Inc., Series 2017, 3.92%, 06/01/47	173	215,939
Hartford HealthCare Corp., 3.45%, 07/01/54	175	161,858
HCA, Inc.:
4.75%, 05/01/23	3,000	3,255,023
5.25%, 04/15/25	1,000	1,146,862
4.13%, 06/15/29	750	827,316
5.13%, 06/15/39	1,000	1,165,623
5.50%, 06/15/47	1,000	1,217,792
5.25%, 06/15/49	750	898,549
Humana, Inc.:
3.85%, 10/01/24	500	547,696
3.13%, 08/15/29(a)	500	541,554
4.63%, 12/01/42	1,000	1,212,561
4.95%, 10/01/44(a)	250	328,352
4.80%, 03/15/47	200	260,700
Johns Hopkins Health System Corp., 3.84%, 05/15/46	175	210,095
Kaiser Foundation Hospitals:
3.50%, 04/01/22(a)	100	104,857
3.15%, 05/01/27	500	555,355
4.15%, 05/01/47	1,110	1,440,190
Series 2019, 3.27%, 11/01/49	325	363,056
Laboratory Corp. of America Holdings:
3.75%, 08/23/22	100	105,503
4.00%, 11/01/23	100	108,823
3.25%, 09/01/24	1,000	1,077,321
3.60%, 02/01/25	75	82,745
3.60%, 09/01/27(a)	500	560,184
4.70%, 02/01/45	450	547,767

Security	Par (000)	Value

Health Care Providers & Services (continued)
Mayo Clinic, Series 2016, 4.13%, 11/15/52	$300	$389,963
McKesson Corp.:
2.85%, 03/15/23	150	156,926
3.80%, 03/15/24	1,500	1,645,290
3.95%, 02/16/28(a)	1,000	1,143,805
4.75%, 05/30/29	1,000	1,204,012
MedStar Health, Inc., Series 20A, 3.63%, 08/15/49	99	105,901
Memorial Health Services, 3.45%, 11/01/49	175	183,761
Memorial Sloan-Kettering Cancer Center:
5.00%, 07/01/42	200	278,813
4.13%, 07/01/52	200	260,495
Series 2020, 2.96%, 01/01/50	1,214	1,303,464
Mercy Health, Series 2018, 4.30%, 07/01/28	64	75,462
Montefiore Obligated Group, 4.29%, 09/01/50	364	360,474
Mount Sinai Hospitals Group, Inc.:
Series 2017, 3.98%, 07/01/48	66	73,024
Series 2019, 3.74%, 07/01/49	300	320,409
New York and Presbyterian Hospital:
4.02%, 08/01/45	150	184,108
Series 2019, 3.95%, 08/01/19	207	222,488
Northwell Healthcare, Inc.:
3.98%, 11/01/46	200	209,247
4.26%, 11/01/47	70	76,568
3.81%, 11/01/49	162	164,443
Orlando Health Obligated Group, 4.09%, 10/01/48	29	32,041
Partners Healthcare System, Inc.:
Series 2017, 3.77%, 07/01/48	85	98,936
Series 2020, 3.19%, 07/01/49	500	530,490
Peace Health Obligated Group, Series 2018, 4.79%, 11/15/48	79	104,688
Providence St Joseph Health Obligated Group:
Series 19A, 2.53%, 10/01/29	325	338,745
Series A, 3.93%, 10/01/48	77	89,953
Quest Diagnostics, Inc.:
4.25%, 04/01/24	250	277,589
3.50%, 03/30/25	370	406,625
4.20%, 06/30/29	250	291,243
2.95%, 06/30/30	425	448,755
2.80%, 06/30/31	400	419,637
4.70%, 03/30/45	250	301,070
RWJ Barnabas Health, Inc., 3.95%, 07/01/46	230	260,369
Spectrum Health System Obligated Group, Series 19A, 3.49%, 07/15/49	85	93,682
Stanford Health Care, Series 2018, 3.80%, 11/15/48	64	78,006
Sutter Health, :
3.70%, 08/15/28	86	96,214
4.09%, 08/15/48	107	125,762
Toledo Hospital:
6.02%, 11/15/48	125	140,677
Series B, 5.33%, 11/15/28	125	133,846
Trinity Health Corp., Series 2019, 3.43%, 12/01/48	137	149,229
UnitedHealth Group, Inc.:
3.35%, 07/15/22	750	796,032
2.88%, 03/15/23	250	266,486
2.38%, 08/15/24	425	453,882
3.75%, 07/15/25	1,000	1,139,326
1.25%, 01/15/26	210	213,869
3.10%, 03/15/26	500	557,992
3.45%, 01/15/27	500	570,329
3.38%, 04/15/27	1,000	1,139,809
3.85%, 06/15/28	1,000	1,182,783
2.88%, 08/15/29	1,890	2,110,016
2.00%, 05/15/30	315	329,782

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
4.63%, 07/15/35	$555	$726,117
6.88%, 02/15/38	100	155,740
3.50%, 08/15/39	645	750,026
2.75%, 05/15/40	300	321,160
5.95%, 02/15/41	100	148,736
3.95%, 10/15/42	150	179,709
4.75%, 07/15/45	1,500	2,020,360
4.20%, 01/15/47	750	951,407
4.25%, 04/15/47	1,000	1,284,105
3.75%, 10/15/47	500	596,631
4.25%, 06/15/48	400	511,302
4.45%, 12/15/48	1,000	1,309,297
3.70%, 08/15/49	1,500	1,774,596
2.90%, 05/15/50	1,290	1,362,270
3.88%, 08/15/59	500	612,549
3.13%, 05/15/60	600	642,295
Willis-Knighton Medical Center, Series 2018, 4.81%, 09/01/48	108	135,784

		92,693,702

Hotels, Restaurants & Leisure — 0.3%
GLP Capital LP/GLP Financing II, Inc.:
3.35%, 09/01/24	215	214,828
5.25%, 06/01/25	400	434,960
5.30%, 01/15/29	1,000	1,082,080
4.00%, 01/15/30	980	971,425
Hyatt Hotels Corp.:
3.38%, 07/15/23	190	191,676
4.38%, 09/15/28	305	312,905
Las Vegas Sands Corp.:
3.20%, 08/08/24	2,745	2,735,528
3.50%, 08/18/26	270	269,235
3.90%, 08/08/29	185	182,502
McDonald’s Corp.:
2.63%, 01/15/22	3,000	3,100,770
3.35%, 04/01/23	250	267,944
3.25%, 06/10/24	400	439,383
3.38%, 05/26/25	500	554,769
3.30%, 07/01/25	115	127,758
3.70%, 01/30/26	250	283,421
3.50%, 03/01/27(a)	1,000	1,131,596
3.50%, 07/01/27	1,400	1,589,684
3.80%, 04/01/28	1,000	1,168,370
3.60%, 07/01/30	1,525	1,754,420
4.70%, 12/09/35	315	395,375
6.30%, 03/01/38	1,000	1,462,410
3.70%, 02/15/42	100	111,990
4.88%, 12/09/45	750	959,759
4.45%, 03/01/47	500	608,425
4.45%, 09/01/48	500	617,732
3.63%, 09/01/49	875	960,081
4.20%, 04/01/50	1,390	1,685,278
Regency Centers LP, 2.95%, 09/15/29	1,000	1,015,028
Sands China Ltd.:
4.60%, 08/08/23	500	526,250
5.13%, 08/08/25	500	542,970
5.40%, 08/08/28(a)	1,750	1,934,363
Starbucks Corp.:
1.30%, 05/07/22	180	182,561
2.70%, 06/15/22	500	519,761
3.10%, 03/01/23	2,000	2,128,564
3.85%, 10/01/23	250	273,388
3.80%, 08/15/25	1,000	1,127,003
4.00%, 11/15/28	500	585,122

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
3.55%, 08/15/29(a)	$1,250	$1,423,443
2.25%, 03/12/30	1,000	1,020,665
2.55%, 11/15/30	800	839,158
3.75%, 12/01/47	1,000	1,075,320
3.50%, 11/15/50	800	842,878

		37,650,778

Household Durables — 0.0%
DR Horton, Inc., 2.50%, 10/15/24	425	443,893
Leggett & Platt, Inc.:
3.80%, 11/15/24	200	206,035
4.40%, 03/15/29	1,000	1,074,099
Mohawk Industries, Inc.:
3.85%, 02/01/23	125	133,545
3.63%, 05/15/30	300	326,800
Whirlpool Corp.:
5.15%, 03/01/43	200	227,655
4.50%, 06/01/46	250	273,887
4.60%, 05/15/50	600	683,085

		3,368,999

Household Products — 0.0%
Clorox Co.:
3.05%, 09/15/22	50	52,625
3.50%, 12/15/24	250	277,332
Kimberly-Clark Corp.:
2.65%, 03/01/25(a)	85	91,625
2.75%, 02/15/26	500	548,000
5.30%, 03/01/41(a)	250	354,889
3.20%, 07/30/46(a)	210	237,251
3.90%, 05/04/47	750	924,925

		2,486,647

Independent Power and Renewable Electricity Producers — 0.0%
Trustees of Princeton University, Series 2020, 2.52%, 07/01/50	420	435,272

Industrial Conglomerates — 0.2%
3M Co.:
1.63%, 09/19/21	500	506,830
2.00%, 06/26/22	500	515,725
1.75%, 02/14/23	500	515,715
2.00%, 02/14/25(a)	1,000	1,053,119
3.00%, 08/07/25	250	276,675
2.88%, 10/15/27	750	835,276
2.38%, 08/26/29	985	1,064,540
3.13%, 09/19/46	250	269,953
3.63%, 10/15/47	600	693,740
4.00%, 09/14/48	1,000	1,239,427
3.25%, 08/26/49	430	478,366
Crane Co., 4.45%, 12/15/23	125	133,741
Dover Corp.:
3.15%, 11/15/25	250	270,257
2.95%, 11/04/29	170	181,882
Ford Foundation, :
2.42%, 06/01/50	60	61,492
2.82%, 06/01/70	125	129,034
General Electric Co.:
2.70%, 10/09/22(a)	500	519,522
3.10%, 01/09/23	1,500	1,570,942
3.45%, 05/15/24	2,086	2,222,690
3.63%, 05/01/30	1,000	1,001,131
6.75%, 03/15/32	394	479,322
5.88%, 01/14/38	2,215	2,500,046
6.88%, 01/10/39	1,322	1,624,047
4.25%, 05/01/40	1,000	995,078

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Industrial Conglomerates (continued)
4.13%, 10/09/42	$560	$534,658
4.50%, 03/11/44	300	300,008
4.35%, 05/01/50	2,000	1,978,009
Ingersoll-Rand Global Holding Co. Ltd., 4.30%, 02/21/48	500	565,792
Koninklijke Philips NV, 5.00%, 03/15/42	250	322,785

		22,839,802

Insurance — 0.9%
Aflac, Inc.:
3.63%, 06/15/23	250	273,391
3.63%, 11/15/24	250	282,586
2.88%, 10/15/26	750	814,544
4.75%, 01/15/49	500	644,087
Alleghany Corp.:
4.95%, 06/27/22(a)	550	585,952
3.63%, 05/15/30	700	742,794
Allstate Corp.:
3.15%, 06/15/23	250	268,116
3.28%, 12/15/26	750	853,359
4.50%, 06/15/43	150	190,003
4.20%, 12/15/46	1,000	1,236,097
American Financial Group, Inc., 4.50%, 06/15/47	750	774,090
American International Group, Inc.:
4.88%, 06/01/22	250	269,838
4.13%, 02/15/24	250	279,038
2.50%, 06/30/25	1,000	1,058,592
3.75%, 07/10/25	750	829,981
3.90%, 04/01/26	500	564,911
4.25%, 03/15/29(a)	1,000	1,144,964
3.40%, 06/30/30	1,500	1,621,744
3.88%, 01/15/35	500	573,101
4.70%, 07/10/35	500	609,076
4.50%, 07/16/44	750	873,733
4.80%, 07/10/45	1,750	2,125,369
4.75%, 04/01/48	1,000	1,205,717
Aon Corp.:
2.20%, 11/15/22	335	347,349
4.50%, 12/15/28	1,000	1,189,796
3.75%, 05/02/29	1,000	1,144,967
2.80%, 05/15/30	1,800	1,925,847
Aon PLC:
3.50%, 06/14/24	1,000	1,085,941
3.88%, 12/15/25	600	681,225
4.60%, 06/14/44	250	306,124
Arch Capital Finance LLC, 4.01%, 12/15/26	1,000	1,133,211
Arch Capital Group US, Inc., 5.14%, 11/01/43	125	156,747
Assured Guaranty US Holdings, Inc., 5.00%, 07/01/24	110	122,835
Athene Holding Ltd., 6.15%, 04/03/30	1,000	1,151,043
AXA SA, 8.60%, 12/15/30	550	798,827
Berkshire Hathaway Finance Corp.:
3.00%, 05/15/22	750	786,699
1.85%, 03/12/30	500	514,088
4.40%, 05/15/42	100	130,886
4.30%, 05/15/43	250	327,772
4.20%, 08/15/48	1,000	1,278,223
4.25%, 01/15/49	1,000	1,281,676
Berkshire Hathaway, Inc.:
3.00%, 02/11/23	1,000	1,066,732
2.75%, 03/15/23	1,500	1,588,559
3.13%, 03/15/26	1,400	1,565,972
4.50%, 02/11/43	1,100	1,476,307

Security	Par (000)	Value

Insurance (continued)
Brighthouse Financial, Inc.:
3.70%, 06/22/27(a)	$2,500	$2,548,650
5.63%, 05/15/30	1,000	1,109,998
Chubb Corp.:
6.00%, 05/11/37	50	72,406
Series 1, 6.50%, 05/15/38	100	153,840
Chubb INA Holdings, Inc.:
2.88%, 11/03/22	1,000	1,050,898
3.35%, 05/15/24	500	549,624
3.35%, 05/03/26	795	906,032
4.15%, 03/13/43	150	194,070
CNA Financial Corp.:
5.75%, 08/15/21	100	105,392
4.50%, 03/01/26	350	395,868
3.90%, 05/01/29	500	550,971
Equitable Holdings Inc:
4.35%, 04/20/28	1,000	1,124,222
5.00%, 04/20/48	1,000	1,144,112
Fairfax Financial Holdings Ltd., 4.63%, 04/29/30(b)	1,000	1,077,605
Fidelity National Financial, Inc., 3.40%, 06/15/30	500	520,522
First American Financial Corp., 4.60%, 11/15/24	200	215,528
Hartford Financial Services Group, Inc.:
2.80%, 08/19/29	500	529,410
6.10%, 10/01/41	100	140,489
3.60%, 08/19/49	1,335	1,407,611
Lincoln National Corp.:
4.20%, 03/15/22(a)	1,350	1,429,698
4.00%, 09/01/23	200	217,755
3.35%, 03/09/25	65	70,748
3.80%, 03/01/28	1,500	1,663,166
6.30%, 10/09/37	250	332,563
4.35%, 03/01/48	200	224,439
4.38%, 06/15/50	500	557,470
Loews Corp.:
2.63%, 05/15/23	250	264,301
3.75%, 04/01/26	500	560,566
3.20%, 05/15/30	655	707,837
Manulife Financial Corp.:
4.15%, 03/04/26	500	587,600
2.48%, 05/19/27	1,000	1,047,220
(5 year USD Swap + 1.65%), 4.06%, 02/24/32(c)	500	529,870
Markel Corp.:
3.35%, 09/17/29	475	507,162
4.30%, 11/01/47(a)	750	848,347
4.15%, 09/17/50	500	550,036
Marsh & McLennan Cos., Inc.:
4.80%, 07/15/21	50	51,682
2.75%, 01/30/22	1,000	1,032,625
3.30%, 03/14/23	500	532,638
3.88%, 03/15/24	500	553,105
3.50%, 06/03/24	1,000	1,095,880
3.75%, 03/14/26(a)	1,000	1,133,232
4.38%, 03/15/29	1,000	1,190,716
2.25%, 11/15/30	345	358,024
4.20%, 03/01/48	500	611,248
4.90%, 03/15/49	1,000	1,349,957
MetLife, Inc.:
3.00%, 03/01/25	1,650	1,809,513
6.38%, 06/15/34	500	746,756
5.88%, 02/06/41	2,000	2,852,523
4.13%, 08/13/42	300	351,748
4.88%, 11/13/43	250	325,980
4.05%, 03/01/45	250	295,087
4.60%, 05/13/46	500	636,251

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Old Republic International Corp., 4.88%, 10/01/24	$250	$270,376
Principal Financial Group, Inc.:
3.40%, 05/15/25	250	274,224
3.10%, 11/15/26	1,000	1,090,761
3.70%, 05/15/29(a)	1,135	1,291,332
2.13%, 06/15/30	1,000	1,007,327
4.63%, 09/15/42(a)	50	62,224
4.30%, 11/15/46	250	304,659
Progressive Corp.:
3.75%, 08/23/21	1,050	1,091,035
2.45%, 01/15/27	500	533,774
4.35%, 04/25/44	100	127,158
3.70%, 01/26/45	200	233,922
4.13%, 04/15/47	500	631,973
4.20%, 03/15/48(a)	500	648,550
3.95%, 03/26/50	500	634,310
Prudential Financial, Inc.:
3.50%, 05/15/24	1,000	1,107,253
1.50%, 03/10/26	1,000	1,019,729
3.88%, 03/27/28(a)	951	1,098,658
(3 mo. LIBOR US + 3.04%), 5.20%, 03/15/44(c)	350	356,983
4.60%, 05/15/44	250	300,982
3.91%, 12/07/47	500	568,508
(3 mo. LIBOR US + 2.67%), 5.70%, 09/15/48(a)(c)	1,000	1,120,755
3.94%, 12/07/49	908	1,033,521
4.35%, 02/25/50	1,000	1,200,710
3.70%, 03/13/51	1,250	1,370,695
Prudential PLC, 3.13%, 04/14/30	1,000	1,075,301
Reinsurance Group of America, Inc., 3.90%, 05/15/29(a)	475	517,594
Travelers Cos., Inc.:
6.75%, 06/20/36	250	376,783
4.60%, 08/01/43(a)	850	1,107,225
4.30%, 08/25/45	250	317,559
4.00%, 05/30/47	250	307,309
4.05%, 03/07/48	1,150	1,425,870
4.10%, 03/04/49	250	314,262
Travelers Property Casualty Corp., 6.38%, 03/15/33	100	147,449
Trinity Acquisition PLC, 4.40%, 03/15/26	500	569,591
Unum Group:
4.00%, 06/15/29(a)	1,000	1,033,056
5.75%, 08/15/42	250	265,342
4.50%, 12/15/49	250	233,645
Voya Financial, Inc.:
3.65%, 06/15/26	350	387,867
5.70%, 07/15/43	500	649,567
W R Berkley Corp., 4.00%, 05/12/50	500	548,455
Willis North America, Inc.:
4.50%, 09/15/28	1,500	1,748,648
3.88%, 09/15/49(a)	580	639,802
WR Berkley Corp., 4.63%, 03/15/22	200	210,739
XLIT Ltd., 5.50%, 03/31/45	250	334,509

		106,294,892

Interactive Media & Services — 0.1%
Alphabet, Inc.:
3.38%, 02/25/24	500	549,741
2.00%, 08/15/26	2,500	2,678,422
Baidu, Inc.:
3.08%, 04/07/25	2,000	2,093,146
4.13%, 06/30/25	1,000	1,100,625
4.88%, 11/14/28	500	588,750
eBay, Inc.:
3.80%, 03/09/22	640	672,256

Security	Par (000)	Value

Interactive Media & Services (continued)
2.60%, 07/15/22	$50	$51,660
3.60%, 06/05/27	1,000	1,134,987
2.70%, 03/11/30	1,000	1,058,940

		9,928,527

Internet & Direct Marketing Retail — 0.2%
Alibaba Group Holding Ltd.:
3.13%, 11/28/21	475	486,552
3.60%, 11/28/24	1,500	1,631,385
3.40%, 12/06/27(a)	1,000	1,104,960
4.50%, 11/28/34	250	306,875
4.00%, 12/06/37	1,000	1,156,250
4.20%, 12/06/47(a)	1,300	1,599,000
Amazon.com, Inc.:
2.40%, 02/22/23	1,500	1,576,013
2.80%, 08/22/24	1,500	1,629,782
1.20%, 06/03/27	2,000	2,028,870
3.15%, 08/22/27	2,750	3,147,325
1.50%, 06/03/30	1,000	1,012,102
4.80%, 12/05/34	600	821,828
3.88%, 08/22/37	1,000	1,238,206
4.05%, 08/22/47	2,500	3,252,219
2.50%, 06/03/50	1,000	1,026,620
4.25%, 08/22/57(a)	1,000	1,334,750
2.70%, 06/03/60	1,000	1,017,191
Booking Holdings, Inc.:
2.75%, 03/15/23	500	524,207
3.60%, 06/01/26	1,500	1,646,129
4.50%, 04/13/27	1,000	1,148,565
4.63%, 04/13/30	1,000	1,180,320
Expedia Group, Inc.:
4.50%, 08/15/24	250	259,310
3.80%, 02/15/28	750	718,371
3.25%, 02/15/30	325	303,012
JD.com, Inc., 3.38%, 01/14/30(a)	1,000	1,063,025

		31,212,867

IT Services — 0.4%
Broadridge Financial Solutions, Inc.:
3.40%, 06/27/26	270	298,349
2.90%, 12/01/29	500	534,451
DXC Technology Co., 4.75%, 04/15/27(a)	500	548,219
Fidelity National Information Services, Inc.:
3.50%, 04/15/23	25	26,765
3.00%, 08/15/26	750	831,003
Series 10Y, 4.25%, 05/15/28	1,000	1,180,432
Fiserv, Inc.:
2.75%, 07/01/24	1,120	1,194,273
2.25%, 06/01/27	1,800	1,882,250
4.20%, 10/01/28	1,000	1,173,406
3.50%, 07/01/29	1,645	1,849,179
2.65%, 06/01/30	955	1,011,889
4.40%, 07/01/49	880	1,071,034
Global Payments, Inc.:
4.00%, 06/01/23	1,000	1,084,065
4.80%, 04/01/26	500	585,201
3.20%, 08/15/29	250	267,809
2.90%, 05/15/30	1,815	1,904,579
4.15%, 08/15/49	355	408,218
IBM Credit LLC, 3.00%, 02/06/23	2,500	2,659,708
International Business Machines Corp.:
2.50%, 01/27/22	600	619,422
2.85%, 05/13/22	2,250	2,354,099
2.88%, 11/09/22	3,400	3,592,114
3.63%, 02/12/24	775	852,909

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

IT Services (continued)
3.00%, 05/15/24	$2,000	$2,165,804
3.45%, 02/19/26	250	282,516
3.30%, 05/15/26	1,500	1,685,507
3.30%, 01/27/27	1,000	1,111,880
1.70%, 05/15/27	1,170	1,194,918
3.50%, 05/15/29	4,000	4,613,744
1.95%, 05/15/30	1,700	1,738,834
5.88%, 11/29/32	250	353,279
4.00%, 06/20/42	850	1,022,284
4.70%, 02/19/46	250	330,264
4.25%, 05/15/49	1,925	2,450,929
2.95%, 05/15/50	280	287,304
Western Union Co., 6.20%, 11/17/36	525	594,875

		43,761,512

Leisure Products — 0.0%
Hasbro, Inc.:
2.60%, 11/19/22	305	315,654
3.00%, 11/19/24	500	523,575
3.55%, 11/19/26	300	317,020
3.50%, 09/15/27	250	259,642
3.90%, 11/19/29	300	312,405
6.35%, 03/15/40	500	575,384
5.10%, 05/15/44	60	61,320

		2,365,000

Life Sciences Tools & Services — 0.1%
Agilent Technologies, Inc.:
3.88%, 07/15/23	200	216,083
2.75%, 09/15/29	645	701,049
PerkinElmer, Inc., 3.30%, 09/15/29(a)	1,000	1,071,809
Thermo Fisher Scientific, Inc.:
3.00%, 04/15/23	2,000	2,119,314
4.15%, 02/01/24	250	277,359
3.65%, 12/15/25	500	564,723
3.20%, 08/15/27	500	557,621
2.60%, 10/01/29	970	1,047,439
4.50%, 03/25/30	1,000	1,239,436
4.10%, 08/15/47	500	622,298

		8,417,131

Machinery — 0.2%
Caterpillar, Inc.:
3.40%, 05/15/24	500	549,099
2.60%, 09/19/29(a)	70	75,985
5.20%, 05/27/41(a)	600	830,595
3.80%, 08/15/42	1,450	1,718,429
3.25%, 09/19/49	1,000	1,108,562
3.25%, 04/09/50	1,000	1,114,739
CNH Industrial NV, 4.50%, 08/15/23	3,000	3,222,977
Cummins, Inc., 3.65%, 10/01/23	250	271,759
Deere & Co.:
3.90%, 06/09/42	550	687,205
2.88%, 09/07/49	385	410,420
3.75%, 04/15/50	1,000	1,230,202
Flowserve Corp., 3.50%, 09/15/22	100	103,346
Fortive Corp., 3.15%, 06/15/26	500	547,265
Illinois Tool Works, Inc.:
2.65%, 11/15/26	3,000	3,309,081
4.88%, 09/15/41	50	68,031
3.90%, 09/01/42	75	92,773
Ingersoll-Rand Luxembourg Finance SA:
3.55%, 11/01/24	500	550,807
4.65%, 11/01/44	30	35,641
4.50%, 03/21/49	500	598,131

Security	Par (000)	Value

Machinery (continued)
Otis Worldwide Corp.(b):
2.06%, 04/05/25	$515	$540,282
2.57%, 02/15/30	1,000	1,050,663
3.11%, 02/15/40	1,000	1,019,029
3.36%, 02/15/50	195	206,498
Parker-Hannifin Corp.:
3.25%, 06/14/29	2,000	2,209,838
4.20%, 11/21/34	250	299,465
4.10%, 03/01/47	500	570,519
4.00%, 06/14/49	500	579,469
Stanley Black & Decker, Inc.:
2.90%, 11/01/22	150	158,189
4.25%, 11/15/28(a)	1,000	1,193,404
4.85%, 11/15/48	250	338,692
(5 year CMT + 2.66%), 4.00%, 03/15/60(c)	600	600,304
Valmont Industries, Inc., 5.00%, 10/01/44	1,000	1,038,717
Westinghouse Air Brake Technologies Corp.:
4.40%, 03/15/24	500	530,072
4.95%, 09/15/28	500	557,271
Xylem, Inc., 4.38%, 11/01/46	500	538,470

		27,955,929

Media — 1.1%
Bell Canada, Inc.:
4.46%, 04/01/48	310	392,217
4.30%, 07/29/49	265	325,127
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.46%, 07/23/22	1,000	1,066,593
4.50%, 02/01/24	2,000	2,212,824
4.91%, 07/23/25	1,930	2,211,940
3.75%, 02/15/28	500	545,056
5.05%, 03/30/29	1,000	1,180,408
2.80%, 04/01/31	2,000	2,026,043
6.38%, 10/23/35	250	330,368
5.38%, 04/01/38	1,000	1,204,327
6.48%, 10/23/45	1,500	1,983,370
5.38%, 05/01/47	500	590,459
5.75%, 04/01/48	1,000	1,244,848
5.13%, 07/01/49	1,000	1,154,908
4.80%, 03/01/50	1,900	2,102,962
3.70%, 04/01/51	1,000	980,817
6.83%, 10/23/55	250	336,852
Cintas Corp. No. 2:
2.90%, 04/01/22	250	259,627
3.70%, 04/01/27	500	567,864
Comcast Corp.:
2.75%, 03/01/23	750	796,564
3.00%, 02/01/24	1,500	1,613,203
3.60%, 03/01/24	250	277,359
3.70%, 04/15/24	1,000	1,106,780
3.10%, 04/01/25	2,080	2,291,973
3.38%, 08/15/25	500	556,725
3.95%, 10/15/25	1,250	1,432,435
3.15%, 03/01/26	750	837,927
2.35%, 01/15/27	850	908,368
3.30%, 02/01/27	1,000	1,121,349
3.30%, 04/01/27	2,000	2,242,940
3.15%, 02/15/28	1,250	1,395,882
3.55%, 05/01/28	1,000	1,151,595
4.15%, 10/15/28	1,720	2,061,897
2.65%, 02/01/30	945	1,027,742
3.40%, 04/01/30	730	833,664
4.25%, 10/15/30	1,000	1,225,403

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
1.95%, 01/15/31	$845	$854,592
4.25%, 01/15/33	650	797,439
4.20%, 08/15/34	2,235	2,719,887
4.40%, 08/15/35	250	309,571
3.20%, 07/15/36(a)	500	552,942
3.90%, 03/01/38	500	593,711
4.60%, 10/15/38(a)	1,500	1,907,468
3.25%, 11/01/39	1,000	1,109,293
3.75%, 04/01/40	1,000	1,170,890
4.65%, 07/15/42	1,150	1,481,306
4.75%, 03/01/44	250	329,140
4.60%, 08/15/45	500	642,783
3.40%, 07/15/46	500	555,466
4.00%, 08/15/47	500	602,261
3.97%, 11/01/47	1,500	1,778,510
4.00%, 03/01/48	500	607,987
4.70%, 10/15/48	2,500	3,362,305
4.00%, 11/01/49	1,255	1,515,586
3.45%, 02/01/50	1,800	2,064,879
2.80%, 01/15/51	860	881,917
4.05%, 11/01/52	694	851,516
4.95%, 10/15/58	1,000	1,422,278
Discovery Communications LLC:
2.95%, 03/20/23	525	551,558
3.90%, 11/15/24	250	273,570
3.45%, 03/15/25(a)	1,000	1,091,430
4.90%, 03/11/26	330	379,714
3.95%, 03/20/28	620	692,818
5.00%, 09/20/37(a)	500	591,789
4.95%, 05/15/42	50	56,895
4.88%, 04/01/43	150	171,110
5.20%, 09/20/47	1,445	1,681,142
5.30%, 05/15/49	500	598,429
4.65%, 05/15/50	1,000	1,140,962
Fox Corp.:
4.03%, 01/25/24	1,000	1,108,451
4.71%, 01/25/29	1,000	1,201,258
5.48%, 01/25/39	1,000	1,337,029
5.58%, 01/25/49	500	695,734
Grupo Televisa SAB:
4.63%, 01/30/26	2,000	2,196,875
6.63%, 01/15/40	250	322,109
5.00%, 05/13/45	200	220,062
6.13%, 01/31/46(a)	250	316,016
5.25%, 05/24/49	500	575,547
Interpublic Group of Cos., Inc.:
3.75%, 10/01/21	1,000	1,036,770
4.20%, 04/15/24	250	272,920
4.75%, 03/30/30	1,000	1,179,109
NBCUniversal Media LLC:
2.88%, 01/15/23	250	266,738
5.95%, 04/01/41	1,250	1,855,192
4.45%, 01/15/43	250	314,264
Omnicom Group, Inc., 2.45%, 04/30/30	700	714,226
Omnicom Group, Inc/Omnicom Capital, Inc.:
3.63%, 05/01/22(a)	125	131,772
3.65%, 11/01/24	70	77,035
3.60%, 04/15/26	500	557,951
RELX Capital, Inc., 3.50%, 03/16/23	300	319,914
TCI Communications, Inc., 7.88%, 02/15/26	250	341,172
TELUS Corp.:
4.60%, 11/16/48	200	249,837
4.30%, 06/15/49	500	580,886

Security	Par (000)	Value

Media (continued)
Thomson Reuters Corp.:
4.30%, 11/23/23	$250	$275,145
3.35%, 05/15/26	140	152,143
5.65%, 11/23/43	1,000	1,352,751
Time Warner Cable LLC:
4.00%, 09/01/21	300	307,983
6.55%, 05/01/37	650	855,101
6.75%, 06/15/39	2,050	2,724,049
5.88%, 11/15/40	250	308,494
5.50%, 09/01/41	250	301,540
4.50%, 09/15/42	1,225	1,304,260
TWDC Enterprises 18 Corp.:
2.35%, 12/01/22	1,300	1,353,309
3.15%, 09/17/25	165	182,153
3.00%, 02/13/26	200	220,365
1.85%, 07/30/26	1,000	1,032,793
2.95%, 06/15/27(a)	750	822,738
4.13%, 06/01/44	500	603,740
3.00%, 07/30/46	75	76,373
Series E, 4.13%, 12/01/41	250	289,515
ViacomCBS, Inc.:
3.70%, 08/15/24	1,000	1,086,361
3.50%, 01/15/25	500	544,880
4.00%, 01/15/26	1,500	1,679,252
3.38%, 02/15/28	500	531,344
3.70%, 06/01/28(a)	500	543,782
4.95%, 01/15/31	1,000	1,180,869
6.88%, 04/30/36	250	338,798
4.85%, 07/01/42	325	345,219
4.38%, 03/15/43	1,070	1,118,904
5.85%, 09/01/43	100	117,673
5.25%, 04/01/44	250	279,108
4.90%, 08/15/44(a)	1,000	1,084,580
4.95%, 05/19/50	1,000	1,113,828
Walt Disney Co.:
1.65%, 09/01/22	230	235,353
3.00%, 09/15/22	150	158,230
1.75%, 08/30/24	500	518,220
3.70%, 09/15/24	500	554,300
3.35%, 03/24/25	1,300	1,441,099
3.70%, 10/15/25	830	936,748
1.75%, 01/13/26	600	617,308
3.38%, 11/15/26	1,500	1,689,814
2.00%, 09/01/29	500	509,508
3.80%, 03/22/30(a)	1,000	1,169,539
2.65%, 01/13/31	600	635,795
6.20%, 12/15/34	350	505,744
6.40%, 12/15/35	764	1,146,953
6.65%, 11/15/37	250	374,565
4.63%, 03/23/40	1,000	1,249,911
3.50%, 05/13/40	600	655,307
4.75%, 09/15/44	500	639,905
4.95%, 10/15/45	15	19,291
4.75%, 11/15/46	1,500	1,948,822
2.75%, 09/01/49	1,000	971,685
4.70%, 03/23/50	1,300	1,675,914
3.60%, 01/13/51	1,200	1,336,729
3.80%, 05/13/60	1,000	1,153,171
WPP Finance 2010:
3.63%, 09/07/22	1,500	1,559,366
3.75%, 09/19/24	250	269,679

		134,910,433

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metal Fabricating — 0.0%
Timken Co., 4.50%, 12/15/28	$500	$538,952

Metals & Mining — 0.2%
Barrick Gold Corp., 5.25%, 04/01/42	950	1,251,894
Barrick North America Finance LLC:
5.70%, 05/30/41	250	336,064
5.75%, 05/01/43	250	353,177
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	500	671,227
BHP Billiton Finance USA Ltd.:
2.88%, 02/24/22	1,250	1,294,236
5.00%, 09/30/43	1,850	2,558,411
Newmont Corp.:
3.70%, 03/15/23	66	68,354
2.80%, 10/01/29	80	84,370
2.25%, 10/01/30	500	506,732
4.88%, 03/15/42	1,300	1,675,382
Nucor Corp.:
3.95%, 05/01/28	1,000	1,147,869
5.20%, 08/01/43	250	320,316
4.40%, 05/01/48	500	606,053
Precision Castparts Corp.:
2.50%, 01/15/23	150	157,185
4.20%, 06/15/35	250	291,480
Reliance Steel & Aluminum Co., 4.50%, 04/15/23	25	26,813
Rio Tinto Finance USA Ltd.:
3.75%, 06/15/25	3,500	3,958,503
5.20%, 11/02/40	350	490,077
Rio Tinto Finance USA PLC:
4.75%, 03/22/42	100	134,155
4.13%, 08/21/42	500	626,582
Southern Copper Corp.:
3.50%, 11/08/22	1,000	1,045,000
3.88%, 04/23/25	750	812,812
6.75%, 04/16/40(a)	1,350	1,830,516
5.88%, 04/23/45(a)	615	784,702
Steel Dynamics, Inc.:
2.80%, 12/15/24	30	31,221
2.40%, 06/15/25	45	46,345
5.00%, 12/15/26	1,100	1,164,245
3.45%, 04/15/30	90	94,083
3.25%, 01/15/31	35	35,698
Teck Resources Ltd., 5.40%, 02/01/43	2,000	1,966,861
Vale Overseas Ltd.:
6.25%, 08/10/26	2,000	2,351,250
6.88%, 11/10/39	1,250	1,629,297

		28,350,910

Multi-Utilities — 0.1%
Ameren Corp.:
2.50%, 09/15/24	635	672,906
3.50%, 01/15/31	1,000	1,122,619
CenterPoint Energy Resources Corp., 5.85%, 01/15/41	250	328,685
CenterPoint Energy, Inc.:
2.50%, 09/01/24	425	449,001
4.25%, 11/01/28	2,000	2,325,466
2.95%, 03/01/30(a)	1,000	1,062,269
3.70%, 09/01/49	250	270,796
Dominion Energy Gas Holdings LLC:
3.60%, 12/15/24	250	274,664
Series A, 2.50%, 11/15/24	495	522,827
Series B, 3.00%, 11/15/29	1,000	1,071,035
Series C, 3.90%, 11/15/49	300	314,991

Security	Par (000)	Value

Multi-Utilities (continued)
ONE Gas, Inc., 4.66%, 02/01/44	$250	$311,529
Piedmont Natural Gas Co., Inc., 3.35%, 06/01/50	400	438,592
San Diego Gas & Electric Co.:
3.60%, 09/01/23	250	269,624
4.30%, 04/01/42	100	117,492
4.15%, 05/15/48	1,000	1,207,086
Washington Gas Light Co., 3.65%, 09/15/49	500	553,542

		11,313,124

Multiline Retail — 0.1%
Kohl’s Corp.:
9.50%, 05/15/25	1,000	1,142,084
5.55%, 07/17/45	100	89,288
Nordstrom, Inc.:
4.00%, 10/15/21	100	100,209
4.38%, 04/01/30	200	156,915
5.00%, 01/15/44	500	353,954
O’Reilly Automotive, Inc.:
4.35%, 06/01/28	1,000	1,165,907
3.90%, 06/01/29	1,000	1,150,043
Target Corp.:
2.90%, 01/15/22	150	156,045
3.50%, 07/01/24	1,000	1,116,952
2.50%, 04/15/26	250	274,490
3.38%, 04/15/29	1,000	1,154,621
4.00%, 07/01/42	350	435,714
3.63%, 04/15/46	850	1,031,189
3.90%, 11/15/47	500	636,041

		8,963,452

Oil, Gas & Consumable Fuels — 2.1%
Boardwalk Pipelines LP:
3.38%, 02/01/23	200	200,656
4.80%, 05/03/29	500	532,436
BP Capital Markets America, Inc.:
2.11%, 09/16/21	500	509,459
3.25%, 05/06/22	100	104,885
2.52%, 09/19/22	1,000	1,038,339
2.75%, 05/10/23	350	369,650
3.22%, 11/28/23	1,000	1,073,508
3.80%, 09/21/25	1,000	1,129,252
3.41%, 02/11/26	2,000	2,211,954
3.12%, 05/04/26	350	382,545
3.02%, 01/16/27	500	541,883
3.94%, 09/21/28	500	572,529
4.23%, 11/06/28	1,000	1,161,943
3.63%, 04/06/30	1,000	1,134,716
3.00%, 02/24/50	1,000	982,663
BP Capital Markets PLC:
3.56%, 11/01/21	3,000	3,118,927
3.06%, 03/17/22	210	218,560
3.99%, 09/26/23	250	274,868
3.28%, 09/19/27	500	543,786
Canadian Natural Resources Ltd.:
3.45%, 11/15/21	1,100	1,126,424
2.95%, 01/15/23	1,000	1,034,068
3.80%, 04/15/24	1,250	1,329,608
3.90%, 02/01/25	250	268,265
3.85%, 06/01/27	250	267,911
6.25%, 03/15/38	300	356,800
4.95%, 06/01/47	1,500	1,658,361
Cheniere Corpus Christi Holdings LLC:
7.00%, 06/30/24	1,000	1,137,739
5.13%, 06/30/27	1,500	1,648,307
3.70%, 11/15/29(b)	500	510,136

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corp.:
2.41%, 03/03/22	$145	$149,278
2.36%, 12/05/22	1,000	1,041,030
1.14%, 05/11/23	235	239,048
3.19%, 06/24/23	500	535,748
1.55%, 05/11/25	3,200	3,290,711
3.33%, 11/17/25	500	560,201
2.95%, 05/16/26	1,250	1,384,451
2.00%, 05/11/27	520	544,497
2.24%, 05/11/30	950	994,895
2.98%, 05/11/40	275	294,430
3.08%, 05/11/50	130	138,024
Cimarex Energy Co., 4.38%, 03/15/29	1,000	1,027,812
CNOOC Finance 2013 Ltd.:
3.00%, 05/09/23	1,300	1,358,094
4.25%, 05/09/43	500	594,844
CNOOC Finance 2015 USA LLC:
3.50%, 05/05/25	500	543,906
4.38%, 05/02/28	2,000	2,328,125
CNOOC Nexen Finance 2014 ULC:
4.25%, 04/30/24	1,750	1,923,359
4.88%, 04/30/44	500	649,531
Columbia Pipeline Group, Inc., 4.50%, 06/01/25	250	283,982
Concho Resources, Inc.:
3.75%, 10/01/27	1,000	1,065,310
4.88%, 10/01/47(a)	500	560,816
ConocoPhillips, 6.50%, 02/01/39	1,400	2,038,432
ConocoPhillips Co.:
4.95%, 03/15/26	1,000	1,199,285
4.30%, 11/15/44	1,000	1,219,994
5.95%, 03/15/46	750	1,093,323
ConocoPhillips Holding Co., 6.95%, 04/15/29	850	1,184,608
Devon Energy Corp.:
5.85%, 12/15/25	250	275,989
5.60%, 07/15/41	500	488,118
4.75%, 05/15/42	350	306,900
5.00%, 06/15/45	500	444,612
Diamondback Energy, Inc.:
4.75%, 05/31/25	115	123,053
3.50%, 12/01/29	1,000	968,570
Ecopetrol SA:
5.88%, 09/18/23	350	375,900
5.38%, 06/26/26	500	525,650
6.88%, 04/29/30	1,000	1,146,250
5.88%, 05/28/45	2,250	2,364,750
Enable Midstream Partners LP:
4.95%, 05/15/28	1,000	926,292
5.00%, 05/15/44	500	399,731
Enbridge Energy Partners LP:
4.20%, 09/15/21	100	103,359
5.88%, 10/15/25	1,500	1,789,895
7.38%, 10/15/45	800	1,146,250
Enbridge, Inc.:
3.50%, 06/10/24	65	70,532
2.50%, 01/15/25	250	259,657
4.25%, 12/01/26	1,000	1,137,465
3.70%, 07/15/27	1,000	1,103,393
3.13%, 11/15/29	250	262,037
4.50%, 06/10/44	250	284,320
4.00%, 11/15/49	250	269,763
Encana Corp.:
3.90%, 11/15/21	1,250	1,246,907
7.20%, 11/01/31	1,000	906,460

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
7.38%, 11/01/31	$250	$232,266
6.50%, 02/01/38	250	215,343
Energy Transfer Operating LP:
5.20%, 02/01/22	250	261,609
3.60%, 02/01/23	150	155,179
4.25%, 03/15/23	1,000	1,056,388
4.90%, 02/01/24	250	270,092
2.90%, 05/15/25	120	122,596
4.75%, 01/15/26	1,000	1,085,658
4.20%, 04/15/27	1,000	1,045,453
3.75%, 05/15/30	400	397,301
4.90%, 03/15/35	250	251,238
6.50%, 02/01/42	500	541,618
5.15%, 02/01/43	500	470,022
5.95%, 10/01/43	150	153,709
5.15%, 03/15/45	2,000	1,906,031
6.13%, 12/15/45	250	257,655
5.30%, 04/15/47	250	241,493
6.25%, 04/15/49	1,500	1,590,168
5.00%, 05/15/50	1,070	1,016,247
Series 30Y, 6.00%, 06/15/48	1,000	1,037,178
Energy Transfer Partners LP/Regency Energy Finance Corp.:
5.88%, 03/01/22	500	527,587
5.00%, 10/01/22	1,000	1,064,583
Enterprise Products Operating LLC:
3.90%, 02/15/24	125	136,966
3.75%, 02/15/25	1,790	1,978,990
3.70%, 02/15/26	960	1,078,850
3.95%, 02/15/27	2,000	2,280,418
3.13%, 07/31/29	1,155	1,236,315
2.80%, 01/31/30	860	895,634
5.95%, 02/01/41	150	192,139
4.45%, 02/15/43	325	360,053
4.85%, 03/15/44	700	810,926
5.10%, 02/15/45	250	297,851
4.90%, 05/15/46	1,100	1,286,782
4.25%, 02/15/48	1,000	1,102,894
4.80%, 02/01/49	1,000	1,192,789
4.20%, 01/31/50	620	691,769
3.70%, 01/31/51	800	837,892
3.95%, 01/31/60	545	561,624
(3 mo. LIBOR US + 2.57%), 5.38%, 02/15/78(c)	1,000	895,000
Series E, (3 mo. LIBOR US + 3.03%), 5.25%, 08/16/77(c)	750	701,250
EOG Resources, Inc.:
3.15%, 04/01/25	80	87,953
4.38%, 04/15/30	1,000	1,193,039
5.10%, 01/15/36	250	288,292
4.95%, 04/15/50	500	637,786
Equinor ASA:
2.75%, 11/10/21	500	513,128
2.65%, 01/15/24	1,500	1,596,473
3.70%, 03/01/24	250	277,188
3.25%, 11/10/24	500	554,891
3.13%, 04/06/30	1,000	1,103,008
2.38%, 05/22/30	1,000	1,038,927
5.10%, 08/17/40	1,100	1,486,667
4.25%, 11/23/41	300	356,332
3.25%, 11/18/49	750	797,125
3.70%, 04/06/50	1,000	1,143,104
Exxon Mobil Corp.:
2.40%, 03/06/22	2,000	2,061,814
1.90%, 08/16/22	270	278,416

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
2.73%, 03/01/23	$1,000	$1,052,025
1.57%, 04/15/23	1,400	1,436,842
3.18%, 03/15/24	250	270,083
2.02%, 08/16/24	500	521,925
2.71%, 03/06/25	1,250	1,341,552
2.99%, 03/19/25	2,400	2,605,884
3.04%, 03/01/26	620	681,356
2.28%, 08/16/26	500	533,445
3.29%, 03/19/27	800	897,774
2.44%, 08/16/29	500	530,280
3.48%, 03/19/30	1,100	1,251,868
2.61%, 10/15/30	1,000	1,070,541
3.00%, 08/16/39	500	525,722
4.23%, 03/19/40	1,200	1,441,272
4.11%, 03/01/46	1,000	1,203,158
3.10%, 08/16/49(a)	1,500	1,560,437
4.33%, 03/19/50	1,651	2,059,210
3.45%, 04/15/51	1,249	1,383,181
Hess Corp.:
4.30%, 04/01/27	1,500	1,553,351
5.60%, 02/15/41	550	577,754
5.80%, 04/01/47	1,000	1,086,866
Husky Energy, Inc.:
3.95%, 04/15/22	150	153,243
4.00%, 04/15/24	500	512,842
6.80%, 09/15/37	500	567,791
Kinder Morgan Energy Partners LP:
5.00%, 10/01/21	200	207,877
3.95%, 09/01/22	225	237,165
3.45%, 02/15/23	500	526,183
4.30%, 05/01/24	500	548,185
4.15%, 02/01/24	1,000	1,084,710
4.25%, 09/01/24	155	170,576
5.80%, 03/15/35	1,000	1,155,457
6.50%, 02/01/37	100	125,255
6.95%, 01/15/38	1,250	1,675,201
5.00%, 08/15/42	75	84,232
5.00%, 03/01/43	250	277,850
5.50%, 03/01/44	750	887,348
5.40%, 09/01/44	250	299,676
Kinder Morgan, Inc.:
3.15%, 01/15/23	1,500	1,571,128
4.30%, 06/01/25	410	459,996
4.30%, 03/01/28(a)	500	566,656
5.30%, 12/01/34	250	290,835
5.55%, 06/01/45	1,250	1,525,871
5.05%, 02/15/46	750	862,982
5.20%, 03/01/48(a)	1,250	1,505,638
Magellan Midstream Partners LP:
3.20%, 03/15/25	500	506,444
4.25%, 09/15/46	250	261,273
4.85%, 02/01/49	750	854,265
3.95%, 03/01/50	175	175,017
Marathon Oil Corp.:
2.80%, 11/01/22	400	402,968
3.85%, 06/01/25	250	252,011
4.40%, 07/15/27	1,000	983,864
6.60%, 10/01/37	250	258,555
5.20%, 06/01/45	250	232,205
Marathon Petroleum Corp.:
3.63%, 09/15/24	115	122,619
3.80%, 04/01/28	1,000	1,064,872
4.75%, 09/15/44	250	260,615

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.85%, 12/15/45	$250	$262,612
4.50%, 04/01/48	1,000	1,021,107
MPLX LP:
3.50%, 12/01/22	1,000	1,041,858
3.38%, 03/15/23	2,000	2,085,657
4.50%, 07/15/23	250	268,728
4.88%, 12/01/24	250	277,666
4.88%, 06/01/25	250	279,070
4.13%, 03/01/27	1,000	1,065,221
4.00%, 03/15/28	1,000	1,053,789
4.50%, 04/15/38	750	750,141
5.20%, 12/01/47	500	514,814
4.70%, 04/15/48	1,750	1,763,822
5.50%, 02/15/49	700	775,758
Nexen, Inc.:
7.88%, 03/15/32	900	1,366,031
6.40%, 05/15/37	400	571,750
Noble Energy, Inc.:
3.85%, 01/15/28	1,500	1,449,230
5.25%, 11/15/43	500	465,700
4.95%, 08/15/47	500	446,218
4.20%, 10/15/49	500	412,347
ONEOK Partners LP:
3.38%, 10/01/22	500	517,504
4.90%, 03/15/25	250	271,405
6.13%, 02/01/41	300	324,815
ONEOK, Inc.:
2.75%, 09/01/24	430	433,831
4.55%, 07/15/28	500	521,951
3.40%, 09/01/29	1,000	972,694
3.10%, 03/15/30	1,000	956,756
6.35%, 01/15/31	1,000	1,170,567
4.95%, 07/13/47	1,000	978,739
4.45%, 09/01/49	1,000	927,850
4.50%, 03/15/50	500	460,832
Phillips 66:
4.30%, 04/01/22	1,000	1,060,141
3.85%, 04/09/25	1,000	1,108,413
2.15%, 12/15/30	1,000	970,705
4.65%, 11/15/34	1,355	1,603,028
5.88%, 05/01/42	100	135,259
4.88%, 11/15/44	1,250	1,547,554
Phillips 66 Partners LP:
2.45%, 12/15/24	255	262,467
3.15%, 12/15/29	370	378,812
4.90%, 10/01/46	500	541,545
Plains All American Pipeline LP/PAA Finance Corp.:
3.65%, 06/01/22	500	511,101
2.85%, 01/31/23	250	252,860
3.60%, 11/01/24	750	765,933
4.50%, 12/15/26	500	524,335
5.15%, 06/01/42	50	48,407
4.70%, 06/15/44	750	683,589
4.90%, 02/15/45	1,000	928,511
Regency Energy Partners LP/Regency Energy Finance Corp., 4.50%, 11/01/23	1,000	1,073,563
Sabine Pass Liquefaction LLC:
5.63%, 04/15/23	500	546,834
5.63%, 03/01/25	1,000	1,142,929
5.00%, 03/15/27	1,000	1,118,893
4.20%, 03/15/28	750	805,092
4.50%, 05/15/30(b)	2,000	2,220,408

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Shell International Finance BV:
1.75%, 09/12/21	$1,000	$1,014,543
2.25%, 01/06/23	1,000	1,041,637
3.40%, 08/12/23	2,000	2,157,806
2.00%, 11/07/24	1,000	1,046,782
3.25%, 05/11/25	1,250	1,384,759
2.88%, 05/10/26	500	548,467
2.50%, 09/12/26	1,000	1,076,769
2.38%, 11/07/29	1,000	1,055,208
4.13%, 05/11/35	500	604,179
6.38%, 12/15/38	300	449,798
5.50%, 03/25/40(a)	300	424,885
4.55%, 08/12/43	700	871,491
4.38%, 05/11/45	2,500	3,075,823
4.00%, 05/10/46	1,250	1,461,392
3.75%, 09/12/46	900	1,013,159
3.13%, 11/07/49	940	987,421
3.25%, 04/06/50	1,000	1,063,284
Spectra Energy Partners LP:
4.75%, 03/15/24	250	279,227
3.50%, 03/15/25	250	273,802
3.38%, 10/15/26	1,000	1,075,994
Suncor Energy, Inc.:
2.80%, 05/15/23	1,200	1,253,309
3.60%, 12/01/24	1,165	1,256,580
6.50%, 06/15/38	500	630,860
6.85%, 06/01/39	250	328,409
4.00%, 11/15/47	1,500	1,557,948
Sunoco Logistics Partners Operations LP:
4.25%, 04/01/24	400	427,988
4.00%, 10/01/27	1,750	1,792,751
4.95%, 01/15/43	250	227,315
5.30%, 04/01/44	100	95,775
5.35%, 05/15/45	250	244,862
5.40%, 10/01/47	500	500,257
TC PipeLines LP:
4.38%, 03/13/25	250	267,874
3.90%, 05/25/27	105	110,437
Total Capital Canada Ltd., 2.75%, 07/15/23	1,150	1,228,525
Total Capital International SA:
2.70%, 01/25/23	500	526,371
3.75%, 04/10/24	1,000	1,105,249
3.46%, 02/19/29	3,000	3,391,592
3.46%, 07/12/49	500	540,165
3.13%, 05/29/50	1,000	1,025,969
Total Capital SA, 4.25%, 12/15/21	250	264,085
TransCanada PipeLines Ltd.:
2.50%, 08/01/22	1,000	1,030,673
3.75%, 10/16/23	500	539,929
4.88%, 01/15/26	850	998,105
4.25%, 05/15/28	750	858,618
4.10%, 04/15/30	1,500	1,708,264
4.63%, 03/01/34	1,250	1,436,774
5.60%, 03/31/34	500	627,252
6.20%, 10/15/37	200	267,450
4.75%, 05/15/38	250	294,075
7.25%, 08/15/38	250	361,077
7.63%, 01/15/39	250	387,067
5.00%, 10/16/43	150	175,781
4.88%, 05/15/48(a)	750	930,528
5.10%, 03/15/49	500	640,594
Transcanada Trust (3 mo. LIBOR US + 4.15%), 5.50%, 09/15/79(c)	750	748,125
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26	250	325,414
4.00%, 03/15/28	750	839,661

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
4.45%, 08/01/42	$250	$274,620
Valero Energy Corp.:
3.65%, 03/15/25	1,500	1,628,847
2.85%, 04/15/25	2,000	2,110,552
3.40%, 09/15/26	750	820,883
4.00%, 04/01/29	1,000	1,112,371
6.63%, 06/15/37	300	398,947
4.90%, 03/15/45	500	583,834
Valero Energy Partners LP, 4.50%, 03/15/28	500	573,818
Williams Cos., Inc.:
4.00%, 11/15/21	250	258,172
3.60%, 03/15/22	750	779,408
3.70%, 01/15/23	3,000	3,171,782
4.30%, 03/04/24	250	271,794
3.90%, 01/15/25	250	273,709
4.00%, 09/15/25	250	276,976
3.75%, 06/15/27	750	802,960
3.50%, 11/15/30	1,000	1,048,440
6.30%, 04/15/40	250	301,087
5.75%, 06/24/44	1,000	1,156,553
4.90%, 01/15/45	500	528,824
5.10%, 09/15/45	900	987,733
4.85%, 03/01/48	500	546,927

		266,116,608

Paper & Forest Products — 0.1%
Fibria Overseas Finance, Ltd., 5.50%, 01/17/27(a)	1,000	1,077,500
Georgia-Pacific LLC, 8.88%, 05/15/31	525	840,929
International Paper Co.:
3.65%, 06/15/24(a)	500	550,074
5.00%, 09/15/35	250	304,875
7.30%, 11/15/39	250	351,089
4.80%, 06/15/44	250	298,171
5.15%, 05/15/46	1,000	1,258,090
4.40%, 08/15/47	500	589,119
4.35%, 08/15/48(a)	750	884,932
WestRock MWV LLC, 8.20%, 01/15/30(a)	100	141,436

		6,296,215

Personal Products — 0.2%
Colgate-Palmolive Co.:
3.25%, 03/15/24(a)	250	274,419
3.70%, 08/01/47	750	963,188
Estee Lauder Cos., Inc.:
2.00%, 12/01/24	325	342,243
3.15%, 03/15/27	1,000	1,116,587
2.38%, 12/01/29	130	139,204
4.15%, 03/15/47	250	315,798
3.13%, 12/01/49	685	752,701
Procter & Gamble Co.:
2.30%, 02/06/22	250	258,092
2.15%, 08/11/22	1,000	1,038,116
3.10%, 08/15/23	500	545,485
2.45%, 03/25/25	2,500	2,713,239
2.85%, 08/11/27	500	562,888
3.50%, 10/25/47	1,000	1,227,741
3.60%, 03/25/50	1,000	1,256,569
Unilever Capital Corp.:
1.38%, 07/28/21	3,000	3,033,537
3.13%, 03/22/23	2,000	2,138,961
3.10%, 07/30/25	250	277,889
2.00%, 07/28/26	750	797,719
2.90%, 05/05/27	750	832,780
2.13%, 09/06/29	1,000	1,055,620

		19,642,776

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals — 1.7%
Abbott Laboratories:
2.55%, 03/15/22	$1,000	$1,036,780
3.88%, 09/15/25	45	51,776
3.75%, 11/30/26	417	485,169
1.15%, 01/30/28	530	531,218
1.40%, 06/30/30	445	442,800
4.75%, 11/30/36	2,250	3,047,966
5.30%, 05/27/40	500	724,321
4.75%, 04/15/43(a)	250	335,146
4.90%, 11/30/46	1,500	2,153,496
AbbVie, Inc.:
2.15%, 11/19/21(b)	700	713,310
3.45%, 03/15/22(b)	1,155	1,201,269
3.25%, 10/01/22(b)	3,150	3,301,076
2.90%, 11/06/22	1,250	1,311,354
2.30%, 11/21/22(b)	1,400	1,448,131
2.85%, 05/14/23	1,500	1,581,996
3.75%, 11/14/23(a)	3,000	3,260,769
2.60%, 11/21/24(b)	1,850	1,963,982
3.80%, 03/15/25(b)	750	832,137
3.60%, 05/14/25	1,500	1,658,659
3.20%, 05/14/26	1,435	1,577,696
2.95%, 11/21/26(b)	2,000	2,175,297
3.20%, 11/21/29(b)	2,850	3,136,115
4.55%, 03/15/35(b)	630	764,004
4.50%, 05/14/35	450	542,076
4.30%, 05/14/36	200	230,898
4.05%, 11/21/39(b)	1,895	2,216,126
4.40%, 11/06/42	1,400	1,675,562
4.85%, 06/15/44(b)	1,250	1,558,763
4.75%, 03/15/45(b)	668	830,157
4.70%, 05/14/45	1,500	1,885,509
4.45%, 05/14/46	1,250	1,525,284
4.88%, 11/14/48	1,000	1,313,242
4.25%, 11/21/49(b)	3,195	3,872,881
AmerisourceBergen Corp.:
3.45%, 12/15/27	750	838,574
2.80%, 05/15/30	400	421,367
4.25%, 03/01/45	250	274,387
4.30%, 12/15/47	500	561,034
AstraZeneca PLC:
2.38%, 06/12/22	500	517,730
3.50%, 08/17/23	500	540,651
3.38%, 11/16/25	2,700	3,035,332
3.13%, 06/12/27(a)	500	556,872
4.00%, 01/17/29	1,500	1,837,785
6.45%, 09/15/37	100	152,065
4.38%, 11/16/45	950	1,237,673
4.38%, 08/17/48(a)	900	1,200,963
Banner Health, Series 2020, 3.18%, 01/01/50	181	194,623
Bristol-Myers Squibb Co.:
2.60%, 05/16/22(b)	2,000	2,079,384
2.00%, 08/01/22	250	257,103
3.25%, 08/15/22(b)	150	158,346
3.55%, 08/15/22(b)	750	796,368
4.00%, 08/15/23(b)	750	826,786
3.88%, 08/15/25(b)	500	568,796
3.20%, 06/15/26(b)	4,000	4,488,693
3.45%, 11/15/27(b)	1,000	1,152,262
3.90%, 02/20/28(b)	1,000	1,176,337
3.40%, 07/26/29(b)	1,500	1,747,508
5.25%, 08/15/43(b)	145	213,369
4.50%, 03/01/44(a)	250	342,441
5.00%, 08/15/45(b)	1,750	2,442,841

Security	Par (000)	Value

Pharmaceuticals (continued)
4.35%, 11/15/47(b)	$500	$660,282
4.55%, 02/20/48(b)	1,000	1,357,423
4.25%, 10/26/49(b)	2,500	3,297,987
Cardinal Health, Inc.:
2.62%, 06/15/22	1,000	1,031,983
3.50%, 11/15/24	250	271,728
3.41%, 06/15/27(a)	1,000	1,117,717
4.60%, 03/15/43	50	54,957
4.90%, 09/15/45	250	288,211
4.37%, 06/15/47	500	553,753
CVS Health Corp.:
3.50%, 07/20/22	500	526,746
3.70%, 03/09/23	4,000	4,295,737
4.00%, 12/05/23	500	548,461
2.63%, 08/15/24	1,225	1,307,998
4.10%, 03/25/25	1,500	1,696,413
3.88%, 07/20/25	943	1,059,785
2.88%, 06/01/26	750	811,848
3.63%, 04/01/27(a)	175	196,523
4.30%, 03/25/28	3,500	4,093,490
3.75%, 04/01/30	1,745	2,010,425
4.88%, 07/20/35	1,000	1,263,414
4.78%, 03/25/38	2,500	3,106,505
4.13%, 04/01/40	800	944,343
5.13%, 07/20/45	1,750	2,254,874
5.05%, 03/25/48	4,750	6,221,990
4.25%, 04/01/50	285	340,560
Eli Lilly & Co.:
2.75%, 06/01/25	45	49,497
3.10%, 05/15/27	750	842,567
3.38%, 03/15/29	1,000	1,156,813
3.95%, 05/15/47	500	619,568
3.95%, 03/15/49	750	951,850
4.15%, 03/15/59	500	656,462
Eli Lilly and Co., 2.25%, 05/15/50	500	479,481
GlaxoSmithKline Capital PLC:
2.85%, 05/08/22	2,650	2,764,389
2.88%, 06/01/22	500	521,582
3.38%, 06/01/29	1,000	1,149,947
GlaxoSmithKline Capital, Inc.:
2.80%, 03/18/23(a)	1,500	1,588,366
3.38%, 05/15/23	1,000	1,078,223
3.88%, 05/15/28	1,000	1,177,320
5.38%, 04/15/34	250	341,657
6.38%, 05/15/38	1,100	1,669,238
4.20%, 03/18/43	600	751,284
Johnson & Johnson:
2.45%, 12/05/21	450	463,160
2.25%, 03/03/22	750	772,993
2.05%, 03/01/23	750	781,107
2.45%, 03/01/26	2,370	2,589,966
4.38%, 12/05/33	250	331,010
3.55%, 03/01/36	750	887,210
3.63%, 03/03/37	500	596,638
4.50%, 09/01/40	100	137,659
4.50%, 12/05/43	750	1,040,715
3.70%, 03/01/46	500	625,149
3.75%, 03/03/47	1,750	2,201,384
3.50%, 01/15/48(a)	1,250	1,559,363
Mead Johnson Nutrition Co., 4.60%, 06/01/44	250	318,437
Merck & Co., Inc.:
2.35%, 02/10/22	1,500	1,547,022
2.75%, 02/10/25	3,570	3,876,653
1.45%, 06/24/30	2,000	1,997,711

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
3.90%, 03/07/39	$500	$604,269
4.15%, 05/18/43	750	963,274
3.70%, 02/10/45	1,900	2,269,139
4.00%, 03/07/49	1,000	1,283,291
Mylan NV:
3.95%, 06/15/26	250	279,513
5.25%, 06/15/46	500	619,980
Mylan, Inc.:
4.20%, 11/29/23	250	273,540
4.55%, 04/15/28	800	919,147
5.40%, 11/29/43	250	312,889
5.20%, 04/15/48	550	682,798
Novartis Capital Corp.:
2.40%, 05/17/22	500	518,820
3.40%, 05/06/24	650	714,739
1.75%, 02/14/25	500	523,174
3.00%, 11/20/25	1,100	1,221,086
2.00%, 02/14/27	500	529,831
3.10%, 05/17/27	2,500	2,800,241
2.20%, 08/14/30	1,000	1,056,333
4.40%, 05/06/44	1,250	1,666,153
4.00%, 11/20/45	250	316,963
2.75%, 08/14/50	250	264,129
Perrigo Finance Un Ltd. Co., 3.15%, 06/15/30	1,000	1,010,714
Perrigo Finance Unlimited Co.:
3.90%, 12/15/24	250	265,858
4.38%, 03/15/26	250	272,637
Pfizer, Inc.:
2.20%, 12/15/21	3,000	3,074,305
5.80%, 08/12/23	500	580,346
3.40%, 05/15/24	1,000	1,107,768
0.80%, 05/28/25	550	549,773
2.75%, 06/03/26	115	127,769
3.00%, 12/15/26	750	847,116
3.45%, 03/15/29(a)	1,000	1,168,491
2.63%, 04/01/30	1,000	1,101,620
1.70%, 05/28/30	825	838,638
4.00%, 12/15/36	500	613,038
3.90%, 03/15/39(a)	500	615,761
7.20%, 03/15/39	2,250	3,804,435
2.55%, 05/28/40	245	253,475
4.30%, 06/15/43	500	633,056
4.40%, 05/15/44	500	649,989
4.13%, 12/15/46	500	644,482
4.20%, 09/15/48	500	651,633
4.00%, 03/15/49	1,000	1,280,186
2.70%, 05/28/50	875	906,116
Sanofi, 3.63%, 06/19/28	2,000	2,351,205
Shire Acquisitions Investments Ireland DAC:
2.88%, 09/23/23	500	529,911
3.20%, 09/23/26	900	998,626
Takeda Pharmaceutical Co. Ltd.:
4.00%, 11/26/21	3,000	3,132,046
4.40%, 11/26/23	1,000	1,111,421
5.00%, 11/26/28	1,000	1,238,845
2.05%, 03/31/30(e)	855	854,535
3.02%, 09/07/40	530	530,000
3.18%, 07/09/50(e)	515	513,329
Upjohn, Inc.(b):
2.30%, 06/22/27	1,000	1,031,532
2.70%, 06/22/30	2,000	2,052,584
3.85%, 06/22/40	1,000	1,074,654
4.00%, 06/22/50	500	531,793

Security	Par (000)	Value

Pharmaceuticals (continued)
Wyeth LLC:
6.50%, 02/01/34	$500	$778,897
5.95%, 04/01/37	250	364,990
Zoetis, Inc.:
3.25%, 02/01/23	1,000	1,055,423
3.90%, 08/20/28	1,000	1,177,739
2.00%, 05/15/30	400	411,287
4.70%, 02/01/43	400	527,343
3.95%, 09/12/47	500	598,771
4.45%, 08/20/48	250	322,581
3.00%, 05/15/50	400	412,035

		212,257,891

Professional Services — 0.0%
IHS Markit Ltd.:
4.75%, 08/01/28	300	352,029
4.25%, 05/01/29	1,000	1,149,590
Verisk Analytics, Inc.:
4.00%, 06/15/25(a)	250	282,662
4.13%, 03/15/29	500	584,197
3.63%, 05/15/50	330	373,591

		2,742,069

Real Estate — 0.1%
Brandywine Operating Partnership LP, 4.55%, 10/01/29(a)	500	524,699
CBRE Services, Inc.:
5.25%, 03/15/25	250	281,548
4.88%, 03/01/26	250	283,774
Equifax, Inc.:
2.60%, 12/01/24	1,000	1,057,588
3.25%, 06/01/26(a)	250	264,180
Equinix, Inc.:
2.63%, 11/18/24	335	356,648
1.25%, 07/15/25	475	474,881
5.88%, 01/15/26	600	631,440
2.90%, 11/18/26	135	145,519
5.38%, 05/15/27	1,100	1,200,100
3.20%, 11/18/29	455	494,840
2.15%, 07/15/30	500	495,615
3.00%, 07/15/50	135	130,735
Highwoods Realty LP(a):
4.13%, 03/15/28	250	267,386
3.05%, 02/15/30	500	497,725
Prologis LP:
3.75%, 11/01/25	45	51,653
2.13%, 04/15/27	30	31,556
2.25%, 04/15/30	1,240	1,305,715
4.38%, 09/15/48	100	130,223
3.00%, 04/15/50	95	100,435
Vornado Realty LP, 3.50%, 01/15/25	250	249,899

		8,976,159

Road & Rail — 0.5%
Burlington Northern Santa Fe LLC:
3.45%, 09/15/21	2,000	2,058,037
3.75%, 04/01/24	50	55,260
3.65%, 09/01/25	750	853,229
7.00%, 12/15/25	250	326,660
3.25%, 06/15/27(a)	1,750	1,979,908
5.40%, 06/01/41	50	68,464
4.40%, 03/15/42	150	187,270
4.38%, 09/01/42	250	312,764
4.45%, 03/15/43	200	251,484
5.15%, 09/01/43	250	343,943

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Road & Rail (continued)
4.90%, 04/01/44	$500	$668,297
4.55%, 09/01/44	250	326,672
4.15%, 04/01/45	500	615,325
3.90%, 08/01/46	2,000	2,387,611
4.13%, 06/15/47	250	309,155
4.05%, 06/15/48	1,000	1,240,952
4.15%, 12/15/48(a)	500	625,842
3.55%, 02/15/50	125	144,962
3.05%, 02/15/51	1,000	1,088,404
Canadian National Railway Co.:
2.85%, 12/15/21	1,000	1,028,322
2.95%, 11/21/24	305	329,536
2.75%, 03/01/26	560	612,677
3.50%, 11/15/42	100	110,981
3.65%, 02/03/48	1,500	1,753,642
2.45%, 05/01/50	455	440,701
Canadian Pacific Railway Co.:
4.45%, 03/15/23	500	541,930
2.90%, 02/01/25	1,000	1,083,635
7.13%, 10/15/31	250	367,240
4.80%, 09/15/35	250	323,704
5.75%, 01/15/42	25	35,539
4.80%, 08/01/45	1,110	1,514,087
CSX Corp.:
3.35%, 11/01/25(a)	250	280,359
3.80%, 03/01/28	2,500	2,872,648
2.40%, 02/15/30	500	524,993
4.75%, 05/30/42	100	127,692
4.30%, 03/01/48	750	935,868
4.50%, 03/15/49	1,000	1,283,058
3.35%, 09/15/49	215	236,444
3.80%, 04/15/50	50	59,246
3.95%, 05/01/50	450	542,120
4.50%, 08/01/54	250	316,619
4.25%, 11/01/66	750	908,940
4.65%, 03/01/68	500	651,851
Kansas City Southern:
3.13%, 06/01/26	250	262,968
2.88%, 11/15/29	120	126,660
4.70%, 05/01/48	500	630,693
4.20%, 11/15/69	105	115,387
Norfolk Southern Corp.:
3.00%, 04/01/22	1,750	1,818,670
3.85%, 01/15/24	1,000	1,106,883
3.15%, 06/01/27	880	964,493
2.55%, 11/01/29	165	175,409
3.95%, 10/01/42	100	116,502
4.45%, 06/15/45	250	311,508
3.94%, 11/01/47	225	264,765
4.15%, 02/28/48	250	305,276
4.10%, 05/15/49	1,000	1,210,805
3.40%, 11/01/49	335	364,892
3.05%, 05/15/50	605	622,917
4.05%, 08/15/52	1,000	1,195,782
Ryder System, Inc.:
3.40%, 03/01/23	500	524,485
3.88%, 12/01/23	2,000	2,154,427
2.50%, 09/01/24	285	293,957
2.90%, 12/01/26	1,160	1,199,648
Union Pacific Corp.:
4.16%, 07/15/22	100	106,411
3.65%, 02/15/24	1,000	1,093,584
3.25%, 08/15/25	250	276,417

Security	Par (000)	Value

Road & Rail (continued)
2.75%, 03/01/26	$1,000	$1,088,124
2.15%, 02/05/27	160	169,471
3.95%, 09/10/28	1,000	1,187,300
3.70%, 03/01/29	1,000	1,164,354
2.40%, 02/05/30	365	388,853
3.60%, 09/15/37	1,250	1,389,906
4.38%, 09/10/38	2,750	3,387,945
4.30%, 06/15/42	50	60,811
4.05%, 11/15/45	250	298,721
4.05%, 03/01/46	140	166,508
4.50%, 09/10/48	500	644,112
3.25%, 02/05/50	600	657,359
3.80%, 10/01/51	250	297,398
3.95%, 08/15/59	780	913,969
3.84%, 03/20/60	1,450	1,675,665

		59,459,106

Semiconductors & Semiconductor Equipment — 0.6%
Altera Corp., 4.10%, 11/15/23	250	279,961
Analog Devices, Inc.:
2.88%, 06/01/23	1,000	1,047,148
3.50%, 12/05/26	750	837,948
Applied Materials, Inc.:
3.90%, 10/01/25	160	184,228
3.30%, 04/01/27	1,000	1,141,264
1.75%, 06/01/30	285	291,278
5.85%, 06/15/41	300	437,848
4.35%, 04/01/47(a)	500	642,395
2.75%, 06/01/50	500	510,649
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.65%, 01/15/23	1,500	1,555,580
3.63%, 01/15/24	250	268,750
3.88%, 01/15/27(a)	2,750	2,971,694
3.50%, 01/15/28	500	529,124
Broadcom, Inc.(b):
3.13%, 10/15/22	1,000	1,041,653
2.25%, 11/15/23	1,360	1,405,168
3.63%, 10/15/24	2,000	2,172,337
3.15%, 11/15/25	530	564,091
4.25%, 04/15/26	1,000	1,112,905
3.46%, 09/15/26	2,000	2,144,862
4.11%, 09/15/28	1,000	1,089,523
4.75%, 04/15/29	1,000	1,135,135
5.00%, 04/15/30	1,000	1,149,373
4.15%, 11/15/30	1,700	1,847,359
4.30%, 11/15/32	1,200	1,316,614
Intel Corp.:
2.70%, 12/15/22	2,500	2,648,252
2.88%, 05/11/24	1,000	1,083,308
3.40%, 03/25/25	2,400	2,692,549
3.70%, 07/29/25	1,000	1,136,174
3.75%, 03/25/27	800	931,387
2.45%, 11/15/29	500	540,477
4.10%, 05/19/46	2,500	3,120,085
4.10%, 05/11/47	250	313,574
3.73%, 12/08/47	1,399	1,659,920
4.75%, 03/25/50	2,600	3,665,376
KLA Corp.:
4.65%, 11/01/24	305	349,593
4.10%, 03/15/29	500	590,069
3.30%, 03/01/50	1,070	1,105,186
Lam Research Corp.:
3.80%, 03/15/25	230	258,788
1.90%, 06/15/30	820	838,163

SCHEDULE OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
4.88%, 03/15/49	$1,000	$1,386,658
2.88%, 06/15/50	305	314,209
3.13%, 06/15/60	110	115,360
Maxim Integrated Products, Inc., 3.38%, 03/15/23	100	103,864
Microchip Technology, Inc., 4.33%, 06/01/23	2,000	2,157,520
Micron Technology, Inc.:
4.64%, 02/06/24	300	330,674
4.98%, 02/06/26	250	286,837
5.33%, 02/06/29	250	299,103
4.66%, 02/15/30	750	870,438
NVIDIA Corp.:
2.20%, 09/16/21	300	305,961
3.20%, 09/16/26	1,000	1,132,720
2.85%, 04/01/30	1,660	1,846,731
3.50%, 04/01/40	710	828,132
3.50%, 04/01/50	2,405	2,747,845
3.70%, 04/01/60	145	172,165
NXP BV/NXP Funding LLC/NXP USA, Inc.(b):
2.70%, 05/01/25	85	89,104
3.88%, 06/18/26	320	358,082
4.30%, 06/18/29	1,000	1,134,652
3.40%, 05/01/30	165	177,532
QUALCOMM, Inc.:
3.00%, 05/20/22	1,500	1,567,409
2.60%, 01/30/23	640	671,779
2.90%, 05/20/24	500	538,047
3.45%, 05/20/25	250	278,647
3.25%, 05/20/27	500	567,198
2.15%, 05/20/30	605	628,381
4.65%, 05/20/35	250	332,299
4.80%, 05/20/45(a)	750	980,692
4.30%, 05/20/47	1,500	1,870,982
3.25%, 05/20/50	800	875,066
Seagate HDD Cayman:
4.75%, 06/01/23	168	177,176
4.88%, 06/01/27	252	273,300
4.09%, 06/01/29(b)	272	285,127
4.13%, 01/15/31(b)	120	126,093
5.75%, 12/01/34	650	716,788
Texas Instruments, Inc.:
2.25%, 09/04/29	680	723,824
4.15%, 05/15/48	1,000	1,288,533
Xilinx, Inc., 2.38%, 06/01/30	1,400	1,441,243

		74,609,959

Software — 0.7%
Activision Blizzard, Inc., 3.40%, 06/15/27	1,000	1,112,027
Autodesk, Inc.:
3.50%, 06/15/27	2,000	2,256,237
2.85%, 01/15/30	100	110,109
CA, Inc., 4.50%, 08/15/23	170	179,695
Intuit, Inc.:
0.65%, 07/15/23	655	656,284
0.95%, 07/15/25	755	756,634
1.35%, 07/15/27	825	828,798
1.65%, 07/15/30	985	982,051
Microsoft Corp.:
1.55%, 08/08/21	1,000	1,013,690
2.40%, 02/06/22	2,000	2,063,819
2.38%, 02/12/22	1,000	1,032,164
2.65%, 11/03/22	500	525,762
2.00%, 08/08/23	2,000	2,093,321
3.63%, 12/15/23	1,000	1,103,807
2.88%, 02/06/24	865	931,803

Security	Par (000)	Value

Software (continued)
3.13%, 11/03/25	$1,500	$1,681,378
2.40%, 08/08/26	1,485	1,620,809
3.30%, 02/06/27	4,500	5,149,111
3.50%, 02/12/35	1,165	1,420,993
4.20%, 11/03/35	250	325,383
3.45%, 08/08/36	750	906,347
4.10%, 02/06/37(a)	786	1,013,495
3.50%, 11/15/42	1,000	1,205,725
3.70%, 08/08/46	2,500	3,113,213
2.53%, 06/01/50	4,714	4,916,736
3.95%, 08/08/56	1,707	2,193,963
2.68%, 06/01/60	3,737	3,887,717
Oracle Corp.:
2.80%, 07/08/21(a)	1,000	1,025,334
1.90%, 09/15/21	2,000	2,034,180
2.50%, 10/15/22	3,250	3,399,082
2.63%, 02/15/23	2,000	2,103,471
2.40%, 09/15/23	1,000	1,045,650
2.95%, 11/15/24	500	541,969
2.50%, 04/01/25	700	749,716
2.95%, 05/15/25	500	546,329
2.65%, 07/15/26	745	805,852
3.25%, 11/15/27	750	844,342
2.95%, 04/01/30	3,300	3,675,000
3.25%, 05/15/30(a)	950	1,075,719
4.30%, 07/08/34	250	310,032
3.90%, 05/15/35	500	603,102
3.85%, 07/15/36	750	875,206
3.80%, 11/15/37	750	865,412
6.13%, 07/08/39	500	739,151
3.60%, 04/01/40	1,100	1,248,599
5.38%, 07/15/40	400	548,710
4.50%, 07/08/44	500	624,508
4.13%, 05/15/45	2,250	2,685,842
4.00%, 07/15/46	2,250	2,658,651
4.00%, 11/15/47	1,500	1,750,001
3.60%, 04/01/50	2,600	2,893,487
4.38%, 05/15/55	250	313,689
3.85%, 04/01/60	2,100	2,457,993
salesforce.com, Inc., 3.25%, 04/11/23	2,500	2,686,760
VMware, Inc.:
2.95%, 08/21/22	2,000	2,068,715
4.70%, 05/15/30	1,000	1,102,930

		85,360,503

Specialty Retail — 0.4%
Advance Auto Parts, Inc., 4.50%, 12/01/23	250	271,222
AutoZone, Inc.:
3.70%, 04/15/22	50	52,307
3.13%, 07/15/23	250	266,049
3.25%, 04/15/25	165	179,881
3.75%, 04/18/29	1,000	1,136,419
Dollar Tree, Inc.:
3.70%, 05/15/23	2,500	2,679,311
4.20%, 05/15/28	1,000	1,160,804
Home Depot, Inc.:
2.63%, 06/01/22	2,750	2,870,494
3.35%, 09/15/25	1,500	1,688,914
2.13%, 09/15/26	500	536,764
2.50%, 04/15/27	800	876,475
2.80%, 09/14/27	500	555,081
3.90%, 12/06/28(a)	440	526,290
2.70%, 04/15/30	300	329,429

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Specialty Retail (continued)
5.88%, 12/16/36	$100	$149,255
3.30%, 04/15/40	1,100	1,234,846
5.40%, 09/15/40	500	711,147
4.20%, 04/01/43	750	929,685
4.40%, 03/15/45	2,250	2,865,105
4.25%, 04/01/46	1,000	1,269,709
3.90%, 06/15/47	500	607,829
4.50%, 12/06/48	1,000	1,341,657
3.13%, 12/15/49	600	658,652
3.35%, 04/15/50	1,565	1,788,070
3.50%, 09/15/56	140	162,606
Series 2019-3A, Class A, 2.95%, 06/15/29	590	663,509
Lowe’s Cos., Inc.:
3.80%, 11/15/21	250	260,046
3.12%, 04/15/22	1,600	1,665,087
3.38%, 09/15/25	500	560,064
2.50%, 04/15/26	955	1,037,604
3.65%, 04/05/29	500	573,397
4.50%, 04/15/30	1,000	1,226,793
4.25%, 09/15/44	250	293,990
4.38%, 09/15/45	1,000	1,204,336
3.70%, 04/15/46	250	278,660
4.05%, 05/03/47	1,000	1,178,703
4.55%, 04/05/49	500	629,248
5.13%, 04/15/50	1,000	1,364,759
Ross Stores, Inc.:
4.60%, 04/15/25	500	573,922
4.70%, 04/15/27	500	580,095
4.80%, 04/15/30	1,000	1,196,910
Tapestry, Inc., 3.00%, 07/15/22	1,000	983,914
TJX Cos., Inc.:
3.50%, 04/15/25	2,000	2,226,303
2.25%, 09/15/26	1,500	1,603,110
4.50%, 04/15/50	1,000	1,285,023

		44,233,474

Technology Hardware, Storage & Peripherals — 0.6%
Adobe, Inc.:
1.70%, 02/01/23	160	165,604
1.90%, 02/01/25	160	168,956
3.25%, 02/01/25	70	77,776
2.15%, 02/01/27	1,275	1,368,706
2.30%, 02/01/30	1,200	1,295,989
Apple, Inc.:
1.55%, 08/04/21	1,000	1,014,683
2.50%, 02/09/22	1,000	1,033,824
1.70%, 09/11/22	2,500	2,574,655
2.10%, 09/12/22	500	518,938
2.40%, 01/13/23	1,000	1,051,978
2.85%, 02/23/23	250	265,484
2.40%, 05/03/23	2,000	2,114,140
0.75%, 05/11/23	350	353,687
3.45%, 05/06/24	1,000	1,103,389
2.85%, 05/11/24	2,000	2,153,844
1.80%, 09/11/24	1,635	1,712,168
2.75%, 01/13/25	1,000	1,085,463
2.50%, 02/09/25	140	150,609
1.13%, 05/11/25	650	663,711
3.20%, 05/13/25	750	836,370
3.25%, 02/23/26	1,910	2,139,328
2.45%, 08/04/26	1,410	1,531,960
3.35%, 02/09/27	2,000	2,278,460
3.20%, 05/11/27	1,000	1,133,644

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
2.90%, 09/12/27	$1,000	$1,121,065
3.00%, 11/13/27	1,000	1,123,859
2.20%, 09/11/29	1,235	1,323,360
1.65%, 05/11/30	1,400	1,430,999
4.50%, 02/23/36	250	329,793
3.85%, 05/04/43	1,250	1,547,367
4.45%, 05/06/44	250	334,221
3.45%, 02/09/45	1,350	1,575,559
4.38%, 05/13/45	500	659,226
4.65%, 02/23/46	2,980	4,103,909
3.85%, 08/04/46(a)	750	934,972
4.25%, 02/09/47	250	329,870
3.75%, 11/13/47	1,250	1,522,530
2.95%, 09/11/49	1,250	1,363,537
2.65%, 05/11/50	1,200	1,256,967
Dell International LLC/EMC Corp.(b):
5.45%, 06/15/23	3,000	3,281,437
4.00%, 07/15/24	1,000	1,077,954
6.02%, 06/15/26	3,090	3,542,609
4.90%, 10/01/26	1,000	1,103,402
5.30%, 10/01/29(a)	1,250	1,379,661
6.20%, 07/15/30	1,500	1,758,799
8.10%, 07/15/36	500	659,369
8.35%, 07/15/46	850	1,133,720
Hewlett Packard Enterprise Co.:
4.40%, 10/15/22	1,500	1,605,796
2.25%, 04/01/23	1,000	1,029,962
4.90%, 10/15/25	1,250	1,442,840
6.20%, 10/15/35	500	610,706
6.35%, 10/15/45	750	919,703
HP, Inc.:
4.05%, 09/15/22	1,000	1,070,623
2.20%, 06/17/25	500	516,081
3.40%, 06/17/30	500	513,747
6.00%, 09/15/41	650	762,095
NetApp, Inc.:
3.38%, 06/15/21	105	107,324
1.88%, 06/22/25	675	684,619

		68,951,047

Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc.:
2.75%, 03/27/27	2,000	2,203,125
2.85%, 03/27/30	1,000	1,112,066
3.88%, 11/01/45	500	602,919
3.38%, 11/01/46(a)	1,500	1,678,744

		5,596,854

Tobacco — 0.3%
Altria Group, Inc.:
2.85%, 08/09/22	1,500	1,562,772
4.00%, 01/31/24	250	275,270
2.35%, 05/06/25	240	252,195
4.80%, 02/14/29	3,000	3,502,618
3.40%, 05/06/30(a)	435	468,038
5.80%, 02/14/39	1,000	1,236,667
4.50%, 05/02/43	400	430,925
5.38%, 01/31/44	820	986,156
3.88%, 09/16/46	1,250	1,248,404
5.95%, 02/14/49	1,250	1,639,491
4.45%, 05/06/50	155	169,545
BAT Capital Corp.:
2.76%, 08/15/22	3,000	3,106,380
3.22%, 08/15/24	1,250	1,338,732

SCHEDULE OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
4.70%, 04/02/27	$500	$571,469
3.56%, 08/15/27	2,000	2,155,680
3.46%, 09/06/29	500	531,969
4.91%, 04/02/30	600	701,712
4.39%, 08/15/37	1,250	1,363,885
4.54%, 08/15/47	1,350	1,465,806
4.76%, 09/06/49	750	832,801
5.28%, 04/02/50	250	302,609
Philip Morris International, Inc.:
2.63%, 03/06/23(a)	250	264,157
2.13%, 05/10/23(a)	1,000	1,045,444
3.25%, 11/10/24	1,000	1,107,026
3.38%, 08/11/25	750	835,356
2.75%, 02/25/26	415	452,158
3.13%, 08/17/27	1,000	1,107,985
2.10%, 05/01/30	2,000	2,060,789
6.38%, 05/16/38	1,750	2,637,266
4.50%, 03/20/42	50	60,575
3.88%, 08/21/42	350	400,077
4.13%, 03/04/43	450	528,944
4.88%, 11/15/43	250	320,408
4.25%, 11/10/44	365	441,436
Reynolds American, Inc.:
4.00%, 06/12/22	1,000	1,056,490
4.45%, 06/12/25	1,000	1,126,742
5.70%, 08/15/35	325	399,305
6.15%, 09/15/43	150	183,359
5.85%, 08/15/45	1,250	1,536,445

		39,707,086

Trading Companies & Distributors — 0.0%
GATX Corp.:
3.25%, 09/15/26	750	785,011
4.70%, 04/01/29(a)	1,000	1,126,346

		1,911,357

Water Utilities — 0.1%
American Water Capital Corp.:
3.40%, 03/01/25	250	277,667
2.95%, 09/01/27	500	550,491
3.75%, 09/01/28	1,500	1,736,431
3.45%, 06/01/29	500	572,681
4.30%, 09/01/45	250	312,467
3.75%, 09/01/47	500	580,774
4.15%, 06/01/49	500	619,631
3.45%, 05/01/50	1,000	1,122,542
Essential Utilities, Inc., 3.35%, 04/15/50	1,000	1,042,469

		6,815,153

Wireless Telecommunication Services — 0.3%
America Movil SAB de CV:
3.13%, 07/16/22	3,500	3,620,750
3.63%, 04/22/29(a)	1,400	1,555,312
6.13%, 03/30/40	250	357,969
4.38%, 07/16/42	850	1,028,766
4.38%, 04/22/49	1,000	1,214,914
Crown Castle International Corp.:
3.30%, 07/01/30	1,000	1,099,852
3.25%, 01/15/51	1,000	1,009,703
Rogers Communications, Inc.:
3.00%, 03/15/23	650	692,548
3.63%, 12/15/25	565	640,801
2.90%, 11/15/26	1,000	1,085,351
5.00%, 03/15/44(a)	250	319,217
4.30%, 02/15/48	750	891,326

Security	Par (000)	Value

Wireless Telecommunication Services (continued)
4.35%, 05/01/49	$1,250	$1,535,723
3.70%, 11/15/49	400	440,378
T-Mobile USA, Inc.(b):
3.50%, 04/15/25	1,045	1,137,367
3.75%, 04/15/27	3,500	3,878,595
3.88%, 04/15/30	6,000	6,677,760
4.38%, 04/15/40	1,250	1,445,900
4.50%, 04/15/50	1,720	2,047,196
Vodafone Group PLC:
3.75%, 01/16/24	1,000	1,092,114
4.13%, 05/30/25	1,500	1,700,629
4.38%, 05/30/28	1,350	1,605,562
7.88%, 02/15/30	100	145,640
5.00%, 05/30/38	500	628,408
4.38%, 02/19/43	950	1,105,631
5.25%, 05/30/48	2,500	3,264,852
4.88%, 06/19/49	500	630,289
4.25%, 09/17/50	1,190	1,417,030

		42,269,583

Total Corporate Bonds — 27.3% (Cost — $3,099,836,396)		3,380,939,211

Foreign Agency Obligations — 3.2%

Canada — 0.3%
Canada Government International Bond:
2.63%, 01/25/22	1,000	1,036,740
1.63%, 01/22/25	2,000	2,110,773
Export Development Canada:
2.00%, 05/17/22	4,000	4,125,809
2.50%, 01/24/23	2,000	2,109,561
Province of Alberta Canada:
2.20%, 07/26/22	1,000	1,035,461
1.88%, 11/13/24(a)	1,000	1,048,990
3.30%, 03/15/28	2,000	2,318,848
Province of British Columbia Canada:
2.65%, 09/22/21	1,000	1,028,586
2.00%, 10/23/22	750	778,594
Province of Manitoba Canada, 2.13%, 05/04/22	2,000	2,059,120
Province of New Brunswick Canada, 3.63%, 02/24/28	1,000	1,175,011
Province of Ontario Canada:
2.40%, 02/08/22	1,000	1,031,572
2.55%, 04/25/22	4,000	4,155,135
2.25%, 05/18/22	2,000	2,068,005
2.20%, 10/03/22	2,000	2,075,730
1.75%, 01/24/23	2,000	2,064,300
2.50%, 04/27/26(a)	3,000	3,277,770
Province of Quebec Canada:
2.75%, 08/25/21	500	513,665
2.38%, 01/31/22	1,000	1,030,671
2.63%, 02/13/23	250	263,989
2.50%, 04/09/24	2,000	2,148,659
2.50%, 04/20/26	2,750	3,016,054
2.75%, 04/12/27	2,000	2,233,377
Series QO, 2.88%, 10/16/24	500	548,536

		43,254,956

Chile — 0.0%
Chile Government International Bond:
3.25%, 09/14/21	500	515,313
3.24%, 02/06/28	1,500	1,649,062
2.55%, 01/27/32	1,000	1,040,625
3.63%, 10/30/42	350	396,375
3.86%, 06/21/47	750	888,047
3.50%, 01/25/50	1,000	1,126,250

		5,615,672

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colombia — 0.2%
Colombia Government International Bond:
4.38%, 07/12/21	$750	$772,266
2.63%, 03/15/23	250	253,203
4.00%, 02/26/24	2,750	2,897,812
4.50%, 01/28/26	2,250	2,450,391
3.88%, 04/25/27	2,000	2,119,375
4.50%, 03/15/29	2,000	2,188,750
3.00%, 01/30/30	1,000	988,125
3.13%, 04/15/31	1,000	993,000
7.38%, 09/18/37	100	137,200
6.13%, 01/18/41	1,000	1,247,187
5.63%, 02/26/44	950	1,140,950
5.00%, 06/15/45	1,900	2,136,016
5.20%, 05/15/49	1,500	1,756,500
4.13%, 05/15/51	900	905,625

		19,986,400

Germany — 0.0%
FMS Wertmanagement:
2.00%, 08/01/22	1,000	1,035,284
2.75%, 03/06/23	500	532,728
Landwirtschaftliche Rentenbank:
2.25%, 10/01/21	500	512,204
1.75%, 07/27/26	1,000	1,065,476

		3,145,692

Hungary — 0.0%
Hungary Government International Bond:
5.38%, 02/21/23	500	548,281
5.75%, 11/22/23	500	568,282
5.38%, 03/25/24	1,500	1,702,500
7.63%, 03/29/41	750	1,258,125

		4,077,188

Indonesia — 0.1%
Indonesia Government International Bond:
4.10%, 04/24/28	1,000	1,109,062
4.75%, 02/11/29	1,000	1,156,782
2.85%, 02/14/30	1,000	1,018,750
4.35%, 01/11/48	1,400	1,575,000
3.70%, 10/30/49	500	519,138
3.50%, 02/14/50(a)	1,000	1,029,360
4.20%, 10/15/50	1,000	1,112,500
4.45%, 04/15/70	600	687,000

		8,207,592

Israel — 0.1%
Israel Government International Bond:
4.00%, 06/30/22(a)	900	959,625
3.15%, 06/30/23(a)	3,000	3,204,375
3.25%, 01/17/28	1,500	1,698,281
2.75%, 07/03/30	400	439,875
4.50%, 01/30/43	1,200	1,545,375
3.88%, 07/03/50	1,000	1,185,625
4.50%, 04/03/20	600	774,000
State of Israel, 3.38%, 01/15/50	1,000	1,096,250

		10,903,406

Italy — 0.1%
Italian Government International Bond:
6.88%, 09/27/23	100	115,587
5.38%, 06/15/33	750	933,758
Republic of Italy Government International Bond:
2.38%, 10/17/24	3,500	3,543,611
2.88%, 10/17/29	500	497,601

Security	Par (000)	Value

Italy (continued)
4.00%, 10/17/49	$1,500	$1,516,453

		6,607,010

Japan — 0.2%
Japan Bank for International Cooperation:
1.50%, 07/21/21	500	505,760
2.00%, 11/04/21(a)	2,000	2,041,088
2.50%, 06/01/22	2,000	2,077,761
2.38%, 07/21/22(a)	1,000	1,038,502
1.63%, 10/17/22(a)	1,000	1,025,572
2.38%, 11/16/22	2,000	2,087,860
3.25%, 07/20/23	1,100	1,189,532
3.38%, 07/31/23(a)	500	543,194
3.38%, 10/31/23	500	546,092
2.50%, 05/23/24	500	535,774
2.50%, 05/28/25	2,000	2,172,891
2.38%, 04/20/26	750	816,822
2.25%, 11/04/26	500	543,392
2.88%, 06/01/27	1,000	1,129,579
2.75%, 11/16/27	500	564,998
3.25%, 07/20/28	2,000	2,348,076
2.00%, 10/17/29(a)	1,000	1,083,786

		20,250,679

Mexico — 0.3%
Mexico Government International Bond:
3.63%, 03/15/22	4,750	4,942,969
4.00%, 10/02/23	250	266,172
3.60%, 01/30/25	500	529,375
4.13%, 01/21/26	3,000	3,240,000
4.15%, 03/28/27	1,000	1,073,000
4.50%, 04/22/29	1,500	1,625,156
3.25%, 04/16/30	1,000	991,500
4.75%, 04/27/32	3,000	3,304,500
6.75%, 09/27/34	150	196,313
6.05%, 01/11/40	2,300	2,806,719
4.75%, 03/08/44	2,200	2,314,812
5.55%, 01/21/45	1,525	1,793,781
4.60%, 01/23/46	1,500	1,548,750
4.35%, 01/15/47(a)	1,750	1,750,000
4.60%, 02/10/48	2,000	2,065,625
4.50%, 01/31/50	1,450	1,494,950
5.00%, 04/27/51	2,000	2,157,000

		32,100,622

Panama — 0.1%
Panama Government International Bond:
3.75%, 03/16/25	3,500	3,790,937
3.88%, 03/17/28	2,500	2,809,375
3.16%, 01/23/30	1,000	1,076,875
6.70%, 01/26/36	350	503,672
4.50%, 05/15/47	750	918,047
4.50%, 04/16/50(a)	1,250	1,526,172
4.50%, 04/01/56	1,400	1,718,500
3.87%, 07/23/60	900	1,020,938

		13,364,516

Peru — 0.1%
Peruvian Government International Bond:
7.35%, 07/21/25	400	509,875
2.39%, 01/23/26	1,000	1,038,750
4.13%, 08/25/27(a)	1,000	1,148,125
2.84%, 06/20/30(a)	1,000	1,071,250
2.78%, 01/23/31	2,000	2,133,500
8.75%, 11/21/33	441	734,706

SCHEDULE OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Peru (continued)
6.55%, 03/14/37	$250	$380,234
5.63%, 11/18/50	1,400	2,206,750

		9,223,190

Philippines — 0.1%
Philippine Government International Bond:
4.20%, 01/21/24	2,500	2,720,312
3.75%, 01/14/29	3,000	3,425,625
2.46%, 05/05/30	1,000	1,050,000
7.75%, 01/14/31	1,500	2,243,437
6.38%, 10/23/34	250	359,766
5.00%, 01/13/37	1,000	1,289,688
3.95%, 01/20/40	250	290,547
3.70%, 03/01/41	1,100	1,255,031
3.70%, 02/02/42	2,000	2,291,250
2.95%, 05/05/45	1,000	1,037,500

		15,963,156

Poland — 0.0%
Poland Government International Bond:
5.00%, 03/23/22	2,050	2,196,062
3.00%, 03/17/23	200	211,438
4.00%, 01/22/24	2,250	2,495,970
3.25%, 04/06/26	250	280,781

		5,184,251

South Korea — 0.1%
Export-Import Bank of Korea:
1.88%, 10/21/21	2,000	2,031,250
2.75%, 01/25/22	1,000	1,030,625
5.00%, 04/11/22	2,000	2,147,500
1.88%, 02/12/25	1,000	1,036,726
3.25%, 11/10/25	500	558,125
2.63%, 05/26/26	1,000	1,088,437
3.25%, 08/12/26	500	562,969
Korea Development Bank:
3.38%, 03/12/23	4,000	4,260,560
2.75%, 03/19/23(a)	1,000	1,050,312
Korea International Bond:
4.13%, 06/10/44(a)	250	344,688
3.88%, 09/20/48	1,750	2,400,234

		16,511,426

Supranational — 1.3%
African Development Bank:
3.00%, 09/20/23(a)	5,000	5,421,762
Series GDIF, 1.25%, 07/26/21	500	505,070
Asian Development Bank:
2.13%, 11/24/21	1,000	1,025,688
2.00%, 02/16/22(a)	2,000	2,056,520
1.88%, 02/18/22	1,000	1,026,417
1.88%, 07/19/22(a)	2,000	2,064,577
1.75%, 09/13/22	2,500	2,580,309
2.75%, 03/17/23	3,750	3,996,112
2.63%, 01/30/24	3,000	3,240,752
0.63%, 04/29/25	3,000	3,021,264
2.00%, 04/24/26(a)	1,000	1,081,940
2.75%, 01/19/28(a)	750	860,899
1.75%, 09/19/29	2,000	2,154,597
1.88%, 01/24/30	3,000	3,270,360
Series 5Y, 1.88%, 08/10/22	1,500	1,549,384
European Bank for Reconstruction & Development:
2.75%, 03/07/23	2,000	2,128,120
1.50%, 02/13/25	1,000	1,041,989

Security	Par (000)	Value

Supranational (continued)
European Investment Bank:
1.38%, 09/15/21	$2,000	$2,027,131
2.25%, 03/15/22	1,000	1,033,849
2.63%, 05/20/22	10,000	10,443,624
2.25%, 08/15/22	5,000	5,211,741
2.00%, 12/15/22(a)	1,000	1,042,397
2.50%, 03/15/23	2,000	2,120,292
2.88%, 08/15/23	1,500	1,620,261
3.13%, 12/14/23	4,000	4,385,588
3.25%, 01/29/24	3,000	3,312,338
2.63%, 03/15/24	2,000	2,166,499
1.63%, 03/14/25	4,000	4,221,093
2.13%, 04/13/26	1,000	1,090,872
2.38%, 05/24/27(a)	3,500	3,905,054
Inter-American Development Bank:
1.25%, 09/14/21(a)	1,000	1,011,618
2.13%, 01/18/22	1,000	1,027,833
1.75%, 04/14/22	750	769,443
1.75%, 09/14/22(a)	2,000	2,064,789
0.50%, 05/24/23	3,000	3,017,760
2.63%, 01/16/24	5,000	5,396,005
1.75%, 03/14/25(a)	3,000	3,177,024
0.88%, 04/03/25	3,000	3,058,402
0.63%, 07/15/25	5,000	5,027,831
2.00%, 06/02/26	500	540,788
2.38%, 07/07/27	1,000	1,112,719
2.25%, 06/18/29(a)	4,500	5,036,876
3.20%, 08/07/42	750	971,542
4.38%, 01/24/44	300	461,879
International Bank for Reconstruction & Development:
2.00%, 01/26/22	3,000	3,081,083
2.13%, 07/01/22	3,000	3,110,520
7.63%, 01/19/23	1,000	1,185,118
1.75%, 04/19/23	1,000	1,040,380
3.00%, 09/27/23	4,000	4,346,588
2.50%, 03/19/24	3,000	3,235,534
2.20%, 09/23/24	5,000	5,017,548
0.75%, 03/11/25(a)	5,000	5,069,284
0.63%, 04/22/25	5,000	5,040,438
4.75%, 02/15/35	500	751,753
Series GDIF, 2.75%, 07/23/21	2,000	2,053,140
Series GDIF, 1.38%, 09/20/21(a)	1,000	1,013,292
Series GDIF, 1.63%, 02/10/22	3,500	3,576,657
Series GDIF, 2.50%, 07/29/25	1,000	1,100,088
Series GDIF, 1.88%, 10/27/26	750	805,399
Series GDIF, 2.50%, 11/22/27	2,000	2,258,697
Series GDIF, 1.75%, 10/23/29	3,000	3,236,852
International Finance Corp.:
1.13%, 07/20/21	2,000	2,016,420
2.88%, 07/31/23	750	809,189
Nordic Investment Bank, 1.38%, 10/17/22(a)	2,000	2,048,491

		163,077,479

Sweden — 0.1%
Svensk Exportkredit AB:
1.63%, 09/12/21	2,000	2,030,567
2.38%, 03/09/22	1,500	1,550,749
1.63%, 11/14/22	500	514,478
2.88%, 03/14/23	1,000	1,065,680
0.75%, 04/06/23	2,000	2,014,829
1.75%, 12/12/23	1,000	1,045,235

		8,221,538

Uruguay — 0.1%
Uruguay Government International Bond:
8.00%, 11/18/22	150	163,969

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Uruguay (continued)
4.50%, 08/14/24(a)	$1,250	$1,365,625
4.38%, 10/27/27	1,000	1,144,375
4.38%, 01/23/31(a)	1,500	1,752,187
5.10%, 06/18/50(a)	2,250	2,901,094
4.98%, 04/20/55(a)	1,600	2,044,500

		9,371,750

Total Foreign Agency Obligations — 3.2% (Cost — $374,433,406)		395,066,523

Municipal Bonds — 0.7%

Arizona — 0.0%
Salt River Project Agricultural Improvement & Power District, RB, Build America Bonds, Series A, 4.84%, 01/01/41	220	302,861

California — 0.2%
Bay Area Toll Authority, RB, Build America Bonds, San Francisco Toll Bridge:
Series F-2, 6.26%, 04/01/49(a)	750	1,293,630
Series S-1, 6.92%, 04/01/40	530	844,629
Series S-1, 7.04%, 04/01/50	100	179,924
Series S-3, 6.91%, 10/01/50	200	362,936
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 2.57%, 04/01/31	345	371,417
City & County of San Francisco California Public Utilities Commission Water Revenue, RB, Build America Bonds, Sub-Series G, 6.95%, 11/01/50	100	173,796
City & County of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series A, 3.30%, 11/01/39	115	124,701
City of Los Angeles California Department of Water & Power, RB, Build America Bonds:
5.72%, 07/01/39	200	300,562
6.60%, 07/01/50	90	157,960
Series D, 6.57%, 07/01/45	675	1,152,542
County of Los Angeles California Metropolitan Transportation Authority, RB, Build America Bonds, 5.74%, 06/01/39	100	133,257
County of Los Angeles Public Works Financing Authority, RB, 7.62%, 08/01/40	100	162,184
County of San Diego California Regional Transportation Commission, RB, Build America Bonds, Series A, 5.91%, 04/01/48	260	418,366
County of San Diego California Water Authority, RB, Build America Bonds, Series B, 6.14%, 05/01/49	315	488,332
County of San Diego Regional Transportation Commission, Refunding RB, Series A, 3.25%, 04/01/48	175	184,718
East Bay Municipal Utility District Water System Revenue, RB, Build America Bonds, 5.87%, 06/01/40	100	150,317
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Toll Road, Series A:
4.09%, 01/15/49	75	77,399
(AGM), 3.92%, 01/15/53	175	184,244
Los Angeles California Community College District, GO, Build America Bonds, 6.75%, 08/01/49	540	948,402
Los Angeles California Unified School District, GO, Build America Bonds:
5.76%, 07/01/29	300	384,546
5.75%, 07/01/34	850	1,170,849
6.76%, 07/01/34	450	664,164

Security	Par (000)	Value

California (continued)
Regents of the University of California Medical Center Pooled Revenue, RB:
Regents, Build America Bonds, Series H, 6.55%, 05/15/48(a)	$50	$79,839
Series N, 3.26%, 05/15/60	365	381,042
Series N, 3.71%, 05/15/20	250	258,255
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Build America Bonds, Series F, 6.58%, 05/15/49(a)	600	954,894
Santa Clara Valley Transportation Authority, RB, Build America Bonds, Series A, 5.88%, 04/01/32	100	126,603
State of California, GO:
Refunding, Bid Group, Series A, 2.50%, 10/01/29	1,250	1,361,312
Build America Bonds, 5.70%, 11/01/21	200	214,074
Build America Bonds, 2.37%, 04/01/22	500	517,050
Build America Bonds, 7.50%, 04/01/34	645	1,047,551
Build America Bonds, 7.55%, 04/01/39	1,375	2,437,957
Build America Bonds, 7.30%, 10/01/39	600	995,502
Build America Bonds, 7.35%, 11/01/39	800	1,333,384
Build America Bonds, 7.60%, 11/01/40	1,850	3,394,842
State of California, GO, Refunding:
2.80%, 04/01/21	95	96,711
3.38%, 04/01/25	100	111,759
3.50%, 04/01/28	355	407,625
4.50%, 04/01/33	200	236,908
4.60%, 04/01/38	165	192,968
State of California Department of Water Reserve Power Supply Revenue, Refunding RB, Series P, 2.00%, 05/01/22	250	256,493
State of California University, RB, Series B, 2.98%, 11/01/51	515	545,200
University of California, RB:
Build America Bonds, 5.77%, 05/15/43	190	285,238
Build America Bonds, 5.95%, 05/15/45	500	734,150
General, Series AD, 4.86%, 05/15/12	300	420,477
General, Series AQ, 4.77%, 05/15/15	405	549,463
General, Series BD, 3.35%, 07/01/29	170	194,859
University of California, Refunding RB:
3.06%, 07/01/25	100	109,474
General, Series AJ, 4.60%, 05/15/31	150	185,118

		27,357,623

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue, RB, Build America Bonds, Series B, 5.84%, 11/01/50	100	166,218

Connecticut — 0.0%
State of Connecticut, GO:
Build America Bonds, Series D, 5.09%, 10/01/30	150	181,571
Series A, 5.85%, 03/15/32	550	746,938

		928,509

District of Columbia — 0.0%
District of Columbia, RB, Build America Bonds, Series E, 5.59%, 12/01/34	200	273,894
District of Columbia Water & Sewer Authority, RB, Series A, 4.81%, 10/01/14	200	292,316
District of Columbia Water & Sewer Authority, Refunding RB, Subordinate Lien, Series A, 3.21%, 10/01/48	160	163,811
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, ARB, Dulles Toll Road Revenue, Build America Bonds, 7.46%, 10/01/46	100	163,766

		893,787

SCHEDULE OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida — 0.0%
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series C, 4.28%, 10/01/41	$665	$704,241
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C, 3.49%, 10/01/42	70	74,532
State Board of Administration Finance Corp., RB, Series A, 2.64%, 07/01/21	200	204,130

		982,903

Georgia — 0.0%
Municipal Electric Authority of Georgia, Refunding RB, Build America Bonds, Series A:
6.64%, 04/01/57	340	494,190
6.66%, 04/01/57	396	591,553

		1,085,743

Illinois — 0.1%
Chicago O’Hare International Airport, ARB, General Senior Lien, Series C:
4.47%, 01/01/49	165	213,749
4.57%, 01/01/54	165	217,587
Chicago O’Hare International Airport, Refunding ARB, Build America Bonds, Series B, 6.40%, 01/01/40	250	372,295
Chicago Transit Authority, RB:
Build America Bonds, Series B, 6.20%, 12/01/40	435	591,109
Pension Funding, Series A, 6.90%, 12/01/40	530	715,113
Metropolitan Water Reclamation District of Greater Chicago, GO, Build America Bonds, 5.72%, 12/01/38	340	488,957
State of Illinois, GO, Pension:
5.10%, 06/01/33	4,400	4,464,900
Build America Bonds, 7.35%, 07/01/35	425	483,506

		7,547,216

Massachusetts — 0.0%
Commonwealth of Massachusetts, GO:
Build America Bonds, 5.46%, 12/01/39	500	721,715
Consolidated Loan, Series H, 2.90%, 09/01/49	105	112,872
Refunding Series D, 2.81%, 09/01/43	1,000	1,038,310
Massachusetts School Building Authority, RB, Build America Bonds, 5.72%, 08/15/39	585	821,036
Massachusetts School Building Authority, Refunding RB, Series B, 3.40%, 10/15/40	125	131,155

		2,825,088

Michigan — 0.0%
Great Lakes Water Authority Sewage Disposal System Revenue, Refunding RB, Series A, 3.06%, 07/01/39	30	31,936
Michigan Finance Authority, Refunding RB, Trinity Health Credit Group:
3.08%, 12/01/34	150	162,133
3.38%, 12/01/40	125	138,240
University of Michigan, RB, Series B, 2.44%, 04/01/40	323	333,620

		665,929

Missouri — 0.0%
State of Missouri of Health & Educational Facilities Authority, RB, Taxable, Washington University, Series A, 3.65%, 08/15/57	440	544,091

Nebraska — 0.0%
University of Nebraska Facilities Corp., Refunding RB, Series A, 3.04%, 10/01/49	200	219,920

Security	Par (000)	Value

Nevada — 0.0%
County of Clark Nevada Department of Aviation, ARB, Build America Bonds, Series C, 6.82%, 07/01/45	$450	$701,532

New Jersey — 0.1%
New Jersey EDA, RB, Series A (NPFGC), 7.43%, 02/15/29	1,450	1,778,512
New Jersey Transportation Trust Fund Authority, RB, Build America Bonds:
Series B, 6.56%, 12/15/40	100	121,808
Series C, 5.75%, 12/15/28	350	405,458
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System:
4.08%, 06/15/39	200	189,906
4.13%, 06/15/42	1,055	984,357
State of New Jersey Turnpike Authority, RB, Build America Bonds:
Series A, 7.10%, 01/01/41	750	1,244,678
Series F, 7.41%, 01/01/40	900	1,529,262
The State of Rutgers University of New Jersey, RB, Rutgers University, Series P, 3.92%, 05/01/19	110	131,674
The State of Rutgers University of New Jersey, Refunding RB, Series R, 3.27%, 05/01/43	425	437,856

		6,823,511

New York — 0.1%
City of New York, Series A-2, 5.21%, 10/01/31	225	284,018
City of New York, GO, Build America Bonds:
5.52%, 10/01/37	500	698,145
Series F1, 6.27%, 12/01/37	300	456,327
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Build America Bonds:
5.77%, 08/01/36	100	130,994
Future Tax Secured, Sub-Series B-1, 5.57%, 11/01/38	645	869,499
City of New York Water & Sewer System, RB, Build America Bonds, 2nd General Resolution, Fiscal 2020, Series DD, 5.95%, 06/15/42	115	182,894
City of New York Water & Sewer System, Refunding RB, Build America Bonds:
2nd General Resolution, Fiscal 2010, Series EE, 6.01%, 06/15/42(a)	600	958,236
2nd General Resolution, Series GG, 5.72%, 06/15/42	300	467,298
5.88%, 06/15/44	100	160,761
2nd General Resolution, Fiscal 2011, Series AA, 5.44%, 06/15/43	200	309,178
Metropolitan Transportation Authority, RB, Build America Bonds:
6.67%, 11/15/39	515	668,825
7.34%, 11/15/39	500	809,695
Series E, 6.81%, 11/15/40	400	528,728
Port Authority of New York & New Jersey, ARB:
192nd Series, 4.81%, 10/15/65	100	136,696
Consolidated, 160th Series, 5.65%, 11/01/40	1,245	1,734,995
Consolidated, 168th Series, 4.93%, 10/01/51	250	344,617
Consolidated, 181th Series, 4.96%, 08/01/46	180	244,123
Port Authority of New York & New Jersey, RB:
159th Series, 6.04%, 12/01/29	200	267,040
182nd Series, 5.31%, 08/01/46	100	111,854
Consolidated Bonds, Series 21, 3.29%, 08/01/69	200	209,912
Port Authority of New York & New Jersey, Refunding ARB, Consolidated,174th Series, 4.46%, 10/01/62	1,300	1,728,142
State of New York Dormitory Authority, RB, Build America Bonds, 5.60%, 03/15/40	475	676,922

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
State of New York Dormitory Authority, Refunding RB:
Series B, 3.14%, 07/01/43	$50	$50,277
Series F, 3.11%, 02/15/39	350	373,446
State of New York Thruway Authority, Refunding RB, Series M:
2.90%, 01/01/35	500	532,165
3.50%, 01/01/42	160	165,147
State of New York Urban Development Corp., RB:
Build America Bonds, 5.77%, 03/15/39	200	260,108
State Personal Income Tax, General Purpose, Series B, 3.90%, 03/15/33	500	564,945

		13,924,987

Ohio — 0.1%
American Municipal Power, Inc., RB, Build America Bonds, Combined Hydroelectric Projects, Series B:
7.83%, 02/15/41	650	1,052,350
8.08%, 02/15/50	500	909,280
JobsOhio Beverage System, Refunding RB, Series B:
3.99%, 01/01/29	100	113,642
4.53%, 01/01/35	100	122,587
Ohio Turnpike & Infrastructure Commission, Refunding RB, 3.22%, 02/15/48	250	258,580
Ohio Water Development Authority Water Pollution Control Loan Fund, RB, Build America Bonds, Series B-2, 4.88%, 12/01/34	100	116,820
State of Ohio University, RB:
Build America Bonds, Series C, 4.91%, 06/01/40(a)	805	1,150,095
Series A, 3.80%, 12/01/46	200	252,668

		3,976,022

Oregon — 0.0%
Oregon School Boards Association, GO, Refunding, Taxable Pension, Series B (NPFCG), 5.55%, 06/30/28	375	449,978
State of Oregon, GO:
5.76%, 06/01/23	54	59,156
5.89%, 06/01/27	750	948,187
State of Oregon Department of Transportation, RB, Build America Bonds, Sub-Lien, Series A, 5.83%, 11/15/34	125	181,730

		1,639,051

Pennsylvania — 0.0%
State of Pennsylvania University, Refunding RB, Series D, 2.84%, 09/01/50	160	164,405
University of Pittsburgh-of the Commonwealth System of Higher Education, RB, Commonwealth System of Higher Education, 3.56%, 09/15/19	175	199,587

		363,992

South Carolina — 0.0%
South Carolina Public Service Authority, RB, Build America Bonds, Series C, 6.45%, 01/01/50	100	156,791

Tennessee — 0.0%
County of Metropolitan Government Nashville & Davidson Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series B, 4.05%, 07/01/26	350	380,482

Texas — 0.1%
City of San Antonio Texas Electric & Gas Systems Revenue, RB:
4.43%, 02/01/42	170	214,440

Security	Par (000)	Value

Texas (continued)
Build America Bonds, 5.72%, 02/01/41	$200	$287,742
Junior Lien, Build America Bonds, 5.81%, 02/01/41	250	372,862
Dallas Area Rapid Transit, RB, Build America Bonds, Senior Lien, Series B, 5.02%, 12/01/48(a)	560	802,928
Dallas-Fort Worth International Airport, Refunding RB, Series A:
2.99%, 11/01/38	200	209,902
3.14%, 11/01/45	265	271,090
Grand Parkway Transportation Corp., Refunding RB, 3.24%, 10/01/52	590	615,978
North Texas Tollway Authority, RB, Build America Bonds, Series B, 6.72%, 01/01/49	550	973,324
State of Texas, GO, Build America Bonds, Series A, 5.52%, 04/01/39	1,000	1,481,690
State of Texas Transportation Commission Highway Fund, RB, 1st Tier, Build America Bonds, Series B, 5.18%, 04/01/30	600	770,784
Texas Private Activity Bond Surface Transportation Corp., RB, North Tarrant Express Managed Lanes Project, Series B, 3.92%, 12/31/49	425	436,173
University of Texas Permanent University Fund System, Refunding RB, 3.38%, 07/01/47	1,040	1,279,824

		7,716,737

Utah — 0.0%
State of Utah, GO, Series B, 3.54%, 07/01/25	300	319,284

Virginia — 0.0%
University of Virginia, RB, Series C, 4.18%, 09/01/17	60	81,200
University of Virginia, Refunding RB, Series A, 3.23%, 09/01/19	120	132,615

		213,815

Washington — 0.0%
State of Washington, GO, Build America Bonds, 5.14%, 08/01/40	200	275,530

Wisconsin — 0.0%
State of Wisconsin, RB, Series A (AGM), 5.70%, 05/01/26	80	91,584
State of Wisconsin, Refunding RB:
Series A, 3.95%, 05/01/36	600	667,980
Series C, 3.15%, 05/01/27	320	352,032

		1,111,596

Total Municipal Bonds — 0.7% (Cost — $72,282,297)		81,123,218

Non-Agency Mortgage-Backed Securities — 1.2%

Commercial Mortgage-Backed Securities — 1.2%
BANK 2019 - BNK18, Series 2019-BN18, Class A4, 3.58%, 05/15/62	2,000	2,303,034
BANK 2020 - BNK27, Series 2020-BN27, Class A5, 2.14%, 04/15/63	5,440	5,625,323
Barclays Commercial Mortgage Trust, Series 2017-C1, Class A4, 3.67%, 02/15/50	2,300	2,592,007
BBCMS Mortgage Trust 2020-C7, Series 2020-C7, Class A5, 2.04%, 04/15/53	6,670	6,888,070
Benchmark Mortgage Trust:
Series 2018-B5, Class A4, 4.21%, 07/15/51	3,000	3,542,169
Series 2019-B11, Class A4, 3.28%, 05/15/52	4,000	4,505,713
Series 2019-B13, Class A4, 2.95%, 08/15/57	8,544	9,399,338
Series 2019-B9, Class A5, 4.02%, 03/15/52	3,000	3,517,819

SCHEDULE OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust:
Series 2013-GC17, Class A4, 4.13%, 11/10/46	$750	$801,563
Series 2014-GC25, Class A4, 3.64%, 10/10/47	500	540,522
Series 2014-GC25, Class AS, 4.02%, 10/10/47	1,500	1,606,470
Series 2016-GC37, Class A4, 3.31%, 04/10/49	3,500	3,797,930
Series 2016-P5, Class A4, 2.94%, 10/10/49	1,000	1,075,787
Series 2017-P7, Class A4, 3.71%, 04/14/50	2,250	2,521,426
Commercial Mortgage Trust:
Series 2013-CR09, Class A4, 4.36%, 07/10/45(f)	2,700	2,882,732
Series 2013-CR12, Class A4, 4.05%, 10/10/46	1,300	1,399,433
Series 2014-UBS2, Class A5, 3.96%, 03/10/47	500	541,393
Series 2015-PC1, Class A5, 3.90%, 07/10/50	1,500	1,651,217
Series 2016-CR28, Class A4, 3.76%, 02/10/49	750	835,208
CSAIL Commercial Mortgage Securities Trust:
Series 2015-C3, Class A4, 3.72%, 08/15/48	1,000	1,094,454
Series 2016-C7, Class A5, 3.50%, 11/15/49	4,800	5,269,915
Series 2018-CX11, Class A5, 4.03%, 04/15/51(f)	4,000	4,569,890
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49	7,500	8,037,089
GS Mortgage Securities Corp. II, Series 2018-GS10, Class A5, 4.16%, 07/10/51(f)	3,000	3,508,707
GS Mortgage Securities Trust:
Series 2012-GC6, Class A3, 3.48%, 01/10/45	5,280	5,391,072
Series 2012-GCJ9, Class A3, 2.77%, 11/10/45	245	248,686
Series 2015-GC30, Class A4, 3.38%, 05/10/50	600	648,623
Series 2015-GS1, Class A3, 3.73%, 11/10/48	2,300	2,543,483
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C18, Class A5, 4.08%, 02/15/47	250	271,057
Series 2014-C22, Class A4, 3.80%, 09/15/47	300	326,062
Series 2015-C31, Class A3, 3.80%, 08/15/48	2,250	2,481,675
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.41%, 10/15/50	6,000	6,673,850
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2011-C5, Class A3, 4.17%, 08/15/46	100	102,409
Series 2014-C20, Class A5, 3.80%, 07/15/47	1,400	1,511,563
Series 2017-JP7, Class A5, 3.45%, 09/15/50	3,500	3,898,271
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C10, Class A5, 4.22%, 07/15/46(f)	3,750	4,033,201
Series 2013-C10, Class AS, 4.22%, 07/15/46(f)	2,500	2,615,274
Series 2013-C11, Class A4, 4.30%, 08/15/46(f)	11,765	12,643,052
Series 2014-C16, Class A4, 3.60%, 06/15/47	4,430	4,700,055
Series 2015-C24, Class A4, 3.73%, 05/15/48	750	823,421
Morgan Stanley Capital I Trust:
Series 2015-UBS8, Class A4, 3.81%, 12/15/48	1,181	1,305,111
Series 2018-H3, Class A4, 3.91%, 07/15/51	3,000	3,453,016
Series 2019-H6, Class A4, 3.42%, 06/15/52	590	664,599
Series 2019-L3, Class AS, 3.49%, 11/15/52	760	799,776
Wells Fargo Commercial Mortgage Trust:
Series 2013-LC12, Class A4, 4.22%, 07/15/46(f)	200	215,342
Series 2014-LC18, Class ASB, 3.24%, 12/15/47	2,254	2,338,626
Series 2015-C27, Class A5, 3.45%, 02/15/48	1,500	1,626,983
Series 2015-SG1, Class A4, 3.79%, 09/15/48	5,000	5,430,820
Series 2019-C49, Class A5, 4.02%, 03/15/52	3,850	4,485,844
Wells Fargo Commercial Mortgage Trust 2020-C56, Series 2020-C56, Class A5, 2.45%, 06/15/53	3,110	3,285,158
WFRBS Commercial Mortgage Trust:
Series 2012-C7, Class A1, 2.30%, 06/15/45	44	43,952
Series 2012-C7, Class A2, 3.43%, 06/15/45	800	818,804
Series 2013-C11, Class A5, 3.07%, 03/15/45	500	516,763

Total Non-Agency Mortgage-Backed Securities — 1.2% (Cost — $144,564,893)		152,403,757

Security	Par (000)	Value

Preferred Securities

Capital Trusts — 0.0%

Banks — 0.0%
Goldman Sachs Capital I, 6.35%, 02/15/34	$250	$344,251

Insurance — 0.0%
Allstate Corp. (3 mo. LIBOR US + 2.93%), Series B, 5.75%, 08/15/53(c)	1,250	1,291,300
MetLife, Inc., 6.40%, 12/15/66	600	708,198
Prudential Financial, Inc.(c):
(3 mo. LIBOR US + 3.92%, 5.63%,	100	106,400
(3 mo. LIBOR US + 3.03%), 5.38%,(a)	500	527,800

		2,633,698

Total Capital Trusts — 0.0% (Cost — $2,891,728)		2,977,949

Total Preferred Securities — 0.0%		2,977,949

U.S. Government Sponsored Agency Securities — 29.3%

Agency Obligations — 1.3%
Fannie Mae:
1.25%, 08/17/21(a)	8,200	8,297,744
1.38%, 10/07/21(a)	2,000	2,029,961
2.63%, 01/11/22 - 09/06/24(a)	8,715	9,384,704
1.88%, 04/05/22(a)	5,000	5,147,571
2.38%, 01/19/23	490	517,648
0.50%, 06/17/25	20,000	20,007,631
6.25%, 05/15/29	5,350	7,753,869
7.13%, 01/15/30	10,000	15,507,344
7.25%, 05/15/30	20,550	32,593,984
6.63%, 11/15/30	149	230,923
Federal Farm Credit Banks Funding Corp., 2.85%, 09/20/21	1,705	1,760,273
Federal Home Loan Bank:
3.00%, 12/09/22	4,910	5,233,760
2.75%, 12/13/24	5,000	5,510,541
3.13%, 06/13/25	9,570	10,762,104
5.50%, 07/15/36	2,100	3,282,728
Freddie Mac:
2.38%, 02/16/21 - 01/13/22(a)	19,715	20,232,656
1.13%, 08/12/21(a)	3,032	3,064,248
6.75%, 03/15/31	2,800	4,406,898
6.25%, 07/15/32	3,300	5,187,728
Tennessee Valley Authority:
5.88%, 04/01/36	2,100	3,267,037
3.50%, 12/15/42	140	176,487

		164,355,839

Commercial Mortgage-Backed Securities — 0.9%
Fannie Mae:
Series 2012-M9, Class A2, 2.48%, 04/25/22	930	949,142
Series 2014-M13, Class A2, 3.02%, 08/25/24(f)	476	514,938
Series 2014-M2, Class ASV2, 2.78%, 06/25/21(f)	111	111,748
Series 2014-M6, Class A2, 2.68%, 05/25/21(f)	61	61,822
Series 2016-M5, Class A2, 2.47%, 04/25/26	6,110	6,588,599
Series 2016-M6, Class A2, 2.49%, 05/25/26	7,000	7,556,839
Series 2019-M22, Class A2, 2.52%, 08/25/29	5,000	5,453,169
Freddie Mac:
Series K013, Class A2, 3.97%, 01/25/21(f)	500	504,937
Series K017, Class A2, 2.87%, 12/25/21	6,774	6,942,767
Series K026, Class A2, 2.51%, 11/25/22	200	208,003
Series K031, Class A2, 3.30%, 04/25/23(f)	100	106,978

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Mortgage-Backed Securities (continued)
Series K033, Class A2, 3.06%, 07/25/23(f)	$100	$106,807
Series K034, Class A2, 3.53%, 07/25/23(f)	3,900	4,219,497
Series K035, Class A2, 3.46%, 08/25/23(f)	2,000	2,161,337
Series K036, Class A2, 3.53%, 10/25/23(f)	1,200	1,304,890
Series K037, Class A2, 3.49%, 01/25/24	2,700	2,946,537
Series K038, Class A1, 2.60%, 10/25/23	84	85,749
Series K041, Class A2, 3.17%, 10/25/24	7,500	8,252,640
Series K052, Class A2, 3.15%, 11/25/25	750	835,127
Series K063, Class A2, 3.43%, 01/25/27(f)	5,000	5,741,030
Series K066, Class A2, 3.12%, 06/25/27	3,500	3,973,125
Series K076, Class A2, 3.90%, 04/25/28	2,000	2,395,125
Series K081, Class A2, 3.90%, 08/25/28(f)	5,000	5,996,129
Series K088, Class A2, 3.69%, 01/25/29	500	597,307
Series K100, Class A2, 2.67%, 09/25/29	10,000	11,308,236
Series K101, Class A2, 2.52%, 10/25/29	5,650	6,308,355
Series K110, Class A2, 1.48%, 04/25/30	2,640	2,739,468
Series K727, Class A2, 2.95%, 07/25/24	5,000	5,372,621
Series K730, Class A2, 3.59%, 01/25/25(f)	9,000	9,992,830
Series K734, Class A2, 3.21%, 02/25/26	5,700	6,371,614

		109,707,366

Mortgage-Backed Securities — 27.1%
Fannie Mae Mortgage-Backed Securities:
4.50%, 05/01/24 - 07/01/50(g)	131,062	142,508,627
4.00%, 10/01/25 - 02/01/57(g)	329,592	355,487,380
3.50%, 02/01/26 - 11/01/51(g)	253,976	272,002,800
3.00%, 01/01/27 - 03/01/50(g)	255,147	270,448,324
2.50%, 09/01/28 - 07/01/50(g)	240,979	251,755,510
7.00%, 02/01/32	12	11,791
6.50%, 07/01/32	78	91,733
5.00%, 11/01/33 - 04/01/49(g)	25,170	27,935,404
6.00%, 03/01/34 - 07/01/50(g)	10,779	12,158,695
5.50%, 04/01/36 - 07/01/50(g)	27,107	29,987,508
(12 mo. LIBOR US + 1.83%), 3.77%, 11/01/40(h)	7	6,974
(12 mo. LIBOR US + 1.75%), 4.33%, 08/01/41(h)	7	7,408
(12 mo. LIBOR US + 1.70%), 4.45%, 08/01/42(h)	28	29,020
(12 mo. LIBOR US + 1.53%), 3.28%, 04/01/43(h)	1	1,068
(12 mo. LIBOR US + 1.53%), 2.84%, 05/01/43(h)	100	103,178
(12 mo. LIBOR US + 1.54%), 2.37%, 06/01/43(h)	184	189,192
Freddie Mac Mortgage-Backed Securities:
8.00%, 12/01/24	53	56,544
3.00%, 03/01/27 - 12/01/49	182,592	193,590,303
2.50%, 07/01/28 - 10/01/49	25,039	26,349,992
6.50%, 06/01/31	19	21,588
3.50%, 03/01/32 - 07/01/49	165,545	176,957,042
5.00%, 04/01/33 - 04/01/49	6,171	6,806,851
4.00%, 05/01/33 - 02/01/50	63,152	67,460,684
5.50%, 06/01/35 - 01/01/39	124	142,793
4.50%, 06/01/38 - 01/01/49	28,228	30,696,883
(12 mo. LIBOR US + 1.82%), 3.83%, 09/01/40(h)	18	18,632
(12 mo. LIBOR US + 1.76%), 4.13%, 08/01/41(h)	8	8,560
(12 mo. LIBOR US + 1.50%), 2.37%, 06/01/43(h)	13	13,544
Ginnie Mae Mortgage-Backed Securities:
7.50%, 12/15/23	42	44,747
5.50%, 12/15/32 - 04/20/48	459	517,391
6.00%, 03/15/35 - 10/20/38	137	157,690
6.50%, 09/15/36	82	93,777
4.50%, 07/15/39 - 07/01/50(g)	61,895	66,478,618
5.00%, 11/15/39 - 07/01/50(g)	23,903	26,119,230
4.00%, 03/15/41 - 07/01/50(g)	132,378	141,741,422
3.50%, 09/20/42 - 07/01/50(g)	264,269	281,997,360
3.00%, 01/20/43 - 07/01/50(g)(i)	267,602	284,200,653
2.50%, 05/20/45 - 07/01/50(g)	23,252	24,507,734

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities:
3.00%, 03/01/30 - 07/01/50(g)	$328,954	$346,808,672
4.00%, 05/01/33 - 02/01/45	3,465	3,710,897
2.50%, 07/01/35(g)	87,897	92,024,039
3.50%, 12/01/46 - 07/01/50(g)	182,524	192,899,613
4.50%, 02/01/48	3,398	3,735,731
5.00%, 07/01/50(g)	18,439	20,150,847

		3,350,036,449

Total U.S. Government Sponsored Agency Securities — 29.3% (Cost — $3,491,976,144)		3,624,099,654

U.S. Treasury Obligations — 35.3%
U.S. Treasury Bonds:
5.38%, 02/15/31(a)	6,000	8,916,094
4.50%, 02/15/36(a)	7,000	10,715,469
4.75%, 02/15/37(a)	1,450	2,312,467
5.00%, 05/15/37	9,000	14,760,352
4.38%, 02/15/38	6,000	9,326,016
4.50%, 05/15/38	6,000	9,465,703
4.25%, 05/15/39(a)	11,775	18,192,835
4.50%, 08/15/39	1,700	2,707,582
4.38%, 11/15/39	4,800	7,547,625
4.63%, 02/15/40	16,230	26,321,129
1.13%, 05/15/40	27,000	26,747,930
4.38%, 05/15/40(a)	6,400	10,112,250
3.88%, 08/15/40	3,860	5,752,305
4.25%, 11/15/40	7,528	11,761,618
4.75%, 02/15/41(a)	7,000	11,614,258
4.38%, 05/15/41	7,610	12,102,278
3.75%, 08/15/41	9,550	14,070,582
3.13%, 11/15/41	10,700	14,489,305
3.13%, 02/15/42	16,350	22,191,932
3.00%, 05/15/42(a)	20,480	27,266,400
2.75%, 08/15/42	18,250	23,397,070
2.75%, 11/15/42(a)	27,500	35,221,484
3.13%, 02/15/43(a)	21,000	28,473,047
2.88%, 05/15/43(a)	24,750	32,332,588
3.63%, 08/15/43	7,500	10,954,688
3.75%, 11/15/43	48,700	72,477,395
3.63%, 02/15/44	11,000	16,101,680
3.38%, 05/15/44	7,600	10,749,250
3.13%, 08/15/44	2,000	2,727,109
3.00%, 11/15/44	6,300	8,434,617
2.50%, 02/15/45	23,500	28,987,617
3.00%, 05/15/45	15,600	20,945,437
2.88%, 08/15/45	18,800	24,780,750
2.50%, 02/15/46	18,600	23,035,664
2.50%, 05/15/46(a)	25,850	32,061,068
2.25%, 08/15/46	26,500	31,430,449
2.88%, 11/15/46	8,500	11,303,672
3.00%, 02/15/47	9,000	12,260,391
3.00%, 05/15/47	18,200	24,807,453
2.75%, 08/15/47(a)	21,250	27,765,283
2.75%, 11/15/47(a)	30,000	39,250,781
3.00%, 02/15/48	8,000	10,951,562
3.13%, 05/15/48	32,500	45,548,242
3.00%, 08/15/48	9,000	12,377,109
3.38%, 11/15/48	14,700	21,600,961
2.88%, 05/15/49	18,500	25,028,476
2.25%, 08/15/49(a)	25,000	30,065,430
2.38%, 11/15/49	27,500	33,966,797
2.00%, 02/15/50(a)	15,000	17,178,516
1.25%, 05/15/50	11,000	10,569,023

SCHEDULE OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
U.S. Treasury Notes:
2.63%, 07/15/21	$34,000	$34,861,953
2.25%, 07/31/21	12,804	13,089,089
2.75%, 08/15/21	20,000	20,574,219
1.13%, 08/31/21(a)	18,000	18,196,875
2.00%, 08/31/21(a)	8,500	8,680,293
2.75%, 09/15/21(a)	50,000	51,550,781
1.13%, 09/30/21	20,000	20,237,500
2.13%, 09/30/21(a)	62,900	64,423,359
1.25%, 10/31/21	8,000	8,114,688
1.50%, 10/31/21(a)	150,000	152,648,437
2.00%, 10/31/21(a)	9,000	9,219,375
2.00%, 11/15/21	13,700	14,042,500
1.75%, 11/30/21(a)	16,000	16,356,875
1.88%, 11/30/21(a)	53,000	54,275,312
2.00%, 12/31/21	12,000	12,327,187
2.13%, 12/31/21(a)	10,000	10,291,016
2.50%, 01/15/22	25,000	25,889,648
1.50%, 01/31/22	3,500	3,572,871
1.88%, 01/31/22(a)	59,000	60,578,711
1.75%, 02/28/22	1,500	1,539,082
1.88%, 02/28/22	5,000	5,141,016
1.75%, 03/31/22	9,100	9,350,250
1.88%, 03/31/22	18,000	18,533,672
2.25%, 04/15/22	20,000	20,741,406
1.75%, 04/30/22	10,000	10,289,453
1.88%, 04/30/22(a)	30,000	30,931,641
1.75%, 05/31/22(a)	3,000	3,090,352
1.75%, 06/30/22(a)	18,000	18,566,719
2.13%, 06/30/22(a)	18,000	18,703,125
1.75%, 07/15/22	16,000	16,514,375
1.88%, 07/31/22(a)	40,000	41,418,750
2.00%, 07/31/22	15,000	15,571,875
1.88%, 08/31/22(a)	34,958	36,245,711
1.50%, 09/15/22	20,000	20,589,062
1.75%, 09/30/22(a)	23,000	23,814,883
1.88%, 09/30/22	10,000	10,382,813
1.38%, 10/15/22(a)	20,000	20,548,438
1.88%, 10/31/22 (a)	37,000	38,466,992
2.00%, 10/31/22	10,000	10,425,000
7.63%, 11/15/22 (a)	3,400	4,002,570
2.00%, 11/30/22	36,000	37,584,844
2.13%, 12/31/22	45,000	47,191,992
1.75%, 01/31/23	20,000	20,808,594
2.00%, 02/15/23	8,000	8,381,562
1.50%, 02/28/23 (a)	10,200	10,559,391
1.50%, 03/31/23(a)	31,500	32,645,566
1.63%, 04/30/23	19,000	19,774,844
2.75%, 04/30/23	26,600	28,528,500
1.75%, 05/15/23	1,000	1,045,000
1.63%, 05/31/23	4,000	4,168,438
1.38%, 06/30/23(a)	26,500	27,448,203
2.63%, 06/30/23(a)	25,000	26,826,172
1.25%, 07/31/23	4,000	4,131,719
2.75%, 07/31/23(a)	46,000	49,626,094
2.50%, 08/15/23	16,000	17,154,375
6.25%, 08/15/23(a)	2,050	2,437,658
1.38%, 08/31/23	38,000	39,432,422
1.38%, 09/30/23(a)	13,500	14,021,543
2.88%, 09/30/23	16,000	17,390,000
1.63%, 10/31/23	15,000	15,715,430
2.75%, 11/15/23(a)	28,000	30,399,687
2.13%, 11/30/23(a)	39,000	41,559,375

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
2.88%, 11/30/23	$14,100	$15,381,668
2.25%, 12/31/23(a)	11,000	11,787,187
2.63%, 12/31/23(a)	10,000	10,845,313
2.25%, 01/31/24(a)	40,000	42,925,000
2.50%, 01/31/24(a)	65,000	70,316,797
2.75%, 02/15/24	15,000	16,377,539
2.13%, 02/29/24(a)	13,000	13,912,031
2.13%, 03/31/24	10,000	10,714,063
2.00%, 04/30/24(a)	22,000	23,498,750
2.50%, 05/15/24	22,300	24,262,574
2.00%, 05/31/24	5,700	6,095,438
1.75%, 06/30/24(a)	70,000	74,251,953
2.00%, 06/30/24(a)	40,000	42,826,562
2.38%, 08/15/24	7,500	8,159,766
1.88%, 08/31/24(a)	5,000	5,340,820
1.50%, 09/30/24(a)	75,000	78,996,094
2.13%, 09/30/24	20,000	21,590,625
1.50%, 10/31/24(a)	50,000	52,705,078
2.25%, 10/31/24(a)	5,000	5,431,836
2.25%, 11/15/24(a)	57,000	61,967,461
7.50%, 11/15/24	5,000	6,575,781
2.13%, 11/30/24	15,000	16,236,914
1.75%, 12/31/24(a)	20,000	21,339,062
2.25%, 12/31/24(a)	45,000	49,020,117
2.00%, 02/15/25(a)	21,984	23,737,567
7.63%, 02/15/25	375	501,870
2.75%, 02/28/25(a)	30,000	33,448,828
0.38%, 04/30/25(a)	22,000	22,099,687
2.13%, 05/15/25(a)	33,250	36,206,133
0.25%, 05/31/25(a)	48,000	47,941,875
2.75%, 06/30/25	28,000	31,405,937
2.88%, 07/31/25(a)	45,000	50,820,117
2.00%, 08/15/25(a)	56,800	61,659,063
6.88%, 08/15/25	8,000	10,674,375
3.00%, 09/30/25	38,000	43,290,312
3.00%, 10/31/25	15,000	17,111,719
2.25%, 11/15/25	16,600	18,287,883
2.63%, 01/31/26	15,000	16,876,172
1.63%, 02/15/26(a)	68,000	72,744,062
6.00%, 02/15/26	7,660	10,065,062
1.63%, 05/15/26	36,350	38,955,557
1.50%, 08/15/26	27,500	29,301,465
6.75%, 08/15/26(a)	7,500	10,390,723
1.63%, 09/30/26	15,000	16,107,422
1.63%, 10/31/26(a)	60,000	64,446,094
2.00%, 11/15/26	15,000	16,470,703
1.63%, 11/30/26	30,000	32,242,969
6.63%, 02/15/27(a)	3,500	4,913,398
0.50%, 04/30/27	30,000	30,044,531
2.38%, 05/15/27(a)	28,000	31,602,813
2.25%, 08/15/27(a)	31,975	35,913,171
2.25%, 11/15/27(a)	58,510	65,896,887
2.75%, 02/15/28(a)	35,000	40,826,953
2.88%, 05/15/28(a)	39,000	46,026,094
2.88%, 08/15/28(a)	37,500	44,411,133
3.13%, 11/15/28(a)	30,000	36,270,703
5.25%, 11/15/28	9,000	12,457,969
2.63%, 02/15/29(a)	33,884	39,705,165
5.25%, 02/15/29	5,000	6,973,633
1.63%, 08/15/29(a)	32,000	34,916,250
6.13%, 08/15/29	7,500	11,203,711
1.50%, 02/15/30(a)	52,675	56,942,498

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
0.63%, 05/15/30	$12,000	$11,966,719

Total U.S. Treasury Obligations — 35.3% (Cost — $3,945,635,127)		4,367,202,674

Total Long-Term Investments — 97.3% (Cost — $11,169,891,720)		12,043,594,114

	Shares

Short-Term Securities — 26.2%

Money Market Funds — 25.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.55%(j)(k)(l)	3,083,387,307	3,087,395,711
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.16%(j)(l)	100,000	100,000

Total Money Market Funds		3,087,495,711

	Par (000)

U.S. Treasury Obligations — 1.2%
U.S. Treasury Bills:
1.25% - 2.25%, 03/31/21	$20,500	20,751,211
2.25%, 04/30/21(a)	50,000	50,859,375
2.63% - 3.13%, 05/15/21(a)	23,000	23,501,641
2.00%, 05/31/21	5,000	5,082,812
2.63%, 06/15/21	16,000	16,373,750
1.13% - 2.13%, 06/30/21	24,500	24,929,082

Total U.S. Treasury Obligations		141,497,871

Total Short-Term Securities — 26.2% (Cost — $3,221,974,497)		3,228,993,582

Total Investments Before TBA Sale Commitments — 123.5% (Cost — $14,391,866,217)		15,272,587,696

Security	Par (000)		Value

TBA Sale Commitments — (0.6%)

Mortgage-Backed Securities — (0.6%)
Uniform Mortgage-Backed Securities(g):
4.00%, 07/16/35	USD	5,346	$(5,654,763)
3.00%, 07/14/50		52,221	(54,999,320)
3.50%, 07/14/50		14,755	(15,518,686)

Total TBA Sale Commitments — (0.6)% (Proceeds — $76,095,218)			(76,172,769)

Total Investments, Net of TBA Sale Commitments — 122.9% (Cost — $14,315,770,999)			15,196,414,927

Liabilities in Excess of Other Assets — (22.9)%			(2,832,219,855)

Net Assets — 100.0%			$12,364,195,072

(a)	Security, or a portion of the security, is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	When-issued security.
(f)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(g)	Represents or includes a TBA transaction.
(h)	Variable rate security. Rate shown is the rate in effect as of period end.
(i)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.

(l)

Investments in issuers considered to be an affiliate/affiliates of the Master Portfolio during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	2,221,384,022	862,003,285	(b)	—	3,083,387,307	$3,087,395,711	$11,800,693	(c)	$1,233,258		$4,341,400
BlackRock Cash Funds: Treasury, SL Agency Shares	100,000	—		—	100,000	100,000	378		—		—

						$3,087,495,711	$11,801,071		$1,233,258		$4,341,400

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULE OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) June 30, 2020	U.S. Total Bond Index Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master Portfolio’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$12,043,594,114	$—	$12,043,594,114
Short-Term Securities	3,087,495,711	141,497,871	—	3,228,993,582
Liabilities:
Investments:
TBA Sale Commitments	$—	$(76,172,769)	$—	$(76,172,769)

	$3,087,495,711	$12,108,919,216	$—	$15,196,414,927

The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

See notes to financial statements.

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

U.S. Total Bond Index Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $1,933,801,357 , cost — $11,309,054,191)	$12,185,091,985
Investments at value — affiliated (cost — $3,082,812,026)	3,087,495,711
Cash	67,707,138
Receivables:
Investments sold	38,497,234
Securities lending income — affiliated	889,713
TBA sale commitments	76,095,218
Contributions from investors	198,746,194
Dividends — unaffiliated	575,322
Interest — unaffiliated	62,693,258
Principal paydowns	442

Total assets	15,717,792,215

LIABILITIES
Collateral — TBA commitments	1,018,000
Cash collateral on securities loaned at value	1,985,095,222
TBA sale commitments at value (proceeds — $76,095,218)	76,172,769
Payables:
Investments purchased	1,290,277,035
Investment advisory fees	955,517
Trustees’ fees	39,350
Other accrued expenses	39,250

Total liabilities	3,353,597,143

NET ASSETS	$12,364,195,072

NET ASSETS CONSIST OF
Investors’ capital	$11,483,666,755
Net unrealized appreciation (depreciation)	880,528,317

NET ASSETS	$12,364,195,072

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

U.S. Total Bond Index Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$4,304,458
Interest — unaffiliated	140,086,843
Securities lending income — affiliated — net	7,496,613

Total investment income	151,887,914

EXPENSES
Investment advisory	2,306,842
Trustees	83,225
Professional	24,591

Total expenses	2,414,658
Less fees waived and/or reimbursed by the Manager	(365,525)

Total expenses after fees waived and/or reimbursed	2,049,133

Net investment income	149,838,781

REALIZED AND UNREALIZED LOSS
Net realized loss from:
Investments — affiliated	1,233,258
Investments — unaffiliated	77,365,903

78,599,161

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	4,341,400
Investments — unaffiliated	471,679,527

476,020,927

Net realized and unrealized gain	554,620,088

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$704,458,869

See notes to financial statements.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	U.S. Total Bond Index Master Portfolio
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$149,838,781	$285,589,509
Net realized gain	78,599,161	39,990,922
Net change in unrealized appreciation (depreciation)	476,020,927	474,835,135

Net increase in net assets resulting from operations	704,458,869	800,415,566

CAPITAL TRANSACTIONS
Proceeds from contributions	2,400,655,506	3,801,148,795
Value of withdrawals	(1,923,563,855)	(1,746,558,904)

Net increase in net assets derived from capital transactions	477,091,651	2,054,589,891

NET ASSETS
Total increase in net assets	1,181,550,520	2,855,005,457
Beginning of period	11,182,644,552	8,327,639,095

End of period	$12,364,195,072	$11,182,644,552

See notes to financial statements.

FINANCIAL STATEMENTS	65

Financial Highlights

	U.S. Total Bond Index Master Portfolio
	Six Months Ended 06/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017	2016	2015

Total Return
Total return	6.31	%(a)	8.72	%(b)	(0.07)%	3.40%	2.55%	0.40%

Ratios to Average Net Assets(c)
Total expenses	0.04	%(d)	0.04%		0.04%	0.04%	0.04%	0.06%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.04	%(d)	0.04%		0.03%	0.03%	0.03%	0.04%

Net investment income	2.60	%(d)	2.90%		2.74%	2.22%	2.02%	1.93%

Supplemental Data
Net assets, end of period (000)	$12,364,195		$11,182,645		$8,327,639	$5,047,766	$3,018,237	$1,588,374

Portfolio turnover rate(e)	81%		158%		274%	345%	278%	356%

(a)	Aggregate total return.
(b)	Includes payment received from an affiliate, which had no impact on the Master Portfolio’s total return.
(c)	Excludes expenses incurred indirectly as a result of investments in underlying funds:

	Six Months Ended 06/30/20 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	0.01%	0.02%

(d)	Annualized.
(e)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	48%	97%	162%	193%	164%	300%

See notes to financial statements.

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. U.S. Total Bond Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls and TBA sale commitments) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (unaudited) (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Master Portfolio’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Typically, the Master Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as corporate bonds in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Barclays Bank PLC	$5,496,779	$(5,496,779)	$—
Barclays Capital, Inc.	30,179,548	(30,179,548)	—
BMO Capital Markets	720,693	(720,693)	—
BNP Paribas Prime Brokerage International Ltd.	6,601,076	(6,601,076)	—
BofA Securities, Inc.	147,008,240	(147,008,240)	—
Citigroup Global Markets, Inc.	728,744,513	(728,744,513)	—
Credit Suisse AG	268,069,805	(268,069,805)	—
Credit Suisse Securities (USA) LLC	8,813,843	(8,813,843)	—
Deutsche Bank Securities, Inc.	233,047,791	(233,047,791)	—
Goldman Sachs & Co.	217,317,724	(217,317,724)	—
HSBC Securities (USA), Inc.	4,939,280	(4,939,280)	—
Jefferies LLC	286,437	(286,437)	—
Morgan Stanley & Co. LLC	202,126,768	(202,126,768)	—
Nomura Securities International, Inc.	3,374,208	(3,374,208)	—
Pershing LLC	224,835	(224,835)	—
RBC Capital Markets LLC	48,979,634	(48,979,634)	—
Scotia Capital (USA), Inc.	3,596,012	(3,596,012)	—
SG Americas Securities LLC	315,144	(315,144)	—
TD Prime Services LLC	1,804,435	(1,804,435)	—
UBS Securities LLC	224,886	(224,886)	—
Wells Fargo Securities LLC	21,929,706	(21,929,706)	—

	$1,933,801,357	$(1,933,801,357)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL is entitled to receive for these administrative services an annual fee based on the average daily net assets of the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

Expense Waivers and Reimbursements: The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of Master Portfolio, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL and BFA, as applicable, have contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2021. For the six months ended June 30, 2020, the amount waived and/or reimbursed was $107,816.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amounts waived were $257,709.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

terminated upon 90 days’ notice by a majority of the Independent Trustees of MIP or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Master Portfolio paid BTC $1,606,350 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$4,699,845	$32,307,215	$(7,146,733)

6.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$9,052,342,643	$8,336,283,636
U.S. Government Securities	557,802,053	966,926,877

For the six months ended June 30, 2020, purchases and sales related to mortgage dollar rolls were $3,747,639,925 and $3,750,230,780, respectively.

7.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (unaudited) (continued)

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$14,394,979,102

Gross unrealized appreciation	$890,061,488
Gross unrealized depreciation	(12,530,445)

Net unrealized appreciation (depreciation)	$877,531,043

8.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Master Portfolio did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Master Portfolio’s ability to buy or sell bonds. As a result, the Master Portfolio may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Master Portfolio needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Concentration Risk: The Master Portfolio invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	73

Disclosure of Investment Advisory Agreement

The Board of Trustees of Master Investment Portfolio (the “Master Fund”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of U.S. Total Bond Index Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor. The iShares U.S. Aggregate Bond Index Fund (the “Portfolio”), a series of BlackRock Funds III (the “Fund”), is a “feeder” fund that invests all of its investable assets in the Master Portfolio. Accordingly, the Board of Trustees of the Fund also considered the approval of the Agreement with respect to the Portfolio. For simplicity: (a) the Board of Trustees of the Master Fund and the Board of Trustees of the Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members;” and (b) the shareholders of the Portfolio and the interest holders of the Master Portfolio are referred to as “shareholders”.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Master Fund or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewals of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio and the Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; accounting oversight; administrative and shareholder services; oversight of the Master Portfolio and Portfolio service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master Portfolio, the Portfolio and their shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio and/or the Portfolio for services; (c) the Master Portfolio’s and/or the Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Portfolio; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s and the Portfolio’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Master Fund’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio and/or the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper classification or Morningstar category, regarding the fees and expenses of the Master Portfolio and the Portfolio, as applicable, as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Master Portfolio and the Portfolio; (g) a summary of aggregate amounts paid by the Master Portfolio and/or the Portfolio to BlackRock; (h) sales and redemption data regarding the Portfolio’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s, the Master Portfolio’s and the Portfolio’s operations.

74	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio and the Portfolio as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Portfolio; (d) the Portfolio’s fees and expenses compared to Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Portfolio and the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Portfolio. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Master Portfolio and the Portfolio. BlackRock and its affiliates provide the Master Portfolio and the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio and the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio and the Portfolio with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the custodian, fund accountant, transfer agent, and auditor for the Master Portfolio and the Portfolio, as applicable; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Master Portfolio and the Portfolio, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Portfolio’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Portfolio, as applicable. The Board noted that the Portfolio’s investment results correspond directly to the investment results of the Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Portfolio’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to its Performance Peers and the performance of the Portfolio as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio and the Portfolio, as applicable, throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year period reported, the Portfolio’s net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Portfolio, and that BlackRock has explained its rationale for this belief to the Board.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	75

Disclosure of Investment Advisory Agreement  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with those of the Portfolio’s Expense Peers. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as the Master Portfolio’s actual advisory fee rate, to those of the Portfolio’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio and the Portfolio. The Board reviewed BlackRock’s estimated profitability with respect to the Master Portfolio and the Portfolio, as applicable, and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Master Portfolio and the Portfolio, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and the Portfolio’s total expense ratio each ranked in the first quartile relative to the Portfolio’s Expense Peers. The Board also noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio/Portfolio for certain other fees and expenses.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Portfolio increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation/implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Master Portfolio and the Portfolio benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio and the Portfolio to more fully participate in these economies of scale. The Board considered the Master Portfolio’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Portfolio and the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio and the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board of the Master Fund, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Fund, on behalf of the Master Portfolio, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement with respect to the Master Portfolio and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

76	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust/MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	77

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Fund’s/Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

78	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGM	Assured Guaranty Municipal Corp.

ARB	Airport Revenue Bonds

EDA	Economic Development Authority

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

NPFGC	National Public Finance Guarantee Corp.

RB	Revenue Bonds

S&P	Standard & Poor’s

ADDITIONAL INFORMATION	79

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

USTB-6/20-SAR

Portfolio Information as of June 30, 2020	Diversified Equity Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Microsoft Corp.	2%
Apple, Inc.	2
Tencent Holdings Ltd.	2
Amazon.com, Inc.	2
Alibaba Group Holding Ltd. — ADR	2
Alphabet, Inc.	1
Taiwan Semiconductor Manufacturing Co. Ltd.	1
Samsung Electronics Co. Ltd.	1
Facebook, Inc.	1
Visa, Inc.	—	(a)

(a)	Represents less than 1%.

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	18%
Health Care	13
Financials	12
Consumer Discretionary	11
Communication Services	9
Industrials	7
Consumer Staples	6
Materials	4
Energy	3
Real Estate	3
Utilities	2
Short-Term Securities	8
Other Assets Less Liabilities	4

For Diversified Equity Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to interestholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

PORTFOLIO INFORMATION / DERIVATIVE FINANCIAL INSTRUMENTS	1

Schedule of Investments (unaudited) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 87.9%

Aerospace & Defense — 0.6%
AAR Corp.(a)	3,068	$63,416
Aerojet Rocketdyne Holdings, Inc.(b)	6,385	253,101
AeroVironment, Inc.(b)	930	74,056
Astronics Corp.(b)	4,438	46,865
Axon Enterprise, Inc.(b)	819	80,368
Boeing Co.	1,279	234,441
Cubic Corp.(a)	2,585	124,158
Curtiss-Wright Corp.	1,140	101,779
General Dynamics Corp.	1,357	202,817
Hexcel Corp.	896	40,517
Howmet Aerospace, Inc.(a)	938	14,867
Kratos Defense & Security Solutions, Inc.(b)	4,331	67,694
L3Harris Technologies, Inc.	1,800	305,406
Lockheed Martin Corp.	1,188	433,525
Maxar Technologies, Inc.(b)	2,606	46,804
Meggitt PLC	1,244	4,531
Mercury Systems, Inc.(b)	3,104	244,161
Moog, Inc., Class A	3,970	210,331
MTU Aero Engines AG(b)	63	10,968
Northrop Grumman Corp.	1,048	322,197
Raytheon Technologies Corp.	5,739	353,637
Singapore Technologies Engineering Ltd.	16,900	40,336
Spirit AeroSystems Holdings, Inc., Class A	1,076	25,759
Teledyne Technologies, Inc.(b)	645	200,563
TransDigm Group, Inc.	78	34,480
Vectrus, Inc.(b)	545	26,776

		3,563,553

Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.(a)	1,346	106,415
Deutsche Post AG, Registered Shares	1,717	63,048
Echo Global Logistics, Inc.(b)	2,356	50,937
FedEx Corp.	1,172	164,338
Forward Air Corp.	2,590	129,034
Hub Group, Inc., Class A(b)	9,780	468,071
Radiant Logistics, Inc.(b)	15,553	61,123
United Parcel Service, Inc., Class B	5,697	633,392
XPO Logistics, Inc.(a)(b)	542	41,869
Yamato Holdings Co. Ltd.	1,100	23,878

		1,742,105

Airlines — 0.2%
Alaska Air Group, Inc.	764	27,703
Allegiant Travel Co.(a)	1,012	110,520
ANA Holdings, Inc.(b)	300	6,856
Copa Holdings SA, Class A(a)	142	7,180
Delta Air Lines, Inc.	15,497	434,691
Deutsche Lufthansa AG, Registered Shares(a)(b)	1,283	12,872
easyJet PLC	582	4,913
Hawaiian Holdings, Inc.(a)	2,884	40,491
Japan Airlines Co. Ltd.	300	5,414
Qantas Airways Ltd.	7,927	21,006
Southwest Airlines Co.	8,625	294,802
Spirit Airlines, Inc.(b)	8,084	143,895

		1,110,343

Auto Components — 0.4%
Adient PLC(b)	4,400	72,248
American Axle & Manufacturing Holdings, Inc.(b)	8,346	63,430
Aptiv PLC(a)	1,507	117,425
Cooper Tire & Rubber Co.	836	23,082
Cooper-Standard Holdings, Inc.(b)	6,234	82,601
Dana, Inc.	4,390	53,514
Denso Corp.	800	31,374

Security	Shares	Value

Auto Components (continued)
Dorman Products, Inc.(a)(b)	1,786	$119,787
Fox Factory Holding Corp.(b)	2,810	232,134
Fuyao Glass Industry Group Co. Ltd., Class H(c)	26,400	63,209
Goodyear Tire & Rubber Co.	19,883	177,853
Hankook Tire & Technology Co. Ltd.	2,857	59,129
LCI Industries(a)	6,076	698,619
Mando Corp.	3,875	72,001
Modine Manufacturing Co.(b)	4,316	23,824
Motorcar Parts of America, Inc.(b)	1,830	32,336
Standard Motor Products, Inc.	2,466	101,599
Stoneridge, Inc.(a)(b)	1,497	30,928
Tianneng Power International Ltd.	66,000	113,189
Visteon Corp.(a)(b)	2,619	179,402
Workhorse Group, Inc.(b)	1,003	17,442
XPEL, Inc.(b)	1,197	18,721

		2,383,847

Automobiles — 0.5%
BAIC Motor Corp. Ltd., Class H(c)	377,000	164,986
Bayerische Motoren Werke AG	1,479	94,420
BYD Co. Ltd., Class A	6,900	70,620
Daimler AG, Registered Shares	2,475	100,693
Ferrari NV	222	38,028
Fiat Chrysler Automobiles NV(b)	2,720	27,521
Ford Motor Co.	24,052	146,236
Geely Automobile Holdings Ltd.	60,000	95,325
General Motors Co.	2,854	72,206
Harley-Davidson, Inc.(a)	4,995	118,731
Honda Motor Co. Ltd.	3,100	79,340
Hyundai Motor Co.	2,521	207,084
Isuzu Motors Ltd.	1,700	15,449
Mitsubishi Motors Corp.	1,800	4,461
NIO, Inc., ADR(b)	20,872	161,132
Peugeot SA(b)	466	7,642
Renault SA(b)	762	19,502
Suzuki Motor Corp.	1,100	37,561
Tesla, Inc.(a)(b)	981	1,059,294
Toyota Motor Corp.	5,000	314,420
Winnebago Industries, Inc.	1,123	74,814

		2,909,465

Banks — 6.0%
1st Source Corp.(a)	1,021	36,327
Abu Dhabi Commercial Bank PJSC	60,531	82,022
ACNB Corp.	1,739	45,527
Agricultural Bank of China Ltd., Class H	1,058,000	428,219
Al Rajhi Bank	65,120	984,642
Amalgamated Bank, Class A	3,025	38,236
American National Bankshares, Inc.	1,855	46,449
Ameris Bancorp	3,240	76,432
Ames National Corp.	764	15,081
AMMB Holdings Bhd	47,400	34,541
Atlantic Union Bankshares Corp.	4,026	93,242
Auburn National BanCorp., Inc.	288	16,442
Australia & New Zealand Banking Group Ltd.	9,411	122,109
BancFirst Corp.	4,935	200,213
Banco Bilbao Vizcaya Argentaria SA	9,101	31,334
Banco Bradesco SA — ADR	50,542	192,565
Banco Santander SA(b)	34,786	85,103
Bancorp, Inc.(a)(b)	13,493	132,231
BancorpSouth Bank	2,841	64,604
Bank Al-Jazira	25,971	78,421
Bank AlBilad	23,092	136,762
Bank Central Asia Tbk PT	149,000	298,119
Bank Hapoalim BM	14,520	86,803

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Bank Leumi Le-Israel BM	2,678	$13,465
Bank Mandiri Persero Tbk PT	281,600	97,579
Bank Negara Indonesia Persero Tbk PT	273,600	87,721
Bank of America Corp.	54,215	1,287,606
Bank of China Ltd., Class H	1,825,000	676,040
Bank of Commerce Holdings	5,392	40,871
Bank of Communications Co. Ltd., Class H	86,000	53,249
Bank of Hangzhou Co. Ltd., Class A	57,600	72,921
Bank of Hawaii Corp.(a)	262	16,089
Bank of Jiangsu Co. Ltd., Class A	88,898	71,465
Bank Polska Kasa Opieki SA	50,849	696,732
Bank Rakyat Indonesia Persero Tbk PT	228,500	48,467
Bank7 Corp.	367	3,984
BankFinancial Corp.	6,223	52,273
Bankwell Financial Group, Inc.	1,692	26,903
Banner Corp.	8,722	331,436
Banque Saudi Fransi	3,326	25,409
Barclays PLC	53,954	76,118
Baycom Corp.(b)	1,513	19,533
BDO Unibank, Inc.	107,890	212,897
BNP Paribas SA(b)	2,880	115,068
BOC Hong Kong Holdings Ltd.	3,500	11,207
Boston Private Financial Holdings, Inc.	5,012	34,483
Capital City Bank Group, Inc.	7,125	149,269
Capitec Bank Holdings Ltd.	1,884	93,635
Capstar Financial Holdings, Inc.	3,607	43,284
Carter Bank & Trust	9,420	76,019
Cathay General Bancorp(a)	17,461	459,224
CBTX, Inc.	204	4,284
Central Pacific Financial Corp.	18,926	303,384
China CITIC Bank Corp. Ltd., Class H	111,000	48,641
China Construction Bank Corp., Class H	1,226,000	997,207
China Everbright Bank Co. Ltd., Class A	290,200	147,258
China Merchants Bank Co. Ltd., Class A	16,162	77,413
China Merchants Bank Co. Ltd., Class H	133,000	616,341
CIT Group, Inc.	11,248	233,171
Citigroup, Inc.	11,151	569,816
Citizens Financial Group, Inc.	18,643	470,549
Civista Bancshares, Inc.	3,300	50,820
CNB Financial Corp.	1,797	32,220
Colony Bankcorp, Inc.	108	1,271
Comerica, Inc.	969	36,919
Commonwealth Bank of Australia	5,328	257,312
Community Bank System, Inc.	2,383	135,879
Community Bankers Trust Corp.	5,873	32,301
Community Trust Bancorp, Inc.	1,179	38,624
Credicorp Ltd.	248	33,150
Credit Agricole SA(b)	2,498	23,720
CTBC Financial Holding Co. Ltd.	1,617,000	1,120,643
Cullen/Frost Bankers, Inc.(a)	2,388	178,407
Customers Bancorp, Inc.(a)(b)	1,864	22,405
CVB Financial Corp.	5,392	101,046
DBS Group Holdings Ltd.	3,900	58,683
DGB Financial Group, Inc.	23,196	99,744
DNB ASA	9,002	120,154
Dubai Islamic Bank PJSC	32,718	34,145
E.Sun Financial Holding Co. Ltd.	190,000	179,970
East West Bancorp, Inc.	172	6,233
Enterprise Bancorp, Inc.	953	22,700
Enterprise Financial Services Corp.	587	18,267
Erste Group Bank AG(b)	863	20,382
Evans Bancorp, Inc.	2,734	63,593
FB Financial Corp.	1,196	29,625
Fifth Third Bancorp	1,889	36,420

Security	Shares	Value

Banks (continued)
Financial Institutions, Inc.	2,080	$38,709
First Abu Dhabi Bank PJSC	48,932	151,785
First Bancorp, Inc.	1,291	28,015
First BanCorp, Puerto Rico	15,352	85,818
First Bancorp/Southern Pines	741	18,584
First Busey Corp.	1,610	30,027
First Business Financial Services, Inc.	1,611	26,501
First Commonwealth Financial Corp.	4,945	40,945
First Community Bancshares, Inc.(a)	7,095	159,283
First Financial Bankshares, Inc.(a)	5,894	170,278
First Financial Northwest, Inc.(a)	22,039	213,558
First Guaranty Bancshares, Inc.	1,171	14,321
First Horizon National Corp.(a)	13,645	135,904
First Interstate Bancsystem, Inc., Class A	3,117	96,502
First Midwest Bancorp, Inc.	3,412	45,550
First Republic Bank	394	41,760
First Savings Financial Group, Inc.(a)	541	23,442
First United Corp.	982	13,100
Fulton Financial Corp.	12,196	128,424
Glacier Bancorp, Inc.	6,593	232,667
Grupo Financiero Banorte SAB de CV, Series O	132,270	458,768
Hancock Whitney Corp.(a)	9,135	193,662
Hang Seng Bank Ltd.(a)	400	6,737
HBT Financial, Inc.	21,834	291,047
Heartland Financial USA, Inc.	1,079	36,082
Heritage Commerce Corp.	6,760	50,734
Home BancShares, Inc.(a)	19,033	292,728
Howard Bancorp, Inc.(b)	3,710	39,400
HSBC Holdings PLC	51,168	237,808
Huntington Bancshares, Inc.	2,088	18,865
Iberiabank Corp.	3,959	180,293
ICICI Bank Ltd.	85,490	398,567
Independent Bank Corp.	3,598	53,430
Independent Bank Group, Inc.	3,886	157,461
Industrial & Commercial Bank of China Ltd., Class H	1,056,000	638,423
ING Groep NV	7,996	55,739
International Bancshares Corp.	1,148	36,759
Intesa Sanpaolo SpA(b)	44,762	86,019
Investar Holding Corp.(a)	3,275	47,487
Investors Bancorp, Inc.(a)	34,078	289,663
Israel Discount Bank Ltd., Series A	14,639	44,649
Japan Post Bank Co. Ltd.(a)	3,700	27,518
JPMorgan Chase & Co.	24,595	2,313,406
Kasikornbank PCL — NVDR	108,200	328,257
KB Financial Group, Inc.	9,259	262,118
KBC Group NV	369	21,199
KeyCorp	2,959	36,041
Kiatnakin Bank PCL	119,300	155,153
Lakeland Bancorp, Inc.(a)	7,881	90,080
Lakeland Financial Corp.	2,104	98,025
Level One Bancorp, Inc.	881	14,748
M&T Bank Corp.	445	46,267
Macatawa Bank Corp.	505	3,949
Mackinac Financial Corp.	2,225	23,073
Malayan Banking Bhd	95,300	167,452
Mercantile Bank Corp.	1,168	26,397
Metropolitan Bank & Trust Co.	40,500	30,256
Midland States Bancorp, Inc.	2,333	34,878
MidWestOne Financial Group, Inc.	2,438	48,760
Mitsubishi UFJ Financial Group, Inc.	31,000	122,001
Mizrahi Tefahot Bank Ltd.	2,527	47,483
Mizuho Financial Group, Inc.	43,100	53,015
Moneta Money Bank AS(c)	5,038	11,410
MVB Financial Corp.	2,128	28,302

SCHEDULE OF INVESTMENTS	3

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
National Australia Bank Ltd.	9,846	$124,772
National Bank Holdings Corp., Class A	2,352	63,504
National Commercial Bank	58,061	579,010
Nedbank Group Ltd.	27,663	162,199
Nordea Bank Abp(b)	11,271	78,168
Northrim BanCorp, Inc.	4,129	103,803
Orrstown Financial Services, Inc.	2,853	42,082
Oversea-Chinese Banking Corp. Ltd.	7,300	47,580
Pacific Mercantile Bancorp(a)(b)	29,822	109,149
Pacific Premier Bancorp, Inc.	3,015	65,365
Peoples Bancorp of North Carolina, Inc.	1,110	19,614
Powszechna Kasa Oszczednosci Bank Polski SA	57,313	333,749
Public Bank Bhd	81,500	314,702
QCR Holdings, Inc.	2,305	71,870
Qingdao Rural Commercial Bank Corp.	123,000	77,232
Regions Financial Corp.	2,288	25,443
Reliant Bancorp Inc.	1,003	16,339
Republic Bancorp, Inc., Class A	8,520	278,689
Republic First Bancorp, Inc.(b)	116,957	285,375
RHB Capital Bhd	8,600	9,640
Riyad Bank	45,610	205,651
Royal Bank of Scotland Group PLC	22,272	33,436
Salisbury Bancorp, Inc.	641	26,275
Samba Financial Group	52,488	377,414
Sandy Spring Bancorp, Inc.	22,436	555,964
Saudi British Bank	22,990	140,093
ServisFirst Bancshares, Inc.	561	20,061
Shinhan Financial Group Co. Ltd.	18,601	449,516
Shinhan Financial Group Co. Ltd. — ADR	2,665	64,120
Shore Bancshares, Inc.	4,080	45,247
Siam Commercial Bank PCL — NVDR	93,300	219,903
Sierra Bancorp(a)	10,879	205,396
Simmons First National Corp., Class A	1,145	19,591
Skandinaviska Enskilda Banken AB, Class A(b)	5,413	46,988
SmartFinancial, Inc.	1,896	30,677
Societe Generale SA(b)	1,954	32,670
South Plains Financial, Inc.	7,133	101,574
South State Corp.	7,448	354,972
Southern National Bancorp of Virginia, Inc.	1,129	10,940
Southside Bancshares, Inc.	1,426	39,529
Standard Bank Group Ltd.	120,688	728,501
Standard Chartered PLC	8,800	47,703
Sumitomo Mitsui Financial Group, Inc.	3,400	95,954
Sumitomo Mitsui Trust Holdings, Inc.	300	8,454
SVB Financial Group(b)	111	23,924
Svenska Handelsbanken AB, Class A(b)	5,308	50,401
Swedbank AB, Class A(b)	2,285	29,341
Synovus Financial Corp.	8,505	174,608
Texas Capital Bancshares, Inc.(b)	2,809	86,714
Thanachart Capital PCL — NVDR	60,200	69,145
Tompkins Financial Corp.	379	24,548
TowneBank	3,537	66,637
Trico Bancshares	1,974	60,108
TriState Capital Holdings, Inc.(b)	13,030	204,701
Truist Financial Corp.	4,317	162,103
Trustmark Corp.	4,212	103,278
U.S. Bancorp	8,791	323,685
UMB Financial Corp.	263	13,558
UniCredit SpA(b)	4,849	44,752
Union Bankshares, Inc.	3,114	58,294
United Bankshares, Inc.(a)	3,620	100,129
United Community Banks, Inc.	31,235	628,448
United Overseas Bank Ltd.	2,400	35,068
United Security Bancshares	2,450	16,391

Security	Shares	Value

Banks (continued)
Unity Bancorp, Inc.	1,398	$19,991
Univest Financial Corp.	5,065	81,749
Valley National Bancorp	1,925	15,054
Washington Trust Bancorp, Inc.	3,539	115,902
Wells Fargo & Co.	52,604	1,346,662
WesBanco, Inc.	5,479	111,278
West BanCorp., Inc.	1,074	18,784
Westamerica BanCorp	533	30,605
Westpac Banking Corp.	11,780	147,643
Wintrust Financial Corp.	5,213	227,391
Woori Financial Group, Inc.	10,041	74,013
Zions Bancorp. NA	2,247	76,398

		34,950,567

Beverages — 1.5%
Ambev SA	46,156	120,013
Anheuser-Busch InBev SA	2,166	106,776
Arca Continental SAB de CV	70,087	307,218
Asahi Group Holdings Ltd.	1,600	56,196
Boston Beer Co., Inc., Class A(b)	348	186,754
Brown-Forman Corp., Class B(a)	6,555	417,291
Budweiser Brewing Co. APAC Ltd.(c)	5,900	17,272
Carlsberg A/S, Class B	253	33,550
China Resources Beer Holdings Co. Ltd.	68,000	379,576
Coca-Cola Amatil Ltd.	8,909	53,663
Coca-Cola Bottlers Japan Holdings, Inc.	600	10,882
Coca-Cola Co.	32,316	1,443,879
Coca-Cola Consolidated, Inc.	122	27,961
Coca-Cola European Partners PLC	7,610	287,354
Coca-Cola Femsa SAB de CV	46,516	203,635
Coca-Cola Femsa SAB de CV, ADR	3,316	145,407
Coca-Cola HBC AG	1,305	32,668
Constellation Brands, Inc., Class A	1,563	273,447
Davide Campari-Milano SpA	3,612	30,546
Diageo PLC	9,192	305,518
Fomento Economico Mexicano SAB de CV	59,144	366,657
Heineken Holding NV	1,445	118,269
Heineken NV	912	84,081
Ito En Ltd.	200	11,290
Keurig Dr Pepper, Inc.(a)	6,173	175,313
Kirin Holdings Co. Ltd.	2,700	56,915
Molson Coors Beverage Co., Class B	2,755	94,662
Monster Beverage Corp.(b)	3,938	272,982
National Beverage Corp.(a)(b)	2,648	161,581
PepsiCo, Inc.	18,994	2,512,146
Pernod Ricard SA	617	97,157
Primo Water Corp.	4,434	60,967
Suntory Beverage & Food Ltd.	800	31,215
Treasury Wine Estates Ltd.	1,054	7,669

		8,490,510

Biotechnology — 3.9%
3SBio, Inc.(b)(c)	149,000	189,646
AbbVie, Inc.	18,341	1,800,719
ACADIA Pharmaceuticals, Inc.(b)	5,065	245,501
Acceleron Pharma, Inc.(b)	1,899	180,918
Acorda Therapeutics, Inc.(a)(b)	28,112	20,651
Aduro Biotech, Inc.(b)	8,734	20,176
Adverum Biotechnologies, Inc.(b)	4,020	83,938
Agenus, Inc.(b)	24,319	95,574
Aimmune Therapeutics, Inc.(a)(b)	1,613	26,953
Akebia Therapeutics, Inc.(b)	8,849	120,169
Akero Therapeutics, Inc.(b)	1,434	35,735
Alder Biopharmaceuticals, Inc.(d)	3,943	3,470
Alector, Inc.(a)(b)	3,757	91,821

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Alexion Pharmaceuticals, Inc.(b)	1,025	$115,046
Allakos, Inc.(a)(b)	698	50,158
Allogene Therapeutics, Inc.(a)(b)	2,664	114,072
Alnylam Pharmaceuticals, Inc.(b)	289	42,804
Altimmune, Inc.(b)	3,059	32,762
AMAG Pharmaceuticals, Inc.(a)(b)	2,049	15,675
Amgen, Inc.	5,837	1,376,715
Amicus Therapeutics, Inc.(a)(b)	14,511	218,826
AnaptysBio, Inc.(a)(b)	1,374	30,695
Apellis Pharmaceuticals, Inc.(a)(b)	3,545	115,780
Aptinyx, Inc.(b)	18,536	77,295
AquaBounty Technologies, Inc.(b)	3	10
Arcturus Therapeutics Holdings Ltd.(b)	692	32,344
Arcus Biosciences, Inc.(b)	3,866	95,645
Arena Pharmaceuticals, Inc.(b)	2,360	148,562
Arrowhead Pharmaceuticals, Inc.(a)(b)	6,785	293,044
Atara Biotherapeutics, Inc.(a)(b)	4,598	66,993
Athenex, Inc.(b)	4,540	62,470
Athersys, Inc.(a)(b)	23,416	64,628
Atreca, Inc., Class A(a)(b)	771	16,407
Avrobio, Inc.(b)	1,064	18,567
Beam Therapeutics, Inc.(b)	1,587	44,436
Beyondspring, Inc.(b)	672	10,134
BioCryst Pharmaceuticals, Inc.(b)	40,137	191,253
Biogen, Inc.(b)	1,450	387,947
Biohaven Pharmaceutical Holding Co. Ltd.(b)	2,630	192,279
BioMarin Pharmaceutical, Inc.(b)	508	62,657
Bioxcel Therapeutics, Inc.(b)	462	24,491
Blueprint Medicines Corp.(b)	4,910	382,980
Bridgebio Pharma, Inc.(a)(b)	5,633	183,692
Calithera Biosciences, Inc.(b)	10,469	55,276
CareDx, Inc.(b)	2,331	82,587
Castle Biosciences, Inc.(b)	1,241	46,773
Celltrion, Inc.(b)	2,246	574,836
ChemoCentryx, Inc.(b)	2,975	171,181
Chimerix, Inc.(b)	20,803	64,489
Clovis Oncology, Inc.(a)(b)	4,759	32,123
Coherus Biosciences, Inc.(a)(b)	10,849	193,763
Constellation Pharmaceuticals, Inc.(b)	316	9,496
ContraFect Corp.(b)	2,237	14,294
Cortexyme, Inc.(b)	262	12,131
Corvus Pharmaceuticals, Inc.(a)(b)	19,527	53,113
Crinetics Pharmaceuticals, Inc.(a)(b)	2,366	41,452
CSL Ltd.	1,162	231,109
Cue Biopharma, Inc.(b)	3,224	79,020
Cytokinetics, Inc.(a)(b)	3,177	74,882
CytomX Therapeutics, Inc.(b)	4,473	37,260
Deciphera Pharmaceuticals, Inc.(b)	2,342	139,864
Denali Therapeutics, Inc.(b)	3,355	81,124
Dicerna Pharmaceuticals, Inc.(b)	893	22,682
Dynavax Technologies Corp.(b)	4,333	38,434
Editas Medicine, Inc.(b)	3,688	109,091
Eidos Therapeutics, Inc.(a)(b)	520	24,788
Eiger Biopharmaceuticals, Inc.(b)	2,450	23,520
Emergent Biosolutions, Inc.(a)(b)	4,314	341,151
Enanta Pharmaceuticals, Inc.(b)	4,727	237,343
Epizyme, Inc.(b)	5,099	81,890
Esperion Therapeutics, Inc.(a)(b)	465	23,859
Evelo Biosciences, Inc.(b)	3,443	16,871
Exact Sciences Corp.(b)	1,759	152,927
Exelixis, Inc.(b)	4,679	111,079
Fate Therapeutics, Inc.(b)	5,183	177,829
FibroGen, Inc.(a)(b)	7,669	310,825
Five Prime Therapeutics, Inc.(b)	2,896	17,666

Security	Shares	Value

Biotechnology (continued)
Flexion Therapeutics, Inc.(a)(b)	5,557	$73,075
Forte Biosciences, Inc.(a)(b)	708	10,323
Frequency Therapeutics, Inc.(a)(b)	2,129	49,499
G1 Therapeutics, Inc.(b)	2,345	56,890
Galapagos NV(b)	29	5,724
Genprex, Inc.(b)	3,902	12,252
Gilead Sciences, Inc.	17,259	1,327,907
Global Blood Therapeutics, Inc.(b)	2,092	132,068
GlycoMimetics, Inc.(b)	5,325	20,022
Gossamer Bio, Inc.(a)(b)	4,025	52,325
Grifols SA	235	7,146
Halozyme Therapeutics, Inc.(a)(b)	17,383	466,038
Harpoon Therapeutics, Inc.(a)(b)	5,445	90,387
Heron Therapeutics, Inc.(b)	5,629	82,803
Homology Medicines, Inc.(a)(b)	1,008	15,312
Hookipa Pharma, Inc.(b)	2,182	25,355
ImmunoGen, Inc.(b)	9,706	44,648
Immunomedics, Inc.(a)(b)	2,534	89,805
Incyte Corp.(b)	478	49,698
Innovent Biologics, Inc.(b)(c)	21,500	160,018
Inovio Pharmaceuticals, Inc.(a)(b)	15,418	415,515
Insmed, Inc.(b)	4,843	133,376
Intellia Therapeutics, Inc.(a)(b)	9,836	206,753
Intercept Pharmaceuticals, Inc.(b)	2,712	129,932
Invitae Corp.(a)(b)	7,443	225,448
Ionis Pharmaceuticals, Inc.(b)	296	17,452
Iovance Biotherapeutics, Inc.(b)	3,950	108,428
Ironwood Pharmaceuticals, Inc.(b)	22,820	235,502
Jounce Therapeutics, Inc.(a)(b)	7,809	53,882
Kadmon Holdings, Inc.(b)	8,257	42,276
KalVista Pharmaceuticals, Inc.(b)	1,067	12,911
Karuna Therapeutics, Inc.(a)(b)	562	62,641
Karyopharm Therapeutics, Inc.(a)(b)	3,994	75,646
Kezar Life Sciences, Inc.(b)	3,133	16,229
Kindred Biosciences, Inc.(b)	10,351	46,476
Kodiak Sciences, Inc.(a)(b)	1,497	81,018
Krystal Biotech, Inc.(b)	466	19,302
Ligand Pharmaceuticals, Inc.(a)(b)	2,487	278,171
MacroGenics, Inc.(b)	5,777	161,294
Madrigal Pharmaceuticals, Inc.(b)	155	17,554
Magenta Therapeutics, Inc.(b)	1,699	12,759
MeiraGTx Holdings PLC(b)	1,534	19,206
Mersana Therapeutics, Inc.(b)	1,703	39,850
Mirati Therapeutics, Inc.(a)(b)	1,784	203,679
Moderna, Inc.(b)	2,027	130,154
Momenta Pharmaceuticals, Inc.(b)	8,321	276,840
Morphic Holding, Inc.(b)	1,474	39,872
Myriad Genetics, Inc.(b)	3,944	44,725
Natera, Inc.(b)	5,268	262,662
Neurocrine Biosciences, Inc.(b)	173	21,106
NextCure, Inc.(b)	353	7,568
Novavax, Inc.(b)	6,185	515,520
OPKO Health, Inc.(a)(b)	52,040	177,456
PeptiDream, Inc.(b)	100	4,608
Pieris Pharmaceuticals, Inc.(b)	4,761	14,759
Portola Pharmaceuticals, Inc.(b)	4,994	89,842
Precigen, Inc.(a)(b)	8,824	44,032
Precision BioSciences, Inc.(b)	2,391	19,917
Prevail Therapeutics, Inc.(b)	1,634	24,347
Principia Biopharma, Inc.(b)	2,167	129,565
Protagonist Therapeutics, Inc.(b)	914	16,141
PTC Therapeutics, Inc.(b)	2,359	119,696
Puma Biotechnology, Inc.(b)	5,986	62,434
Radius Health, Inc.(b)	2,389	32,562

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.(b)	989	$616,790
REGENXBIO, Inc.(b)	2,749	101,246
Replimune Group, Inc.(b)	3,237	80,439
Retrophin, Inc.(b)	11,474	234,184
Rigel Pharmaceuticals, Inc.(a)(b)	33,098	60,569
Rubius Therapeutics, Inc.(b)	2,186	13,072
Sage Therapeutics, Inc.(b)	1,401	58,254
Sangamo Therapeutics, Inc.(a)(b)	10,038	89,940
Sarepta Therapeutics, Inc.(b)	176	28,220
Seattle Genetics, Inc.(b)	320	54,374
Selecta Biosciences, Inc.(b)	6,678	18,966
Seres Therapeutics, Inc.(b)	23,376	111,270
Shanghai RAAS Blood Products Co. Ltd., Class A(b)	37,600	45,108
Shenzhen Kangtai Biological Products Co. Ltd., Class A	1,400	32,119
Sorrento Therapeutics, Inc.(a)(b)	8,476	53,229
Spectrum Pharmaceuticals, Inc.(b)	13,943	47,127
SpringWorks Therapeutics, Inc.(b)	533	22,386
Stoke Therapeutics, Inc.(a)(b)	636	15,156
Sutro Biopharma, Inc.(b)	3,303	25,631
Syndax Pharmaceuticals, Inc.(b)	1,757	26,039
Synlogic, Inc.(a)(b)	8,869	18,004
Syros Pharmaceuticals, Inc.(b)	2,191	23,356
TCR2 Therapeutics, Inc.(b)	832	12,780
TG Therapeutics, Inc.(a)(b)	3,746	72,972
Translate Bio, Inc.(a)(b)	2,270	40,678
Turning Point Therapeutics, Inc.(b)	1,550	100,115
Twist Bioscience Corp.(b)	811	36,738
Ultragenyx Pharmaceutical, Inc.(a)(b)	6,470	506,083
UNITY Biotechnology, Inc.(b)	8,600	74,648
UroGen Pharma Ltd.(b)	935	24,422
Vanda Pharmaceuticals, Inc.(b)	6,908	79,028
Veracyte, Inc.(b)	8,439	218,570
Vericel Corp.(b)	1,715	23,701
Vertex Pharmaceuticals, Inc.(b)	1,810	525,461
Vir Biotechnology, Inc.(a)(b)	7,416	303,834
X4 Pharmaceuticals, Inc.(a)(b)	864	8,052
Xencor, Inc.(b)	3,718	120,426
Y-mAbs Therapeutics, Inc.(b)	3,065	132,408
Zai Lab Ltd., ADR(b)	1,256	103,155
ZIOPHARM Oncology, Inc.(b)	5,824	19,103

		22,666,420

Building Products — 0.5%
AAON, Inc.(a)	2,223	120,687
Advanced Drainage Systems, Inc.	3,683	181,940
AGC, Inc.	400	11,468
Allegion PLC(a)	5,202	531,748
American Woodmark Corp.(a)(b)	1,186	89,721
AO Smith Corp.	527	24,832
Apogee Enterprises, Inc.	705	16,243
Assa Abloy AB, Class B	4,850	99,267
Builders FirstSource, Inc.(b)	17,837	369,226
Caesarstone Ltd.	2,807	33,263
Carrier Global Corp.	1,607	35,708
China Lesso Group Holdings Ltd.	20,000	26,252
Cie de Saint-Gobain(b)	1,305	47,086
Daikin Industries Ltd.	400	64,720
Fortune Brands Home & Security, Inc.	596	38,102
Geberit AG, Registered Shares	99	49,672
Gibraltar Industries, Inc.(b)	1,867	89,635
Griffon Corp.	1,168	21,631
Insteel Industries, Inc.	851	16,229
JELD-WEN Holding, Inc.(b)	1,522	24,519
Johnson Controls International PLC	1,577	53,839

Security	Shares	Value

Building Products (continued)
Lennox International, Inc.	62	$14,445
LIXIL Group Corp.	500	7,022
Masco Corp.	1,741	87,416
Masonite International Corp.(b)	1,164	90,536
Nibe Industrier AB, Class B(b)	766	16,990
Owens Corning	625	34,850
Patrick Industries, Inc.	856	52,430
PGT Innovations, Inc.(b)	4,923	77,193
Resideo Technologies, Inc.(b)	9,288	108,855
TOTO Ltd.	1,200	46,138
Trane Technologies PLC	1,027	91,382
Trex Co., Inc.(b)	2,918	379,544
UFP Industries, Inc.	3,202	158,531

		3,111,120

Capital Markets — 1.8%
3i Group PLC	5,531	56,953
Ameriprise Financial, Inc.	2,118	317,785
Amundi SA(b)(c)	286	22,483
Apollo Global Management, Inc.	496	24,760
Ares Management Corp., Class A(a)	7,252	287,904
Artisan Partners Asset Management, Inc., Class A	3,933	127,823
AssetMark Financial Holdings(b)	616	16,811
ASX Ltd.	737	43,806
B3 SA — Brasil Bolsa Balcao	46,827	474,375
Bank of New York Mellon Corp.	8,687	335,753
Blackstone Group, Inc., Class A	2,403	136,154
Blucora, Inc.(b)	1,206	13,773
BrightSphere Investment Group PLC(b)	10,381	129,347
Cboe Global Markets, Inc.	2,137	199,339
Charles Schwab Corp.	14,846	500,904
China Galaxy Securities Co. Ltd., Class H	82,500	44,912
CME Group, Inc.	3,870	629,030
Cohen & Steers, Inc.	1,745	118,747
Credit Suisse Group AG, Registered Shares	5,391	56,093
Deutsche Bank AG, Registered Shares(b)	3,743	35,709
Deutsche Boerse AG	458	82,887
Donnelley Financial Solutions, Inc.(b)	15,193	127,621
E*Trade Financial Corp.	1,787	88,868
Eaton Vance Corp.	141	5,443
EQT AB	789	14,226
Federated Hermes, Inc.	5,826	138,076
Focus Financial Partners, Inc., Class A(b)	3,143	103,876
Franklin Resources, Inc.(a)	4,293	90,024
Goldman Sachs Group, Inc.	1,201	237,342
Hamilton Lane, Inc., Class A	3,115	209,858
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,193	90,873
Hargreaves Lansdown PLC	965	19,460
HDFC Asset Management Co. Ltd.(c)	1,438	47,296
Hong Kong Exchanges & Clearing Ltd.	1,800	76,665
Houlihan Lokey, Inc.	4,909	273,137
Huatai Securities Co. Ltd., Class A	62,500	166,834
Intercontinental Exchange, Inc.	4,567	418,337
Invesco Ltd.(a)	7,478	80,463
Investec Ltd.	26,452	52,637
Japan Exchange Group, Inc.	1,000	23,160
Julius Baer Group Ltd.(b)	298	12,515
KKR & Co., Inc., Class A	1,815	56,047
London Stock Exchange Group PLC	1,053	109,507
Macquarie Group Ltd.	1,123	93,200
Magellan Financial Group Ltd.	447	18,254
MarketAxess Holdings, Inc.	118	59,109
Moelis & Co., Class A(a)	7,015	218,587
Moody’s Corp.	1,580	434,073

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Morgan Stanley	7,538	$364,085
MSCI, Inc.	268	89,464
Nasdaq, Inc.	438	52,328
Natixis SA(b)	2,758	7,274
NH Investment & Securities Co. Ltd.	4	28
Nomura Holdings, Inc.	5,500	24,715
Northern Trust Corp.(a)	3,241	257,141
Partners Group Holding AG	49	44,624
PJT Partners, Inc., Class A	810	41,585
Pzena Investment Management, Inc., Class A	4,987	27,129
Raymond James Financial, Inc.	515	35,447
Reinet Investments SCA	2,681	47,057
S&P Global, Inc.	3,865	1,273,440
Schroders PLC	1,003	36,607
SEI Investments Co.	512	28,150
Silvercrest Asset Management Group, Inc., Class A	2,743	34,864
St. James’s Place PLC	2,949	34,676
Standard Life Aberdeen PLC	9,992	33,110
State Street Corp.(a)	3,844	244,286
Stifel Financial Corp.	5,400	256,122
T. Rowe Price Group, Inc.	2,637	325,670
TD Ameritrade Holding Corp.	2,317	84,293
Tradeweb Markets, Inc., Class A	181	10,523
UBS Group AG, Registered Shares	8,237	95,130
Virtus Investment Partners, Inc.	2,733	317,821
Westwood Holdings Group, Inc.	2,376	37,422
WisdomTree Investments, Inc.(a)	21,218	73,626

		10,797,453

Chemicals — 1.6%
AdvanSix, Inc.(b)	2,468	28,974
Air Liquide SA	548	79,233
Air Products & Chemicals, Inc.	1,203	290,476
Air Water, Inc.	1,500	21,193
Akzo Nobel NV	147	13,207
Albemarle Corp.	276	21,310
American Vanguard Corp.	2,233	30,726
Asahi Kasei Corp.	4,100	33,562
Asian Paints Ltd.	16,562	370,280
Axalta Coating Systems Ltd.(b)	1,796	40,500
Balchem Corp.	2,882	273,387
BASF SE	1,553	87,231
Berger Paints India Ltd.	8,402	55,038
CF Industries Holdings, Inc.	1,169	32,896
Chase Corp.	109	11,173
Clariant AG, Registered Shares(b)	1,012	19,917
Corteva, Inc.(b)	2,631	70,484
Dow, Inc.(b)	3,011	122,728
DuPont de Nemours, Inc.	5,611	298,112
Ecolab, Inc.	5,138	1,022,205
EMS-Chemie Holding AG, Registered Shares	99	76,913
Evonik Industries AG	509	12,964
Ferro Corp.(b)	5,360	63,998
FMC Corp.	2,235	222,651
Hawkins, Inc.	350	14,903
HB Fuller Co.	2,522	112,481
Israel Chemicals Ltd.	7,996	23,818
Indorama Ventures PCL — NVDR	78,300	70,301
Ingevity Corp.(b)	4,170	219,217
Innospec, Inc.	1,517	117,188
International Flavors & Fragrances, Inc.	246	30,125
Intrepid Potash, Inc.(b)	34,287	33,944
Jiangsu Yangnong Chemical Co. Ltd., Class A	10,985	128,688
Johnson Matthey PLC	505	13,152
Kolon Industries, Inc.	7,754	208,373

Security	Shares	Value

Chemicals (continued)
Koninklijke DSM NV	367	$50,946
Kraton Corp.(b)	3,201	55,313
Kronos Worldwide, Inc.	2,791	29,054
LG Chem Ltd.	513	211,704
Linde PLC(a)	3,917	830,835
Livent Corp.(b)	7,671	47,253
Lotte Chemical Corp.	536	74,910
LyondellBasell Industries NV, Class A	1,310	86,093
Mitsubishi Chemical Holdings Corp.	1,100	6,415
Mosaic Co.	9,274	116,018
Nippon Paint Holdings Co. Ltd.	300	21,881
Nissan Chemical Corp.	300	15,435
Nitto Denko Corp.	900	51,021
Orion Engineered Carbons SA	6,706	71,017
PhosAgro PJSC, — GDR	10,255	126,649
PolyOne Corp.	17,596	461,543
PPG Industries, Inc.	2,720	288,483
PQ Group Holdings, Inc.(b)	7,144	94,587
Rayonier Advanced Materials, Inc.	14,373	40,388
RPM International, Inc.(a)	870	65,302
Saudi Basic Industries Corp.	20,373	479,796
Scotts Miracle-Gro Co.	610	82,027
Sensient Technologies Corp.	2,036	106,198
Sherwin-Williams Co.	862	498,107
Shin-Etsu Chemical Co. Ltd.	600	70,417
SRF Ltd.	1,372	65,520
Stepan Co.	1,066	103,509
Symrise AG	42	4,908
Tata Chemicals Ltd.	36,663	151,122
Toray Industries, Inc.	5,200	24,544
Tosoh Corp.	1,100	15,111
Trecora Resources(b)	2,597	16,283
Trinseo SA(a)	5,516	122,235
UPL Ltd.	46,960	264,933
Weihai Guangwei Composites Co. Ltd., Class A	31,054	276,656
Westlake Chemical Corp.	103	5,526
Yara International ASA	820	28,587

		9,331,674

Commercial Services & Supplies — 0.7%
ABM Industries, Inc.	2,397	87,011
Advanced Disposal Services, Inc.(a)(b)	4,998	150,790
BrightView Holdings, Inc.(b)	2,259	25,301
Brink’s Co.	2,352	107,040
Cimpress PLC(b)	1,466	111,914
Cintas Corp.	1,223	325,758
Copart, Inc.(a)(b)	1,495	124,489
Country Garden Services Holdings Co. Ltd.	71,000	331,453
Dai Nippon Printing Co. Ltd.	500	11,495
Deluxe Corp.	1,188	27,966
Encore Capital Group, Inc.(b)	1,387	47,408
Ennis, Inc.	6,529	118,436
Healthcare Services Group, Inc.	3,638	88,985
Herman Miller, Inc.	3,284	77,535
IAA, Inc.(b)	335	12,921
Kimball International, Inc., Class B	1,974	22,819
McGrath RentCorp	8,900	480,689
Mobile Mini, Inc.	9,267	273,376
MSA Safety, Inc.	2,692	308,072
Republic Services, Inc.	1,850	151,793
Secom Co. Ltd.	800	70,194
SP Plus Corp.(a)(b)	972	20,130
Steelcase, Inc., Class A	25,043	302,019
Team, Inc.(b)	8,550	47,624
Tetra Tech, Inc.	2,679	211,962

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Toppan Printing Co. Ltd.	500	$8,359
UniFirst Corp.	544	97,349
Viad Corp.	2,676	50,898
Waste Connections, Inc.	301	28,231
Waste Management, Inc.	1,210	128,151

		3,850,168

Communications Equipment — 0.7%
Acacia Communications, Inc.(a)(b)	1,826	122,689
Applied Optoelectronics, Inc.(b)	1,980	21,523
Bel Fuse, Inc., Class B	1,652	17,726
Calix, Inc.(b)	1,357	20,219
Ciena Corp.(b)	8,441	457,165
Cisco Systems, Inc.(a)	49,082	2,289,184
Comtech Telecommunications Corp.	1,493	25,217
Extreme Networks, Inc.(b)	6,998	30,371
Infinera Corp.(a)(b)	6,519	38,592
InterDigital, Inc.	1,699	96,214
Juniper Networks, Inc.	836	19,111
Lumentum Holdings, Inc.(b)	1,734	141,200
Motorola Solutions, Inc.(a)	1,127	157,927
NETGEAR, Inc.(b)	1,782	46,136
Nokia OYJ	3,605	15,753
Plantronics, Inc.(a)	2,633	38,652
Ribbon Communications, Inc.(b)	3,824	15,028
Sercomm Corp.	82,000	217,918
Telefonaktiebolaget LM Ericsson, Class B	10,019	92,872
Tessco Technologies, Inc.	17,772	97,746
Wistron NeWeb Corp.	23,000	50,474

		4,011,717

Construction & Engineering — 0.6%
ACS Actividades de Construccion y Servicios SA	488	12,541
Aegion Corp.(b)	1,645	26,106
API Group Corp.(b)(c)	8,867	107,734
Bouygues SA(b)	1,333	45,661
China Communications Services Corp. Ltd., Class H	400,000	250,674
China Railway Construction Corp. Ltd., Class H	59,000	46,734
China Railway Group Ltd., Class A	101,895	72,650
China Railway Group Ltd., Class H	365,000	188,409
Comfort Systems USA, Inc.(a)	10,837	441,608
Dycom Industries, Inc.(a)(b)	3,902	159,553
Eiffage SA(b)	1,152	105,600
EMCOR Group, Inc.	8,010	529,781
Granite Construction, Inc.	2,169	41,515
Hyundai Engineering & Construction Co. Ltd.	5,247	145,348
JGC Holdings Corp.	700	7,381
Kajima Corp.	2,300	27,501
KBR, Inc.	11,108	250,485
MasTec, Inc.(a)(b)	10,602	475,712
MYR Group, Inc.(b)	5,124	163,507
Obayashi Corp.	3,900	36,666
Shimizu Corp.	7,300	60,138
Sinopec Engineering Group Co. Ltd., Class H	108,000	46,373
Skanska AB, Class B(b)	1,648	33,644
Taisei Corp.	1,500	54,669
Tutor Perini Corp.(b)	5,940	72,349
Vinci SA	2,311	214,283

		3,616,622

Construction Materials — 0.3%
Anhui Conch Cement Co. Ltd., Class A	62,200	468,090
Anhui Conch Cement Co. Ltd., Class H	17,500	118,583
BBMG Corp., Class H	128,000	25,103
CRH PLC	465	16,005
Fletcher Building Ltd.	2,353	5,662

Security	Shares	Value

Construction Materials (continued)
LafargeHolcim Ltd., Registered Shares(b)	185	$8,150
Martin Marietta Materials, Inc.	908	187,566
Saudi Cement Co.	4,654	65,759
Siam Cement PCL — NVDR	12,500	149,525
Summit Materials, Inc., Class A(b)	17,562	282,397
Taiheiyo Cement Corp.	100	2,323
US Concrete, Inc.(a)(b)	1,071	26,561
Vulcan Materials Co.	1,094	126,740
West China Cement, Ltd.	380,000	69,654

		1,552,118

Consumer Discretionary — 0.0%
At Home Group, Inc.(b)	4,297	27,888
Camping World Holdings, Inc., Class A	1,878	51,006

		78,894

Consumer Finance — 0.4%
Ally Financial, Inc.	13,275	263,243
American Express Co.	6,202	590,430
Capital One Financial Corp.	1,771	110,847
Discover Financial Services	2,628	131,637
Enova International, Inc.(b)	6,250	92,938
FirstCash, Inc.(a)	7,830	528,368
Green Dot Corp., Class A(b)	3,489	171,240
Isracard Ltd.	1	2
LendingClub Corp.(b)	7,048	32,068
Muangthai Capital PCL — NVDR(b)	27,700	47,051
PRA Group, Inc.(b)	2,309	89,266
Regional Management Corp.(b)	6,683	118,356
Synchrony Financial	4,766	105,615

		2,281,061

Containers & Packaging — 0.1%
AptarGroup, Inc.	154	17,245
Ball Corp.	280	19,457
Greif, Inc., Class A	2,247	77,319
International Paper Co.	3,176	111,827
Klabin SA	39,315	146,977
Toyo Seikan Group Holdings Ltd.	500	5,639
UFP Technologies, Inc.(b)	404	17,800

		396,264

Distributors — 0.0%
Core-Mark Holding Co., Inc.	5,980	149,231
Greenlane Holdings, Inc., Class A(b)	5,059	20,135
LKQ Corp.(b)	2,109	55,256
Pool Corp.	82	22,293

		246,915

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc.(b)	1,188	139,234
Carriage Services, Inc.	846	15,329
Chegg, Inc.(b)	2,453	164,989
Graham Holdings Co., Class B	462	158,314
H&R Block, Inc.	7,035	100,460
Houghton Mifflin Harcourt Co.(b)	15,598	28,232
K12, Inc.(b)	954	25,987
Laureate Education, Inc., Class A(b)	8,748	87,174
New Oriental Education & Technology Group, Inc. — ADR(b)	3,841	500,213
OneSpaWorld Holdings Ltd.(a)	1,627	7,761
Regis Corp.(b)	1,873	15,321
Service Corp. International	15	583
Strategic Education, Inc.(a)	2,500	384,125
TAL Education Group — ADR(b)	3,081	210,679
Vivint Smart Home, Inc.(b)	3,415	59,182
WW International, Inc.(b)	6,686	169,691

		2,067,274

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services — 0.5%
Alerus Financial Corp.(a)	156	$3,082
Berkshire Hathaway, Inc., Class B(b)	8,463	1,510,730
Cannae Holdings, Inc.(b)	3,263	134,109
Chailease Holding Co. Ltd.	10,717	45,688
Equitable Holdings, Inc.	1,725	33,275
EXOR NV	403	23,131
FactSet Research Systems, Inc.	625	205,294
FirstRand Ltd.	226,738	498,615
Industrivarden AB, Class C(b)	1,005	22,908
Investor AB, Class B	2,510	133,150
Kinnevik AB, Class B	1,187	31,334
L E Lundbergforetagen AB, B Shares(b)	934	42,575
M&G PLC	8,382	17,405
Marlin Business Services Corp.	3,780	31,979
ORIX Corp.	2,600	32,285
TUAS Ltd.(b)	1,408	656
Voya Financial, Inc.	487	22,718

		2,788,934

Diversified Telecommunication Services — 1.3%
8x8, Inc.(b)	16,662	266,592
Anterix, Inc.(b)	540	24,484
AT&T, Inc.	49,425	1,494,118
ATN International, Inc.	654	39,613
Bandwidth, Inc., Class A(a)(b)	701	89,027
BT Group PLC	39,391	55,709
Cellnex Telecom SA(c)	276	16,857
CenturyLink, Inc.(a)	4,425	44,383
China Telecom Corp. Ltd., Class H	2,178,000	611,793
China Unicom Hong Kong Ltd.	1,520,000	827,025
China Unicom Hong Kong Ltd., ADR	6,894	37,572
Cogent Communications Holdings, Inc.	4,657	360,265
Consolidated Communications Holdings, Inc.(a)(b)	3,201	21,671
Deutsche Telekom AG, Registered Shares	8,262	138,630
Emirates Telecommunications Group Co. PJSC	51,563	232,364
Hellenic Telecommunications Organization SA	5,347	72,227
IDT Corp., Class B(b)	9,970	65,104
Iridium Communications, Inc.(a)(b)	3,934	100,081
KT Corp. — ADR	6,743	65,677
Nippon Telegraph & Telephone Corp.	4,800	111,837
Ooma, Inc.(b)	11,913	196,326
Orange SA	5,234	62,588
Singapore Telecommunications Ltd.	18,000	32,020
Spark New Zealand Ltd.	37,797	111,829
Swisscom AG, Registered Shares	50	26,220
Telefonica SA	8,188	39,161
Telekom Malaysia Bhd	242,900	235,948
Telenor ASA(a)	9,934	145,045
Telia Co. AB	12,770	47,775
Telkom SA SOC Ltd.	36,963	63,116
Telstra Corp. Ltd.	28,387	61,618
TPG Telecom Ltd.(b)	2,816	17,295
Turk Telekomunikasyon AS(b)	43,664	51,681
United Internet AG, Registered Shares	179	7,605
Verizon Communications, Inc.	33,265	1,833,899
Vonage Holdings Corp.(b)	15,128	152,188

		7,759,343

Electric Utilities — 1.1%
ALLETE, Inc.	3,695	201,784
Alliant Energy Corp.	5,173	247,476
AusNet Services	8,166	9,435
Avangrid, Inc.(a)	1,668	70,023
Cia de Transmissao de Energia Eletrica Paulista	22,030	84,707
CPFL Energia SA	21,306	120,123
Edison International	1,762	95,694

Security	Shares	Value

Electric Utilities (continued)
El Paso Electric Co.	3,067	$205,489
Electricite de France SA	3,076	28,598
Eversource Energy	2,677	222,914
Exelon Corp.	9,838	357,021
Iberdrola SA	18,100	211,312
IDACORP, Inc.	14,565	1,272,544
Inter RAO UES PJSC	2,632,603	180,394
Manila Electric Co.	6,020	32,492
Mercury NZ Ltd.	32,076	97,724
MGE Energy, Inc.	1,738	112,118
NextEra Energy, Inc.	5,806	1,394,427
Orsted A/S(c)	384	44,314
PGE Polska Grupa Energetyczna SA(b)	35,787	62,179
Pinnacle West Capital Corp.	2,526	185,130
PNM Resources, Inc.	3,929	151,031
Portland General Electric Co.	5,805	242,707
Red Electrica Corp. SA	138	2,582
SSE PLC	3,920	66,378
Tenaga Nasional Bhd	151,200	411,130
Terna Rete Elettrica Nazionale SpA	9,730	67,113
Verbund AG	667	29,956
Xcel Energy, Inc.	3,452	215,750

		6,422,545

Electrical Equipment — 0.5%
ABB Ltd., Registered Shares	4,454	101,030
Acuity Brands, Inc.	57	5,457
Allied Motion Technologies, Inc.	463	16,344
Atkore International Group, Inc.(b)	9,707	265,487
AZZ, Inc.	1,403	48,151
Bloom Energy Corp., Class A(b)	2,043	22,228
Eaton Corp. PLC	608	53,188
Emerson Electric Co.	299	18,547
Encore Wire Corp.	2,420	118,144
EnerSys	380	24,464
Franklin Electric Co., Inc.	2,634	138,338
FuelCell Energy, Inc.(a)(b)	9,439	21,332
Fuji Electric Co. Ltd.	600	16,514
Generac Holdings, Inc.(a)(b)	6,002	731,824
Hubbell, Inc.	2,523	316,283
Legrand SA	211	16,032
LSI Industries, Inc.	10,089	65,276
Mitsubishi Electric Corp.	7,600	99,266
Nidec Corp.	900	60,632
Plug Power, Inc.(a)(b)	18,909	155,243
Rockwell Automation, Inc.	77	16,401
Schneider Electric SE	1,413	157,177
Sunrun, Inc.(b)	4,572	90,160
WEG SA	27,976	260,360

		2,817,878

Electronic Equipment, Instruments & Components — 1.3%
Amphenol Corp., Class A	916	87,762
Arlo Technologies, Inc.(b)	3,776	9,742
Avnet, Inc.	8,362	233,174
Badger Meter, Inc.	854	53,734
Belden, Inc.(a)	1,873	60,966
Benchmark Electronics, Inc.	1,308	28,253
CDW Corp.	702	81,558
Chroma ATE, Inc.	16,000	82,803
Cognex Corp.	237	14,154
Corning, Inc.	1,974	51,127
Daktronics, Inc.	2,955	12,854
Delta Electronics, Inc.	78,000	445,099
ePlus, Inc.(b)	4,758	336,295

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Fabrinet(b)	1,201	$74,966
FARO Technologies, Inc.(b)	1,463	78,417
Fitbit, Inc., Series A(b)	22,755	146,997
GoerTek, Inc., Class A	75,600	316,296
Hexagon AB, Class B(b)	601	35,294
Hitachi Ltd.	2,500	79,462
Hon Hai Precision Industry Co. Ltd.	286,000	839,740
II-VI, Inc.(a)(b)	5,832	275,387
Ingenico Group SA(b)	44	7,070
Insight Enterprises, Inc.(b)	1,430	70,356
IPG Photonics Corp.(b)	90	14,435
Itron, Inc.(a)(b)	1,143	75,724
Keyence Corp.	400	167,625
Keysight Technologies, Inc.(b)	363	36,583
Kyocera Corp.	300	16,375
Luxshare Precision Industry Co. Ltd., Class A	106,077	775,950
MTS Systems Corp.(a)	646	11,363
Murata Manufacturing Co. Ltd.	1,700	100,212
National Instruments Corp.	4,778	184,956
Novanta, Inc.(b)	1,448	154,603
Omron Corp.	500	33,489
OSI Systems, Inc.(a)(b)	6,096	455,006
PC Connection, Inc.(a)	7,139	330,964
Rogers Corp.(a)(b)	891	111,019
Samsung Electro-Mechanics Co. Ltd.	1,695	183,891
Sanmina Corp.(b)	4,460	111,678
ScanSource, Inc.(b)	10,899	262,557
Shimadzu Corp.	300	8,009
Sunny Optical Technology Group Co. Ltd.	27,000	434,551
Taiflex Scientific Co., Ltd.	27,000	45,153
TDK Corp.	500	49,776
TE Connectivity Ltd.	1,604	130,806
Tech Data Corp.(b)	1,581	229,087
TPK Holding Co. Ltd.(b)	48,000	76,047
Trimble, Inc.(b)	778	33,602
Zebra Technologies Corp., Class A(b)	155	39,672

		7,494,639

Energy Equipment & Services — 0.3%
Archrock, Inc.(a)	31,137	202,079
Baker Hughes Co.	7,059	108,638
Cactus, Inc., Class A	829	17,102
ChampionX Corp.(a)(b)	17,309	168,936
China Oilfield Services Ltd., Class H	90,000	82,017
Dril-Quip, Inc.(b)	1,837	54,724
Exterran Corp.(b)	5,742	30,949
Frank’s International NV(b)	25,375	56,586
Halliburton Co.	1,264	16,407
Helix Energy Solutions Group, Inc.(a)(b)	9,570	33,208
National Oilwell Varco, Inc.	25	306
Natural Gas Services Group, Inc.(a)(b)	10,473	65,666
Newpark Resources, Inc.(b)	23,535	52,483
NexTier Oilfield Solutions Inc.(b)	16,754	41,047
Oceaneering International, Inc.(a)(b)	20,527	131,168
Oil States International, Inc.(b)	10,320	49,020
Patterson-UTI Energy, Inc.(a)	2,959	10,268
ProPetro Holding Corp.(b)	8,896	45,726
RPC, Inc.(a)	8,660	26,673
Schlumberger Ltd.	9,138	168,048
Seadrill Ltd.(a)(b)	4,489	1,930
Select Energy Services, Inc., Class A(b)	4,963	24,319
Smart Sand, Inc.(a)(b)	12,247	12,859
Solaris Oilfield Infrastructure, Inc., Class A	2,320	17,214

Security	Shares	Value

Energy Equipment & Services (continued)
TechnipFMC PLC(a)	8,892	$60,821
Transocean Ltd.(b)	26,263	48,061

		1,526,255

Entertainment — 1.0%
Activision Blizzard, Inc.	5,722	434,300
AMC Entertainment Holdings, Inc., Class A	3,104	13,316
Bollore SA	2,660	8,393
CD Projekt SA	652	65,080
Cinemark Holdings, Inc.(a)	8,204	94,756
Electronic Arts, Inc.(b)	2,220	293,151
G-bits Network Technology Xiamen Co. Ltd., Class A	2,399	186,796
Glu Mobile, Inc.(b)	4,356	40,380
Mango Excellent Media Co. Ltd.(b)	4,700	43,538
NCSoft Corp.	437	325,096
NetEase, Inc. — ADR	2,388	1,025,360
Netflix, Inc.(b)	3,063	1,393,788
Nexon Co. Ltd.	700	15,790
Nintendo Co. Ltd.	200	89,414
Perfect World Co. Ltd., Class A	19,097	156,408
Roku, Inc.(b)	114	13,284
Take-Two Interactive Software, Inc.(b)	495	69,087
UbiSoft Entertainment SA(b)	72	5,962
Vivendi SA	1,629	42,093
Walt Disney Co.	9,222	1,028,345
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	57,600	382,568

		5,726,905

Equity Real Estate Investment Trusts (REITs) — 2.6%
Acadia Realty Trust	12,047	156,370
Agree Realty Corp.	1,863	122,418
Alexander’s, Inc.	123	29,631
Alexandria Real Estate Equities, Inc.	609	98,810
American Finance Trust, Inc.	2,591	20,560
American Tower Corp.	3,712	959,700
Apartment Investment & Management Co., Class A	442	16,637
Apollo Commercial Real Estate Finance, Inc.	7,306	71,672
Armada Hoffler Properties, Inc.	23,383	232,661
ARMOUR Residential REIT, Inc.	1,915	17,982
Ascendas Real Estate Investment Trust	9,400	21,567
AvalonBay Communities, Inc.	2,138	330,620
Boston Properties, Inc.	4,472	404,179
British Land Co. PLC	770	3,683
Camden Property Trust	2,351	214,458
CapitaLand Commercial Trust	7,000	8,567
CapitaLand Mall Trust	7,100	10,074
Capstead Mortgage Corp.	3,121	17,134
Cedar Realty Trust, Inc.	33,735	33,398
Chatham Lodging Trust	6,400	39,168
Cherry Hill Mortgage Investment Corp.	2,618	23,614
City Office REIT, Inc.(a)	24,570	247,174
Clipper Realty, Inc.	3,306	26,779
Colony Capital, Inc.	39,521	94,850
Community Healthcare Trust, Inc.	1,822	74,520
CoreCivic, Inc.	3,393	31,758
CorEnergy Infrastructure Trust, Inc.	2,631	24,074
CorePoint Lodging, Inc.	12,107	50,970
Crown Castle International Corp.(a)	2,055	343,904
Dexus	2,825	18,132
DiamondRock Hospitality Co.	38,304	211,821
Digital Realty Trust, Inc.(a)	806	114,541
Diversified Healthcare Trust	11,104	49,135
Douglas Emmett, Inc.	4,204	128,895
Duke Realty Corp.	884	31,285

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
EastGroup Properties, Inc.	6,803	$806,904
Equinix, Inc.	357	250,721
Equity LifeStyle Properties, Inc.	288	17,994
Equity Residential	10,826	636,785
Essex Property Trust, Inc.	199	45,605
Extra Space Storage, Inc.	330	30,482
Federal Realty Investment Trust	1,643	140,000
First Industrial Realty Trust, Inc.	23,327	896,690
Four Corners Property Trust, Inc.	20,644	503,714
Franklin Street Properties Corp.(a)	2,332	11,870
Gecina SA	44	5,434
Geo Group, Inc.	6,618	78,291
Global Net Lease, Inc.	6,797	113,714
Goodman Group	4,934	50,910
GPT Group	4,136	12,016
Growthpoint Properties Ltd.	62,968	48,646
Healthcare Realty Trust, Inc.	3,516	102,984
Healthpeak Properties, Inc.	1,559	42,966
Hersha Hospitality Trust	13,351	76,902
Host Hotels & Resorts, Inc.	8,561	92,373
Industrial Logistics Properties Trust	1,201	24,681
Invitation Homes, Inc.	1,398	38,487
Iron Mountain, Inc.(a)	492	12,841
Jernigan Capital, Inc.(a)	3,362	45,992
Kimco Realty Corp.	412	5,290
Klepierre SA	303	6,057
Land Securities Group PLC	2,404	16,426
Life Storage, Inc.	428	40,639
Macerich Co.(a)	17,637	158,204
Mack-Cali Realty Corp.	5,352	81,832
Mapletree Commercial Trust	5,200	7,276
Medical Properties Trust, Inc.	756	14,213
MFA Financial, Inc.	17,347	43,194
Mid-America Apartment Communities, Inc.	293	33,598
Mirvac Group	8,092	12,224
Monmouth Real Estate Investment Corp.	1,847	26,763
National Health Investors, Inc.	2,470	149,978
National Retail Properties, Inc.(a)	1,901	67,447
National Storage Affiliates Trust	4,179	119,770
New York Mortgage Trust, Inc.(a)	17,351	45,286
NexPoint Residential Trust, Inc.	6,675	235,961
Omega Healthcare Investors, Inc.	642	19,087
Park Hotels & Resorts, Inc.	10,678	105,605
Pebblebrook Hotel Trust(a)	10,473	143,061
Pennsylvania Real Estate Investment Trust	18,057	24,558
Physicians Realty Trust	9,668	169,383
Plymouth Industrial REIT, Inc.	7,435	95,168
PotlatchDeltic Corp.	2,684	102,073
Prologis, Inc.	7,673	716,121
PS Business Parks, Inc.	1,013	134,121
Public Storage	537	103,045
QTS Realty Trust, Inc., Class A	12,807	820,801
Realty Income Corp.	6,519	387,880
Redwood Trust, Inc.(a)	7,268	50,876
Regency Centers Corp.	407	18,677
Retail Opportunity Investments Corp.	4,973	56,344
Retail Properties of America, Inc., Class A	16,812	123,064
Retail Value, Inc.	1,759	21,741
Rexford Industrial Realty, Inc.	2,913	120,686
RLJ Lodging Trust	24,227	228,703
RPT Realty	3,693	25,703
Ryman Hospitality Properties, Inc.	5,345	184,937
Sabra Health Care REIT, Inc.	11,980	172,871
SBA Communications Corp.	715	213,013
Scentre Group	12,878	19,551

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Segro PLC	3,460	$38,268
Seritage Growth Properties, Class A(b)	4,524	51,574
Simon Property Group, Inc.	2,174	148,658
SITE Centers Corp.(a)	4,900	39,690
STAG Industrial, Inc.	7,055	206,853
Stockland	5,440	12,614
Summit Hotel Properties, Inc.	38,396	227,688
Sun Communities, Inc.	231	31,342
Sunstone Hotel Investors, Inc.	14,164	115,437
Terreno Realty Corp.	4,214	221,825
UDR, Inc.	4,797	179,312
Unibail-Rodamco-Westfield(a)	262	14,768
Uniti Group, Inc.(a)	11,107	103,850
Ventas, Inc.	1,196	43,798
VEREIT, Inc.	1,841	11,838
VICI Properties, Inc.	1,373	27,721
Vicinity Centres	5,630	5,643
Vornado Realty Trust(a)	426	16,277
Washington Real Estate Investment Trust	3,995	88,689
Welltower, Inc.	1,350	69,863
Weyerhaeuser Co.	2,329	52,309
WP Carey, Inc.	554	37,478
Xenia Hotels & Resorts, Inc.	3,765	35,127

		15,269,592

Food & Staples Retailing — 1.4%
Abdullah Al Othaim Markets Co.	2,506	75,145
Aeon Co. Ltd.	3,600	83,752
BIM Birlesik Magazalar AS	24,947	247,339
BJ’s Wholesale Club Holdings, Inc.(b)	6,162	229,658
Carrefour SA	3,197	49,579
Chefs’ Warehouse, Inc.(b)	2,628	35,688
Clicks Group Ltd.	25,413	308,075
Coles Group Ltd.	7,738	91,984
Colruyt SA	906	49,793
Cosmos Pharmaceutical Corp.	100	15,343
Costco Wholesale Corp.	7,428	2,252,244
CP ALL PCL — NVDR(b)	193,000	425,364
Dairy Farm International Holdings Ltd.	4,600	21,494
Empire Co. Ltd., Class A	2,290	54,838
George Weston Ltd.	1,706	124,972
ICA Gruppen AB	2,310	109,805
Ingles Markets, Inc., Class A	2,103	90,576
J. Sainsbury PLC	32,231	83,412
Jeronimo Martins SGPS SA	2,012	35,210
Kobe Bussan Co. Ltd.	200	11,357
Koninklijke Ahold Delhaize NV	3,727	101,576
Kroger Co.	6,401	216,674
Lawson, Inc.	700	35,210
Loblaw Cos. Ltd.	2,615	127,341
METRO AG	5,118	48,571
Metro, Inc.	2,611	107,702
Natural Grocers by Vitamin Cottage, Inc.	580	8,630
Performance Food Group Co.(a)(b)	10,557	307,631
Pick n Pay Stores Ltd.	119	350
President Chain Store Corp.	24,000	241,432
Raia Drogasil SA	9,267	188,506
Rite Aid Corp.(b)	4,064	69,332
Spar Group Ltd.	17,765	175,763
SpartanNash Co.	2,117	44,986
Sundrug Co. Ltd.	800	26,477
Sysco Corp.	4,002	218,749
Tsuruha Holdings, Inc.	300	41,434
United Natural Foods, Inc.(b)	3,659	66,630
Wal-Mart de Mexico SAB de CV	324,453	778,507

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc.	6,009	$254,722
Walmart, Inc.	280	33,538
Weis Markets, Inc.	3,699	185,394
Welcia Holdings Co. Ltd.	200	16,157
WM Morrison Supermarkets PLC	44,661	105,210
Woolworths Group Ltd.	6,675	172,060

		7,968,210

Food Products — 1.9%
a2 Milk Co. Ltd.(b)	5,380	70,423
Angel Yeast Co. Ltd., Class A	21,300	149,396
Archer-Daniels-Midland Co.	2,031	81,037
Associated British Foods PLC	3,899	92,189
B&G Foods, Inc.	2,400	58,512
BRF SA(b)	12,679	49,568
Bunge Ltd.	94	3,866
Calavo Growers, Inc.(a)	6,822	429,172
Campbell Soup Co.(a)	3,483	172,861
Chacha Food Co. Ltd.	17,900	137,865
China Feihe Ltd.(c)	65,000	130,982
China Mengniu Dairy Co. Ltd.(b)	44,000	168,721
Chocoladefabriken Lindt & Spruengli AG	4	33,037
Conagra Brands, Inc.	2,458	86,448
Danone SA	1,430	99,261
Darling Ingredients, Inc.(b)	2,292	56,429
Freshpet, Inc.(a)(b)	3,191	266,959
General Mills, Inc.	14,341	884,123
Gruma SAB de CV, Class B	4,345	46,891
Grupo Bimbo SAB de CV, Series A	9,600	16,068
Henan Shuanghui Investment & Development Co. Ltd., Class A	44,600	291,840
Hershey Co.	5,184	671,950
Hormel Foods Corp.	2,081	100,450
Hostess Brands, Inc.(a)(b)	20,370	248,921
Indofood Sukses Makmur Tbk PT	250,700	115,121
Ingredion, Inc.	287	23,821
J&J Snack Foods Corp.	3,060	389,018
J.M. Smucker Co.	1,121	118,613
JBS SA	21,702	84,404
John B Sanfilippo & Son, Inc.(a)	3,923	334,749
Kellogg Co.	1,229	81,188
Kerry Group PLC, Class A	232	28,821
Kraft Heinz Co.	3,630	115,761
Lamb Weston Holdings, Inc.(a)	1,518	97,046
Lancaster Colony Corp.	1,281	198,542
McCormick & Co., Inc.(a)	1,356	243,280
MEIJI Holdings Co. Ltd.	600	47,746
Mondelez International, Inc., Class A	9,462	483,792
Mowi ASA	3,698	70,490
Nestle India Ltd.	3,761	853,954
Nestle Malaysia Bhd	900	29,416
Nestle SA, Registered Shares	7,539	835,854
NH Foods Ltd.	300	12,072
Nisshin Seifun Group, Inc.	600	8,959
Orkla ASA	12,564	110,307
Sanderson Farms, Inc.(a)	638	73,938
Savola Group	4,635	52,250
Simply Good Foods Co.(b)	4,403	81,808
Standard Foods Corp.	16,000	34,249
Thai Union Group PCL — NVDR	152,400	64,152
Tingyi Cayman Islands Holding Corp.	262,000	408,134
Tyson Foods, Inc., Class A	1,538	91,834
Uni-President China Holdings Ltd.	89,000	89,027
Uni-President Enterprises Corp.	392,000	949,740
Want Want China Holdings Ltd.(a)	623,000	473,236

Security	Shares	Value

Food Products (continued)
Wens Foodstuffs Group Co. Ltd., Class A	121,539	$376,165
Wilmar International Ltd.	21,400	63,296
Yakult Honsha Co. Ltd.	200	11,767

		11,399,519

Gas Utilities — 0.5%
APA Group	5,184	40,084
Beijing Enterprises Holdings Ltd.	68,500	230,028
ENN Energy Holdings Ltd.	27,400	309,633
Hong Kong & China Gas Co. Ltd.	33,600	52,220
Indraprastha Gas Ltd.(b)	10,116	59,487
Kunlun Energy Co. Ltd.	74,000	48,465
Naturgy Energy Group SA	1,907	35,602
New Jersey Resources Corp.(a)	22,458	733,254
Northwest Natural Holding Co.	1,649	91,998
ONE Gas, Inc.(a)	2,174	167,507
Osaka Gas Co. Ltd.	1,500	29,650
Snam SpA	14,073	68,608
South Jersey Industries, Inc.	761	19,017
Southwest Gas Holdings, Inc.	9,815	677,726
Spire, Inc.	1,104	72,544
Toho Gas Co. Ltd.	200	9,997
Tokyo Gas Co. Ltd.	1,400	33,522
UGI Corp.(a)	4,973	158,141

		2,837,483

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	16,359	1,495,703
ABIOMED, Inc.(b)	124	29,953
Alcon, Inc.(b)	971	55,793
Align Technology, Inc.(b)	238	65,317
AngioDynamics, Inc.(b)	4,610	46,884
Anika Therapeutics, Inc.(b)	355	13,394
Asahi Intecc Co. Ltd.	300	8,562
AtriCure, Inc.(b)	2,414	108,509
Atrion Corp.	136	86,633
Avanos Medical, Inc.(a)(b)	1,713	50,345
Axogen, Inc.(b)	1,935	17,879
Axonics Modulation Technologies, Inc.(b)	673	23,629
Baxter International, Inc.	3,142	270,526
Becton Dickinson & Co.(a)	1,032	246,927
Boston Scientific Corp.(b)	6,885	241,732
Cantel Medical Corp.	1,141	50,466
Cardiovascular Systems, Inc.(b)	4,683	147,749
Carl Zeiss Meditec AG, Bearer Shares(b)	56	5,453
Cerus Corp.(b)	13,973	92,222
Cochlear Ltd.	115	15,098
CONMED Corp.	546	39,307
Cooper Cos., Inc.(a)	175	49,637
CryoLife, Inc.(b)	565	10,831
Cutera, Inc.(b)	1,111	13,521
Danaher Corp.	4,165	736,497
DENTSPLY SIRONA, Inc.	1,543	67,985
DexCom, Inc.(b)	287	116,350
Edwards Lifesciences Corp.(b)	12,111	836,991
Fisher & Paykel Healthcare Corp. Ltd.	2,871	66,139
GenMark Diagnostics, Inc.(b)	2,973	43,733
Glaukos Corp.(a)(b)	3,222	123,789
Globus Medical, Inc., Class A(a)(b)	7,812	372,711
Haemonetics Corp.(b)	3,180	284,801
Hartalega Holdings Bhd	175,100	534,108
Hologic, Inc.(b)	4,251	242,307
Hoya Corp.	900	86,183
IDEXX Laboratories, Inc.(a)(b)	1,245	411,049
Inogen, Inc.(b)	3,170	112,598

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Insulet Corp.(b)	192	$37,298
Intuitive Surgical, Inc.(b)	620	353,295
iRhythm Technologies, Inc.(b)	2,172	251,713
Koninklijke Philips NV(b)	1,369	63,861
Kossan Rubber Industries	22,800	45,559
LeMaitre Vascular, Inc.	1,317	34,769
LivaNova PLC(a)(b)	3,132	150,743
Masimo Corp.(b)	311	70,905
Medtronic PLC	9,912	908,930
Meridian Bioscience, Inc.(b)	1,643	38,265
Merit Medical Systems, Inc.(a)(b)	2,932	133,846
Neogen Corp.(b)	2,446	189,810
Neuronetics, Inc.(a)(b)	5,700	11,001
Nevro Corp.(a)(b)	1,507	180,041
Novocure Ltd.(b)	3,007	178,315
NuVasive, Inc.(b)	2,176	121,116
Olympus Corp.	2,600	50,056
OraSure Technologies, Inc.(b)	4,394	51,102
Quidel Corp.(b)	307	68,688
Quotient Ltd.(b)	2,090	15,466
ResMed, Inc.	974	187,008
RTI Surgical Holdings, Inc.(b)	13,604	43,261
SeaSpine Holdings Corp.(b)	2,911	30,478
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	60,000	133,971
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	6,800	294,020
Shockwave Medical, Inc.(b)	2,840	134,531
SI-BONE, Inc.(b)	2,275	36,264
Siemens Healthineers AG(c)	625	30,043
Sientra, Inc.(b)	5,277	20,422
Silk Road Medical, Inc.(b)	2,907	121,774
Smith & Nephew PLC	2,670	49,752
Sonova Holding AG, Registered Shares	95	19,017
STERIS PLC	1,053	161,572
Straumann Holding AG, Registered Shares(a)	11	9,509
Stryker Corp.	3,191	574,986
Supermax Corp. BHD(b)	59,200	111,148
Sysmex Corp.	300	23,029
Tactile Systems Technology, Inc.(a)(b)	1,999	82,819
TaiDoc Technology Corp.	8,000	74,499
Tandem Diabetes Care, Inc.(a)(b)	1,396	138,092
Teleflex, Inc.	156	56,781
Terumo Corp.	1,400	53,288
Top Glove Corp. Bhd	79,400	299,649
TransMedics Group, Inc.(b)	5,033	90,191
Vapotherm, Inc.(b)	1,252	51,320
Varex Imaging Corp.(a)(b)	3,119	47,253
Varian Medical Systems, Inc.(b)	290	35,531
West Pharmaceutical Services, Inc.	921	209,224
Wright Medical Group NV(b)	4,336	128,866
Zimmer Biomet Holdings, Inc.	745	88,923

		13,513,311

Health Care Providers & Services — 2.1%
1Life Healthcare, Inc.(a)(b)	692	25,134
Addus HomeCare Corp.(b)	288	26,657
Amedisys, Inc.(b)	747	148,309
AmerisourceBergen Corp.	1,272	128,180
AMN Healthcare Services, Inc.(b)	5,748	260,040
Anthem, Inc.	2,074	545,421
Bangkok Dusit Medical Services PCL — NVDR	213,000	155,239
BioTelemetry, Inc.(a)(b)	2,457	111,032
Brookdale Senior Living, Inc.(b)	11,062	32,633
Bumrungrad Hospital PCL — NVDR	13,000	49,094

Security	Shares	Value

Health Care Providers & Services (continued)
Cardinal Health, Inc.	4,452	$232,350
Celltrion Healthcare Co. Ltd.(b)	1,630	147,775
Centene Corp.(b)	2,937	186,646
Chemed Corp.	726	327,477
China National Accord Medicines Corp. Ltd.	1,655	10,542
China National Medicines Corp. Ltd., Class A	7,795	44,815
Cigna Corp.(b)	2,463	462,182
CorVel Corp.(b)	782	55,436
Covetrus, Inc.(a)(b)	4,687	83,850
Cross Country Healthcare, Inc.(b)	2,764	17,026
CVS Health Corp.	15,025	976,174
DaVita, Inc.(b)	629	49,779
Ensign Group, Inc.	3,166	132,497
Fresenius Medical Care AG & Co. KGaA	423	36,391
Fresenius SE & Co. KGaA	851	42,297
Hapvida Participacoes e Investimentos SA(c)	5,500	62,878
HCA Healthcare, Inc.(a)	3,415	331,460
HealthEquity, Inc.(a)(b)	5,254	308,252
Henry Schein, Inc.(b)	615	35,910
Huadong Medicine Co. Ltd., Class A	10,700	38,405
Humana, Inc.	804	311,751
IHH Healthcare Bhd	52,800	68,064
Integer Holdings Corp.(b)	2,864	209,215
Laboratory Corp. of America Holdings(b)	1,304	216,608
LHC Group, Inc.(a)(b)	1,937	337,658
Life Healthcare Group Holdings Ltd.	54,071	52,086
Magellan Health, Inc.(b)	1,354	98,815
McKesson Corp.	3,032	465,170
MEDNAX, Inc.(b)	1,262	21,580
National HealthCare Corp.(a)	838	53,163
National Research Corp.	930	54,135
Netcare Ltd.	304,748	239,548
Notre Dame Intermedica Participacoes SA	11,186	139,894
Option Care Health, Inc.(a)(b)	2,280	31,646
Owens & Minor, Inc.	1,555	11,849
Patterson Cos., Inc.(a)	12,314	270,908
Pennant Group Inc.(b)	1,042	23,549
PetIQ, Inc.(b)	1,843	64,210
Progyny, Inc.(b)	1,082	27,926
Quest Diagnostics, Inc.	2,635	300,285
RadNet, Inc.(a)(b)	2,472	39,231
Ramsay Health Care Ltd.	325	15,009
Ryman Healthcare Ltd.	5,367	45,534
Select Medical Holdings Corp.(b)	15,188	223,719
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	167,700	281,840
Sinopharm Group Co. Ltd., Class H	158,000	406,211
Sonic Healthcare Ltd.	1,039	21,940
Tenet Healthcare Corp.(a)(b)	5,381	97,450
Tivity Health, Inc.(b)	1,348	15,273
Triple-S Management Corp., Class B(b)	723	13,752
U.S. Physical Therapy, Inc.(a)	3,497	283,327
UnitedHealth Group, Inc.	8,895	2,623,580
Universal Health Services, Inc., Class B	585	54,341
Universal Vision Biotechnology Co. Ltd.	14,000	82,797
Viemed Healthcare, Inc.(b)	2,159	20,726

		12,286,671

Health Care Technology — 0.6%
Alibaba Health Information Technology Ltd.(b)	72,000	211,729
Allscripts Healthcare Solutions, Inc.(b)	47,432	321,115
Castlight Health, Inc., Class B(b)	73,355	60,885
Cerner Corp.	963	66,014
Evolent Health, Inc., Class A(a)(b)	9,050	64,436
Health Catalyst, Inc.(a)(b)	1,599	46,643
HMS Holdings Corp.(a)(b)	6,304	204,186

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
Inovalon Holdings, Inc., Class A(b)	16,396	$315,787
Inspire Medical Systems, Inc.(b)	2,310	201,016
Livongo Health, Inc.(a)(b)	1,017	76,468
M3, Inc.	800	33,985
NextGen Healthcare, Inc.(b)	5,563	61,082
Omnicell, Inc.(a)(b)	5,336	376,828
Phreesia, Inc.(b)	7,818	221,093
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	9,000	137,984
Tabula Rasa HealthCare, Inc.(a)(b)	1,160	63,487
Teladoc Health, Inc.(a)(b)	2,154	411,069
Veeva Systems, Inc., Class A(a)(b)	1,919	449,852
Vocera Communications, Inc.(a)(b)	3,870	82,044
Winning Health Technology Group Co. Ltd., Class A	24,960	81,444

		3,487,147

Hotels, Restaurants & Leisure — 1.2%
Accor SA(b)	311	8,488
BBX Capital Corp.	14,703	37,346
BJ’s Restaurants, Inc.	3,047	63,804
Bloomin’ Brands, Inc.	3,737	39,836
Boyd Gaming Corp.(a)	17,716	370,264
Braemar Hotels & Resorts, Inc.	8,924	25,523
Brinker International, Inc.	1,334	32,016
Carnival Corp.(a)	776	12,742
Century Casinos, Inc.(b)	6,815	28,282
Cheesecake Factory, Inc.(a)	6,354	145,634
Chipotle Mexican Grill, Inc.(b)	172	181,006
Churchill Downs, Inc.(a)	3,285	437,398
Chuy’s Holdings, Inc.(a)(b)	2,319	34,507
Compass Group PLC	4,240	58,336
Cracker Barrel Old Country Store, Inc.	1,839	203,963
Crown Resorts Ltd.	5,532	37,266
Darden Restaurants, Inc.	3,747	283,910
Dave & Buster’s Entertainment, Inc.	3,646	48,601
Del Taco Restaurants, Inc.(b)	2,726	16,165
Denny’s Corp.(b)	4,517	45,622
Dine Brands Global, Inc.(a)	2,003	84,326
Domino’s Pizza, Inc.	289	106,768
Eldorado Resorts, Inc.(a)(b)	6,481	259,629
Everi Holdings, Inc.(b)	1,826	9,422
Evolution Gaming Group AB(c)	253	15,027
Extended Stay America, Inc.	5,808	64,991
Flutter Entertainment PLC(b)	115	15,183
Galaxy Entertainment Group Ltd.	4,000	27,439
Golden Entertainment, Inc.(a)(b)	1,856	16,556
GVC Holdings PLC	1,817	16,654
Hilton Grand Vacations, Inc.(b)	7,038	137,593
Hilton Worldwide Holdings, Inc.	746	54,794
InterContinental Hotels Group PLC	149	6,578
International Game Technology PLC(a)	16,316	145,212
J Alexander’s Holdings, Inc.(b)	5,547	27,291
Jack in the Box, Inc.	1,447	107,208
Kura Sushi USA, Inc., Class A(a)(b)	934	13,338
Las Vegas Sands Corp.	1,062	48,363
Marcus Corp.	1,787	23,713
Marriott International, Inc., Class A	853	73,128
Marriott Vacations Worldwide Corp.	1,653	135,893
McDonald’s Corp.	4,119	759,832
McDonald’s Holdings Co. Japan Ltd.	100	5,405
MGM Resorts International(a)	2,319	38,959
Nathan’s Famous, Inc.	79	4,443
OPAP SA	4,323	41,198
Oriental Land Co. Ltd.(a)	500	66,073
Papa John’s International, Inc.	2,055	163,188
Penn National Gaming, Inc.(a)(b)	12,650	386,331

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Playa Hotels & Resorts NV(b)	5,705	$20,652
PlayAGS, Inc.(b)	7,759	26,225
Red Robin Gourmet Burgers, Inc.(a)(b)	3,742	38,168
Red Rock Resorts, Inc., Class A(a)	4,093	44,655
Royal Caribbean Cruises Ltd.	360	18,108
Ruth’s Hospitality Group, Inc.	5,273	43,028
Sands China Ltd.	1,600	6,303
Scientific Games Corp., Class A(a)(b)	4,847	74,935
SeaWorld Entertainment, Inc.(a)(b)	1,058	15,669
Shake Shack, Inc., Class A(a)(b)	1,360	72,053
Sodexo SA	451	30,581
Starbucks Corp.	2,501	184,049
Tabcorp Holdings Ltd.	18,364	43,314
Target Hospitality Corp.(b)	18,608	31,448
Texas Roadhouse, Inc.(a)	10,653	560,028
TUI AG	665	3,151
Vail Resorts, Inc.	410	74,681
Whitbread PLC(b)	1,367	37,610
Wingstop, Inc.	2,513	349,232
Wyndham Destinations, Inc.	1,243	35,028
Wyndham Hotels & Resorts, Inc.	647	27,575
Wynn Resorts Ltd.	194	14,451
Yum! Brands, Inc.	3,276	284,717

		7,000,905

Household Durables — 0.7%
Barratt Developments PLC	7,123	43,779
Bassett Furniture Industries, Inc.(a)	8,949	65,775
Berkeley Group Holdings PLC	1,260	64,890
Cavco Industries, Inc.(b)	240	46,284
Century Communities, Inc.(a)(b)	3,698	113,381
D.R. Horton, Inc.	5,460	302,757
GoPro, Inc., Class A(b)	4,674	22,248
Green Brick Partners, Inc.(b)	18,929	224,309
Helen of Troy Ltd.(a)(b)	1,899	358,075
Hooker Furniture Corp.	3,527	68,600
iRobot Corp.(b)	1,785	149,762
KB Home	2,253	69,122
La-Z-Boy, Inc.	5,532	149,696
Lennar Corp., Class A	2,273	140,062
LG Electronics, Inc.	4,287	227,193
LGI Homes, Inc.(b)	1,036	91,199
MDC Holdings, Inc.(a)	17,162	612,683
Meritage Homes Corp.(b)	4,654	354,262
Merry Electronics Co. Ltd.	15,000	71,225
NVR, Inc.(b)	32	104,280
Panasonic Corp.	2,900	25,430
Persimmon PLC(b)	2,177	61,613
PulteGroup, Inc.	2,647	90,077
Purple Innovation, Inc.(b)	1,071	19,278
Skyline Champion Corp.(b)	1,080	26,287
Sonos, Inc.(b)	4,238	62,002
Sony Corp.	2,200	151,866
Taylor Wimpey PLC	23,403	41,307
TopBuild Corp.(a)(b)	2,803	318,897
TRI Pointe Group, Inc.(b)	872	12,810

		4,089,149

Household Products — 0.9%
Central Garden & Pet Co.(b)	790	28,432
Central Garden & Pet Co., Class A(b)	2,790	94,274
Church & Dwight Co., Inc.	2,970	229,581
Clorox Co.	2,971	651,748
Colgate-Palmolive Co.	8,474	620,805
Essity AB, Class B(b)	2,289	74,213

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Henkel AG & Co. KGaA	547	$45,762
Hindustan Unilever Ltd.	24,673	713,315
Kimberly-Clark Corp.	1,109	156,757
Kimberly-Clark de Mexico SAB de CV, Class A	64,365	100,477
Oil-Dri Corp. of America	1,091	37,858
Procter & Gamble Co.	16,636	1,989,167
Reckitt Benckiser Group PLC	1,952	179,581
Svenska Cellulosa AB SCA, B Shares, Class B(b)	1,255	15,011
Unicharm Corp.	400	16,405
WD-40 Co.(a)	730	144,759

		5,098,145

Independent Power and Renewable Electricity Producers — 0.1%
Clearway Energy, Inc., Class C	598	13,790
Electricity Generating PCL — NVDR	13,200	106,234
Meridian Energy Ltd.	29,631	92,369
Ormat Technologies, Inc.	1,832	116,313
Sunnova Energy International, Inc.(b)	1,844	31,477
TerraForm Power, Inc., Class A	1,261	23,253
Uniper SE	1,345	43,402
Vivint Solar, Inc.(b)	1,988	19,681

		446,519

Industrial Conglomerates — 0.4%
3M Co.	2,556	398,710
Alfa SAB de CV, Series A	69,634	39,233
Carlisle Cos., Inc.(a)	1,716	205,354
CITIC Ltd.	179,000	169,027
DCC PLC	539	44,976
General Electric Co.	19,301	131,826
Honeywell International, Inc.	4,749	686,658
Investment AB Latour, — B Shares	1,203	21,842
Keihan Holdings Co. Ltd.	600	26,796
Keppel Corp. Ltd.	19,300	83,124
LG Corp.	677	40,404
NWS Holdings Ltd.	11,000	9,568
Raven Industries, Inc.	1,912	41,127
Roper Technologies, Inc.	384	149,092
Seibu Holdings, Inc.	500	5,446
Siemens AG, Registered Shares	1,973	232,690
Smiths Group PLC	1,501	26,240
Standex International Corp.(a)	1,474	84,829
Toshiba Corp.	1,100	35,288

		2,432,230

Insurance — 2.1%
Admiral Group PLC	323	9,160
Aflac, Inc.	8,533	307,444
AIA Group Ltd.	21,600	202,124
Alleghany Corp.	144	70,436
Allianz SE, Registered Shares	1,039	212,312
Allstate Corp.	1,408	136,562
Ambac Financial Group, Inc.(b)	1,501	21,494
American International Group, Inc.	1,139	35,514
American National Insurance Co.	478	34,449
AMP Ltd.(b)	6,304	8,157
Aon PLC, Class A	588	113,249
Arch Capital Group Ltd.(b)	926	26,530
Argo Group International Holdings Ltd.	3,542	123,368
Arthur J Gallagher & Co.	322	31,392
Assicurazioni Generali SpA	3,933	59,743
Aviva PLC	15,669	53,108
AXA SA	5,040	106,056
Brown & Brown, Inc.	8,674	353,552
BRP Group, Inc., Class A(b)	2,005	34,626
Cathay Financial Holding Co. Ltd.	180,476	256,725

Security	Shares	Value

Insurance (continued)
China Life Insurance Co. Ltd., Class H	506,000	$1,020,988
China Pacific Insurance Group Co. Ltd., Class H	113,200	304,246
China Reinsurance Group Corp., Class H	368,000	37,702
Cincinnati Financial Corp.(a)	6,107	391,031
CNO Financial Group, Inc.	27,447	427,350
Dai-ichi Life Holdings, Inc.	1,200	14,364
Direct Line Insurance Group PLC	3,638	12,198
eHealth, Inc.(a)(b)	1,481	145,493
Employers Holdings, Inc.	6,128	184,759
Enstar Group Ltd.(b)	360	54,997
Everest Re Group Ltd.	55	11,341
FedNat Holding Co.(a)	5,942	65,778
Fidelity National Financial, Inc.	1,399	42,893
First American Financial Corp.	1,361	65,355
Fubon Financial Holding Co. Ltd.	498,000	743,522
Genworth Financial, Inc., Class A(b)	22,914	52,931
Gjensidige Forsikring ASA(b)	3,878	71,651
Globe Life, Inc.	427	31,696
Hallmark Financial Services, Inc.(b)	6,477	22,605
Hannover Rueck SE	127	21,949
Hanover Insurance Group, Inc.	1,399	141,761
Hartford Financial Services Group, Inc.	671	25,867
HCI Group, Inc.(a)	1,089	50,290
Heritage Insurance Holdings, Inc.	10,732	140,482
Insurance Australia Group Ltd.	5,535	22,214
Investors Title Co.	19	2,305
Japan Post Holdings Co. Ltd.	5,100	36,397
Kinsale Capital Group, Inc.	892	138,447
Legal & General Group PLC	17,738	48,358
Markel Corp.(b)	36	33,234
Marsh & McLennan Cos., Inc.	3,845	412,838
Medibank Pvt Ltd.	3,222	6,680
MetLife, Inc.	240	8,765
MS&AD Insurance Group Holdings, Inc.	400	11,015
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	291	75,775
National General Holdings Corp.	17,872	386,214
New China Life Insurance Co. Ltd., Class A	13,100	82,399
New China Life Insurance Co. Ltd., Class H	36,000	121,404
Old Mutual Ltd.	385,058	268,383
PICC Property & Casualty Co. Ltd., Class H	330,000	274,252
Ping An Insurance Group Co. of China Ltd., Class H	114,000	1,136,465
Poste Italiane SpA(c)	794	6,936
Principal Financial Group, Inc.	381	15,827
ProAssurance Corp.	3,334	48,243
Progressive Corp.	2,988	239,369
Protective Insurance Corp., Class B	4,721	71,145
Prudential Financial, Inc.	8,164	497,188
Prudential PLC	7,391	111,368
QBE Insurance Group Ltd.	4,113	25,382
Reinsurance Group of America, Inc.	1,166	91,461
RLI Corp.	3,405	279,551
RSA Insurance Group PLC	2,442	12,367
Samsung Life Insurance Co. Ltd.	1,107	41,621
Selective Insurance Group, Inc.	2,801	147,725
Sompo Holdings, Inc.	400	13,770
Sony Financial Holdings, Inc.	100	2,415
State Auto Financial Corp.	639	11,406
Suncorp Group Ltd.	2,024	13,006
Swiss Re AG	439	34,038
Third Point Reinsurance Ltd.(b)	7,438	55,859
Tokio Marine Holdings, Inc.	1,400	61,282
Travelers Cos., Inc.	1,513	172,558
Trupanion, Inc.(a)(b)	2,434	103,907

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
United Fire Group, Inc.	2,700	$74,817
United Insurance Holdings Corp.	7,811	61,082
Universal Insurance Holdings, Inc.(a)	2,269	40,275
Unum Group	6,013	99,756
W.R. Berkley Corp.	169	9,682
Watford Holdings Ltd.(b)	7,380	123,172
Willis Towers Watson PLC	811	159,726
Zurich Insurance Group AG	302	107,008

		12,074,337

Interactive Media & Services — 4.4%
58.com, Inc. — ADR(b)	4,482	241,759
Alphabet, Inc., Class A(b)	2,600	3,686,930
Alphabet, Inc., Class C(b)	2,292	3,239,994
Auto Trader Group PLC(c)	3,567	23,224
Autohome, Inc. — ADR(a)	1,343	101,396
Baidu, Inc. — ADR(b)	6,832	819,088
Cargurus, Inc.(b)	4,734	120,007
Cars.com, Inc.(b)	2,596	14,953
Eventbrite, Inc., Class A(b)	2,390	20,482
EverQuote, Inc., Class A(b)	782	45,481
Facebook, Inc., Class A(b)	16,355	3,713,730
IAC/InterActiveCorp.(b)	230	74,382
JOYY, Inc., ADR(b)	1,315	116,443
Kakao Corp.	422	94,698
Match Group, Inc.(a)(b)	69	7,386
Momo, Inc., ADR	2,748	48,035
NAVER Corp.	4,786	1,076,770
Pinterest, Inc., Class A(a)(b)	3,010	66,732
REA Group Ltd.	303	22,832
Snap, Inc., Class A(a)(b)	2,397	56,306
Tencent Holdings Ltd.	173,200	11,098,287
TrueCar, Inc.(a)(b)	27,262	70,336
Twitter, Inc.(b)	9,965	296,857
Yelp, Inc.(a)(b)	7,724	178,656
Z Holdings Corp.	4,500	22,085
Zillow Group, Inc., Class C(b)	344	19,818
ZoomInfo Technologies, Inc., Class A(b)	9,094	464,067

		25,740,734

Internet & Direct Marketing Retail — 5.1%
1-800-Flowers.com, Inc., Class A(b)	5,852	117,157
Alibaba Group Holding Ltd.(b)	24,300	655,706
Alibaba Group Holding Ltd. — ADR(b)	44,136	9,520,135
Amazon.com, Inc.(b)	3,583	9,884,852
Booking Holdings, Inc.(b)	191	304,137
Delivery Hero SE(b)(c)	200	20,553
eBay, Inc.	5,499	288,423
Etsy, Inc.(b)	1,056	112,179
Expedia Group, Inc.	713	58,609
GrubHub, Inc.(a)(b)	502	35,291
JD.com, Inc. — ADR(b)	29,665	1,785,240
Just Eat Takeaway.com NV(b)(c)	116	12,125
Leaf Group Ltd.(b)	6,595	24,204
Meituan Dianping, Class B(b)	102,200	2,283,798
MercadoLibre, Inc.(b)	151	148,851
Naspers Ltd., Class N	14,515	2,667,571
Ocado Group PLC(b)	1,095	27,518
Overstock.com, Inc.(b)	4,268	121,339
PetMed Express, Inc.(a)	857	30,543
Pinduoduo, Inc., ADR(b)	7,046	604,829
Prosus NV(b)	1,367	127,074
Quotient Technology, Inc.(b)	1,925	14,091
Rakuten, Inc.	500	4,416
RealReal, Inc.(a)(b)	7,610	97,332

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Shutterstock, Inc.	4,286	$149,881
Stamps.com, Inc.(b)	1,251	229,796
Stitch Fix, Inc., Class A(b)	2,707	67,513
TripAdvisor, Inc.	258	4,905
Vipshop Holdings Ltd. — ADR(b)	5,052	100,585
Wayfair, Inc., Class A(b)	871	172,118
Zalando SE(b)(c)	277	19,650

		29,690,421

IT Services — 3.1%
Accenture PLC, Class A	3,203	687,748
Adyen NV(b)(c)	31	45,120
Afterpay Ltd.(b)	602	25,999
Akamai Technologies, Inc.(b)	308	32,984
Alliance Data Systems Corp.	419	18,905
Amadeus IT Group SA	582	30,556
Automatic Data Processing, Inc.	6,725	1,001,285
Black Knight, Inc.(b)	685	49,704
Booz Allen Hamilton Holding Corp.	458	35,628
Broadridge Financial Solutions, Inc.	315	39,750
Cardtronics PLC, Class A(a)(b)	1,007	24,148
Chinasoft International, Ltd.(b)	74,000	40,770
Cognizant Technology Solutions Corp., Class A	3,625	205,973
Conduent, Inc.(b)	16,782	40,109
CSG Systems International, Inc.	8,915	368,992
DXC Technology Co.	4,385	72,353
EPAM Systems, Inc.(b)	42	10,584
ExlService Holdings, Inc.(b)	812	51,481
Fidelity National Information Services, Inc.	3,297	442,095
Fiserv, Inc.(b)	9,923	968,683
FleetCor Technologies, Inc.(b)	174	43,766
Fujitsu Ltd.	500	58,542
Gartner, Inc.(b)	187	22,689
Global Payments, Inc.	1,042	176,744
GoDaddy, Inc., Class A(b)	494	36,225
Hackett Group, Inc.	20,356	275,620
HCL Technologies Ltd.	77,696	573,389
Infosys Ltd.	86,632	842,124
Infosys Ltd. — ADR(a)	15,886	153,459
International Business Machines Corp.	2,056	248,303
International Money Express, Inc.(b)	7,453	92,864
Itochu Techno-Solutions Corp.	900	33,846
Jack Henry & Associates, Inc.(a)	482	88,703
Limelight Networks, Inc.(a)(b)	3,498	25,745
LiveRamp Holdings, Inc.(a)(b)	7,137	303,108
ManTech International Corp., Class A	7,251	496,621
Mastercard, Inc., Class A	6,503	1,922,937
MAXIMUS, Inc.	3,285	231,428
Mindtree Ltd.	9,716	119,201
Mphasis Ltd.	12,282	143,297
NEC Corp.	400	19,218
Nexi SpA(b)(c)	2,869	49,750
NIC, Inc.	717	16,462
Nomura Research Institute Ltd.	900	24,582
Obic Co. Ltd.	200	35,248
Okta, Inc.(b)	293	58,667
Otsuka Corp.	500	26,408
Paychex, Inc.	6,988	529,341
PayPal Holdings, Inc.(b)	12,212	2,127,697
Perficient, Inc.(b)	4,979	178,149
Perspecta, Inc.	4,877	113,293
Repay Holdings Corp.(b)	1,170	28,817
Samsung SDS Co. Ltd.	343	48,516
Science Applications International Corp.	1,876	145,728
SCSK Corp.	200	9,785

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services (continued)
Square, Inc., Class A(b)	1,196	$125,508
Tata Consultancy Services Ltd.	31,284	861,171
Tech Mahindra Ltd.	26,445	190,275
Teradata Corp.(a)(b)	23	478
TIS, Inc.	400	8,469
Twilio, Inc., Class A(b)	335	73,506
VeriSign, Inc.(b)	297	61,429
Verra Mobility Corp.(b)	12,938	133,003
Virtusa Corp.(b)	1,236	40,133
Visa, Inc., Class A	15,101	2,917,060
Wipro Ltd.	21,346	62,312
Wix.com Ltd.(b)	82	21,010
Worldline SA(b)(c)	245	21,361

		18,008,854

Leisure Products — 0.1%
Callaway Golf Co.(a)	5,470	95,780
Hasbro, Inc.	201	15,065
HLB, Inc.(b)	658	50,844
Malibu Boats, Inc., Class A(b)	2,777	144,265
Nautilus, Inc.(b)	2,183	20,236
Peloton Interactive, Inc., Class A(b)	638	36,857
Polaris, Inc.	59	5,460
YETI Holdings, Inc.(b)	4,590	196,131

		564,638

Life Sciences Tools & Services — 0.8%
Accelerate Diagnostics, Inc.(a)(b)	2,436	36,930
Adaptive Biotechnologies Corp.(b)	1,203	58,201
Agilent Technologies, Inc.	3,746	331,034
Avantor, Inc.(b)	1,331	22,627
Bio-Rad Laboratories, Inc., Class A(b)	61	27,541
Divi’s Laboratories Ltd.	1,385	41,832
Eurofins Scientific SE(b)	15	9,461
Fluidigm Corp.(b)	7,531	30,199
Genscript Biotech Corp.(b)	16,000	33,089
Illumina, Inc.(b)	437	161,843
IQVIA Holdings, Inc.(b)	621	88,108
Lonza Group AG, Registered Shares	156	82,633
Luminex Corp.	3,688	119,971
Medpace Holdings, Inc.(b)	3,596	334,500
Mettler-Toledo International, Inc.(b)	108	86,999
NanoString Technologies, Inc.(b)	3,044	89,341
NeoGenomics, Inc.(a)(b)	10,685	331,021
Pacific Biosciences of California, Inc.(a)(b)	19,729	68,065
PerkinElmer, Inc.	310	30,408
Personalis, Inc.(a)(b)	5,399	70,025
PRA Health Sciences, Inc.(b)	421	40,959
QIAGEN NV(b)	528	22,744
Repligen Corp.(b)	1,765	218,172
Samsung Biologics Co. Ltd.(b)(c)	377	244,581
Sartorius Stedim Biotech	70	17,748
Syneos Health, Inc.(b)	3,140	182,905
Thermo Fisher Scientific, Inc.	2,567	930,127
Waters Corp.(b)	461	83,164
WuXi AppTec Co. Ltd., Class A	16,753	228,945
WuXi AppTec Co. Ltd., Class H(c)	39,940	521,603
Wuxi Biologics Cayman, Inc.(b)(c)	19,500	357,934

		4,902,710

Machinery — 1.5%
AGCO Corp.	1,851	102,656
Albany International Corp., Class A	998	58,593
Alfa Laval AB(b)	391	8,625
Altra Industrial Motion Corp.	3,237	103,131
ANDRITZ AG(a)(b)	170	6,198

Security	Shares	Value

Machinery (continued)
Atlas Copco AB, A Shares	1,960	$83,467
Atlas Copco AB, Class B	1,888	70,154
Blue Bird Corp.(b)	9,047	135,614
Briggs & Stratton Corp.	22,202	29,085
Caterpillar, Inc.	721	91,206
Chart Industries, Inc.(b)	1,871	90,725
CIRCOR International, Inc.(b)	1,328	33,837
Columbus McKinnon Corp.	1,935	64,726
Commercial Vehicle Group, Inc.(a)(b)	8,794	25,415
Cummins, Inc.	82	14,207
Deere & Co.	3,145	494,237
Doosan Bobcat, Inc.	41	912
Douglas Dynamics, Inc.	798	28,026
Dover Corp.	497	47,990
Electrolux Professional AB, Class B(b)	262	960
EnPro Industries, Inc.(a)	744	36,672
Epiroc AB, Class A	4,736	59,344
Epiroc AB, Class B	2,426	29,794
ESCO Technologies, Inc.	8,437	713,180
Evoqua Water Technologies Corp.(b)	13,696	254,746
FANUC Corp.	300	53,781
Fortive Corp.	1,200	81,192
GEA Group AG	307	9,744
Gencor Industries, Inc.(b)	6,972	88,126
Graco, Inc.	314	15,069
Graham Corp.	377	4,803
Greenbrier Cos., Inc.(a)	1,399	31,827
Helios Technologies, Inc.	1,363	50,772
Hillenbrand, Inc.	6,561	177,606
IDEX Corp.	121	19,123
Illinois Tool Works, Inc.	5,815	1,016,753
Ingersoll Rand, Inc.(b)	881	24,774
Jiangsu Hengli Hydraulic Co. Ltd., Class A	5,900	67,276
John Bean Technologies Corp.	2,054	176,685
Kadant, Inc.	161	16,045
Kennametal, Inc.	3,236	92,906
KION Group AG	378	23,273
Knorr-Bremse AG	78	7,916
Kone OYJ, Class B	634	43,727
Middleby Corp.(a)(b)	269	21,235
Miller Industries, Inc.	9,838	292,877
MISUMI Group, Inc.	400	10,043
Mueller Water Products, Inc., Class A(a)	7,930	74,780
Navistar International Corp.(b)	1,381	38,944
Nordson Corp.	59	11,193
Oshkosh Corp.(a)	3,271	234,269
Otis Worldwide Corp.	1,119	63,626
PACCAR, Inc.	147	11,003
Parker-Hannifin Corp.	403	73,858
Pentair PLC	1,085	41,219
Proto Labs, Inc.(a)(b)	1,757	197,610
RBC Bearings, Inc.(b)	1,606	215,268
Rexnord Corp.	13,725	400,084
Sandvik AB(b)	5,048	95,032
Sany Heavy Industry Co. Ltd., Class A	115,800	309,026
Schindler Holding AG, Participation Certificates	89	21,063
Schindler Holding AG, Registered Shares	108	25,604
SMC Corp.	100	51,392
Snap-on, Inc.(a)	1,448	200,562
Spirax-Sarco Engineering PLC	662	81,499
SPX Corp.(b)	4,265	175,505
SPX FLOW, Inc.(a)(b)	1,007	37,702
Stanley Black & Decker, Inc.	549	76,520
Tennant Co.	1,210	78,662

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Terex Corp.	5,316	$99,781
Toro Co.	2,988	198,224
Volvo AB, Class B(b)	1,704	26,812
Wabash National Corp.	9,906	105,202
Watts Water Technologies, Inc., Class A	240	19,440
Welbilt, Inc.(b)	10,378	63,202
Xylem, Inc.	6,211	403,466
Zhejiang Dingli Machinery Co. Ltd., Class A	5,320	57,356
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	240,398	219,674
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H(b)	162,000	125,428

		8,742,059

Media — 0.8%
Altice USA, Inc., Class A(b)	5,345	120,476
AMC Networks, Inc., Class A(b)	1,547	36,184
Cable One, Inc.	75	133,114
Cardlytics, Inc.(a)(b)	1,445	101,121
Charter Communications, Inc., Class A(b)	334	170,353
Cheil Worldwide, Inc.	1,481	20,441
Comcast Corp., Class A	27,974	1,090,427
Cumulus Media, Inc., Class A(a)(b)	4,335	17,123
Discovery, Inc., Class A(a)(b)	3,704	78,154
Discovery, Inc., Class C(b)	1,026	19,761
DISH Network Corp., Class A(a)(b)	1,365	47,106
Emerald Holding, Inc.	7,770	23,932
Entercom Communications Corp., Class A	25,491	35,178
Entravision Communications Corp., Class A	26,561	37,982
Eros International PLC(a)(b)	5,775	18,249
EW Scripps Co., Class A(a)	7,234	63,298
Fox Corp., Class A	1,209	32,425
Fox Corp., Class B(b)	319	8,562
Gray Television, Inc.(b)	7,794	108,726
iHeartMedia, Inc., Class A(b)	16,732	139,712
IMAX Corp.(b)	5,762	64,592
Informa PLC	7,700	44,519
Interpublic Group of Cos., Inc.	15,303	262,600
ITV PLC	9,128	8,436
Liberty Broadband Corp., Class C(b)	110	13,636
Liberty Global PLC, Class A(b)	290	6,339
Liberty Global PLC, Class C(b)	986	21,209
Liberty Latin America Ltd., Class C(b)	11,341	107,059
Liberty Media Corp. — Liberty SiriusXM, Class A(b)	20	690
Marchex, Inc., Class B(a)(b)	5,595	8,840
McClatchy Co., Class A(b)	3,156	410
MDC Partners, Inc., Class A(b)	16,546	34,416
Meredith Corp.	3,146	45,774
MSG Networks, Inc., Class A(b)	5,331	53,044
MultiChoice Group(b)	16,792	102,687
National CineMedia, Inc.	10,016	29,748
Nexstar Media Group, Inc., Class A	1,338	111,977
Omnicom Group, Inc.	1,461	79,771
Pearson PLC	3,361	23,926
Publicis Groupe SA	163	5,295
Reading International, Inc., Class A(b)	10,972	46,631
Schibsted ASA, Class B(b)	1,500	35,431
Scholastic Corp.	1,671	50,030
Sirius XM Holdings, Inc.(a)	64,796	380,353
TechTarget, Inc.(b)	8,079	242,612
TEGNA, Inc.	16,088	179,220
Townsquare Media, Inc., Class A	5,418	24,219
ViacomCBS, Inc., Class B(a)	3,967	92,511
WPP PLC	6,621	51,619

		4,429,918

Security	Shares	Value

Metals & Mining — 1.9%
Agnico Eagle Mines Ltd.	87	$5,571
Alcoa Corp.(b)	14,033	157,731
Allegheny Technologies, Inc.(b)	3,732	38,029
Alumina Ltd.	5,182	5,906
Anglo American Platinum Ltd.	6,046	440,014
Anglo American PLC	21,048	489,815
AngloGold Ashanti Ltd.	9,748	286,808
AngloGold Ashanti Ltd., — ADR	8,791	259,247
ArcelorMittal SA(b)	1,301	13,780
Arconic Corp.(b)	234	3,260
B2Gold Corp.	1,911	10,867
Baoshan Iron & Steel Co. Ltd., Class A	419,860	271,939
Boliden AB	1,110	25,459
Carpenter Technology Corp.(a)	2,634	63,954
China Molybdenum Co. Ltd., Class H	90,000	29,714
Cleveland-Cliffs, Inc.(a)	25,081	138,447
Coeur Mining, Inc.(b)	11,210	56,947
Commercial Metals Co.(a)	7,847	160,079
Compass Minerals International, Inc.	477	23,254
Eregli Demir ve Celik Fabrikalari TAS	32,863	41,142
Evolution Mining Ltd.	7,858	31,216
Evraz PLC	2,472	8,758
First Quantum Minerals Ltd.	2,252	17,948
Fortescue Metals Group Ltd.	7,967	77,453
Glencore PLC(b)	48,086	102,433
Gold Fields Ltd.	37,630	355,310
Gold Fields Ltd. — ADR	22,006	206,856
Hecla Mining Co.	16,854	55,113
Hindalco Industries Ltd.	147,190	288,238
Hochschild Mining PLC	52,450	126,744
Impala Platinum Holdings Ltd.	23,694	159,569
Industrias Penoles SAB de CV	3	31
Kaiser Aluminum Corp.	168	12,368
Kirkland Lake Gold Ltd.	503	20,711
Korea Zinc Co. Ltd.	848	237,606
Koza Altin Isletmeleri AS(b)	19,963	243,172
Koza Anadolu Metal Madencilik Isletmeleri AS(b)	46,004	89,947
Kumba Iron Ore Ltd.	3,634	97,176
Magnitogorsk Iron & Steel Works PJSC	517,577	269,828
Materion Corp.	4,900	301,301
Mayville Engineering Co., Inc.(b)	1,307	10,325
MMC Norilsk Nickel PJSC	2,684	707,542
MMC Norilsk Nickel PJSC, ADR	4,743	123,975
National Aluminium Co. Ltd.	179,739	76,355
Newcrest Mining Ltd.	423	9,380
Newmont Corp.	2,499	154,288
Nippon Steel Corp.	3,000	28,348
Norsk Hydro ASA(b)	4,008	11,182
Northam Platinum Ltd.(b)	1,848	12,464
Northern Star Resources Ltd.	2,645	24,945
Novagold Resources, Inc.(b)	27,714	254,414
Nucor Corp.	3,538	146,509
Olympic Steel, Inc.	3,046	35,790
POSCO	8,346	1,215,649
Reliance Steel & Aluminum Co.	1,383	131,288
Rio Tinto Ltd.	1,171	80,183
Rio Tinto PLC	3,961	222,911
Royal Gold, Inc.	427	53,085
Ryerson Holding Corp.(b)	10,684	60,151
Schnitzer Steel Industries, Inc., Class A(a)	19,431	342,763
Severstal PJSC	21,125	257,175
Shandong Gold Mining Co. Ltd., Class H(c)	19,000	40,351
Sibanye Stillwater Ltd.(b)	21,414	46,496
Southern Copper Corp.	1,750	69,597

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Steel Dynamics, Inc.	6,965	$181,717
Sumitomo Metal Mining Co. Ltd.	800	22,536
SunCoke Energy, Inc.	11,509	34,067
Tata Steel Ltd.	13,933	61,004
TimkenSteel Corp.(b)	15,164	58,988
U.S. Silica Holdings, Inc.	9,168	33,096
United States Steel Corp.	10,748	77,601
Vale SA	86,704	891,577
Worthington Industries, Inc.	3,677	137,152
Zijin Mining Group Co. Ltd., Class A	456,100	287,813
Zijin Mining Group Co. Ltd., Class H	578,000	273,062

		11,397,520

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AG Mortgage Investment Trust, Inc.	4,790	15,280
AGNC Investment Corp.	1,438	18,550
Annaly Capital Management, Inc.	5,103	33,476
Blackstone Mortgage Trust, Inc., Class A(a)	7,560	182,120
Colony Credit Real Estate, Inc.	8,843	62,078
Ellington Financial, Inc.	2,677	31,535
Exantas Capital Corp.	8,787	23,286
Granite Point Mortgage Trust, Inc.(a)	6,160	44,229
Great Ajax Corp.	5,007	46,064
Invesco Mortgage Capital, Inc.(a)	22,246	83,200
KKR Real Estate Finance Trust, Inc.(a)	2,914	48,314
Ready Capital Corp.	4,505	39,149
TPG RE Finance Trust, Inc.	5,919	50,903
Two Harbors Investment Corp.(a)	22,786	114,842
Western Asset Mortgage Capital Corp.	8,637	23,665

		816,691

Multi-Utilities — 0.4%
Ameren Corp.	2,433	171,186
Avista Corp.	8,072	293,740
Black Hills Corp.	4,419	250,381
CMS Energy Corp.	12,880	752,450
Consolidated Edison, Inc.	3,608	259,523
E.ON SE	6,775	76,474
Engie SA(b)	6,927	85,908
National Grid PLC	12,035	146,832
NorthWestern Corp.	4,355	237,435
Public Service Enterprise Group, Inc.	3,426	168,422
Sempra Energy	418	49,002
Suez SA	2,369	27,844

		2,519,197

Multiline Retail — 0.3%
Big Lots, Inc.(a)	4,800	201,600
Canadian Tire Corp. Ltd., Class A	230	19,930
Dillard’s, Inc., Class A(a)	2,118	54,623
Dollar General Corp.	1,472	280,431
Dollar Tree, Inc.(b)	1,639	151,903
Dollarama, Inc.	255	8,482
Kohl’s Corp.	1,224	25,423
Macy’s, Inc.(a)	1,982	13,636
Marks & Spencer Group PLC	4,140	5,077
Next PLC	1,011	61,211
Nordstrom, Inc.(a)	1,153	17,860
Pan Pacific International Holdings Corp.	900	19,815
Target Corp.	5,308	636,588
Wesfarmers Ltd.	5,552	172,624

		1,669,203

Oil, Gas & Consumable Fuels — 2.6%
Aker BP ASA	313	5,792
Amyris, Inc.(b)	4,544	19,403

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Antero Resources Corp.(b)	21,342	$54,209
Apache Corp.	1,866	25,191
Ardmore Shipping Corp.	8,302	36,031
BP PLC	49,874	191,069
Brigham Minerals, Inc., Class A	6,883	85,005
Cabot Oil & Gas Corp.	1,250	21,475
Cheniere Energy, Inc.(b)	2,118	102,342
Chevron Corp.	11,786	1,051,665
China Petroleum & Chemical Corp., Class H	108,000	45,172
CNOOC Ltd.	418,000	469,133
CNX Resources Corp.(a)(b)	10,576	91,482
Concho Resources, Inc.	1,863	95,945
ConocoPhillips	8,715	366,204
Continental Resources, Inc.(a)	4,750	83,268
Contura Energy, Inc.(a)(b)	8,009	24,347
Cosan SA	14,348	187,117
CVR Energy, Inc.(a)	2,696	54,217
Delek US Holdings, Inc.(a)	8,757	152,459
Devon Energy Corp.	3,010	34,133
DHT Holdings, Inc.	7,819	40,111
Diamondback Energy, Inc.	336	14,052
Energy Absolute PCL — NVDR	70,900	90,729
Eni SpA	6,183	59,270
EOG Resources, Inc.	8,452	428,178
Equinor ASA	7,214	103,923
Evolution Petroleum Corp.(a)	44,178	123,698
Exxon Mobil Corp.	22,284	996,541
GasLog Ltd.(a)	13,647	38,348
Gazprom PJSC — ADR	30,690	165,724
Golar LNG Ltd.(a)	6,577	47,617
Green Plains, Inc.	2,499	25,527
GS Holdings Corp.	2,707	81,996
Hess Corp.	1,428	73,985
HollyFrontier Corp.	229	6,687
International Seaways, Inc.	927	15,147
Kinder Morgan, Inc.	13,657	207,177
Kosmos Energy Ltd.	17,850	29,631
Lukoil PJSC	20,963	1,563,139
Lukoil PJSC — ADR	16,029	1,191,501
Magnolia Oil & Gas Corp., Class A(a)(b)	16,608	100,645
Marathon Oil Corp.	20,351	124,548
Marathon Petroleum Corp.	2,399	89,675
Matador Resources Co.(b)	9,206	78,251
MOL Hungarian Oil & Gas PLC(b)	9,973	58,962
Noble Energy, Inc.	24,614	220,541
Nordic American Tankers Ltd.(a)	16,999	69,016
Novatek PJSC — GDR	2,135	302,620
Occidental Petroleum Corp.	2,897	53,015
Oil & Natural Gas Corp. Ltd.	146,088	158,627
OMV AG	227	7,660
ONEOK, Inc.	3,637	120,821
Ovintiv, Inc.(a)	8,397	80,191
Par Pacific Holdings, Inc.(b)	5,970	53,670
PBF Energy, Inc., Class A(a)	13,259	135,772
PDC Energy, Inc.(b)	8,415	104,683
PetroChina Co. Ltd., ADR	2,535	83,832
PetroChina Co. Ltd., Class H	1,074,000	359,136
Petronet LNG Ltd.	64,362	220,264
Phillips 66	4,320	310,608
Pioneer Natural Resources Co.	779	76,108
Polski Koncern Naftowy ORLEN SA	22,201	352,808
PTT PCL — NVDR	119,500	147,510
Range Resources Corp.	5,032	28,330
Reliance Industries Ltd.	67,809	1,542,412

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Renewable Energy Group, Inc.(a)(b)	831	$20,592
Repsol SA	865	7,643
Sasol Ltd.(b)	10,716	82,286
Scorpio Tankers, Inc.(a)	3,568	45,706
SFL Corp. Ltd.(a)	5,517	51,253
SM Energy Co.	9,052	33,945
Southwestern Energy Co.(b)	25,758	65,940
Talos Energy, Inc.(a)(b)	2,906	26,735
Tatneft PJSC	42,352	331,226
Teekay Corp.(b)	6,885	16,524
Teekay Tankers Ltd., Class A(b)	881	11,294
TOTAL SA	5,409	208,562
Ultrapar Participacoes SA	90,097	304,515
Ultrapar Participacoes SA — Sponsored ADR(a)	21,994	74,560
Valero Energy Corp.(a)	3,680	216,458
Williams Cos., Inc.	11,234	213,671
Woodside Petroleum Ltd.	1,344	20,311
World Fuel Services Corp.	2,463	63,447
YPF SA, ADR(a)	22,974	132,101

		15,305,114

Paper & Forest Products — 0.2%
Boise Cascade Co.	16,705	628,275
Domtar Corp.	7,060	149,037
Louisiana-Pacific Corp.	4,978	127,686
Mondi PLC	1,630	30,489
Neenah, Inc.	1,401	69,293
Nine Dragons Paper Holdings Ltd.	334,000	305,376
Oji Holdings Corp.	1,500	6,998

		1,317,154

Personal Products — 0.4%
Beiersdorf AG	738	83,921
BellRing Brands, Inc., Class A(b)	2,702	53,878
Dabur India Ltd.	71,159	439,508
Edgewell Personal Care Co.(b)	2,773	86,407
elf Beauty, Inc.(b)	2,246	42,831
Estee Lauder Cos., Inc., Class A	758	143,019
Godrej Consumer Products Ltd.	9,270	84,938
Hengan International Group Co. Ltd.	10,000	78,712
Inter Parfums, Inc.	985	47,428
Kao Corp.	1,400	111,101
Kobayashi Pharmaceutical Co. Ltd.	100	8,792
Kose Corp.	100	12,105
L’Oreal SA(b)	643	207,526
LG Household & Health Care Ltd.	59	66,128
Medifast, Inc.(a)	528	73,270
Natura & Co. Holding SA	25,669	188,337
Natural Health Trends Corp.	3	17
Pola Orbis Holdings, Inc.	700	12,221
Shiseido Co. Ltd.	900	57,349
Unilever NV	4,123	219,829
Unilever PLC	3,569	192,516
USANA Health Sciences, Inc.(b)	587	43,103

		2,252,936

Pharmaceuticals — 3.1%
Acer Therapeutics, Inc.(a)(b)	9,873	33,864
Aerie Pharmaceuticals, Inc.(b)	5,233	77,239
Amneal Pharmaceuticals, Inc.(b)	18,718	89,098
Amphastar Pharmaceuticals, Inc.(b)	14,775	331,847
Arvinas, Inc.(b)	949	31,829
Aspen Pharmacare Holdings Ltd.(b)	4,870	40,452
Assembly Biosciences, Inc.(b)	1,048	24,439
Astellas Pharma, Inc.	5,100	85,168
AstraZeneca PLC	3,279	341,260

Security	Shares	Value

Pharmaceuticals (continued)
Aurobindo Pharma Ltd.	18,476	$188,812
Axsome Therapeutics, Inc.(b)	1,433	117,907
Betta Pharmaceuticals Co. Ltd., Class A	10,300	204,233
Bristol-Myers Squibb Co.	17,052	1,002,658
Cara Therapeutics, Inc.(a)(b)	2,826	48,325
Catalent, Inc.(b)	441	32,325
Changchun High & New Technology Industry Group, Inc., Class A	800	49,254
China Medical System Holdings Ltd.	47,000	55,583
China Resources Pharmaceutical Group Ltd.(c)	187,500	108,611
Chugai Pharmaceutical Co. Ltd.	1,800	96,372
Cipla Ltd.	10,670	90,488
Corcept Therapeutics, Inc.(b)	10,097	169,832
CSPC Pharmaceutical Group Ltd.	331,200	627,255
Daiichi Sankyo Co. Ltd.	1,400	114,508
Dr. Reddy’s Laboratories Ltd.	7,684	402,486
Eisai Co. Ltd.	600	47,669
Elanco Animal Health, Inc.(b)	6,947	149,013
Eli Lilly & Co.	7,297	1,198,021
Eloxx Pharmaceuticals, Inc.(b)	4,356	13,199
Endo International PLC(b)	12,106	41,524
Evolus, Inc.(a)(b)	8,411	44,578
GlaxoSmithKline PLC	14,393	290,734
Glenmark Pharmaceuticals Ltd.	31,412	187,475
Hansoh Pharmaceutical Group Co. Ltd.(b)(c)	10,000	47,294
Heska Corp.(b)	295	27,485
Horizon Therapeutics PLC(b)	1,333	74,088
Hutchison China MediTech, Ltd., ADR(b)	1,077	29,704
Hypera SA	9,360	57,316
Innoviva, Inc.(a)(b)	8,937	124,939
Intersect ENT, Inc.(b)	8,972	121,481
Intra-Cellular Therapies, Inc.(b)	4,401	112,974
Ipca Laboratories Ltd.	5,721	126,984
Jazz Pharmaceuticals PLC(b)	157	17,323
Jiangsu Hengrui Medicine Co. Ltd., Class A	13,419	175,459
Johnson & Johnson	16,648	2,341,208
Jubilant Life Sciences Ltd.	6,936	60,553
Kalbe Farma Tbk PT	376,500	38,625
Kyowa Kirin Co. Ltd.	900	23,692
Livzon Pharmaceutical Group, Inc., Class A	20,500	139,593
Lupin Ltd.	3,858	46,616
Luye Pharma Group Ltd.(c)	46,500	28,590
Mallinckrodt PLC(b)	7,612	20,400
Menlo Therapeutics, Inc.(b)	6,748	11,674
Merck & Co., Inc.	24,943	1,928,842
Merck KGaA	439	51,121
Mylan NV(b)	1,767	28,413
MyoKardia, Inc.(a)(b)	3,002	290,053
NGM Biopharmaceuticals, Inc.(b)	6,334	125,033
Novo Nordisk A/S, Class B	3,423	223,001
Omeros Corp.(a)(b)	4,058	59,734
Ono Pharmaceutical Co. Ltd.	1,100	32,105
Otsuka Holdings Co. Ltd.	1,300	56,657
Pacira BioSciences, Inc.(a)(b)	5,678	297,925
Perrigo Co. PLC	385	21,279
Pfizer, Inc.	37,116	1,213,693
Prestige Consumer Healthcare, Inc.(b)	9,033	339,280
Provention Bio, Inc.(b)	1,294	18,258
Reata Pharmaceuticals, Inc., Class A(b)	491	76,606
Recordati SpA	278	13,911
Revance Therapeutics, Inc.(a)(b)	1,423	34,750
Richter Gedeon Nyrt	13,289	275,742
Roche Holding AG	1,678	581,342
Sanofi	2,750	280,458

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Santen Pharmaceutical Co. Ltd.	600	$11,046
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	10,000	33,526
Shionogi & Co. Ltd.	800	50,187
Sichuan Kelun Pharmaceutical Co. Ltd., Class A	3,800	11,299
Sino Biopharmaceutical Ltd.(a)	150,000	282,719
Sumitomo Dainippon Pharma Co. Ltd.	200	2,772
Sun Pharmaceutical Industries Ltd.	14,602	91,664
Supernus Pharmaceuticals, Inc.(b)	9,202	218,548
Taisho Pharmaceutical Holdings Co. Ltd.	200	12,273
Takeda Pharmaceutical Co. Ltd.	3,700	132,933
Teva Pharmaceutical Industries Ltd. — ADR(b)	4,186	51,613
TherapeuticsMD, Inc.(a)(b)	37,852	47,315
Theravance Biopharma, Inc.(b)	4,678	98,191
Tricida, Inc.(b)	2,478	68,095
UCB SA	213	24,718
Vifor Pharma AG	43	6,505
WaVe Life Sciences Ltd.(b)	1,773	18,457
Yuhan Corp.	815	34,528
Yunnan Baiyao Group Co. Ltd., Class A	2,599	34,591
Zhejiang NHU Co. Ltd., Class A	7,200	29,744
Zoetis, Inc.	5,839	800,177
Zogenix, Inc.(a)(b)	2,058	55,587

		18,026,747

Professional Services — 0.6%
ASGN, Inc.(a)(b)	7,350	490,098
Barrett Business Services, Inc.	362	19,233
CoStar Group, Inc.(b)	97	68,935
CRA International, Inc.	3,446	136,117
Equifax, Inc.	91	15,641
Exponent, Inc.	2,833	229,275
Franklin Covey Co.(b)	8,721	186,629
FTI Consulting, Inc.(b)	788	90,265
Huron Consulting Group, Inc.(b)	1,420	62,835
ICF International, Inc.	1,397	90,568
IHS Markit Ltd.	1,596	120,498
Insperity, Inc.	5,370	347,600
Intertek Group PLC	207	13,942
Kforce, Inc.	15,266	446,531
Korn Ferry	550	16,902
Nihon M&A Center, Inc.	100	4,548
Paylocity Holding Corp.(b)	1,400	204,246
Recruit Holdings Co. Ltd.	2,400	82,536
RELX PLC	1,697	39,278
Robert Half International, Inc.	3,717	196,369
SEEK Ltd.	576	8,812
SGS SA, Registered Shares	3	7,349
Teleperformance	352	89,648
TransUnion	597	51,963
TriNet Group, Inc.(b)	5,503	335,353
Upwork, Inc.(a)(b)	1,801	26,006
Verisk Analytics, Inc.	671	114,204

		3,495,381

Real Estate Management & Development — 0.4%
Aldar Properties PJSC	82,096	40,188
Alexander & Baldwin, Inc.	4,602	56,098
Aroundtown SA(b)	1,020	5,846
Ayala Land, Inc.	7,300	4,979
Azrieli Group Ltd.	1,093	49,816
CapitaLand Ltd.(b)	21,100	44,577
CareTrust REIT, Inc.	4,598	78,902
CBRE Group, Inc., Class A(b)	1,076	48,657
China Overseas Land & Investment Ltd.	34,000	103,817

Security	Shares	Value

Real Estate Management & Development (continued)
China Overseas Property Holdings, Ltd.	80,000	$85,285
China Resources Land Ltd.	18,000	68,799
China Vanke Co. Ltd., Class H	20,700	66,067
City Developments Ltd.	4,500	27,500
Country Garden Holdings Co. Ltd.	39,000	48,372
Cushman & Wakefield PLC(b)	6,018	74,984
Daiwa House Industry Co. Ltd.	1,200	28,338
Deutsche Wohnen SE, Bearer Shares	313	14,065
Emaar Properties PJSC(b)	94,788	71,612
Essential Properties Realty Trust, Inc.	8,092	120,085
FRP Holdings, Inc.(b)	487	19,762
Hemisphere Properties India Ltd.(b)	27,195	55,457
Jones Lang LaSalle, Inc.	127	13,139
Kennedy-Wilson Holdings, Inc.	9,289	141,379
Lendlease Group	1,523	13,164
Longfor Group Holdings Ltd.(c)	26,000	124,458
Marcus & Millichap, Inc.(b)	2,519	72,698
Mitsubishi Estate Co. Ltd.	2,400	35,764
Mitsui Fudosan Co. Ltd.	1,600	28,424
Multiplan Empreendimentos Imobiliarios SA	14,356	54,118
Newmark Group, Inc., Class A	5,116	24,864
Poly Developments and Holdings Group Co. Ltd., Class A	45,000	94,390
RE/MAX Holdings, Inc., Class A	9,459	297,296
Realogy Holdings Corp.(a)	9,122	67,594
Redfin Corp.(a)(b)	5,399	226,272
RMR Group, Inc., Class A(a)	4,809	141,721
Sumitomo Realty & Development Co. Ltd.	200	5,521
UOL Group Ltd.	2,100	10,325
Vonovia SE	904	55,255

		2,519,588

Road & Rail — 0.7%
AMERCO	305	92,168
Aurizon Holdings Ltd.	19,994	68,037
Avis Budget Group, Inc.(b)	3,819	87,417
Canadian National Railway Co.	510	45,121
Canadian Pacific Railway Ltd.	98	24,927
Central Japan Railway Co.	600	92,795
Covenant Transportation Group, Inc., Class A(b)	10,286	148,427
CSX Corp.	7,321	510,567
Daseke, Inc.(b)	3,795	14,914
East Japan Railway Co.	1,300	90,084
Hankyu Hanshin Holdings, Inc.	1,000	33,778
Heartland Express, Inc.	6,824	142,076
Hertz Global Holdings, Inc.(a)(b)	5,336	7,524
JB Hunt Transport Services, Inc.	733	88,209
Kansas City Southern	160	23,886
Keio Corp.	300	17,169
Keisei Electric Railway Co. Ltd.	900	28,206
Kintetsu Group Holdings Co. Ltd.	300	13,461
Knight-Swift Transportation Holdings, Inc.	1,187	49,510
Kyushu Railway Co.	500	12,992
Landstar System, Inc.	1,785	200,473
Lyft, Inc., Class A(b)	2,879	95,036
Marten Transport Ltd.	6,921	174,132
MTR Corp. Ltd.	3,500	18,203
Nagoya Railroad Co. Ltd.	600	16,911
Norfolk Southern Corp.	1,969	345,697
Odakyu Electric Railway Co. Ltd.	800	19,646
Old Dominion Freight Line, Inc.	697	118,204
Saia, Inc.(a)(b)	2,036	226,363
Tobu Railway Co. Ltd.	300	9,912
Tokyu Corp.	2,600	36,604
Uber Technologies, Inc.(b)	7,877	244,817

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail (continued)
Union Pacific Corp.	6,372	$1,077,314
Universal Logistics Holdings, Inc.	4,628	80,435
Werner Enterprises, Inc.	1,916	83,404
West Japan Railway Co.	700	39,262

		4,377,681

Semiconductors & Semiconductor Equipment — 4.0%
Advanced Energy Industries, Inc.(b)	1,728	117,141
Advanced Micro Devices, Inc.(b)	5,034	264,839
Advantest Corp.	500	28,535
Ambarella, Inc.(b)	7,610	348,538
Amkor Technology, Inc.(b)	24,289	298,998
Analog Devices, Inc.	3,179	389,873
Applied Materials, Inc.	14,008	846,784
ASML Holding NV	744	272,165
ASPEED Technology, Inc.	3,000	127,036
Axcelis Technologies, Inc.(b)	977	27,209
Broadcom, Inc.	2,192	691,817
Brooks Automation, Inc.(a)	4,000	176,960
Cabot Microelectronics Corp.	1,138	158,796
CEVA, Inc.(b)	711	26,606
Chipbond Technology Corp.(b)	140,000	307,238
Cirrus Logic, Inc.(b)	10,462	646,342
Diodes, Inc.(b)	294	14,906
DSP Group, Inc.(b)	347	5,510
eMemory Technology, Inc.	4,000	66,480
Faraday Technology Corp.	130,000	206,073
FormFactor, Inc.(b)	21,420	628,249
Ichor Holdings Ltd.(b)	1,085	28,839
Infineon Technologies AG	2,833	66,383
Inphi Corp.(b)	1,582	185,885
Intel Corp.	39,475	2,361,789
Kinsus Interconnect Technology Corp.	60,000	144,003
KLA Corp.	35	6,807
Lam Research Corp.(a)	363	117,416
Lattice Semiconductor Corp.(a)(b)	4,524	128,436
LONGi Green Energy Technology Co. Ltd., Class A	9,800	56,716
Marvell Technology Group Ltd.	2,051	71,908
Maxim Integrated Products, Inc.	154	9,334
MaxLinear, Inc.(b)	5,997	128,696
MediaTek, Inc.	62,000	1,225,778
Micron Technology, Inc.(b)	3,047	156,981
Monolithic Power Systems, Inc.	210	49,770
NVIDIA Corp.	5,957	2,263,124
NXP Semiconductors NV	639	72,872
ON Semiconductor Corp.(b)	877	17,382
Onto Innovation, Inc.(a)(b)	3,138	106,817
Parade Technologies Ltd.	9,000	301,662
Power Integrations, Inc.(a)	1,912	225,865
Qorvo, Inc.(b)	377	41,670
QUALCOMM, Inc.	2,948	268,887
Rambus, Inc.(b)	14,189	215,673
Realtek Semiconductor Corp.(b)	38,000	387,316
Renesas Electronics Corp.(b)	2,700	13,879
Rohm Co. Ltd.	500	33,246
Semtech Corp.(b)	4,464	233,110
Silergy Corp.	3,000	196,525
Silicon Laboratories, Inc.(a)(b)	3,460	346,934
Skyworks Solutions, Inc.	432	55,236
STMicroelectronics NV	1,681	45,821
Taiwan Semiconductor Manufacturing Co. Ltd.	620,000	6,621,297
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	5,160	292,933
Texas Instruments, Inc.	7,167	909,994
Tokyo Electron Ltd.	200	49,349
Will Semiconductor Ltd., Class A	3,300	95,017

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Xilinx, Inc.	2,680	$263,685

		23,447,130

Software — 5.3%
A10 Networks, Inc.(b)	5,819	39,627
ACI Worldwide, Inc.(b)	7,598	205,070
Adobe, Inc.(b)	4,295	1,869,656
Alarm.com Holdings, Inc.(b)	4,774	309,403
Altair Engineering, Inc., Class A(a)(b)	3,030	120,442
ANSYS, Inc.(b)	196	57,179
Appfolio, Inc., Class A(b)	856	139,280
Appian Corp.(a)(b)	1,926	98,707
Atlassian Corp. PLC, Class A(b)	1,231	221,912
Autodesk, Inc.(b)	769	183,937
Avalara, Inc.(b)	167	22,226
Avaya Holdings Corp.(a)(b)	5,299	65,496
AVEVA Group PLC	629	31,892
Benefitfocus, Inc.(b)	12,868	138,460
Blackbaud, Inc.(a)	4,064	231,973
Blackline, Inc.(a)(b)	1,847	153,135
Bottomline Technologies DE, Inc.(b)	7,615	386,614
Box, Inc., Class A(b)	20,196	419,269
Cadence Design Systems, Inc.(b)	2,684	257,557
CDK Global, Inc.	530	21,953
Cerence, Inc.(b)	2,286	93,360
Check Point Software Technologies Ltd.(b)	811	87,126
Citrix Systems, Inc.	1,759	260,174
Cloudera, Inc.(b)	13,116	166,835
Cloudflare, Inc., Class A(b)	4,019	144,483
CommVault Systems, Inc.(b)	6,241	241,527
Cornerstone OnDemand, Inc.(b)	2,090	80,590
Coupa Software, Inc.(b)	177	49,036
Crowdstrike Holdings, Inc., Class A(b)	288	28,884
CyberArk Software Ltd.(b)	184	18,266
Dassault Systemes SE	64	11,110
Datadog, Inc., Class A(b)	250	21,737
DocuSign, Inc.(b)	2,024	348,553
Domo, Inc., Class B(b)	889	28,599
Dropbox, Inc., Class A(b)	370	8,055
Dynatrace, Inc.(b)	243	9,866
Everbridge, Inc.(b)	1,149	158,976
Fair Isaac Corp.(b)	108	45,148
Five9, Inc.(a)(b)	2,350	260,074
ForeScout Technologies, Inc.(a)(b)	1,799	38,139
Fortinet, Inc.(b)	463	63,556
Guidewire Software, Inc.(b)	329	36,470
HubSpot, Inc.(b)	326	73,138
Intuit, Inc.	3,304	978,612
j2 Global, Inc.	2,524	159,542
Kingdee International Software Group Co. Ltd.(a)(b)	71,000	166,132
Kingsoft Corp. Ltd.	30,000	140,521
LivePerson, Inc.(b)	3,901	161,618
LogMeIn, Inc.	216	18,310
Microsoft Corp.	62,070	12,631,866
MicroStrategy, Inc., Class A(b)	558	66,006
Model N, Inc.(a)(b)	6,634	230,598
NetScout Systems, Inc.(b)	2,967	75,836
New Relic, Inc.(b)	1,044	71,932
Nice Ltd.(b)	391	73,704
NIIT Technologies Ltd.	2,325	43,479
Nutanix, Inc., Class A(b)	1,908	45,229
Oracle Corp.	7,710	426,132
Oracle Corp. Japan	400	47,445
Palo Alto Networks, Inc.(a)(b)	270	62,011
Paycom Software, Inc.(b)	274	84,866

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Ping Identity Holding Corp.(b)	2,081	$66,779
Progress Software Corp.	2,155	83,506
PROS Holdings, Inc.(b)	3,238	143,864
PTC, Inc.(b)	364	28,316
Q2 Holdings, Inc.(b)	2,548	218,593
Qualys, Inc.(a)(b)	3,607	375,200
Rapid7, Inc.(a)(b)	5,248	267,753
Rimini Street, Inc.(b)	3,428	17,654
RingCentral, Inc., Class A(a)(b)	2,313	659,228
Sage Group PLC	3,844	31,909
SailPoint Technologies Holding, Inc.(a)(b)	4,442	117,580
salesforce.com, Inc.(b)	6,029	1,129,413
Sangfor Technologies, Inc., Class A	7,360	215,367
SAP SE	2,429	339,548
ServiceNow, Inc.(b)	1,439	582,881
Shanghai Baosight Software Co. Ltd., Class A	5,400	45,465
Slack Technologies, Inc., Class A(a)(b)	6,444	200,344
Smartsheet, Inc., Class A(b)	2,960	150,723
Splunk, Inc.(b)	530	105,311
Sprout Social, Inc., Class A(b)	701	18,927
SPS Commerce, Inc.(a)(b)	6,841	513,896
SS&C Technologies Holdings, Inc.	1,010	57,045
SVMK, Inc.(b)	5,251	123,609
Synchronoss Technologies, Inc.(b)	11,580	40,877
Synopsys, Inc.(b)	292	56,940
Tata Elxsi Ltd.	3,762	44,830
Temenos AG, Registered Shares	202	31,396
Totvs SA	37,232	158,497
Trade Desk, Inc., Class A(b)	148	60,162
Tyler Technologies, Inc.(b)	215	74,579
Upland Software, Inc.(a)(b)	880	30,589
Varonis Systems, Inc.(b)	1,641	145,196
Verint Systems, Inc.(b)	3,085	139,380
Veritone, Inc.(a)(b)	1,370	20,358
VMware, Inc., Class A(a)(b)	1,847	286,026
Workday, Inc., Class A(b)	1,083	202,911
Workiva, Inc.(a)(b)	1,118	59,802
Xperi Holding Corp.	3,877	57,225
Yext, Inc.(b)	19,026	316,022
Zix Corp.(b)	2,845	19,630
Zoom Video Communications, Inc., Class A(b)	1,555	394,255
Zscaler, Inc.(b)	1,484	162,498
Zuora, Inc., Class A(b)	2,924	37,281
Zynga, Inc., Class A(b)	11,113	106,018

		30,668,712

Specialty Retail — 1.8%
A-Mark Precious Metals, Inc.(b)	829	15,792
Aaron’s, Inc.	4,449	201,985
Abercrombie & Fitch Co., Class A(a)	9,918	105,528
Advance Auto Parts, Inc.	52	7,407
America’s Car-Mart, Inc.(b)	1,296	113,880
American Eagle Outfitters, Inc.	11,946	130,211
Asbury Automotive Group, Inc.(b)	3,300	255,189
Ascena Retail Group, Inc.(b)	18,744	27,366
AutoZone, Inc.(b)	41	46,253
Bed Bath & Beyond, Inc.(a)	13,293	140,906
Best Buy Co., Inc.	2,127	185,623
Boot Barn Holdings, Inc.(a)(b)	790	17,032
Buckle, Inc.(a)	1,487	23,316
Burlington Stores, Inc.(b)	934	183,933
Caleres, Inc.	8,335	69,514
CarMax, Inc.(b)	256	22,925
Chico’s FAS, Inc.	44,462	61,358
Children’s Place, Inc.	921	34,464

Security	Shares	Value

Specialty Retail (continued)
Citi Trends, Inc.	1,146	$23,172
Designer Brands, Inc., Class A	10,583	71,647
Dick’s Sporting Goods, Inc.	2,020	83,345
Fast Retailing Co. Ltd.	100	57,477
Foschini Group Ltd.	64,445	239,539
GameStop Corp., Class A(a)(b)	9,875	42,858
Gap, Inc.(a)	6,012	75,871
Genesco, Inc.(b)	2,967	64,265
Group 1 Automotive, Inc.	2,114	139,461
Guess, Inc.	4,395	42,500
Haverty Furniture Cos., Inc.	915	14,640
Hennes & Mauritz AB, Class B	2,998	43,760
Hibbett Sports, Inc.(b)	2,438	51,052
Hikari Tsushin, Inc.	100	22,865
Home Depot, Inc.	10,461	2,620,585
Home Product Center PCL — NVDR	1,042,700	523,758
Industria de Diseno Textil SA	3,183	84,456
JD Sports Fashion PLC(b)	1,799	13,846
JUMBO SA	2,026	36,419
Kingfisher PLC	5,252	14,449
Lithia Motors, Inc., Class A(a)	2,317	350,632
Lowe’s Cos., Inc.	9,188	1,241,483
MarineMax, Inc.(b)	6,862	153,640
Michaels Cos., Inc.(b)	9,405	66,493
Monro, Inc.(a)	1,060	58,236
Murphy USA, Inc.(a)(b)	1,351	152,109
National Vision Holdings, Inc.(a)(b)	4,715	143,902
Nitori Holdings Co. Ltd.	200	39,214
O’Reilly Automotive, Inc.(b)	145	61,142
Office Depot, Inc.(a)	61,995	145,688
Rent-A-Center, Inc.	691	19,224
RH(b)	1,297	322,823
Ross Stores, Inc.	4,764	406,083
Sally Beauty Holdings, Inc.(b)	8,739	109,500
Shoe Carnival, Inc.(a)	1,749	51,193
Signet Jewelers Ltd.	4,065	41,748
Sleep Number Corp.(a)(b)	1,230	51,217
Sonic Automotive, Inc., Class A(a)	3,433	109,547
Tiffany & Co.	636	77,554
Tilly’s, Inc., Class A(a)	6,487	36,781
TJX Cos., Inc.	15,890	803,398
Tractor Supply Co.	1,078	142,070
Truworths International Ltd.	11,481	22,502
Ulta Beauty, Inc.(b)	457	92,963
USS Co. Ltd.	800	12,824
Zumiez, Inc.(a)(b)	3,947	108,069

		10,728,682

Technology Hardware, Storage & Peripherals — 3.4%
Apple, Inc.	31,458	11,475,878
Asustek Computer, Inc.	17,000	124,905
Canon, Inc.(a)	2,100	41,891
Chicony Electronics Co. Ltd.	66,000	191,307
Dell Technologies, Inc., Class C(b)	686	37,689
FUJIFILM Holdings Corp.	700	29,961
Gigabyte Technology Co. Ltd.	38,000	84,817
Hewlett Packard Enterprise Co.	7,153	69,599
HP, Inc.	11,855	206,633
Lenovo Group Ltd.	1,054,000	588,070
NetApp, Inc.	5,781	256,503
Primax Electronics Ltd.	52,000	85,040
Quanta Computer, Inc.	166,000	401,628
Samsung Electronics Co. Ltd.	121,740	5,389,141
Seagate Technology PLC	1,445	69,952
Super Micro Computer, Inc.(a)(b)	3,499	99,337

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Synaptics, Inc.(b)	2,588	$155,590
Western Digital Corp.	471	20,795
Wistron Corp.	228,000	278,338
Xerox Holdings Corp.(b)	328	5,015
Xiaomi Corp., Class B(b)(c)	71,400	118,649

		19,730,738

Textiles, Apparel & Luxury Goods — 0.7%
adidas AG(b)	335	88,323
ANTA Sports Products Ltd.	22,000	195,736
Burberry Group PLC	1,193	23,574
Capri Holdings Ltd.(b)	329	5,142
Crocs, Inc.(b)	8,801	324,053
Culp, Inc.	5,173	44,540
Deckers Outdoor Corp.(b)	1,637	321,490
EssilorLuxottica SA(b)	518	66,619
Fossil Group, Inc.(b)	7,547	35,094
G-III Apparel Group Ltd.(b)	6,131	81,481
Hanesbrands, Inc.(a)	482	5,442
Hermes International	73	61,291
Kering SA	195	106,610
Kontoor Brands, Inc.(a)(b)	2,581	45,968
Levi Strauss & Co., Class A	2,575	34,505
Li Ning Co. Ltd.	13,500	42,849
Lululemon Athletica, Inc.(b)	1,028	320,746
LVMH Moet Hennessy Louis Vuitton SE	642	283,440
Moncler SpA(b)	144	5,537
NIKE, Inc., Class B	10,058	986,187
Oxford Industries, Inc.(a)	6,590	290,026
PVH Corp.(a)	363	17,442
Steven Madden Ltd.	9,586	236,678
Vera Bradley, Inc.(b)	7,549	33,518
VF Corp.	4,853	295,742
Wolverine World Wide, Inc.(a)	4,492	106,954

		4,058,987

Thrifts & Mortgage Finance — 0.7%
Banc of California, Inc.	1,264	13,689
Berkshire Hills Bancorp, Inc.	10,800	119,016
Bogota Financial Corp.(b)	2,400	20,976
Capitol Federal Financial, Inc.	11,904	131,063
Essent Group Ltd.	9,442	342,461
Federal Agricultural Mortgage Corp., Class C	3,152	201,759
Flagstar Bancorp, Inc.(a)	1,277	37,582
Flushing Financial Corp.	3,380	38,938
Hingham Institution for Savings	129	21,644
Housing Development Finance Corp. Ltd.	49,595	1,153,189
Ladder Capital Corp.	10,789	87,391
Merchants Bancorp	8,693	160,734
Meridian Bancorp, Inc.(a)	7,296	84,634
MGIC Investment Corp.	5,272	43,178
NMI Holdings, Inc., Class A(b)	2,850	45,828
Northwest Bancshares, Inc.(a)	15,443	157,905
OceanFirst Financial Corp.	3,919	69,092
Premier Financial Corp.	4,862	85,911
Provident Bancorp, Inc.	3,455	27,156
Provident Financial Services, Inc.	4,563	65,935
Radian Group, Inc.	14,229	220,692
Riverview Bancorp, Inc.	55,229	312,044
Southern Missouri Bancorp, Inc.	999	24,276
Territorial Bancorp, Inc.	604	14,369
TFS Financial Corp.	1,032	14,768
Timberland Bancorp, Inc.	1,305	23,764
Walker & Dunlop, Inc.	1,198	60,870
Washington Federal, Inc.(a)	14,335	384,751
Western New England Bancorp, Inc.	8,670	50,199
WSFS Financial Corp.	3,336	95,743

		4,109,557

Security	Shares	Value

Tobacco — 0.2%
Altria Group, Inc.	3,216	$126,228
ITC Ltd.	281,559	727,011
Vector Group Ltd.	5,844	58,791

		912,030

Trading Companies & Distributors — 0.6%
Applied Industrial Technologies, Inc.	10,778	672,439
Barloworld Ltd.	22,135	88,238
Beacon Roofing Supply, Inc.(b)	879	23,179
BMC Stock Holdings, Inc.(b)	12,066	303,339
DXP Enterprises, Inc.(b)	1,450	28,869
Fastenal Co.	5,646	241,875
Foundation Building Materials, Inc.(b)	14,326	223,629
GATX Corp.(a)	4,301	262,275
GMS, Inc.(b)	2,189	53,828
H&E Equipment Services, Inc.	10,548	194,927
HD Supply Holdings, Inc.(b)	1,225	42,446
Herc Holdings, Inc.(b)	7,951	244,334
ITOCHU Corp.	6,200	134,154
Mitsubishi Corp.	3,700	78,187
Mitsui & Co. Ltd.	3,600	53,340
MonotaRO Co Ltd.	300	12,054
MRC Global, Inc.(b)	7,577	44,780
NOW, Inc.(b)	4,239	36,583
Posco International Corp.	3,808	44,434
SiteOne Landscape Supply, Inc.(a)(b)	3,990	454,740
Titan Machinery, Inc.(b)	3,289	35,719
United Rentals, Inc.(b)	272	40,539
W.W. Grainger, Inc.	717	225,253
WESCO International, Inc.(b)	2,620	91,988

		3,631,149

Transportation Infrastructure — 0.1%
Aena SME SA(b)(c)	491	65,667
Aeroports de Paris	396	40,883
Atlantia SpA(b)	1,012	16,369
Auckland International Airport Ltd.	16,400	69,745
CCR SA	18,211	48,557
Fraport AG Frankfurt Airport Services Worldwide(b)	390	17,084
Grupo Aeroportuario del Centro Norte SAB de CV(b)	42,367	196,955
Grupo Aeroportuario del Pacifico SAB de CV, Class B	14,438	103,817
Jiangsu Expressway Co. Ltd., Class H	120,000	141,039
Kamigumi Co. Ltd.	1,200	23,600
Malaysia Airports Holdings Bhd	28,100	35,888
SATS Ltd.	2,500	5,182
Sydney Airport	9,949	39,265
Transurban Group	8,992	88,182

		892,233

Water Utilities — 0.2%
American States Water Co.(a)	2,552	200,664
American Water Works Co., Inc.	4,059	522,231
California Water Service Group	2,825	134,753
Essential Utilities, Inc.(a)	1,467	61,966
Global Water Resources, Inc.	1,923	20,268
Severn Trent PLC	708	21,668
SJW Group(a)	1,930	119,872
United Utilities Group PLC	2,286	25,687

		1,107,109

Wireless Telecommunication Services — 1.1%
Advanced Info Service PCL — NVDR	18,900	113,128
America Movil SAB de CV, Series L	1,534,652	984,843
Boingo Wireless, Inc.(b)	2,312	30,796
China Mobile Ltd.	232,000	1,566,477
China Mobile Ltd. — ADR	15,928	535,818
Gogo, Inc.(a)(b)	12,126	38,318
KDDI Corp.	4,100	122,332
Maxis Bhd	95,100	119,450

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Wireless Telecommunication Services (continued)
Millicom International Cellular SA, SDR	143	$3,764
MTN Group Ltd.	92,396	282,976
NTT DOCOMO, Inc.	3,900	103,537
Shenandoah Telecommunications Co.	3,928	193,611
SK Telecom Co. Ltd.	473	83,304
Softbank Corp.	4,700	59,907
SoftBank Group Corp.	3,300	166,411
Spok Holdings, Inc.	3,163	29,574
T-Mobile U.S., Inc.(b)	7,197	749,567
Taiwan Mobile Co. Ltd.	146,000	547,525
Tele2 AB, Class B	1,469	19,555
Telephone & Data Systems, Inc.	2,853	56,718
Turkcell Iletisim Hizmetleri AS	106,510	253,932
United States Cellular Corp.(b)	3,180	98,167
Vodafone Group PLC	85,008	135,142

		6,294,852

Total Common Stocks — 87.9% (Cost — $448,204,923)		512,955,532

Preferred Stocks — 0.3%

Banks — 0.2%
Banco Bradesco SA, Preference Shares, 0.00%	232,283	884,180
Itau Unibanco Holding SA, Preference Shares, 0.00%	33,415	156,380

		1,040,560

Chemicals — 0.0%
Fuchs Petrolub SE, Preference Shares, 0.00%(a)	1,629	65,476

Electric Utilities — 0.0%
Cia Energetica de Minas Gerais, Preference Shares, 0.00%	16,105	32,636

Health Care Equipment & Supplies — 0.0%
Sartorius AG, Preference Shares, 0.00%	72	23,763

Household Products — 0.0%
Henkel AG & Co. KGaA, Preference Shares, 0.00%	643	59,988

Multiline Retail — 0.0%
Lojas Americanas SA, Preference Shares, 0.00%	24,002	142,032

Oil, Gas & Consumable Fuels — 0.1%
Petroleo Brasileiro SA, Preference Shares, 0.00%	71,780	284,448

Trading Companies & Distributors — 0.0%
WESCO International, Inc., Series A, 0.00%(b)	1,463	38,799

Total Preferred Stocks — 0.3% (Cost — $2,089,989)		1,687,702

Security	Shares	Value

Rights — 0.0%

Diversified Telecommunication Services — 0.0%
Telefonica SA, (Expires 07/06/20)(b)	8,188	$1,611

Metals & Mining — 0.0%
Pan American Silver Corp., (Expires 02/22/29)(b)	16,660	11,429

Oil, Gas & Consumable Fuels — 0.0%
ACS Actividades de Construccion y Servicios SA, (Expires 07/10/20)(b)	488	761

Pharmaceuticals — 0.0%
Bristol-Myers Squibb Co., (Expires 03/31/21)(b)	4,640	16,611

Wireless Telecommunication Services — 0.0%
T-Mobile U.S., Inc., (Expires 07/27/20)(b)	7,197	1,209

Total Rights — 0.0% (Cost — $18,628)		31,621

Total Long-Term Investments — 88.2% (Cost — $450,313,540)		514,674,855

Short-Term Securities — 8.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.55%(e)(f)(g)	33,127,114	33,170,180
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.16%(e)(g)	15,089,816	15,089,816

Total Short-Term Securities — 8.3% (Cost — $48,229,648)		48,259,996

Total Investments — 96.5% (Cost — $498,543,188)		562,934,851

Other Assets Less Liabilities — 3.5%		20,678,020

Net Assets — 100.0%		$583,612,871

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	All or a portion of the security was purchased with the cash collateral from loaned securities.

(g)

Investments in issuers considered to be an affiliate/affiliates of the Master Portfolio during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	34,053,507	—	(926,393	)(b)	33,127,114	$33,170,180	$127,029	(c)	$(49,113)	$25,457
BlackRock Cash Funds: Treasury, SL Agency Shares	43,836,183	—	(28,746,367	)(b)	15,089,816	15,089,816	232,878		—	—

						$48,259,996	$359,907		$(49,113)	$25,457

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	72	09/18/20	$3,549	$80,788
Russell 2000 E-Mini Index	13	09/18/20	934	24,859
S&P 500 E-Mini Index	2,244	09/18/20	346,720	9,857,336

				9,962,983

Short Contracts
MSCI EAFE Index	316	09/18/20	28,099	(271,655)
MSCI Emerging Markets E-Mini Index	2,844	09/18/20	140,167	(1,210,521)
Russell 2000 E-Mini Index	1,592	09/18/20	114,433	(6,635,116)

				(8,117,292)

				$1,845,691

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	440,380	USD	462,940	UBS AG	09/16/20	$2,911
USD	306,112	EUR	272,000	Morgan Stanley & Co. International PLC	09/16/20	9
USD	637,482	GBP	510,333	Bank of America N.A.	09/16/20	4,849
USD	254,986	JPY	27,411,000	Goldman Sachs International	09/16/20	865

						8,634

EUR	1,082,000	USD	1,218,906	BNP Paribas S.A.	09/16/20	(1,246)
JPY	41,777,940	USD	389,906	Bank of America N.A.	09/16/20	(2,593)
USD	552,236	AUD	813,560	UBS AG	09/16/20	(9,348)
USD	561,452	CAD	767,756	Bank of America N.A.	09/16/20	(4,159)
USD	750,233	NOK	7,317,401	Goldman Sachs International	09/16/20	(10,210)
USD	507,508	NZD	792,689	UBS AG	09/16/20	(3,980)
USD	615,833	SEK	5,777,212	BNP Paribas S.A.	09/16/20	(4,732)
USD	193,979	SGD	270,743	Goldman Sachs International	09/16/20	(339)

						$(36,607)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$9,962,983	$—	$—	$—	$9,962,983
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	8,634	—	—	8,634

	$—	$—	$9,962,983	$8,634	$—	$—	$9,971,617

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$8,117,292	$—	$—	$—	$8,117,292
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	36,607	—	—	36,607

	$—	$—	$8,117,292	$36,607	$—	$—	$8,153,899

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$7,400,222	$—	$—	$—	$7,400,222
Forward foreign currency exchange contracts	—	—	—	(459,282)	—	—	(459,282)

	$—	$—	$7,400,222	$(459,282)	$—	$—	$6,940,940

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,843,309	$—	$—	$—	$2,843,309
Forward foreign currency exchange contracts	—	—	—	(27,973)	—	—	(27,973)

	$—	$—	$2,843,309	$(27,973)	$—	$—	$2,815,336

Average Quarterly Balances of Outstanding Derivative Financial Instruments:

Futures contracts:
Average notional value of contracts — long	$302,609,198
Average notional value of contracts — short	$225,578,385
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$7,058,521
Average amounts sold — in USD	$5,617,498

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$5,321,981	$1,160,315
Forward foreign currency exchange contracts	8,634	36,607

Total derivative assets and liabilities in the Statement of Assets and Liabilities	5,330,615	1,196,922
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,321,981)	(1,160,315)

Total derivative assets and liabilities subject to an MNA	$8,634	$36,607

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio

Derivative Financial Instruments — Offsetting as of Period End (continued)

The following table presents the Master Portfolio’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$4,849	$(4,849)	$—	$—	$—
Goldman Sachs International	865	(865)	—	—	—
Morgan Stanley & Co. International PLC	9	—	—	—	9
UBS AG	2,911	(2,911)	—	—	—

	$8,634	$(8,625)	$—	$—	$9

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$6,752	$(4,849)	$—	$—	$1,903
BNP Paribas S.A	5,978	—	—	—	5,978
Goldman Sachs International	10,549	(865)	—	—	9,684
UBS AG	13,328	(2,911)	—	—	10,417

	$36,607	$(8,625)	$—	$—	$27,982

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$3,507,718	$55,835	$—	$3,563,553
Air Freight & Logistics	1,655,179	86,926	—	1,742,105
Airlines	1,059,282	51,061	—	1,110,343
Auto Components	2,116,946	266,901	—	2,383,847
Automobiles	1,632,413	1,277,052	—	2,909,465
Banks	19,088,764	15,861,803	—	34,950,567
Beverages	7,259,617	1,230,893	—	8,490,510
Biotechnology	21,412,636	1,250,314	3,470	22,666,420
Building Products	2,742,505	368,615	—	3,111,120
Capital Markets	9,544,692	1,252,761	—	10,797,453
Chemicals	6,242,769	3,088,905	—	9,331,674
Commercial Services & Supplies	3,428,667	421,501	—	3,850,168
Communications Equipment	3,634,700	377,017	—	4,011,717
Construction & Engineering	2,268,350	1,348,272	—	3,616,622
Construction Materials	689,023	863,095	—	1,552,118
Consumer Discretionary	78,894	—	—	78,894
Consumer Finance	2,234,008	47,053	—	2,281,061
Containers & Packaging	390,625	5,639	—	396,264
Distributors	246,915	—	—	246,915
Diversified Consumer Services	2,067,274	—	—	2,067,274
Diversified Financial Services	1,941,843	847,091	—	2,788,934
Diversified Telecommunication Services	4,871,411	2,887,932	—	7,759,343
Electric Utilities	5,223,252	1,199,293	—	6,422,545
Electrical Equipment	2,367,227	450,651	—	2,817,878

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	Diversified Equity Master Portfolio

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Electronic Equipment, Instruments & Components	$3,797,797	$3,696,842	$—	$7,494,639
Energy Equipment & Services	1,444,238	82,017	—	1,526,255
Entertainment	4,405,767	1,321,138	—	5,726,905
Equity Real Estate Investment Trusts (REITs)	14,957,736	311,856	—	15,269,592
Food & Staples Retailing	5,704,743	2,263,467	—	7,968,210
Food Products	5,591,049	5,808,470	—	11,399,519
Gas Utilities	1,920,187	917,296	—	2,837,483
Health Care Equipment & Supplies	11,548,435	1,964,876	—	13,513,311
Health Care Providers & Services	10,788,632	1,498,039	—	12,286,671
Health Care Technology	3,022,005	465,142	—	3,487,147
Hotels, Restaurants & Leisure	6,582,299	418,606	—	7,000,905
Household Durables	3,401,846	687,303	—	4,089,149
Household Products	4,053,858	1,044,287	—	5,098,145
Independent Power and Renewable Electricity Producers	204,514	242,005	—	446,519
Industrial Conglomerates	1,736,829	695,401	—	2,432,230
Insurance	6,427,797	5,646,540	—	12,074,337
Interactive Media & Services	13,402,838	12,337,896	—	25,740,734
Internet & Direct Marketing Retail	23,999,084	5,691,337	—	29,690,421
IT Services	14,784,035	3,224,819	—	18,008,854
Leisure Products	513,794	50,844	—	564,638
Life Sciences Tools & Services	3,364,884	1,537,826	—	4,902,710
Machinery	7,253,959	1,488,100	—	8,742,059
Media	4,137,564	292,354	—	4,429,918
Metals & Mining	4,375,562	7,021,958	—	11,397,520
Mortgage Real Estate Investment Trusts (REITs)	816,691	—	—	816,691
Multi-Utilities	2,182,139	337,058	—	2,519,197
Multiline Retail	1,410,476	258,727	—	1,669,203
Oil, Gas & Consumable Fuels	7,537,639	7,767,475	—	15,305,114
Paper & Forest Products	974,291	342,863	—	1,317,154
Personal Products	678,290	1,574,646	—	2,252,936
Pharmaceuticals	12,136,139	5,890,608	—	18,026,747
Professional Services	3,249,268	246,113	—	3,495,381
Real Estate Management & Development	1,437,569	1,082,019	—	2,519,588
Road & Rail	3,880,621	497,060	—	4,377,681
Semiconductors & Semiconductor Equipment	13,202,611	10,244,519	—	23,447,130
Software	29,445,914	1,222,798	—	30,668,712
Specialty Retail	9,676,494	1,052,188	—	10,728,682
Technology Hardware, Storage & Peripherals	12,396,991	7,333,747	—	19,730,738
Textiles, Apparel & Luxury Goods	3,185,008	873,979	—	4,058,987
Thrifts & Mortgage Finance	2,956,368	1,153,189	—	4,109,557
Tobacco	185,019	727,011	—	912,030
Trading Companies & Distributors	3,220,742	410,407	—	3,631,149
Transportation Infrastructure	349,329	542,904	—	892,233
Water Utilities	1,059,754	47,355	—	1,107,109
Wireless Telecommunication Services	2,717,412	3,577,440	—	6,294,852
Preferred Stocks	1,538,475	149,227	—	1,687,702
Rights	31,621	—	—	31,621
Short-Term Securities	48,259,996	—	—	48,259,996

	$425,653,019	$137,278,362	$3,470	$562,934,851

Derivative Financial Instruments(a)
Assets:
Equity contracts	$9,962,983	$—	$—	$9,962,983
Foreign currency exchange contracts	—	8,634	—	8,634
Liabilities:
Equity contracts	(8,117,292)	—	—	(8,117,292)
Foreign currency exchange contracts	—	(36,607)	—	(36,607)

	$1,845,691	$(27,973)	$—	$1,817,718

The breakdown of the Master Portfolio’s investments into major categories is disclosed in the Schedule of Investments above.

(a)

Derivative financial instruments are futures contracts and forward foreign currency exchange contracts. Futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	29

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

Diversified Equity Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $32,717,821, cost — $450,313,540)	$514,674,855
Investments at value — affiliated (cost — $48,229,648)	48,259,996
Cash pledged for futures contracts	42,872,000
Foreign currency at value (cost — $589,383)	588,338
Receivables:
Investments sold	7,890,596
Securities lending income — affiliated	31,001
Contributions from investors	5,977,550
Dividends — affiliated	2,631
Dividends — unaffiliated	929,456
Variation margin on futures contracts	5,321,981
Prepaid expenses	8,712
Unrealized appreciation on forward foreign currency exchange contracts	8,634

Total assets	626,565,750

LIABILITIES
Bank overdraft	161,436
Cash collateral on securities loaned at value	33,191,509
Payables:
Investments purchased	8,183,971
Administration fees	130,602
Deferred foreign capital gain tax	7,853
Investment advisory fees	65,467
Trustees’ fees	2,932
Other accrued expenses	12,187
Variation margin on futures contracts	1,160,315
Unrealized depreciation on forward foreign currency exchange contracts	36,607

Total liabilities	42,952,879

NET ASSETS	$583,612,871

NET ASSETS CONSIST OF
Investors’ capital	$517,416,983
Net unrealized appreciation (depreciation)	66,195,888

NET ASSETS	$583,612,871

See notes to financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

Diversified Equity Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$232,878
Dividends — unaffiliated	4,426,131
Interest — unaffiliated	52,058
Securities lending income — affiliated — net	127,029
Foreign taxes withheld	(214,323)

Total investment income	4,623,773

EXPENSES
Investment advisory	640,538
Administration	256,215
Professional	11,534
Trustees	7,039

Total expenses	915,326
Less:
Fees waived and/or reimbursed by the Manager	(279,126)
Fees waived and/or reimbursed by the Administrator	(256,215)

Total expenses after fees waived and/or reimbursed	379,985

Net investment income	4,243,788

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	7,400,222
Forward foreign currency exchange contracts	(459,282)
Foreign currency transactions	21,112
Investments — affiliated	(49,113)
Investments — unaffiliated	(22,107,066)

(15,194,127)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	2,843,309
Forward foreign currency exchange contracts	(27,973)
Foreign currency translations	(16,231)
Investments — affiliated	25,457
Investments — unaffiliated (including $3,402 foreign capital gain tax)	(3,172,020)

(347,458)

Net realized and unrealized loss	(15,541,585)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,297,797)

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets

	Diversified Equity Master Portfolio
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,243,788	$8,597,252
Net realized gain (loss)	(15,194,127)	45,480,759
Net change in unrealized appreciation (depreciation)	(347,458)	75,344,185

Net increase (decrease) in net assets resulting from operations	(11,297,797)	129,422,196

CAPITAL TRANSACTIONS
Proceeds from contributions	179,540,506	76,298,543
Value of withdrawals	(91,767,806)	(127,680,923)

Net increase (decrease) in net assets derived from capital transactions	87,772,700	(51,382,380)

NET ASSETS
Total increase in net assets	76,474,903	78,039,816
Beginning of period	507,137,968	429,098,152

End of period	$583,612,871	$507,137,968

See notes to financial statements.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

	Diversified Equity Master Portfolio
	Six Months Ended 06/30/20 (Unaudited)		Year Ended December 31,
			2019		2018	2017	2016	2015

Total Return
Total return	(2.81	)%(a)	31.98%		(3.90)%	22.15%	12.45%	(1.20)%

Ratios to Average Net Assets
Total expenses	0.36	%(b)(c)	0.36	%(c)	0.36%	0.36%	0.36%	0.35%

Total expenses after fees waived and/or reimbursed	0.15	%(b)(c)	0.15	%(c)	0.15%	0.15%	0.15%	0.15%

Net investment income	1.66	%(b)(c)	1.85	%(c)	1.88%	1.69%	1.66%	1.65%

Supplemental Data
Net assets, end of period (000)	$583,613		$507,138		$429,098	$535,456	$503,047	$445,996

Portfolio turnover rate	83%		172%		150%	252%	115%	132%

(a)	Aggregate total return.
(b)	Annualized.
(c)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. Diversified Equity Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

On February 10-12, 2020, the Board of Trustees of MIP (the “Board”) on behalf of the Master Portfolio approved a change in the name of the Master Portfolio, effective as of April 24, 2020, from Active Stock Master Portfolio to Diversified Equity Master Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Barclays Bank PLC	3,778,521	(3,778,521)	—
BNP Paribas Prime Brokerage International Ltd.	1,950,263	(1,950,263)	—
BofA Securities, Inc.	51,151	(51,151)	—
Citadel Clearing LLC	123,865	(123,865)	—
Citigroup Global Markets, Inc	352,621	(349,903)	2,718
Credit Suisse Securities (USA) LLC	2,280,877	(2,280,877)	—
Deutsche Bank Securities Inc	40,035	(40,035)	—
Goldman Sachs & Co	1,025,222	(1,025,222)	—
HSBC Bank PLC	631,475	(631,475)	—
ING Financial Markets LLC	63,840	(63,840)	—
Jefferies LLC	705,731	(705,731)	—
JP Morgan Securities LLC	8,153,643	(8,153,643)	—
Macquarie Bank Ltd	801	(207)	594
Mizuho Securities USA, Inc	261,184	(261,184)	—
Morgan Stanley & Co. LLC	7,489,149	(7,489,149)	—
Scotia Capital (USA) Inc	1,040,339	(1,040,339)	—
State Street Bank & Trust Company	608	(608)	—
TD Prime Services LLC	353,473	(351,873)	1,600

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
UBS AG	3,695,648	(3,695,648)	—
Virtu Americas LLC	468,231	(468,231)	—
Wells Fargo Securities LLC	251,144	(250,247)	897

	$32,717,821	$(32,712,012)	$5,809

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of June 30, 2020. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24
$3 Billion — $5 Billion	0.23
$5 Billion — $10 Billion	0.22
Greater than $10 Billion	0.21

Administration: MIP, on behalf of the Master Portfolio entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL” or the “Administrator”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BAL is entitled to receive for these administrative services an annual fee of 0.10% based on the average daily net assets of the Master Portfolio.

From time to time, BAL may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. BAL may delegate certain of its administration duties to sub-administrators.

Expense Waivers and Reimbursements: The Manager has voluntarily agreed to waive a portion of the investment advisory fees payable by the Master Portfolio. This voluntary waiver may be terminated at any time. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the Manager waived $243,404 pursuant to this agreement.

BAL voluntarily agreed to waive a portion of its administration fees payable by the Master Portfolio. This arrangement is voluntary and may be terminated by BAL at any time. This amount is included in fees waived and/or reimbursed by the Administrator in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $256,215.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2021. For the six months ended June 30, 2020, the amount waived and/or reimbursed was $18,573.

With respect to the Master Portfolio, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $17,149.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended June 30, 2020, there were no fees waived by the Manager pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 75% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Master Portfolio paid BTC $40,371 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the Master Portfolio’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments excluding short-term securities, were $456,947,256 and $364,370,941, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$503,296,199

Gross unrealized appreciation	$97,629,939
Gross unrealized depreciation	(36,173,569)

Net unrealized appreciation (depreciation)	$61,456,370

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (unaudited) (continued)

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund interestholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of Diversified Equity Master Portfolio (the “Portfolio”), a series of the Master Fund, and BlackRock Fund Advisors (the “Manager” or “BlackRock”), the Master Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Portfolio. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable) investment management services; accounting oversight; administrative and shareholder services; oversight of the Master Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Portfolio and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolio for services; (c) the Portfolio’s operating expenses and how BlackRock allocates expenses to the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Portfolio’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Master Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper Classification or Morningstar category, regarding the fees and expenses of the Portfolio as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Portfolio as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Portfolio; (g) a summary of aggregate amounts paid by the Portfolio to BlackRock; (h) sales and redemption data regarding the Portfolio’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Portfolio’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	41

Disclosure of Investment Advisory Agreement  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Portfolio; (d) the Portfolio’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Portfolio. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Portfolio. Throughout the year, the Board compared the Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Portfolio’s portfolio management team discussing the Portfolio’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Portfolio’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Portfolio. BlackRock and its affiliates provide the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In particular, BlackRock and its affiliates provide the Portfolio with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Portfolio’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Portfolio, such as tax reporting, expense management, fulfilling regulatory filing requirements, and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Portfolio’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Portfolio management to discuss, the performance of the Portfolio throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, the Portfolio ranked in the first quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Portfolio: The Board, including the Independent Board Members, reviewed the Portfolio’s contractual advisory fee rate compared with those of its Expense Peers. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio’s total expense ratio, as well as its actual advisory fee rate, to those of the Portfolio’s Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual advisory fee rate gives effect to any advisory fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Portfolio. The Board reviewed BlackRock’s estimated profitability with respect to the Portfolio and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Portfolio, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and total expense ratio each ranked in the first quartile relative to the Portfolio’s Expense Peers. The Board also noted that the Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases above certain contractually specified levels. The Board noted that if the size of the Portfolio were to decrease, the Portfolio could lose the benefit of one or more breakpoints. The Board additionally noted that BlackRock has voluntarily agreed to waive a portion of its administration and advisory fees payable by the Portfolio. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Portfolio for certain other fees and expenses.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. In its consideration, the Board further considered the continuation/implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Portfolio benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Portfolio to more fully participate in these economies of scale. The Board considered the Portfolio’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Portfolio shares if they believe that the Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master Fund, on behalf of the Portfolio, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Portfolio and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	43

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of MIP

400 Howard Street

San Francisco, CA 94105

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Master Portfolio will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Master Portfolio at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762; and (2) on the SEC’s website at sec.gov.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

GDR	Global Depositary Receipt

NVDR	Non-voting Depository Receipts

PCL	Public Company Limited

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	45

Portfolio Information as of June 30, 2020	International Tilts Master Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Nestle SA, Registered Shares	3%
Roche Holding AG	2
Siemens AG, Registered Shares	1
Novartis AG, Registered Shares	1
L’Oreal SA	1
AstraZeneca PLC	1
SAP SE	1
Diageo PLC	1
Keyence Corp.	1
LVMH Moet Hennessy Louis Vuitton SE	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	25%
United Kingdom	13
France	12
Switzerland	11
Germany	8
United States	6
Australia	6
Netherlands	6
Sweden	4
Hong Kong	3
Italy	2
Spain	2
Denmark	1
Finland	1
Others(a)	3
Liabilities in Excess of Other Assets	(3)

(a)	Other includes a less than 1% investment in each of the following countries: Austria, Belgium, China, Ireland, Israel, Luxembourg, Macau, New Zealand, Norway, Portugal, Singapore.

Derivative Financial Instruments

International Tilts Master Portfolio (the “Master Portfolio”) may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Master Portfolio’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Master Portfolio can realize on an investment and/or may result in lower distributions paid to interestholders. The Master Portfolio’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

PORTFOLIO INFORMATION / DERIVATIVE FINANCIAL INSTRUMENTS	1

Schedule of Investments (unaudited) June 30, 2020	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 96.3%

Australia — 6.2%
Afterpay Ltd.(a)	2,488	$107,451
ALS Ltd.	3,439	15,703
Altium Ltd.	598	13,549
Ansell Ltd.	11,545	293,473
Appen Ltd.	467	11,088
Aristocrat Leisure Ltd.(a)	45,643	817,306
ASX Ltd.	1,408	83,689
Atlas Arteria Ltd.(b)	23,860	110,186
Aurizon Holdings Ltd.	12,030	40,937
Australia & New Zealand Banking Group Ltd.	13,770	178,668
Bendigo & Adelaide Bank Ltd.	33,721	164,682
BHP Group Ltd.	64,904	1,615,972
BHP Group PLC	7,789	159,387
Brambles Ltd.	67,059	508,467
Carsales.com Ltd.	1,006	12,453
Challenger Ltd.	4,370	13,533
Cochlear Ltd.	1,381	181,310
Commonwealth Bank of Australia	22,093	1,066,966
CSL Ltd.	7,308	1,453,481
Downer EDI Ltd.	5,255	16,085
Fortescue Metals Group Ltd.	12,714	123,601
Goodman Group	3,592	37,063
GPT Group	88,833	258,070
Harvey Norman Holdings Ltd.	10,676	26,245
IDP Education Ltd.	8,599	93,192
IGO Ltd.	17,356	59,220
Insurance Australia Group Ltd.	3,003	12,052
JB Hi-Fi Ltd.	539	16,127
Lendlease Group(b)	1,216	10,510
Macquarie Group Ltd.	3,116	258,604
Magellan Financial Group Ltd.	2,188	89,348
Metcash Ltd.	7,111	13,417
Mineral Resources Ltd.	1,010	14,956
Mirvac Group	280,086	423,099
NEXTDC Ltd.(a)	1,925	13,241
Northern Star Resources Ltd.	3,496	32,971
OZ Minerals Ltd.	8,011	61,553
Perpetual Ltd.	1,612	33,336
Rio Tinto Ltd.	4,416	302,379
Rio Tinto PLC	8,882	499,848
Scentre Group	17,259	26,202
Sonic Healthcare Ltd.	6,233	131,621
South32 Ltd.	16,876	23,892
Spark Infrastructure Group(b)	108,964	162,743
Stockland	37,525	87,013
Sydney Airport(b)	23,734	93,668
Tabcorp Holdings Ltd.	57,702	136,099
Technology One Ltd.	1,757	10,768
Transurban Group(b)	24,644	241,677
Treasury Wine Estates Ltd.	9,860	71,740
Vicinity Centres	175,340	175,744
Vocus Group Ltd.(a)	5,720	11,754
WiseTech Global Ltd.(c)	1,131	15,300
Woodside Petroleum Ltd.	3,570	53,952
Worley Ltd.	5,454	33,372

		10,518,763

Austria — 0.2%
ams AG(a)	2,622	39,090
OMV AG	5,635	190,147
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,945	43,612

		272,849

Security	Shares	Value

Belgium — 0.4%
Anheuser-Busch InBev SA	2,147	$105,840
Barco NV	166	29,313
Cofinimmo SA	248	34,200
Galapagos NV(a)	573	113,097
Groupe Bruxelles Lambert SA	3,926	328,842
Umicore SA(a)	292	13,784

		625,076

China — 0.8%
BOC Hong Kong Holdings Ltd.	211,000	675,599
Prosus NV(a)	6,647	617,894

		1,293,493

Denmark — 1.5%
Chr Hansen Holding A/S	4,105	423,412
DSV Panalpina AS	327	40,167
Genmab A/S, ADR(a)	828	279,196
H Lundbeck A/S	2,188	82,672
Novo Nordisk A/S, Class B	21,189	1,380,415
Orsted A/S(d)	2,191	252,845
Royal Unibrew A/S(a)	215	17,923

		2,476,630

Finland — 1.1%
Kesko OYJ, Class B	6,992	119,684
Kone OYJ, Class B	4,147	286,016
Konecranes OYJ	1,079	24,485
Metso OYJ	865	28,427
Neste OYJ	2,445	96,030
Nokia OYJ	128,738	562,568
Sampo OYJ, Class A	1,482	51,084
UPM-Kymmene OYJ	7,875	228,097
Valmet OYJ	2,460	64,476
Wartsila OYJ Abp(c)	51,455	426,822

		1,887,689

France — 11.6%
Airbus SE(a)	3,809	272,929
Alstom SA(a)	2,097	97,722
Amundi SA(a)(d)	1,502	118,077
AXA SA	39,211	825,114
Bouygues SA(a)	2,844	97,420
Bureau Veritas SA(a)	754	15,992
Carrefour SA	12,491	193,711
Christian Dior SE	1,862	792,232
Cie de Saint-Gobain(a)	3,019	108,928
CNP Assurances(a)	17,692	205,199
Credit Agricole SA(a)	4,755	45,152
Danone SA	5,003	347,274
Dassault Systemes SE	4,181	725,792
Edenred	385	16,885
Engie SA(a)	59,338	735,905
EssilorLuxottica SA(a)	4,721	607,160
Eutelsat Communications SA	12,980	120,069
Gecina SA	75	9,263
Hermes International	605	507,963
Kering SA	910	497,514
L’Oreal SA(a)	7,146	2,306,345
Legrand SA	2,671	202,949
LVMH Moet Hennessy Louis Vuitton SE	4,445	1,962,445
Natixis SA(a)	20,976	55,325
Orange SA	34,251	409,572
Pernod Ricard SA	4,399	692,694
Peugeot SA(a)	7,138	117,057
Publicis Groupe SA	1,081	35,116
Renault SA(a)	13,385	342,571

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Rexel SA	56,792	$650,901
Safran SA(a)	4,087	411,117
Sanofi	14,084	1,436,351
Sartorius Stedim Biotech	455	115,360
Schneider Electric SE	9,679	1,076,659
SCOR SE(a)	5,769	159,330
Societe Generale SA(a)	75,920	1,269,358
Sodexo SA	5,516	374,028
Sopra Steria Group	112	13,856
Teleperformance	1,144	291,356
TOTAL SA	12,205	470,605
UbiSoft Entertainment SA(a)	3,376	279,568
Unibail-Rodamco-Westfield(c)	5,506	310,355
Worldline SA(a)(d)	3,823	333,325

		19,656,544

Germany — 7.7%
adidas AG(a)	4,198	1,106,809
Allianz SE, Registered Shares	295	60,281
Aroundtown SA(a)	12,546	71,911
Bayer AG, Registered Shares	7,926	587,503
Beiersdorf AG	3,487	396,521
Carl Zeiss Meditec AG, Bearer Shares(a)	1,936	188,513
Continental AG	868	85,334
Delivery Hero SE(a)(d)	3,389	348,278
Deutsche Boerse AG	9,634	1,743,530
Deutsche Post AG, Registered Shares	7,311	268,459
E.ON SE	56,986	643,239
Freenet AG	1,046	16,798
GRENKE AG	216	16,755
Hella GmbH & Co. KGaA	1,215	49,911
HelloFresh SE(a)	2,442	130,634
Hochtief AG	7,685	683,806
Infineon Technologies AG	487	11,412
Jenoptik AG	2	47
LEG Immobilien AG	628	79,653
Merck KGaA	11,720	1,364,768
Nemetschek SE	2,935	201,670
ProSiebenSat.1 Media SE(a)	1,345	16,073
SAP SE	14,752	2,062,173
Siemens AG, Registered Shares	21,543	2,540,719
Siemens Healthineers AG(d)	534	25,668
Symrise AG	848	99,086
Uniper SE	2,508	80,931
Vonovia SE	3,977	243,086

		13,123,568

Hong Kong — 2.7%
AIA Group Ltd.	148,200	1,386,796
Champion REIT	17,000	8,880
CLP Holdings Ltd.	64,500	633,470
Hang Lung Group Ltd.	5,000	11,701
Hang Seng Bank Ltd.(c)	300	5,053
Henderson Land Development Co. Ltd.(c)	68,404	260,872
HKT Trust & HKT Ltd.(b)	66,000	96,853
Hong Kong & China Gas Co. Ltd.(c)	34,649	53,850
Hong Kong Exchanges & Clearing Ltd.	10,500	447,213
Hongkong Land Holdings Ltd.(c)	27,800	115,635
Hysan Development Co. Ltd.	8,000	25,826
Kerry Properties Ltd.	71,000	184,432
Link REIT	51,000	418,718
MTR Corp. Ltd.	6,500	33,805
Sun Hung Kai Properties Ltd.	1,500	19,163
Swire Pacific Ltd., Class A	37,000	196,647
Swire Properties Ltd.(c)	97,000	247,657
Techtronic Industries Co. Ltd.(c)	35,500	351,256
Xinyi Glass Holdings Ltd.	10,000	12,341

		4,510,168

Security	Shares	Value

Ireland — 0.1%
Kerry Group PLC, Class A	169	$20,994
Kingspan Group PLC(a)	2,033	131,243
Smurfit Kappa Group PLC(a)	2,038	68,489

		220,726

Israel — 0.1%
Bank Hapoalim BM	16,154	96,571
Delek Group Ltd.	469	11,280
First International Bank of Israel Ltd.	1,166	24,748
Isracard Ltd.	270	616
Nice Ltd.(a)	534	100,660
Shapir Engineering and Industry Ltd.(a)	1,403	8,539
Strauss Group Ltd.	460	12,754

		255,168

Italy — 2.2%
Amplifon SpA(a)	6,737	179,979
Assicurazioni Generali SpA	81,871	1,243,642
Banca Mediolanum SpA	2,945	21,194
Enel SpA	54,817	474,082
Ferrari NV	4,521	774,426
Interpump Group SpA	1,703	50,773
Intesa Sanpaolo SpA(a)	89,604	172,191
Iren SpA	5,987	14,867
Italgas SpA	33,340	194,027
Mediaset SpA(a)(c)	6,782	12,074
Mediobanca Banca di Credito Finanziario SpA	57,894	418,069
Terna Rete Elettrica Nazionale SpA	36,019	248,443

		3,803,767

Japan — 24.8%
ABC-Mart, Inc.	300	17,599
Advantest Corp.	1,500	85,606
AEON Financial Service Co. Ltd.	2,300	25,226
Aisin Seiki Co. Ltd.	500	14,656
Alfresa Holdings Corp.	1,400	29,346
Alps Alpine Co. Ltd.	11,600	149,515
Amada Co. Ltd.	11,100	90,885
Anritsu Corp.	6,800	161,549
Asahi Group Holdings Ltd.	6,900	242,343
Asahi Intecc Co. Ltd.	4,000	114,161
Asahi Kasei Corp.	31,100	254,578
Astellas Pharma, Inc.	30,300	505,997
Benesse Holdings, Inc.	6,900	185,055
Bridgestone Corp.(c)	9,400	303,389
Canon, Inc.(c)	37,400	746,056
Central Japan Railway Co.	3,600	556,769
Chugai Pharmaceutical Co. Ltd.	12,000	642,479
Citizen Watch Co. Ltd.	40,400	131,696
COMSYS Holdings Corp.	600	17,793
CyberAgent, Inc.	800	39,323
Dai Nippon Printing Co. Ltd.	900	20,691
Dai-ichi Life Holdings, Inc.	53,300	638,001
Daicel Corp.	4,300	33,327
Daiichi Sankyo Co. Ltd.	8,000	654,333
Daikin Industries Ltd.	2,900	469,220
Daito Trust Construction Co. Ltd.(c)	2,200	202,755
Daiwa House Industry Co. Ltd.	10,600	250,318
Denso Corp.	19,000	745,124
Dentsu Group Inc.	7,400	175,540
DIC Corp.	9,200	231,570
Dip Corp.	1,100	22,344
Disco Corp.	100	24,389
East Japan Railway Co.	12,000	831,543
Eisai Co. Ltd.	3,400	270,126
Electric Power Development Co. Ltd.	11,300	214,208

SCHEDULE OF INVESTMENTS	3

Schedule of Investments (unaudited) (continued) June 30, 2020	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
ENEOS Holdings, Inc.	148,450	$529,159
FamilyMart Co. Ltd.	14,200	243,784
FANUC Corp.	3,100	555,737
Fast Retailing Co. Ltd.	600	344,863
Fuji Media Holdings, Inc.	4,100	39,635
Fuji Seal International, Inc.	500	9,730
FUJIFILM Holdings Corp.	8,100	346,694
Glory Ltd.	1,000	22,810
H2O Retailing Corp.	1,200	8,028
Hitachi Transport System Ltd.	700	18,721
Honda Motor Co. Ltd.	10,400	266,174
Horiba Ltd.	200	10,581
Hoshizaki Corp.	400	34,284
House Foods Group, Inc.	400	12,929
Isuzu Motors Ltd.	4,000	36,349
ITOCHU Corp.	2,600	56,258
Izumi Co. Ltd.	2,100	66,570
J. Front Retailing Co. Ltd.	2,200	14,718
Japan Exchange Group, Inc.	3,700	85,692
Japan Post Holdings Co. Ltd.	21,500	153,439
Japan Retail Fund Investment Corp.	8	10,006
Japan Tobacco, Inc.	15,000	278,591
JTEKT Corp.	18,600	145,232
Kajima Corp.	42,300	505,775
Kakaku.com, Inc.	6,800	173,225
Kaneka Corp.	6,800	176,978
Kao Corp.	15,000	1,190,367
Kawasaki Heavy Industries Ltd.(a)	3,800	54,886
KDDI Corp.	49,300	1,470,971
Kenedix Office Investment Corp.	3	16,763
Keyence Corp.	4,700	1,969,589
Kobayashi Pharmaceutical Co. Ltd.	200	17,585
Koito Manufacturing Co. Ltd.	1,400	56,643
Konami Holdings Corp.	4,500	150,160
Konica Minolta, Inc.	87,100	302,901
Kubota Corp.	1,400	20,942
Kyocera Corp.	8,900	485,803
Kyowa Exeo Corp.	500	12,004
Kyushu Electric Power Co., Inc.	4,900	41,068
LINE Corp.(a)	1,100	55,362
Lintec Corp.	4,500	107,250
M3, Inc.	3,700	157,180
Mabuchi Motor Co. Ltd.	700	22,338
Marubeni Corp.	29,000	131,730
Maruha Nichiro Corp.	400	8,192
Maruichi Steel Tube Ltd.	500	12,463
Matsui Securities Co Ltd.	2,400	18,564
Mitsubishi Chemical Holdings Corp.	43,500	253,677
Mitsubishi Materials Corp.	1,600	33,785
Mitsubishi Motors Corp.	31,500	78,070
Mitsui & Co. Ltd.	4,500	66,675
Mitsui Fudosan Co. Ltd.	1,000	17,685
Mizuho Financial Group, Inc.	36,800	45,266
MonotaRO Co Ltd.	5,800	233,035
MS&AD Insurance Group Holdings, Inc.	11,700	322,203
Murata Manufacturing Co. Ltd.	15,200	896,017
Nagase & Co. Ltd.	600	7,505
Nexon Co. Ltd.	4,600	103,760
NGK Spark Plug Co. Ltd.	600	8,624
Nidec Corp.	2,100	141,474
Nifco, Inc.	500	10,697
Nihon Kohden Corp.	1,000	33,610
Nikon Corp.	14,100	118,416
Nintendo Co. Ltd.	1,900	849,430
Nippon Paper Industries Co. Ltd.	800	11,221

Security	Shares	Value

Japan (continued)
Nippon Shinyaku Co. Ltd.	200	$16,325
Nippon Shokubai Co. Ltd.	1,000	52,417
Nippon Telegraph & Telephone Corp.	16,200	377,451
Nippon Television Holdings, Inc.	2,900	31,410
Nishi-Nippon Railroad Co. Ltd.	400	10,854
Nitori Holdings Co. Ltd.	5,600	1,097,986
Nitto Denko Corp.	6,000	340,141
Nomura Real Estate Master Fund, Inc.	41	49,106
Nomura Research Institute Ltd.	1,500	40,969
NS Solutions Corp.	400	10,942
NTN Corp.	33,900	68,093
NTT DOCOMO, Inc.	17,400	461,935
Obic Co. Ltd.	1,400	246,734
Omron Corp.	2,100	140,654
Ono Pharmaceutical Co. Ltd.	1,800	52,536
Oracle Corp. Japan	600	71,168
Oriental Land Co. Ltd.(c)	400	52,858
Otsuka Holdings Co. Ltd.	8,500	370,446
PeptiDream, Inc.(a)	1,200	55,291
Pola Orbis Holdings, Inc.(c)	31,000	541,215
Rakuten, Inc.	2,700	23,849
Recruit Holdings Co. Ltd.	20,900	718,755
Resona Holdings, Inc.	5,700	19,505
Rohm Co. Ltd.	2,000	132,983
Ryohin Keikaku Co. Ltd.	10,200	145,080
Sankyu, Inc.	300	11,307
Sanwa Holdings Corp.	4,100	36,845
SCSK Corp.	300	14,677
Secom Co. Ltd.	600	52,646
Seiko Epson Corp.	17,700	202,766
Sekisui House Ltd.	10,200	194,740
Seria Co. Ltd.	400	14,267
Seven & i Holdings Co. Ltd.	11,900	389,291
Seven Bank Ltd.	4,900	13,430
SG Holdings Co. Ltd.	4,400	143,588
Shikoku Electric Power Co., Inc.	1,300	9,566
Shin-Etsu Chemical Co. Ltd.	3,800	445,974
Shionogi & Co. Ltd.	4,100	257,207
Softbank Corp.	44,400	565,933
SoftBank Group Corp.	24,000	1,210,264
Sony Corp.	22,100	1,525,566
Sumitomo Chemical Co. Ltd.	90,300	271,695
Sumitomo Heavy Industries Ltd.	4,300	94,046
Sumitomo Mitsui Financial Group, Inc.	45,400	1,281,269
Sumitomo Mitsui Trust Holdings, Inc.	5,600	157,810
Sumitomo Rubber Industries Ltd.	9,000	89,140
Suntory Beverage & Food Ltd.	7,600	296,539
Sysmex Corp.	4,700	360,780
T&D Holdings, Inc.	42,800	367,618
Taisei Corp.	4,800	174,941
Taisho Pharmaceutical Holdings Co. Ltd.	200	12,273
Takeda Pharmaceutical Co. Ltd.	33,600	1,207,179
Teijin Ltd.	12,000	191,060
Tokio Marine Holdings, Inc.	8,800	385,202
Tokyo Broadcasting System Holdings, Inc.	800	12,797
Tokyo Electron Ltd.	4,300	1,060,998
Toray Industries, Inc.	9,000	42,480
Toyo Seikan Group Holdings Ltd.	1,300	14,660
Toyota Motor Corp.	11,800	742,032
Trend Micro, Inc.	3,900	217,949
TS Tech Co. Ltd.	5,100	140,585
Ube Industries Ltd.	12,000	206,815
Ulvac, Inc.	500	14,516
Unicharm Corp.(c)	12,300	504,454
West Japan Railway Co.	3,200	179,485

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Yakult Honsha Co. Ltd.	300	$17,650
Yamaguchi Financial Group, Inc.	4,800	29,497
Yamaha Motor Co. Ltd.(a)	21,700	341,774
Yaskawa Electric Corp.	2,900	100,813
Yokogawa Electric Corp.	10,700	167,655
Z Holdings Corp.	83,200	408,322
Zeon Corp.	5,600	51,716

		42,137,903

Luxembourg — 0.3%
ArcelorMittal SA(a)	34,971	370,408
RTL Group SA(a)	1,177	37,761
Tenaris SA(a)	6,259	40,675

		448,844

Macau — 0.0%
Sands China Ltd.	15,200	59,877

Netherlands — 5.7%
ABN AMRO Bank NV CVA(a)(d)	52,037	447,812
Adyen NV(a)(d)	142	206,680
Akzo Nobel NV	7,810	701,655
ASML Holding NV	4,931	1,803,823
ASR Nederland NV	3,103	95,471
BE Semiconductor Industries NV	4,927	218,462
Euronext NV(d)	1,414	142,325
EXOR NV	2,558	146,822
ING Groep NV	37,913	264,288
Just Eat Takeaway.com NV(a)(d)	5,748	600,809
Koninklijke DSM NV	3,835	532,367
Koninklijke KPN NV	45,786	121,787
Koninklijke Philips NV(a)	40,209	1,875,657
Koninklijke Vopak NV	418	22,110
Royal Dutch Shell PLC, Class A	51,858	830,312
Royal Dutch Shell PLC, Class B	42,416	643,039
Wolters Kluwer NV	13,403	1,046,851

		9,700,270

New Zealand — 0.2%
a2 Milk Co. Ltd.(a)	6,775	87,830
Fisher & Paykel Healthcare Corp. Ltd.	10,468	241,149
Vector Ltd.	5,687	13,236
Xero Ltd.(a)	819	51,446

		393,661

Norway — 0.5%
Aker Solutions ASA(a)	13	12
Dolphin Drilling ASA(a)(c)(e)	8	1
Gjensidige Forsikring ASA(a)	8,830	163,145
Orkla ASA	5,208	45,724
Scatec Solar ASA(d)	934	15,265
Telenor ASA	43,433	634,159

		858,306

Portugal — 0.1%
Galp Energia SGPS SA	13,285	154,106

Singapore — 0.4%
Ascendas Real Estate Investment Trust	14,000	32,122
DBS Group Holdings Ltd.	6,200	93,290
Oversea-Chinese Banking Corp. Ltd.(c)	42,100	274,399
Singapore Telecommunications Ltd.(c)	84,800	150,850
United Overseas Bank Ltd.	6,800	99,361

		650,022

Spain — 1.8%
Acerinox SA	10,606	86,229
Amadeus IT Group SA	3,025	158,819

Security	Shares	Value

Spain (continued)
Banco Bilbao Vizcaya Argentaria SA	233,879	$805,237
Banco Santander SA(a)	271,553	664,343
EDP Renováveis, S.A.	1,473	20,355
Endesa SA	408	10,121
Grifols SA	11,933	362,859
Industria de Diseno Textil SA	25,031	664,159
Inmobiliaria Colonial Socimi SA	1,267	11,203
Mediaset Espana Comunicacion SA(a)	9	33
Naturgy Energy Group SA	13,673	255,260
Zardoya Otis SA	2,011	13,796

		3,052,414

Sweden — 3.8%
Alfa Laval AB(a)	2,474	54,577
Assa Abloy AB, Class B	54,069	1,106,656
Atlas Copco AB, Class B	6,788	252,229
Boliden AB	9,076	208,171
Castellum AB	7,586	142,146
Dometic Group AB(a)(d)	4,030	36,419
Elekta AB, B Shares, Class B	39,064	363,896
EQT AB	7,775	140,190
Evolution Gaming Group AB(d)	3,799	225,644
Fabege AB	70,900	833,825
Fastighets AB Balder, B Shares(a)	448	17,141
Hexagon AB, Class B(a)	3,617	212,410
Hufvudstaden AB, A Shares	16,386	204,272
Indutrade AB(a)	537	21,298
Kinnevik AB, Class B	19,715	520,423
L E Lundbergforetagen AB, B Shares(a)	11,381	518,788
Lifco AB, -B Shares	960	61,216
Lundin Energy AB	1,139	27,798
Saab AB(a)(c)	6,094	153,169
Skanska AB, Class B(a)	10,451	213,360
Stillfront Group AB(a)	205	18,429
Svenska Cellulosa AB SCA, B Shares, Class B(a)	4,718	56,433
Swedbank AB, Class A(a)	29,170	374,568
Swedish Match AB	7,227	509,906
Telefonaktiebolaget LM Ericsson, Class B	5,177	47,988
Telia Co. AB	59,389	222,186

		6,543,138

Switzerland — 11.0%
Alcon, Inc.(a)	8,084	464,500
Baloise Holding AG, Registered Shares	1,107	166,770
Barry Callebaut AG, Registered Shares	208	397,038
Belimo Holding AG(c)	5	37,004
Cembra Money Bank AG	95	9,287
Chocoladefabriken Lindt & Spruengli AG	3	24,778
Clariant AG, Registered Shares(a)	2,570	50,580
Coca-Cola HBC AG	7,718	193,205
Credit Suisse Group AG, Registered Shares	59,869	622,929
Geberit AG, Registered Shares	1,362	683,364
Givaudan SA, Registered Shares	487	1,820,390
Logitech International SA, Registered Shares	663	43,446
Nestle SA, Registered Shares	48,952	5,427,339
Novartis AG, Registered Shares	27,269	2,375,703
Roche Holding AG	11,944	4,137,993
Sika AG, Registered Shares(c)	8,636	1,664,782
Sonova Holding AG, Registered Shares	2	400
Sunrise Communications Group AG(d)	834	74,182
Swiss Re AG	4,272	331,227
Swisscom AG, Registered Shares	152	79,709
Tecan Group AG	123	43,592
Vifor Pharma AG	666	100,757

		18,748,975

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	International Tilts Master Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom — 13.0%
Ashmore Group PLC	16,066	$82,956
ASOS PLC(a)	322	13,686
Associated British Foods PLC	1	24
AstraZeneca PLC	21,052	2,190,974
Auto Trader Group PLC(d)	94,545	615,559
AVEVA Group PLC	2,018	102,319
BAE Systems PLC(a)	54,769	327,489
Barratt Developments PLC	41,217	253,325
Bellway PLC	4,678	147,339
Berkeley Group Holdings PLC	9,537	491,158
boohoo Group PLC(a)	936	4,793
BP PLC	206,844	792,428
British American Tobacco PLC	39,456	1,513,249
BT Group PLC	204,104	288,654
Centrica PLC	218,852	103,987
Cineworld Group PLC(c)	81,010	60,814
Compass Group PLC	30,946	425,769
Croda International PLC	3,156	204,985
Dechra Pharmaceuticals PLC	188	6,622
Derwent London PLC	979	33,676
Diageo PLC	60,873	2,023,257
Dialog Semiconductor PLC(a)	1,462	66,826
Direct Line Insurance Group PLC	8,569	28,732
easyJet PLC	5,108	43,123
Experian PLC	50,051	1,756,733
GlaxoSmithKline PLC	63,777	1,288,275
Greggs PLC	2,078	41,677
GVC Holdings PLC	12,365	113,336
HomeServe PLC	18,357	296,777
Howden Joinery Group PLC	61,725	422,580
HSBC Holdings PLC	242,761	1,128,253
IG Group Holdings PLC	30,507	308,063
Informa PLC	109,815	634,922
Intermediate Capital Group PLC	1,879	29,977
ITV PLC	35,889	33,170
JD Sports Fashion PLC(a)	3,104	23,890
John Wood Group PLC	15,229	36,516
Jupiter Fund Management PLC	5,284	16,755
Legal & General Group PLC	25,992	70,861
Lloyds Banking Group PLC(a)	1,122,879	433,161
London Stock Exchange Group PLC	691	71,861
M&G PLC	20,261	42,071
Man Group PLC	36,954	59,828
Marks & Spencer Group PLC	50,489	61,913
Meggitt PLC	29,881	108,837
Melrose Industries PLC(a)	30,842	43,473
Micro Focus International PLC	23,294	124,275
Moneysupermarket.com Group PLC	58,999	236,668
National Grid PLC	10,540	128,592
Ocado Group PLC(a)(c)	6,165	154,929
Prudential PLC	2,501	37,685
Reckitt Benckiser Group PLC	4,088	376,090
Redrow PLC	1,197	6,384
RELX PLC	16,588	383,942
Rentokil Initial PLC(a)	22,125	139,900
Rightmove PLC	24,773	167,454
Rolls-Royce Holdings PLC(a)	35,685	125,990
Rotork PLC	3,418	11,830
Sage Group PLC	1,807	15,000
Schroders PLC	4,271	155,882
Smith & Nephew PLC	6,922	128,982
Smiths Group PLC	35,219	615,695
Spirax-Sarco Engineering PLC	311	38,287
SSE PLC	6,644	112,504

Security	Shares	Value

United Kingdom (continued)
Standard Chartered PLC	20,595	$111,641
Taylor Wimpey PLC	29,890	52,756
Tesco PLC	98,830	277,976
Unilever NV	13,846	738,237
Unilever PLC	11,877	640,658
Vistry Group PLC	1,093	9,628
Vodafone Group PLC	283,081	450,030
William Hill PLC	8,031	11,346
WM Morrison Supermarkets PLC	25,900	61,014
WPP PLC	3,283	25,595

		22,183,643

United States — 0.1%
Ferguson PLC(a)	2,927	239,330

Total Common Stocks — 96.3% (Cost — $151,978,039)		163,814,930

Preferred Stock — 0.2%

Germany — 0.2%
Sartorius AG, Preference Shares, 0.00%	1,283	423,451

Total Preferred Stock— 0.2% (Cost—$430,091)		423,451

Rights — 0.0%

Spain — 0.0%
Repsol SA, (Expires 07/09/20)(a)	7,520	3,661
Telefonica SA, (Expires 07/06/20)(a)	47,061	9,258

Total Rights — 0.0% (Cost — $14,383)		12,919

Total Long-Term Investments — 96.5% (Cost — $152,422,513)		164,251,300

Short-Term Securities — 6.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.55%(f)(g)(h)	6,571,438	6,579,981
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.16%(f)(h)	4,128,704	4,128,704

Total Short-Term Securities — 6.3% (Cost — $10,705,750)		10,708,685

Total Investments — 102.8% (Cost — $163,128,263)		174,959,985

Liabilities in Excess of Other Assets — (2.8)%		(4,828,173)

Net Assets — 100.0%		$170,131,812

(a)	Non-income producing security.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Security, or a portion of the security, is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of the security was purchased with the cash collateral from loaned securities.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	International Tilts Master Portfolio

(h)

Investments in issuers considered to be an affiliate/affiliates of the Master Portfolio during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	3,502,221	3,069,217	(b)	—	6,571,438	$6,579,981	$17,165	(c)	$(277)	$2,437
BlackRock Cash Funds: Treasury, SL Agency Shares	1,224,018	2,904,686	(b)	—	4,128,704	4,128,704	9,529		—	—

						$10,708,685	$26,694		$(277)	$2,437

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased/(sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	61	09/18/20	$5,424	$44,026

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future contracts
Unrealized appreciation on future contracts(a)	$—	$—	$44,026	$—	$—	$—	$44,026

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended June 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Future contracts	$—	$—	$(975,493)	$—	$—	$—	$(975,493)
Net Change in Unrealized Appreciation (Depreciation) on:
Future contracts	$—	$—	$54,216	$—	$—	$—	$54,216

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,153,908

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2020	International Tilts Master Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$10,518,763	$—	$10,518,763
Austria	—	272,849	—	272,849
Belgium	—	625,076	—	625,076
China	617,894	675,599	—	1,293,493
Denmark	252,845	2,223,785	—	2,476,630
Finland	—	1,887,689	—	1,887,689
France	—	19,656,544	—	19,656,544
Germany	—	13,123,568	—	13,123,568
Hong Kong	—	4,510,168	—	4,510,168
Ireland	—	220,726	—	220,726
Israel	—	255,168	—	255,168
Italy	—	3,803,767	—	3,803,767
Japan	—	42,137,903	—	42,137,903
Luxembourg	—	448,844	—	448,844
Macau	—	59,877	—	59,877
Netherlands	3,151,298	6,548,972	—	9,700,270
New Zealand	—	393,661	—	393,661
Norway	—	858,305	1	858,306
Portugal	—	154,106	—	154,106
Singapore	—	650,022	—	650,022
Spain	20,355	3,032,059	—	3,052,414
Sweden	—	6,543,138	—	6,543,138
Switzerland	—	18,748,975	—	18,748,975
United Kingdom	—	22,183,643	—	22,183,643
United States	—	239,330	—	239,330
Preferred Stock	—	423,451	—	423,451
Rights	12,919	—	—	12,919
Short-Term Securities	10,708,685	—	—	10,708,685

	$14,763,996	$160,195,988	$1	$174,959,985

Derivative Financial Instruments(a)
Assets:
Equity contracts	$44,026	$—	$—	$44,026

	$44,026	$—	$—	$44,026

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

International Tilts Master Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $5,424,366, cost — $152,422,513)	$164,251,300
Investments at value — affiliated (cost — $10,705,750)	10,708,685
Cash pledged for futures contracts	568,910
Foreign currency at value (cost — $1,337,500)	1,336,137
Receivables:
Investments sold	4,902,523
Securities lending income — affiliated	7,869
Dividends — affiliated	560
Dividends — unaffiliated	282,105
Prepaid expenses	8,376

Total assets	182,066,465

LIABILITIES
Cash collateral on securities loaned at value	6,574,438
Payables:
Investments purchased	1,660,816
Administration fees	18,904
Capital shares redeemed	3,525,692
Investment advisory fees	131,680
Trustees’ fees	1,875
Other accrued expenses	10,705
Variation margin on futures contracts	10,543

Total liabilities	11,934,653

NET ASSETS	$170,131,812

NET ASSETS CONSIST OF
Investors’ capital	$158,254,794
Net unrealized appreciation (depreciation)	11,877,018

NET ASSETS	$170,131,812

See notes to financial statements.

FINANCIAL STATEMENTS	9

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

International Tilts Master Portfolio

INVESTMENT INCOME
Dividends — affiliated	$9,529
Dividends — unaffiliated	2,375,420
Securities lending income — affiliated — net	17,165
Foreign taxes withheld	(370,976)

Total investment income	2,031,138

EXPENSES
Investment advisory	295,449
Administration	36,931
Trustees	5,871
Professional	11,133

Total expenses	349,384
Less fees waived and/or reimbursed by the Manager	(54,953)

Total expenses after fees waived and/or reimbursed	294,431

Net investment income	1,736,707

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Futures contracts	(975,493)
Foreign currency transactions	(11,237)
Investments — affiliated	(277)
Investments — unaffiliated	(10,774,716)

(11,761,723)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	54,216
Foreign currency translations	(60,616)
Investments — affiliated	2,437
Investments — unaffiliated	(4,749,013)

(4,752,976)

Net realized and unrealized gain (loss)	(16,514,699)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,777,992)

See notes to financial statements.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	International Tilts Master Portfolio
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,736,707	$5,163,182
Net realized gain (loss)	(11,761,723)	4,892,657
Net change in unrealized appreciation (depreciation)	(4,752,976)	22,749,355

Net increase (decrease) in net assets resulting from operations	(14,777,992)	32,805,194

CAPITAL TRANSACTIONS
Proceeds from contributions	45,117,774	39,066,209
Value of withdrawals	(36,273,847)	(43,182,203)

Net increase (decrease) in net assets derived from capital transactions	8,843,927	(4,115,994)

NET ASSETS
Total increase (decrease) in net assets	(5,934,065)	28,689,200
Beginning of period	176,065,877	147,376,677

End of period	$170,131,812	$176,065,877

See notes to financial statements.

FINANCIAL STATEMENTS	11

Financial Highlights

(For a share outstanding throughout each period)

	International Tilts Master Portfolio

	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017	2016	2015

Total Return
Total return	(11.73	)%(a)	22.30%	(15.06)%		29.06%	0.00%	2.25%

Ratios to Average Net Assets
Total expenses	0.47	%(b)	0.47%	0.46%		0.47%	0.46%	0.45%

Total expenses after fees waived and/or reimbursed	0.40	%(b)	0.40%	0.40%		0.40%	0.40%	0.43%

Net investment income	2.35	%(b)	3.22%	2.68	%(c)	2.81%	2.91%	2.65%

Supplemental Data
Net assets, end of period (000)	$170,132		$176,066	$147,377		$163,969	$187,213	$304,851

Portfolio turnover rate	135%		151%	130%		106%	98%	107%

(a)	Aggregate total return.
(b)	Annualized.
(c)	The ratio of net investment income to average net assets includes 0.04% resulting from a special dividend.

See notes to financial statements.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. International Tilts Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements  (unaudited) (continued)

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BofA Securities, Inc.	$24,670	$(24,670)	$—
Goldman Sachs & Co.	1,622,601	(1,622,601)	—
HSBC Bank PLC	470,213	(470,213)	—
Jefferies LLC	1,179,002	(1,179,002)	—
J.P. Morgan Securities LLC	172,874	(172,874)	—
Morgan Stanley & Co. LLC	1,420,245	(1,420,245)	—
State Street Bank & Trust Company	523,757	(523,757)	—
UBS AG	11,004	(11,004)	—

	$5,424,366	$(5,424,366)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.40%
$1 Billion - $3 Billion	0.38
$3 Billion - $5 Billion	0.36
$5 Billion - $10 Billion	0.35
Greater than $10 Billion	0.34

MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with the Manager, which has agreed to provide general administrative services (other than investment advice and related portfolio activities). The Manager has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. The Manager is entitled to receive for these administrative services an annual fee of 0.05% based on the average daily net assets of the Master Portfolio.

From time to time, the Manager may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. The Manager may delegate certain of its administration duties to sub-administrators. For the six months ended June 30, 2020, the Manager waived $36,931.

The Manager entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”) and BlackRock International Limited (“BIL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BFA and BIL for services they provide for that portion of the Master Portfolio for which BFA and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers and Reimbursements: The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. The Manager has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to these independent expenses through April 30, 2021. Such contractual arrangement may not be terminated prior to May 1, 2021 without the consent of the Board of MIP. For the six months ended June 30, 2020, the amount waived was $17,004.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. Prior to April 29, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amounts waived were $1,018.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager is entitled to receive an annual administrative fee of 0.05% of the Master Portfolio’s average daily net assets for providing administration services. The Manager has contractually agreed to waive this administration fee through April 30, 2021. This waiver agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a majority of the outstanding voting securities of the Master Portfolio.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the six months ended June 30, 2020, the Master Portfolio paid BTC $3,671 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2020, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$3,489,816	$ —	$ —

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments excluding short-term securities, were $203,847,268 and $194,849,331, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (unaudited) (continued)

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$155,791,136

Gross unrealized appreciation	$27,710,480
Gross unrealized depreciation	(8,497,605)

Net unrealized appreciation (depreciation)	$19,212,875

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund interestholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Master Portfolio’s investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

The Master Portfolio invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Master Portfolio’s investments.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	19

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Master Investment Portfolio (the “Master Fund”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Master Fund, on behalf of International Tilts Master Portfolio (the “Master Portfolio”), a series of the Master Fund, and BlackRock Advisors, LLC (the “Manager”), the Master Fund’s investment advisor. The Board also considered the approval of (i) the sub-advisory agreement between the Manager and BlackRock Fund Advisors (“BFA”) with respect to the Master Portfolio (the “BFA Sub-Advisory Agreement”) and (ii) the sub-advisory agreement between the Manager and BlackRock International Limited (“BIL,” and together with BFA, the “Sub-Advisors”) with respect to the Master Portfolio (the “BIL Sub-Advisory Agreement”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement, the BFA Sub-Advisory Agreement and the BIL Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Master Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewals of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Master Portfolio by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of Master Portfolio service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Portfolio and its interest holders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Portfolio for services; (c) the Master Portfolio’s operating expenses and how BlackRock allocates expenses to the Master Portfolio; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Master Portfolio’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Master Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Master Portfolio; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided to the Board in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) based on either a Lipper classification or Morningstar category, regarding the fees and expenses of the Master Portfolio as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Master Portfolio as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Master Portfolio; (g) a summary of aggregate amounts paid by the Master Portfolio to BlackRock; (h) sales and redemption data regarding the Master Portfolio’s interests; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Master Portfolio’s operations.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Portfolio as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Master Portfolio; (d) the Master Portfolio’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Master Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of portfolio holdings of the Master Portfolio. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Master Portfolio. Throughout the year, the Board compared the Master Portfolio’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Master Portfolio’s portfolio management team discussing the Master Portfolio’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Master Portfolio’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Master Portfolio. BlackRock and its affiliates provide the Master Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Master Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio. In particular, BlackRock and its affiliates provide the Master Portfolio with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, the Master Portfolio’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Master Portfolio, such as tax reporting, expense management, fulfilling regulatory filing requirements, and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Master Portfolio’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Master Portfolio as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Master Portfolio management to discuss, the performance of the Master Portfolio throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-year, three-year and five-year periods reported, the Master Portfolio ranked in the fourth, third and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Master Portfolio’s underperformance relative to its Performance Peers during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio: The Board, including the Independent Board Members, reviewed the Master Portfolio’s contractual advisory fee rate compared with those of its Expense Peers. The contractual advisory fee rate is shown before taking into account any reimbursements or fee waivers. The Board also compared the Master Portfolio’s total expense ratio, as well as its actual advisory fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	21

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

advisory fee rate gives effect to any advisory fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Portfolio. The Board reviewed BlackRock’s estimated profitability with respect to the Master Portfolio and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Master Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Master Portfolio’s contractual advisory fee rate ranked in the first quartile, and that the actual advisory fee rate and total expense ratio each ranked in the first quartile, relative to the Master Portfolio’s Expense Peers. The Board also noted that the Master Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master Portfolio increases above certain contractually specified levels. The Board noted that if the size of the Master Portfolio were to decrease, the Master Portfolio could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and its affiliates have contractually agreed to reimburse or otherwise compensate the Master Portfolio for certain other fees and expenses.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Master Portfolio benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Master Portfolio to more fully participate in these economies of scale. The Board considered the Master Portfolio’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Master Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Master Fund with respect to the Master Portfolio, (ii) the BFA Sub-Advisory Agreement between the Manager and BFA with respect to the Master Portfolio and (iii) the BIL Sub-Advisory Agreement between the Manager and BIL with respect to the Master Portfolio, each for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock Fund Advisors

San Francisco, CA 94105

BlackRock International Limited

Edinburgh EH3 8BL, United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of MIP

400 Howard Street

San Francisco, CA 94105

TRUSTEE AND OFFICER INFORMATION	23

Additional Information

Availability of Quarterly Schedule of Investments

The Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Portfolio’s Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Master Portfolio voted proxies relating to securities held in the Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

Glossary of Terms Used in this Report

ADR	American Depository Receipts

REIT	Real Estate Investment Trust

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

3

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds III and Master Investment Portfolio

Date: September 4, 2020

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